UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05555

SANFORD C. BERNSTEIN FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2008

Date of reporting period: September 30, 2008

ITEM 1. REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND, INC.

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Intermediate Duration Portfolio

Short Duration Plus Portfolio

U.S. Government Short Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration New York Municipal Portfolio

Short Duration Diversified Municipal Portfolio

California Municipal Portfolio

New York Municipal Portfolio

Diversified Municipal Portfolio

ANNUAL REPORT

SEPTEMBER 30, 2008

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the Fund’s prospectus, an additional copy of which may be obtained by visiting our website at www.bernstein.com and clicking on “Prospectuses, SAIs, and Shareholder Reports” at the bottom of any screen or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.bernstein.com and click on “Updated Mutual Fund Performance & Holdings” at the bottom of any screen.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.alliancebernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentaries

To Our Shareholders—November 25, 2008

This report provides management’s discussion of fund performance for the 12 portfolios of the Sanford C. Bernstein Fund, Inc. for the annual reporting period ended September 30, 2008.

Bernstein Tax-Managed International Portfolio

Investment Objective and Strategy

Bernstein Tax-Managed International Portfolio (the “Portfolio”) seeks to provide long-term capital growth through investments in equity securities of established foreign companies comprising the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, plus Canada. The Portfolio seeks to minimize the impact of taxes on shareholders’ returns. The Portfolio diversifies its investments among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Portfolio will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolio also diversifies its investments between growth and value equity investment styles. AllianceBernstein L.P. (the “Adviser”) selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. Normally, approximately 50% of the value of the Portfolio will consist of international value stocks and 50% will consist of international growth stocks. The Adviser will rebalance the Portfolio as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline may vary within a narrow range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%–60% before rebalancing occurs. The Portfolio seeks to minimize the impact of taxes on shareholders’ returns. The Portfolio seeks to maximize after-tax total returns by considering the tax impact that buy and sell investment decisions will have on its shareholders.

Bernstein International Portfolio

Investment Objective and Strategy

Bernstein International Portfolio (the “Portfolio”) seeks to provide long-term capital growth through investments in equity securities of established foreign companies comprising the MSCI EAFE Index, plus Canada. The Portfolio is managed without regard to potential tax consequences to the shareholder. The Portfolio diversifies its investments among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Portfolio will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolio also diversifies its investments between growth and value equity investment styles. The Adviser selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. Normally, approximately 50% of the value of the Portfolio will consist of international value stocks and 50% will consist of international growth stocks. The Adviser will rebalance the Portfolio as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline may vary within a narrow range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%–60% before rebalancing occurs.

In September 2003, the investment style of both the Tax-Managed International Portfolio and the International Portfolio (the “International Portfolios”) changed from all value to a blend of growth and value. The International Portfolios will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Effective October 1, 2008, the Adviser expanded its approach to managing currencies in the International Portfolios. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into foreign currency transactions for investment purposes when it anticipates that a foreign currency will appreciate or depreciate in value. The International Portfolios may also make investments in less developed or emerging markets.

Investment Results

The chart on page 11 shows performance for the International Portfolios compared with their benchmark, the MSCI EAFE Index (cap-weighted, unhedged), for the six- and 12-month periods ended September 30, 2008.

The International Portfolios underperformed the benchmark for the six- and 12-month periods ended September 30, 2008. During both periods, weakness from both the value and growth

2008 Annual Report	1

Portfolio Manager Commentaries (continued)

components of the International Portfolios detracted from relative returns. Financials sank deeper into bear-market territory, particularly during the third quarter of 2008 as the credit crisis entered a new and more menacing phase. Meanwhile, slowing economic growth and demand for commodities, particularly within emerging-market countries, weighed on industrials and materials stocks. On the positive side, consumer staples added to the Portfolios’ returns, as did several health care holdings, which benefited from company-specific developments.

Market Review and Investment Strategy

Non-U.S. developed equity markets retreated –22.35% during the six-month period and –30.50% for the 12-month period, according to the MSCI EAFE Index. Currency selection detracted from relative returns in U.S. dollar terms during both periods.

International equities suffered as government intervention failed to support shares due to slowing global economic growth and further repercussions from the subprime mortgage crisis. The financial tumult came to a head in the third quarter, as intense fear of counterparty risk paralyzed interbank lending and threatened the survival of some of the world’s most powerful financial firms. Volatility rose to record highs amid several government bailouts and forced mergers. The International Portfolios Blend Solutions Team’s (the “Team’s”) fundamental forecasts of company operations have been the bedrock of the International Portfolios’ successful stock selection throughout their history. But in this environment, uncertainty and fear have driven investor behavior, and actions by governments and rating agencies have been unpredictable. Like most investors, the Team has been dismayed by the market upheaval, but blind flight from risk has created rich opportunities for investors who apply dispassionate research.

Bernstein Emerging Markets Portfolio

Investment Objective and Strategy

Bernstein Emerging Markets Portfolio (the “Portfolio”) seeks to provide long-term capital growth through investments in equity securities of companies in emerging-market countries. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in securities of companies in emerging markets. For purposes of this policy, net assets include any borrowings for investment purposes. Normally, approximately 50% of the value of the Portfolio will consist of emerging markets value stocks and 50% will consist of emerging markets growth stocks. The Portfolio will be rebalanced as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a narrow range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%–60% before rebalancing occurs. The Emerging Markets Portfolio was formerly known as the Emerging Markets Value Portfolio. Prior to May 2, 2005, 100% of the value of the Portfolio consisted of emerging markets value stocks.

The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, real estate investment trusts (“REITs”), warrants and convertible securities of foreign issuers, including sponsored or unsponsored ADRs and GDRs. Under most conditions, the Portfolio intends to have its assets diversified among emerging-market countries, although this Portfolio may also invest in more developed country markets. In allocating the Portfolio’s assets among emerging-market countries, factors will be considered such as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However, the Portfolio may not necessarily be diversified on a geographical basis. The Portfolio may also make investments in developed foreign securities that comprise the MSCI EAFE Index.

Investment Results

The chart on page 11 shows performance for the Portfolio compared with its benchmark, the MSCI Emerging Markets (EM) Index, for the six- and 12-month periods ended September 30, 2008.

The Portfolio underperformed the benchmark for both the six- and 12-month periods ended September 30, 2008. Stock selection affected relative returns adversely by just over 1%. Although the largest positive sector contributions to relative performance over the 12-month period arose from an overweight position in health care stocks and an underweight position in industrials, these were largely offset by an adverse overweight position in materials. For the 12-month period, sector selection contributed just over 0.5% of positive return relative to the benchmark. As of September 30, 2008, the major sector positions resulting indirectly from the Portfolio’s bottom-up stock selection process were underweight positions in financials and industrials and an overweight position in materials.

For the six-month period ended September 30, 2008, the Portfolio’s performance was offset by a damaging overweight

2	Sanford C. Bernstein Fund, Inc.

Portfolio Manager Commentaries (continued)

position in materials, although its overweight position in health care and underweight position in industrials served it well, each generating a relative outperformance of around 0.25%. The effect of stock selection across the Portfolio was negative, contributing approximately 1% to relative performance. Overall, performance attribution to sector selection was marginally positive across the Portfolio.

The Portfolio’s stocks are selected via comprehensive research of each individual stock, including the sector effects, without taking a prior view of the attractiveness of the sector to which the stock is allocated. As a result, sector positions relative to the benchmark arise indirectly rather than as a direct consequence of a macro view on each sector.

Market Review and Investment Strategy

Between October 2007 and June 2008, market volatility reflected uncertainty in the prospects for global economic growth and the potential return of “stagflation,” whereby severe inflation and economic slowdown occur simultaneously and severely constrain central banks’ ability to limit the damage through interest rate policy. The market posted a number of significant, but largely offsetting, monthly gains and losses before retreating markedly over the third quarter of 2008 as the outlook for world growth finally deteriorated conclusively in conjunction with concerns over the stability of many global financial institutions and an even greater flight from risk than that which had prevailed during the first quarter of 2008.

The third quarter was characterized by fears over the solvency and liquidity of developed countries’ financial systems. The subsequent rapid deleveraging of financial institutions and the resulting fall in business and consumer confidence further exacerbated existing concerns of a global economic slowdown. A marked strengthening in the U.S. dollar and tumbling energy, materials and commodity prices adversely affected both the local currency returns and U.S. dollar-denominated returns.

Bernstein Intermediate Duration Portfolio

Investment Objective and Strategy

Bernstein Intermediate Duration Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate to high rate of income that is subject to taxes. The Portfolio will seek to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others.

The Portfolio may also invest up to 25% of its total assets in fixed-income, non-U.S. dollar-denominated foreign securities, and may invest without limit in fixed-income, U.S. dollar- denominated foreign securities, in each case in developed or emerging-market countries. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment grade (BB or below) by national rating agencies (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies. The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions.

Investment Results

The chart on page 11 shows performance for the Portfolio compared with its benchmark, the Lehman Brothers Aggregate Bond Index, for the six- and 12-month periods ended September 30, 2008.

The Portfolio underperformed the benchmark for both the six- and 12-month periods ended September 30, 2008. For both periods the following positions detracted from performance: an underweight in Treasuries and Agencies, exposure to subprime-related asset-backed securities (ABS) and collateralized debt obligations (CDOs) as well as Alt-A mortgage securities (Alt-A or ‘alternative’ mortgages are home loans made with less than full documentation), an overweight in investment-grade corporates and commercial mortgage backed securities (CMBS), and positions in high-yield and emerging markets. The Portfolio’s exposure to subprime-related ABS and CDOs as well as Alt-A mortgage securities detracted from performance despite their AAA and AA ratings.

Market Review and Investment Strategy

The 12-month period ended September 30, 2008, has seen the return of volatility to the capital markets, as the credit crisis in the U.S. subprime market spilled over—in the form of a liquidity crunch—into other sectors and asset classes and even the overnight funding market. As investors flocked to the safety of the highest-quality securities, government bond yields fell worldwide and yield spreads (the price an issuer pays above a benchmark fixed-income yield to borrow money) widened across fixed-income markets.

2008 Annual Report	3

Portfolio Manager Commentaries (continued)

Starting in September 2007, the U.S. Federal Reserve (the “Fed”) responded to the crisis with multiple interest rate cuts, which aimed to restore confidence in the financial markets and put the economy on firmer footing. The Fed funds rate was reduced by a total 275 basis points for the reporting period, including an unprecedented 125 basis-point reduction in January 2008.

There was heightened demand for U.S. Treasuries during the period under review as investors sought less risky assets in light of the subprime-market volatility. For the 12-month period, U.S. Treasury holdings outperformed spread sectors on both an absolute and duration-adjusted basis.

During the 12-month period, the Portfolio’s U.S. Investment Grade: Core Fixed Income Team (the “Team”) continued to underweight Treasuries and Agencies. As spreads widened, the Team identified more opportunities within the corporate sector and in CMBS and established overweight allocations to these sectors.

Bernstein Short Duration Plus Portfolio

Investment Objective and Strategy

Bernstein Short Duration Plus Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate rate of income that is subject to taxes. The Portfolio will invest at least 80% of its total assets in securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, ABS, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment grade. The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions.

Bernstein U.S. Government Short Duration Portfolio

Investment Objective and Strategy

Bernstein U.S. Government Short Duration Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate rate of income that is generally exempt from state and local taxes. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in U.S. Government and agency securities. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio may also invest in high-quality money-market securities, which are securities that have remaining maturities of one year or less and are rated AA or better by Standard & Poor’s Corporation (“Standard & Poor’s”) or Fitch Ratings, Inc. (“Fitch”) or Aa or better by Moody’s Investors Services, Inc. (“Moody’s”) (or, if unrated, determined by the Adviser to be of comparable quality). Additionally, up to 10% of the Portfolio’s total assets may be invested in other securities rated A or better by national rating agencies and comparably rated commercial paper and notes.

Many types of securities may be purchased by the Portfolio, including bills, notes, corporate bonds, inflation-protected securities, MBS and ABS, as well as others. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The income earned by the Portfolio is generally exempt from state and local taxes; however, states have different requirements for tax-exempt distributions and there is no assurance that your distributions from the Portfolio’s income will not be subject to the state and local taxes of your state. The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions.

Investment Results

The chart on page 11 shows performance for the Bernstein Short Duration Plus and Bernstein U.S. Government Short Duration Portfolios (the “Short Duration Portfolios”) compared with their benchmark, the Merrill Lynch 1–3 Year Treasury Index, for the six- and 12-month periods ended September 30, 2008.

A broad liquidity crunch stemming from the subprime crisis caused the Short Duration Portfolios to underperform for both the six- and 12-month periods as Treasury yields fell and spreads widened across all fixed-income markets. Detracting from relative performance for both periods was an underweight in U.S. government debt. For the Short Duration Plus Portfolio, detractors included investment-grade corporates exposure to agency MBS, agency debt, CMBS, subprime-related ABS and Alt-A mortgage securities, which all underperformed Treasuries. For the U.S. Government Short Duration Portfolio, detractors also included exposure to CMBS, as well as non-agency MBS, consumer ABS and agency debentures, which all underperformed.

4	Sanford C. Bernstein Fund, Inc.

Portfolio Manager Commentaries (continued)

Market Review and Investment Strategy

The 12-month period ended September 30, 2008, has seen the return of volatility to the capital markets, as the credit crisis in the U.S. subprime market spilled over—in the form of a liquidity crunch—into other sectors and asset classes and even the overnight funding market. As investors flocked to the safety of the highest-quality securities, government bond yields fell worldwide and yield spreads widened across fixed-income markets.

Starting in September 2007, the Fed responded to the crisis with multiple interest-rate cuts, which aimed to restore confidence in the financial markets and put the economy on firmer footing. The Fed funds rate was reduced by a total 275 basis points for the reporting period, including an unprecedented 125 basis-point reduction in January 2008.

There was heightened demand for U.S. Treasuries during the annual reporting period as investors sought less risky assets in light of the subprime-market volatility. For the 12-month period U.S. Treasury holdings outperformed spread sectors on both an absolute and duration-adjusted basis. During the 12-month period, shorter-term yields fell the most, with two-year yields losing 202 basis points to yield 1.97%, while the 10 year yield lost 76 basis points to end the period at 3.83%. Longer maturity U.S. Treasuries (15+ year), which returned 11.28%, outperformed shorter-term U.S. Treasuries (1–3 Year), which returned 6.27%, and intermediate-term U.S. Treasuries (5–10 Year), which returned 10.38% during the 12-month period, according to Merrill Lynch.

During the annual period the Portfolios’ U.S. Investment Grade: Liquid Markets Structured Products Investment Team (the “Team”) increased holdings within Bernstein Short Duration Plus Portfolio in investment-grade corporates and mortgages. Within the Bernstein U.S. Government Short Duration Portfolio, the Team increased CMBS. Within both Short Duration Portfolios, the Team increased an allocation to Agencies, where it saw attractive valuations relative to Treasuries.

Bernstein Short Duration California Municipal Portfolio

Investment Objective and Strategy

Bernstein Short Duration California Municipal Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate rate of return after taking account of federal and state taxes for California residents. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in municipal securities issued by the state of California or its political subdivisions, or otherwise exempt from California state income tax. For purposes of these policies, net assets include any borrowings for investment purposes. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for California investors.

Bernstein Short Duration New York Municipal Portfolio

Investment Objective and Strategy

Bernstein Short Duration New York Municipal Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate rate of return after taking account of federal, state and local taxes for New York residents. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in municipal securities issued by the state of New York or its political subdivisions, or otherwise exempt from New York state income tax. For purposes of these policies, net assets include any borrowings for investment purposes. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for New York investors.

Bernstein Short Duration Diversified Municipal Portfolio

Investment Objective and Strategy

Bernstein Short Duration Diversified Municipal Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate rate of return after taking account of federal taxes. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for Portfolio investors.

Each of the Bernstein Short Duration California Municipal, Bernstein Short Duration New York Municipal and Bernstein Short Duration Diversified Municipal Portfolios (the “Short Duration Municipal Portfolios”) invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. Each of the Short Duration Municipal Portfolios may invest up to 20% of its total assets in fixed-income securities rated BB or

2008 Annual Report	5

Portfolio Manager Commentaries (continued)

B by national rated agencies, which are not investment-grade. Each of the Short Duration Municipal Portfolios may use derivatives, such as options, futures, forwards and swaps. Each of the Short Duration Municipal Portfolios seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions.

Investment Results

The chart on page 11 shows performance for the Short Duration Municipal Portfolios compared to their benchmark, the Lehman Brothers 1–Year Municipal Index, and their peer group, as represented by the Short-Term Municipal Lipper Composite, for the six- and 12-month periods ended September 30, 2008.

The Short Duration Municipal Portfolios underperformed their benchmark for the six- and 12-month periods ended September 30, 2008. At the same time, they significantly outperformed the Short-Term Municipal Lipper composite, which had a six-month return of 0.10% and a 12-month return of 1.47%. The Portfolios’ Municipal Bond Investment Team’s (the “Team’s”) two primary strategies over the 12-month period have been to 1) maintain a high average credit quality, and 2) own primarily short-term bonds and avoid longer-term bonds. Because credit spreads widened sharply and the slope of the yield curve steepened dramatically, these strategies were successful versus those of other managers. However, the Team’s maturity selection was not as concentrated as that of the benchmark, which consists entirely of bonds maturing in more than one year, but less than two years. The highly concentrated maturity structure of the benchmark added significantly to its return over the last six and 12 months.

Market Review and Investment Strategy

The crisis in the financial markets continued to intensify as the Short Duration Municipal Portfolios’ fiscal year drew to a close, creating severe dislocations in the municipal market. As investors grew increasingly more risk averse, their appetite for lower-rated and longer-maturity bonds practically vanished. As a result, municipal credit spreads—the extra yield investors demand to move down in credit quality—widened sharply and the slope of the municipal yield curve steepened dramatically over the six- and 12-month periods ended September 30, 2008.

Concerns about deteriorating municipal credit quality and a weakening economy contributed to investors’ sense of unease, but it was the news that the Reserve Primary Fund, a large “prime” money market fund, had “broken the buck” that ignited a wave of fear in all the financial markets. In the ensuing panic, investors started to worry that other such funds would suffer the same fate. Yields of municipal cash-equivalent securities spiked from around 2.5% to 9% as buyers flocked to the safety of Treasury bills (“T-bills”). As a result, three-month T-bill yields dropped to a rate of virtually zero. In this turmoil, short- to intermediate-term, high-grade funds were the only category to post positive returns in the municipal market place.

As the fiscal year drew to a close, regulators and policymakers across the globe were working feverishly to address the financial crisis. At the same time, economic growth was beginning to slow dramatically. Historically, tax revenues have been very economically sensitive. And, there were signs that tax revenue growth was slowing quickly across the country. Fortunately, most state and local officials had successfully built up reserves to address the looming budget shortfalls. On average, state budget reserves were at 7.5% of general fund spending to start the fiscal year (July 1 for most states). States also cut spending on average this fiscal year. The average projected increase in states’ budgeted expenses was only 1%—the second lowest in 25 years. So far, municipal issuers are prudently readying themselves for difficult times ahead, which will help them weather a significant downturn.

The Short Duration Municipal Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Insured municipal securities typically receive a higher credit rating, which means that the issuer of the securities pays a lower interest rate. In purchasing such insured securities, the Team gives consideration to both the insurer and to the credit quality of the underlying issuer. The insurance reduces the credit risk for a particular municipal security by supplementing the creditworthiness of the underlying bond and provides additional security for payment of the principal and interest of a municipal security. Certain of the insurance companies that provide insurance for municipal securities provide insurance for other types of securities, including some involving subprime mortgages. The value of subprime mortgage securities has declined recently and some may default, increasing a bond insurer’s risk of having to make payments to holders of subprime mortgage securities. Because of this risk, the ratings of some insurance companies have been, or may be, downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

6	Sanford C. Bernstein Fund, Inc.

Portfolio Manager Commentaries (continued)

Bernstein California Municipal Portfolio

Investment Objective and Strategy

Bernstein California Municipal Portfolio (the “Portfolio”) seeks to provide safety of principal and maximize total return after taking account of federal and state taxes for California residents. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in municipal securities issued by the state of California or its political subdivisions, or otherwise exempt from California state income tax. For purposes of these policies, net assets include any borrowings for investment purposes. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for California investors.

Bernstein New York Municipal Portfolio

Investment Objective and Strategy

Bernstein New York Municipal Portfolio (the “Portfolio”) seeks to provide safety of principal and maximize total return after taking account of federal, state and local taxes for New York residents. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in municipal securities issued by the state of New York or its political subdivisions, or otherwise exempt from New York state income tax. For purposes of these policies, net assets include any borrowings for investment purposes. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for New York investors.

Bernstein Diversified Municipal Portfolio

Investment Objective and Strategy

Bernstein Diversified Municipal Portfolio (the “Portfolio”) seeks to provide safety of principal and maximize total return after taking account of federal taxes. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for Portfolio investors.

Each of the Bernstein California Municipal, Bernstein New York Municipal and Bernstein Diversified Municipal Portfolios (the “Municipal Portfolios”) invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. Each Municipal Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade. Each of the Municipal Portfolios may use derivatives, such as options, futures, forwards and swaps. Each of the Municipal Portfolios seeks to maintain an effective duration of three and one-half to seven years under normal market conditions.

Investment Results

The chart on page 11 shows performance for the Municipal Portfolios compared with their benchmark, the Lehman Brothers 5–Year General Obligation (GO) Municipal Index, and their peer group, as represented by the Short-Intermediate Term Municipal Lipper Composite, for the six- and 12-month periods ended September 30, 2008.

All three Municipal Portfolios underperformed their benchmark for the six- and 12-month periods ended September 30, 2008. The three Portfolios outperformed the Lipper Composite for the 12-month period. The Municipal Portfolios’ Municipal Bond Investment Team’s (the “Team’s”) two primary strategies over the 12-month period have been to 1) maintain a high average credit quality, and 2) own intermediate bonds and avoid long-term bonds. Because credit spreads widened sharply and the slope of the yield curve steepened dramatically, these strategies were successful versus other managers. However, the Team’s maturity selection was not as concentrated as that of the benchmark, which consists entirely of bonds with maturities of more than four years and less than six years. The highly concentrated maturity structure of the benchmark added significantly to its return over the last six- and 12-month periods.

As the 12-month period drew to a close, regulators and policymakers across the globe worked feverishly to address the financial crisis. At the same time, economic growth was beginning to slow dramatically. Historically, tax revenues have been very economically sensitive. And, there were signs that tax revenue growth was slowing quickly across the country. Fortunately, most state and local officials had successfully built up reserves to address the looming budget shortfalls. On average, state budget reserves were at 7.5% of general fund

2008 Annual Report	7

Portfolio Manager Commentaries (continued)

spending to start the fiscal year (July 1 for most states). States also cut spending on average this fiscal year. The average projected increase in states’ budgeted expenses was only 1%—the second lowest increase in 25 years. So far, municipal issuers are prudently readying themselves for difficult times ahead, which should help them weather a significant downturn.

Market Review and Investment Strategy

The crisis in the financial markets continued to intensify as the 12-month period ended September 30, 2008, drew to a close, creating severe dislocations in the municipal market. As investors grew increasingly more risk averse, their appetite for lower-rated and longer maturity bonds almost vanished. As a result, municipal credit spreads—the extra yield investors demand to move down in credit quality—widened sharply and the slope of the municipal yield curve steepened dramatically over the last six- and 12-month periods.

Concerns about deteriorating municipal credit quality and a weakening economy contributed to investors’ sense of unease, but news that the Reserve Primary Fund, a large “prime” money market fund, had “broken the buck” ignited a wave of fear across financial markets. In the ensuing panic, investors started to worry that other such funds would suffer the same fate. Yields of municipal cash-equivalent securities spiked from around 2.5% to 9% as buyers flocked to the safety of Treasury bills—causing three-month T-bill yields to drop to a rate of virtually zero. As a result of this turmoil, municipal bond portfolios generally had low to negative returns in this environment.

The Municipal Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Insured municipal securities typically receive a higher credit rating, which means that the issuer of the securities pays a lower interest rate. In purchasing such insured securities, the Team gives consideration to both the insurer and to the credit quality of the underlying issuer. The insurance reduces the credit risk for a particular municipal security by supplementing the creditworthiness of the underlying bond and provides additional security for payment of the principal and interest of a municipal security. Certain of the insurance companies that provide insurance for municipal securities provide insurance for other types of securities, including some involving subprime mortgages. The value of subprime mortgage securities has declined recently and some may default, increasing a bond insurer’s risk of having to make payments to holders of subprime mortgage securities. Because of this risk, the ratings of some insurance companies have been, or may be, downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

Recent Market Conditions

Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets and the net asset value of many mutual funds, including the Sanford C. Bernstein Fund. Such events included the government rescues of the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the American International Group (AIG); the bankruptcy filing of Lehman Brothers and the rapid announced consolidations of Merrill Lynch with Bank of America, Washington Mutual with JPMorgan Chase and Wachovia with Wells Fargo.

8	Sanford C. Bernstein Fund, Inc.

Historical Performance

An Important Note About the Value of Historical Performance

The performance shown on page 11 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.bernstein.com and clicking on “Updated Mutual Fund Performance & Holdings” at the bottom of any screen.

The investment return and principal value of an investment in the Portfolios will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives, policies, charges, expenses and risks. For a copy of the Fund’s prospectus, which contains this and other information, visit our website at www.bernstein.com and click on “Prospectuses, SAIs, and Shareholder Reports” at the bottom of any screen. You should read the prospectus carefully before investing. Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Certain Bernstein Emerging Markets Portfolio performance data presented herein do not reflect the deduction of purchase and redemption fees, which, if reflected, would reduce the level of performance quoted. All fees and expenses related to the operation of the Portfolios have been deducted, except as noted for Bernstein Emerging Markets Portfolio. Bernstein Tax-Managed International Portfolio, Bernstein International Portfolio and Bernstein Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes. On April 30, 1999, the Bernstein International Value Portfolio (IVP) was split into two portfolios: Bernstein International Value II (now known as International) for tax-exempt investors such as 401(k) and other retirement plans; and Bernstein Tax-Managed International Value (now known as Tax-Managed International) for taxable investors. Both Portfolios have the same overall investment style except that the latter includes tax management. International is an extension of the original IVP in that it is managed without regard to tax considerations. The returns shown on page 11 reflect the performance of the Bernstein Tax-Managed International Portfolio and the Bernstein International Portfolio using an all-value investment style through August 2003. In September 2003, the investment style of each of the Bernstein International Portfolios changed from all value to a blend of growth and value. In May 2005, the investment style of the Bernstein Emerging Markets Portfolio changed from all value to a blend of growth and value.

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is a market capitalization-weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. The MSCI Emerging Markets (EM) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI EAFE Index and MSCI EM Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. The Lipper Emerging Markets Index represents the performance for funds that have generally similar investment objectives to their respective Bernstein portfolios, although some may have different investment policies and sales and management fees. The Lehman Brothers Aggregate Bond Index represents the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, ABS and CMBS. The Merrill Lynch 1–3 Year Treasury Index is composed of U.S. Treasury obligations with remaining maturities of 1–2.99 years. The Lehman Brothers 5-Year General Obligation Municipal Index is a total-return performance benchmark for the intermediate-term, investment-grade tax-exempt bond market. The Lehman Brothers 1-Year Municipal Index is a total-return performance benchmark for the short-term municipal bond market with maturities of up to 1.99 years. Lipper Composites are the equal-weighted average returns of the funds in the relevant Lipper Inc. categories; the average fund in a category may differ in composition from the portfolios. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Bernstein Tax-Managed International and International Portfolios: Substantially all of the Portfolios’ assets will be invested in foreign securities. Foreign markets can be more

(Historical Performance continued on next page)

2008 Annual Report	9

Historical Performance (continued from previous page)

volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Portfolios will invest in foreign currency-denominated securities, fluctuations in the value of the Portfolios’ investments may be magnified by changes in foreign exchange rates. Because the Portfolios allocate their investments between “growth” and “value” stocks, an investment in the Portfolios is subject to the risk that this allocation will result in lower returns when one style is outperforming another than if the Portfolios had invested entirely in the outperforming style. In addition, the transaction costs associated with the systematic rebalancing of the Portfolios may be significant over time. The Tax-Managed International Portfolio may employ strategies that take into account the tax impact of buy and sell decisions on the Portfolio’s shareholders. While the Portfolio seeks to maximize after-tax returns, there can be no assurance that the strategies will be effective, and the use of these strategies may affect the gross returns of the Portfolio.

Bernstein Emerging Markets Portfolio: This Portfolio invests a significant amount of its assets in foreign securities which involves risks not associated with U.S. investments, including currency fluctuations, accounting differences and political instability and economic changes. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Because the Portfolio allocates between “growth” and “value” stocks, an investment in the Portfolio is subject to the risk that this allocation will result in lower returns when one style is outperforming another than if the Portfolio had invested entirely in the outperforming style. In addition, the transaction costs associated with the systematic rebalancing of the Portfolio may be significant over time.

Bernstein Intermediate Duration, Bernstein Short Duration Plus, Bernstein U.S. Government Short Duration, Bernstein Short Duration Diversified Municipal, Bernstein Diversified Municipal, Bernstein Short Duration California Municipal, Bernstein Short Duration New York Municipal, Bernstein California Municipal and Bernstein New York Municipal Portfolios: The Portfolios invest principally in bonds and other fixed-income securities. Price fluctuation may be caused by changes in the general level of interest rates or changes in bond credit-quality ratings. Increases in interest rates may cause the value of the Portfolios’ investments to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investments in the Portfolios are not guaranteed. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. High-yield bonds involve a greater risk of default and price volatility than other bonds. Investing in non-investment-grade securities presents special risks, including credit risk.

Bernstein Short Duration Plus and Bernstein Intermediate Duration Portfolios: Both of these Portfolios can invest in foreign securities. Investing in foreign securities entails special risks, such as potential political and economic instability, greater volatility and less liquidity. In addition, there is the possibility that changes in value of a foreign currency will reduce the U.S. dollar value of securities denominated in that currency. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability.

Bernstein Intermediate Duration, Bernstein Short Duration Plus, Bernstein Short Duration Diversified Municipal and Bernstein Diversified Municipal Portfolios: Bernstein Intermediate Duration Portfolio can invest up to 25% of its assets in below-investment-grade bonds, whereas the other three Portfolios can invest up to 20% of their assets in below-investment-grade bonds (“junk bonds”), which are subject to greater risk of loss of principal and interest, as well as the possibility of greater market risk, than higher-rated bonds.

Bernstein Short Duration California Municipal, Bernstein Short Duration New York Municipal, Bernstein California Municipal and Bernstein New York Municipal Portfolios: These Portfolios can invest up to 20% of their assets in below investment-grade bonds (“junk bonds”), which are subject to greater risk of loss of principal and interest, as well as the possibility of greater market risk, than higher-rated bonds. The Portfolios are “non-diversified” and therefore may hold more concentrated positions and be subject to certain additional risks than a “diversified” portfolio.

All Bernstein Portfolios: In order to achieve their investment objectives, the Portfolios may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. Each Portfolio’s risks are fully discussed in its prospectus.

(Historical Performance continued on next page)

10	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Sanford C. Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Composites

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2008	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
Tax-Managed International	(26.32)%	(36.75)%	6.33%	5.63%	7.33%	June 22, 1992
Return after taxes on distributions*	(26.32)	(37.75)	5.37	4.52	6.09
Return after taxes on distributions and sale of shares*	(17.11)	(21.04)	6.17	4.92	6.14
International	(26.00)	(36.07)	6.79	—	4.03	April 30, 1999
MSCI EAFE Index	(22.35)	(30.50)	9.69	5.02	—
International Large-Cap Core Lipper Composite	(22.12)	(30.44)	8.29	4.09	—

Emerging Markets
Before deduction of purchase and redemption fees	(28.95)	(34.93)	20.06	18.43	8.60	December 15, 1995
After deduction of purchase and redemption fees**	(30.36)	(36.23)	19.34	18.08	8.34
MSCI Emerging Markets Index	(27.58)	(33.20)	18.67	14.51	—
Lipper Emerging Markets Index	(26.74)	(32.04)	18.22	14.26	—

Intermediate Duration†	(4.21)	(1.53)	2.74	4.15	6.38	January 17, 1989
Lehman Brothers Aggregate Bond Index	(1.50)	3.65	3.78	5.20	—
Intermediate Bond Lipper Composite	(4.96)	(2.99)	1.92	3.70	—

Short Duration Plus~	(1.63)	(2.61)	1.50	3.40	5.12	December 12, 1988
U.S. Government Short Duration	(0.45)	3.56	2.63	3.84	5.19	January 3, 1989
Merrill Lynch 1–3 Year Treasury Index	0.82	6.27	3.54	4.52	—
Short-Term Bond Lipper Composite	(3.12)	(2.82)	1.47	3.15	—

Short Duration Diversified Municipal	0.78	3.35	2.32	3.00	3.38	October 3, 1994
Short Duration California Municipal	0.55	3.24	2.11	2.69	3.13	October 3, 1994
Short Duration New York Municipal	0.45	3.08	2.27	2.82	3.20	October 3, 1994
Lehman Brothers 1-Year Municipal Index	1.02	4.20	2.59	3.35	—
Short-Term Municipal Lipper Composite	0.10	1.47	1.85	2.71	—

Diversified Municipal	(0.81)	2.04	2.53	3.67	5.08	January 9, 1989
California Municipal	(0.64)	1.83	2.54	3.45	4.82	August 6, 1990
New York Municipal	(0.71)	1.80	2.53	3.64	5.11	January 9, 1989
Lehman Brothers 5-Year GO Muni Index	0.09	3.95	2.89	4.26	—
Short-Intermediate Term Municipal Lipper Composite	(0.62)	1.46	1.94	3.03	—

*	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plan or individual retirement accounts.

**	Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. The fees are retained by the Portfolio, not paid to Bernstein.

†

Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended September 30, 2008, by 0.02%.

~

Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended September 30, 2008, by 0.05%.

See Historical Performance and Benchmark Disclosures on pages 9–10.

(Historical Performance continued on next page)

2008 Annual Report	11

Historical Performance (continued from previous page)

Foreign Stock Portfolios	Taxable Bond Portfolios
Tax-Managed International	Intermediate Duration
Growth of $25,000	Growth of $25,000

International	Short Duration Plus
Growth of $25,000	Growth of $25,000

Emerging Markets	U.S. Government Short Duration
Growth of $25,000	Growth of $25,000

Each chart shows the growth of $25,000 for the 10–year period ending September 30, 2008, or if the Portfolio’s inception date is less than 10 years ago, growth is shown from the first full month after its inception date.

†	Reflects the growth of $25,000 in the Portfolio after the deduction of the purchase fee each investor must pay to the Portfolio upon making an investment in the Portfolio (except for reinvested capital gains and dividends) and the redemption fee payable on closing out an investment in the Portfolio. The starting point for the indices is $25,000. The starting point for the Portfolio is $24,750, which reflects the deduction of the 1% fee. Before purchase and redemption charges and excluding these fees, an investment of $25,000 in this Portfolio would have increased to $135,746. The purchase fee is taken out of the first month’s return and the redemption fee is taken out of the last month’s return. Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. The fees are retained by the Portfolio, not paid to Bernstein.

See Historical Performance and Benchmark Disclosures on pages 9–10.

(Historical Performance continued on next page)

12	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Municipal Bond Portfolios
Short Duration Diversified Municipal	Diversified Municipal
Growth of $25,000	Growth of $25,000

Short Duration California Municipal	California Municipal
Growth of $25,000	Growth of $25,000

Short Duration New York Municipal	New York Municipal
Growth of $25,000	Growth of $25,000

Each chart shows the growth of $25,000 for the 10–year period ending September 30, 2008, or if the Portfolio’s inception date is less than 10 years ago, growth is shown from the first full month after its inception date.

See Historical Performance and Benchmark Disclosures on pages 9–10.

2008 Annual Report	13

Fund Expenses—September 30, 2008

Fund Expenses—As a shareholder of the Fund, you incur two types of costs: (1) in the case of the Emerging Markets Portfolio only, transaction fees (1% of amounts invested or redeemed at the time of such purchase or redemption) and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE APRIL 1, 2008	ENDING ACCOUNT VALUE SEPTEMBER 30, 2008	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
Tax-Managed International Class Shares
Actual	$1,000	$736.84	$4.91	1.13%
Hypothetical (5% return before expenses)	$1,000	$1,019.35	$5.70	1.13%

International Class Shares
Actual	$1,000	$740.03	$5.13	1.18%
Hypothetical (5% return before expenses)	$1,000	$1,019.10	$5.96	1.18%

Emerging Markets Class Shares
Actual	$1,000	$710.54	$6.46	1.51%
Hypothetical (5% return before expenses)	$1,000	$1,017.45	$7.62	1.51%

Intermediate Duration Class Shares
Actual	$1,000	$957.93	$2.79	0.57%
Hypothetical (5% return before expenses)	$1,000	$1,022.15	$2.88	0.57%

U.S. Government Short Duration Class Shares
Actual	$1,000	$995.55	$3.54	0.71%
Hypothetical (5% return before expenses)	$1,000	$1,021.45	$3.59	0.71%

Short Duration Diversified Municipal Class Shares
Actual	$1,000	$1,007.77	$3.21	0.64%
Hypothetical (5% return before expenses)	$1,000	$1,021.80	$3.23	0.64%

Short Duration California Municipal Class Shares
Actual	$1,000	$1,005.52	$3.46	0.69%
Hypothetical (5% return before expenses)	$1,000	$1,021.55	$3.49	0.69%

Short Duration New York Municipal Class Shares
Actual	$1,000	$1,004.54	$3.36	0.67%
Hypothetical (5% return before expenses)	$1,000	$1,021.65	$3.39	0.67%

Diversified Municipal Class Shares
Actual	$1,000	$991.94	$2.84	0.57%
Hypothetical (5% return before expenses)	$1,000	$1,022.15	$2.88	0.57%

California Municipal Class Shares
Actual	$1,000	$993.59	$3.09	0.62%
Hypothetical (5% return before expenses)	$1,000	$1,021.90	$3.13	0.62%

New York Municipal Class Shares
Actual	$1,000	$992.87	$3.04	0.61%
Hypothetical (5% return before expenses)	$1,000	$1,021.95	$3.08	0.61%

Short Duration Plus Class Shares
Actual	$1,000	$983.72	$3.12	0.63%
Hypothetical (5% return before expenses)	$1,000	$1,021.85	$3.18	0.63%

*	Expenses are equal to each Class’s annualized expense ratio, shown in the table above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half-year period).

14	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—September 30, 2008

Foreign Stock Portfolios
Tax-Managed International
Country Breakdown*	Sector Breakdown*
	Financials	20.9%
	Energy	14.1
	Materials	13.5
	Health Care	9.9
	Industrials	9.4
	Consumer Staples	7.7
	Telecommunications	7.4
	Consumer Discretionary	6.4
	Utilities	5.6
	Information Technology	5.1

International
Country Breakdown*	Sector Breakdown*
	Financial	22.3%
	Energy	13.8
	Materials	13.7
	Health Care	10.2
	Consumer Staples	9.1
	Industrials	8.3
	Telecommunication Services	6.5
	Utilities	6.0
	Customer Discretionary	5.5
	Information Technology	4.6

Emerging Markets
Country Breakdown*	Sector Breakdown*
	Materials	19.1%
	Energy	18.7
	Financials	18.2
	Information Technology	12.5
	Telecommunication Services	10.7
	Consumer Staples	5.8
	Industrials	4.7
	Health Care	3.6
	Consumer Discretionary	3.6
	Utilities	3.1

*	All data are as of September 30, 2008. The Portfolio’s sector and country breakdowns are expressed as a percentage of each Portfolio’s long-term investments and may vary over time.
Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

2008 Annual Report	15

Portfolio Summary—September 30, 2008 (continued)

Taxable Bond Portfolios
Intermediate Duration
Security Type Breakdown*

Short Duration Plus
Security Type Breakdown*

U.S. Government Short Duration
Security Type Breakdown*

*	All data are as of September 30, 2008. The Portfolios’ security type breakdowns are expressed as a percentage of each Portfolio’s total investments and may vary over time.

16	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—September 30, 2008 (continued)

Municipal Bond Portfolios
Short Duration California Municipal
Quality Rating Breakdown*	State Breakdown*

Short Duration Diversified Municipal
Quality Rating Breakdown*	State Breakdown*

Short Duration New York Municipal
Quality Rating Breakdown*	State Breakdown*

*	All data are as of September 30, 2008. The Portfolios’ quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services, Moody’s Investors Services, Inc. and Fitch Ratings, Ltd. If ratings are not available, the Portfolios’ Adviser will assign ratings that are considered to be of equivalent quality to such ratings. Pre-refunded bonds, which are escrowed by U.S. Government Securities, have been rated AAA by the Adviser.

†	“Other” represents less than 2.0% weightings in 14 different states.

2008 Annual Report	17

Portfolio Summary—September 30, 2008 (continued)

California Municipal
Quality Rating Breakdown*	State Breakdown*

New York Municipal
Quality Rating Breakdown*	State Breakdown*

Diversified Municipal
Quality Rating Breakdown*	State Breakdown*

*	All data are as of September 30, 2008. The Portfolios quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services, Moody’s Investors Services, Inc. and Fitch Ratings, Ltd. If ratings are not available, the Portfolios’ Adviser will assign ratings that are considered to be of equivalent quality to such ratings. Pre-refunded bonds, which are escrowed by U.S. Government Securities, have been rated AAA by the Adviser.

†	“Other” represents less than 2.1% weightings in 25 different states.

18	Sanford C. Bernstein Fund, Inc.

Statements of Assets and Liabilities—September 30, 2008

	TAX-MANAGED INTERNATIONAL PORTFOLIO	INTERNATIONAL PORTFOLIO		EMERGING MARKETS PORTFOLIO
ASSETS
Investments in securities at value	$5,927,365,865	$2,768,521,617	(a)	$1,936,311,427
Foreign currencies, at value (b)	36,792,321	34,061,687		14,941,274
Cash in bank	1,845,418 (c)	746,956	(c)(d)	274,875
Receivables:
Interest	476	187		167
Dividends	21,711,229	9,257,152		2,488,790
Investment securities sold and foreign currency transactions	48,172,113	25,501,615		13,593,492
Foreign withholding tax reclaims	7,619,218	2,240,914		98,826
Capital shares sold	12,270,032	6,242,294		2,621,847
Margin due from broker on futures contracts	171,041	0		0

Total assets	6,055,947,713	2,846,572,422		1,970,330,698

LIABILITIES
Payable for collateral on securities lending at value	0	35,310		0
Payables:
Capital shares redeemed	13,087,663	3,932,181		3,718,291
Management fee	4,638,348	2,217,627		1,921,894
Shareholder servicing fee	1,347,730	622,286		434,366
Transfer Agent fee	42,225	30,916		33,019
Distribution fee	5,315	26,401		0
Investment securities purchased and foreign currency transactions	0	0		10,061,946
Foreign capital gains taxes	0	0		2,630,798
Margin owed to broker on futures contracts	0	34,029		0
Accrued expenses	512,097	321,548		554,292

Total liabilities	19,633,378	7,220,298		19,354,606

NET ASSETS (e)	$6,036,314,335	$2,839,352,124		$1,950,976,092

Cost of investments	$7,056,128,427	$3,455,517,699		$2,177,888,683

SHARES OF CAPITAL STOCK OUTSTANDING				75,113,753

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE				$25.97

NET ASSETS CONSIST OF:
Capital stock, at par*	$365,370	$172,030		$75,114
Additional paid-in capital	7,245,027,918	3,505,626,167		2,066,346,514
Undistributed net investment income	163,009,851	74,674,851		27,527,889
Accumulated net realized gain (loss) on investment and foreign currency transactions	(242,215,726)	(52,948,143)		102,105,318
Unrealized appreciation/(depreciation) of:
Investments and futures transactions	(1,129,189,565)	(687,397,950)		(244,208,054	)†
Foreign currency denominated assets and liabilities	(683,513)	(774,831)		(870,689)

	$6,036,314,335	$2,839,352,124		$1,950,976,092

(a) Includes securities on loan with a value of $32,908. (Note 1)

(b) Cost: $37,301,448, $34,661,550 and $15,167,859, respectively. (Note 1)

(c) Amounts of U.S. $1,844,729 and $711,029, respectively, have been segregated to collateralize margin requirements for the open futures contracts at September 30, 2008.

(d) Includes cash collateral of $35,310 for securities loaned. (Note 1)

(e) See page 20 for share class information on net asset value, offering price, and redemption price per share of the Tax-Managed International and International Portfolios.

* The Sanford C Bernstein Fund, Inc. has authorized 9 billion shares of common stock with par value of $.001 per share.

† Net of accrued foreign capital gains taxes of $2,630,798.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

2008 Annual Report	19

Statements of Assets and Liabilities—September 30, 2008 (continued)

	TAX-MANAGED INTERNATIONAL PORTFOLIO	INTERNATIONAL PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Tax-Managed International Class Shares
Net Assets	$6,024,221,052
Shares of capital stock outstanding	364,627,722

Net asset value, offering and redemption price per share	$16.52

International Class Shares
Net Assets		$2,788,101,738
Shares of capital stock outstanding		168,881,942

Net asset value and offering price per share		$16.51

Class A Shares
Net Assets	$9,101,147	$32,516,874
Shares of capital stock outstanding	555,832	1,985,956

Net asset value and redemption price per share	$16.37	$16.37
Sales charge—4.25% of public offering price	0.73	0.73

Maximum offering price	$17.10	$17.10

Class B Shares
Net Assets	$380,276	$2,733,313
Shares of capital stock outstanding	23,725	169,604

Net asset value and offering price per share	$16.03	$16.12

Class C Shares
Net Assets	$2,611,860	$16,000,199
Shares of capital stock outstanding	163,029	992,144

Net asset value and offering price per share	$16.02	$16.13

20	Sanford C. Bernstein Fund, Inc.

This page intentionally left blank.

2008 Annual Report	21

Statements of Assets and Liabilities—September 30, 2008 (continued)

	INTERMEDIATE DURATION PORTFOLIO	U.S. GOVERNMENT SHORT DURATION PORTFOLIO

ASSETS
Investments in securities at value	$4,904,850,019	$116,149,339
Cash in bank	1,874,512 (a)	581
Receivables:
Interest	52,268,966	838,612
Investment securities sold	162,585,579	0
Capital shares sold	12,983,189	940,850
Other asset (see Note 4)	1,488,675	0

Total assets	5,136,050,940	117,929,382

LIABILITIES
Due to custodian	0	0
Payables:
Dividends to shareholders	6,769,220	91,586
Investment securities purchased	207,306,012	1,596,559
Capital shares redeemed	15,933,880	79,189
Management fee	1,837,950	41,692
Shareholder servicing fee	419,741	9,265
Transfer Agent fee	33,087	5,991
Margin owed to broker on futures contracts	4,902,523	0
Accrued expenses and other liabilities	240,427	38,568
Depreciation of interest rate swap agreements	12,081,562	0

Total liabilities	249,524,402	1,862,850

NET ASSETS	$4,886,526,538	$116,066,532

Cost of investments	$5,317,809,250	$116,407,804

SHARES OF CAPITAL STOCK OUTSTANDING	398,742,059	9,309,516

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$12.25	$12.47

NET ASSETS CONSIST OF:
Capital stock, at par*	$398,742	$9,310
Additional paid-in capital	5,273,573,205	118,640,773
Undistributed net investment income/(excess distributions)	(755,459)	56,212
Accumulated net realized gain (loss) on investment and foreign currency transactions	39,557,397	(2,381,298)
Unrealized depreciation of investments, futures and interest rate swaps	(426,247,347)	(258,465)

	$4,886,526,538	$116,066,532

(a) An amount of U.S. $1,794 has been segregated to collateralize margin requirements for the open futures contracts at September 30, 2008.

* The Sanford C Bernstein Fund, Inc. has authorized 9 billion shares of common stock with par value of $.001 per share.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

22	Sanford C. Bernstein Fund, Inc.

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

$330,282,179	$140,025,415	$164,981,921
68,680	0	65,089

3,478,388	1,643,421	1,890,852
95,000	10,000	50,000
3,583,347	112	1,194,088
0	0	0

337,507,594	141,678,948	168,181,950

0	85,706	0

267,403	113,727	126,283
5,678,780	0	4,296,826
2,522,377	168,921	1,828,213
120,018	52,345	57,450
26,671	11,599	12,767
2,307	2,114	2,212
0	0	0
22,638	19,487	22,664
0	0	0

8,640,194	453,899	6,346,415

$328,867,400	$141,225,049	$161,835,535

$331,336,233	$140,126,166	$165,270,070

26,237,126	11,271,358	13,052,126

$12.53	$12.53	$12.40

$26,237	$11,271	$13,052
330,871,919	141,558,228	163,071,649
(20,116)	(18,341)	(767)
(956,586)	(225,358)	(960,250)
(1,054,054)	(100,751)	(288,149)

$328,867,400	$141,225,049	$161,835,535

2008 Annual Report	23

Statements of Assets and Liabilities—September 30, 2008 (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	NEW YORK MUNICIPAL PORTFOLIO
ASSETS
Investments in securities at value	$5,113,965,295	$1,388,946,775	$1,869,422,063
Cash in bank	10,504,463	7,388	31,019
Receivables:
Interest	67,613,184	19,232,993	26,070,186
Investment securities sold	883,499	12,505,000	10,346,024
Capital shares sold	14,088,539	2,725,543	4,420,814
Appreciation of interest rate swap agreements	451,472	0	0

Total assets	5,207,506,452	1,423,417,699	1,910,290,106

LIABILITIES
Payables:
Dividends to shareholders	4,492,168	1,225,249	1,627,435
Investment securities purchased	29,739,360	0	16,805,937
Capital shares redeemed	14,221,533	3,988,428	5,618,612
Management fee	1,903,627	585,962	760,983
Shareholder servicing fee	431,174	116,679	154,304
Distribution fee	48,697	27,479	34,923
Transfer Agent fee	19,129	8,120	5,367
Accrued expenses	246,076	107,031	91,486

Total liabilities	51,101,764	6,058,948	25,099,047

NET ASSETS (a)	$5,156,404,688	$1,417,358,751	$1,885,191,059

Cost of investments	$5,164,896,584	$1,402,747,213	$1,891,056,592

NET ASSETS CONSIST OF:
Capital stock, at par*	$373,413	$101,496	$138,565
Additional paid-in capital	5,202,027,338	1,427,851,418	1,901,528,426
Undistributed net investment income/(excess distributions)	21,443	(147,790)	2,226
Accumulated net realized gain on investment transactions	4,462,311	3,354,065	5,156,371
Unrealized depreciation of investments and interest rate swaps	(50,479,817)	(13,800,438)	(21,634,529)

	$5,156,404,688	$1,417,358,751	$1,885,191,059

(a) See page 25 for share class information on net asset value, offering price, and redemption price per share of the Diversified Municipal, California Municipal and New York Municipal Portfolios.

* The Sanford C Bernstein Fund, Inc. has authorized 9 billion shares of common stock with par value of $.001 per share.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

24	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	NEW YORK MUNICIPAL PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Municipal Class Shares
Net Assets	$5,065,599,375	$1,363,735,918	$1,817,153,901
Shares of capital stock outstanding	366,839,127	97,656,137	133,562,106

Net asset value and offering price per share	$13.81	$13.96	$13.61

Class A Shares
Net Assets	$46,537,498	$29,827,001	$38,507,543
Shares of capital stock outstanding	3,369,246	2,136,037	2,831,367

Net asset value and redemption price per share	$13.81	$13.96	$13.60
Sales charge—4.25% of public offering price	0.61	0.62	0.60

Maximum offering price	$14.42	$14.58	$14.20

Class B Shares
Net Assets	$11,674,456	$6,379,973	$11,912,110
Shares of capital stock outstanding	845,043	456,837	876,196

Net asset value and offering price per share	$13.82	$13.97	$13.60

Class C Shares
Net Assets	$32,593,359	$17,415,859	$17,617,505
Shares of capital stock outstanding	2,359,441	1,247,293	1,295,306

Net asset value and offering price per share	$13.81	$13.96	$13.60

2008 Annual Report	25

Statements of Assets and Liabilities—September 30, 2008 (continued)

SHORT DURATION PLUS PORTFOLIO

ASSETS
Investments in securities at value	$429,089,714
Cash in bank	1,110,531 (a)
Receivables:
Interest	3,801,700
Capital shares sold	4,629,769
Appreciation of interest rate swap agreements	29,078

Total assets	438,660,792

LIABILITIES
Payables:
Dividends to shareholders	428,085
Investment securities purchased	8,921,032
Capital shares redeemed	1,003,975
Management fee	156,650
Shareholder servicing fee	30,279
Distribution fee	26,747
Transfer Agent fee	9,253
Margin owed to broker on futures contracts	197,172
Accrued expenses	52,658

Total liabilities	10,825,851

NET ASSETS	$427,834,941

Cost of investments	$455,104,427

NET ASSETS CONSIST OF:
Capital stock, at par*	$37,350
Additional paid-in capital	474,892,437
Undistributed net investment income/(excess distributions)	(383,599)
Accumulated net realized loss on investment transactions	(20,994,936)
Unrealized depreciation of investments, futures and interest rate swaps	(25,716,311)

$427,834,941

SHORT DURATION PLUS PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Short Duration Plus Class Shares
Net Assets	$369,337,028
Shares of capital stock outstanding	32,243,263

Net asset value and offering price per share	$11.45

Short Duration Class A Shares
Net Assets	$33,196,849
Shares of capital stock outstanding	2,897,276

Net asset value and redemption price per share	$11.46
Sales charge—4.25% of public offering price	0.51

Maximum offering price	$11.97

Short Duration Class B Shares
Net Assets	$9,125,000
Shares of capital stock outstanding	796,649

Net asset value and offering price per share	$11.45

Short Duration Class C Shares
Net Assets	$16,176,064
Shares of capital stock outstanding	1,412,751

Net asset value and offering price per share	$11.45

(a) An amount of U.S. $290,851 has been segregated to collateralize margin requirements for the open futures contracts at September 30, 2008.

* The Sanford C Bernstein Fund, Inc. has authorized 9 billion shares of common stock with par value of $.001 per share.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

26	Sanford C. Bernstein Fund, Inc.

This page intentionally left blank.

2008 Annual Report	27

Statements of Operations—for the year ended September 30, 2008

	TAX-MANAGED INTERNATIONAL PORTFOLIO	INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO
INVESTMENT INCOME
Income:
Interest	$2,753,872	$4,757,455	$604,666
Dividends (net of foreign withholding taxes of $25,858,993, $11,696,877 and $8,027,392, respectively)	275,224,997	125,574,883	81,776,284

Total income	277,978,869	130,332,338	82,380,950

Expenses:
Management fee (see Note 2A)	67,990,294	33,919,294	31,025,338
Shareholder servicing fee (see Note 2B)	20,833,302	9,571,214	7,193,834
Custodian fee	3,299,931	1,669,509	4,369,761
Transfer Agent fee—Non-Retail Class	388,358	260,010	454,225
Transfer Agent fee—Class A	10,518	71,749	0
Transfer Agent fee—Class B	736	7,268	0
Transfer Agent fee—Class C	5,340	39,845	0
Distribution fees—Class A	20,020	132,015	0
Distribution fees—Class B	5,870	46,675	0
Distribution fees—Class C	40,795	251,117	0
Registration fees	263,495	123,599	102,135
Directors’ fees and expenses	233,650	109,868	83,303
Auditing and tax fees	212,683	95,541	73,107
Legal fees	132,507	73,870	52,333
Printing fees	58,542	51,903	22,905
Miscellaneous	191,123	113,233	117,657

Total expenses	93,687,164	46,536,710	43,494,598
Less: expenses waived by the Transfer Agent	(6,473)	0	0
Less: expense offset arrangement	(343)	(2,823)	0

Net expenses	93,680,348	46,533,887	43,494,598

Net investment income	184,298,521	83,798,451	38,886,352

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(100,325,600)	(24,379,579)	282,702,180	(a)
Futures transactions	(11,846,228)	(1,066,295)	0
Foreign currency transactions	(3,337,880)	(3,004,280)	(3,314,126)
Swap transactions	0	0	0

Net realized gain (loss) on investment and foreign currency transactions	(115,509,708)	(28,450,154)	279,388,054

Net increase (decrease) in unrealized appreciation/(depreciation) of:
Investments, futures and swaps	(3,579,868,976)	(1,654,454,172)	(1,381,959,532	)(b)
Foreign currency denominated assets and liabilities	(1,073,008)	(812,733)	(1,211,961)

Net decrease in unrealized appreciation/(depreciation) of investments and foreign currency denominated assets and liabilities	(3,580,941,984)	(1,655,266,905)	(1,383,171,493)

Net realized and unrealized loss on investment and foreign currency transactions	(3,696,451,692)	(1,683,717,059)	(1,103,783,439)

Contributions from Adviser (see Note 2A)	0	0	226,581

Net increase (decrease) in net assets resulting from operations	$(3,512,153,171)	$(1,599,918,608)	$(1,064,670,506)

(a) Net of foreign capital gains taxes of $3,500,753.

(b) Net of change in accrued foreign capital gains taxes of $8,476,375.

See Notes to Financial Statements.

28	Sanford C. Bernstein Fund, Inc.

INTERMEDIATE DURATION PORTFOLIO	U.S. GOVERNMENT SHORT DURATION PORTFOLIO	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

$276,817,897	$3,943,374	$10,217,111	$3,735,347	$4,828,761

688,212	0	0	0	0

277,506,109	3,943,374	10,217,111	3,735,347	4,828,761

22,773,382	429,561	1,248,057	480,163	596,193
5,220,966	94,678	277,346	106,703	132,487
698,720	95,063	118,025	99,873	101,004
257,293	26,540	25,861	24,694	24,938
0	0	0	0	0
0	0	0	0	0
0	0	0	0	0
0	0	0	0	0
0	0	0	0	0
0	0	0	0	0
129,232	29,070	59,692	9,902	12,487
121,448	2,509	7,465	2,338	3,371
121,463	3,615	6,490	3,170	1,997
87,467	720	4,135	1,432	1,722
39,752	1,677	1,044	2,352	923
159,800	8,331	15,847	9,543	10,174

29,609,523	691,764	1,763,962	740,170	885,296
0	0	0	0	0
0	0	0	0	0

29,609,523	691,764	1,763,962	740,170	885,296

247,896,586	3,251,610	8,453,149	2,995,177	3,943,465

(10,753,447)	266,823	1,049,803	219,834	241,093
41,874,527	0	(67,984)	(24,503)	(30,628)
11,727,440	0	0	0	0
41,618,644	0	126,611	46,253	59,062

84,467,164	266,823	1,108,430	241,584	269,527

(410,519,666)	(573,594)	(1,134,602)	(267,848)	(604,230)
4,049,276	0	0	0	0

(406,470,390)	(573,594)	(1,134,602)	(267,848)	(604,230)

(322,003,226)	(306,771)	(26,172)	(26,264)	(334,703)

0	0	0	0	270

$(74,106,640)	$2,944,839	$8,426,977	$2,968,913	$3,609,032

2008 Annual Report	29

Statements of Operations—for the year ended September 30, 2008 (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	NEW YORK MUNICIPAL PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$202,930,594	$58,526,261	$75,475,038

Total income	202,930,594	58,526,261	75,475,038

Expenses:
Management fee (see Note 2A)	22,491,370	7,096,169	9,019,485
Shareholder servicing fee (see Note 2B)	5,052,989	1,414,368	1,828,068
Custodian fee	483,791	244,366	284,526
Transfer Agent fee—Non-Retail Class	152,194	40,573	57,583
Transfer Agent fee—Class A	18,244	13,452	16,570
Transfer Agent fee—Class B	9,556	4,813	10,063
Transfer Agent fee—Class C	17,858	9,240	9,794
Distribution fees—Class A	104,636	75,716	90,923
Distribution fees—Class B	184,143	89,027	173,508
Distribution fees—Class C	341,095	173,058	174,929
Registration fees	322,108	26,354	54,766
Auditing and tax fees	127,612	42,740	38,519
Directors’ fees and expenses	116,430	31,344	48,782
Legal fees	93,896	18,975	32,475
Printing fees	30,903	39,887	31,051
Miscellaneous	179,975	49,486	60,193

Total expenses	29,726,800	9,369,568	11,931,235
Less: expense offset arrangement	(1,183)	(513)	(908)

Net expenses	29,725,617	9,369,055	11,930,327

Net investment income	173,204,977	49,157,206	63,544,711

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	12,397,251	6,338,017	6,280,749
Futures transactions	(1,268,415)	(371,155)	(473,426)
Swap transactions	2,836,149	841,657	1,060,915

Net realized gain on investment transactions	13,964,985	6,808,519	6,868,238

Net decrease in unrealized appreciation/(depreciation) of investments and swaps	(90,026,901)	(28,825,687)	(40,026,404)

Net realized and unrealized loss on investment transactions	(76,061,916)	(22,017,168)	(33,158,166)

Net increase in net assets resulting from operations	$97,143,061	$27,140,038	$30,386,545

See Notes to Financial Statements.

30	Sanford C. Bernstein Fund, Inc.

SHORT DURATION PLUS PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$18,247,869

Total income	18,247,869

Expenses:
Management fee (see Note 2A)	1,824,993
Shareholder servicing fee (see Note 2B)	342,890
Custodian fee	177,783
Transfer Agent fee—Non-Retail Class	20,718
Transfer Agent fee—Class A	41,356
Transfer Agent fee—Class B	10,417
Transfer Agent fee—Class C	15,745
Distribution fees—Class A	110,872
Distribution fees—Class B	93,035
Distribution fees—Class C	140,507
Registration fees	84,682
Legal fees	27,578
Printing fees	26,232
Auditing and tax fees	10,904
Directors’ fees and expenses	8,167
Miscellaneous	17,587

Total expenses	2,953,466
Less: expense offset arrangement	(1,745)

Net expenses	2,951,721

Net investment income	15,296,148

REALIZED AND UNREALIZED LOSS ON INVESTMENT TRANSACTIONS
Net realized loss on:
Investment transactions	(5,780,961)
Futures transactions	(471,541)

Net realized loss on investment transactions	(6,252,502)

Net decrease in unrealized appreciation/(depreciation) of investments, futures and swaps	(20,183,105)

Net realized and unrealized loss on investment transactions	(26,435,607)

Net decrease in net assets resulting from operations	$(11,139,459)

See Notes to Financial Statements.

2008 Annual Report	31

Statements of Changes in Net Assets

	TAX-MANAGED INTERNATIONAL PORTFOLIO		INTERNATIONAL PORTFOLIO

	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$184,298,521	$144,048,872	$83,798,451	$66,290,891
Net realized gain (loss) on investment and foreign currency transactions	(115,509,708)	956,776,501	(28,450,154)	495,535,110
Increase (decrease) in unrealized appreciation/(depreciation) of investments and foreign currency denominated assets and liabilities	(3,580,941,984)	736,273,937	(1,655,266,905)	295,022,139
Contributions from Adviser (see Note 2A)	0	445	0	237,063

Net increase (decrease) in net assets resulting from operations	(3,512,153,171)	1,837,099,755	(1,599,918,608)	857,085,203

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(133,465,252)	(134,173,219)	(64,412,791)	(67,882,580)
Distributions from net realized gain on investment transactions (a)	(957,704,142)	(873,750,182)	(457,574,085)	(427,641,169)

Total dividends and distributions to shareholders	(1,091,169,394)	(1,007,923,401)	(521,986,876)	(495,523,749)

Capital-share transactions
Net proceeds from sales of shares	1,289,643,082	1,382,327,603	610,592,593	682,895,660
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	983,170,234	855,062,898	517,275,575	492,634,247

Total proceeds from shares sold	2,272,813,316	2,237,390,501	1,127,868,168	1,175,529,907
Cost of shares redeemed	(1,138,428,985)	(1,080,537,345)	(567,007,011)	(589,899,670)

Net increase (decrease) in net assets from capital-share transactions	1,134,384,331	1,156,853,156	560,861,157	585,630,237

Net increase (decrease) in net assets	(3,468,938,234)	1,986,029,510	(1,561,044,327)	947,191,691

NET ASSETS:
Beginning of period	9,505,252,569	7,519,223,059	4,400,396,451	3,453,204,760

End of period (b)	$6,036,314,335	$9,505,252,569	$2,839,352,124	$4,400,396,451

(b) Includes undistributed net investment income/(excess distributions) of:	$163,009,851	$114,592,680	$74,674,851	$55,970,597

(a) See page 37 for share class information on dividend distributions of the Tax-Managed International and International Portfolios.

* Includes effect of portfolio transaction fee in the amounts of $9,226,293 and $9,180,161 for the years ended September 30, 2008 and September 30, 2007, respectively.

See Notes to Financial Statements.

32	Sanford C. Bernstein Fund, Inc.

EMERGING MARKETS PORTFOLIO		INTERMEDIATE DURATION PORTFOLIO		U.S. GOVERNMENT SHORT DURATION PORTFOLIO

YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07

$38,886,352	$28,500,150	$247,896,586	$216,859,564	$3,251,610	$3,374,463

279,388,054	544,071,323	84,467,164	27,904,616	266,823	(59,420)

(1,383,171,493)	567,041,393	(406,470,390)	(29,961,080)	(573,594)	506,040
226,581	216,481	0	0	0	0

(1,064,670,506)	1,139,829,347	(74,106,640)	214,803,100	2,944,839	3,821,083

(27,237,353)	(19,631,589)	(272,955,687)	(214,388,415)	(3,283,780)	(3,406,785)

(653,077,444)	(345,115,543)	0	0	0	0

(680,314,797)	(364,747,132)	(272,955,687)	(214,388,415)	(3,283,780)	(3,406,785)

385,589,836	446,042,268	1,053,967,734	1,357,979,058	65,494,796	27,935,483
612,017,113	323,807,368	41,674,554	31,611,958	2,042,881	1,988,194

997,606,949	769,849,636	1,095,642,288	1,389,591,016	67,537,677	29,923,677
(531,695,647)	(467,284,487)	(924,165,074)	(466,791,611)	(32,328,370)	(35,874,547)

465,911,302 *	302,565,149 *	171,477,214	922,799,405	35,209,307	(5,950,870)

(1,279,074,001)	1,077,647,364	(175,585,113)	923,214,090	34,870,366	(5,536,572)

3,230,050,093	2,152,402,729	5,062,111,651	4,138,897,561	81,196,166	86,732,738

$1,950,976,092	$3,230,050,093	$4,886,526,538	$5,062,111,651	$116,066,532	$81,196,166

$27,527,889	$22,667,612	$(755,459)	$4,607,034	$56,212	$49,707

2008 Annual Report	33

Statements of Changes in Net Assets (continued)

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO		SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$8,453,149	$6,580,571	$2,995,177	$2,215,403
Net realized gain (loss) on investment transactions	1,108,430	(368,319)	241,584	67,001
Increase (decrease) in unrealized appreciation/(depreciation) of investments	(1,134,602)	762,094	(267,848)	190,847
Contributions from Adviser (see Note 2A)	0	0	0	0

Net increase in net assets resulting from operations	8,426,977	6,974,346	2,968,913	2,473,251

Dividends to shareholders:
Dividends from net investment income (a)	(8,462,067)	(6,552,577)	(2,998,764)	(2,206,806)

Total dividends to shareholders	(8,462,067)	(6,552,577)	(2,998,764)	(2,206,806)

Capital-share transactions
Net proceeds from sales of shares	298,783,625	182,245,652	133,690,881	102,881,705
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	4,653,833	2,832,275	1,845,684	1,237,009

Total proceeds from shares sold	303,437,458	185,077,927	135,536,565	104,118,714
Cost of shares redeemed	(225,990,473)	(143,459,791)	(74,431,280)	(99,745,242)

Increase in net assets from capital-share transactions	77,446,985	41,618,136	61,105,285	4,373,472

Net increase (decrease) in net assets	77,411,895	42,039,905	61,075,434	4,639,917

NET ASSETS:
Beginning of period	251,455,505	209,415,600	80,149,615	75,509,698

End of period (b)	$328,867,400	$251,455,505	$141,225,049	$80,149,615

(b) Includes undistributed net investment income/(excess distributions) of:	$(20,116)	$(17,480)	$(18,341)	$(17,351)

(a) See page 37 and 38 for share class information on dividend distributions of the Diversified Municipal, California Municipal and New York Municipal Portfolios.

See Notes to Financial Statements.

34	Sanford C. Bernstein Fund, Inc.

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO		DIVERSIFIED MUNICIPAL PORTFOLIO		CALIFORNIA MUNICIPAL PORTFOLIO		NEW YORK MUNICIPAL PORTFOLIO

YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07

$3,943,465	$3,252,678	$173,204,977	$141,340,962	$49,157,206	$43,689,859	$63,544,711	$57,071,073
269,527	(28,708)	13,964,985	(740,103)	6,808,519	(1,455,559)	6,868,238	21,051

(604,230)	178,834	(90,026,901)	(3,354,112)	(28,825,687)	(475,753)	(40,026,404)	(1,915,727)
270	0	0	0	0	0	0	0

3,609,032	3,402,804	97,143,061	137,246,747	27,140,038	41,758,547	30,386,545	55,176,397

(3,947,944)	(3,238,260)	(173,565,094)	(140,884,020)	(49,209,661)	(43,543,867)	(63,612,158)	(56,880,958)

(3,947,944)	(3,238,260)	(173,565,094)	(140,884,020)	(49,209,661)	(43,543,867)	(63,612,158)	(56,880,958)

132,104,340	71,036,854	1,484,509,136	1,551,087,191	330,569,100	418,061,821	484,184,537	482,206,220
2,062,376	1,535,267	25,352,812	20,769,260	7,222,641	6,967,057	13,207,166	12,297,806

134,166,716	72,572,121	1,509,861,948	1,571,856,451	337,791,741	425,028,878	497,391,703	494,504,026
(82,869,938)	(64,615,082)	(1,020,633,859)	(667,262,213)	(326,217,737)	(254,877,126)	(367,319,789)	(277,446,139)

51,296,778	7,957,039	489,228,089	904,594,238	11,574,004	170,151,752	130,071,914	217,057,887

50,957,866	8,121,583	412,806,056	900,956,965	(10,495,619)	168,366,432	96,846,301	215,353,326

110,877,669	102,756,086	4,743,598,632	3,842,641,667	1,427,854,370	1,259,487,938	1,788,344,758	1,572,991,432

$161,835,535	$110,877,669	$5,156,404,688	$4,743,598,632	$1,417,358,751	$1,427,854,370	$1,885,191,059	$1,788,344,758

$(767)	$529	$21,443	$95,592	$(147,790)	$(126,934)	$2,226	$30,198

2008 Annual Report	35

Statements of Changes in Net Assets (continued)

	SHORT DURATION PLUS PORTFOLIO

	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$15,296,148	$18,667,226
Net realized gain (loss) on investment transactions	(6,252,502)	2,048,426
Decrease in unrealized appreciation/(depreciation) of investments	(20,183,105)	(3,787,309)

Net increase (decrease) in net assets resulting from operations	(11,139,459)	16,928,343

Dividends to shareholders:
Dividends from net investment income (a)	(15,809,692)	(19,148,311)

Total dividends to shareholders	(15,809,692)	(19,148,311)

Capital-share transactions
Net proceeds from sales of shares	252,858,119	154,381,767
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	6,984,934	8,321,266

Total proceeds from shares sold	259,843,053	162,703,033
Cost of shares redeemed	(210,332,013)	(204,534,259)

Net increase (decrease) in net assets from capital-share transactions	49,511,040	(41,831,226)

Net increase (decrease) in net assets	22,561,889	(44,051,194)

NET ASSETS:
Beginning of period	405,273,052	449,324,246

End of period (b)	$427,834,941	$405,273,052

(b) Includes excess distributions of:	$(383,599)	$(442,450)

(a) See page 38 for share class information on dividend distributions for the Short Duration Plus Portfolio.

See Notes to Financial Statements.

36	Sanford C. Bernstein Fund, Inc.

	TAX-MANAGED INTERNATIONAL PORTFOLIO		INTERNATIONAL PORTFOLIO

	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07
Dividends to shareholders:
Dividends from net investment income
Tax-Managed International and International Class Shares, respectively	$(133,317,976)	$(134,069,445)	$(63,574,278)	$(66,986,211)
Class A	(103,566)	(55,675)	(588,380)	(603,506)
Class B	(5,643)	(8,042)	(41,535)	(64,870)
Class C	(38,067)	(40,057)	(208,598)	(227,993)

	$(133,465,252)	$(134,173,219)	$(64,412,791)	$(67,882,580)

Distributions from net realized gain on investment transactions
Tax-Managed International and International Class Shares, respectively	$(956,375,076)	$(872,942,823)	$(449,003,056)	$(420,459,577)
Class A	(766,643)	(408,843)	(4,801,700)	(4,351,707)
Class B	(72,608)	(66,630)	(625,906)	(626,831)
Class C	(489,815)	(331,886)	(3,143,423)	(2,203,054)

	$(957,704,142)	$(873,750,182)	$(457,574,085)	$(427,641,169)

	DIVERSIFIED MUNICIPAL PORTFOLIO		CALIFORNIA MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07
Dividends to shareholders:
Dividends from net investment income
Municipal Class	$(171,193,066)	$(138,010,254)	$(47,795,773)	$(42,154,147)
Class A	(1,092,448)	(1,236,399)	(783,425)	(665,481)
Class B	(448,679)	(702,539)	(213,961)	(296,945)
Class C	(830,901)	(934,828)	(416,502)	(427,294)

	$(173,565,094)	$(140,884,020)	$(49,209,661)	$(43,543,867)

2008 Annual Report	37

Statements of Changes in Net Assets (continued)

	NEW YORK MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07
Dividends to shareholders:
Dividends from net investment income
Municipal Class	$(61,836,555)	$(54,811,043)
Class A	(938,693)	(957,503)
Class B	(417,117)	(645,896)
Class C	(419,793)	(466,516)

	$(63,612,158)	$(56,880,958)

	SHORT DURATION PLUS PORTFOLIO

	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07
Dividends to shareholders:
Dividends from net investment income
Short Duration Plus Class	$(13,724,227)	$(16,481,134)
Class A	(1,378,325)	(1,603,458)
Class B	(282,663)	(486,712)
Class C	(424,477)	(577,007)

	$(15,809,692)	$(19,148,311)

See Notes to Financial Statements.

38	Sanford C. Bernstein Fund, Inc.

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-MANAGED INTERNATIONAL PORTFOLIO TAX-MANAGED INTERNATIONAL CLASS

	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06		YEAR ENDED 9/30/05	YEAR ENDED 9/30/04
Net asset value, beginning of period	$29.64	$27.20	$24.72		$20.42	$17.53

Income from investment operations:
Investment income, net†	0.52	0.47	0.40		0.26	0.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(10.22)	5.63	3.82		4.49	3.04
Contributions from Adviser	0	0 (c)	0	(c)	0	0

Total from investment operations	(9.70)	6.10	4.22		4.75	3.19

Less distributions:
Dividends from taxable net investment income	(0.42)	(0.49)	(0.31)		(0.17)	(0.30)
Distributions from net realized gain on investment transactions	(3.00)	(3.17)	(1.43)		(0.28)	0

Total distributions	(3.42)	(3.66)	(1.74)		(0.45)	(0.30)

Net asset value, end of period	$16.52	$29.64	$27.20		$24.72	$20.42

Total return (a)	(36.75)%	24.28%	18.18%		23.62%	18.34%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$6,024,221	$9,492,508	$7,512,829		$6,078,513	$4,611,550
Average net assets (000 omitted)	$8,333,321	$8,571,465	$6,888,047		$5,303,305	$4,206,956
Ratio of expenses to average net assets	1.12%	1.12%	1.15%	(e)	1.22%	1.24%
Ratio of net investment income to average net assets	2.21%	1.68%	1.53%	(e)	1.17%	0.79%
Portfolio turnover rate	70%	52%	67%		53%	71%

See Footnote Summary on page 51.

See Notes to Financial Statements.

2008 Annual Report	39

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERNATIONAL PORTFOLIO INTERNATIONAL CLASS

	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06		YEAR ENDED 9/30/05	YEAR ENDED 9/30/04
Net asset value, beginning of period	$29.38	$27.17	$23.27		$18.94	$16.06

Income from investment operations:
Investment income, net†	0.50	0.46	0.40		0.25	0.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(9.89)	5.63	3.81		4.25	2.91
Contributions from Adviser	0	0 (c)	0		0	0

Total from investment operations	(9.39)	6.09	4.21		4.50	3.05

Less distributions:
Dividends from taxable net investment income	(0.44)	(0.53)	(0.31)		(0.17)	(0.17)
Distributions from net realized gain on investment transactions	(3.04)	(3.35)	0		0	0

Total distributions	(3.48)	(3.88)	(0.31)		(0.17)	(0.17)

Net asset value, end of period	$16.51	$29.38	$27.17		$23.27	$18.94

Total return (a)	(36.07)%	24.52%	18.29%		23.90%	19.05%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$2,788,102	$4,315,454	$3,397,969		$2,785,730	$2,190,687
Average net assets (000 omitted)	$3,828,486	$3,892,605	$3,125,615		$2,462,819	$2,045,596
Ratio of expenses to average net assets	1.18%	1.18%	1.20%	(e)	1.26%	1.28%
Ratio of net investment income to average net assets	2.16%	1.68%	1.55%	(e)	1.17%	0.76%
Portfolio turnover rate	53%	59%	73%		61%	92%

See Footnote Summary on page 51.

See Notes to Financial Statements.

40	Sanford C. Bernstein Fund, Inc.

	EMERGING MARKETS PORTFOLIO

	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06		YEAR ENDED 9/30/05	YEAR ENDED 9/30/04
Net asset value, beginning of period	$50.62	$38.90	$43.22		$28.91	$20.81

Income from investment operations:
Investment income, net†	0.53	0.45	0.49		0.66	0.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(14.32)	17.69	5.02		14.20	7.76
Contributions from Adviser	0 (c)	0 (c)	0		0	0

Total from investment operations	(13.79)	18.14	5.51		14.86	8.12

Less distributions:
Dividends from taxable net investment income	(0.44)	(0.35)	(0.60)		(0.06)	(0.22)
Distributions from net realized gain on investment transactions	(10.55)	(6.22)	(9.39)		(0.78)	0

Total distributions	(10.99)	(6.57)	(9.99)		(0.84)	(0.22)

Portfolio transaction fee	0.13	0.15	0.16		0.29	0.20

Net asset value, end of period	$25.97	$50.62	$38.90		$43.22	$28.91

Total return (a)	(36.23)% (b)	50.40% (b)	13.89%	(b)	48.78% (b)	34.66% (b)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,950,976	$3,230,050	$2,152,403		$1,880,526	$1,361,368
Average net assets (000 omitted)	$2,877,534	$2,660,575	$2,031,225		$1,600,912	$1,150,902
Ratio of expenses to average net assets	1.51%	1.53%	1.58%	(e)	1.68%	1.72%
Ratio of net investment income to average net assets	1.35%	1.07%	1.26%	(e)	1.85%	1.41%
Portfolio turnover rate	55%	61%	61%		54%	44%

See Footnote Summary on page 51.

See Notes to Financial Statements.

2008 Annual Report	41

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERMEDIATE DURATION PORTFOLIO

	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06		YEAR ENDED 9/30/05	YEAR ENDED 9/30/04
Net asset value, beginning of period	$13.11	$13.11	$13.27		$13.41	$13.43

Income from investment operations:
Investment income, net†	0.62	0.62	0.59		0.53	0.50
Net realized and unrealized loss on investment and foreign currency transactions	(0.80)	(0.01)	(0.15)		(0.09)	(0.01)

Total from investment operations	(0.18)	0.61	0.44		0.44	0.49

Less distributions:
Dividends from taxable net investment income	(0.68)	(0.61)	(0.60)		(0.54)	(0.51)
Distributions from net realized gain on investment transactions	0	0	0	(c)	(0.04)	0

Total distributions	(0.68)	(0.61)	(0.60)		(0.58)	(0.51)

Net asset value, end of period	$12.25	$13.11	$13.11		$13.27	$13.41

Total return (a)	(1.53)% *^	4.78%	3.47%		3.35%	3.74%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$4,886,527	$5,062,112	$4,138,898		$3,386,745	$2,852,803
Average net assets (000 omitted)	$5,220,966	$4,592,670	$3,694,176		$3,104,905	$2,612,933
Ratio of expenses to average net assets	0.57%	0.58%	0.60%	(e)	0.60%	0.61%
Ratio of net investment income to average net assets	4.75%	4.73%	4.56%	(e)	3.97%	3.72%
Portfolio turnover rate	95%	204%	426%		586%	660%

See Footnote Summary on page 51.

See Notes to Financial Statements.

42	Sanford C. Bernstein Fund, Inc.

	U.S. GOVERNMENT SHORT DURATION PORTFOLIO

	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06		YEAR ENDED 9/30/05	YEAR ENDED 9/30/04
Net asset value, beginning of period	$12.47	$12.41	$12.45		$12.68	$13.00

Income from investment operations:
Investment income, net†	0.43	0.50	0.41		0.30	0.26
Net realized and unrealized gain (loss) on investment transactions	0.01	0.07	(0.02)		(0.19)	(0.14)

Total from investment operations	0.44	0.57	0.39		0.11	0.12

Less distributions:
Dividends from taxable net investment income	(0.44)	(0.51)	(0.43)		(0.34)	(0.30)
Distributions from net realized gain on investment transactions	0	0	0		0 (c)	(0.14)

Total distributions	(0.44)	(0.51)	(0.43)		(0.34)	(0.44)

Net asset value, end of period	$12.47	$12.47	$12.41		$12.45	$12.68

Total return (a)	3.56%	4.66%	3.19%		0.90%	0.93%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$116,067	$81,196	$86,733		$86,394	$93,595
Average net assets (000 omitted)	$94,678	$83,785	$83,170		$91,842	$101,777
Ratio of expenses to average net assets	0.73%	0.77%	0.79%	(e)	0.78%	0.80%
Ratio of expenses to average net assets excluding interest expense	0.73%	0.77%	0.79%	(e)	0.78%	0.78%
Ratio of net investment income to average net assets	3.43%	4.03%	3.33%	(e)	2.41%	2.06%
Portfolio turnover rate	143%	101%	130%		167%	358%

See Footnote Summary on page 51.

See Notes to Financial Statements.

2008 Annual Report	43

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06	YEAR ENDED 9/30/05	YEAR ENDED 9/30/04 (d)
Net asset value, beginning of period	$12.50	$12.48	$12.51	$12.60	$12.69

Income from investment operations:
Investment income, net†	0.38	0.37	0.34	0.26	0.22
Net realized and unrealized gain (loss) on investment transactions	0.04	0.02	(0.03)	(0.09)	(0.07)

Total from investment operations	0.42	0.39	0.31	0.17	0.15

Less distributions:
Dividends from taxable net investment income	0	0	0	0	(0.01)
Dividends from tax-exempt net investment income	(0.39)	(0.37)	(0.34)	(0.26)	(0.21)
Distributions from net realized gain on investment transactions	0	0	0	0	(0.02)

Total distributions	(0.39)	(0.37)	(0.34)	(0.26)	(0.24)

Net asset value, end of period	$12.53	$12.50	$12.48	$12.51	$12.60

Total return (a)	3.35%	3.20%	2.51%	1.36%	1.21%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$328,867	$251,456	$209,416	$258,300	$253,728
Average net assets (000 omitted)	$277,346	$219,160	$228,571	$253,042	$240,126
Ratio of expenses to average net assets	0.64%	0.66%	0.70% (e)	0.71%	0.69%
Ratio of net investment income to average net assets	3.05%	3.00%	2.70% (e)	2.06%	1.81%
Portfolio turnover rate	94%	60%	50%	100%	84%

See Footnote Summary on page 51.

See Notes to Financial Statements.

44	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06	YEAR ENDED 9/30/05	YEAR ENDED 9/30/04 (d)
Net asset value, beginning of period	$12.49	$12.46	$12.47	$12.57	$12.67

Income from investment operations:
Investment income, net†	0.35	0.35	0.30	0.24	0.20
Net realized and unrealized gain (loss) on investment transactions	0.05	0.03	(0.01)	(0.10)	(0.10)

Total from investment operations	0.40	0.38	0.29	0.14	0.10

Less distributions:
Dividends from taxable net investment income	0	0	0	0	(0.01)
Dividends from tax-exempt net investment income	(0.36)	(0.35)	(0.30)	(0.24)	(0.19)

Total distributions	(0.36)	(0.35)	(0.30)	(0.24)	(0.20)

Net asset value, end of period	$12.53	$12.49	$12.46	$12.47	$12.57

Total return (a)	3.24%	3.12%	2.32%	1.11%	0.81%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$141,225	$80,150	$75,510	$62,025	$71,637
Average net assets (000 omitted)	$106,703	$77,929	$67,878	$68,266	$77,177
Ratio of expenses to average net assets	0.69%	0.73%	0.81% (e)	0.81%	0.78%
Ratio of net investment income to average net assets	2.81%	2.84%	2.38% (e)	1.88%	1.59%
Portfolio turnover rate	134%	103%	83%	91%	90%

See Footnote Summary on page 51.

See Notes to Financial Statements.

2008 Annual Report	45

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06	YEAR ENDED 9/30/05	YEAR ENDED 9/30/04 (d)
Net asset value, beginning of period	$12.40	$12.38	$12.39	$12.47	$12.55

Income from investment operations:
Investment income, net†	0.37	0.38	0.32	0.25	0.22
Net realized and unrealized gain (loss) on investment transactions	0	0.02	(0.01)	(0.08)	(0.08)
Contributions from Adviser	0 (c)	0	0	0	0

Total from investment operations	0.37	0.40	0.31	0.17	0.14

Less distributions:
Dividends from taxable net investment income	0	0	0	0	(0.01)
Dividends from tax-exempt net investment income	(0.37)	(0.38)	(0.32)	(0.25)	(0.21)

Total distributions	(0.37)	(0.38)	(0.32)	(0.25)	(0.22)

Net asset value, end of period	$12.40	$12.40	$12.38	$12.39	$12.47

Total return (a)	3.08%	3.25%	2.52%	1.37%	1.16%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$161,836	$110,878	$102,756	$123,058	$123,176
Average net assets (000 omitted)	$132,487	$106,936	$113,877	$122,925	$123,457
Ratio of expenses to average net assets	0.67%	0.69%	0.74% (e)	0.74%	0.74%
Ratio of net investment income to average net assets	2.98%	3.04%	2.55% (e)	2.00%	1.80%
Portfolio turnover rate	103%	66%	52%	98%	68%

See Footnote Summary on page 51.

See Notes to Financial Statements.

46	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06	YEAR ENDED 9/30/05	YEAR ENDED 9/30/04 (d)
Net asset value, beginning of period	$14.00	$14.03	$14.06	$14.27	$14.34

Income from investment operations:
Investment income, net†	0.48	0.46	0.46	0.44	0.45
Net realized and unrealized loss on investment transactions	(0.19)	(0.03)	(0.03)	(0.21)	(0.07)

Total from investment operations	0.29	0.43	0.43	0.23	0.38

Less distributions:
Dividends from taxable net investment income	0	0	0	0	(0.02)
Dividends from tax-exempt net investment income	(0.48)	(0.46)	(0.46)	(0.44)	(0.43)

Total distributions	(0.48)	(0.46)	(0.46)	(0.44)	(0.45)

Net asset value, end of period	$13.81	$14.00	$14.03	$14.06	$14.27

Total return (a)	2.04%	3.14%	3.12%	1.62%	2.73%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$5,065,599	$4,653,605	$3,693,513	$2,976,421	$2,509,749
Average net assets (000 omitted)	$5,052,989	$4,174,406	$3,309,135	$2,752,982	$2,261,248
Ratio of expenses to average net assets	0.57%	0.58%	0.59% (e)	0.61%	0.61%
Ratio of net investment income to average net assets	3.38%	3.32%	3.29% (e)	3.09%	3.19%
Portfolio turnover rate	28%	18%	29%	28%	41%

See Footnote Summary on page 51.

See Notes to Financial Statements.

2008 Annual Report	47

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	CALIFORNIA MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06	YEAR ENDED 9/30/05	YEAR ENDED 9/30/04 (d)
Net asset value, beginning of period	$14.18	$14.21	$14.23	$14.38	$14.46

Income from investment operations:
Investment income, net†	0.48	0.46	0.45	0.43	0.43
Net realized and unrealized loss on investment transactions	(0.22)	(0.03)	(0.02)	(0.13)	(0.07)

Total from investment operations	0.26	0.43	0.43	0.30	0.36

Less distributions:
Dividends from taxable net investment income	0	0	0	0	(0.02)
Dividends from tax-exempt net investment income	(0.48)	(0.46)	(0.45)	(0.44)	(0.41)
Distributions from net realized gain on investment transactions	0	0	0	(0.01)	(0.01)

Total distributions	(0.48)	(0.46)	(0.45)	(0.45)	(0.44)

Net asset value, end of period	$13.96	$14.18	$14.21	$14.23	$14.38

Total return (a)	1.83%	3.12%	3.11%	2.09%	2.55%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,363,736	$1,380,197	$1,194,575	$983,388	$843,206
Average net assets (000 omitted)	$1,414,368	$1,294,527	$1,073,155	$898,450	$752,372
Ratio of expenses to average net assets	0.62%	0.62%	0.63% (e)	0.65%	0.64%
Ratio of net investment income to average net assets	3.38%	3.27%	3.20% (e)	3.04%	3.01%
Portfolio turnover rate	26%	27%	23%	30%	52%

See Footnote Summary on page 51.

See Notes to Financial Statements.

48	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06	YEAR ENDED 9/30/05	YEAR ENDED 9/30/04 (d)
Net asset value, beginning of period	$13.83	$13.86	$13.91	$14.11	$14.21

Income from investment operations:
Investment income, net†	0.47	0.47	0.47	0.46	0.47
Net realized and unrealized loss on investment transactions	(0.22)	(0.03)	(0.05)	(0.20)	(0.10)

Total from investment operations	0.25	0.44	0.42	0.26	0.37

Less distributions:
Dividends from taxable net investment income	0	0	0	0	(0.01)
Dividends from tax-exempt net investment income	(0.47)	(0.47)	(0.47)	(0.46)	(0.46)

Total distributions	(0.47)	(0.47)	(0.47)	(0.46)	(0.47)

Net asset value, end of period	$13.61	$13.83	$13.86	$13.91	$14.11

Total return (a)	1.80%	3.24%	3.09%	1.90%	2.63%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,817,154	$1,722,790	$1,484,265	$1,274,466	$1,121,213
Average net assets (000 omitted)	$1,828,067	$1,608,192	$1,364,506	$1,190,723	$1,055,386
Ratio of expenses to average net assets	0.61%	0.61%	0.62% (e)	0.63%	0.63%
Ratio of net investment income to average net assets	3.38%	3.42%	3.40% (e)	3.30%	3.31%
Portfolio turnover rate	24%	24%	21%	32%	39%

See Footnote Summary on page 51.

See Notes to Financial Statements.

2008 Annual Report	49

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION PLUS PORTFOLIO SHORT DURATION PLUS CLASS

	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06		YEAR ENDED 9/30/05	YEAR ENDED 9/30/04
Net asset value, beginning of period	$12.24	$12.31	$12.39		$12.67	$12.84

Income from investment operations:
Investment income, net†	0.46	0.55	0.49		0.37	0.30
Net realized and unrealized loss on investment transactions	(0.77)	(0.05)	(0.05)		(0.24)	(0.12)

Total from investment operations	(0.31)	0.50	0.44		0.13	0.18

Less distributions:
Dividends from taxable net investment income	(0.48)	(0.57)	(0.52)		(0.40)	(0.33)
Distributions from net realized gain on investment transactions	0	0	0		(0.01)	(0.02)

Total distributions	(0.48)	(0.57)	(0.52)		(0.41)	(0.35)

Net asset value, end of period	$11.45	$12.24	$12.31		$12.39	$12.67

Total return (a)	(2.61)% *	4.15%	3.65%		1.10%	1.37%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$369,337	$339,266	$375,908		$398,787	$421,881
Average net assets (000 omitted)	$342,890	$355,957	$383,702		$410,072	$411,043
Ratio of expenses to average net assets	0.64%	0.65%	0.66%	(e)	0.68%	0.70%
Ratio of expenses to average net assets excluding interest expense	0.64%	0.65%	0.66%	(e)	0.68%	0.68%
Ratio of net investment income to average net assets	3.88%	4.52%	4.00%	(e)	2.97%	2.39%
Portfolio turnover rate	116%	127%	157%		220%	359%

See Footnote Summary on page 51.

See Notes to Financial Statements.

50	Sanford C. Bernstein Fund, Inc.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance of the Intermediate Duration Portfolio and the Short Duration Plus Portfolio for the year ended September 30, 2008 by 0.02% and 0.05%, respectively.
^	The total return for the Intermediate Duration Portfolio includes the impact of losses resulting from swap counterparty exposure to Lehman Brothers, which detracted from the performance of the Portfolio for the year ended September 30, 2008 by (.16)%.
†	Based on average shares outstanding.
(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(b)	This reflects the return to a shareholder who purchased shares of the Portfolio at the beginning of the period and redeemed them at the end of the period, paying, in each case, the applicable portfolio transaction fee. Effective May 2, 2005 the portfolio transaction fee payable when shares of the Portfolio are purchased or sold was reduced from 2.00% to 1.00%. Total return to a shareholder for the years ending September 30, 2008, September 30, 2007, September 30, 2006, September 30, 2005, and September 30, 2004, without taking into account these transaction fees would have been (34.93)%, 53.46%, 16.21%, 53.35%, and 40.22%, respectively.
(c)	Amount is less than .005.
(d)	As of October 1, 2003, the Portfolios have adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to October 1, 2003, these interim payments were reflected within interest income in the Statement of Operations. For the year ended September 30, 2004, the effect of this change was to increase net investment income and decrease net realized and unrealized gain (loss) on investment transaction per share by less than $0.01 for Short Duration Diversified, Short Duration California, Short Duration New York, Diversified Municipal, California Municipal and New York Municipal Class. The effect on the ratio of the net investments income per share was as follows:

YEAR ENDED 9/30/04
Short Duration Diversified	0.03%
Short Duration California	0.00%
Short Duration New York	0.01%
Diversified Municipal Class	0.01%
California Municipal Class	0.00%
New York Municipal Class	0.01%

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

See Notes to Financial Statements

2008 Annual Report	51

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund currently comprises 12 portfolios (“Portfolios”), each with its own investment objectives. There are three international equity portfolios, Tax-Managed International, International and Emerging Markets, and nine fixed-income portfolios, Intermediate Duration, Short Duration Plus, U.S. Government Short Duration, Short Duration Diversified Municipal, Short Duration California Municipal, Short Duration New York Municipal, Diversified Municipal, California Municipal and New York Municipal.

Effective February 1, 2002, each of the Diversified Municipal Portfolio, California Municipal Portfolio and New York Municipal Portfolio (collectively, Bernstein “Intermediate Municipal Portfolios”) commenced offering of AllianceBernstein Intermediate Municipal Class A, Class B and Class C Shares (collectively, “Intermediate Municipal Retail Classes”) in addition to the existing share class of the Intermediate Municipal Portfolios (each, a “Municipal Class”). Effective May 21, 2003, the Short Duration Plus Portfolio commenced offering of AllianceBernstein Short Duration Class A, Class B and Class C Shares (collectively, “Short Duration Retail Classes”) in addition to the existing Short Duration Plus Class shares. Effective January 30, 2004, the Tax-Managed International and International Portfolios commenced distribution of AllianceBernstein Tax-Managed International and AllianceBernstein International Class A, Class B and Class C Shares (collectively, “International Retail Classes”) in addition to the existing Tax-Managed International and International Class Shares, respectively. Collectively, the Intermediate Retail Classes, Short Duration Retail Classes and International Retail Classes are the “Retail Classes.” The financial highlights of the Retail Classes are presented in separate financial reports. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter markets, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein, L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

52	Sanford C. Bernstein Fund, Inc.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 12:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Tax-Managed International Portfolio, International Portfolio, Emerging Markets Portfolio and Intermediate Duration Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

C.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

D.	Futures Contracts

Upon entering into a futures contract, a Portfolio is required to deposit cash or to pledge securities and maintain as collateral an initial margin with the broker equal to a certain percentage of the purchase price indicated in the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the market value of the underlying index or security, are made or received by the Portfolio each day (daily variation margin) or at other intervals as is required. The aggregate of these payments or receipts through the expiration of the futures contract is recorded for book purposes as unrealized gains or losses by the Portfolio. If the Portfolio enters into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed.

2008 Annual Report	53

Notes to Financial Statements (continued)

E.	Written Options

When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as an asset and a corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the option. When a call option is exercised, a Portfolio realizes a gain or loss on the underlying security, with the proceeds from the security sale increased by the amount of the option premium received. When a put option is exercised, the cost basis of the security purchased by a Portfolio is reduced by the option premium received. For the year ended September 30, 2008, the Portfolios had no transactions in written options.

F.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with the Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”), management has analyzed the Portfolios’ tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

G.	Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

H.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value. Each Portfolio segregates cash and/or marketable securities at least equal in value to its purchase commitment for when-issued or delayed-delivery securities, and segregates portfolio securities on a delayed-delivery basis.

I.	Distribution of Income and Gains

Net investment income of each Portfolio except the Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Dividends from net investment income, if any, of the Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying financial statements. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

54	Sanford C. Bernstein Fund, Inc.

Permanent differences have no effect on net assets. The effect of such permanent differences on each Portfolio, due to sale of passive foreign investment companies, reclassifications of distributions, foreign currency gain (loss), paydown gain (loss), swap income (loss), the utilization of earnings and profits distributed to shareholders on redemption of shares and capital gain withholding tax is reflected as an adjustment to the components of capital as of September 30, 2008, as shown below:

	INCREASE (DECREASE) TO ADDITIONAL PAID-IN CAPITAL	INCREASE (DECREASE) TO UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	INCREASE (DECREASE) TO ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Tax-Managed International	$107,668,085	$(2,416,098)	$(105,251,987)
International	(55,789)	(681,406)	737,195
Emerging Markets	58,862,049	(6,788,722)	(52,073,327)
Intermediate Duration	—	19,696,608	(19,696,608)
U.S. Government Short Duration	—	38,675	(38,675)
Short Duration Diversified Municipal	—	6,282	(6,282)
Short Duration California Municipal	—	2,597	(2,597)
Short Duration New York Municipal	(270)	3,183	(2,913)
Diversified Municipal	—	285,968	(285,968)
California Municipal	—	31,599	(31,599)
New York Municipal	—	39,475	(39,475)
Short Duration Plus	—	572,395	(572,395)

J.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

K.	Portfolio Transaction Fee

The Emerging Markets Portfolio imposes a 1.00% fee on purchases and redemptions. This fee is retained by the Portfolio and is included in the financial statements as a component of additional paid-in capital.

L.	Securities Lending

Each Portfolio may enter into securities lending transactions. By lending its portfolio securities, a Portfolio attempts to increase its income through the interest earned on the loan. It is the policy of each Portfolio to receive collateral consisting of cash or U.S. Government securities in an amount at least equal to the value of the securities loaned. Under the terms of the securities lending agreement, security voting rights pass to the borrower, although the Portfolio can at will terminate a loan and regain the right to vote. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that collateral levels are maintained. Cash collateral received is invested by the securities lending agent in liquid short-term investments such as repurchase agreements and overnight time deposits pursuant to investment guidelines set forth by the Fund. Cash collateral received is recorded as an asset as well as a corresponding liability in the statements of assets and liabilities. At September 30, 2008, the International Portfolio had securities on loan with a value of $32,908 and had received cash collateral of $35,310. The International Portfolio earned $3,767,243 from securities lending transactions for the year ended September 30, 2008. The amount is reflected in the statements of operations as a component of interest income.

2008 Annual Report	55

Notes to Financial Statements (continued)

M.	Swap Agreements

Each Portfolio may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolios consider the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

As of October 1, 2003, the Portfolios have adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Portfolios accrue for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statements of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statements of operations. Prior to October 1, 2003, these interim payments were reflected within interest income/expense in the statements of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

Each Portfolio may enter into credit default swaps. The Portfolios may purchase credit protection on the referenced obligation of the credit default swap (“Buy Contract”) or provide credit protection on the referenced obligation of the credit default swap (“Sale Contract”). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Portfolio to buy/(sell) from/(to) the counterparty at the notional amount (the “Notional Amount”) and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract (“Maximum Payout Amount”). During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statements of assets and liabilities.

Credit default swaps may involve greater risks than if the Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, if the Portfolio is a seller and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Portfolio.

N.	Reverse Repurchase Agreements

Under a reverse repurchase agreement, a Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time a Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. At September 30, 2008, the Fund had not entered into any reverse repurchase agreements.

O.	Mortgage-Backed Dollar Rolls

The Intermediate Duration Portfolio, the U.S. Government Short Duration Portfolio and the Short Duration Plus Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and such Portfolio’s simultaneously contracting to repurchase similar securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. In consideration for entering into the commitment to repurchase the Portfolios are compensated by “fee income”, which is received when the Portfolios enter into the commitment. Such fee income is recorded as deferred income and accrued by each Portfolio over the roll period. Dollar rolls involve the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolios. For the year ended September 30, 2008, the Portfolios had no transactions in dollar rolls.

56	Sanford C. Bernstein Fund, Inc.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

Each of the Portfolios of Sanford C. Bernstein Fund, Inc. pays the Adviser an investment management fee, based on the annual rate, for such services as follows:

	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
FIRST $1 BILLION		NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Tax-Managed International Portfolio	0.925%	0.850%	0.800%	0.750%	0.650%	0.600%

		FIRST $1 BILLION	NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
International Portfolio		0.925%	0.850%	0.800%	0.750%	0.650%

		FIRST $1 BILLION	NEXT $1 BILLION	NEXT $1 BILLION	NEXT $3 BILLION	THEREAFTER
Emerging Markets Portfolio		1.175%	1.050%	1.000%	0.900%	0.850%

		FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Intermediate Duration Portfolio		0.500%	0.450%	0.400%	0.350%	0.300%

			FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
New York Municipal, California Municipal and Diversified Municipal Portfolios			0.500%	0.450%	0.400%	0.350%

					FIRST $750 MILLION	THEREAFTER
Short Duration California Municipal, Short Duration Diversified Municipal, Short Duration New York Municipal, U.S. Government Short Duration and Short Duration Plus Portfolios					0.450%	0.400%

Prior to November 1, 2007 each of the Portfolios paid the Adviser an investment management fee, based on the annual rate, for such services as follows:

	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
	FIRST $1 BILLION	NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Tax-Managed International and International Portfolios	0.925%	0.850%	0.800%	0.750%	0.650%

		FIRST $1 BILLION	NEXT $1 BILLION	NEXT $1 BILLION	THEREAFTER
Emerging Markets Portfolio		1.175%	1.050%	1.000%	0.900%

2008 Annual Report	57

Notes to Financial Statements (continued)

	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
	FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
New York Municipal, California Municipal, Diversified Municipal and Intermediate Duration Portfolios	0.500%	0.450%	0.400%	0.350%

			FIRST $750 MILLION	THEREAFTER
Short Duration California Municipal, Short Duration Diversified Municipal and Short Duration New York Municipal Portfolios			0.450%	0.400%

		FIRST $250 MILLION	NEXT $500 MILLION	THEREAFTER
U.S. Government Short Duration and Short Duration Plus Portfolios		0.500%	0.450%	0.400%

During the year ended September 30, 2008, the Adviser reimbursed the Emerging Markets Portfolio and Short Duration New York Municipal Portfolio $226,581 and $270, respectively, for trading losses incurred due to trade entry errors. During the year ended September 30, 2007, the Adviser reimbursed the Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio $445, $237,063 and $216,481, respectively, for trading losses incurred due to trade entry errors.

B.	Shareholder Servicing Fee; Transfer Agency Fee

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund, Inc. and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. The Shareholder Servicing Agreement does not apply to the Retail Classes. Such services include, but are not limited to, providing information to shareholders concerning their Sanford C. Bernstein Fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio except the Tax-Managed International Portfolio, International Portfolio, and Emerging Markets Portfolio to the Adviser for services is .10 of 1% of the average daily net assets of each Portfolio during the month, and the fee paid by the Tax-Managed International Portfolio, International Portfolio, and Emerging Markets Portfolio for services is .25 of 1% of the average daily net assets of each Portfolio during the month.

Under a Transfer Agency Agreement between the Sanford C. Bernstein Fund, Inc., on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. For the year ended September 30, 2008, the compensation retained by ABIS amounted to: Tax-Managed International Portfolio, $11,527; International Portfolio, $43,159; Diversified Municipal Portfolio, $22,206; California Municipal Portfolio, $18,000; New York Municipal Portfolio, $18,000; and Short Duration Plus Portfolio, $29,907. During the period, ABIS voluntarily agreed to waive a portion of its fees for such services for the Tax-Managed International Portfolio. Such waiver amounted to $6,473, for the year ended September 30, 2008.

For the year ended September 30, 2008, the expenses for the Retail Classes of the Tax-Managed International Portfolio, International Portfolio, Diversified Municipal Portfolio, California Municipal Portfolio, New York Municipal Portfolio and Short Duration Plus Portfolio were reduced under an expense offset arrangement with ABIS by $343, $2,823, $1,183, $513, $908 and $1,745, respectively.

58	Sanford C. Bernstein Fund, Inc.

C.	Distribution Arrangements—the Funds Except the Retail Classes

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the 12 Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Distribution Arrangements—the Retail Classes Only

The Retail Classes of the Tax-Managed International Portfolio and International Portfolio, the Intermediate Municipal Portfolios, and the Short Duration Plus Portfolio have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A Shares, 1% of the Class B and Class C Shares, and .50 of 1% of the Class R Shares of the respective average daily net assets attributable to the Retail Classes. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Sanford C. Bernstein Fund, Inc., that it has incurred expenses in excess of the distribution costs reimbursed by each of the Retail Classes as follows:

	TAX-MANAGED INTERNATIONAL	INTERNATIONAL	DIVERSIFIED MUNICIPAL	CALIFORNIA MUNICIPAL	NEW YORK MUNICIPAL	SHORT DURATION PLUS
Class B	$217,218	$209,997	$549,370	$551,506	$837,316	$210,808
Class C	1,026,325	1,161,788	1,699,592	957,082	1,336,039	711,823

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E.	Other Transactions with Affiliates

Class A Shares of the Retail Classes are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B Shares of the Intermediate Municipal Portfolios and the Short Duration Plus Portfolio are currently sold with a contingent deferred sales charge that declines from 3% to zero depending on the period of time the shares are held. Class B Shares of the Tax-Managed International Portfolio and the International Portfolio are currently sold with a contingent deferred sales charge that declines from 4% to zero depending on the period of time the shares are held. Class B Shares will automatically convert to Class A Shares six years after the end of the calendar month of purchase for the Intermediate Municipal Portfolios and the Short Duration Plus Portfolio, and eight years after the end of the calendar month of purchase for the Tax-Managed International Portfolio and the International Portfolio. Class C Shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R Shares are not currently being offered but would be sold without an initial or contingent deferred sales charge and would be offered to certain group retirement plans.

2008 Annual Report	59

Notes to Financial Statements (continued)

AllianceBernstein Investments, Inc., has advised Sanford C. Bernstein Fund, Inc., that it has retained front-end sales charges from sales of Class A Shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B, and Class C Shares for the year ended September 30, 2008, as follows:

PORTFOLIO	FRONT-END SALES CHARGES CLASS A	CONTINGENT DEFERRED SALES CHARGES
		CLASS A	CLASS B	CLASS C
Tax-Managed International	$725	$0	$301	$451
International	3,353	6,161	8,902	4,819
Diversified Municipal	2,370	5,054	1,215	1,937
California Municipal	1,625	0	675	1,701
New York Municipal	4,918	447	3,814	9
Short Duration Plus	1,116	2,982	8,369	5,305

For the year ended September 30, 2008, none of the Portfolios paid brokerage commissions to Sanford C. Bernstein & Co., LLC and the Tax-Managed International and International Portfolios paid commissions to Sanford C. Bernstein & Co., Ltd., in the amount of $372,421 and $29,732, respectively.

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the period from October 1, 2007 through September 30, 2008, the Portfolios had purchases and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
Tax-Managed International	$5,995,322,098	$0	$5,727,446,296	$0
International	2,143,642,351	0	2,041,516,087	0
Emerging Markets	1,551,690,113	0	1,712,461,365	0
Intermediate Duration	2,048,461,299	3,027,309,385	1,150,309,160	3,318,164,383
U.S. Government Short Duration	13,145,248	139,710,059	5,196,769	116,361,953
Short Duration Diversified Municipal	305,273,795	0	248,014,030	0
Short Duration California Municipal	172,340,324	0	125,174,408	0
Short Duration New York Municipal	168,162,168	0	124,187,739	0
Diversified Municipal	1,931,994,688	0	1,378,418,716	0
California Municipal	397,047,183	0	372,192,136	0
New York Municipal	562,657,634	0	439,029,104	0
Short Duration Plus	102,470,150	405,383,816	106,538,822	323,143,731

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

PORTFOLIO	COST	GROSS UNREALIZED		NET UNREALIZED (DEPRECIATION)
		APPRECIATION	(DEPRECIATION)
Tax Managed International	$7,189,246,367	$123,752,612	$(1,385,633,114)	$(1,261,880,502)
International	3,462,183,013	104,073,353	(797,734,749)	(693,661,396)
Emerging Markets	2,182,118,385	238,775,942	(484,582,900)	(245,806,958)
Intermediate Duration	5,320,294,773	14,277,759	(429,722,513)	(415,444,754)

60	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	COST	GROSS UNREALIZED		NET UNREALIZED (DEPRECIATION)
		APPRECIATION	(DEPRECIATION)
U.S. Government Short Duration	$116,407,804	$851,869	$(1,110,334)	$(258,465)
Short Duration Diversified Municipal	331,336,233	1,588,719	(2,642,773)	(1,054,054)
Short Duration California Municipal	140,126,166	695,940	(796,691)	(100,751)
Short Duration New York Municipal	165,270,070	746,928	(1,035,077)	(288,149)
Diversified Municipal	5,164,897,017	43,494,439	(93,992,302)	(50,497,863)
California Municipal	1,402,747,213	10,834,205	(24,634,643)	(13,800,438)
New York Municipal	1,891,056,592	15,343,183	(36,977,712)	(21,634,529)
Short Duration Plus	455,104,427	660,852	(26,661,744)	(26,000,892)

B.	Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2008 and September 30, 2007 were as follows:

	2008	2007
Tax-Managed International
Distributions paid from:
Ordinary income	$137,298,624	$143,559,477
Net long-term capital gains	953,870,770	864,363,924

Total distributions paid	$1,091,169,394	$1,007,923,401

International
Distributions paid from:
Ordinary income	$69,148,958	$67,882,580
Net long-term capital gains	452,837,918	427,641,169

Total distributions paid	$521,986,876	$495,523,749

Emerging Markets
Distributions paid from:
Ordinary income	$124,979,764	$60,553,205
Net long-term capital gains	555,335,033	304,193,927

Total distributions paid	$680,314,797	$364,747,132

Intermediate Duration
Distributions paid from:
Ordinary income	$272,955,687	$214,388,415
Net long-term capital gains	0	0

Total distributions paid	$272,955,687	$214,388,415

U.S. Government Short Duration
Distributions paid from:
Ordinary income	$3,283,780	$3,406,785

Total distributions paid	$3,283,780	$3,406,785

2008 Annual Report	61

Notes to Financial Statements (continued)

	2008	2007
Short Duration Diversified Municipal
Distributions paid from:
Ordinary income	$29,403	$38,011

Total taxable distributions paid	29,403	38,011
Tax exempt distributions	8,432,664	6,514,566

Total distributions paid	$8,462,067	$6,552,577

Short Duration California Municipal
Distributions paid from:
Ordinary income	$7,230	$21,658

Total taxable distributions paid	7,230	21,658
Tax exempt distributions	2,991,534	2,185,148

Total distributions paid	$2,998,764	$2,206,806

Short Duration New York Municipal
Distributions paid from:
Ordinary income	$5,422	$4,131

Total taxable distributions paid	5,422	4,131
Tax exempt distributions	3,942,522	3,234,129

Total distributions paid	$3,947,944	$3,238,260

Diversified Municipal
Distributions paid from:
Ordinary income	$680,969	$687,927

Total taxable distributions paid	680,969	687,927
Tax exempt distributions	172,884,125	140,196,093

Total distributions paid	$173,565,094	$140,884,020

California Municipal
Distributions paid from:
Ordinary income	$188,762	$174,797

Total taxable distributions paid	188,762	174,797
Tax exempt distributions	49,020,899	43,369,070

Total distributions paid	$49,209,661	$43,543,867

New York Municipal
Distributions paid from:
Ordinary income	$275,506	$290,018

Total taxable distributions paid	275,506	290,018
Tax exempt distributions	63,336,652	56,590,940

Total distributions paid	$63,612,158	$56,880,958

Short Duration Plus
Distributions paid from:
Ordinary income	$15,809,692	$19,148,311

Total distributions paid	$15,809,692	$19,148,311

62	Sanford C. Bernstein Fund, Inc.

As of September 30, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	ORDINARY INCOME		LONG TERM CAPITAL GAIN	ACCUMULATED CAPITAL (LOSSES)(b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(d)
Tax-Managed International	$163,009,851		$—	$—	$(1,262,980,666)	$(1,099,970,815)
International	74,674,851		—	—	(694,838,095)	(620,163,244)
Emerging Markets	27,676,200		106,186,706	—	(249,308,442)	(115,445,536)
Intermediate Duration	12,827,612		34,375,779		(427,879,580)	(380,676,189)
U.S. Government Short Duration	147,798		—	(2,381,298)	(258,465)	(2,491,965)
Short Duration Diversified Municipal	247,287	(a)	—	(956,587)	(1,054,053)	(1,763,353)
Short Duration California Municipal	95,386	(a)	—	(225,359)	(100,750)	(230,723)
Short Duration New York Municipal	125,516	(a)	—	(960,250)	(288,149)	(1,122,883)
Diversified Municipal	4,531,224	(a)	4,462,743	—	(50,497,863)	(41,503,896)
California Municipal	1,077,459	(a)	3,354,065	—	(13,800,438)	(9,368,914)
New York Municipal	1,629,661	(a)	5,156,371	—	(21,634,529)	(14,848,497)
Short Duration Plus	59,743		—	(15,029,025)	(26,000,892)	(40,970,174)

(a)	Includes tax exempt income as shown below:

Short Duration Diversified Municipal	$247,287
Short Duration California Municipal	95,386
Short Duration New York Municipal	125,516
Diversified Municipal	4,531,224
California Municipal	1,077,459
New York Municipal	1,629,661
(b)	At September 30, 2008, the following Portfolios had capital loss carryforwards as shown below:

	CAPITAL LOSS CARRYFORWARD AMOUNT	EXPIRATION
U.S. Government Short Duration	$674,740	9/30/2013
U.S. Government Short Duration	837,119	9/30/2014
U.S. Government Short Duration	869,439	9/30/2015
Short Duration Diversified Municipal	387,001	9/30/2014
Short Duration Diversified Municipal	569,586	9/30/2015
Short Duration California Municipal	81,108	9/30/2014
Short Duration California Municipal	144,251	9/30/2015
Short Duration New York Municipal	217,806	9/30/2009
Short Duration New York Municipal	69,293	9/30/2011
Short Duration New York Municipal	601,536	9/30/2014
Short Duration New York Municipal	71,615	9/30/2015
Short Duration Plus	3,594,854	9/30/2013
Short Duration Plus	6,491,604	9/30/2014
Short Duration Plus	4,022,522	9/30/2015
Short Duration Plus	920,045	9/30/2016

2008 Annual Report	63

Notes to Financial Statements (continued)

(c)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to the tax deferral of losses on wash sales and straddles, swap income (loss) accrual and the mark to market of forward foreign currency contracts, futures contracts and passive foreign investment companies (PFICs).

(d)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to post-October loss deferrals and dividends payable to shareholders.

At September 30, 2008, the following Portfolios had post-October capital loss deferral as shown below.

For tax purposes, these losses are deemed to arise on October 1, 2008:

POST-OCTOBER CAPITAL LOSS DEFERRAL
Tax-Managed International	$109,108,138
International	46,282,829
Short Duration Plus	5,696,587

During the year ended September 30, 2008, capital loss carryforwards were utilized by the Portfolios as shown below:

CAPITAL LOSS CARRYFORWARD UTILIZED
Intermediate Duration	$23,073,381
U.S. Government Short Duration	97,800
Short Duration Diversified Municipal	833,685
Short Duration California Municipal	228,065
Short Duration New York Municipal	249,789
Diversified Municipal	8,500,938
California Municipal	2,139,362
New York Municipal	344,785

NOTE 4.	Risks Involved in Investing in the Portfolios

Emerging Markets and International Portfolios—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. In addition, national policies may restrict investment opportunities.

In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Portfolio will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

Fixed Income Portfolios—Interest rate risk is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of a Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

64	Sanford C. Bernstein Fund, Inc.

During the year ended September 30, 2008, the Intermediate Duration Portfolio had swap counterparty exposure to Lehman Brothers, which filed for bankruptcy on September 15, 2008. As a result, on September 18, 2008, the Portfolio terminated all outstanding interest rate swaps with Lehman Brothers prior to their scheduled maturity dates. Due to the change in the value of the swap contracts, the Portfolio had a collateral shortfall of $9,022,275, of which $7,533,600 was recorded as a realized loss to the Portfolio and the remaining balance of $1,488,675 is expected to be recovered through bankruptcy proceedings. In addition, the Portfolio had recorded losses of $457,227 on Lehman Brothers securities held due to interest write-off.

Concentration of Credit Risk—The two California Municipal Portfolios and two New York Municipal Portfolios invest primarily in securities issued by the State of California and New York, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote.

NOTE 5.	Risks Involved in Futures and Foreign Currency Contracts

Portfolios may purchase or sell financial futures contracts for the purpose of hedging their portfolios against adverse effects of anticipated movements in the market. Financial futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index or the market value in U.S. dollars of a foreign currency. The contract amounts reflect the extent of each Portfolio’s involvement in these financial instruments. To the extent that the Fund enters into short futures, losses may be unlimited. A Portfolio’s participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Fund’s activities in futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks.

The Short Duration Plus Portfolio, Intermediate Duration Portfolio, Tax-Managed International Portfolio, International Portfolio, and Emerging Markets Portfolio may enter into forward currency exchange contracts in order to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings. Foreign currency contracts involve elements of market risk in excess of the amount reflected in the statements of assets and liabilities. A Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the foreign currency contract. In addition, a Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

NOTE 6.	Capital-Share Transactions

As of September 30, 2008, the Sanford C. Bernstein Fund, Inc., has authorized 9 billion shares of common stock, par value $0.001 per share, of which 8.7 billion are divided into 12 Portfolios. It has allocated 1.2 billion to the Tax-Managed International Portfolio of which 600 million is allocated to the Tax-Managed International Class Shares and 200 million to each of the three retail classes of shares; 600 million to the Intermediate Duration Portfolio; 1.4 billion to the International Portfolio of which 600 million is allocated to the International Class Shares, 200 million to each of the three retail classes of shares and 200 million to the retirement class of shares (which is not currently being offered); 2 billion to the Diversified Municipal Portfolio, of which 400 million is allocated to each of the three retail classes of shares and 800 million allocated to the Municipal Class Shares; 200 million each to the Emerging Markets Portfolio and the U.S. Government Short Duration Portfolio; 800 million to the California Municipal Portfolio divided evenly into four classes; 1 billion allocated to the New York Portfolio, of which 200 million is allocated to each of the three retail classes of shares and 400 million allocated to the Municipal Class Shares; 1 billion to the Short Duration Plus Portfolio, 200 million each to the four classes and 200 million to the retirement class of shares (which is not currently being offered); and 100 million each to the Short Duration Diversified Municipal Portfolio, Short Duration California Municipal Portfolio, and Short

2008 Annual Report	65

Notes to Financial Statements (continued)

Duration New York Municipal Portfolio. Share transactions for each Portfolio for the years ended September 30, 2008 and September 30, 2007, were as follows:

	TAX-MANAGED INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07
Tax-Managed International Class Shares
Shares sold	56,559,748	50,053,228	$1,280,021,552	$1,375,691,909
Shares issued to shareholders on reinvestment of dividends and distributions	38,760,847	32,867,600	981,812,973	854,229,426
Shares redeemed	(50,908,487)	(38,916,688)	(1,133,650,861)	(1,078,509,208)

Net increase	44,412,108	44,004,140	1,128,183,664	1,151,412,127
Beginning of period	320,215,614	276,211,474	5,992,434,308	4,841,022,181

End of period	364,627,722	320,215,614	$7,120,617,972	$5,992,434,308

Tax-Managed International Class A Shares
Shares sold	434,050	149,877	$8,771,392	$4,168,641
Shares issued to shareholders on reinvestment of dividends and distributions	31,798	17,282	799,414	446,560
Shares converted from Class B	1,402	1,581	29,798	44,840
Shares redeemed	(160,118)	(43,654)	(3,542,411)	(1,186,181)

Net increase	307,132	125,086	6,058,193	3,473,860
Beginning of period	248,700	123,614	6,154,297	2,680,437

End of period	555,832	248,700	$12,212,490	$6,154,297

Tax-Managed International Class B Shares
Shares sold	5,557	8,600	$131,880	$233,299
Shares issued to shareholders on reinvestment of dividends and distributions	2,732	2,079	67,615	53,078
Shares converted to Class A	(1,429)	(1,606)	(29,798)	(44,840)
Shares redeemed	(5,507)	(8,141)	(113,052)	(216,413)

Net increase	1,353	932	56,645	25,124
Beginning of period	22,372	21,440	535,173	510,049

End of period	23,725	22,372	$591,818	$535,173

Tax-Managed International Class C Shares
Shares sold	29,750	80,287	$688,460	$2,188,914
Shares issued to shareholders on reinvestment of dividends and distributions	19,815	13,087	490,232	333,834
Shares redeemed	(51,703)	(21,040)	(1,092,863)	(580,703)

Net increase (decrease)	(2,138)	72,334	85,829	1,942,045
Beginning of period	165,167	92,833	4,217,094	2,275,049

End of period	163,029	165,167	$4,302,923	$4,217,094

66	Sanford C. Bernstein Fund, Inc.

	INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07
International Class Shares
Shares sold	25,249,878	23,779,209	$580,526,252	$650,524,360
Shares issued to shareholders on reinvestment of dividends and distributions	20,129,545	18,910,840	508,472,309	485,062,963
Shares redeemed	(23,391,939)	(20,862,748)	(534,346,151)	(573,189,338)

Net increase	21,987,484	21,827,301	554,652,410	562,397,985
Beginning of period	146,894,458	125,067,157	2,878,479,176	2,316,081,191

End of period	168,881,942	146,894,458	$3,433,131,586	$2,878,479,176

International Class A Shares
Shares sold	1,068,787	637,589	$24,424,223	$17,359,414
Shares issued to shareholders on reinvestment of dividends and distributions	198,853	180,038	4,991,196	4,592,765
Shares converted from Class B	26,876	32,631	626,654	890,529
Shares redeemed	(1,014,127)	(426,027)	(23,407,992)	(11,565,679)

Net increase	280,389	424,231	6,634,081	11,277,029
Beginning of period	1,705,567	1,281,336	38,213,433	26,936,404

End of period	1,985,956	1,705,567	$44,847,514	$38,213,433

International Class B Shares
Shares sold	29,170	72,041	$718,895	$1,940,158
Shares issued to shareholders on reinvestment of dividends and distributions	24,756	25,688	615,175	650,164
Shares converted to Class A	(27,226)	(33,001)	(626,654)	(890,529)
Shares redeemed	(59,729)	(36,430)	(1,297,278)	(972,085)

Net increase (decrease)	(33,029)	28,298	(589,862)	727,708
Beginning of period	202,633	174,335	4,471,320	3,743,612

End of period	169,604	202,633	$3,881,458	$4,471,320

International Class C Shares
Shares sold	179,782	452,741	$4,296,569	$12,181,199
Shares issued to shareholders on reinvestment of dividends and distributions	128,544	91,958	3,196,895	2,328,355
Shares redeemed	(336,207)	(122,248)	(7,328,936)	(3,282,039)

Net increase (decrease)	(27,881)	422,451	164,528	11,227,515
Beginning of period	1,020,025	597,574	23,774,354	12,546,839

End of period	992,144	1,020,025	$23,938,882	$23,774,354

2008 Annual Report	67

Notes to Financial Statements (continued)

	EMERGING MARKETS PORTFOLIO		INTERMEDIATE DURATION PORTFOLIO

	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07
Shares sold	10,174,783	10,777,514	80,881,434	103,540,475
Shares issued to shareholders on reinvestment of dividends and distributions	14,941,824	8,825,494	3,205,660	2,411,589
Shares redeemed	(13,811,753)	(11,123,908)	(71,406,895)	(35,581,404)

Net increase in shares outstanding	11,304,854	8,479,100	12,680,199	70,370,660
Shares outstanding at beginning of period	63,808,899	55,329,799	386,061,860	315,691,200

Shares outstanding at end of period	75,113,753	63,808,899	398,742,059	386,061,860

	U.S. GOVERNMENT SHORT DURATION PORTFOLIO		SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07
Shares sold	5,201,769	2,250,643	23,695,753	14,616,196
Shares issued to shareholders on reinvestment of dividends	162,446	160,208	369,512	227,134
Shares redeemed	(2,564,804)	(2,889,989)	(17,942,739)	(11,502,749)

Net increase (decrease) in shares outstanding	2,799,411	(479,138)	6,122,526	3,340,581
Shares outstanding at beginning of period	6,510,105	6,989,243	20,114,600	16,774,019

Shares outstanding at end of period	9,309,516	6,510,105	26,237,126	20,114,600

	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO		SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07
Shares sold	10,614,901	8,264,374	10,590,351	5,740,871
Shares issued to shareholders on reinvestment of dividends	146,553	99,335	165,281	124,144
Shares redeemed	(5,904,643)	(8,008,079)	(6,642,881)	(5,223,664)

Net increase in shares outstanding	4,856,811	355,630	4,112,751	641,351
Shares outstanding at beginning of period	6,414,547	6,058,917	8,939,375	8,298,024

Shares outstanding at end of period	11,271,358	6,414,547	13,052,126	8,939,375

68	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07
Municipal Class Shares
Shares sold	102,950,558	110,685,733	$1,453,284,656	$1,543,697,450
Shares issued to shareholders on reinvestment of dividends	1,685,083	1,358,008	23,798,251	18,932,500
Shares redeemed	(70,168,315)	(42,968,992)	(989,922,168)	(599,252,089)

Net increase	34,467,326	69,074,749	487,160,739	963,377,861
Beginning of period	332,371,801	263,297,052	4,620,098,878	3,656,721,017

End of period	366,839,127	332,371,801	$5,107,259,617	$4,620,098,878

Intermediate Municipal Class A Shares
Shares sold	1,364,515	300,653	$19,272,676	$4,203,832
Shares issued to shareholders on reinvestment of dividends	52,442	63,437	740,670	851,094
Shares converted from Class B	543,859	156,427	7,651,016	2,181,209
Shares redeemed	(760,561)	(2,917,683)	(10,778,737)	(40,800,036)

Net increase (decrease)	1,200,255	(2,397,166)	16,885,625	(33,563,901)
Beginning of period	2,168,991	4,566,157	31,722,779	65,286,680

End of period	3,369,246	2,168,991	$48,608,404	$31,722,779

Intermediate Municipal Class B Shares
Shares sold	54,604	7,855	$773,915	$109,510
Shares issued to shareholders on reinvestment of dividends	21,909	34,548	309,610	435,169
Shares converted to Class A	(543,769)	(156,418)	(7,651,016)	(2,181,209)
Shares redeemed	(383,303)	(928,685)	(5,412,097)	(12,934,566)

Net decrease	(850,559)	(1,042,700)	(11,979,588)	(14,571,096)
Beginning of period	1,695,602	2,738,302	24,636,159	39,207,255

End of period	845,043	1,695,602	$12,656,571	$24,636,159

Intermediate Municipal Class C Shares
Shares sold	249,631	64,210	$3,526,873	$895,190
Shares issued to shareholders on reinvestment of dividends	35,620	41,190	504,281	550,497
Shares redeemed	(486,351)	(867,371)	(6,869,841)	(12,094,313)

Net decrease	(201,100)	(761,971)	(2,838,687)	(10,648,626)
Beginning of period	2,560,541	3,322,512	36,998,574	47,647,200

End of period	2,359,441	2,560,541	$34,159,887	$36,998,574

2008 Annual Report	69

Notes to Financial Statements (continued)

	CALIFORNIA MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07
Municipal Class Shares
Shares sold	21,245,318	29,405,915	$303,293,494	$415,427,876
Shares issued to shareholders on reinvestment of dividends	451,229	437,950	6,442,523	6,186,908
Shares redeemed	(21,381,345)	(16,596,295)	(304,952,615)	(234,375,616)

Net increase	315,202	13,247,570	4,783,402	187,239,168
Beginning of period	97,340,935	84,093,365	1,367,136,699	1,179,897,531

End of period	97,656,137	97,340,935	$1,371,920,101	$1,367,136,699

Intermediate Municipal Class A Shares
Shares sold	1,469,354	100,235	$20,961,763	$1,417,511
Shares issued to shareholders on reinvestment of dividends	27,111	25,390	386,796	339,207
Shares converted from Class B	178,618	34,998	2,538,074	494,250
Shares redeemed	(961,224)	(614,416)	(13,736,302)	(8,662,303)

Net increase (decrease)	713,859	(453,793)	10,150,331	(6,411,335)
Beginning of period	1,422,178	1,875,971	20,833,550	27,244,885

End of period	2,136,037	1,422,178	$30,983,881	$20,833,550

Intermediate Municipal Class B Shares
Shares sold	18,310	19,301	$261,161	$271,332
Shares issued to shareholders on reinvestment of dividends	9,847	14,318	140,632	190,785
Shares converted to Class A	(178,570)	(34,997)	(2,538,074)	(494,250)
Shares redeemed	(118,660)	(399,696)	(1,691,724)	(5,637,880)

Net decrease	(269,073)	(401,074)	(3,828,005)	(5,670,013)
Beginning of period	725,910	1,126,984	10,738,241	16,408,254

End of period	456,837	725,910	$6,910,236	$10,738,241

Intermediate Municipal Class C Shares
Shares sold	246,754	32,126	$3,514,608	$450,852
Shares issued to shareholders on reinvestment of dividends	17,706	18,254	252,690	250,157
Shares redeemed	(230,512)	(403,649)	(3,299,022)	(5,707,077)

Net increase (decrease)	33,948	(353,269)	468,276	(5,006,068)
Beginning of period	1,213,345	1,566,614	17,676,621	22,682,689

End of period	1,247,293	1,213,345	$18,144,897	$17,676,621

70	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07
Municipal Class Shares
Shares sold	33,422,678	34,662,099	$465,621,819	$477,539,493
Shares issued to shareholders on reinvestment of dividends	855,406	781,263	11,917,526	10,762,216
Shares redeemed	(25,250,439)	(18,018,267)	(351,099,560)	(248,289,710)

Net increase	9,027,645	17,425,095	126,439,785	240,011,999
Beginning of period	124,534,461	107,109,366	1,703,269,109	1,463,257,110

End of period	133,562,106	124,534,461	$1,829,708,894	$1,703,269,109

Intermediate Municipal Class A Shares
Shares sold	768,023	249,858	$10,670,387	$3,428,114
Shares issued to shareholders on reinvestment of dividends	47,794	51,904	665,344	700,945
Shares converted from Class B	339,555	28,511	4,706,071	391,485
Shares redeemed	(270,297)	(870,196)	(3,755,521)	(11,969,175)

Net increase (decrease)	885,075	(539,923)	12,286,281	(7,448,631)
Beginning of period	1,946,292	2,486,215	27,720,296	35,168,927

End of period	2,831,367	1,946,292	$40,006,577	$27,720,296

Intermediate Municipal Class B Shares
Shares sold	41,278	20,468	$575,686	$281,292
Shares issued to shareholders on reinvestment of dividends	23,076	35,652	321,340	486,592
Shares converted to Class A	(339,696)	(28,517)	(4,706,071)	(391,485)
Shares redeemed	(392,214)	(780,640)	(5,463,852)	(10,745,360)

Net decrease	(667,556)	(753,037)	(9,272,897)	(10,368,961)
Beginning of period	1,543,752	2,296,789	22,314,275	32,683,236

End of period	876,196	1,543,752	$13,041,378	$22,314,275

Intermediate Municipal Class C Shares
Shares sold	187,473	41,028	$2,610,574	$565,836
Shares issued to shareholders on reinvestment of dividends	21,754	25,502	302,956	348,053
Shares redeemed	(164,923)	(438,418)	(2,294,785)	(6,050,409)

Net increase (decrease)	44,304	(371,888)	618,745	(5,136,520)
Beginning of period	1,251,002	1,622,890	18,291,397	23,427,917

End of period	1,295,306	1,251,002	$18,910,142	$18,291,397

2008 Annual Report	71

Notes to Financial Statements (continued)

	SHORT DURATION PLUS PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07
Short Duration Plus Class Shares
Shares sold	18,233,851	9,632,290	$215,677,463	$118,513,609
Shares issued to shareholders on reinvestment of dividends	436,637	495,875	5,197,069	6,095,997
Shares redeemed	(14,145,604)	(12,956,393)	(168,009,011)	(159,402,421)

Net increase (decrease)	4,524,884	(2,828,228)	52,865,521	(34,792,815)
Beginning of period	27,718,379	30,546,607	353,530,518	388,323,333

End of period	32,243,263	27,718,379	$406,396,039	$353,530,518

Short Duration Plus Class A Shares
Shares sold	1,890,920	2,395,427	$22,774,680	$29,459,696
Shares issued to shareholders on reinvestment of dividends	100,410	111,647	1,199,957	1,355,765
Shares converted from Class B	107,975	93,308	1,286,271	1,148,471
Shares redeemed	(2,505,639)	(2,351,422)	(29,919,405)	(28,889,134)

Net increase (decrease)	(406,334)	248,960	(4,658,497)	3,074,798
Beginning of period	3,303,610	3,054,650	43,364,922	40,290,124

End of period	2,897,276	3,303,610	$38,706,425	$43,364,922

Short Duration Plus Class B Shares
Shares sold	403,547	162,451	$4,784,389	$1,997,861
Shares issued to shareholders on reinvestment of dividends	19,132	31,879	228,776	383,704
Shares converted to Class A	(108,015)	(93,322)	(1,286,271)	(1,148,471)
Shares redeemed	(399,663)	(592,633)	(4,774,542)	(7,281,768)

Net decrease	(84,999)	(491,625)	(1,047,648)	(6,048,674)
Beginning of period	881,648	1,373,273	12,319,444	18,368,118

End of period	796,649	881,648	$11,271,796	$12,319,444

Short Duration Plus Class C Shares
Shares sold	709,031	265,561	$8,335,316	$3,262,130
Shares issued to shareholders on reinvestment of dividends	30,088	40,096	359,132	485,800
Shares redeemed	(533,758)	(636,641)	(6,342,784)	(7,812,465)

Net increase (decrease)	205,361	(330,984)	2,351,664	(4,064,535)
Beginning of period	1,207,390	1,538,374	16,203,645	20,268,180

End of period	1,412,751	1,207,390	$18,555,309	$16,203,645

NOTE 7.	Line of Credit

The Emerging Markets Portfolio maintains a $35,000,000 line of credit intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the line of credit are paid by the Portfolio and are included in the miscellaneous expenses in the statements of operations. The Portfolio did not utilize the line of credit during the year ended September 30, 2008.

72	Sanford C. Bernstein Fund, Inc.

NOTE 8.	Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE 9.	Recent Accounting Pronouncements

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of September 30, 2008, management believes the adoption of FAS 157 will not impact the amounts reported in the financial statements. However, additional disclosures will be required.

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Portfolios’ financial statements.

2008 Annual Report	73

Tax Information (Unaudited)

In order to meet certain requirements of the Internal Revenue Code we are advising you that the following long-term capital gain dividends paid during the fiscal year ended September 30, 2008, are subject to the maximum tax rate of 15%:

LONG-TERM CAPITAL GAIN DISTRIBUTION
Tax-Managed International	$997,265,852
Emerging Markets	579,033,317
International	452,837,918

For the fiscal year ended September 30, 2008, certain dividends paid by the Portfolios may be subject to a maximum tax rate of 15%, as provided for by the JGTRR Act of 2003. We designate the following percentages or the maximum amount allowable of the total ordinary income distributed by the Portfolios, as qualified dividend income:

PERCENTAGE OF TAXABLE ORDINARY DIVIDENDS PAID
Tax-Managed International	100.0%
International	71.92%
Emerging Markets	48.14%

In addition, the Funds intend to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Funds to their shareholders. For the fiscal year ended September 30, 2008, the total amounts of foreign taxes that may be passed through to the shareholders and the foreign sources of income for information reporting purposes, were as follows:

	FOREIGN TAXES TO BE PASSED THROUGH	FOREIGN SOURCES OF INCOME
Tax-Managed International	$25,858,993	$301,083,990
International	11,635,472	137,271,760
Emerging Markets	11,425,384	89,803,676

In accordance with Federal tax law, the following table represents each Portfolio’s designation of “exempt-interest dividends” as a percentage of total dividends paid during the fiscal year ended September 30, 2008:

EXEMPT-INTEREST DIVIDENDS AS A PERCENTAGE OF TOTAL DIVIDENDS
Short Duration Diversified Municipal	99.65%	Diversified Municipal	99.61%
Short Duration California Municipal	99.76%	California Municipal	99.62%
Short Duration New York Municipal	99.86%	New York Municipal	99.57%

In accordance with Federal Tax Law, the following table represents each Portfolio’s designation of “qualified interest income” as a percentage of total dividends paid for fiscal year ended September 30, 2008:

QUALIFIED INTEREST INCOME AS A PERCENTAGE OF TOTAL DIVIDENDS
Intermediate Duration	73.86%
U.S. Government Short Duration	99.90%
Short Duration Plus	98.13%

In accordance with Federal Tax Law, the following represents each Portfolio’s designation of qualified Short-Term Capital Gain dividends applicable only to foreign shareholders for the fiscal year ended September 30, 2008:

Tax-Managed International	$3,538,152	Emerging Markets	$97,742,411
International	$4,354,807

As required by Federal tax law rules, shareholders will receive notification of their portion of each Portfolio’s taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2008 calendar year on Form 1099-DIV, which will be mailed by January 31, 2009.

74	Sanford C. Bernstein Fund, Inc.

Sanford C. Bernstein Fund, Inc.

BOARD OF DIRECTORS

Rosalie J. Wolf*

Chairman

Marilyn G. Fedak

President

Irwin Engelman*^

Director

Bart Friedman*†

Director

William Kristol*†

Director

Donald K. Peterson*†

Director

Thomas B. Stiles II*†

Director

OFFICERS

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Emilie D. Wrapp

Secretary

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND TRANSFER AGENT**

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

*Member of the Audit Committee and the Independent Directors Committee.

^Member of the Fair Value Pricing Committee.

†Member of the Governance, Nominating and Compensation Committee.

**AllianceBernstein Investor Services, Inc. serves as Transfer Agent for the Fund’s retail classes.

2008 Annual Report	75

Sanford C. Bernstein Fund, Inc. (continued)

DIRECTORS’ INFORMATION
Name, Address, Age (Year of Election*)	Principal Occupation During Past 5 Years	Portfolios in Complex Overseen By Director	Other Directorships Held by Director
INTERESTED DIRECTOR
Marilyn G. Fedak,† 1345 Avenue of the Americas, New York, NY 10105 61 (2006)	Executive Vice President of the Adviser, with which she has been associated since prior to 2003. She is the Head of Bernstein Global Value Equities and Co-Chief Investment Officer of U.S. Large Cap Value Equities.	12	None
DISINTERESTED DIRECTORS+
Rosalie J. Wolf,‡ 67 (2000) Chairman of the Board	Managing Partner, Botanica Capital Partners LLC, and also Member of Brock Capital Group LLC. Member of the Investment Committee of the Board at the David and Lucile Packard Foundation. Formerly, she was a Managing Director at Offit Hall Capital Management LLC from January 2001 through 2003. From 1994-2000 she was Treasurer and Chief Investment Officer of The Rockefeller Foundation. Earlier she held financial executive positions with International Paper Company, Bankers Trust, and Mobil Oil Corporation.	12	TIAA-CREF and North European Oil Royalty Trust

Irwin Engelman,‡^ 74 (2000)	Business Consultant. Formerly, he was Executive Vice President and Chief Financial Officer of YouthStream Media Networks; Vice Chairman and Chief Administrative Officer of Revlon, Inc. and Executive Vice President and Chief Financial Officer of MacAndrews & Forbes Holdings, Inc. since prior to 2003.	12	WellGen Inc.; eMagin Corporation and New Plan Excel Realty Trust

Bart Friedman,‡** 63 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2003.	12	The Brookings Institution; Lincoln Center for the Performing Arts; The Mountain School Campus of Milton Academy and Allied World Assurance Holdings

76	Sanford C. Bernstein Fund, Inc.

DIRECTORS’ INFORMATION (continued)
Name, Address, Age (Year of Election*)	Principal Occupation During Past 5 Years	Portfolios in Complex Overseen By Director	Other Directorships Held by Director
William Kristol,‡** 55 (1994)	Editor, The Weekly Standard since prior to 2003. He is also an Op-Ed Page Columnist with The New York Times and a Fox News Contributor.	12	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; and the Institute for the Study of War

Donald K. Peterson,‡** 59 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (January 2002- September 2006); President and Chief Executive Officer, Avaya Inc. (October 2000-December 2001); Chief Financial Officer, Lucent Technologies (1996-February 2000); President, Enterprise Systems Group (February 2000-September 2000); Chief Financial Officer, AT&T, Communications Services Group (1995-1996); President, Nortel Communications Systems, Inc. (1994-1995). Prior thereto he was at Nortel from (1976-1995).	12	Worcester Polytechnic Institute; Overseers of the Amos Tuck School of Business Administration; Teachers Insurance & Annuity Association of America; and Committee for Economic Development

Thomas B. Stiles II,‡** 68 (2003)	President of Cedar Lawn Corporation (cemetery). Formerly, Managing Director, Senior Portfolio Manager and Director of Investment Strategy of Smith Barney Asset Management from 1997 until his retirement in 1999. Prior thereto, Chairman and Chief Executive Officer of Greenwich Street Advisors from 1988-1997 and Executive Vice President and Director of E.F. Hutton Group from 1982-1987.	12	Cedar Lawn Corporation

*There is no stated term of office for the Directors.

†Ms. Fedak is an “interested person” as defined in the 1940 Act, because of her affiliation with AllianceBernstein.

+The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

‡Member of the Audit Committee and the Independent Directors Committee.

^Member of the Fair Value Pricing Committee.

**Member of the Governance, Nominating and Compensation Committee.

2008 Annual Report	77

Sanford C. Bernstein Fund, Inc. (continued)

OFFICERS’ INFORMATION
Name, Address*, Age	Principal Position(s) Held with Fund	Principal Occupation During Past 5 Years
Marilyn G. Fedak, 61	President	See biography under Directors’ Information.

Philip L. Kirstein, 63	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick and Lockhart, LLP, from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Emilie D. Wrapp, 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)† , with which she has been associated since prior to 2003.

Joseph J. Mantineo, 49	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)†, with which he has been associated since prior to 2003.

*The address for each of the Fund’s officers is 1345 Avenue of the Americas, New York, NY 10105.

†ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

78	Sanford C. Bernstein Fund, Inc.

The Following Is Not Part of the Shareholder Report or the Financial Statements

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

1 It should be noted that the Senior Officer’s evaluation was completed on October 8, 2008.

2 Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Advisor Class shares of the Portfolios unless otherwise indicated.

2008 Annual Report	79

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement:

PORTFOLIO	ADVISORY FEE BASED ON % OF AVERAGE DAILY NET ASSETS[3]
Tax-Managed International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.650%
	On the balance	0.600%

International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	On the balance	0.650%

Emerging Markets Portfolio	First $1 billion	1.175%
	Next $1 billion	1.050%
	Next $1 billion	1.000%
	Next $3 billion	0.900%
	On the balance	0.850%

U.S. Government Short Duration Portfolio	First $750 million	0.450%
Short Duration Plus Portfolio	On the balance	0.450%
Short Duration California Municipal Portfolio
Short Duration Diversified Municipal Portfolio
Short Duration New York Municipal Portfolio

Intermediate Duration Portfolio	First $1 billion	0.500%
	Next $2 billion	0.450%
	Next $2 billion	0.400%
	Next $2 billion	0.350%
	On the balance	0.300%

California Municipal Portfolio	First $1 billion	0.500%
Diversified Municipal Portfolio	Next $2 billion	0.450%
New York Municipal Portfolio	Next $2 billion	0.400%
	On the balance	0.350%

The Portfolios’ net assets on September 30, 2008 and 2007 are set forth below:

PORTFOLIO	NET ASSETS 9/30/08 ($MM)	NET ASSETS 9/30/07 ($MM)
Tax-Managed International Portfolio	$6,043.5	$9,509.3
International Portfolio	$2,841.3	$4,403.7
Emerging Markets Portfolio	$1,953.6	$3,231.5
U.S. Government Short Duration Portfolio	$115.4	$81.2
Short Duration Plus Portfolio	$425.9	$407.0
Intermediate Duration Portfolio	$4,892.8	$5,064.2
Short Duration California Municipal Portfolio	$141.4	$80.6

3 The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

80	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	NET ASSETS 9/30/08 ($MM)	NET ASSETS 9/30/07 ($MM)
Short Duration Diversified Municipal Portfolio	$330.8	$251.5
Short Duration New York Municipal Portfolio	$162.5	$111.6
California Municipal Portfolio	$1,419.2	$1,427.6
Diversified Municipal Portfolio	$5,163.4	$4,740.7
New York Municipal Portfolio	$1,889.2	$1,787.6

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in basis points of the advisory fee changes made since October 2004 for each Portfolio. It should be noted that the estimated fees are based on September 30, 2008 net assets.

	EFFECTIVE ADV. FEE (%)
PORTFOLIO	AS OF OCTOBER 2004	CURRENT FEE SCHEDULE	DIFFERENCE
Tax-Managed International Portfolio	0.908%	0.845%	0.063%
International Portfolio	0.935%	0.876%	0.059%
Emerging Markets Portfolio	1.189%	1.139%	0.050%
U.S. Government Short Duration Portfolio	0.500%	0.450%	0.050%
Short Duration Plus Portfolio	0.500%	0.450%	0.050%
Intermediate Duration Portfolio	0.460%	0.450%	0.011%
Short Duration California Municipal Portfolio	0.500%	0.450%	0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	0.050%
California Municipal Portfolio	0.485%	0.485%	0.000%
Diversified Municipal Portfolio	0.460%	0.437%	0.023%
New York Municipal Portfolio	0.476%	0.476%	0.000%

Set forth below are the Portfolios’ total expense ratios, annualized for the period from October 1, 2007 through June 30, 2008:

PORTFOLIO	TOTAL EXPENSE RATIO[4]		FISCAL YEAR END
Tax-Managed International Portfolio	Advisor	1.12%	September 30
	Class A	1.25%
	Class B	1.95%
	Class C	1.95%

International Portfolio	Advisor	1.18%	September 30
	Class A	1.41%
	Class B	2.11%
	Class C	2.11%

Emerging Markets Portfolio	Advisor	1.51%	September 30

U.S. Government Short Duration Portfolio	Advisor	0.73%	September 30

4 Annualized.

2008 Annual Report	81

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

PORTFOLIO	TOTAL EXPENSE RATIO[4]		FISCAL YEAR END
Short Duration Plus Portfolio	Advisor	0.65%	September 30
	Class A	0.98%
	Class B	1.68%
	Class C	1.68%

Intermediate Duration Portfolio	Advisor	0.57%	September 30

Short Duration California Municipal Portfolio	Advisor	0.70%	September 30

Short Duration Diversified Municipal Portfolio	Advisor	0.63%	September 30

Short Duration New York Municipal Portfolio	Advisor	0.67%	September 30

California Municipal Portfolio	Advisor	0.62%	September 30
	Class A	0.91%
	Class B	1.61%
	Class C	1.61%

Diversified Municipal Portfolio	Advisor	0.57%	September 30
	Class A	0.83%
	Class B	1.53%
	Class C	1.53%

New York Municipal Portfolio	Advisor	0.61%	September 30
	Class A	0.91%
	Class B	1.62%
	Class C	1.61%

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and the legal and reputation risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar

4 Annualized.

82	Sanford C. Bernstein Fund, Inc.

investment styles as the Portfolios.5 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2008 net assets.

PORTFOLIO	NET ASSETS 09/30/08 ($MIL)	ALLIANCEBERNSTEIN (“AB”) INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	PORTFOLIO ADVISORY FEE
Tax-Managed International Portfolio	$6,043.5	International Style Blend 80 bp on 1st $25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.405%	0.845%

International Portfolio	$2,841.3	International Style Blend 80 bp on 1st $25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.410%	0.876%

Emerging Markets Portfolio	$1,953.6	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.805%	1.114%

U.S. Government Short Duration Portfolio[6]	$115.4	Low Duration 45 bp on 1st $30 million 18 bp on the balance Minimum account size: $25m	0.250%	0.450%

Short Duration Plus Portfolio	$425.9	Low Duration 45 bp on 1st $30 million 18 bp on the balance Minimum account size: $25m	0.199%	0.450%

Intermediate Duration Portfolio	$4,892.8	U.S. Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.202%	0.441%

Short Duration California Municipal Portfolio	$141.4	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.200%	0.450%

5 The adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiable vary based upon each client relationship.

6 The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and Agency securities.

2008 Annual Report	83

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

PORTFOLIO	NET ASSETS 09/30/08 ($MIL)	ALLIANCEBERNSTEIN (“AB”) INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	PORTFOLIO ADVISORY FEE
Short Duration Diversified Municipal Portfolio	$330.8	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.165%	0.450%

Short Duration New York Municipal Portfolio	$162.5	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.193%	0.450%

California Municipal Portfolio	$1,419.2	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.194%	0.485%

Diversified Municipal Portfolio	$5,163.4	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.437%

New York Municipal Portfolio	$1,889.2	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.192%	0.476%

With respect to International Portfolio, the Senior Officer compared the difference between the advisory fee charged to the Portfolio and the fee charged to the corresponding institutional account (herein referred to as the “spread”) and the spreads of the Portfolio’s group of Lipper peers.7 The result of that comparison was discussed with the Board of Directors.

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory schedule of these funds, implemented in January 2004, as a result of the AoD between the NYAG and the Adviser, contemplates eight categories with almost all of the AllianceBernstein Mutual Funds in each category having the

7 Group peers selected by Lipper from the 2007 Lipper 15(c) Report.

84	Sanford C. Bernstein Fund, Inc.

same fee schedule. In addition to the fee schedules of certain of those categories applicable to the Portfolios, set forth below are what would have been the effective advisory fees of the Portfolios had the AMBF fee schedules been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2008 net assets.

PORTFOLIO	ABMF CATEGORY	ABMF FEE SCHEDULE	ABMF EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.683%	0.845%

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.738%	0.876%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.114%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Intermediate Duration Portfolio[8]	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.476%	0.441%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.485%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.423%	0.437%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.476%

8 The Adviser also manages Sanford C. Bernstein Fund II—Intermediate Duration Institutional Portfolio (“SCB II”), an open-end mutual fund that has a somewhat similar investment style as the Portfolio. SCB II is charged by the Adviser an advisory fee rate 0.50% on the first $1 billion and 0.45% thereafter. SCB II has an expense cap of 0.45%, which effectively reduces the advisory fee.

2008 Annual Report	85

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg fund that has a somewhat similar investment style as the Emerging Markets Portfolio:

PORTFOLIO	LUXEMBOURG FUND	LUXEMBOURG FEE[9]
Emerging Markets Portfolio	Emerging Markets Value
	Class A	1.70%
	Class I (Institutional)	0.90%

The AllianceBernstien Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

PORTFOLIO	ITM MUTUAL FUND	ITM FEE
Emerging Markets Portfolio	Emerging Markets Growth Equity Fund F10	0.80%
	Emerging Markets Stock A/B	0.90%
	Bernstein Emerging Markets Growth Stock F/FB10	0.80%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as certain of the portfolios. Also shown are what would have been the effective advisory fees of the Portfolios had the fee schedule of the sub-advisory relationships been applicable to the Portfolios and the Portfolios’ advisory fees based on September 30, 2008 net assets:

PORTFOLIO		SUB-ADVISED FUND FEE SCHEDULE	SUB-ADVISED FUND EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Tax-Managed International Portfolio	Client #1	0.60% on first $1 billion	0.458%	0.845%
		0.55% on next $500 million
		0.50% on next $500 million
		0.45% on next $500 million
		0.40% thereafter

	Client #2	0.80% on first $25 million	0.405%	0.845%
		0.65% on next $25 million
		0.55% on next $50 million
		0.45% on next $100 million
		0.40% thereafter

International Portfolio	Client #3	0.60% on first $1 billion	0.523%	0.876
		0.55% on next $500 million
		0.50% on next $500 million
		0.45% on next $500 million
		0.40% thereafter

	Client #4	0.80% on first $25 million	0.410%	0.876%
		0.65% on next $25 million
		0.55% on next $50 million
		0.45% on next $100 million
		0.40% thereafter

9 Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

10 The ITM fund is privately placed or institutional.

86	Sanford C. Bernstein Fund, Inc.

PORTFOLIO		SUB-ADVISED FUND FEE SCHEDULE	SUB-ADVISED FUND EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Emerging Markets Portfolio	Client #5[11]	1.00% on first $25 million	0.774%	1.114%
		0.90% on first $25 million
		0.75% thereafter

	Client #6	0.75% on first $50 million	0.468%	1.114%
		0.55% on next $50 million
		0.50% on next $300 million
		0.45% thereafter

	Client #7	0.425%	0.425%	1.114%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations. Finally, while it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such discounted fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to manage investment company assets.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included each Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)12 at the approximate current asset level of the subject Portfolio.13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs of the Portfolios had an insufficient number of comparable peers, in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded the Portfolios’ EGs to include peers with a different load type,14 and for certain Portfolios, a similar but not the same Lipper investment classification/objective. However, because Lipper had expanded the Portfolios’ EGs, under Lipper’s standard guidelines, the Portfolios’ Lipper Expense Universes (“EU”)15 were also expanded to include the universes of peers that had a similar but not the same Lipper investment objective/classification and load type.

11 The fee schedule is applicable to the client account if assets are at least $65 million. If assets are less than $65 million, the fee charged to the client is 0.90%.

12 It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

13 The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

14 The EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end load and no-load. It should be noted that the expansion of the Portfolios’ EUs was not requested by the Adviser or the Senior Officer. They requested that only the EGs be expanded.

15 Lipper describes an EU as a broader group consisting of all funds in the same investment classification/objective with a similar load type as the subject Portfolio. A “normal” EU will include funds that have the same investment objective/classification as the subject fund. Except for asset size comparability, Lipper uses the same criteria for selecting EG peers when selecting EU peers. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

2008 Annual Report	87

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

PORTFOLIO	CONTRACTUAL MANAGEMENT FEE (%)	LIPPER EXP. GROUP MEDIAN (%)	EG RANK
Tax-Managed International Portfolio[16]	0.820	0.820	8/15

International Portfolio[16]	0.870	0.825	9/14

Emerging Markets Portfolio	1.080	1.171	5/15

U.S. Government Short Duration Portfolio	0.450	0.495	4/16

Short Duration Plus Portfolio	0.450	0.465	7/19

Intermediate Duration Portfolio	0.436	0.442	7/14

Short Duration California Municipal Portfolio[16]	0.450	0.565	2/9

Short Duration Diversified Municipal Portfolio	0.450	0.478	6/15

Short Duration New York Municipal Portfolio[16]	0.450	0.554	2/9

California Municipal Portfolio[16]	0.484	0.573	5/16

Diversified Municipal Portfolio[16]	0.436	0.433	7/12

New York Municipal Portfolio[16]	0.476	0.561	5/16

Set forth below is a comparison of the Portfolios’ total expense ratios and the medians of their EGs and EUs. The Portfolios’ rankings are also shown. Pro-forma total expense ratios are also shown for U.S. Government Short Duration Portfolios and Short Duration Plus Portfolio (in bold and italicized):17

PORTFOLIO	EXPENSE RATIO (%)[18]	LIPPER EXP. GROUP MEDIAN (%)	EG RANK	LIPPER EXP. UNIVERSE MEDIAN (%)	EU RANK
Tax-Managed International Portfolio[18]	1.119	1.161	6/15	1.251	94/314

International Portfolio[19]	1.185	1.159	8/14	1.251	122/314

Emerging Markets Portfolio	1.528	1.601	5/15	1.601	59/137

U.S. Government Short Duration Portfolio	0.774	0.769	9/16	0.730	29/50
Pro-forma	0.724	0.769	5/16	0.730	25/50

Short Duration Plus Portfolio	0.652	0.741	5/19	0.719	49/116
Pro-forma	0.622	0.741	3/19	0.719	40/116

Intermediate Duration Portfolio	0.578	0.711	1/14	0.742	74/270

Short Duration California Municipal Portfolio[19]	0.728	0.750	4/9	0.714	11/19

Short Duration Diversified Municipal Portfolio	0.657	0.603	9/15	0.586	24/37

Short Duration New York Municipal Portfolio[19]	0.691	0.750	3/9	0.714	8/19

California Municipal Portfolio[19]	0.621	0.744	5/16	0.751	24/120

Diversified Municipal Portfolio[19]	0.578	0.588	6/12	0.650	36/114

New York Municipal Portfolio[19]	0.612	0.744	5/16	0.751	23/120

16 The Portfolio’s EG was expanded with respect to investment classification/objective by Lipper a the request of the Senior Officer and the Adviser.

17 Pro-forma shows what the total expense ratio of a Portfolio would have been had changes to the Portfolio’s advisory fee schedule been applicable to the Portfolio for the full fiscal year.

18 Except for pro-forma total expense ratios, the expense ratios are for the most recently completed fiscal year Advisor Class.

19 The Portfolio’s EU was expanded with respect to investment classification/objective by Lipper under standard Lipper guidelines.

88	Sanford C. Bernstein Fund, Inc.

Based on this analysis, nine of the twelve Portfolios have a lower contractual management fee than each of their respective EG medians. Tax-Managed International Portfolio has a contractual management fee equal to the Portfolio’s EG median. International Portfolio and Diversified Municipal Portfolio have a slightly higher contractual management fee than each of their respective EG medians. Ten of the twelve Portfolios have a lower total expense ratio compared to each of their respective EG medians. International Portfolio and Short Duration Diversified Portfolio have a higher total expense ratio compared to their respective EG medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s finance areas provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. The Adviser’s profitability, when including administrating and servicing fees (A&S), increased for the Equity Portfolios during calendar year 2007, relative to 2006. However, the Adviser reported that net assets of the Portfolios are down significantly in 2008. As a result, 2007 profitability may not be representative of the current state of affairs.

The Portfolios have a Shareholder Servicing Agreement with the Adviser where the Adviser pays expenses it incurs in providing shareholder servicing to the Portfolios. Under the Shareholder Servicing Agreement, except for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio (the “Equity Portfolios”), which pays 0.25%, the remaining Portfolios, which are primarily invested in fixed income securities (the “Fixed Income Portfolios”), pay 0.10% of the Portfolios’ daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement in the Portfolios’ most recently completed fiscal year:

PORTFOLIO	SHAREHOLDER SERVING AGREEMENT FEE
Tax-Managed International Portfolio	$21,428,663
International Portfolio	9,731,511
Emerging Markets Portfolio	6,651,437
U.S. Government Short Duration Portfolio	83,785
Short Duration Plus Portfolio	355,957
Intermediate Duration Portfolio	4,592,670
Short Duration California Municipal Portfolio	77,929
Short Duration Diversified Municipal Portfolio	219,160
Short Duration New York Municipal Portfolio	106,936
California Municipal Portfolio	1,294,527
Diversified Municipal Portfolio	4,174,406
New York Municipal Portfolio	1,608,192

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

2008 Annual Report	89

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

Certain of the Portfolios have retail class shares. Except for Short Duration Plus Portfolio, the retail classes make up a relatively small percentage of each of those Portfolios’ total net assets:

	RETAIL CLASSES NET ASSETS 09/30/08 ($MM)
PORTFOLIO	CLASS A	CLASS B	CLASS C	TOTAL RETAIL	RETAIL CLASSES NET ASSETS AS A % OF TOTAL NET ASSETS
Tax-Managed International Portfolio	$9.1	$0.4	$2.6	$12.1	0.20%
International Portfolio	32.8	2.8	16.1	51.6	1.82%
Short Duration Plus Portfolio	32.8	9.1	15.9	57.8	13.58%
California Municipal Portfolio	29.5	6.7	17.4	53.6	3.78%
Diversified Municipal Portfolio	45.7	12.6	32.6	90.8	1.76%
New York Municipal Portfolio	37.9	12.6	17.6	68.2	3.61%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2007, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $24 million for distribution services and educational support (revenue sharing payments). For 2008, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $28 million.

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the Portfolios’ most recently completed fiscal year:

PORTFOLIO	AMOUNT RECEIVED
Tax-Managed International Portfolio	$1,978
International Portfolio	8,790
Short Duration Plus Portfolio	1,269
California Municipal Portfolio	117
Diversified Municipal Portfolio	2,390
New York Municipal Portfolio	1,023

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the Portfolios’ most recently completed fiscal year:

PORTFOLIO	12B-1 FEE RECEIVED	CDSC RECEIVED
Tax-Managed International Portfolio	$1,978	$2,571
International Portfolio	8,790	13,005
Short Duration Plus Portfolio	1,269	25,736
California Municipal Portfolio	117	2,538
Diversified Municipal Portfolio	2,390	11,897
New York Municipal Portfolio	1,023	11,629

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent of the retail classes of the Portfolios, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2007 in

90	Sanford C. Bernstein Fund, Inc.

comparison to 2006. During the Portfolios’ most recently completed fiscal year, ABIS received the following net fees from the retail classes of the Portfolios:20

PORTFOLIO	ABIS FEE	EXPENSE OFFSET
Tax-Managed International Portfolio[21]	$3,219	$269
International Portfolio	33,671	3,263
Short Duration Plus Portfolio	34,190	3,832
California Municipal Portfolio	18,000	533
Diversified Municipal Portfolio	26,767	1,970
New York Municipal Portfolio	18,493	1,463

Certain of the Portfolios effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with these Portfolios is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolios. These credits and charges are not being passed onto to any SCB client.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,22 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli23 study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with higher levels of assets and funds from larger family sizes compared to funds with smaller asset levels and funds from smaller family sizes, which according to the independent consultant is indicative of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds reached higher levels of assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $675 billion as of August 31, 2008, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

20 The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account.

21 With respect to Tax-Managed International Portfolio, ABIS voluntarily agreed to waive a portion of its fees in the amount of $14,781.

22 Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

23 The Deli study was originally published in 2002 based on 1997 data.

2008 Annual Report	91

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

The information prepared by Lipper in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios24 relative to the medians of the Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)25 for the periods ended June 30, 2008.26 Also shown are the gross performance rankings of the Portfolios.

		PORTFOLIO RETURN (%)	PG MEDIAN (%)	PU MEDIAN (% )	PG RANK	PU RANK
Tax-Managed International Portfolio	1 year	-12.57	-7.94	-8.47	10/11	228/273
	3 year	12.69	13.53	14.73	6/10	146/186
	5 year	15.30	16.87	17.12	7/9	112/133
	10 year	7.90	7.70	7.40	3/6	25/68
International Portfolio	1 year	-11.50	-9.22	-8.56	8/10	216/274
	3 year	13.24	14.38	14.65	7/10	124/187
	5 year	15.78	17.29	17.11	7/9	106/134
Emerging Markets Portfolio	1 year	3.61	3.61	5.30	8/15	128/201
	3 year	26.70	28.74	28.08	11/15	96/141
	5 year	34.48	32.58	31.98	2/15	9/120
	10 year	21.43	16.68	16.74	2/12	10/70
U.S. Government Short Duration Portfolio	1 year	6.07	6.76	6.59	11/16	41/65
	3 year	4.49	4.82	4.84	14/16	50/61
	5 year	3.35	3.50	3.55	13/15	49/56
	10 year	4.85	4.89	4.91	8/12	25/42
Short Duration Plus Portfolio	1 year	0.52	4.31	3.92	18/19	138/184
	3 year	2.94	4.40	4.12	17/19	115/153
	5 year	2.56	3.39	3.28	17/19	87/114
	10 year	4.49	4.65	4.89	8/12	50/68
Intermediate Duration Portfolio	1 year	5.09	3.36	5.23	3/14	213/406
	3 year	4.00	3.28	3.96	4/14	157/331
	5 year	4.09	3.73	3.99	5/13	116/274
	10 year	5.44	5.66	5.70	7/10	104/146
Short Duration California Municipal Portfolio	1 year	4.78	4.32	3.97	1/5	3/14
	3 year	3.58	3.41	3.35	2/5	3/9
	5 year	2.86	3.05	3.20	4/4	6/6
	10 year	3.57	4.22	4.24	3/3	5/5
Short Duration Diversified Municipal Portfolio	1 year	4.73	4.69	4.49	6/15	12/43
	3 year	3.67	3.49	3.54	1/15	8/40
	5 year	2.98	2.86	2.86	2/11	10/34
	10 year	3.79	3.79	3.82	5/9	11/18
Short Duration New York Municipal Portfolio	1 year	4.71	4.71	4.69	3/5	5/11
	3 year	3.61	3.39	3.30	1/4	2/10
	5 year	2.98	2.80	2.77	1/4	2/9
	10 year	3.65	4.04	4.07	4/4	9/9
California Municipal Portfolio	1 year	4.82	4.34	3.98	2/6	6/28
	3 year	3.36	3.25	3.13	1/6	3/28
	5 year	3.26	3.33	3.16	4/6	10/28
	10 year	4.40	4.68	4.69	4/4	16/16

24 The gross performance returns are for the Advisor class shares of the Portfolios and were provided by Lipper.

25 The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU. In addition, the Portfolios’ PGs/PUs only include funds of the same Lipper investment objective/classification as the Portfolios, in contrast to certain of their EGs/EUs, which may include funds of similar but not the same investment objective/classification.

26 Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

92	Sanford C. Bernstein Fund, Inc.

		PORTFOLIO RETURN (%)	PG MEDIAN (%)	PU MEDIAN (% )	PG RANK	PU RANK
Diversified Municipal Portfolio	1 year	5.10	3.74	4.29	1/10	21/109
	3 year	3.38	3.09	3.21	2/10	22/95
	5 year	3.29	3.30	3.21	6/10	38/84
	10 year	4.55	4.66	4.69	5/7	44/60
New York Municipal Portfolio	1 year	5.01	5.00	4.99	1/2	7/17
	3 year	3.40	3.29	3.18	1/2	6/17
	5 year	3.34	3.21	3.30	1/2	6/16
	10 year	4.56	4.56	4.80	1/1	11/11

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolios (in bold)27 versus their benchmarks.28 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.29

	PERIODS ENDING JUNE 30, 2008 ANNUALIZED PERFORMANCE
	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	10 YEAR (%)	SINCE INCEPTION (%)	ANNUALIZED		RISK PERIOD (YEAR)
						VOLATILITY (%)	SHARPE (%)
Tax-Managed International Portfolio	-13.54	11.42	13.95	6.61	9.40	14.83	0.26	10
MSCI EAFE Index[30]	-10.61	12.84	16.67	5.83	7.99	14.99	0.21	10
Inception Date: June 22, 1992
International Portfolio	-12.54	11.90	14.36	N/A	7.45	11.34	0.96	5
MSCI EAFE Index	-10.61	12.84	16.67	N/A	5.36	11.38	1.13	5
Inception Date: April 30, 1999

Emerging Markets Portfolio	2.04	24.74	32.33	19.43	11.80	19.33	1.38	5
MSCI Emerging Markets Index[31]	4.63	27.14	29.75	15.26	9.61	18.97	1.30	5
Inception Date: December 15, 1995
U.S. Government Short Duration Portfolio	5.24	3.68	2.55	4.06	5.24	1.51	0.39	10
Merrill Lynch 1-3 Year Treasury Index[31]	7.30	4.71	3.29	4.66	5.94	1.69	0.66	10
Inception Date: January 3, 1989
Short Duration Plus Portfolio	-0.15	2.27	1.88	3.80	5.27	1.49	0.13	10
Merrill Lynch 1-3 Year Treasury Index[31]	7.30	4.71	3.29	4.66	5.96	1.69	0.66	10
Inception Date: December 12, 1988

27 The performance returns and risk measures shown in the table are for the Advisor class shares of the Portfolios and were provided by the Adviser.

28 The Adviser provided Portfolio and benchmark performance return information for the periods through June 30, 2008.

29 Except Lehman Brothers 5 year GO Municipal Bond Index, which the Senior Officer calculated using standard Lipper methodology, portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

30 Benchmark since inception data is from the nearest month end after the Portfolio’s inception date through June 30, 2008.

31 Benchmark since inception data is from the nearest Thursday after the Portfolio’s inception date through June 30, 2008.

2008 Annual Report	93

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

	PERIODS ENDING JUNE 30, 2008 ANNUALIZED PERFORMANCE
	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	10 YEAR (%)	SINCE INCEPTION (%)	ANNUALIZED		RISK PERIOD (YEAR)
						VOLATILITY (%)	SHARPE (%)
Intermediate Duration Portfolio	4.48	3.40	3.47	4.83	6.67	3.16	0.38	10
Lehman Brothers Aggregate Bond Index[31]	7.12	4.08	3.85	5.68	7.36	3.49	0.59	10
Inception Date: January 17, 1989
Short Duration California Municipal Portfolio	4.04	2.81	2.07	2.78	3.15	0.97	-0.91	10
Lehman Brothers 1 Year Municipal Bond Index	4.95	3.49	2.58	3.43	3.83	0.95	-0.21	10
Inception Date: October 3, 1994
Short Duration Diversified Municipal Portfolio	4.04	2.97	2.28	3.06	3.40	0.96	-0.59	10
Lehman Brothers 1 Year Municipal Bond Index	4.95	3.49	2.58	3.43	3.83	0.95	-0.21	10
Inception Date: October 3, 1994
Short Duration New York Municipal Portfolio	4.02	2.89	2.25	2.89	3.22	0.97	-0.77	10
Lehman Brothers 1 Year Municipal Bond Index	4.95	3.49	2.58	3.43	3.83	0.95	-0.21	10
Inception Date: October 3, 1994
California Municipal Portfolio	4.19	2.72	2.60	3.73	4.90	2.82	0.05	10
Lehman Brothers 5 Year GO Municipal Index[30]	5.91	3.36	2.98	4.47	5.52	2.98	0.34	10
Inception Date: August 6, 1990
Diversified Municipal Portfolio	4.48	2.78	2.68	3.91	5.16	2.77	0.11	10
Lehman Brothers 5 Year GO Municipal Index[30]	5.91	3.36	2.98	4.47	5.63	2.98	0.34	10
Inception Date: January 9, 1989
New York Municipal Portfolio	4.36	2.77	2.70	3.90	5.20	2.87	0.11	10
Lehman Brothers 5 Year GO Municipal Index[30]	5.91	3.36	2.98	4.47	5.63	2.98	0.34	10
Inception Date: January 17, 1989

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 18, 2008

30 Benchmark since inception data is from the nearest month end after the Portfolio’s inception date through June 30, 2008.

31 Benchmark since inception data is from the nearest Thursday after the Portfolio’s inception date through June 30, 2008.

94	Sanford C. Bernstein Fund, Inc.

SANFORD C. BERNSTEIN & CO., LLC

A subsidiary of AllianceBernstein L.P.

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCB1–1947–0908

Sanford C. Bernstein Fund, Inc.

September 30, 2008

Schedule of Investments To the Annual Report For the Stock Portfolios

Tax-Managed International

International

Emerging Markets

Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Sanford C. Bernstein Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities included in the accompanying Annual Report, including the schedules of investments contained herein, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tax-Managed International Portfolio, International Portfolio, and Emerging Markets Portfolio (three of the twelve portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, except for the financial highlights of the International Retail Classes of the Tax-Managed International Portfolio and the International Portfolio, which are presented in a separate financial report, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 24, 2008

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax Managed International Portfolio

September 30, 2008

Company	Shares	U.S. $ Value

COMMON STOCKS–97.3%
Financials–20.3%
Capital Markets–5.8%
3i Group PLC	1,007,493	$12,756,621
Credit Suisse Group AG	2,386,413	111,450,144
Deutsche Bank AG	1,068,300	76,422,980
ICAP PLC	4,114,367	26,537,684
Julius Baer Holding AG	1,164,913	57,931,608
Man Group PLC	11,117,641	67,938,522

		353,037,559

Commercial Banks–8.8%
Banco Santander Central Hispano SA	1,210,157	18,145,481
Barclays PLC	7,750,000	46,046,155
BNP Paribas SA	1,231,700	117,575,013
Canadian Imperial Bank of Commerce/Canada	257,000	14,749,880
Credit Agricole SA	1,083,223	20,862,707
HBOS PLC	9,873,530	22,400,840
HSBC Holdings PLC	3,218,000	52,061,651
National Australia Bank Ltd.	689,021	13,906,124
National Bank of Greece SA	282,800	11,460,348
Royal Bank of Scotland Group PLC (London Virt-X)	7,123,224	22,978,915
Societe Generale–Class A	837,453	75,228,139
Standard Chartered PLC	3,049,051	75,023,545
Sumitomo Mitsui Financial Group, Inc.	6,479	40,621,124

		531,059,922

Consumer Finance–0.6%
ORIX Corp.	280,060	35,065,750

Diversified Financial Services–0.8%
Fortis (Euronext Amsterdam)	760,166	4,809,917
Fortis (Euronext Brussels)	797,866	4,929,198
ING Group	1,704,463	36,539,897

		46,279,012

Insurance–4.1%
Allianz SE	534,200	73,237,878
Aviva PLC	5,581,507	48,549,219
Fondiaria-Sai SpA (ordinary shares)	506,786	11,962,093
Muenchener Rueckversicherungs AG	308,700	46,565,805
QBE Insurance Group Ltd.	3,191,056	68,818,463

		249,133,458

Company	Shares	U.S. $ Value

Real Estate Management & Development–0.2%
Lend Lease Corp. Ltd.	1,556,800	$11,483,356

		1,226,059,057

Energy–13.7%
Energy Equipment & Services–1.4%
Saipem SpA	934,500	27,961,222
Technip SA	487,809	27,410,566
WorleyParsons Ltd.	1,256,486	31,078,418

		86,450,206

Oil, Gas & Consumable Fuels–12.3%
BG Group PLC	4,407,020	79,925,943
BP PLC	10,601,700	88,294,078
EnCana Corp.	330,800	21,123,954
ENI SpA	2,550,940	67,615,374
Imperial Oil Ltd.	468,800	20,077,899
Nexen, Inc.	577,300	13,398,459
Nippon Mining Holdings, Inc.	3,496,000	14,081,978
Petro-Canada	766,800	25,505,962
Repsol YPF SA	1,282,600	38,011,008
Royal Dutch Shell PLC–Class A	2,893,316	85,243,432
Royal Dutch Shell PLC–Class B	387,899	10,897,181
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	2,355,939	68,040,516
StatoilHydro ASA	5,374,650	127,719,594
Total SA	1,321,743	80,295,764

		740,231,142

		826,681,348

Materials–13.1%
Chemicals–4.6%
BASF SE	2,281,400	108,769,097
Incitec Pivot Ltd.	9,253,980	37,076,705
Mitsubishi Chemical Holdings Corp.	5,673,000	29,986,032
Mitsui Chemicals, Inc.	4,853,000	21,394,745
Nova Chemicals Corp.	432,900	9,514,241
Potash Corp. of Saskatchewan	117,800	15,550,778
Solvay SA–Class A	112,300	13,784,786
Syngenta AG	190,168	40,103,374

		276,179,758

Containers & Packaging–0.2%
Amcor Ltd.	3,060,700	13,459,183

Metals & Mining–7.7%
Anglo American PLC	1,094,715	36,979,101
Antofagasta PLC	613,400	4,455,846
ArcelorMittal (Euronext Amsterdam)	567,200	28,709,217
ArcelorMittal (Euronext Paris)	589,207	29,847,463
Barrick Gold Corp.	400,900	14,679,890
BHP Billiton Ltd.	1,449,800	37,507,211
BHP Billiton PLC	2,293,568	51,958,938

Schedule of Investments—Tax Managed International Portfolio	1

Company	Shares	U.S. $ Value

Fortescue Metals Group Ltd.(a)	3,746,766	$14,255,175
Inmet Mining Corp.	183,500	8,545,229
JFE Holdings, Inc.	1,754,100	54,405,420
Kazakhmys PLC	1,122,136	11,784,552
Nippon Steel Corp.	6,656,000	25,127,413
Rio Tinto PLC	966,628	60,664,892
Voestalpine AG	589,100	18,408,397
Xstrata PLC	2,177,480	67,860,287

		465,189,031

Paper & Forest Products–0.6%
Stora Enso Oyj–Class R	829,729	8,107,365
Svenska Cellulosa AB–Class B	2,601,000	27,553,362

		35,660,727

		790,488,699

Health Care–9.6%
Biotechnology–0.8%
CSL Ltd./Australia	1,675,495	50,758,938

Health Care Equipment & Supplies–1.0%
Alcon, Inc.	349,400	56,431,594
Essilor International SA	87,837	4,387,048

		60,818,642

Health Care Providers & Services–0.9%
Celesio AG	652,300	28,467,998
Fresenius Medical Care AG	540,000	27,953,865

		56,421,863

Pharmaceuticals–6.9%
AstraZeneca PLC	465,600	20,374,415
Bayer AG	1,283,995	94,036,096
GlaxoSmithKline PLC	4,262,300	92,332,900
Novartis AG	2,723,450	143,388,368
Novo Nordisk A/S–Class B	652,950	33,850,396
Sanofi-Aventis SA	447,373	29,412,760

		413,394,935

		581,394,378

Industrials–9.1%
Aerospace & Defense–0.5%
BAE Systems PLC	4,220,220	31,111,166

Airlines–1.3%
Air France-KLM	653,949	14,972,475
Deutsche Lufthansa AG	2,125,000	41,540,198
Qantas Airways Ltd.	8,225,931	20,971,039

		77,483,712

Electrical Equipment–1.9%
ABB Ltd.	4,676,910	90,631,111
Alstom SA	179,700	13,640,914
Gamesa Corp. Tecnologica SA	396,520	13,585,554

		117,857,579

Company	Shares	U.S. $ Value

Industrial Conglomerates–0.5%
Siemens AG	332,100	$30,977,290

Machinery–0.7%
Vallourec	95,500	20,606,782
Volvo AB–Class B	2,321,750	20,975,993

		41,582,775

Marine–0.5%
Mitsui OSK Lines Ltd.	3,329,000	28,923,522

Trading Companies & Distributors–3.5%
Mitsubishi Corp.	3,208,800	66,936,045
Mitsui & Co. Ltd.	11,623,000	144,291,620

		211,227,665

Transportation Infrastructure–0.2%
Macquarie Infrastructure Group	6,681,582	12,669,493

		551,833,202

Consumer Staples–7.5%
Beverages–0.3%
Carlsberg A/S–Class B	223,650	17,051,827

Food & Staples Retailing–1.4%
Aeon Co. Ltd.	1,224,600	12,511,527
Koninklijke Ahold NV	2,597,906	30,010,297
Tesco PLC	6,014,326	41,829,546

		84,351,370

Food Products–3.2%
Associated British Foods PLC	2,377,200	30,166,258
Nestle SA	3,286,530	142,035,623
Unilever PLC	690,143	18,765,574

		190,967,455

Household Products–1.5%
Reckitt Benckiser PLC	1,944,653	94,286,264

Tobacco–1.1%
British American Tobacco PLC	1,981,381	64,686,686

		451,343,602

Telecommunication Services–7.3%
Diversified Telecommunication Services–4.9%
BCE, Inc.	141,800	4,889,885
Deutsche Telekom AG–Class W	1,162,800	17,659,703
France Telecom SA	1,087,800	30,512,365
Nippon Telegraph & Telephone Corp.	7,933	35,408,503
Tele2 AB–Class B	235,600	2,688,745
Telecom Corp. of New Zealand Ltd.	8,989,700	16,561,895
Telecom Italia SpA (ordinary shares)	11,849,900	17,635,920
Telecom Italia SpA (savings shares)	6,750,400	7,651,894
Telefonica SA	5,849,834	139,094,774
TELUS Corp.–Class G	632,600	22,652,935

		294,756,619

2	Sanford C. Bernstein Fund, Inc.—2008 Annual Report

Company	Shares	U.S. $ Value

Wireless Telecommunication Services–2.4%
NTT Docomo, Inc.	22,906	$36,665,546
Vodafone Group PLC	48,233,143	106,519,513

		143,185,059

		437,941,678

Consumer Discretionary–6.3%
Auto Components–0.5%
Compagnie Generale des Etablissements Michelin–Class B	462,100	29,931,310

Automobiles–3.1%
Honda Motor Co. Ltd.	999,000	30,302,424
Isuzu Motors Ltd.	7,460,000	20,731,536
Nissan Motor Co. Ltd.	5,378,900	36,370,946
Renault SA	709,600	45,222,331
Toyota Motor Corp.	1,293,500	55,300,325

		187,927,562

Hotels, Restaurants & Leisure–0.2%
TUI AG	718,500	11,868,497

Household Durables–1.2%
Persimmon PLC	1,433,000	10,426,815
Sharp Corp.	2,987,000	32,639,079
Sony Corp.	854,900	26,363,062

		69,428,956

Media–1.1%
Consolidated Media Holdings Ltd.	3,295,100	6,581,336
Lagardere SCA	607,300	27,374,861
SES Global SA (FDR)	1,501,035	31,072,539

		65,028,736

Specialty Retail–0.2%
Esprit Holdings Ltd.	2,185,700	13,548,208

		377,733,269

Utilities–5.4%
Electric Utilities–3.1%
E.ON AG	3,006,210	151,323,227
The Tokyo Electric Power Co. Inc	1,411,700	34,734,036

		186,057,263

Independent Power Producers & Energy Traders–1.1%
International Power PLC	10,381,537	67,175,628

Multi-Utilities–1.2%
Atco Ltd.	208,500	7,562,227
GDF Suez	943,936	49,109,499
RWE AG	170,590	16,263,470

		72,935,196

		326,168,087

Company	Shares	U.S. $ Value

Information Technology–5.0%
Communications Equipment–1.1%
Nokia OYJ	1,779,100	$33,182,764
Telefonaktiebolaget LM Ericsson–Class B	3,603,000	34,216,925

		67,399,689

Computers & Peripherals–1.1%
Fujitsu Ltd.	5,793,000	32,568,050
Toshiba Corp.	7,366,000	32,125,039

		64,693,089

Electronic Equipment, Instruments & Components–0.6%
Hitachi High-Technologies Corp.	443,400	8,792,622
Hitachi Ltd.	4,003,000	27,024,155

		35,816,777

Office Electronics–0.4%
Canon, Inc.	635,100	24,077,190

Semiconductors & Semiconductor Equipment–0.2%
Infineon Technologies AG(a)	2,702,800	15,005,656

Software–1.6%
Nintendo Co. Ltd.	220,700	93,615,144

		300,607,545

Total Common Stocks (cost $6,999,013,427)		5,870,250,865

Principal Amount (000)
SHORT-TERM INVESTMENTS–0.9%
Repurchase Agreements–0.9%
State Street Bank & Trust Co.	$57,115	57,115,000
0.30%, 9/30/2008 due 10/01/2008 in the amount of $57,115,476 (collateralized by $58,100,000 FHLMC, 4.15%, due 1/29/13, value $58,260,356) (cost $57,115,000)
Total Investments—98.2% (cost $7,056,128,427)		5,927,365,865

Other assets less liabilities—1.8%		108,948,470

Net Assets—100.0%		$6,036,314,335

Schedule of Investments—Tax Managed International Portfolio	3

FINANCIAL FUTURES CONTRACTS (see Note 1.D)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2008	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50	426	December 2008	$18,790,519	$18,363,516	$(427,003)

(a)	Non-income producing security.

Glossary:

FDR—Fiduciary Depositary Receipt

FHLMC—Federal Home Loan Mortgage Corporation

See notes to financial statements.

4	Sanford C. Bernstein Fund, Inc.—2008 Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

International Portfolio

September 30, 2008

Company	Shares	U.S. $ Value

COMMON STOCKS–96.7%
Financials–21.5%
Capital Markets–6.8%
3i Group PLC	1,013,951	$12,838,390
Credit Suisse Group AG	1,385,359	64,698,969
Deutsche Bank AG	507,900	36,333,643
ICAP PLC	1,896,234	12,230,717
Julius Baer Holding AG	700,184	34,820,442
Man Group PLC	5,397,233	32,981,820

		193,903,981

Commercial Banks–9.1%
Banco Santander Central Hispano SA	2,627,668	39,400,094
Barclays PLC	3,589,900	21,329,173
BNP Paribas SA	336,370	32,109,042
Credit Agricole SA	1,902,016	36,632,533
HBOS PLC	5,063,930	11,488,929
National Australia Bank Ltd.	329,321	6,646,501
Royal Bank of Scotland Group PLC (London Virt-X)	7,311,666	23,586,813
Societe Generale–Class A	371,566	33,377,656
Standard Chartered PLC	1,448,054	35,630,150
Sumitomo Mitsui Financial Group, Inc.	3,010	18,871,675

		259,072,566

Consumer Finance–0.6%
ORIX Corp.	130,700	16,364,685

Diversified Financial Services–0.8%
Fortis (Euronext Amsterdam)	361,686	2,288,552
Fortis (Euronext Brussels)	366,578	2,264,711
ING Group	803,200	17,218,822

		21,772,085

Insurance–4.2%
Allianz SE	278,400	38,168,149
Aviva PLC	2,632,488	22,897,980
Fondiaria-Sai SpA (ordinary shares)	306,900	7,244,017
Muenchener Rueckversicherungs AG	161,500	24,361,443
QBE Insurance Group Ltd.	1,297,996	27,992,643

		120,664,232

		611,777,549

Company	Shares	U.S. $ Value

Energy–13.3%
Energy Equipment & Services–1.4%
Saipem SpA	431,925	$12,923,650
Technip SA	249,418	14,015,093
WorleyParsons Ltd.	468,887	11,597,635

		38,536,378

Oil, Gas & Consumable Fuels–11.9%
BG Group PLC	2,142,565	38,857,670
BP PLC	3,027,500	25,213,911
EnCana Corp.	154,300	9,853,162
ENI SpA	1,176,300	31,179,081
Imperial Oil Ltd.	217,900	9,332,283
Nippon Mining Holdings, Inc.	1,680,000	6,767,083
Petro-Canada	355,400	11,821,621
Repsol YPF SA	479,200	14,201,524
Royal Dutch Shell PLC–Class A	1,044,169	30,763,508
Royal Dutch Shell PLC–Class B	728,096	20,454,278
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	959,744	27,717,813
StatoilHydro ASA	2,372,738	56,384,162
Total SA	926,547	56,287,644

		338,833,740

		377,370,118

Materials–13.3%
Chemicals–4.6%
BASF SE	1,064,600	50,756,369
Incitec Pivot Ltd.	2,885,640	11,561,515
Mitsubishi Chemical Holdings Corp.	3,930,500	20,775,621
Mitsui Chemicals, Inc.	1,634,000	7,203,588
Nova Chemicals Corp.	202,000	4,439,540
Potash Corp. of Saskatchewan	131,492	17,358,259
Syngenta AG	89,010	18,770,778

		130,865,670

Containers & Packaging–0.2%
Amcor Ltd.	1,430,600	6,290,949

Metals & Mining–7.6%
Anglo American PLC	366,499	12,380,212
Antofagasta PLC	443,200	3,219,483
ArcelorMittal (Euronext Paris)	571,533	28,952,151
Barrick Gold Corp.	187,200	6,854,765
BHP Billiton Ltd.	682,700	17,661,866
BHP Billiton PLC	1,165,666	26,407,226
Fortescue Metals Group Ltd.(a)	343,946	1,308,598
Inmet Mining Corp.	85,700	3,990,878
JFE Holdings, Inc.	559,000	17,338,025
Kazakhmys PLC	601,400	6,315,838
Nippon Steel Corp.	3,878,000	14,640,040
Rio Tinto PLC	686,160	43,062,918
Voestalpine AG	216,200	6,755,891
Xstrata PLC	856,693	26,698,492

		215,586,383

Schedule of Investments—International Portfolio	5

Company	Shares	U.S. $ Value

Paper & Forest Products–0.9%
Stora Enso Oyj–Class R	1,151,600	$11,252,399
Svenska Cellulosa AB–Class B	1,209,300	12,810,565

		24,062,964

		376,805,966

Health Care–9.9%
Biotechnology–0.8%
CSL Ltd./Australia	746,125	22,603,775

Health Care Equipment & Supplies–0.9%
Alcon, Inc.	152,900	24,694,879

Health Care Providers & Services–1.1%
Celesio AG	304,400	13,284,775
Fresenius Medical Care AG	369,406	19,122,825

		32,407,600

Pharmaceuticals–7.1%
AstraZeneca PLC	209,377	9,162,229
Bayer AG	548,900	40,199,855
GlaxoSmithKline PLC	1,967,595	42,623,408
Novartis AG	1,237,885	65,174,066
Novo Nordisk A/S–Class B	359,321	18,628,009
Sanofi-Aventis SA	390,379	25,665,661

		201,453,228

		281,159,482

Consumer Staples–8.8%
Beverages–0.3%
Carlsberg A/S–Class B	92,980	7,089,107

Food & Staples Retailing–2.1%
Koninklijke Ahold NV	2,494,400	28,814,624
Tesco PLC	4,519,678	31,434,292

		60,248,916

Food Products–3.4%
Associated British Foods PLC	1,222,800	15,517,121
Nestle SA	1,383,039	59,771,493
Unilever PLC	808,524	21,984,454

		97,273,068

Household Products–1.4%
Reckitt Benckiser PLC	837,549	40,608,462

Tobacco–1.6%
British American Tobacco PLC	1,368,607	44,681,286

		249,900,839

Industrials–8.0%
Aerospace & Defense–1.1%
BAE Systems PLC	4,213,250	31,059,784

Airlines–1.3%
Air France-KLM	415,900	9,522,230
Deutsche Lufthansa AG	980,000	19,157,362

Company	Shares	U.S. $ Value

Qantas Airways Ltd.	3,834,229	$9,774,915

		38,454,507

Electrical Equipment–1.0%
ABB Ltd.	1,433,260	27,774,309

Machinery–0.8%
Atlas Copco AB–Class A	1,219,546	13,855,243
Volvo AB–Class B	950,300	8,585,543

		22,440,786

Marine–0.9%
Mitsui OSK Lines Ltd.	1,472,000	12,789,253
Nippon Yusen KK	1,824,000	11,889,940

		24,679,193

Trading Companies & Distributors–2.7%
Finning International, Inc.	198,700	3,898,385
Mitsubishi Corp.	1,743,500	36,369,669
Mitsui & Co. Ltd.	3,007,000	37,329,855

		77,597,909

Transportation Infrastructure–0.2%
Macquarie Infrastructure Group	2,918,824	5,534,621

		227,541,109

Telecommunication Services–6.3%
Diversified Telecommunication Services–4.1%
BCE, Inc.	65,900	2,272,520
Deutsche Telekom AG–Class W	1,068,600	16,229,067
France Telecom SA	572,800	16,066,816
Nippon Telegraph & Telephone Corp.	3,824	17,068,211
Tele2 AB–Class B	89,900	1,025,969
Telecom Italia SpA (ordinary shares)	5,747,500	8,553,865
Telecom Italia SpA (savings shares)	3,428,300	3,886,138
Telefonica SA	1,777,233	42,258,263
TELUS Corp.–Class G	300,800	10,771,424

		118,132,273

Wireless Telecommunication Services–2.2%
Vodafone Group PLC	27,798,389	61,390,792

		179,523,065

Utilities–5.8%
Electric Utilities–3.1%
E.ON AG	1,414,184	71,185,608
The Tokyo Electric Power Co. Inc	681,100	16,758,059

		87,943,667

Independent Power Producers & Energy Traders–1.1%
Iberdrola Renovables SA(a)	1,341,031	5,859,625
International Power PLC	3,670,124	23,748,206

		29,607,831

6	Sanford C. Bernstein Fund, Inc.—2008 Annual Report

Company	Shares	U.S. $ Value

Multi-Utilities–1.6%
Atco Ltd.	97,200	$3,525,412
GDF Suez	669,513	34,832,286
RWE AG	79,250	7,555,425

		45,913,123

		163,464,621

Consumer Discretionary–5.3%
Auto Components–0.7%
Compagnie Generale des Etablissements Michelin–Class B	312,100	20,215,455

Automobiles–2.7%
Honda Motor Co. Ltd.	289,400	8,778,300
Nissan Motor Co. Ltd.	3,026,700	20,465,884
Porsche Automobil Holding SE	69,801	7,569,242
Renault SA	450,200	28,690,943
Toyota Motor Corp.	305,000	13,039,505

		78,543,874

Household Durables–0.8%
Sharp Corp.	1,390,000	15,188,591
Sony Corp.	170,600	5,260,894
Taylor Wimpey PLC	2,315,011	1,499,818

		21,949,303

Media–1.1%
Lagardere SCA	286,200	12,900,849
SES Global SA (FDR)	704,212	14,577,711
Seven Network Ltd.(b)	618,300	3,176,308

		30,654,868

		151,363,500

Information Technology–4.5%
Communications Equipment–0.8%
Nokia OYJ	830,100	15,482,554
Telefonaktiebolaget LM Ericsson–Class B	673,000	6,391,338

		21,873,892

Company	Shares	U.S. $ Value

Computers & Peripherals–1.5%
Fujitsu Ltd.	4,799,000	$26,979,816
Toshiba Corp.	3,679,000	16,045,074

		43,024,890

Electronic Equipment, Instruments & Components–0.5%
Hitachi Ltd.	1,867,000	12,604,071

Office Electronics–0.2%
Canon, Inc.	158,700	6,016,454

Software–1.5%
Nintendo Co. Ltd.	102,800	43,605,061

		127,124,368

Total Common Stocks (cost $3,433,026,699)		2,746,030,617

Principal Amount (000)
SHORT-TERM INVESTMENTS–0.8%
Repurchase Agreements–0.8%
State Street Bank & Trust Co.	$22,491	22,491,000
0.30%, 9/30/2008 due 10/01/2008 in the amount of $22,491,187 (collateralized by $22,880,000 FHLMC, 4.15%, due 1/29/13, value $22,943,149) (cost $22,491,000)
Total Investments—97.5% (cost $3,455,517,699)		2,768,521,617

Other assets less liabilities—2.5%		70,830,507

Net Assets—100.0%		$2,839,352,124

FINANCIAL FUTURES CONTRACTS (see Note 1.D)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2008	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
FTSE 100 Index Futures	83	December 2008	$7,686,004	$7,338,238	$(347,766)
Topix Index Futures	36	December 2008	3,730,093	3,675,991	(54,102)

					$(401,868)

(a)	Non-income producing security.
(b)	Represents entire or partial securities out on loan. See Note 1.L for securities lending information.

Glossary:

FDR—Fiduciary Depositary Receipt

FHLMC—Federal Home Loan Mortgage Corporation

See notes to financial statements.

Schedule of Investments—International Portfolio	7

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Emerging Markets Portfolio

September 30, 2008

Company	Shares	U.S. $ Value

COMMON STOCKS–92.7%
Materials–17.5%
Chemicals–3.0%
Honam Petrochemical Corp.	184,200	$10,615,548
Hyosung Corp.	82,000	4,342,825
Israel Chemicals Ltd.	1,284,270	17,928,196
LG Chem Ltd.	159,240	12,494,134
PTT Chemical PCL	6,276,293	10,750,886
Taiwan Fertilizer Co. Ltd.	1,649,000	3,080,027

		59,211,616

Construction Materials–0.4%
Cemex SAB de CV(a)	4,463,552	7,713,723

Metals & Mining–14.0%
Aneka Tambang	56,334,500	8,561,140
Anglo American PLC	174,826	5,992,744
Antofagasta PLC	744,800	5,410,358
ArcelorMittal South Africa Ltd.	515,300	10,398,855
BHP Billiton PLC	306,772	7,057,832
China Steel Corp.	14,242,783	14,235,063
Cia de Minas Buenaventura SA–Class B (ADR)	187,600	4,404,848
Cia Vale do Rio Doce–Class B (ADR)	3,867,500	68,454,750
Eurasian Natural Resources Corp.	292,686	2,665,220
Evraz Group Sa-Gdr Reg S (GDR)(b)	109,257	4,209,205
Exxaro Resources Ltd.	579,820	6,080,355
Gerdau SA (Sponsored) (ADR)	1,645,350	18,263,385
Hyundai Steel Co.	242,480	12,165,438
International Nickel Indonesia	11,338,500	3,632,988
Jiangxi Copper Co. Ltd.–Class H	7,634,000	7,645,048
KGHM Polska Miedz SA	253,000	5,358,914
Magnitogorsk Iron & Steel Works (London) (GDR)(b)	680,500	5,273,875
Magnitogorsk Iron & Steel Works (US) (GDR)(b)	458,500	3,553,375
MMC Norilsk Nickel (ADR)	2,179,050	29,787,614
Novolipetsk Steel OJSC (GDR)(b)	462,100	8,581,197
POSCO	24,972	9,367,984
Southern Copper Corp.	705,500	13,460,940
Timah Tbk PT	29,305,000	5,102,584
Usinas Siderurgicas de Minas Gerais SA	113,825	2,293,966
Vedanta Resources PLC	435,721	9,132,872
Vimetco NV (GDR)(a)(b)	562,685	2,016,428

		273,106,978

Company	Shares	U.S. $ Value

Paper & Forest Products–0.1%
Votorantim Celulose e Papel, SA ADR (ADR)	130,000	$2,003,300

		342,035,617

Financials–17.2%
Capital Markets–0.2%
Investcorp Bank BSC (GDR)(b)	1,627	32,947
Investcorp Bank BSC	200,900	4,068,225

		4,101,172

Commercial Banks–13.6%
ABSA Group Ltd.	618,465	8,197,007
Andhra Bank	2,222,000	2,669,345
Banco do Brasil SA	1,303,800	15,587,498
Banco Santander Chile SA (ADR)	89,241	3,818,622
Bank Hapoalim BM	5,376,200	15,911,036
Bank Leumi Le-Israel	2,984,500	10,153,708
Canara Bank	2,926,000	12,039,959
China Construction Bank Corp.–Class H	17,341,000	11,571,059
Hana Financial Group, Inc.	477,800	11,236,613
Industrial & Commercial Bank of China Ltd.–Class H	42,069,000	25,426,280
Industrial Bank of Korea	1,115,320	13,493,608
Itausa-Investimentos Itau SA	5,157,112	25,800,466
Kookmin Bank	388,000	17,337,618
Oriental Bank Of Commerce	765,000	2,460,641
Powszechna Kasa Oszczednosci Bank Polski SA	595,858	10,920,841
Punjab National Bank Ltd.	741,000	7,673,445
Shinhan Financial Group Co. Ltd.	727,746	26,036,998
Siam Commercial Bank PCL	5,052,100	10,220,580
Standard Bank Group Ltd.	1,393,351	16,015,169
State Bank of India Ltd. (GDR)(b)	25,450	1,537,780
Turkiye Garanti Bankasi AS(a)	3,989,232	9,441,244
Unibanco–Uniao de Bancos Brasileiros SA (GDR)	78,900	7,962,588

		265,512,105

Diversified Financial Services–0.3%
Yuanta Financial Holding Co. Ltd.	10,700,000	5,921,330

Insurance–1.8%
Cathay Financial Holding Co. Ltd.	2,150,855	2,970,004
Hyundai Marine & Fire Insurance Co. Ltd.	316,500	5,130,614
LIG Non-Life Insurance Co. Ltd.	322,110	6,747,895
Sanlam Ltd.	9,678,157	20,834,523

		35,683,036

Real Estate–0.2%
BR Malls Participacoes SA(a)	495,000	2,991,487
Phoenix Mills Ltd.	492,287	1,543,194

		4,534,681

8	Sanford C. Bernstein Fund, Inc.—2008 Annual Report

Company	Shares	U.S. $ Value

Real Estate Management & Development–0.2%
Citigroup Global Markets Holdings, Inc.(a)	1,639,027	$3,448,513

Thrifts & Mortgage Finance–0.9%
Housing Development Finance Corp.	357,724	16,356,650

		335,557,487

Energy–16.1%
Energy Equipment & Services–0.2%
Tenaris SA (Sponsored) (ADR)	131,800	4,914,822

Oil, Gas & Consumable Fuels–15.9%
Bumi Resources Tbk PT	20,279,000	6,744,165
Cairn India Ltd.(a)	2,357,231	10,934,830
Chennai Petroleum Corp. Ltd.	382,372	1,762,920
China Petroleum & Chemical Corp.–Class H	40,295,000	31,802,082
CNOOC Ltd.	22,076,000	24,800,092
Gazprom OAO (Sponsored) (ADR) (US OTC)	1,243,813	38,496,012
Gazprom OAO (Sponsored) (ADR) (London Exchange)	268,409	8,577,386
The Great Eastern Shipping Co. Ltd.	979,790	6,354,678
GS Holdings Corp.	133,400	3,431,440
LUKOIL (London) (Sponsored) (ADR)	109,900	6,587,608
LUKOIL (Sponsored) (ADR)	866,551	50,953,199
PetroChina Co. Ltd.–Class H	7,004,000	7,270,814
Petroleo Brasileiro SA (Sponsored) (ADR)	1,271,160	47,566,807
PTT Aromatics & Refining PCL	8,627,219	5,274,171
PTT PCL	2,807,800	18,906,627
Reliance Industries Ltd.	120,289	5,044,057
Sasol Ltd.	432,308	18,451,210
Tatneft (Sponsored) (GDR)	140,200	9,926,160
Thai Oil PCL	3,820,700	4,682,784
Tupras-turkiye Petrol Rafinerileri A.S.	136,050	2,481,858

		310,048,900

		314,963,722

Information Technology–11.3%
Communications Equipment–0.6%
AAC Acoustic Technology Holdings, Inc.(a)	8,743,000	6,710,952
ZTE Corp.–Class H	1,508,400	5,713,552

		12,424,504

Computers & Peripherals–2.6%
Asustek Computer, Inc.	282,942	559,980
CMC Magnetics Corp.(a)	26,933,000	5,397,043
Compal Electronics, Inc.	12,914,194	9,459,479
High Tech Computer Corp.	233,200	3,619,559
Lenovo Group Ltd.	24,462,000	10,796,441

Company	Shares	U.S. $ Value

Quanta Computer, Inc.	7,178,816	$8,991,425
Ritek Corp.(a)	12,760,000	2,018,069
Wistron Corp.	5,406,493	6,717,958
Wistron Corp. (GDR)(b)	199,267	2,397,042

		49,956,996

Electronic Equipment, Instruments & Components–1.6%
AU Optronics Corp.	14,208,890	16,071,177
AU Optronics Corp. (Sponsored) (ADR) (ADR)	540,655	6,141,841
DataTec Ltd.(a)	1,265,000	3,926,470
Unimicron Technology Corp.	5,464,630	4,414,692

		30,554,180

Internet Software & Services–0.0%
Tencent Holdings Ltd	137,600	1,005,766

IT Services–0.6%
Infosys Technologies Ltd.	384,474	11,742,582

Semiconductors & Semiconductor Equipment–5.9%
Hynix Semiconductor, Inc.(a)	1,146,400	18,996,484
Kinsus Interconnect Technology Corp.	2,165,775	3,032,843
Samsung Electronics Co., Ltd.	107,587	49,302,107
Siliconware Precision Industries Co.	7,615,734	8,660,749
Taiwan Semiconductor Manufacturing Co. Ltd.	11,638,295	19,517,786
United Microelectronics Corp.	50,385,096	16,229,031

		115,739,000

		221,423,028

Telecommunication Services–10.5%
Diversified Telecommunication Services–4.8%
Brasil Telecom SA	300,000	2,481,476
Carso Global Telecom SA de CV Series A1(a)	738,200	3,779,930
China Netcom Group Corp., Ltd.	3,933,700	8,710,984
China Telecom Corp. Ltd.–Class H	24,146,000	9,909,349
Chunghwa Telecom Co. Ltd.	7,830,000	18,419,559
Global Village Telecom Holding SA(a)	428,800	6,487,546
Tele Norte Leste Participacoes SA (ADR)	395,700	6,908,922
Telefonos de Mexico SA de CV	4,797,300	6,141,106
Telefonos de Mexico SA de CV–Class L (ADR)	514,100	13,238,075
Telekomunikacja Polska SA	235,926	2,250,363
Telemar Norte Leste SA–Class A	79,800	2,453,256
Vimpel-Communications (Sponsored) (ADR)	599,600	12,171,880

		92,952,446

Wireless Telecommunication Services–5.7%
America Movil SAB de CV Series L (ADR)	561,500	26,031,140
Bharti Airtel Ltd.(a)	915,617	15,533,145
Cellcom Israel Ltd. (New York)	126,000	3,787,560

Schedule of Investments—Emerging Markets Portfolio	9

Company	Shares	U.S. $ Value

Cellcom Israel Ltd. (Tel Aviv)	110,000	$3,261,164
China Mobile Ltd.	1,234,500	12,366,818
Mobile Telesystems OJSC (ADR)	163,400	9,152,034
MTN Group Ltd.	1,241,746	17,521,626
Partner Communications Co.	840,800	15,476,162
Philippine Long Distance Telephone Co.	73,500	4,231,126
Philippine Long Distance Telephone Co. (Sponsored) (ADR)	73,400	4,135,356

		111,496,131

		204,448,577

Consumer Staples–5.7%
Beverages–1.2%
Central European Distribution Corp.(a)	159,176	7,228,182
Cia de Bebidas das Americas (ADR)	86,297	4,712,679
Compania Cervecerias Unidas SA	173,000	1,127,233
Compania Cervecerias Unidas SA (ADR)	27,500	886,325
Fomento Economico Mexicano SAB de CV Series B (ADR)	241,827	9,223,282

		23,177,701

Food & Staples Retailing–0.8%
Centros Comerciales Sudamericanos SA	1,177,010	2,810,675
Cia Brasileira de Distribuicao Grupo Pao de Acucar (ADR)	165,700	5,792,872
Wal-Mart de Mexico SAB de CV Series V	488,437	1,710,523
X 5 Retail Group NV (GDR)(a)(b)	239,248	5,161,034

		15,475,104

Food Products–1.7%
China Yurun Food Group Ltd.	19,257,000	25,110,745
Marfrig Friforificos E Comer	495,000	4,575,674
Multiexport Foods SA	1,750,016	335,841
Perdigao SA	98,500	1,884,177
Universal Robina Corp.	10,337,000	2,103,935

		34,010,372

Household Products–0.1%
Hypermarcas SA(a)	245,200	1,671,262

Tobacco–1.9%
ITC Ltd.	1,963,501	7,919,698
KT&G Corp.	384,928	28,729,903

		36,649,601

		110,984,040

Industrials–4.6%
Construction & Engineering–0.5%
Daelim Industrial Co.	26,985	1,676,493
Empresas ICA SAB de CV(a)	796,700	2,316,560

Company	Shares	U.S. $ Value

Empresas ICA SAB de CV (ADR)(a)	115,600	$1,324,776
Orascom Construction Industries (London) (GDR)(b)	25,198	2,629,575
Orascom Construction Industries (NYSE) (GDR)(b)	26,787	2,752,365

		10,699,769

Electrical Equipment–0.3%
Harbin Power Equipment Co. Ltd.–Class H	3,448,000	2,470,018
Walsin Lihwa Corp.	14,068,000	3,824,150

		6,294,168

Industrial Conglomerates–2.8%
Alfa SA de CV–Class A	2,362,000	10,625,922
Bidvest Group Ltd.	735,761	9,414,525
Dogan Sirketler Grubu Holdings(a)	6,566,500	7,609,630
Murray & Roberts Holdings Ltd.	1,659,732	19,494,043
Sime Darby Bhd	3,698,100	7,148,816

		54,292,936

Marine–0.8%
China Shipping Development Co. Ltd.–Class H	5,422,000	7,117,957
Precious Shipping PCL	1,896,000	845,529
Regional Container Lines PCL	5,141,900	2,004,521
Sinotrans Shipping Ltd.	12,637,500	3,987,629
Thoresen Thai Agencies PCL	2,743,100	2,086,084

		16,041,720

Road & Rail–0.1%
Localiza Rent A CAR	246,100	1,282,943

Transportation Infrastructure–0.1%
Novorossiysk Commercial Sea Port (GDR)(b)	172,206	1,102,118

		89,713,654

Health Care–3.6%
Health Care Equipment & Supplies–0.7%
China Medical Technologies, Inc. (ADR)	411,400	13,403,412

Health Care Providers & Services–0.3%
Network Healthcare Holdings Ltd.	6,699,581	6,743,969

Pharmaceuticals–2.6%
Pharmstandard (GDR)(a)(b)	215,471	3,738,422
Ranbaxy Laboratories Ltd.	622,322	3,297,174
Simcere Pharmaceutical Group (Sponsored) (ADR)(a)	596,700	5,179,356
Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	821,000	37,593,590

		49,808,542

		69,955,923

10	Sanford C. Bernstein Fund, Inc.—2008 Annual Report

Company	Shares	U.S. $ Value

Consumer Discretionary–3.5%
Auto Components–0.7%
Hyundai Mobis	165,150	$12,792,567

Automobiles–1.2%
Ford Otomotiv Sanayi AS	388,322	2,101,053
Great Wall Motor Co. Ltd.–Class H	3,789,000	1,598,341
Hyundai Motor Co.	314,210	19,663,057

		23,362,451

Distributors–0.2%
Imperial Holdings Ltd.	422,400	3,033,732

Household Durables–0.6%
Gafisa SA (Sponsored) (ADR)	145,700	3,744,490
LG Electronics, Inc.	48,570	4,494,119
Urbi Desarrollos Urbanos SA de C.V.(a)	1,728,300	4,034,517

		12,273,126

Media–0.0%
Megacable Holdings SAB de CV(a)	585,900	830,380

Multiline Retail–0.4%
Lojas Renner SA	185,681	2,293,081
Lotte Shopping Co. Ltd.	21,423	4,873,779

		7,166,860

Textiles, Apparel & Luxury Goods–0.4%
Pacific Textile Holdings Ltd.	5,630,000	600,200
Weiqiao Textile Co.–Class H	3,936,100	1,931,063
Yue Yuen Industrial Holdings Ltd.	2,001,000	5,466,072

		7,997,335

		67,456,451

Utilities–2.7%
Electric Utilities–1.9%
CEZ	260,223	16,289,132
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA–Class B	659,160	9,179,536
Enersis SA (ADR)	688,600	11,237,952

		36,706,620

Independent Power Producers & Energy Traders–0.1%
Glow Energy PCL	4,053,900	3,352,310

Water Utilities–0.7%
Cia de Saneamento Basico do Estado de Sao Paulo	785,600	10,878,428
Cia de Saneamento de Minas Gerais-COPASA	212,800	2,236,586

		13,115,014

		53,173,944

Total Common Stocks (cost $2,065,605,622)		1,809,712,443

Company	Shares	U.S. $ Value

NON-CONVERTIBLE–PREFERRED STOCKS–4.8%
Energy–2.2%
Oil, Gas & Consumable Fuels–2.2%
Petroleo Brasileiro SA	2,364,100	$43,607,079

Materials–1.2%
Metals & Mining–1.2%
Usinas Siderurgicas de Minas Gerais SA–Class A	1,098,300	23,381,225

Information Technology–1.0%
Semiconductors & Semiconductor Equipment–1.0%
Samsung Electronics Co., Ltd.	60,530	19,087,470

Utilities–0.3%
Electric Utilities–0.3%
Cia Paranaense de Energia	378,400	5,249,755

Consumer Discretionary–0.1%
Automobiles–0.1%
Hyundai Motor Co. (Preference)	75,740	1,634,553

Total Non-Convertible–Preferred Stocks (cost $64,674,237)		92,960,082

WARRANTS–0.7%
Financials–0.7%
Commercial Banks–0.7%
Sberbank-CLS, (Merill Lynch), expiring 2/23/10(a) (cost $27,549,824)	7,927	13,579,902

Principal Amount (000)
SHORT-TERM INVESTMENTS–1.0%
Repurchase Agreements–1.0%
State Street Bank & Trust Co.	$20,059	20,059,000
0.30%, 9/30/2008 due 10/01/2008 in the amount of $20,059,167 (collateralized by $20,405,000 FHLMC, 4.15%, due 1/29/13, value $20,461,318) (cost $20,059,000)
Total Investments—99.2% (cost $2,177,888,683)		1,936,311,427

Other assets less liabilities—0.8%		14,664,665

Net Assets—100.0%		$1,950,976,092

Schedule of Investments—Emerging Markets Portfolio	11

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2008, the aggregate market value of these securities amounted to $42,985,363 or 2.2% of net assets.

Glossary:

ADR—American Depositary Receipt

FHLMC—Federal Home Loan Mortgage Corporation

GDR—Global Depositary Receipt

See notes to financial statements.

12	Sanford C. Bernstein Fund, Inc.—2008 Annual Report

SCB–ST–1946–0908

Sanford C. Bernstein Fund, Inc.

September 30, 2008

Schedule of Investments To the Annual Report For the Taxable Bond Portfolios

Intermediate Duration

Short Duration Plus

U.S. Government Short Duration

Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Sanford C. Bernstein Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities included in the accompanying Annual Report, including the schedules of investments contained herein, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Intermediate Duration Portfolio, Short Duration Plus Portfolio, and U.S. Government Short Duration Portfolio (three of the twelve portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, except for the financial highlights of the Short Duration Retail Classes of the Short Duration Plus Portfolio, which are presented in a separate financial report, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 24, 2008

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Intermediate Duration Portfolio

September 30, 2008

Principal Amount (000)		U.S. $ Value

CORPORATES–INVESTMENT GRADES–34.9%
Industrial–17.8%
Basic–2.9%
Alcoa, Inc. 6.50%, 6/01/11	$4,685	$4,783,207
6.75%, 7/15/18	10,315	9,900,842
ArcelorMittal 6.125%, 6/01/18(a)	13,310	11,794,137
6.50%, 4/15/14	5,565	5,651,820
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16	9,538	9,970,176
The Dow Chemical Co. 7.375%, 11/01/29	760	736,682
Freeport-McMoRan Copper & Gold, Inc. 8.25%, 4/01/15	5,765	5,664,113
Inco Ltd. 7.75%, 5/15/12	18,160	19,307,803
International Paper Co. 4.25%, 1/15/09	5,395	5,361,697
5.30%, 4/01/15	5,175	4,524,249
7.40%, 6/15/14	13,080	13,100,065
7.95%, 6/15/18	7,555	7,423,626
Packaging Corp. of America 5.75%, 8/01/13	4,135	4,105,464
PPG Industries, Inc. 5.75%, 3/15/13	9,905	9,816,756
Union Carbide Corp. 7.75%, 10/01/96	3,600	3,163,453
United States Steel Corp. 5.65%, 6/01/13	13,189	11,797,837
6.05%, 6/01/17	13,580	11,800,355
Weyerhaeuser Co. 5.95%, 11/01/08	4,080	4,079,816

		142,982,098

Capital Goods–1.5%
Caterpillar Financial Services 4.50%, 6/15/09	6,810	6,770,475
Hutchison Whampoa International Ltd. 7.45%, 11/24/33(a)	5,920	5,421,418
Illinois Tool Works, Inc. 5.75%, 3/01/09	5,233	5,265,324
John Deere Capital Corp. 4.875%, 3/16/09	18,055	18,059,712
Lafarge SA 6.15%, 7/15/11	6,683	6,561,102
Masco Corp. 6.125%, 10/03/16	15,760	13,693,565

Principal Amount (000)		U.S. $ Value

Mohawk Industries, Inc. 6.125%, 1/15/16	$14,595	$13,147,847
Tyco International Group SA 6.00%, 11/15/13	4,955	4,855,355

		73,774,798

Communications–Media–1.5%
British Sky Broadcasting Group PLC 6.875%, 2/23/09	12,875	12,872,039
BSKYB Finance UK PLC 5.625%, 10/15/15(a)	6,400	6,113,709
CBS Corp. 5.625%, 8/15/12	2,880	2,711,503
6.625%, 5/15/11	2,435	2,367,787
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22	5,575	6,129,216
Comcast Cable Communications, Inc. 6.20%, 11/15/08	2,694	2,695,350
Comcast Corp. 5.30%, 1/15/14	4,800	4,399,536
News America Holdings, Inc. 6.55%, 3/15/33	3,525	3,159,309
9.25%, 2/01/13	4,825	5,154,161
RR Donnelley & Sons Co. 4.95%, 4/01/14	2,635	2,335,814
Time Warner Entertainment Co. 8.375%, 3/15/23	10,465	10,366,775
Turner Broadcasting System, Inc. 8.375%, 7/01/13	11,372	11,739,987
WPP Finance Corp. 5.875%, 6/15/14	3,490	3,416,340

		73,461,526

Communications–Telecommunications–4.2%
AT&T Corp. 7.30%, 11/15/11	5,600	5,815,544
8.00%, 11/15/31	1,800	1,822,950
Embarq Corp. 6.738%, 6/01/13	10,460	9,219,653
7.082%, 6/01/16	23,065	18,692,799
New Cingular Wireless Services, Inc. 7.875%, 3/01/11	8,480	8,927,235
8.125%, 5/01/12	39,555	42,188,572
8.75%, 3/01/31	5,010	5,539,357
Pacific Bell Telephone Co. 6.625%, 10/15/34	13,330	11,602,485
Qwest Corp. 7.50%, 10/01/14	9,995	8,645,675
7.875%, 9/01/11	11,690	11,222,400
8.875%, 3/15/12	8,685	8,511,300
Telecom Italia Capital SA 4.00%, 11/15/08–1/15/10	14,640	14,295,380
6.375%, 11/15/33	1,375	1,002,100
Telefonos de Mexico SAB de CV 4.50%, 11/19/08	11,614	11,586,184
US Cellular Corp. 6.70%, 12/15/33	14,340	10,736,214

Schedule of Investments—Intermediate Duration Portfolio	1

Principal Amount (000)		U.S. $ Value

Verizon Communications, Inc. 4.90%, 9/15/15	$4,390	$3,928,304
5.25%, 4/15/13	7,155	6,896,275
Verizon New Jersey, Inc. Series A 5.875%, 1/17/12	5,695	5,589,472
Vodafone Group PLC 5.50%, 6/15/11	8,020	7,944,933
7.75%, 2/15/10	12,335	12,713,438

		206,880,270

Consumer Cyclical–Automotive–0.1%
Daimler Finance North America LLC 4.875%, 6/15/10	2,995	2,981,508

Consumer Cyclical–Other–1.1%
Marriott International, Inc. Series J 5.625%, 2/15/13	12,589	11,874,259
Starwood Hotels & Resorts Worldwide, Inc. 6.25%, 2/15/13	13,820	13,025,765
7.375%, 11/15/15	11,741	11,089,457
7.875%, 5/01/12	12,363	12,263,231
Toll Brothers Finance Corp. 5.15%, 5/15/15	1,260	1,065,601
6.875%, 11/15/12	4,005	3,804,874

		53,123,187

Consumer Cyclical–Retailers–0.2%
Limited Brands, Inc. 6.90%, 7/15/17	1,704	1,436,520
Wal-Mart Stores, Inc. 4.25%, 4/15/13	5,660	5,555,301

		6,991,821

Consumer Non-Cyclical–3.5%
Abbott Laboratories 3.50%, 2/17/09	13,244	13,215,247
Baxter FinCo BV 4.75%, 10/15/10	11,369	11,590,809
Bunge Ltd. Finance Corp. 5.10%, 7/15/15	5,361	4,667,753
5.875%, 5/15/13	8,910	8,711,138
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)	11,945	11,459,806
ConAgra Foods, Inc. 7.875%, 9/15/10	1,223	1,290,633
Fisher Scientific International, Inc. 6.125%, 7/01/15	1,473	1,421,713
6.75%, 8/15/14	2,206	2,159,228
Fortune Brands, Inc. 4.875%, 12/01/13	6,128	5,763,157
Kraft Foods, Inc. 5.25%, 10/01/13	6,920	6,652,701
6.25%, 6/01/12	25,390	25,522,968
The Kroger Co. 6.80%, 12/15/18	4,472	4,315,561
7.25%, 6/01/09	12,835	12,949,257

Principal Amount (000)		U.S. $ Value

Reynolds American, Inc. 7.25%, 6/01/13	$11,680	$12,002,403
7.625%, 6/01/16	11,435	11,353,228
Safeway, Inc. 4.125%, 11/01/08	2,809	2,804,216
6.50%, 3/01/11	1,895	1,952,665
Wyeth 5.50%, 2/01/14	31,391	31,116,957

		168,949,440

Energy–1.4%
Amerada Hess Corp. 7.875%, 10/01/29	3,617	3,535,466
Canadian Natural Resources Ltd. 5.15%, 2/01/13	3,700	3,445,736
ConocoPhillips 6.375%, 3/30/09	12,822	12,918,152
Gaz Capital SA 6.212%, 11/22/16(a)	24,820	18,478,738
The Premcor Refining Group, Inc. 7.50%, 6/15/15	6,453	6,151,606
Statoilhydro Asa 6.36%, 1/15/09	3,784	3,809,164
Texaco Capital, Inc. 5.50%, 1/15/09	8,210	8,221,740
Valero Energy Corp. 6.875%, 4/15/12	6,055	6,217,546
Weatherford International Ltd. 5.15%, 3/15/13	4,975	4,791,169
6.00%, 3/15/18	1,890	1,696,867

		69,266,184

Technology–1.2%
Cisco Systems, Inc. 5.25%, 2/22/11	3,090	3,154,374
Computer Sciences Corp. 5.50%, 3/15/13(a)	7,070	6,858,501
Electronic Data Systems Corp. Series B 6.00%, 8/01/13	17,107	17,442,057
International Business Machines Corp. 4.375%, 6/01/09	1,720	1,727,217
5.375%, 2/01/09	5,721	5,743,152
Motorola, Inc. 6.50%, 9/01/25	6,135	4,706,551
7.50%, 5/15/25	980	835,856
7.625%, 11/15/10	609	615,297
Oracle Corp. 4.95%, 4/15/13	6,064	6,044,425
Xerox Corp. 7.625%, 6/15/13	2,255	2,282,827
9.75%, 1/15/09	8,369	8,508,344

		57,918,601

Transportation–Railroads–0.2%
Canadian Pacific Railway Co. 6.50%, 5/15/18	2,865	2,701,689

2	Sanford C. Bernstein Fund, Inc.—2008 Annual Report

Principal Amount (000)		U.S. $ Value

Norfolk Southern Corp. 6.20%, 4/15/09	$5,315	$5,344,307

		8,045,996

Transportation–Services–0.0%
FedEx Corp. 3.50%, 4/01/09	1,922	1,907,343

		866,282,772

Financial Institutions–13.8%
Banking–6.2%
ANZ National International Ltd. 6.20%, 7/19/13(a)	5,710	5,482,856
Bank of America Corp. 3.375%, 2/17/09	5,970	5,852,033
Bank of Tokyo-Mitsubishi UFJ L 7.40%, 6/15/11	1,210	1,290,199
BankAmerica Capital II Series 2 8.00%, 12/15/26	5,954	5,093,040
Barclays Bank PLC 8.55%, 6/15/11(a)(b)	6,460	5,931,120
The Bear Stearns Co., Inc. 5.55%, 1/22/17	12,915	11,090,627
5.70%, 11/15/14	13,815	12,915,478
7.625%, 12/07/09	12,540	12,663,695
Citicorp, Inc. Series MTNF 6.375%, 11/15/08	2,325	2,327,576
Citigroup, Inc. 3.625%, 2/09/09	13,185	12,907,996
5.00%, 9/15/14	7,128	5,465,123
5.50%, 4/11/13	8,995	7,851,385
6.20%, 3/15/09	7,395	7,245,917
Compass Bank 5.50%, 4/01/20	14,779	11,658,089
Huntington National Bank 4.375%, 1/15/10	4,100	3,870,207
JP Morgan Chase & Co. 3.50%, 3/15/09	13,195	13,095,206
Marshall & Ilsley Bank 5.00%, 1/17/17	10,435	6,975,297
Marshall & Ilsley Corp. 4.375%, 8/01/09	10,235	9,851,822
5.626%, 8/17/09	6,126	5,952,604
Mellon Funding Corp. 3.25%, 4/01/09	7,363	7,229,965
Morgan JP & Co., Inc. 6.25%, 1/15/09	11,881	11,844,466
MUFG Capital Finance 1 Ltd. 6.346%, 7/25/16(b)	3,245	2,455,845
National City Bank of Ohio 6.25%, 3/15/11	12,645	7,334,808
RBS Capital Trust III 5.512%, 9/30/14(b)(c)	10,580	8,549,095

Principal Amount (000)		U.S. $ Value

Regions Financial Corp. 6.375%, 5/15/12	$12,860	$11,154,507
Resona Bank Ltd. 5.85%, 4/15/16(a)(b)	1,300	956,129
Resona Preferred Global Securities 7.191%, 7/30/15(a)(b)	2,460	1,826,282
Royal Bank of Scotland Group PLC 6.40%, 4/01/09	8,598	8,643,896
Sumitomo Mitsui Banking Corp. 5.625%, 10/15/15(a)(b)	2,270	1,813,451
Suntrust Bank Series CD 2.931%, 6/02/09(d)	4,770	4,483,800
UBS Preferred Funding Trust I 8.622%, 10/01/10(b)	6,990	6,756,185
UFJ Finance Aruba AEC 6.75%, 7/15/13	2,366	2,480,768
Union Bank of California 5.95%, 5/11/16	13,165	11,906,689
Union Planters Corp. 7.75%, 3/01/11	8,539	7,966,767
US Bancorp 5.30%, 4/28/09	12,890	12,878,747
Wachovia Corp. 3.625%, 2/17/09	13,145	12,480,941
5.50%, 5/01/13	12,845	10,626,964
5.625%, 12/15/08	5,584	5,472,381
Wells Fargo & Co. 3.125%, 4/01/09	13,440	13,306,151
4.20%, 1/15/10	4,465	4,403,713
Zions Banc Corp. 5.50%, 11/16/15	4,040	2,305,244

		304,397,064

Brokerage–1.4%
The Goldman Sachs Group, Inc. 3.875%, 1/15/09	10,159	9,977,449
4.75%, 7/15/13	4,795	4,134,326
6.65%, 5/15/09	12,375	12,125,074
7.35%, 10/01/09	2,746	2,662,483
Merrill Lynch & Co., Inc. 6.00%, 2/17/09	13,075	12,691,196
6.05%, 5/16/16	3,400	2,774,199
Series MTNC 4.125%, 1/15/09–9/10/09	9,183	8,902,251
Morgan Stanley 5.625%, 1/09/12	12,045	8,398,003
6.60%, 4/01/12	7,825	5,683,924

		67,348,905

Finance–4.1%
American Express Centurion 4.375%, 7/30/09	7,386	7,133,886
American Express Co. 4.75%, 6/17/09	5,821	5,665,020
American General Finance Corp. 4.625%, 5/15/09	10,030	7,127,278

Schedule of Investments—Intermediate Duration Portfolio	3

Principal Amount (000)		U.S. $ Value

Capital One Bank 4.25%, 12/01/08	$4,534	$4,495,357
5.00%, 6/15/09	12,970	12,390,072
6.50%, 6/13/13	2,884	2,456,228
Capital One Financial Corp. 4.80%, 2/21/12	12,040	9,716,473
6.75%, 9/15/17	1,437	1,264,987
CIT Group Funding Co. of Canada 5.60%, 11/02/11	4,180	2,660,670
CIT Group, Inc. 5.85%, 9/15/16	11,860	5,752,064
7.625%, 11/30/12	10,740	6,813,091
Series MTN 5.125%, 9/30/14	2,615	1,289,606
Countrywide Financial Corp. 6.25%, 5/15/16	5,826	4,147,658
Series MTN 5.80%, 6/07/12	1,664	1,405,681
Countrywide Home Loans, Inc. Series MTNL 4.00%, 3/22/11	5,250	4,516,858
General Electric Capital Corp. 4.375%, 11/21/11	6,275	5,945,895
4.80%, 5/01/13	26,395	24,074,906
HSBC Finance Corp. 5.875%, 2/01/09	5,630	5,572,174
6.50%, 11/15/08	12,735	12,689,740
7.00%, 5/15/12	6,575	6,389,598
International Lease Finance Corp. 3.50%, 4/01/09	13,120	11,797,425
5.65%, 6/01/14	1,599	942,174
6.375%, 3/15/09	12,720	11,730,435
iStar Financial, Inc. 5.15%, 3/01/12	2,970	1,485,000
5.65%, 9/15/11	7,370	3,832,400
SLM Corp. 5.375%, 1/15/13–5/15/14	31,070	19,772,650
5.40%, 10/25/11	10,112	7,078,400
5.45%, 4/25/11	14,475	10,132,500
Series MTN 5.125%, 8/27/12	3,495	2,271,750

		200,549,976

Insurance–1.5%
Aegon NV 4.75%, 6/01/13	1,910	1,815,468
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16	3,165	2,792,511
The Allstate Corp. 6.125%, 5/15/37(b)	11,695	8,583,393
Allstate Life Global Funding Trust Series 04-1 4.50%, 5/29/09	5,702	5,644,923
Berkshire Hathaway Finance Corp. 4.20%, 12/15/10	5,700	5,789,125

Principal Amount (000)		U.S. $ Value

Genworth Financial, Inc. 4.75%, 6/15/09	$5,027	$4,167,388
5.231%, 5/16/09	4,447	3,777,100
6.515%, 5/22/18	12,615	10,359,627
Humana, Inc. 6.30%, 8/01/18	3,550	3,137,483
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)	4,025	3,595,476
MetLife, Inc. 5.00%, 11/24/13	4,125	3,904,449
Prudential Financial, Inc. Series MTND 5.15%, 1/15/13	7,695	7,277,508
UnitedHealth Group, Inc. 4.125%, 8/15/09	4,145	4,107,152
XL Capital Ltd. 5.25%, 9/15/14	7,525	6,508,899

		71,460,502

REITs–0.6%
Healthcare Realty Trust, Inc. 5.125%, 4/01/14	7,075	6,129,292
Mack-Cali Realty LP 7.25%, 3/15/09	2,015	2,022,367
Simon Property Group LP 5.00%, 3/01/12	13,115	12,465,899
5.625%, 8/15/14	10,867	10,003,737

		30,621,295

		674,377,742

Utility–3.3%
Electric–1.9%
Carolina Power & Light Co. 6.50%, 7/15/12	5,780	5,953,342
Exelon Corp. 6.75%, 5/01/11	7,415	7,470,761
FirstEnergy Corp. Series B 6.45%, 11/15/11	25,275	25,395,562
Series C 7.375%, 11/15/31	7,850	7,298,475
MidAmerican Energy Holdings Co. 5.875%, 10/01/12	2,400	2,378,928
Nisource Finance Corp. 6.80%, 1/15/19	13,295	12,076,394
7.875%, 11/15/10	3,010	3,095,812
Pacific Gas & Electric Co. 3.60%, 3/01/09	13,370	13,262,371
4.80%, 3/01/14	3,290	3,098,818
Progress Energy, Inc. 7.10%, 3/01/11	2,287	2,349,938
Public Service Company of Colorado Series 10 7.875%, 10/01/12	2,550	2,776,338

4	Sanford C. Bernstein Fund, Inc.—2008 Annual Report

Principal Amount (000)		U.S. $ Value

SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)	$5,805	$5,735,572
Wisconsin Energy Corp. 6.25%, 5/15/67(b)	5,810	4,383,761

		95,276,072

Natural Gas–1.2%
Duke Energy Field Services Corp. 7.875%, 8/16/10	2,100	2,150,400
Energy Transfer Partners LP 6.70%, 7/01/18	11,065	10,488,204
7.50%, 7/01/38	12,570	11,858,261
Enterprise Products Operating LP Series B 5.60%, 10/15/14	3,310	3,118,990
Sempra Energy 4.75%, 5/15/09	13,220	13,220,661
TransCanada Pipelines Ltd. 6.35%, 5/15/67(b)	12,800	10,125,849
Williams Cos, Inc. 7.875%, 9/01/21	3,235	3,235,000
8.125%, 3/15/12	4,705	4,753,556

		58,950,921

Other Utility–0.2%
Veolia Environnement 6.00%, 6/01/18	8,485	8,136,267

		162,363,260

Total Corporates–Investment Grades (cost $1,857,845,244)		1,703,023,774

MORTGAGE PASS-THRU’S–27.0%
Agency Fixed Rate 30-Year–26.4%
Federal Gold Loan Mortgage Corp. Series 2005 4.50%, 8/01/35–10/01/35	46,937	44,474,781
Series 2007 5.50%, 7/01/35	17,622	17,592,327
7.00%, 2/01/37	41,066	42,965,071
Federal Home Loan Mortgage Corp. Series 2005 4.50%, 8/01/35–1/01/36	15,011	14,223,129
Series 2007 4.50%, 1/01/37–3/01/37	10,639	10,076,554
Series 2008 6.50%, 5/01/35	14,380	14,878,193
Federal National Mortgage Association Series 2003 5.00%, 11/01/33	33,228	32,481,679
5.50%, 4/01/33–7/01/33	74,746	74,758,692
Series 2004 5.00%, 4/01/34	13	13,179
5.50%, 4/01/34–11/01/34	57,353	57,326,605
6.00%, 9/01/34–10/01/34	29,869	30,348,531

Principal Amount (000)		U.S. $ Value

Series 2005 4.50%, 8/01/35–9/01/35	$64,301	$60,919,003
5.50%, 2/01/35	51,254	51,262,959
6.00%, 4/01/35	10,149	10,327,372
Series 2006 5.00%, 2/01/36	115,113	112,347,153
5.50%, 4/01/36	241,760	241,423,477
6.00%, 10/01/31	25	25,078
6.50%, 9/01/36	8,599	8,826,616
Series 2007 4.50%, 9/01/35–8/01/37	59,201	56,003,958
5.00%, 7/01/36	20,017	19,548,346
5.50%, 11/01/36	71,650	71,550,488
6.50%, 11/01/37	123,554	126,858,494
Series 2008 5.50%, 12/01/35–3/01/37	190,428	190,162,590
Government National Mortgage Association Series 1996 8.50%, 11/15/26	1	830

		1,288,395,105

Agency ARMs–0.6%
Federal Home Loan Mortgage Corp. Series 2007 5.98%, 2/01/37(d)	19,361	19,617,631
Federal National Mortgage Association Series 2007 5.964%, 10/01/37(d)	10,342	10,485,173

		30,102,804

Total Mortgage Pass-Thru’s (cost $1,305,035,843)		1,318,497,909

COMMERCIAL MORTGAGE-BACKED SECURITIES–14.6%
Non-Agency Fixed Rate CMBS–14.5%
Banc of America Commercial Mortgage, Inc. Series 2001-PB1, Class A2 5.787%, 5/11/35	7,201	7,108,090
Series 2004-3, Class A5, Class A5 5.493%, 6/10/39	13,780	13,156,970
Series 2004-4, Class A3 4.128%, 7/10/42	8,850	8,707,328
Series 2004-6, Class A2 4.161%, 12/10/42	11,698	11,480,191
Series 2007-5, Class A4 5.492%, 2/10/51	25,625	21,327,393
Bear Stearns Commercial Mortgage Securities, Inc. Series 2005-T18, Class A4 4.933%, 2/13/42	12,490	11,308,932
Series 2006-PW11, Class A4 5.623%, 3/11/39	15,615	14,035,246
Series 2006-PW12, Class A4 5.902%, 9/11/38	18,895	17,159,262

Schedule of Investments—Intermediate Duration Portfolio	5

Principal Amount (000)		U.S. $ Value

Series 2007-PW18, Class A4 5.70%, 6/11/50	$25,685	$21,834,551
Citigroup Commercial Mortgage Trust Series 2004-C1, Class A4 5.529%, 4/15/40	10,310	9,707,897
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46	9,615	8,327,238
Credit Suisse First Boston Mortgage Securities Corp. Series 2003-CK2, Class A2 3.861%, 3/15/36	921	904,544
Series 2004-C1, Class A4 4.75%, 1/15/37	4,400	4,089,123
Series 2005-C1, Class A4 5.014%, 2/15/38	10,900	9,904,680
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 6.021%, 6/15/38	26,360	23,960,389
Series 2006-C5, Class A3 5.311%, 12/15/39	13,467	11,673,252
GE Capital Commercial Mortgage Corp. Series 2005-C3, Class A3FX 4.863%, 7/10/45	12,735	12,465,443
Greenwich Capital Commercial Funding Corp. Series 2003-C1, Class A4 4.111%, 7/05/35	9,240	8,347,821
Series 2003-C2, Class A3 4.533%, 1/05/36	2,556	2,457,266
Series 2005-GG3, Class A2 4.305%, 8/10/42	13,565	13,295,462
Series 2007-GG9, Class A2 5.381%, 3/10/39	24,450	22,804,349
Series 2007-GG9, Class A4 5.444%, 3/10/39	27,455	23,202,525
GS Mortgage Securities Corp. II Series 2004-GG2, Class A6 5.396%, 8/10/38	100	93,590
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class A2 4.302%, 1/15/38	9,775	9,298,002
Series 2005-LDP1, Class A4 5.038%, 3/15/46	13,750	12,414,936
Series 2005-LDP3, Class A2 4.851%, 8/15/42	11,220	10,951,829
Series 2005-LDP4, Class A2 4.79%, 10/15/42	7,670	7,486,939
Series 2006-CB14, Class A4 5.481%, 12/12/44	6,750	5,968,282
Series 2006-CB15, Class A4 5.814%, 6/12/43	24,985	22,428,997
Series 2006-CB16, Class A4 5.552%, 5/12/45	21,000	18,474,593

Principal Amount (000)		U.S. $ Value

Series 2006-CB17, Class A4 5.429%, 12/12/43	$23,950	$20,802,589
Series 2007-C1, Class A4 5.716%, 2/15/51	26,625	22,247,778
Series 2007-LD11, Class A2 5.992%, 6/15/49	29,120	27,403,658
LB-UBS Commercial Mortgage Trust Series 2004-C4, Class A4 5.294%, 6/15/29	3,780	3,569,911
Series 2004-C8, Class A2 4.201%, 12/15/29	9,405	9,239,739
Series 2005-C1, Class A4 4.742%, 2/15/30	9,030	8,109,681
Series 2005-C7, Class A4 5.197%, 11/15/30	10,140	9,240,028
Series 2006-C6, Class A4 5.372%, 9/15/39	28,865	25,266,100
Series 2006-C7, Class A3 5.347%, 11/15/38	26,275	22,820,649
Series 2007-C1, Class A4 5.424%, 2/15/40	17,435	14,641,045
Merrill Lynch Mortgage Trust Series 2005-CKI1, Class A6 5.416%, 11/12/37	9,140	8,344,844
Series 2005-MKB2, Class A2 4.806%, 9/12/42	16,215	15,965,686
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2, Class A4 6.104%, 6/12/46	11,735	10,712,957
Morgan Stanley Capital Series 2005-T17, Class A5 4.78%, 12/13/41	13,195	11,897,361
Morgan Stanley Capital I Series 2005-HQ5, Class A4 5.168%, 1/14/42	16,915	15,524,413
Series 2007-T27, Class A4 5.803%, 6/13/42	30,420	26,374,015
Wachovia Bank Commercial Mortgage Trust Series 2006-C27, Class A3 5.765%, 7/15/45	26,205	24,048,606
Series 2007-C31, Class A4 5.509%, 4/15/47	26,665	22,183,003
Series 2007-C32, Class A2 5.924%, 6/15/49	26,000	24,347,274
Series 2007-C32, Class A3 5.929%, 6/15/49	26,495	22,470,722

		709,585,179

Non-Agency Floating Rate CMBS–0.1%
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 2.927%, 3/06/20(a)(d)	5,835	5,208,203

Total Commercial Mortgage-Backed Securities (cost $788,829,081)		714,793,382

6	Sanford C. Bernstein Fund, Inc.—2008 Annual Report

Principal Amount (000)		U.S. $ Value

BANK LOANS–4.7%
Industrial–3.9%
Basic–0.7%
Celanese US Holdings LLC 4.28%, 4/02/14(b)	$1,985	$1,814,559
Dealer Computer Services, Inc. 5.70%, 10/26/12(b)	4,215	3,751,046
Dresser, Inc. 5.05%-5.95%, 5/04/14(b)	2,426	2,189,864
Georgia-Pacific Corp. 4.23%-5.51%, 12/20/12(b)	1,142	1,039,765
4.56%-5.47%, 12/20/12(b)	1,904	1,660,203
Hexion Specialty 5.06%, 5/06/13(b)	3,623	2,717,238
6.06%, 5/06/13(b)	785	588,756
John Maneely Co. 6.04%, 12/09/13(b)	6,299	6,019,046
Lyondellbasell 7.00%, 12/22/14(b)	2,090	1,467,874
MMG Packaging Acquisition 9.27%, 3/08/15(b)	600	90,000
Momentive Performance 6.00%, 12/04/13(b)	2,442	2,121,832
Newpage Corp. 7.0%-7.75%, 12/22/14(b)	1,687	1,537,692
Oshkosh Truck Corp. 3.99%-5.21%, 12/06/13(b)	4,005	3,483,229
Talecris Biotherepeutics, Inc. 9.31%, 12/08/14(b)	1,775	1,712,875
TDS Investor Corp. 6.01%, 8/23/13(b)	2,334	1,858,249
Univar Corp. Opco 6.76%, 10/10/14(b)	1,985	1,760,040
Wimar Opco LLC 8.25%, 1/03/12(b)	2,700	1,861,083

		35,673,351

Capital Goods–0.3%
Champion Opco LLC 5.69%, 5/13/13(b)	1,892	1,191,750
Clarke American Corp. 5.29%-6.26%, 6/30/14(b)	1,535	1,174,336
Fenwal, Inc. 1.75%-5.06%, 2/28/14(b)	536	450,000
5.06%, 2/28/14(b)	3,166	2,635,754
GPS CCMP Merger Corp. 5.28%, 11/11/13(b)	1,588	1,132,219
Manitowoc Co., Inc. 8/25/14(e)	1,000	955,500
Ravago Holding America, Inc. 5.56%, 1/30/14(b)	1,970	1,812,400
Sequa Corp. 5.94%-7.02%, 12/03/14(b)	1,277	1,136,753
United Subcontractor 7.79%-8.14%, 12/27/12(b)(f)	6,150	3,397,794

		13,886,506

Principal Amount (000)		U.S. $ Value

Communications–Media–0.3%
Charter Communications Operating LLC 4.80%, 3/06/14(b)	$7,692	$6,112,887
CSC Holdings, Inc. (Cablevision) 4.57%, 3/29/13(b)	2,194	1,974,375
IDEARC, Inc. (Verizon) 5.71%-5.77%, 11/17/14(b)	3,537	2,075,052
Sirius Computer Solutions 6.51%, 11/30/12(b)	1,413	1,200,961
Thomson Learning 6.20%, 7/03/14(b)	2,475	2,008,289
Univision Communications, Inc. 5.04%-6.25%, 9/29/14(b)(f)	5,000	3,183,350
VML US Finance LLC 6.02%, 5/25/13(b)	750	682,080

		17,236,994

Communications–Telecommunications–0.4%
Alltel Corp. 4.99%, 5/15/15(b)	3,465	3,380,800
Cebridge Connections 8.80%, 3/31/15(b)	3,457	2,794,645
Cequel Communications LLC 4.79%-6.0%, 11/05/13(b)(f)	1,138	991,663
Level 3 Communications 4.73%-5.03%, 3/13/14(b)	4,500	3,816,585
Nielsen Finance LLC 4.80%, 8/09/13(b)	2,970	2,612,102
Proquest 5.30%-6.21%, 2/10/14(b)	3,813	3,603,600
Sorenson Communications, Inc. 10.71%, 2/16/14(b)	2,484	2,341,274
Telesat Canada 5.80%-6.71%, 10/31/14(b)	1,829	1,640,345
5.89%-6.77%, 10/31/14(b)	157	140,883

		21,321,897

Consumer Cyclical–Automotive–0.2%
Ford Motor Co. 5.49%, 12/16/13(b)	4,913	3,243,380
General Motors Corp. 5.16%, 11/29/13(b)	1,231	791,423
Lear Corp. 5.67%-6.26%, 4/25/12(b)	2,470	1,915,015
Visteon Corp. 5.49%, 6/13/13(b)	5,000	3,082,150

		9,031,968

Consumer Cyclical–Other–0.3%
Allison Transmission, Inc. 5.22%-5.57%, 8/07/14(b)	1,461	1,207,605
Goodyear Engineered Products 5.30%, 7/31/14(b)	2,166	1,840,781
6.21%, 7/31/14(b)	310	263,633
Hanesbrands, Inc. 4.54%-5.45%, 9/05/13(b)	639	577,678

Schedule of Investments—Intermediate Duration Portfolio	7

Principal Amount (000)		U.S. $ Value

Harrah’s Operating Co., Inc. 5.80%-6.76%, 1/28/15(b)	$2,992	$2,473,794
Metro-Goldwyn Mayer 7.01%, 4/09/12(b)	1,970	1,324,825
On Assignment, Inc. 6.02%, 1/31/13(b)	1,406	1,279,452
Six Flags, Inc. 4.94%-5.46%, 4/30/15(b)	5,925	4,631,395
TDS Investor Corp. 6.01%, 8/23/13(b)	468	372,859

		13,972,022

Consumer Cyclical–Retailers–0.2%
Mattress Holding Corp. 5.96%, 1/18/14(b)	494	333,290
Michaels Stores, Inc. 4.75%-6.00%, 10/31/13(b)	3,456	2,529,261
Neiman Marcus Group, Inc. 4.57%, 4/08/13(b)	3,000	2,616,180
Rite Aid Corp. 4.57%-5.52%, 6/04/14(b)	995	805,950
Targus Group International 6.45%-6.60%, 11/22/12(b)	2,668	1,754,143

		8,038,824

Consumer Non-Cyclical–0.6%
Aramark Corp. 5.03%, 1/27/14(b)	118	102,503
5.64%, 1/27/14(b)	1,853	1,613,466
Best Brands Corp. 2.50%-8.99%, 12/12/12(b)(f)	296	213,303
Carestream Health, Inc. 4.79%-5.76%, 4/30/13(b)	934	803,046
Community Health Services, Inc. 7/25/14(e)	186	162,955
5.06%-5.95%, 7/25/14(b)	3,628	3,185,178
Constellation Brands, Inc. 4.0%-4.31%, 6/05/13(b)	1,749	1,593,107
Harlan Sprague Dawlwy, Inc. 5.25%-6.50%, 7/11/14(b)	2,262	2,080,977
HCA, Inc. 6.01%, 11/18/13(b)	5,896	5,220,792
HCR Healthcare, LLC 6.20%-9.00%, 12/22/14(b)	1,977	1,640,721
Health Management Associates 5.51%, 2/28/14(b)	1,891	1,595,300
Inverness Medical Innovations, Inc. 5.42%-5.47%, 6/26/14(b)	1,975	1,807,125
Mylan Laboratories, Inc. 7.00%-7.06%, 10/02/14(b)	1,489	1,389,912
Supervalu, Inc. 4.68%, 6/02/12(b)	907	821,602
Talecris Biotherepeutics, Inc. 6.31%, 12/06/13(b)	7,313	7,075,119
Wrigley Jr Company 7/25/14(g)	2,100	2,059,449

		31,364,555

Principal Amount (000)		U.S. $ Value

Energy–0.2%
Ashmore Energy International 6.10%-3.66%, 3/30/12(b)	$210	$183,750
6.76%, 3/30/14(b)	1,694	1,482,456
Dalbo, Inc. 5.99%-7.25%, 8/27/12(b)	2,661	2,528,175
Infrastrux Group, Inc. 0.50%-7.45%, 11/03/12(b)(f)	3,543	3,304,196

		7,498,577

Other Industrial–0.1%
Education Management Corp. 5.56%, 6/01/13(b)	3,067	2,668,211

Services–0.4%
Chrysler Financial Services Americas LLC 6.82%, 8/03/12(b)	3,044	2,062,053
Client Logic Corp. 5.29%-6.50%, 1/30/14(b)	4,781	3,298,870
Koosharem Corp. 5.79%, 6/30/14(b)	1,975	1,092,721
N.E.W. Holdings LLC 5.29%-5.31%, 5/22/14(b)	1,964	1,711,056
PGT Industries, Inc. 7.75%, 2/14/12(b)	1,408	1,253,229
Sabre, Inc. 4.79%-5.70%, 9/30/14(b)	4,859	3,297,198
Tandus Corp. 5.31%, 5/08/14(b)	1,935	1,393,106
West Corp. 5.17%-6.08%, 10/24/13(b)	5,148	3,861,326

		17,969,559

Technology–0.2%
Dealer Computer Services, Inc. 9.20%, 10/26/13(b)	3,500	3,097,500
Freescale Semiconductor, Inc. 4.23%, 11/29/13(b)	1,975	1,603,855
IPC Systems, Inc. 6.01%, 6/02/14(b)	990	697,932
9.01%, 6/01/15(b)	2,000	1,095,000
Marvel Technology Group Ltd. 6.20%, 11/09/09(b)	1,198	1,189,449
Sungard Data Systems, Inc. 4.55%, 2/28/14(b)	2,192	1,903,190

		9,586,926

Transportation–Airlines–0.0%
Delta Airlines 6.95%, 4/30/14(b)	1,058	737,327

		188,986,717

8	Sanford C. Bernstein Fund, Inc.—2008 Annual Report

Principal Amount (000)		U.S. $ Value

Financial Institutions–0.5%
Banking–0.1%
North Las Vegas 7.70%, 5/09/11(b)	$2,018	$1,412,398
11.95%, 5/09/12(b)	1,000	200,000

		1,612,398

Brokerage–0.0%
Ameritrade Holdings Corp. 5.20%, 12/31/12(b)	1,000	913,410

Finance–0.3%
First Data Corp. 5.93%-6.51%, 9/24/14(b)	7,663	6,581,371
Gartmore Investment Management 4.54%, 5/12/14(b)	1,833	1,439,120
Invenergy 6.77%, 4/10/13(b)	3,465	3,291,750
LPL Holdings 5.51%, 6/28/13(b)	1,975	1,816,942
Natural Products 5.04%-6.01%, 3/08/14(b)	938	562,686
Peach Holding, Inc. 6.93%-8.02%, 11/21/13(b)	950	783,750

		14,475,619

Other Finance–0.0%
Grosvenor Capital Management 4.50%-4.88%, 12/05/13(b)	937	833,800

REITs–0.1%
Capital Automative REIT 4.24%, 12/16/10(b)	861	748,204
Crescent Resources 6.92%, 9/07/12(b)	5,900	3,200,750
Landsource Communities 8.50%, 6/01/09(b)(f)	2,252	1,261,218

		5,210,172

		23,045,399

Utility–0.3%
Electric–0.3%
Calpine Corp. 6.65%, 3/31/14(b)	1,895	1,616,986
FirstLight Power Resources, Inc. 2.65%, 11/01/13(b)	29	27,048
5.75%, 11/01/13(b)	798	755,777
7.11%, 5/01/14(f)	3,800	3,572,000
Northeast Biofuels LLC 6.09%-1.50%, 6/28/13(b)(f)	2,868	1,433,846
Texas Competitive Electronics 5.98%-7.26%, 10/10/14(b)	2,475	2,087,044
TXU Corp. 5.98%-7.26%, 10/10/14(b)	4,173	3,509,016

		13,001,717

Principal Amount (000)		U.S. $ Value

Other Utility–0.0%
GBGH LLC 2.0%-9.5%, 8/07/13(b)(f)	$3,000	$2,909,623

		15,911,340

Total Bank Loans (cost $279,838,940)		227,943,456

AGENCIES–4.4%
Agency Debentures–4.4%
Federal Home Loan Mortgage Corp. 5.125%, 11/17/17	187,345	193,060,709
Federal National Mortgage Association 6.25%, 5/15/29	19,615	22,487,950

Total Agencies (cost $220,135,630)		215,548,659

ASSET-BACKED SECURITIES–2.1%
Home Equity Loans–Floating Rate–1.2%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 3.597%, 12/25/32(d)	3,537	3,191,954
Bear Stearns Asset Backed Securities, Inc. Series 2007-HE3, Class M1 3.657%, 4/25/37(d)	10,375	1,417,225
GE-WMC Mortgage Securities LLC Series 2005-2, Class A2B 3.377%, 12/25/35(d)	3,418	3,283,264
HFC Home Equity Loan Asset Backed Certificates Series 2005-3, Class A1 3.448%, 1/20/35(d)	4,366	3,519,747
Home Equity Loan Trust Series 2007-FRE1, Class 2AV2 3.367%, 4/25/37(d)	15,685	10,940,288
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-1, Class A2A 3.327%, 4/25/37(d)	11,625	11,037,673
Morgan Stanley Mortgage Loan Trust FRN Series 2006-17XS, Class A1 3.327%, 10/25/46(d)	9,004	8,429,690
Morgan Stanley Structured Trust Series 2007-1, Class A2 3.397%, 6/25/37(d)	9,105	6,406,223
Option One Mortgage Loan Trust Series 2006-3, Class M1 3.437%, 2/25/37(d)	6,080	792,224
Residential Asset Mortgage Products, Inc. Series 2005-RS3, Class AIA2 3.377%, 3/25/35(d)	1,154	998,361

Schedule of Investments—Intermediate Duration Portfolio	9

Principal Amount (000)		U.S. $ Value

Series 2005-RZ1, Class A2 3.407%, 4/25/35(d)	$2,546	$2,129,226
Residential Asset Securities Corp. Series 2003-KS3, Class A2 3.807%, 5/25/33(d)	317	252,710
Soundview Home Equity Loan Trust FRN Series 2007-OPT3, Class 2A2 3.337%, 8/25/37(d)	9,200	6,559,315

		58,957,900

Credit Cards–Floating Rate–0.6%
MBNA Credit Card Master Note Trust Series 2001-A5, Class A5 2.698%, 3/15/11(d)	30,140	30,140,208

Home Equity Loans–Fixed Rate–0.1%
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33	3,174	2,265,997
Credit-Based Asset Servicing & Securitization LLC. Series 2005-CB7, Class AF2 5.147%, 11/25/35	1,461	1,398,315
Home Equity Mortgage Trust Series 2005-4, Class A3 4.742%, 1/25/36	1,367	1,312,227
Residential Funding Mortgage Securities II, Inc. Series 2005-HI2, Class A3 4.46%, 5/25/35	1,227	1,219,639

		6,196,178

Other ABS–Floating Rate–0.1%
Neapolitan Segregated Portfolio Series 2007-1A, Class I 4.704%, 3/30/46(d)(h)	6,005	255,213
Petra CRE CDO Ltd. Series 2007-1A, Class C 4.307%, 2/25/47(a)(d)	7,100	3,376,937
SLM Student Loan Trust Series 2003-C, Class A1 2.919%, 9/15/16(d)	2,591	2,464,417

		6,096,567

Other ABS–Fixed Rate–0.1%
DB Master Finance, LLC Series 2006-1, Class A2 5.779%, 6/20/31(a)	3,700	3,170,752

Total Asset-Backed Securities (cost $142,954,582)		104,561,605

CORPORATES–NON-INVESTMENT GRADES–2.1%
Industrial–1.6%
Basic–0.2%
Ineos Group Holdings PLC 8.50%, 2/15/16(a)	3,550	1,917,000

Principal Amount (000)		U.S. $ Value

Steel Capital SA for OAO Severstal 9.75%, 7/29/13(a)	$5,025	$4,120,500
Westvaco Corp. 8.20%, 1/15/30	1,700	1,595,629

		7,633,129

Capital Goods–0.1%
Owens Corning, Inc. 6.50%, 12/01/16	8,371	7,407,607

Communications–Media–0.3%
Cablevision Systems Corp. Series B 8.00%, 4/15/12	3,675	3,454,500
Clear Channel Communications, Inc. 5.50%, 9/15/14	8,805	2,729,550
DirecTV Holdings LLC 6.375%, 6/15/15	3,525	3,102,000
Echostar DBS Corp. 6.625%, 10/01/14	1,415	1,135,537
7.125%, 2/01/16	3,675	2,949,188

		13,370,775

Communications–Telecommunications–0.7%
Qwest Communications International, Inc. 7.50%, 2/15/14	2,175	1,881,375
Series B 7.50%, 2/15/14	1,115	964,475
Sprint Capital Corp. 7.625%, 1/30/11	12,750	11,602,500
8.375%, 3/15/12	20,520	18,468,000

		32,916,350

Consumer Cyclical–Automotive–0.0%
General Motors Corp. 8.25%, 7/15/23	5,425	2,129,312

Consumer Cyclical–Other–0.2%
Centex Corp. 5.45%, 8/15/12	5,819	4,829,770
Harrah’s Operating Co., Inc. 5.625%, 6/01/15	2,445	666,262
5.75%, 10/01/17	959	249,340
6.50%, 6/01/16	2,870	789,250
MGM Mirage 8.375%, 2/01/11	3,245	2,652,788

		9,187,410

Transportation–Airlines–0.1%
United Air Lines, Inc. 6.636%, 7/02/22	5,352	3,532,290

Transportation–Services–0.0%
Hertz Corp. 8.875%, 1/01/14	3,040	2,622,000

		78,798,873

10	Sanford C. Bernstein Fund, Inc.—2008 Annual Report

Principal Amount (000)		U.S. $ Value

Utility–0.3%
Electric–0.3%
Dynegy Holdings, Inc. 8.375%, 5/01/16	$5,370	$4,671,900
Edison Mission Energy 7.00%, 5/15/17	3,955	3,559,500
NRG Energy, Inc. 7.25%, 2/01/14	5,035	4,669,963
7.375%, 2/01/16	2,985	2,686,500

		15,587,863

Financial Institutions–0.2%
Brokerage–0.1%
Lehman Brothers Holdings, Inc. 6.20%, 9/26/14(i)	5,118	639,750
7.875%, 11/01/09	10,672	1,334,000
Series MTNG 4.80%, 3/13/14(i)	3,322	415,250

		2,389,000

Insurance–0.1%
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)	6,060	3,660,167

REITs–0.0%
Icahn Enterprises LP / Icahn Enterprises Finance Corp. 7.125%, 2/15/13	2,710	2,073,150

		8,122,317

Total Corporates–Non-Investment Grades (cost $149,667,057)		102,509,053

INFLATION-LINKED SECURITIES–2.1%
U.S. Treasury Notes 3.00%, 7/15/12 (TIPS) (cost $105,969,632)	96,661	100,610,481

GOVERNMENTS–TREASURIES–2.0%
Treasuries–2.0%
U.S. Treasury Notes 2.125%, 1/31/10(j)(k)	71,880	72,076,520
3.625%, 10/31/09	19,000	19,354,768
4.25%, 11/15/17	7,270	7,534,672

Total Governments–Treasuries (cost $98,700,562)		98,965,960

CMOs–1.6%
Non-Agency ARMs–1.1%
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 5.336%, 2/25/36(b)	9,556	6,000,456

Principal Amount (000)		U.S. $ Value

Series 2006-3, Class 22A1 6.131%, 5/25/36	$6,080	$3,665,837
Series 2007-1, Class 21A1 5.718%, 1/25/47	27,177	16,794,113
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.118%, 5/25/35(b)	16,660	14,067,045
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 6.191%, 5/25/36(b)	7,944	4,555,263
Residential Funding Mortgage Securities, Inc. Series 2005-SA3, Class 3A 5.238%, 8/25/35(b)	10,092	8,154,373

		53,237,087

Non-Agency Floating Rate–0.3%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 3.855%, 12/25/35(d)	5,887	3,590,989
JP Morgan Alternative Loan Trust Series 2006-S1, Class 3A1 3.317%, 3/25/36(d)	1,264	1,229,285
Merrill Lynch Mortgage Investors, Inc. Series 2005-A9, Class 2A1A 5.141%, 12/25/35(d)	9,880	9,230,745
Structured Asset Mortgage Investment, Inc. Series 2004-AR5, Class 1A1 3.36%, 10/19/34(d)	4,608	2,871,213

		16,922,232

Non-Agency Fixed Rate–0.2%
Deutsche Mortgage Securities, Inc. Series 2005-WF1, Class 1A1 5.094%, 6/26/35(a)	8,231	7,933,649

Agency Floating Rate–0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 2.833%, 5/28/35(d)	1,605	1,412,937

Total CMOs (cost $108,575,208)		79,505,905

GOVERNMENTS–SOVEREIGN BONDS–0.6%
Brazil–0.1%
Republic of Brazil 8.25%, 1/20/34	6,055	6,857,287

Russia–0.5%
Russian Federation 7.50%, 3/31/30(a)(c)	21,834	22,352,967

Total Governments–Sovereign Bonds (cost $30,751,742)		29,210,254

Schedule of Investments—Intermediate Duration Portfolio	11

Principal Amount (000)		U.S. $ Value

QUASI-SOVEREIGNS–0.6%
Quasi-Sovereign Bonds–0.6%
Russia–0.6%
RSHB Capital SA for OJSC Russian Agricultural Bank 6.299%, 5/15/17(a)	$13,875	$9,747,187
7.75%, 5/29/18(a)	24,180	18,357,456

Total Quasi-Sovereigns (cost $37,193,952)		28,104,643

	Shares
PREFERRED STOCKS–0.0%
Non Corporate Sectors–0.0%
Agencies–Government Sponsored–0.0%
Federal Home Loan Mortgage Corp. Series Z 8.375%(b)	185,725	302,732
Federal National Mortgage Association 8.25%(b)	280,300	611,054

Total Preferred Stocks (cost $11,650,625)		913,786

Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS–3.7%
Agency Discount Notes–2.8%
Fannie Mae Discount Notes Zero Coupon, 11/03/08	$64,000	$63,858,027
Federal Farm Credit Discount Notes Zero Coupon, 11/12/08	75,000	74,803,125

		138,661,152

Time Deposit–0.9%
State Street Time Deposit 1.25%, 10/01/08	42,000	42,000,000

Total Short-Term Investments (cost $180,661,152)		180,661,152

Total Investments—100.4% (cost $5,317,809,250)		4,904,850,019

Other assets less liabilities—(0.4)%		(18,323,481)

Net Assets—100.0%		$4,886,526,538

INTEREST RATE SWAP TRANSACTIONS (see Note 1.M)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Citigroup	$498,000	9/17/10	3 Month LIBOR	2.780%	$(6,680,220)
Citigroup	120,055	9/17/17	3 Month LIBOR	4.110%	(3,127,979)
Morgan Stanley	108,000	9/17/10	3 Month LIBOR	3.550%	(2,273,363)

FINANCIAL FUTURES CONTRACTS (see Note 1.D)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2008	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. Treasury Bond Futures	1,262	December 2008	$147,862,542	$147,870,906	$8,364
U.S. Treasury Note 10 Yr Futures	1,406	December 2008	161,935,734	161,162,750	(772,984)
Sold Contracts
U.S. Treasury Note 5 Yr Futures	939	December 2008	104,946,144	105,388,078	(441,934)

					$(1,206,554)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2008, the aggregate market value of these securities amounted to $165,312,013 or 3.4% of net assets.

(b)	Variable rate coupon, rate shown as of September 30, 2008.
(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2008.
(d)	Floating Rate Security. Stated interest rate was in effect at September 30, 2008.

12	Sanford C. Bernstein Fund, Inc.—2008 Annual Report

(e)	This position represents unfunded or partially unfunded loan commitments. Investments in unfunded loan commitments obligate the Fund to fund these commitments at the borrower’s discretion. At period end, the market value and unrealized gain/(loss) of these unfunded loan commitments amounted to $1,118,455 and $(42,900), respectively. The coupon rate will be determined at the time of funding and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.
(f)	Pay-In-Kind Payments (PIK).
(g)	This position or a portion of this position represents an unsettled loan purchase. At September 30, 2008, the market value of these unsettled loan purchases amounted to $3,281,449. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.
(h)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.01% of net assets as of September 30, 2008, is considered illiquid and restricted and valued at fair value (see Note A).

Restricted Securities	Acquisition Date	Acquisition Cost	Market Value	Percentage of Net Assets
Neapolitan Segregated Portfolio Series 2007-1A, Class I 4.704%, 3/30/46	5/4/07	$6,005,000	$255,213	0.01%

(i)	Security is in default and is non-income producing.
(j)	Position, or a portion thereof, has been segregated to collateralize interest rate swaps.
(k)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of this security amounted to $6,016,404.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of September 30, 2008, the fund’s total exposure to subprime investments was 2.20%. These investments are valued in accordance with the fund’s Valuation Policies (see Note 1.A for additional details).

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CMBS—Commercial Mortgage-Backed Securities

CMOs—Collateralized Mortgage Obligations

LIBOR—London Interbank Offered Rates

OJSC—Open Joint Stock Company

REITs—Real Estate Investment Trusts

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Plus Portfolio

September 30, 2008

Principal Amount (000)		U.S. $ Value

AGENCIES–34.2%
Agency Debentures–34.2%
Federal Home Loan Bank 2.75%, 6/18/10	$10,000	$9,908,050
3.625%, 12/17/10	12,000	12,055,668
4.375%, 10/22/10	12,000	12,221,460
5.00%, 2/20/09	12,000	12,087,576
Federal Home Loan Mortgage Corp. 2.875%, 4/30/10	10,000	9,936,470
4.125%, 9/27/13	3,380	3,406,371
4.875%, 2/17/09	12,000	12,071,004
5.25%, 5/21/09	15,000	15,173,880
Series 1 2.375%, 5/28/10	10,000	9,874,000
Federal National Mortgage Association 2.375%, 5/20/10	10,000	9,876,980
3.25%, 2/10/10	12,000	12,013,224
3.375%, 5/19/11	12,000	12,024,624
6.375%, 6/15/09	2,680	2,738,635
7.125%, 6/15/10	12,000	12,787,080

Total Agencies (cost $146,592,612)		146,175,022

MORTGAGE PASS-THRU’S–16.6%
Agency Fixed Rate 30-Year–12.5%
Federal Gold Loan Mortgage Corp. Series 2007 6.50%, 12/01/33	4,242	4,387,981
Federal Home Loan Mortgage Corp. Series 2006 5.857%, 12/01/36	1,208	1,223,213
Series 2007 7.00%, 2/01/37	5,174	5,413,154
Series 2008 6.00%, 8/01/38	14,986	15,185,029
Federal National Mortgage Association Series 2008 6.00%, 8/01/38	14,958	15,165,189
6.50%, 12/01/28–10/01/35	11,174	11,572,226
Government National Mortgage Association Series 2002 7.50%, 3/15/32	405	436,153

		53,382,945

Agency ARMs–3.5%
Federal Home Loan Mortgage Corp. Series 2006 6.162%, 12/01/36(a)	1,836	1,862,512

Schedule of Investments–Short Duration Plus Portfolio	13

Principal Amount (000)		U.S. $ Value

Series 2007 5.918%, 11/01/36(a)	$3,346	$3,389,809
6.086%, 1/01/37(a)	2,669	2,709,519
Federal National Mortgage Association Series 2006 4.592%, 1/01/36(a)	3,327	3,399,915
Series 2007 5.781%, 8/01/37(a)	3,456	3,555,904

		14,917,659

Agency Fixed Rate 15-Year–0.6%
Federal National Mortgage Association Series 2000 7.50%, 3/01/15	203	213,612
Series 2001 6.00%, 11/01/16–12/01/16	1,155	1,182,591
Series 2002 6.00%, 2/01/17	1,049	1,074,169
8.00%, 8/01/16	366	388,101

		2,858,473

Total Mortgage Pass-Thru’s (cost $70,831,784)		71,159,077

CORPORATES–INVESTMENT GRADES–16.4%
Financial Institutions–10.2%
Banking–4.9%
Bank of America Corp. 3.375%, 2/17/09	880	862,611
BB&T Corp. 6.50%, 8/01/11	890	868,083
Citigroup, Inc. 3.625%, 2/09/09	1,945	1,904,138
Comerica, Inc. 4.80%, 5/01/15	700	561,957
Credit Suisse USA, Inc. 4.70%, 6/01/09	1,945	1,923,401
Fifth Third Bancorp 6.25%, 5/01/13	1,970	1,674,291
Marshall & Ilsley Corp. 4.375%, 8/01/09	1,507	1,450,581
Morgan JP & Co., Inc. 6.25%, 1/15/09	1,795	1,789,480
National City Bank of Ohio 6.25%, 3/15/11	1,895	1,099,206
NB Capital Trust IV 8.25%, 4/15/27	985	948,087
Royal Bank of Scotland Group PLC 6.40%, 4/01/09	711	714,795
Union Planters Corp. 7.75%, 3/01/11	1,134	1,058,006
UnionBanCal Corp. 5.25%, 12/16/13	1,530	1,452,983
US Bancorp 5.30%, 4/28/09	1,920	1,918,324

Principal Amount (000)		U.S. $ Value

Wachovia Corp. 5.625%, 12/15/08	$837	$820,269
Wells Fargo & Co. 3.125%, 4/01/09	1,969	1,949,391

		20,995,603

Brokerage–0.8%
Merrill Lynch & Co., Inc. Series MTNC 4.125%, 1/15/09	1,985	1,951,190
Morgan Stanley 5.05%, 1/21/11	1,945	1,400,526

		3,351,716

Finance–2.5%
American Express Co. 4.75%, 6/17/09	873	849,607
American General Finance Corp. 4.625%, 5/15/09	1,540	1,094,318
Capital One Bank 5.00%, 6/15/09	1,220	1,165,450
CIT Group, Inc. 3.375%, 4/01/09	2,015	1,901,459
General Electric Capital Corp. 3.125%, 4/01/09	1,975	1,943,708
Household Finance Corp. 4.125%, 12/15/08	1,960	1,939,083
International Lease Finance Corp. 4.75%, 7/01/09	1,980	1,633,322

		10,526,947

Insurance–0.9%
Allstate Life Global Funding Trust Series 04-1 4.50%, 5/29/09	852	843,471
Genworth Financial, Inc. 5.231%, 5/16/09	651	552,933
UnitedHealth Group, Inc. 4.125%, 8/15/09	713	706,490
WellPoint, Inc. 4.25%, 12/15/09	1,900	1,862,591

		3,965,485

Other Finance–0.2%
ORIX Corp. 5.48%, 11/22/11	920	845,360

REITs–0.9%
Simon Property Group LP 3.75%, 1/30/09	1,955	1,931,251
5.00%, 3/01/12	1,940	1,843,983

		3,775,234

		43,460,345

14	Sanford C. Bernstein Fund, Inc.—2008 Annual Report

Principal Amount (000)		U.S. $ Value

Industrial–5.3%
Basic–0.0%
United States Steel Corp. 5.65%, 6/01/13	$135	$120,760

Capital Goods–0.4%
Caterpillar Financial Services 4.50%, 6/15/09	1,020	1,014,080
Illinois Tool Works, Inc. 5.75%, 3/01/09	773	777,775

		1,791,855

Communications–Media–0.4%
British Sky Broadcasting Group PLC 6.875%, 2/23/09	1,860	1,859,572

Communications–Telecommunications–1.4%
AT&T, Inc. 4.125%, 9/15/09	1,955	1,939,560
Qwest Corp. 8.875%, 3/15/12	1,155	1,131,900
Verizon New England, Inc. 6.50%, 9/15/11	960	951,715
Vodafone Group PLC 7.75%, 2/15/10	1,800	1,855,224

		5,878,399

Consumer Cyclical–Automotive–0.4%
Daimler Finance North America LLC 7.20%, 9/01/09	1,730	1,748,473

Consumer Cyclical–Other–0.2%
Starwood Hotels & Resorts Worldwide, Inc. 6.25%, 2/15/13	950	895,403

Consumer Non-Cyclical–0.7%
Abbott Laboratories 3.50%, 2/17/09	953	950,931
Baxter FinCo BV 4.75%, 10/15/10	1,690	1,722,972
Kraft Foods, Inc. 4.125%, 11/12/09	481	477,440

		3,151,343

Energy–0.7%
ConocoPhillips 6.375%, 3/30/09	831	837,232
Vastar Resources, Inc. 6.50%, 4/01/09	1,875	1,891,933

		2,729,165

Technology–0.4%
International Business Machines Corp. 5.375%, 2/01/09	840	843,253
Motorola, Inc. 8.00%, 11/01/11	970	975,752

		1,819,005

Principal Amount (000)		U.S. $ Value

Transportation–Railroads–0.2%
Norfolk Southern Corp. 6.20%, 4/15/09	$805	$809,439

Transportation–Services–0.5%
FedEx Corp. 3.50%, 4/01/09	1,970	1,954,977

		22,758,391

Utility–0.9%
Electric–0.9%
Pacific Gas & Electric Co. 3.60%, 3/01/09	1,950	1,934,302
PPL Electric Utilities Corp. 6.25%, 8/15/09	1,870	1,897,639

		3,831,941

Total Corporates–Investment Grades (cost $73,911,519)		70,050,677

COMMERCIAL MORTGAGE-BACKED SECURITIES–8.6%
Non-Agency Fixed Rate CMBS–6.3%
Bear Stearns Commercial Mortgage Securities, Inc. Series 2002-TOP6, Class A2 6.46%, 10/15/36	4,331	4,319,301
GE Capital Commercial Mortgage Corp. Series 2005-C3, Class A3FX 4.863%, 7/10/45	2,550	2,496,025
Greenwich Capital Commercial Funding Corp. Series 2005-GG3, Class A2 4.305%, 8/10/42	3,300	3,234,429
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class A2 4.302%, 1/15/38	2,030	1,930,940
Series 2005-LDP5, Class A2 5.198%, 12/15/44	2,800	2,733,741
Series 2007-LD11, Class C 6.007%, 6/15/49	2,570	1,539,138
LB-UBS Commercial Mortgage Trust Series 2003-C5, Class A3 4.254%, 7/15/27	3,535	3,402,544
Series 2004-C7, Class A2 3.992%, 10/15/29	5,385	5,273,730
Nomura Asset Securities Corp. Series 1998-D6, Class A1B 6.59%, 3/15/30	267	267,144
Wachovia Bank Commercial Mortgage Trust Series 2007-C32, Class C 5.929%, 6/15/49	2,500	1,485,480

		26,682,472

Schedule of Investments–Short Duration Plus Portfolio	15

Principal Amount (000)		U.S. $ Value

Non-Agency Floating Rate CMBS–2.3%
Commercial Mortgage Pass-Through Certificates Series 2007-FL14, Class C 2.788%, 6/15/22(a)(b)	$1,389	$1,183,753
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 2.958%, 10/15/21(a)(b)	2,000	1,680,907
Series 2007-TFLA, Class A2 2.608%, 2/15/22(a)(b)	3,000	2,678,337
Morgan Stanley Capital Series 2005-XLF, Class G 2.858%, 8/15/19(a)(b)	2,645	2,561,383
Wachovia Bank Commercial Mortgage Trust Series 2006-WL7A, Class H 2.888%, 9/15/21(a)(b)	1,300	1,071,366
Series 2007-WHL8, Class E 2.888%, 6/15/20(a)(b)	1,000	798,824

		9,974,570

Total Commercial Mortgage-Backed Securities (cost $40,383,620)		36,657,042

ASSET-BACKED SECURITIES–7.2%
Home Equity Loans–Fixed Rate–2.9%
American General Mortgage Loan Trust Series 2003-1, Class A3 4.03%, 4/25/33	1,370	1,093,576
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33	1,256	896,371
Series 2004-1, Class AF2 2.645%, 4/25/34	300	268,114
Countrywide Asset-Backed Certificates Series 2007-S1, Class A3 5.81%, 11/25/36	1,354	619,373
Credit-Based Asset Servicing & Securitization LLC. Series 2005-CB4, Class AF2 4.751%, 8/25/35	2,566	2,223,357
Credit-Based Asset Servicing and Securities Trust Series 2003-CB3, Class AF1 2.879%, 12/25/32	933	552,295
Series 2005-RP2, Class AF2 5.75%, 9/25/35(b)	1,200	1,118,872
Series 2007-CB4, Class A2A 5.844%, 4/25/37	815	772,781
Flagstar Home Equity Loan Trust Series 2007-1A, Class AF2 5.765%, 1/25/35(b)	2,100	1,676,461
Home Equity Mortgage Trust Series 2006-5, Class A1 5.50%, 1/25/37	1,159	365,208

Principal Amount (000)		U.S. $ Value

Household Home Equity Loan Trust Series 2007-1, Class A2F 5.60%, 3/20/36	$2,610	$2,299,890
Nationstar NIM Trust Series 2007-A, Class A 9.97%, 3/25/37(b)	14	1,104
Structured Asset Securities Corp. Series 2007-RM1, Class AI0 5.00%, 5/25/47(b)(c)	3,710	705,699

		12,593,101

Autos–Floating Rate–1.7%
Capital Auto Receivables Asset Trust Series 2007-SN2, Class A2 3.268%, 1/15/10(a)(b)	2,790	2,767,331
Ford Credit Auto Owner Trust Series 2007-B, Class A3B 2.828%, 11/15/11(a)	2,000	1,919,688
GE Dealer Floorplan Master Note Trust Series 2006-2, Class A 3.258%, 4/20/13(a)	3,000	2,816,705

		7,503,724

Home Equity Loans–Floating Rate–1.6%
ACE Securities Corp. Series 2003-OP1, Class A2 3.567%, 12/25/33(a)	213	174,148
BNC Mortgage Loan Trust Series 2007-2, Class M5 4.107%, 5/25/37(a)	420	43,743
Countrywide Asset-Backed Certificates Series 2003-BC1, Class A1 3.607%, 3/25/33(a)	212	173,981
Home Equity Mortgage Trust Series 2005-3, Class M1 3.747%, 11/25/35(a)	1,670	1,565,962
Household Home Equity Loan Trust Series 2006-1, Class M1 3.468%, 1/20/36(a)	838	640,442
Irwin Home Equity Series 2005-C, Class 2A1 3.457%, 4/25/30(a)	119	117,479
Lehman ABS Mortgage Loan Trust Series 2007-1, Class 2A2 3.407%, 6/25/37(a)(b)	1,200	751,500
Lehman XS Trust Series 2005-5N, Class M2 3.857%, 11/25/35(a)(d)	575	44,231
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-5, Class 2A1 3.907%, 10/25/37(a)	1,257	1,188,793
Newcastle Mortgage Securities Trust Series 2006-1, Class A2 3.327%, 3/25/36(a)	1,077	1,046,732
Novastar Home Loan Equity Series 2007-2, Class M1 3.507%, 9/25/37(a)	1,650	224,070

16	Sanford C. Bernstein Fund, Inc.—2008 Annual Report

Principal Amount (000)		U.S. $ Value

Security National Mortgage Loan Trust Series 2007-1A, Class 1A1 5.91%, 4/25/37(b)	$663	$646,473
Wells Fargo Home Equity Trust Series 2006-1, Class A2 3.297%, 5/25/36(a)	144	142,818

		6,760,372

Credit Cards–Floating Rate–0.9%
BA Credit Card Trust Series 2006-A10, Class A10 2.468%, 2/15/12(a)	3,745	3,690,865

Other ABS–Floating Rate–0.1%
Petra CRE CDO Ltd. Series 2007-1A, Class C 4.307%, 2/25/47(a)(b)	635	302,022

Total Asset-Backed Securities (cost $38,571,724)		30,850,084

GOVERNMENTS–TREASURIES–5.3%
Treasuries–5.3%
U.S. Treasury Notes 3.50%, 5/31/13	8,605	8,816,089
4.00%, 8/31/09	9,894	10,080,284
4.125%, 8/15/10	3,600	3,747,093

Total Governments–Treasuries (cost $22,565,679)		22,643,466

CMOs–4.9%
Non-Agency Floating Rate–2.1%
American Home Mortgage Investment Trust Series 2005-2, Class 2A1 4.777%, 9/25/45(a)	634	417,079
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 3.855%, 12/25/35(a)	628	383,092
Series 2006-OA14, Class 3A1 3.705%, 11/25/46(a)	988	523,430
Countrywide Home Loan Mortgage Pass Through Trust Series 2004-25, Class 1A6 3.687%, 2/25/35(a)	1,978	740,026
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2005-AR1, Class 1A1 3.517%, 8/25/35(a)	719	476,907
Series 2007-OA4, Class 1A1A 3.397%, 8/25/47(a)	920	558,578
Lehman XS Trust Series 2006-3, Class M1 3.657%, 3/25/36(a)(d)	1,150	46,000
Series 2007-2N, Class M1 3.547%, 2/25/37(a)(d)	1,401	101,543

Principal Amount (000)		U.S. $ Value

Merrill Lynch Mortgage Investors, Inc. Series 2003-F, Class A1 3.527%, 10/25/28(a)	$1,423	$1,234,193
MLCC Mortgage Investors, Inc. Series 2004-A, Class A1 3.437%, 4/25/29(a)	1,187	1,038,675
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 2.80%, 2/25/42(a)(b)	1,374	1,315,579
Structured Adjustable Rate Mortgage Loan Trust Series 2005-5, Class A3 3.437%, 5/25/35(a)	159	97,943
Series 2005-9, Class 2A1 4.607%, 5/25/35(a)	493	245,970
Washington Mutual Mortgage Pass Through Series 2006-AR11, Class 1A 3.815%, 9/25/46(a)	1,039	570,889
Series 2006-AR11, Class 3A1A 3.775%, 9/25/46(a)	659	363,153
Series 2006-AR4, Class 1A1B 3.795%, 5/25/46(a)	711	284,376
Series 2007-OA1, Class A1A 3.555%, 2/25/47(a)	1,302	685,872

		9,083,305

Non-Agency Fixed Rate–1.6%
American Home Mortgage Investment Trust Series 2004-3, Class MF1 5.35%, 10/25/34(d)	1,690	1,098,189
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2006-AB2, Class A7 5.961%, 6/25/36	492	491,429
Deutsche Mortgage Securities, Inc. Series 2005-WF1, Class 1A1 5.094%, 6/26/35(b)	684	659,512
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36	969	865,334
Nomura Asset Acceptance Corp. Series 2006-WF1, Class A2 5.755%, 6/25/36	2,980	2,968,432
Structured Asset Securities Corp. Series 2006-RM1, Class AIO 5.00%, 8/25/46(b)(c)	3,521	600,443

		6,683,339

Non-Agency ARMs–0.9%
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 5.336%, 2/25/36(e)	1,964	1,233,438
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.118%, 5/25/35(e)	1,441	1,216,481

Schedule of Investments–Short Duration Plus Portfolio	17

Principal Amount (000)		U.S. $ Value

Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 6.191%, 5/25/36(e)	$821	$470,508
Residential Funding Mortgage Securities, Inc. Series 2005-SA3, Class 3A 5.238%, 8/25/35(e)	1,387	1,120,876

		4,041,303

Agency Floating Rate–0.2%
Freddie Mac Reference REMIC Series 2006-R008, Class FK 2.888%, 7/15/23(a)	846	818,021

Agency Fixed Rate–0.1%
Government National Mortgage Association Series 2006-51, Class IO 0.955%, 8/16/46(c)	11,381	555,036

Total CMOs (cost $31,383,449)		21,181,004

Principal Amount (000)		U.S. $ Value

INFLATION-LINKED SECURITIES–3.8%
U.S. Treasury Notes 3.00%, 7/15/12 (TIPS)	$8,073	$8,402,774
3.875%, 1/15/09 (TIPS)	7,992	7,970,568

Total Inflation-Linked Securities (cost $16,864,040)		16,373,342

SHORT-TERM INVESTMENTS–3.3%
Time Deposit–3.3%
State Street Time Deposit 1.25%, 10/01/08 (cost $14,000,000)	14,000	14,000,000

Total Investments—100.3% (cost $455,104,427)		429,089,714

Other assets less liabilities—(0.3)%		(1,254,773)

Net Assets—100.0%		$427,834,941

INTEREST RATE SWAP TRANSACTIONS (see Note 1.M)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
JP Morgan Chase	$8,600	7/01/10	3 Month LIBOR	3.563%	$29,078

FINANCIAL FUTURES CONTRACTS (see Note 1.D)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2008	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. Treasury Note 2 Yr Futures	423	December 2008	$90,102,133	$90,284,063	$181,930
Sold Contracts
U.S. Treasury Note 10 Yr Futures	163	December 2008	18,771,269	18,683,875	87,394

					$269,324

(a)	Floating Rate Security. Stated interest rate was in effect at September 30, 2008.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2008, the aggregate market value of these securities amounted to $20,519,566 or 4.8% of net assets.
(c)	IO—Interest Only
(d)	Illiquid security.
(e)	Variable rate coupon, rate shown as of September 30, 2008.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of September 30, 2008, the fund’s total exposure to subprime investments was 7.72%. These investments are valued in accordance with the fund’s Valuation Policies (see Note 1.A for additional details).

18	Sanford C. Bernstein Fund, Inc.—2008 Annual Report

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CMBS—Commercial Mortgage-Backed Security

CMOs—Collateralized Mortgage Obligations

LIBOR—London Interbank Offered Rates

REITs—Real Estate Investment Trusts

REMIC—Real Estate Mortgage Investment Conduit

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

U.S. Government Short Duration Portfolio

September 30, 2008

Principal Amount (000)		U.S. $ Value

AGENCIES–33.1%
Agency Debentures–33.1%
Federal Farm Credit Bank 4.50%, 10/17/12	$1,122	$1,145,113
Federal Home Loan Bank 3.00%, 4/15/09	4,000	3,995,612
4.25%, 11/20/09	4,000	4,045,068
4.625%, 11/21/08	1,700	1,703,536
4.75%, 4/24/09	6,145	6,197,601
5.00%, 2/20/09	3,300	3,324,084
5.375%, 8/19/11	6,825	7,126,105
Series 439 3.625%, 11/14/08	4,500	4,502,745
Federal Home Loan Mortgage Corp. 4.125%, 9/27/13	839	845,546
Federal National Mortgage Association 3.25%, 2/10/10	2,000	2,002,204
4.625%, 12/15/09	2,400	2,441,215
5.00%, 2/16/12	1,000	1,043,368

Total Agencies (cost $38,053,189)		38,372,197

GOVERNMENTS–TREASURIES–27.4%
Treasuries–27.4%
U.S. Treasury Bonds 3.50%, 2/15/18	1,485	1,456,228
5.00%, 8/15/11	1,150	1,241,461
U.S. Treasury Notes 2.125%, 1/31/10	6,000	6,016,404
3.50%, 8/15/09–5/31/13	8,760	8,894,800
4.00%, 8/31/09	1,373	1,398,851
4.125%, 8/15/10	8,025	8,352,893
4.50%, 5/15/10–11/15/15	4,230	4,480,214

Total Governments–Treasuries (cost $31,545,088)		31,840,851

MORTGAGE PASS-THRU’S–15.6%
Agency Fixed Rate 30-Year–13.0%
Federal Home Loan Mortgage Corp. Series 2006 5.857%, 12/01/36	316	320,115
Series 2007 6.00%, 8/01/37–9/01/37	935	947,614
7.00%, 2/01/37	1,054	1,102,255
Series 2008 6.00%, 8/01/38	5,295	5,365,207
Federal National Mortgage Association Series 2007 6.00%, 7/01/37	5,278	5,351,673

Schedule of Investments—U.S. Government Short Duration Portfolio	19

Principal Amount (000)		U.S. $ Value

Series 2008 6.50%, 12/01/28	$1,969	$2,039,614

		15,126,478

Agency ARMs–2.0%
Federal National Mortgage Association Series 2006 4.592%, 1/01/36(a)	891	910,299
Series 2007 5.781%, 8/01/37(a)	1,322	1,359,859

		2,270,158

Agency Fixed Rate 15-Year–0.6%
Federal National Mortgage Association Series 2000 7.50%, 3/01/15	72	76,290
Series 2001 6.00%, 11/01/16	492	503,733
Series 2002 8.00%, 8/01/16	139	146,973

		726,996

Total Mortgage Pass-Thru’s (cost $18,005,955)		18,123,632

ASSET-BACKED SECURITIES–5.6%
Credit Cards–Floating Rate–2.8%
Bank of America Credit Card Trust Series 2008-A3, Class A3 3.238%, 8/15/11(a)	1,235	1,229,442
Chase Issuance Trust Series 2006-A1, Class A 2.528%, 4/15/13(a)	1,060	1,012,131
Series 2008-A5, Class A5 3.388%, 5/16/11(a)	940	937,362

		3,178,935

Autos–Floating Rate–1.7%
Capital Auto Receivables Asset Trust Series 2007-SN2, Class A2 3.268%, 1/15/10(a)(b)	660	654,638
Ford Credit Auto Owner Trust Series 2008-B, Class A2 3.688%, 12/15/10(a)	680	669,752
World Omni Auto Receivables Trust Series 2008-A, Class A2 3.488%, 3/15/11(a)	665	653,570

		1,977,960

Autos–Fixed Rate–1.0%
Volkswagen Auto Loan Enhanced Trust Series 2008-1, Class A2 3.71%, 4/20/11	1,150	1,132,795

Home Equity Loans–Fixed Rate–0.1%
Countrywide Asset-Backed Certificates Series 2007-S1, Class A3 5.81%, 11/25/36	290	132,723

Principal Amount (000)		U.S. $ Value

Home Equity Loans–Floating Rate–0.0%
ACE Securities Corp. Series 2003-OP1, Class A2 3.567%, 12/25/33(a)	$32	$26,465

Total Asset-Backed Securities (cost $6,688,340)		6,448,878

COMMERCIAL MORTGAGE-BACKED SECURITIES–4.8%
Non-Agency Fixed Rate CMBS–4.8%
Banc of America Commercial Mortgage, Inc. Series 2006-6, Class A2 5.309%, 10/10/45	873	832,564
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4, Class A2B 5.205%, 12/11/49	873	811,593
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class A2 5.381%, 3/10/39	993	926,164
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LDPX, Class A2S 5.305%, 1/15/49	873	810,819
Wachovia Bank Commercial Mortgage Trust Series 2006-C26, Class A2 5.935%, 6/15/45	1,300	1,265,002
Series 2007-C32, Class A2 5.924%, 6/15/49	1,000	936,434

Total Commercial Mortgage-Backed Securities (cost $5,929,155)		5,582,576

INFLATION-LINKED SECURITIES–3.6%
U.S. Treasury Notes 3.00%, 7/15/12 (TIPS)	1,880	1,956,828
3.875%, 1/15/09 (TIPS)	2,233	2,226,677

Total Inflation-Linked Securities (cost $4,299,780)		4,183,505

CMOs–1.1%
Non-Agency Fixed Rate–0.5%
Deutsche Mortgage Securities, Inc. Series 2005-WF1, Class 1A1 5.094%, 6/26/35(b)	136	131,193
Structured Asset Securities Corp. Series 2003-23H, Class 1A1 5.50%, 7/25/33	570	470,855

		602,048

20	Sanford C. Bernstein Fund, Inc.—2008 Annual Report

Principal Amount (000)		U.S. $ Value

Non-Agency Floating Rate–0.3%
American Home Mortgage Investment Trust Series 2005-2, Class 2A1 4.777%, 9/25/45(a)	$111	$73,222
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2007-OA4, Class 1A1A 3.397%, 8/25/47(a)	193	117,301
MLCC Mortgage Investors, Inc. Series 2004-A, Class A1 3.437%, 4/25/29(a)	211	184,826

		375,349

Agency Floating Rate–0.3%
Federal Home Loan Mortgage Corp. Series 2006-72, Class A1 3.412%, 3/25/36(a)	330	297,910

Total CMOs (cost $1,563,904)		1,275,307

SHORT-TERM INVESTMENTS–8.9%
Time Deposit–7.4%
State Street Time Deposit 1.25%, 10/01/08	8,625	8,625,000

Agency Discount Notes–1.5%
Federal Home Loan Bank Discount Notes Zero Coupon, 10/24/08	1,700	1,697,393

Total Short-Term Investments (cost $10,322,393)		10,322,393

Total Investments—100.1% (cost $116,407,804)		116,149,339

Other assets less liabilities—(0.1)%		(82,807)

Net Assets—100.0%		$116,066,532

(a)	Floating Rate Security. Stated interest rate was in effect at September 30, 2008.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2008, the aggregate market value of these securities amounted to $785,831 or 0.7% of net assets.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of September 30, 2008, the fund’s total exposure to subprime investments was 0.30%. These investments are valued in accordance with the fund’s Valuation Policies (see Note 1.A for additional details).

Glossary:

ARMs—Adjustable Rate Mortgages

CMBS—Commercial Mortage-Backed Securities

CMOs—Collateralized Mortgage Obligations

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

Schedule of Investments—U.S. Government Short Duration Portfolio	21

SCB–TAX–1944–0908

Sanford C. Bernstein Fund, Inc.

September 30, 2008

Schedule of Investments To the Annual Report For the Municipal Bond Portfolios

Short Duration Diversified Municipal

Short Duration California Municipal

Short Duration New York Municipal

Diversified Municipal

California Municipal

New York Municipal

Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Sanford C. Bernstein Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities included in the accompanying Annual Report, including the schedules of investments contained herein, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Short Duration Diversified Municipal Portfolio, Short Duration California Municipal Portfolio, Short Duration New York Municipal Portfolio, Diversified Municipal Portfolio, California Municipal Portfolio, and New York Municipal Portfolio (six of the twelve portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, except for the financial highlights of the Intermediate Municipal Retail Classes of the Intermediate Municipal Portfolios, which are presented in a separate financial report, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 24, 2008

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Diversified Municipal Portfolio

September 30, 2008

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–100.4%
Long-Term Municipal Bonds–93.5%
Alabama–2.7%
Alabama Pub Sch & Coll Auth
FGIC
5.75%, 8/01/10	$8,435	$8,798,211

Arizona–1.9%
Arizona Hlth Fac Auth (Phoenix Children’s Hosp)
8.96%, 2/01/42(a)	955	863,635
Nogales
Series A
3.75%, 10/01/46(b)	1,000	1,002,130
Scottsdale IDA (Scottsdale Hlthcare)
FSA Series 2006
9.50%, 9/01/45(b)+	4,525	4,525,000

		6,390,765

California–3.3%
California Econ Rec
Series B
5.00%, 7/01/23(b)	9,300	9,674,232
California St Econ Rec
Series B
5.00%, 7/01/23(b)	1,000	1,045,540

		10,719,772

Colorado–1.4%
Colorado Hsg & Fin Auth
7.25%, 5/01/27	156	159,321
Denver Conv Ctr Proj
FSA Series A
5.00%, 9/01/10	2,890	3,009,097
Denver Hlth & Hosp Auth
Series A
5.00%, 12/01/08–12/01/10	1,485	1,484,590
Todd Creek Farms Metro Dist No. 1 (Wtr Rev & Impr)
4.75%, 12/01/09	100	99,216

		4,752,224

Connecticut–1.5%
Connecticut
Series 2008A
5.00%, 2/01/10	4,745	4,900,067

Delaware–0.1%
Bridgeville (Heritage Shores Spl Dev Dist)
Series B
5.125%, 7/01/35	642	517,587

Principal Amount (000)		U.S. $ Value

District of Columbia–0.1%
Dist of Columbia Hsg Fin Agy
GNMA/ FNMA/ FHLMC Series A
6.85%, 6/01/31	$250	$251,212

Florida–10.0%
Broward Cnty
Series B
5.00%, 1/01/10	1,000	1,028,910
Citizens Ppty Insurance Corp.
MBIA
5.00%, 3/01/10	600	611,022
Series A-1
5.00%, 6/01/11	5,400	5,484,294
Dupree Lakes CDD
5.00%, 11/01/10	75	71,188
Florida Brd of Ed
FGIC Series A
5.50%, 7/01/09	4,710	4,802,128
Florida Dept of Enviro Protection
AMBAC
5.00%, 7/01/09	930	946,870
Series B
5.00%, 7/01/10(c)	1,880	1,944,973
Gateway CDD (Sun City Ctr)
Series 03B
5.50%, 5/01/10	60	58,848
Hammock Bay CDD (Spl Assmt)
Series B
5.375%, 5/01/11	65	63,092
Harbor Bay CDD (Capital Impr Rev)
Series B
6.35%, 5/01/10	110	108,381
Heritage Isle at Viera CDD
Series 4B
5.00%, 11/01/09	100	98,265
Heritage Plantation CDD
Series B
5.10%, 11/01/13	150	133,441
Highlands Cnty Hlth Fac Auth (Adventist Hlth Sys/Sunbelt)
FSA Series 2005G
10.00%, 11/15/35(b)+	5,000	5,000,000
Live Oak CDD No. 2
Series B
5.00%, 11/01/09	285	274,994
Meadow Pointe III CDD
Series 4B
5.00%, 5/01/09	65	64,438
Meadow Pointe III CDD (Capital Impr Rev)
Series 2004-1
4.80%, 11/01/09	120	117,130

Schedule of Investments—Short Duration Diversified Municipal Portfolio	1

Principal Amount (000)		U.S. $ Value

Overoaks CDD (Capital Impr Rev)
Series 4B
5.125%, 5/01/09	$275	$271,161
Palm Beach Cnty Sch Brd
FGIC Series B
5.00%, 8/01/25(b)	8,000	8,138,640
Parker Road CDD
Series B
5.35%, 5/01/15	520	455,588
Parkway Ctr CDD (Spl Assmt Ref)
Series B
5.625%, 5/01/14	200	181,114
Paseo CDD (Capital Impr Rev)
Series B
4.875%, 5/01/10	970	930,084
Ridgewood Trails CDD
Series B
5.20%, 5/01/12	225	207,275
Riverwood Estates CDD
Series B
5.00%, 5/01/13(d)	540	377,168
Rolling Hills CDD
Series B
5.125%, 11/01/13	535	476,305
Sandy Creek CDD
Series B
5.50%, 5/01/15	795	702,573
Seven Oaks CDD II (Spl Assmt Rev)
Series B
5.00%, 5/01/09	230	226,750

		32,774,632

Georgia–4.5%
Burke Cnty Dev Auth (Oglethorpe Pwr)
AMBAC Series 2006C-1
4.625%, 1/01/37(b)	6,350	6,388,672
Georgia Road & Tollway Auth
Series 2008A
5.00%, 6/01/10	2,935	3,046,735
Georgia Smith Congress Ctr Auth (Domed Stadium Proj)
MBIA Series 2000
6.00%, 7/01/10	3,560	3,591,791
Georgia St HFA
4.875%, 12/01/15	95	94,250
Gwinnett Cnty Sch Dist
Series 2007
5.00%, 2/01/10	1,540	1,591,975

		14,713,423

Principal Amount (000)		U.S. $ Value

Guam–0.2%
Guam Govt Wtrwks Auth (Prerefunded) COP
5.18%, 7/01/15	$558	$577,503

Illinois–2.8%
Chicago
FGIC
6.00%, 1/01/28	4,045	4,313,669
Cortland Spl Svc Area No. 10
5.125%, 3/01/14	287	269,470
Illinois
FSA
5.00%, 9/01/10	4,235	4,407,915
Pingree Grove Village Special Tax (Cambridge Lakes Proj)
Series 5-1
5.25%, 3/01/15	171	163,476

		9,154,530

Indiana–0.8%
Indiana Bond Bank
Series A
5.00%, 10/15/08	1,245	1,245,635
Jasper Cnty (Northern Indiana Pub Svc Co.)
MBIA
4.15%, 8/01/10	1,325	1,313,698

		2,559,333

Kansas–0.8%
Kansas St Dept of Transp
5.75%, 9/01/18	2,500	2,577,275

Louisiana–0.7%
Isabella Lakes CDD
6.00%, 8/01/22	515	443,194
New Orleans
RADIAN Series A
5.00%, 12/01/09	1,390	1,417,119
Whispering Spring Dev Dist
5.20%, 10/01/21	670	561,614

		2,421,927

Massachusetts–6.7%
Massachusetts
AMBAC Series C
5.00%, 8/01/10	1,040	1,084,803
MBIA Series A
5.50%, 2/01/10	5,900	6,133,463
Series 2004C
5.25%, 1/01/17	6,400	6,712,832
Series A
5.50%, 1/01/11	2,315	2,446,330
Massachusetts HEFA
(Caregroup, Inc.)
Series 2008
5.00%, 7/01/10	1,950	1,982,097

2	Sanford C. Bernstein Fund, Inc.—2008 Annual Report

Principal Amount (000)		U.S. $ Value

Massachusetts Wtr Res Auth
FGIC Series 2000A
5.75%, 8/01/30	$3,500	$3,719,730

		22,079,255

Michigan–0.8%
Detroit
MBIA Series 2004
5.00%, 4/01/09	1,345	1,355,518
Detroit Swr Disp Rev
FSA
2.47%, 7/01/32(a)	1,545	1,218,171

		2,573,689

Missouri–3.8%
Bi-St Dev Agy of the Missouri-Illinois Metro Dist
3.95%, 10/01/35(b)	8,135	8,149,969
St Louis
MBIA Series 2001A
5.125%, 7/01/22	4,045	4,277,304

		12,427,273

Nevada–2.9%
Clark Cnty
MBIA Series 2000
5.50%, 7/01/25	2,830	2,969,462
Clark Cnty Arpt Dept of Aviation (Las Vegas-McCarran Intl Arpt)
MBIA Series 1998A
5.25%, 7/01/09	5,915	5,988,642
Henderson Loc Impr Dist No. T-16
4.75%, 3/01/13	85	62,459
Henderson Loc Impr Dist No. T-17
4.00%, 9/01/09	630	617,331

		9,637,894

New Jersey–6.8%
New Jersey COP
Series 2008
5.00%, 6/15/11	2,200	2,281,906
New Jersey Ed Fac Auth (Kean Univ)
FGIC Series 07
10.50%, 7/01/37(b)+	200	200,000
FGIC Series 2007E-2
10.00%, 7/01/37(b)+	6,055	6,055,000
New Jersey EDA (Cigarette Tax)
FGIC
5.00%, 6/15/09	2,345	2,363,807
New Jersey Hwy Auth
5.625%, 1/01/30	2,630	2,754,820
New Jersey Transit Corp
AMBAC Series B
5.50%, 9/15/10	7,155	7,452,576

Principal Amount (000)		U.S. $ Value

New Jersey Trpk Auth
MBIA Series A
5.50%, 1/01/30	$1,370	$1,419,649

		22,527,758

New York–8.9%
Erie Cnty Tobacco Asset Securitization Corp.
6.50%, 7/15/24	5,890	6,317,968
New York City
Series 2008J
5.00%, 8/01/11	1,670	1,740,006
Series C
5.00%, 8/01/11(c)	3,495	3,641,510
New York City TFA
Series A-1
5.00%, 11/01/10	1,115	1,166,223
Series B
5.25%, 2/01/29(b)	1,955	2,037,423
New York St Dorm Auth (City Univ)
5.75%, 7/01/09	1,920	1,963,219
New York St Hsg Fin Agy (Affordable Hsg)
Series B
4.05%, 11/01/10	4,000	3,984,920
Tobacco Settlement Fin Corp.
Series 2008
5.00%, 6/01/11	8,220	8,547,321

		29,398,590

North Carolina–3.9%
North Carolina Eastern Muni Pwr Agy
Series 1993B
6.125%, 1/01/09	4,000	4,012,080
North Carolina Infra Fin Corp.
5.00%, 10/01/10	5,090	5,308,768
North Carolina St GAB
5.00%, 3/01/10	3,325	3,435,257

		12,756,105

Ohio–0.4%
Ohio Hsg Fin Agy
GNMA
3.30%, 9/01/30	1,235	1,198,382

Oregon–0.5%
Oregon St Hsg & Comnty Svc Dept
3.20%, 7/01/33	1,610	1,575,514

Pennsylvania–8.7%
Allegheny Cnty Hosp Dev Auth (Univ of Pittsburgh Med Ctr)
Series 2008A
5.00%, 9/01/11	5,600	5,784,912

Schedule of Investments—Short Duration Diversified Municipal Portfolio	3

Principal Amount (000)		U.S. $ Value

Allegheny Cnty Hosp Dev Auth
(West Pennsylvania Hlth Sys)
Series A
5.00%, 11/15/10	$1,020	$991,093
Series B
9.25%, 11/15/22	430	495,283
Bucks Cnty IDA (Waste Mangement Inc. Proj)
3.90%, 12/01/22(b)	1,245	1,223,175
Pennsylvania
MBIA Series 2003
5.00%, 7/01/10	11,210	11,677,233
Philadelphia Auth for IDR (Leadership Learning Partners)
Series 05A
4.60%, 7/01/15	325	298,512
Philadelphia Parking Auth
Series 2008
5.00%, 9/01/10	3,140	3,226,256
Pittsburgh
Series 2008A
5.00%, 9/01/09	2,570	2,619,755
Series 2008A-1
5.00%, 9/01/10	2,170	2,228,395

		28,544,614

Puerto Rico–1.8%
Puerto Rico Hsg Fin Auth
Series 2008
5.00%, 12/01/10	5,775	5,955,931

South Carolina–0.8%
South Carolina Transp Infra Bank
AMBAC
5.50%, 10/01/11	2,455	2,555,802

Texas–10.6%
Austin Elec Util Sys
FSA
5.00%, 11/15/10	4,000	4,187,920
Dallas
5.00%, 2/15/11	3,340	3,502,324
Fort Worth
FSA Series A
5.00%, 2/15/10	7,465	7,700,745
North Texas Tollway Auth
Series 2008H-1
5.00%, 1/01/43(b)	4,650	4,683,991
San Antonio
Series 2000A
5.75%, 2/01/14	2,455	2,546,351
Texas
Series 2008C
5.25%, 8/01/10	3,710	3,828,460
Texas Muni Gas Acquisition Corp.
(Libor Index Rate)
2.289%, 9/15/10(a)	2,505	2,464,695
Texas St Transp Commission
5.00%, 4/01/10–4/01/11	4,310	4,500,534

Principal Amount (000)		U.S. $ Value

Titus Cnty Fresh Wtr Sup Dist
4.50%, 7/01/11	$1,470	$1,447,950
Willacy Cnty (Loc Govt Corp Proj)
6.00%, 3/01/09	180	182,144

		35,045,114

Virginia–1.9%
Broad Street CDA
7.125%, 6/01/15	370	379,087
Virginia St Pub Bldg Auth
5.00%, 8/01/10	4,100	4,277,366
Series C
5.00%, 8/01/10	1,520	1,585,755

		6,242,208

Washington–3.3%
Energy Northwest (Benneville Pwr Admin)
FGIC Series 2004
5.25%, 7/01/10	10,560	11,004,365

West Virginia–0.9%
West Virginia Sch Bldg Auth
FGIC Series A
5.00%, 7/01/09	2,880	2,926,224

Total Long-Term Municipal Bonds (cost $308,611,233)		307,557,179

Short-Term Municipal Notes–6.9%
Colorado–1.3%
Colorado Ed & Cultural Fac Auth
4.25%, 12/01/34(e)(f)	900	900,000
Colorado Ed & Cultural Fac Auth (Natl Jewish Fed Bd Prog)
4.25%, 9/01/37(f)	1,925	1,925,000
4.25%, 8/01/27(e)(f)	1,500	1,500,000

		4,325,000

Florida–2.7%
Jacksonville Econ Dev Commission (Methodist Refunding Proj)
5.50%, 10/01/15(f)	2,000	2,000,000
Orange Cnty IDA (Catholic Charities Ctr)
5.50%, 7/01/37(f)	4,000	4,000,000
Palm Beach Cnty (St Andrews Sch)
7.25%, 10/01/28(f)	3,000	3,000,000

		9,000,000

New Mexico–0.2%
Hurley PCR (Kennecott Santa Fe)
4.25%, 12/01/15(e)(f)	600	600,000

4	Sanford C. Bernstein Fund, Inc.—2008 Annual Report

Principal Amount (000)		U.S. $ Value

Ohio–0.3%
Allen Cnty (Catholic Healthcare Partners)
Series A
4.40%, 10/01/31(f)	$1,000	$1,000,000

Pennsylvania–0.4%
Delaware Cnty Auth (Elwyn Inc. Proj)
Series 05A
7.00%, 6/01/20(e)(f)	1,200	1,200,000

South Carolina–0.3%
Charleston Cnty
4.55%, 8/15/30(f)	1,000	1,000,000

Texas–0.5%
Gulf Coast Waste Disp Auth
3.90%, 10/01/17(e)(f)	1,600	1,600,000

Virginia–1.2%
Virginia Small Business Fin Auth
4.50%, 7/01/30(f)	4,000	4,000,000

Total Short-Term Municipal Notes (cost $22,725,000)		22,725,000

Total Investments—100.4% (cost $331,336,233)		330,282,179

Other assets less liabilities—(0.4)%		(1,414,779)

Net Assets—100.0%		$328,867,400

(a)	Floating Rate Security. Stated interest rate was in effect at September 30, 2008.
(b)	Variable rate coupon, rate shown as of September 30, 2008.
(c)	When-Issued or delayed delivery security.
(d)	Illiquid security.
(e)	Position, or a portion thereof, has been segregated to collateralize when issued and/or delayed delivery securities.
(f)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
+	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2008 and the aggregate market value of these securities amounted to $15,780,000 or 4.8% of net assets.

As of September 30, 2008, the Portfolio held 51.6% of net assets in insured bonds (of this amount 12.6% represents the Portfolio’s holding in pre-refunded bonds). 16.5% of the Portfolio’s insured bonds were insured by FGIC.

Glossary:

AMBAC—American Bond Assurance Corporation

CDA—Community Development Administration

CDD—Community Development District

COP—Certificate of Participation

EDA—Economic Development Agency

FGIC—Financial Guaranty Insurance Company

FHLMC—Federal Home Loan Mortgage Corporation

FNMA—Federal National Mortgage Association

FSA—Financial Security Assurance Inc.

GAB—Grant Anticipation Bond

GNMA—Government National Mortgage Association

HEFA—Health & Education Facility Authority

HFA—Housing Finance Authority

IDA—Industrial Development Authority/Agency

IDR—Industrial Development Revenue

MBIA—Municipal Bond Investors Assurance

PCR—Pollution Control Revenue Bond

RADIAN—Radian Group, Inc.

See notes to financial statements.

Schedule of Investments—Short Duration Diversified Municipal Portfolio	5

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration California Muni Portfolio

September 30, 2008

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–99.2%
Long-Term Municipal Bonds–85.8%
California–59.5%
California
5.00%, 7/01/10–2/01/11	$5,320	$5,546,782
5.25%, 2/01/11–10/01/23	4,820	5,039,921
MBIA
5.75%, 3/01/27	2,425	2,551,052
California Econ Rec
Series A
5.25%, 7/01/12	2,000	2,132,580
Series B
5.00%, 7/01/23(a)	3,855	3,994,737
California Hlth Fac Fin Auth (Stanford Hosp) Series A-3 3.45%, 11/15/40(a)	1,500	1,508,415
California Hlth Fac Fin Auth (Sutter Hlth) Series A 5.00%, 8/15/09	1,000	1,022,400
California Infra & Econ Dev Bank (Pacific Gas & Elec Co.) 3.75%, 11/01/26(a)	1,400	1,400,000
California Rural Home MFA SFMR (Mtg-Backed Securities Program) GNMA/FNMA Series A 6.55%, 6/01/30(a)	175	174,979
California St Dept of Wtr Res (Pwr Sup Rev) MBIA Series A 5.25%, 5/01/10	1,970	2,053,567
California Statewide CDA (Enloe Med Ctr)
Series A
5.00%, 8/15/10	1,000	1,030,310
Contra Costa Cnty Pub Fin Auth MBIA Series B 5.00%, 6/01/09	3,200	3,247,360
Contra Costa Comnty Coll Dist FGIC 5.00%, 8/01/09	595	605,615
Contra Costa Transp Auth FGIC 6.00%, 3/01/09	2,215	2,244,415
Golden Empire Sch Fin Auth
(Kern High Sch Dist) 5.00%, 5/01/10	3,000	3,077,250

Principal Amount (000)		U.S. $ Value

Golden St Tobacco Securitization Corp. Series B 5.375%, 6/01/28	$5,225	$5,418,377
Kern Comnty Coll Dist COP AMBAC 5.00%, 1/01/25(a)	3,190	3,282,542
Kings River Conservation Dist 4.50%, 5/01/09	1,110	1,119,002
Los Angeles Cnty Pub Wks Fin Auth FGIC 5.00%, 9/01/10	680	698,040
MBIA Series A 5.00%, 10/01/10	4,000	4,173,520
Los Angeles Dept of Wtr & Pwr (Pwr Sys Rev) XLCA Series B-1 4.00%, 7/01/42(a)+	2,000	2,000,540
M-S-R Pub Pwr Agy MBIA 5.00%, 7/01/11	3,410	3,575,385
Northern California Gas Auth No 1 5.00%, 7/01/09–7/01/10	2,525	2,349,682
Northern California Pwr Agy 5.00%, 7/01/11	1,800	1,879,578
Poway Uni Sch Dist Pub Fin Auth FSA Zero Coupon, 12/01/39	1,880	1,772,107
Riverside Cnty Transp Commission (Sales Tax Rev) 5.00%, 6/01/29(a)	4,245	4,343,696
Sacramento City Fin Auth AMBAC 5.50%, 12/01/20	3,600	3,854,124
San Francisco Bay Area (Prerefunded) AMBAC 5.125%, 7/01/36	3,495	3,709,977
San Francisco City & Cnty Redev Fin Auth
MBIA 5.00%, 8/01/10	2,725	2,831,003
San Joaquin Cnty Transp Auth 5.00%, 4/01/11	3,690	3,852,545
San Jose Redev Agy MBIA 5.00%, 8/01/24	2,300	2,424,430
Univ of California FGIC 5.00%, 9/01/23	1,000	1,056,080

		83,970,011

Arizona–2.0%
Scottsdale IDA (Scottsdale Hlthcare) FSA Series 2006 9.50%, 9/01/45(a)+	2,850	2,850,000

6	Sanford C. Bernstein Fund, Inc.—2008 Annual Report

Principal Amount (000)		U.S. $ Value

Delaware–0.1%
Bridgeville (Heritage Shores Spl Dev Dist) Series B 5.125%, 7/01/35	$184	$148,343

District of Columbia–1.1%
Dist of Columbia (Georgetown Univ) AMBAC Series B-1 7.00%, 4/01/41(a)+	725	725,000
AMBAC Series C-1 7.00%, 4/01/41(a)+	800	800,000

		1,525,000

Florida–2.1%
Durbin Crossing CDD Series 1 5.25%, 11/01/15	160	138,187
Gateway CDD (Sun City Ctr) Series 03B 5.50%, 5/01/10	50	49,040
Hammock Bay CDD (Spl Assmt) Series B 5.375%, 5/01/11	50	48,532
Heritage Isle at Viera CDD Series 4B 5.00%, 11/01/09	100	98,265
Highlands Cnty Hlth Fac Auth (Adventist Hlth Sys/Sunbelt Oblig Group) MBIA Series 2007D 8.00%, 11/15/37(a)+	1,100	1,100,000
Lake Ashton II CDD (Capital Impr Rev) Series B 5.00%, 11/01/11	190	175,921
Live Oak CDD No. 2 Series B 5.00%, 11/01/09	100	96,489
Meadow Woods CDD Series 4B 5.25%, 5/01/11	115	110,003
Palm Glades CDD Series B 4.85%, 8/01/11	180	168,287
Paseo CDD 5.00%, 2/01/11	300	282,804
Paseo CDD (Capital Impr Rev) Series B 4.875%, 5/01/10	75	71,914
Sandy Creek CDD Series B 5.50%, 5/01/15	155	136,980

Principal Amount (000)		U.S. $ Value

Seven Oaks CDD II (Spl Assmt Rev) Series B 5.00%, 5/01/09	$95	$93,658
Stoneybrook South CDD Series B 5.45%, 11/01/15	190	166,134
Tern Bay CDD (Capital Impr Rev) Series B 5.00%, 5/01/15(b)	105	62,213
Vizcaya CDD Series A 7.00%, 12/20/08	200	199,114

		2,997,541

Georgia–1.5%
Burke Cnty Dev Auth (Oglethorpe Pwr) AMBAC Series 2006C-1 4.625%, 1/01/37(a)	2,100	2,112,789

Guam–0.1%
Guam Govt Wtrwks Auth (Prerefunded) COP 5.18%, 7/01/15	150	155,834

Illinois–0.1%
Cortland Spl Svc Area No. 10 5.125%, 3/01/14	175	164,311

Indiana–0.1%
South Bend Econ Dev (One Michiana Square Proj) 4.876%, 10/01/09(a)	190	186,067

Louisiana–0.4%
Coves of the Highland Cnty CDD 5.60%, 11/01/21	200	171,496
Isabella Lakes CDD 6.00%, 8/01/22	200	172,114
Orange Grove CDD 5.30%, 11/01/21	200	157,646

		501,256

Michigan–0.4%
Detroit MBIA Series 2004 5.00%, 4/01/09	615	619,809

Nevada–0.1%
Henderson Loc Impr Dist No. T-18 4.35%, 9/01/09	165	159,880

New Jersey–2.0%
New Jersey Ed Fac Auth (Kean Univ) FGIC Series 07 10.50%, 7/01/37(a)+	2,800	2,800,000

Puerto Rico–12.8%
Children’s Trust Fund (Prerefunded)
5.75%, 7/01/12	3,170	3,320,226

Schedule of Investments—Short Duration California Muni Portfolio	7

Principal Amount (000)		U.S. $ Value

Puerto Rico Elec Pwr Auth FSA 5.25%, 7/01/29	$2,900	$3,058,340
MBIA 5.25%, 7/01/09	2,860	2,912,482
Puerto Rico Hsg Fin Auth 5.00%, 12/01/09	2,655	2,724,561
Puerto Rico Hwy & Transp Auth MBIA 5.875%, 7/01/35	3,810	4,061,765
Puerto Rico Muni Fin Agy 5.00%, 8/01/09	1,000	1,011,350
Puerto Rico Pub Bldg Auth (Puerto Rico) Series M 5.50%, 7/01/10	920	943,285

		18,032,009

Texas–2.7%
Dallas FSA 5.00%, 10/01/10	3,435	3,588,750
Willacy Cnty (Loc Govt Corp Proj) 6.00%, 3/01/09	190	192,263

		3,781,013

Virginia–0.8%
Amelia Cnty IDA 4.80%, 4/01/27(a)	460	456,863
Broad Street CDA 7.125%, 6/01/15	130	133,193
Louisa IDA PCR (Virginia Elec & Pwr Co.) 5.25%, 12/01/08	525	526,496

		1,116,552

Total Long-Term Municipal Bonds (cost $121,221,166)		121,120,415

Short-Term Municipal Notes–13.4%
California–12.4%
California (Daily Kindergarten Univ)
Series 04A-1 3.65%, 5/01/34(c)	2,750	2,750,000
Series A-2 3.75%, 5/01/34(c)	1,500	1,500,000
Series B-1 3.65%, 5/01/34(c)	1,500	1,500,000
California Dept of Wtr Res (Pwr Sup Rev) Series F-4 3.95%, 5/01/22(c)	1,300	1,300,000
Series F-5 6.25%, 5/01/22(c)	4,250	4,250,000

Principal Amount (000)		U.S. $ Value

California Infra & Econ Dev Bank (Contemporary Jewish Museum) 4.25%, 12/01/36(c)	$2,900	$2,900,000
Irvine Ranch Water District 4.00%, 5/01/37(c)	2,000	2,000,000
Sacramento Cnty Sanitation Dist 4.25%, 12/01/39(c)	1,300	1,300,000

		17,500,000

Connecticut–1.0%
Connecticut (Special Tax Obligation Bonds) FGIC Series 1 9.00%, 9/01/20(c)	1,405	1,405,000

Total Short-Term Municipal Notes (cost $18,905,000)		18,905,000

Total Investments—99.2% (cost $140,126,166)		140,025,415

Other assets less liabilities—0.8%		1,199,634

Net Assets—100.0%		$141,225,049

(a)	Variable rate coupon, rate shown as of September 30, 2008.
(b)	Illiquid security.
(c)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
+	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2008 and the aggregate market value of these securities amounted to $10,275,540 or 7.3% of net assets.

As of September 30, 2008, the Portfolio held 55.8% of net assets in insured bonds (of this amount 24.4% represents the Portfolio’s holding in pre-refunded bonds). 20.9% of the Portfolio’s insured bonds were insured by MBIA.

Glossary:

AMBAC—American Bond Assurance Corporation

CDA—Community Development Administration

CDD—Community Development District

COP—Certificate of Participation

FGIC—Financial Guaranty Insurance Company

FNMA—Federal National Mortgage Association

FSA—Financial Security Assurance Inc.

GNMA—Government National Mortgage Association

IDA—Industrial Development Authority/Agency

MBIA—Municipal Bond Investors Assurance

MFA—Mortgage Finanace Authority

PCR—Pollution Control Revenue Bond

SFMR—Single Family Mortgage Revenue

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

8	Sanford C. Bernstein Fund, Inc.—2008 Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration New York Muni Portfolio

September 30, 2008

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–101.9%
Long-Term Municipal Bonds–88.2%
New York–74.0%
Erie Cnty IDA (Buffalo City Sch Dist Proj) FSA Series A 5.00%, 5/01/11	$3,585	$3,770,596
Erie Cnty Tobacco Asset Securitization Corp. 6.25%, 7/15/40	5,250	5,608,838
Long Island Pwr Auth AMBAC 5.00%, 4/01/10	1,860	1,910,387
Metro Transp Auth FGIC Series A 5.25%, 11/15/22	1,830	1,955,520
Nassau Cnty FSA Series F 7.00%, 3/01/10	3,030	3,217,799
Nassau Cnty Tobacco Settlement Corp. 6.25%, 7/15/19	1,805	1,877,687
6.40%, 7/15/33	1,025	1,067,466
New York City Series 2008J 5.00%, 8/01/11	2,650	2,761,088
Series C 5.00%, 8/01/11(a)	1,900	1,979,648
Series I 5.00%, 8/01/10	2,400	2,481,192
New York City Hlth & Hosp Corp. (New York City) Series A 5.00%, 2/15/11	4,360	4,506,104
New York City IDA (Polytechnic University) (Prerefunded) 6.125%, 11/01/30	5,915	6,391,217
New York City IDA (Special Needs Fac Pooled Program) ACA 3.05%, 7/01/09	365	363,715
New York City TFA 5.00%, 8/01/09–11/01/09	5,000	5,119,560
Series A 5.75%, 8/15/18	960	998,064
Series A-1 5.00%, 11/01/10	1,000	1,045,940
Series B 5.25%, 2/01/29(b)	2,000	2,084,320

Principal Amount (000)		U.S. $ Value

New York City TFA (Metro Transp Auth Triborough Brdg & Tunnel) AMBAC Series A 5.625%, 1/01/13	$1,260	$1,304,944
New York Loc Govt Assistance Corp. Series A 5.00%, 4/01/10–4/01/11	6,320	6,610,594
Series C 5.00%, 4/01/11	5,440	5,715,645
New York St Series B 5.625%, 8/15/09	5,500	5,508,360
New York St Dorm Auth (City Univ) AMBAC 5.75%, 7/01/09	440	450,890
6.125%, 7/01/12	3,300	3,486,582
New York St Dorm Auth (Mount Sinai NYU Hlth) 5.00%, 7/01/11	380	380,585
New York St Dorm Auth (Personal Income Tax) 5.00%, 3/15/10	4,530	4,690,226
Series A 5.00%, 3/15/11	1,535	1,607,713
New York St Energy Research & Dev Auth (New York St Elec & Gas Corp. Proj) MBIA Series C 3.245%, 4/01/34(b)+	2,325	2,305,005
New York St Enviro Fac Corp. (St Revolving Fund) MBIA 6.00%, 6/15/11	4,730	5,086,216
Series C 7.20%, 3/15/11	15	15,051
New York St Enviro Fac Corp. (Wtr Rev) (Prerefunded) 5.75%, 6/15/11	585	630,659
New York St Enviro Fac Corp. (Wtr Rev) (Unrefunded) 5.75%, 6/15/11	90	96,562
New York St Hsg Fin Agy
(Affordable Hsg) Series A 3.85%, 11/01/09	1,390	1,400,203
Series B 4.05%, 11/01/10	1,000	996,230
New York St Thruway Auth (General Revenue Bonds) MBIA Series H 5.00%, 1/01/11	3,900	4,071,366

Schedule of Investments—Short Duration New York Muni Portfolio	9

Principal Amount (000)		U.S. $ Value

New York St Thruway Auth (Hwy & Brdg Trust Fund) MBIA Series A 5.00%, 4/01/10	$2,265	$2,351,953
MBIA Series C 5.25%, 4/01/10	3,985	4,124,555
Series A 5.00%, 4/01/11	4,000	4,183,040
New York St UDC (Service Contract Rev Bonds) FSA Series D 5.75%, 1/01/15	1,390	1,480,725
Series A 5.00%, 1/01/09	1,725	1,732,366
5.50%, 1/01/17(b)	4,000	4,169,240
Tobacco Settlement Fin Corp. Series 2008 5.00%, 6/01/11	2,300	2,391,586
Series A-1 5.50%, 6/01/15	1,540	1,573,449
Series B-1C 5.50%, 6/01/14	2,800	2,828,980
Troy IDA (Rensselaer Polytechnic Institute) 5.00%, 9/01/37(b)	2,280	2,338,801
TSASC Inc. 6.00%, 7/15/18	1,000	1,036,740

		119,707,407

Alabama–0.4%
Hlth Care Auth for Baptist Hlth ASSURED GTY Series B 9.00%, 11/15/37(b)+	725	725,000

Arizona–2.6%
Scottsdale IDA (Scottsdale Hlthcare) FSA Series 2006 9.50%, 9/01/45(b)+	3,250	3,250,000
Watson Road CFD (Spl Assmt Rev) 4.70%, 7/01/09	355	351,887
Yavapai Cnty IDA (Waste Management Inc. Proj) Series 2007A 4.25%, 3/01/28(b)	675	658,820

		4,260,707

Delaware–0.2%
Bridgeville (Heritage Shores Spl Dev Dist) Series B 5.125%, 7/01/35	321	258,793

District of Columbia–0.0%
District of Columbia (Georgetown University) AMBAC Series B-1 7.00%, 4/01/41(b)+	50	50,000

Principal Amount (000)		U.S. $ Value

Florida–2.3%
Dupree Lakes CDD 5.00%, 11/01/10	$50	$47,459
Durbin Crossing CDD Series 1 5.25%, 11/01/15	215	185,689
Fishhawk CDD II (Spl Assmt) Series B 5.125%, 11/01/09	135	133,631
Florida Rural Utility Financing Commission Series B 4.00%, 11/01/11	1,610	1,614,685
Gateway CDD (Sun City Ctr) Series 03B 5.50%, 5/01/10	60	58,848
Hammock Bay CDD (Spl Assmt) Series B 5.375%, 5/01/11	60	58,239
Heritage Isle at Viera CDD Series 4B 5.00%, 11/01/09	100	98,265
Landmark at Doral CDD Series B 5.20%, 5/01/15(c)	255	175,292
Monterra CDD (Spl Assmt) Series B 5.125%, 11/01/14	110	76,505
New River CDD Series B 5.00%, 5/01/13(c)	265	186,780
Overoaks CDD (Capital Impr Rev) Series 4B 5.125%, 5/01/09	230	226,789
Parkway Ctr CDD (Spl Assmt Ref) Series B 5.625%, 5/01/14	255	230,921
Paseo CDD (Capital Impr Rev) Series B 4.875%, 5/01/10	495	474,631
Seven Oaks CDD II (Spl Assmt Rev) Series B 5.00%, 5/01/09	90	88,728

		3,656,462

Georgia–0.8%
Main Street Natural Gas, Inc. (Prepaid Gas) Series A 5.00%, 3/15/09	1,315	1,318,471

10	Sanford C. Bernstein Fund, Inc.—2008 Annual Report

Principal Amount (000)		U.S. $ Value

Guam–0.2%
Guam Govt Wtrwks Auth (Prerefunded) COP 5.18%, 7/01/15	$288	$297,918

Illinois–0.2%
Cortland Spl Svc Area No. 10 5.125%, 3/01/14	241	226,280
Pingree Grove Village Special Tax (Cambridge Lakes Proj) Series 5-1 5.25%, 3/01/15	100	95,600

		321,880

Louisiana–0.5%
Coves of the Highland Cnty CDD 5.60%, 11/01/21	270	231,520
Isabella Lakes CDD 6.00%, 8/01/22	255	219,445
Juban Park CDD 5.15%, 10/01/14	230	215,121
Whispering Spring Dev Dist 5.20%, 10/01/21	120	100,588

		766,674

Michigan–0.4%
Detroit MBIA 5.00%, 4/01/09	685	690,357

Nevada–0.0%
Henderson Loc Impr Dist No. T-16 4.75%, 3/01/13	40	29,393

New Jersey–1.0%
New Jersey St Ed Fac Auth (Kean Univ) FGIC Series 07 10.50%, 7/01/37(b)+	1,580	1,580,000

Oregon–1.4%
Oregon Hlth & Science Univ MBIA Series A 7.00%, 7/01/28(b)+	2,275	2,275,000

Puerto Rico–3.9%
Puerto Rico Hsg Fin Auth 5.00%, 12/01/09	2,840	2,914,408
Puerto Rico Hwy & Transp Auth FSA Series A 5.00%, 7/01/26(b)	1,450	1,486,917
Puerto Rico Pub Bldg Auth (Puerto Rico) Series M 5.25%, 7/01/09	890	901,428
5.50%, 7/01/10	950	974,044

		6,276,797

Principal Amount (000)		U.S. $ Value

Virginia–0.3%
Broad Street CDA 7.125%, 6/01/15	$200	$204,912
Louisa IDA Pollution Ctl (Virginia Elec & Pwr Co.) 5.25%, 12/01/08	295	295,841

		500,753

Total Long-Term Municipal Bonds (cost $142,960,682)		142,715,612

Short-Term Municipal Notes–13.7%
New York–12.5%
New York City Capital Res Corp. 7.20%, 1/01/26(d)	3,857	3,857,000
New York City Muni Wtr Fin Auth 4.50%, 6/15/32(d)	7,100	7,100,000
4.50%, 6/15/38(d)(e)	2,000	2,000,000
New York City TFA Series B 4.15%, 2/01/31(d)(e)	2,400	2,400,000
New York St Dorm Auth (University of Rochester) 5.70%, 7/01/33(d)	5,000	5,000,000

		20,357,000

Connecticut–1.0%
Connecticut (Special Tax Obligation Bonds) FGIC Series 1 9.00%, 9/01/20(d)	1,600	1,600,000

Florida–0.2%
Sandy Creek CDD Series B 5.50%, 5/01/15	350	309,309

Total Short-Term Municipal Notes (cost $22,309,388)		22,266,309

Total Investments—101.9% (cost $165,270,070)		164,981,921

Other assets less liabilities—(1.9)%		(3,146,386)

Net Assets—100.0%		$161,835,535

Schedule of Investments—Short Duration New York Muni Portfolio	11

(a)	When-Issued or delayed delivery security.
(b)	Variable rate coupon, rate shown as of September 30, 2008.
(c)	Illiquid security.
(d)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(e)	Position, or a portion thereof, has been segregated to collateralize when issued and/or delayed delivery securities.
+	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2008 and the aggregate market value of these securities amounted to $10,185,005 or 6.3% of net assets.

As of September 30, 2008, the Portfolio held 41.1% of net assets in insured bonds (of this amount 15.3% represents the Portfolio’s holding in pre-refunded bonds).

Glossary:

ACA—ACA Capital

AMBAC—American Bond Assurance Corporation

ASSURED GTY—Assured Guaranty

CDA—Community Development Administration

CDD—Community Development District

CFD—Community Facilities District

COP—Certificate of Participation

FGIC—Financial Guaranty Insurance Company

FSA—Financial Security Assurance Inc.

IDA—Industrial Development Authority/Agency

MBIA—Municipal Bond Investors Assurance

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Diversified Municipal Portfolio

September 30, 2008

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–99.2%
Long-Term Municipal Bonds–98.5%
Alabama–0.8%
Jefferson Cnty Ltd Oblig Sch Warrants
Series A
5.25%, 1/01/11	$1,700	$1,616,751
Jefferson Cnty Swr Rev (Capital Impr Warrants)
FGIC Series D
5.00%, 2/01/42	5,900	6,222,848
FSA Series B8
5.25%, 2/01/10	2,100	2,058,294
Jefferson Cnty Swr Rev (Capital Impr Warrants) (Prerefunded)
FGIC Series 02
5.00%, 2/01/41	7,725	8,077,183
FGIC Series 02B
5.00%, 2/01/41	12,105	12,767,385
FGIC Series A
5.00%, 2/01/33	8,865	9,021,733
5.125%, 2/01/39	1,185	1,206,425

		40,970,619

Alaska–0.0%
Anchorage
FGIC
6.00%, 10/01/09	1,000	1,033,860

Arizona–1.6%
Arizona Hlth Fac Auth (Phoenix Children’s Hosp)
8.96%, 2/01/42(a)	18,025	16,300,548
Arizona Sch Fac Brd
FGIC Series A-1
5.00%, 9/01/15	1,765	1,860,787
Arizona Sch Fac Brd (St Sch Impr)
5.00%, 1/01/13	1,315	1,400,646
Arizona St Transp Brd
5.00%, 7/01/13–7/01/16	26,305	28,164,066
Arizona Tourism & Sports Auth (Baseball Training Fac Proj)
5.00%, 7/01/15–7/01/16	3,815	3,869,902
Arizona Wtr Infra Fin Auth Rev
Series A
5.75%, 10/01/11	1,525	1,585,024
Maricopa Cnty IDA, MFHR (Steeplechase Apts Proj) AMT
Series B
6.25%, 12/01/20	1,810	1,665,526

12	Sanford C. Bernstein Fund, Inc.—2008 Annual Report

Principal Amount (000)		U.S. $ Value

Mesa IDA (Discovery Hlth Sys) (Prerefunded)
MBIA Series A
5.625%, 1/01/29	$2,000	$2,094,920
Phoenix Civic Impr Corp.
MBIA
5.00%, 7/01/14	5,000	5,330,650
Phoenix Civic Impr Corp., Transit Excise Tax Rev (Light Rail Proj)
AMBAC
5.00%, 7/01/10–7/01/14	7,835	8,271,991
Pima Cnty IDA (Horizon Comnty Learning Ctr)
4.45%, 6/01/14	1,795	1,685,954
Pima Cnty IDA (Wtr & Wastewtr Rev)
5.45%, 12/01/17	2,550	2,232,346
Salt Verde Fin Corp.
Series 2007
5.25%, 12/01/21	1,430	1,193,063
Vistancia CFD
5.30%, 7/15/09	500	502,625
5.55%, 7/15/10	500	506,980
Watson Road CFD (Spl Assmt Rev)
4.85%, 7/01/10	1,210	1,186,974
Yavapai Cnty IDA (Waste Management Inc. Proj)
Series 2007A
4.25%, 3/01/28(b)	4,190	4,089,566

		81,941,568

California–5.6%
California
5.00%, 2/01/11–5/01/17	134,485	140,910,249
6.00%, 2/01/11	15,760	16,792,595
Series 2008
5.00%, 4/01/18	5,000	5,133,100
California Dept of Wtr Res (Pwr Sup Rev)
MBIA-IBC Series 2A
5.50%, 5/01/10	7,115	7,444,211
California Econ Rec
Series A
5.25%, 1/01/11–7/01/12	22,995	24,358,300
Series B
5.00%, 7/01/23(b)	46,080	47,685,888
California Statewide CDA
(Kaiser Permanente)
Series E
3.875%, 4/01/32(b)	6,695	6,748,761
Fremont Uni Sch Dist (Election 2002)
FSA Series B
5.00%, 8/01/27	1,000	967,930

Principal Amount (000)		U.S. $ Value

Fresno Uni Sch Dist
MBIA Series A
6.00%, 2/01/20	$3,255	$3,425,432
Golden St Tobacco Securitization Corp.
FGIC
5.375%, 6/01/28	19,395	20,112,809
5.50%, 6/01/33	5,000	5,326,700
Series B
5.375%, 6/01/28	2,725	2,825,852
Sacramento City Fin Auth (Lease Rev)
Series B
5.40%, 11/01/20	1,000	1,039,370
Sacramento Muni Util Dist
MBIA Series G
6.50%, 9/01/13	1,035	1,123,741
Tax Exempt Muni Infra Impr Trust (Certificates Class A)
Series 2004C
4.05%, 11/01/08	5,397	5,397,108

		289,292,046

Colorado–1.9%
Baptist Road Rural Transp Auth
4.80%, 12/01/17	310	270,708
Colorado Dept of Transp TRAN
FGIC Series B
5.00%, 12/15/13	9,200	9,809,868
MBIA Series B
5.50%, 6/15/13–6/15/14	8,300	9,064,972
Denver City & Cnty Co. (Denver Intl Arpt)
FSA Series A3
5.00%, 11/15/32(b)	10,655	10,779,344
Series A-1
5.00%, 11/15/11–11/15/12	37,960	38,099,200
5.25%, 11/15/13	11,235	11,274,322
Muni Subdist Northern Colorado Wtr Conservancy Dist
AMBAC Series J
5.00%, 12/01/13	7,295	7,782,379
PV Wtr & Sanitation Metro Dist Capital Appreciation
Series 06
Zero Coupon, 12/15/17	15,492	8,495,193
Todd Creek Farms Metro Dist No. 1 (Wtr Rev & Impr)
4.75%, 12/01/09	2,185	2,167,870
Weld Cnty Sch Dist No. 6
(Greeley)
FSA
5.25%, 12/01/17	2,405	2,575,947

		100,319,803

Schedule of Investments—Diversified Municipal Portfolio	13

Principal Amount (000)		U.S. $ Value

Connecticut–0.8%
Connecticut
FSA Series D
5.00%, 11/15/13	$5,700	$6,097,176
MBIA Series B
5.00%, 12/01/13	8,615	9,194,789
MBIA Series D
5.00%, 12/01/12	5,750	6,113,112
Connecticut Res Recovery Auth
MBIA Series A
5.375%, 11/15/09–11/15/10	6,505	6,523,838
Connecticut Spl Tax Oblig
FSA Series B
5.375%, 10/01/10–10/01/13	11,045	11,629,388
Series B
6.15%, 9/01/09	1,000	1,032,470
Univ of Connecticut (Student Fee Rev)
FGIC Series A
5.25%, 11/15/17	3,065	3,211,201

		43,801,974

Delaware–0.1%
Delaware Transp Auth
MBIA
5.00%, 7/01/11	3,680	3,867,386

District of Columbia–0.6%
Dist of Columbia
FSA Series C
5.00%, 6/01/14	5,790	6,119,451
Dist of Columbia (Prerefunded)
FSA Series B
5.50%, 6/01/09	175	178,647
Dist of Columbia (Unrefunded)
FSA Series B
5.50%, 6/01/09	2,100	2,143,344
Dist of Columbia Hsg Fin Agy SFMR
GNMA/ FNMA Series A
6.25%, 12/01/28	765	771,870
Dist of Columbia Wtr & Swr Auth
FSA
6.00%, 10/01/16	1,635	1,855,660
Metro Washington Arpt Auth
Series 2008A
5.50%, 10/01/14	4,140	4,237,455
Series A
5.50%, 10/01/12–10/01/18	16,315	16,151,018

		31,457,445

Florida–10.7%
Amelia Walk CDD
Series B
5.20%, 5/01/14	2,060	1,817,064

Principal Amount (000)		U.S. $ Value

Arborwood CDD (Centex Homes Proj)
Series A-2
5.25%, 5/01/36	$3,395	$2,404,814
Series B
5.25%, 5/01/16	5,420	4,653,937
Series B-2
5.10%, 5/01/16	2,315	1,962,263
Beacon Tradeport CDD (Spl Assmt Indl Proj)
Series B
7.125%, 5/01/22	2,410	2,337,604
Belmont CDD
Series B
5.125%, 11/01/14	2,460	2,139,610
Bonnet Creek Resort CDD, Spl Assmt
7.125%, 5/01/12	1,420	1,408,242
Brevard Cnty Sch Brd
AMBAC
5.00%, 7/01/26	5,000	5,324,050
Broward Cnty Arpt Sys Rev AMT
MBIA Series E
5.25%, 10/01/10	2,065	2,087,715
Broward Cnty Sch Brd
FGIC Series A
5.00%, 7/01/13–7/01/14	7,190	7,389,851
Chapel Creek CDD
Series B
5.25%, 5/01/15	3,660	3,188,080
Citizens Ppty Insurance Corp.
MBIA Series A
5.00%, 3/01/14–3/01/16	103,035	99,154,618
Series A-1
5.00%, 6/01/11	46,735	47,464,533
Collier Cnty Sch Brd
FSA
5.00%, 2/15/16	5,000	5,180,400
Dade Cnty Sch Dist
MBIA Series 94
5.00%, 8/01/12	8,060	8,345,888
Dupree Lakes CDD
5.00%, 11/01/10	235	223,057
Durbin Crossing CDD
Series 1
5.25%, 11/01/15	1,575	1,360,280
East Homestead CDD
Series B
5.00%, 5/01/11	1,325	1,241,525
Fishhawk CDD
Series B
5.00%, 5/01/12	2,675	2,444,870
Florida Hurricane Catastrophe Fund
Series 2008A
5.00%, 7/01/13	20,000	20,268,000

14	Sanford C. Bernstein Fund, Inc.—2008 Annual Report

Principal Amount (000)		U.S. $ Value

Series A
5.00%, 7/01/11	$32,320	$33,006,800
Florida St Brd of Ed
FGIC Series G
5.25%, 6/01/11	2,125	2,231,314
Series A
5.00%, 6/01/12–1/01/16	44,300	46,630,495
Series B
5.00%, 1/01/12–1/01/16	13,220	13,845,133
Series D
5.00%, 6/01/12	4,610	4,847,092
ST GTD Series B
5.00%, 6/01/13	5,000	5,284,500
Florida St Brd of Ed Capital Outlay (Prerefunded) ETM
9.125%, 6/01/14	150	188,530
Florida St Brd of Ed Capital Outlay (Unrefunded)
9.125%, 6/01/14	990	1,131,115
Florida St Brd of Ed Lottery Rev
MBIA Series 2002C
5.00%, 1/01/17	3,680	3,756,250
MBIA Series C
5.25%, 1/01/11	4,600	4,762,978
Florida St Dept of Enviro Protection
AMBAC
5.00%, 7/01/15	4,825	5,023,452
AMBAC Series A
5.00%, 7/01/13–7/01/14	12,095	12,643,319
FGIC Series A
5.00%, 7/01/18	3,435	3,498,238
MBIA Series B
5.00%, 7/01/15	6,095	6,327,646
Florida St Trpk Auth
FGIC Series A
5.00%, 7/01/11	1,020	1,065,359
FSA
5.25%, 7/01/10	6,975	7,286,713
FSA Series A
5.00%, 7/01/12	6,375	6,709,815
Greyhawk Landing CDD
Series B
6.25%, 5/01/09	100	99,536
Hammock Bay CDD
(Spl Assmt)
Series B
5.375%, 5/01/11	65	63,092
Harbor Bay CDD (Capital Impr Rev)
Series B
6.35%, 5/01/10	970	955,722
Heritage Isle at Viera CDD
Series 4B
5.00%, 11/01/09	100	98,265
Heritage Plantation CDD
Series B
5.10%, 11/01/13	3,545	3,153,667

Principal Amount (000)		U.S. $ Value

Jacksonville Dist Wtr & Swr Rev
MBIA
5.00%, 10/01/20	$5,060	$5,060,000
Jacksonville Port Auth Rev AMT
MBIA
4.375%, 11/01/18(b)	4,455	4,449,431
Lake Ashton II CDD (Capital Impr Rev)
Series B
4.875%, 11/01/10	1,110	1,063,813
5.00%, 11/01/11	6,810	6,305,379
Lakewood Ranch Stewardship CDD
Series B
5.00%, 5/01/13	515	460,848
Landmark at Doral CDD
Series B
5.20%, 5/01/15(c)	4,535	3,117,450
Live Oak CDD No. 2
Series B
5.00%, 11/01/09	3,530	3,406,062
Main Street CDD
Series B
6.90%, 5/01/17	10,000	9,576,000
Meadow Pointe III CDD
Series 4B
5.00%, 5/01/09	150	148,703
Meadow Woods CDD
Series 4B
5.25%, 5/01/11	1,090	1,042,640
Miami Beach Hlth Fac Auth (Mount Sinai Med Ctr)
6.75%, 11/15/24	6,990	6,193,979
Miami-Dade Cnty Sch Dist
MBIA
5.00%, 2/15/13	3,325	3,437,984
MBIA Series 1996
4.75%, 7/15/10	11,215	11,541,020
MBIA Series 1997
5.00%, 2/15/15	2,455	2,524,894
Middle Village CDD
(Spl Assmt)
Series C
5.125%, 5/01/09	340	337,032
Midtown Miami CDD
Series 04A
6.00%, 5/01/24	4,255	3,673,980
Miromar Lakes CDD
Series 00A
7.25%, 5/01/12	1,775	1,740,547
Monterra CDD (Spl Assmt)
Series B
5.00%, 11/01/10	6,610	4,611,467
5.125%, 11/01/14	9,455	6,575,953
Orange Cnty
FGIC Series A
5.00%, 1/01/13	5,520	5,731,030

Schedule of Investments—Diversified Municipal Portfolio	15

Principal Amount (000)		U.S. $ Value

Overoaks CDD (Capital Impr Rev)
Series 4B
5.125%, 5/01/09	$2,455	$2,420,728
Palm Beach Cnty Solid Waste Auth
AMBAC Series A
6.00%, 10/01/09	4,305	4,449,800
Palm Glades CDD
Series B
4.85%, 8/01/11	1,940	1,813,764
Parkway Ctr CDD (Spl Assmt Ref)
Series B
5.625%, 5/01/14	4,400	3,984,508
Paseo CDD
5.00%, 2/01/11	2,155	2,031,475
Paseo CDD (Capital Impr Rev)
Series B
4.875%, 5/01/10	4,300	4,123,055
Quarry CDD (Spl Assmt)
5.25%, 5/01/16	1,030	889,209
Series A-2
5.25%, 5/01/36	6,265	4,508,294
Riverwood Estates CDD
Series B
5.00%, 5/01/13(c)	1,960	1,368,982
Sandy Creek CDD
Series B
5.50%, 5/01/15	1,150	1,016,301
Sarasota Cnty Util Sys Rev
FGIC Series C
5.25%, 10/01/21	2,000	1,974,080
Seven Oaks CDD II
(Spl Assmt Rev)
Series B
5.00%, 5/01/09	1,885	1,858,365
Shingle Creek CDD
5.75%, 5/01/15	4,390	3,927,162
South Bay CDD
Series B-2
5.375%, 5/01/13(c)	2,900	1,998,593
South Bay CDD (Capital Impt Rev)
Series B-1
5.125%, 11/01/09(c)	1,070	806,609
Stoneybrook South CDD
Series B
5.45%, 11/01/15	7,075	6,186,309
Sunrise Util Sys Rev
AMBAC
5.50%, 10/01/13	2,445	2,602,727
Sweetwater Creek CDD
Series B-1
5.30%, 5/01/17	1,000	825,930

Principal Amount (000)		U.S. $ Value

Series B-2
5.125%, 5/01/13	$3,000	$2,674,560
Tampa Occupational License Tax
FGIC Series A
5.375%, 10/01/17–10/01/18	8,110	8,281,127
Tampa Wtr & Swr Rev
Series A
5.25%, 10/01/18	1,160	1,196,610
Tampa-Hillsborough Cnty Express Parkway
AMBAC
5.00%, 7/01/12	8,575	8,888,073
Tern Bay CDD (Capital Impr Rev)
Series B
5.00%, 5/01/15(c)	2,570	1,522,725
Venetian CDD (Capital Impr)
Series B
5.95%, 5/01/12	260	251,472
Verano Ctr CDD (Infra Proj)
Series B
5.00%, 11/01/12–11/01/13	5,160	4,579,977
Villages of Westport CDD
Series 05A
5.125%, 5/01/15	1,850	1,606,725
Waterford Estates CDD
5.125%, 5/01/13	2,000	1,741,360
Waterset North CDD (Spl Assmt)
Series B
6.55%, 11/01/15	7,015	6,504,799
Westchester CDD No. 1
(Spl Assmt)
6.00%, 5/01/23	4,485	3,758,026

		551,794,989

Georgia–1.5%
Georgia
Series B
6.00%, 3/01/12	1,000	1,094,170
Series C
6.25%, 8/01/10	1,490	1,589,711
Georgia Muni Elec Auth
FSA Series A
5.25%, 1/01/14	4,230	4,541,793
MBIA Series A
5.25%, 1/01/14	3,625	3,835,468
Georgia Muni Elec Auth (Unrefunded) (Combustion Turbine Proj)
MBIA Series A
5.25%, 11/01/21	3,000	2,985,840
Main Street Natural Gas Inc.
Series 2006A
5.00%, 3/15/18	1,960	1,835,383

16	Sanford C. Bernstein Fund, Inc.—2008 Annual Report

Principal Amount (000)		U.S. $ Value

Series A
5.00%, 3/15/10–3/15/16	$36,810	$36,452,487
Series B
5.00%, 3/15/12–3/15/13	8,905	8,461,858
Main Street Natural Gas Inc. (Prepaid Gas)
Series A
5.00%, 3/15/17	2,900	2,754,333
Metro Atlanta Rapid Transit Auth
FGIC Series A
5.00%, 7/01/12–7/01/13	11,630	12,365,618

		75,916,661

Guam–0.2%
Guam Govt Wtrwks Auth (Prerefunded) COP
5.18%, 7/01/15	6,872	7,117,954
Guam Govt Wtrwks Auth Wtr & Wastewtr Sys Rev
Series 05
5.00%, 7/01/13	1,345	1,322,633
Guam Govt Wtrwrks Auth Wtr & Wastewtr Sys Rev
5.00%, 7/01/10	2,055	2,059,603

		10,500,190

Hawaii–2.5%
Hawaii
AMBAC
5.00%, 7/01/11–7/01/15	63,780	67,751,153
AMBAC Series DG
5.00%, 7/01/14	47,080	50,168,448
FGIC Series CN
6.00%, 3/01/09	105	106,577
FSA Series CX
5.50%, 2/01/17–2/01/21	5,480	5,773,068
Hawaii (Unrefunded)
FSA Series CX
5.50%, 2/01/17	4,055	4,205,400

		128,004,646

Illinois–3.8%
Bolingbrook (Sales Tax Rev)
5.75%, 1/01/15(d)	4,000	3,913,600
Chicago
FSA
5.00%, 1/01/16	5,000	5,226,550
FSA Series A
5.00%, 1/01/12	5,760	6,040,570
MBIA Series B
5.25%, 1/01/15	4,225	4,447,193

Principal Amount (000)		U.S. $ Value

Chicago (Kingsbury Redev Proj)
Series A
6.57%, 2/15/13	$2,000	$2,001,680
Chicago (Prerefunded)
FGIC Series A
6.75%, 1/01/35	2,400	2,570,664
Chicago Brd of Ed (Lease Certificates)
MBIA Series A
6.25%, 1/01/11	1,880	2,010,284
Chicago HFA SFMR (Mtg Rev) AMT
GNMA/ FNMA/ FHLMC Series 99 A
6.35%, 10/01/30	95	88,712
Chicago O’Hare Int’l Arpt Rev, Second Lien
MBIA Series C
5.00%, 1/01/10	1,890	1,930,616
Chicago Park Dist Harbor Fac Rev (Prerefunded)
5.875%, 1/01/13–1/01/15	5,735	6,105,424
Chicago Pub Bldg Commission (Chicago Park Dist)
FGIC Series A
5.375%, 1/01/13	2,510	2,544,563
Chicago Pub Bldg Commission (Chicago Transit Auth)
AMBAC
5.00%, 3/01/09	1,180	1,192,685
5.25%, 3/01/21	4,000	4,300,640
Chicago Transit Auth, Capital Grant Receipts Rev (Fed Transit Administration, Section 5307)
AMBAC Series A
5.25%, 6/01/10	4,570	4,752,572
AMBAC Series B
5.00%, 6/01/09	2,000	2,029,600
Cortland Spl Tax Rev (Sheaffer Sys Proj)
5.50%, 3/01/17	5,078	4,090,989
Du Page Cnty (Jail Proj)
5.60%, 1/01/21	6,735	7,344,248
Du Page Cnty (Stormwater Proj)
5.60%, 1/01/21	1,920	2,093,683
Illinois
5.00%, 1/01/13	1,510	1,595,481
AMBAC
5.00%, 4/01/11–11/01/14	8,765	9,276,790

Schedule of Investments—Diversified Municipal Portfolio	17

Principal Amount (000)		U.S. $ Value

AMBAC Series B
5.00%, 3/01/14	$8,080	$8,562,134
FSA
5.00%, 9/01/14	5,550	5,914,579
5.375%, 10/01/10	11,015	11,559,251
FSA Series A
5.25%, 10/01/13	7,785	8,371,055
FSA Series Ser
5.25%, 4/01/09	1,045	1,060,173
MBIA
5.25%, 4/01/11	6,535	6,872,990
5.375%, 7/01/10	8,985	9,382,047
MBIA Series Ser
5.25%, 10/01/21	1,740	1,759,958
MBIA-IBC Series B
5.00%, 3/01/15	5,000	5,238,450
Series B
5.00%, 3/01/13	8,275	8,753,791
Illinois (Prerefunded)
MBIA
5.75%, 12/01/13	2,390	2,545,039
Illinois Dev Fin Auth (Adventist Hlth Sys)
MBIA Series B
6.072%, 1/01/19	5,730	5,277,960
Illinois Fin Auth (Advocate Hlthcare)
Series 2002
5.25%, 3/01/12	5,825	6,207,819
Illinois St Dedicated Tax Rev (Civic Ctr)
AMBAC
6.25%, 12/15/20	3,135	3,488,189
Illinois St Sales Tax Rev
Series Q
6.00%, 6/15/12	3,225	3,435,560
Series U
5.00%, 6/15/09	1,150	1,151,311
Metro Pier & Exposition Auth Dedicated St Tax Rev (McCormick Place)
MBIA Series A
5.25%, 6/15/09	7,000	7,133,000
Pingree Grove Village Special Tax (Cambridge Lakes Proj)
Series 5-1
5.25%, 3/01/15	1,455	1,390,980
Regional Transp Auth
FGIC Series B
5.50%, 6/01/17	1,025	1,100,061
FGIC Series C
7.75%, 6/01/20	1,005	1,215,417
Series A
5.00%, 7/01/16	5,285	5,583,180

Principal Amount (000)		U.S. $ Value

Saint Clair Cnty
FGIC
5.625%, 10/01/13	$3,410	$3,536,545
Univ of Illinois (Prerefunded) COP
AMBAC Series A
5.50%, 8/15/18	2,340	2,497,459
Will & Kendall Counties Comnty Consolidated Sch Dist No. 202
FGIC
5.00%, 1/01/14–1/01/16	8,575	8,797,301

		194,390,793

Indiana–0.8%
Allen Cnty Juvenile Justice Ctr First Mtg Rev
AMBAC
5.50%, 1/01/18	1,575	1,643,323
Dyer Redev Auth Econ Dev Lease
6.55%, 7/15/20	2,720	2,834,730
6.875%, 7/15/14	1,755	1,833,431
Indiana Fin Auth (St Revolving PG)
Series A
5.00%, 2/01/13–2/01/14	12,185	13,004,024
Indiana Transp Fin Auth, Arpt Fac Lease Rev
AMBAC Series A
6.00%, 11/01/09	1,370	1,423,622
Indianapolis Gas Util Rev (Citizen Gas Util)
ASSURED GTY Series A
5.00%, 8/15/30(b)	7,670	7,815,423
Indianapolis Loc Pub Impr Bond Bank
Series B
5.00%, 2/01/10	700	700,896
6.00%, 1/10/13	5,325	5,634,489
Indianapolis Res Recovery Rev, Ogden Martin Sys (Inc Proj)
AMBAC
6.75%, 12/01/08	2,750	2,762,512
Jasper Cnty (Northern Indiana Pub Svc Co.)
MBIA
5.60%, 11/01/16	6,270	6,181,781

		43,834,231

Kansas–0.3%
Wyandotte Cnty-Kansas City Uni Govt
AMBAC Series 2004
5.65%, 9/01/13–9/01/14	11,960	12,898,749

18	Sanford C. Bernstein Fund, Inc.—2008 Annual Report

Principal Amount (000)		U.S. $ Value

Wyandotte Cnty-Kansas City Uni Govt (Sales Tax)
Series B
4.75%, 12/01/16	$2,870	$2,743,088

		15,641,837

Kentucky–0.3%
Kentucky Asset Liability Commission
MBIA
5.00%, 9/01/16	5,000	5,304,700
Kentucky St Ppty & Bldg Commission
FGIC
5.00%, 3/01/13–3/01/14	7,970	8,379,469

		13,684,169

Louisiana–2.4%
Coves of the Highland Cnty CDD
5.60%, 11/01/21	4,025	3,451,357
De Soto Parish PCR (Int’l Paper Co)
Series A-2
5.00%, 10/01/12	4,700	4,517,217
Ernest N Morial-New Orleans Exhibit Hall Auth
AMBAC Series A
5.00%, 7/15/33	7,350	7,848,036
5.25%, 7/15/20	3,450	3,721,480
Lakeshore Villages Master CDD
5.25%, 7/01/17	9,856	8,496,660
Louisiana
AMBAC Series A
5.00%, 10/15/12	11,965	12,639,108
FSA
5.00%, 5/01/16	15,305	16,071,934
FSA Series C
5.00%, 5/01/13–5/01/15	22,765	24,069,742
Louisiana Agriculture Fin Auth
5.25%, 9/15/17	21,755	20,723,813
Louisiana Arpt Fac (Cargo ACQ Grp) AMT
Series 02
6.65%, 1/01/25	645	598,463
Louisiana St Citizens Ppty Insurance Corp.
AMBAC Series B
5.25%, 6/01/14	1,770	1,827,543
Louisiana St Office Fac Corp. Lease Rev (Capitol Complex Program)
MBIA Series A
5.50%, 3/01/11	2,000	2,041,200
Morehouse Parish
Series A
5.25%, 11/15/13	7,320	7,019,148

Principal Amount (000)		U.S. $ Value

New Orleans
MBIA
5.25%, 12/01/20	$5,845	$5,675,846
Orange Grove CDD
5.30%, 11/01/21	2,580	2,033,633
Tangipahoa Parish Sch Dist
5.90%, 5/01/22	3,365	2,911,062
Terrebonne Parish Wtrwks Dist No. 1 Wtr Rev
AMBAC Series A
5.25%, 11/01/23	2,000	1,967,200

		125,613,442

Massachusetts–4.0%
Massachusetts
MBIA Series 2004
5.50%, 12/01/19	7,720	8,195,938
Series 2002
5.50%, 11/01/15	1,645	1,798,923
Series A
5.50%, 1/01/11	1,305	1,379,033
Series B
5.00%, 11/01/10	2,200	2,299,264
Massachusetts (Consolidated Loan)
5.00%, 5/01/14	10,340	10,990,179
FGIC Series C
5.50%, 11/01/13–11/01/14	38,980	42,522,390
MBIA Series D
5.50%, 11/01/12	20,050	21,671,844
Series B
5.00%, 8/01/12	17,750	18,799,735
Series C
5.00%, 5/01/12	8,175	8,640,157
Massachusetts
(Consolidated Loan)
(Prerefunded)
MBIA Series D
5.375%, 8/01/22	2,605	2,754,501
Series C
5.375%, 12/01/18	11,870	12,684,044
5.75%, 10/01/14	3,325	3,491,516
Massachusetts Bay Transp Auth
GTD Series A
5.25%, 7/01/20	3,600	3,845,196
5.50%, 3/01/12	3,780	3,950,440
5.75%, 3/01/10	2,255	2,353,701
MBIA Series A
7.00%, 3/01/10	9,700	10,284,522
Massachusetts HEFA (Caregroup, Inc.)
Series E2
5.00%, 7/01/12–7/01/17	21,935	21,939,939
Massachusetts HEFA (Harvard Univ)
Series N
6.25%, 4/01/20	2,820	3,199,403

Schedule of Investments—Diversified Municipal Portfolio	19

Principal Amount (000)		U.S. $ Value

Massachusetts Port Auth
FSA Series B
5.50%, 7/01/09	$1,780	$1,812,165
Massachusetts Wtr Pollution Abatement Trust (New Bedford Program)
Series A
5.125%, 2/01/16	3,460	3,509,201
Massachusetts Wtr Pollution Abatement Trust (Prerefunded)
Series B
5.25%, 8/01/14	995	1,059,536
Massachusetts Wtr Pollution Abatement Trust (Unrefunded)
Series B
5.25%, 8/01/14	60	63,697
Univ of Massachusetts Bldg Auth
AMBAC Series Senior 2
5.00%, 11/01/18	18,690	19,250,326

		206,495,650

Michigan–1.4%
Detroit
MBIA Series 2004
5.00%, 4/01/09	2,450	2,469,159
Detroit City Sch Dist
AMBAC Series A
6.50%, 5/01/10	1,065	1,117,952
Detroit City Sch Dist
(Sch Bldg & Site Impr)
FGIC Series 2A
5.00%, 5/01/32	1,405	1,499,514
Detroit Swr Disp Rev
FGIC Series A
6.00%, 7/01/29	3,105	3,254,754
MBIA Series B
6.00%, 7/01/10	2,510	2,624,255
Detroit Wtr Sup Sys Rev Senior Lien
FGIC Series A
5.25%, 7/01/33	5,155	5,433,061
Grand Rapids Wtr Sup Sys Rev
FGIC
5.75%, 1/01/12	2,100	2,206,575
Lansing Comnty Coll
FGIC
5.50%, 5/01/16	3,515	3,789,873
Michigan
FSA Series B
5.00%, 9/01/13	2,055	2,187,198
Michigan (New Ctr Dev) COP
MBIA
5.375%, 9/01/19	4,775	5,077,783

Principal Amount (000)		U.S. $ Value

Michigan (Trunk Line)
FGIC
5.00%, 11/01/12	$4,130	$4,379,535
5.25%, 11/01/13	5,000	5,372,400
FSA Series 05B
5.00%, 9/01/11	5,130	5,406,507
FSA Series A
5.50%, 11/01/18	1,110	1,193,350
Michigan Muni Bond Auth
5.50%, 10/01/13–10/01/15	5,165	5,638,349
Michigan Muni Bond Auth (Clean Wtr Revolving Fund) (Prerefunded)
5.625%, 10/01/11	1,270	1,323,696
Michigan Muni Bond Auth (Sch Loan)
Series A
5.25%, 12/01/10	5,215	5,440,705
Michigan Pub Pwr Agy (Belle River Proj)
MBIA
5.25%, 1/01/14	3,380	3,597,638
MBIA Series A
5.25%, 1/01/10	9,065	9,325,347
Walled Lake Consolidated Sch Dist
Q-SBLF
5.75%, 5/01/13	2,000	2,099,260

		73,436,911

Minnesota–0.3%
Minnesota Muni Pwr Agy Elec Rev
4.50%, 10/01/12	2,395	2,453,917
Saint Paul Hsg & Redev Auth Hosp Rev (Healtheast Proj)
5.15%, 11/15/20	2,770	2,542,251
5.75%, 11/15/21	1,750	1,676,832
Southern Minnesota Muni Pwr Agy
AMBAC Series A
5.25%, 1/01/16	6,820	7,175,799

		13,848,799

Missouri–0.2%
Jackson Cnty Pub Bldg Corp. Leasehold Rev (Capital Impr Proj)
5.00%, 12/01/25	1,955	1,861,140
Kansas City Muni Assistance Corp.
FGIC
5.00%, 4/15/13	7,215	7,553,961
Missouri Hsg Dev Commission, SFMR AMT
GNMA/ FNMA Series B-2
6.40%, 9/01/29	285	288,905

		9,704,006

20	Sanford C. Bernstein Fund, Inc.—2008 Annual Report

Principal Amount (000)		U.S. $ Value

Nebraska–0.2%
Nebraska Pub Pwr Dist
MBIA Series B
5.00%, 1/01/11	$10,355	$10,743,727

Nevada–4.1%
Clark Cnty
AMBAC
5.00%, 7/01/14–11/01/16	43,365	45,854,924
AMBAC Series A
6.50%, 6/01/17	1,760	2,020,938
FSA Series A
5.00%, 6/01/12	8,695	9,185,050
FSA Series B
5.00%, 6/01/12–6/01/13	12,325	13,048,528
Clark Cnty (Dist No. 142)
5.30%, 8/01/11	1,570	1,533,717
Clark Cnty Impr (Dist No. 142)
5.00%, 8/01/10	3,395	3,339,050
Clark Cnty Impr Dist (Summerlin No. 151)
3.95%, 8/01/09	470	462,113
4.40%, 8/01/12	190	177,019
Clark Cnty Passenger Fac (McCarran Intl)
Series 2008
5.00%, 7/01/12	2,745	2,866,603
5.25%, 7/01/17	16,695	17,213,046
Series A
5.00%, 7/01/13–7/01/14	8,225	8,545,014
Clark Cnty PCR (Southern California) AMT
Series C
3.25%, 6/01/31(b)	1,195	1,191,881
Clark Cnty Sch Dist
FGIC Series A
5.00%, 6/15/17	27,880	28,905,426
5.25%, 6/15/14	5,505	5,884,129
FSA
5.50%, 6/15/12	13,425	14,396,702
FSA Series C
5.00%, 6/15/19	22,380	22,798,282
5.25%, 6/15/13	8,800	9,422,248
MBIA Series C
5.00%, 6/15/10–6/15/13	8,740	9,183,048
MBIA Series D
5.25%, 6/15/12	5,000	5,309,850
Henderson Loc Impr Dist No. T-16
4.75%, 3/01/13	975	716,450
Las Vegas Spl Impr Dist No. 607(Loc Impr Bonds)
5.15%, 6/01/11	2,000	1,907,660
Nevada
Series 2008C
5.00%, 6/01/15	4,555	4,846,201

Principal Amount (000)		U.S. $ Value

Washoe Cnty Sch Dist (Prerefunded)
FGIC
5.25%, 6/01/14	$1,555	$1,560,987

		210,368,866

New Hampshire–0.3%
Manchester Hsg & Redev Auth
ACA Series A
6.75%, 1/01/13–1/01/15	6,155	6,227,403
New Hampshire HEFA
AMBAC
5.375%, 7/01/20	7,090	7,233,502

		13,460,905

New Jersey–8.1%
Garden St Preservation Trust (Open Space & Farmland)
FSA Series 05A
5.80%, 11/01/17	2,325	2,549,153
New Jersey
5.00%, 6/01/16	4,570	4,856,356
5.25%, 7/01/16	3,515	3,785,514
MBIA-IBC
5.50%, 8/01/11	3,530	3,765,416
New Jersey COP
Series A
5.00%, 6/15/13–6/15/14	7,320	7,604,215
New Jersey Ed Fac Auth
(Prerefunded)
AMBAC Series 02A
5.25%, 9/01/21	4,505	4,841,839
New Jersey EDA
5.00%, 5/01/15–5/01/16	55,310	57,662,670
MBIA Series 1A
5.00%, 7/01/11	11,795	12,341,698
MBIA Series G
5.00%, 9/01/15	3,645	3,771,409
New Jersey EDA (Cigarette Tax)
FGIC
5.00%, 6/15/09–6/15/10	16,155	16,366,438
FGIC Series 4
5.00%, 6/15/11	4,690	4,709,604
FSA
5.00%, 6/15/09	2,565	2,590,009
New Jersey EDA (Market Transition Fac Rev, Senior Lien)
MBIA Series A
5.00%, 7/01/09	3,790	3,851,701
New Jersey EDA (Sch Fac Constr)
FGIC
5.25%, 6/15/18	13,680	14,770,022
MBIA Series G
5.00%, 9/01/13	20,445	21,505,891

Schedule of Investments—Diversified Municipal Portfolio	21

Principal Amount (000)		U.S. $ Value

Series W
5.00%, 3/01/15	$2,325	$2,429,834
New Jersey EDA (Spl Cigarette Tax)
FSA Series 4
5.00%, 6/15/10	3,615	3,706,568
New Jersey Hlth Care Fac Fin Auth (Jersey City Med Ctr)
AMBAC FHA
4.80%, 8/01/21	180	180,819
New Jersey St Trpk Auth (Unrefunded)
MBIA Series A
6.00%, 1/01/11	14,175	14,935,772
New Jersey Transp Trust Fund Auth
AMBAC Series A
5.50%, 12/15/13	7,415	7,921,296
AMBAC Series C
5.25%, 12/15/09	2,425	2,499,763
FGIC Series A
5.00%, 6/15/13–6/15/14	11,520	12,005,284
FGIC Series B
5.25%, 12/15/13	5,000	5,288,100
FSA Series C
5.75%, 12/15/12	5,000	5,389,000
MBIA Series A
5.25%, 12/15/11–12/15/13	36,415	38,406,874
MBIA Series B
5.25%, 12/15/13–12/15/14	24,050	25,459,616
Series C
5.50%, 6/15/14	13,390	14,631,655
Tobacco Settlement Fin Corp.
6.25%, 6/01/43	22,020	24,652,491
6.75%, 6/01/39	84,940	95,739,272

		418,218,279

New York–7.2%
Metro Transp Auth, Dedicated Tax Fund (Prerefunded)
FGIC Series A
5.00%, 4/01/23	2,835	3,045,839
New York City
5.25%, 8/01/16(e)	17,120	17,912,142
Series 4B
5.00%, 8/01/10	14,270	14,752,754
Series 4G
5.00%, 8/01/12	21,110	22,072,405
Series B
5.00%, 9/01/15(e)	10,000	10,371,900
Series C
5.00%, 1/01/15–1/01/16	15,370	15,858,874
5.50%, 8/01/14	4,780	5,042,613
Series D
5.00%, 2/01/15–2/01/16	10,290	10,652,899
Series E
5.00%, 8/01/14–8/01/16	36,490	37,964,858

Principal Amount (000)		U.S. $ Value

Series G
5.00%, 8/01/11	$7,360	$7,668,531
Series H
5.00%, 8/01/11	3,450	3,594,624
Series I
5.00%, 8/01/10	4,520	4,672,912
5.875%, 3/15/13	100	100,296
Series J
5.00%, 3/01/17	2,355	2,393,622
Series J-1
5.00%, 8/01/13	10,920	11,404,302
Series N
5.00%, 8/01/12	2,020	2,112,092
New York City TFA
5.00%, 8/01/11	4,900	5,161,454
MBIA Series D
5.25%, 2/01/20	2,360	2,411,070
MBIA Series E
5.25%, 2/01/21	2,760	2,800,296
Series B
5.25%, 2/01/29(b)	14,005	14,595,451
New York City TFA (Future Tax Secured)
MBIA Series E
5.25%, 2/01/22	4,685	4,724,307
New York St Dorm Auth
6.00%, 12/01/16	4,530	4,570,226
New York St Dorm Auth (City Univ)
Series 2008B
5.00%, 7/01/15–7/01/16	33,770	34,982,744
Series A
5.75%, 7/01/13	1,280	1,357,363
New York St Dorm Auth (Mental Hlth Fac Impr)
FSA Series B
5.00%, 2/15/10	2,160	2,227,025
New York St Dorm Auth (Mental Hlth Svc)
MBIA Series 1998D
5.25%, 2/15/13	115	116,434
New York St Dorm Auth (NY Univ)
MBIA Series A
6.00%, 7/01/18	2,865	3,203,185
New York St Dorm Auth (Orange Regl Med Ctr)
6.00%, 12/01/13–12/01/15	9,500	9,673,355
Series 2008
5.50%, 12/01/11	3,000	3,015,300
New York St Hsg Fin Agy (Affordable Hsg)
Series B
4.05%, 11/01/10	6,875	6,849,081

22	Sanford C. Bernstein Fund, Inc.—2008 Annual Report

Principal Amount (000)		U.S. $ Value

New York St Thruway Auth (Hwy & Brdg Trust Fund)
FGIC Series B
5.00%, 4/01/13–4/01/16	$50,800	$53,378,454
FSA Series B
5.00%, 4/01/15	10,255	10,933,061
MBIA Series A
5.00%, 4/01/21	4,700	5,031,209
MBIA Series C
5.25%, 4/01/11	6,115	6,432,735
New York St Thruway Auth (Personal Income Tax)
FSA Series A
5.00%, 3/15/18	7,860	8,135,572
Tobacco Settlement Fin Corp.
Series 2008
5.00%, 6/01/12	5,840	6,099,471
Series B-1C
5.50%, 6/01/14	16,590	16,761,707

		372,080,163

North Carolina–3.4%
North Carolina Eastern Muni Pwr Agy
ACA Series B
6.125%, 1/01/09	2,105	2,111,357
Series A
5.00%, 1/01/14–1/01/15	9,410	9,513,508
5.50%, 1/01/11	3,740	3,863,083
Series B
5.70%, 1/01/17	1,880	1,898,706
6.125%, 1/01/09	3,935	3,946,884
Series C
5.25%, 1/01/11	2,765	2,841,314
Series D
6.45%, 1/01/14	630	649,221
North Carolina Eastern Muni Pwr Agy (Prerefunded)
Series A
6.00%, 1/01/26	1,720	1,881,491
North Carolina Infra Fin Corp.
FSA Series A
5.00%, 2/01/13–2/01/15	22,430	23,821,280
Series A
5.00%, 2/01/13	4,295	4,535,520
North Carolina Muni Pwr Agy No 1 (Catawba Elec Rev)
5.25%, 1/01/14	15,545	15,900,825
AMBAC Series A
5.25%, 1/01/15	5,450	5,610,176
Series A
5.25%, 1/01/15–1/01/17	63,995	64,575,873
5.50%, 1/01/12–1/01/13	13,755	14,234,806
Series C
5.25%, 1/01/14–1/01/17	18,155	18,360,418

Principal Amount (000)		U.S. $ Value

North Carolina Muni Pwr Agy No 1 (Catawba Elec Rev) ETM
5.50%, 1/01/13	$4,170	$4,408,482

		178,152,944

Ohio–1.6%
Cincinnati
Series A
5.00%, 12/01/15	5,780	6,203,501
Cleveland
FGIC Series K
5.25%, 1/01/13	5,000	5,273,750
Cuyahoga Cnty Hosp Fac (Canton Inc Proj)
6.75%, 1/01/10	920	934,830
Hamilton Cnty Sales Tax (Prerefunded)
AMBAC Series B
5.75%, 12/01/12–12/01/13	5,145	5,484,364
Hamilton Cnty Sales Tax
(Unrefunded)
AMBAC Series B
5.75%, 12/01/12–12/01/13	1,310	1,373,580
Montgomery Cnty Hosp Rev (Grandview Hosp & Med Ctr)
5.60%, 12/01/11	1,000	1,037,560
Montgomery Cnty Hosp Rev (Grandview Hosp & Med Ctr) ETM
5.40%, 12/01/09	1,145	1,185,396
Montgomery Cnty Hosp Rev (Grandview Hosp & Med Ctr) (Prerefunded)
5.50%, 12/01/10	2,100	2,176,482
Ohio
Series A
5.00%, 6/15/14	2,195	2,346,126
Series I
5.00%, 5/01/14	5,000	5,337,750
Ohio (Common Sch)
Series B
5.00%, 9/15/11	1,785	1,884,014
Ohio (Hgr Ed Cap Fac)
AMBAC Series A
5.00%, 8/01/11	16,500	17,346,450
Ohio St Bldg Auth
5.00%, 4/01/12	5,000	5,285,150
Ohio St Bldg Auth (Workers Compensation Fac)
FGIC Series A
5.00%, 4/01/12	7,265	7,654,767
Ohio St Hgr Ed Cap Fac
Series A
5.20%, 2/01/10	6,890	7,132,115

Schedule of Investments—Diversified Municipal Portfolio	23

Principal Amount (000)		U.S. $ Value

Ohio St Wtr Dev Auth PCR (Wtr Quality Loan Fund)
5.00%, 6/01/13	$5,860	$6,260,765
Port Auth Columbiana Cnty SWFR (Liberty Waste Transp LLC Proj) AMT
Series A
7.00%, 8/01/21	4,355	4,170,043

		81,086,643

Oklahoma–1.4%
McGee Creek Auth Wtr Rev
MBIA
6.00%, 1/01/23	3,980	4,394,238
Oklahoma Dev Fin Auth (Hillcrest Hlthcare Sys) ETM
Series A
5.00%, 8/15/09	1,000	1,021,270
Oklahoma Dev Fin Auth (Hillcrest Hlthcare Sys) (Prerefunded)
Series A
5.75%, 8/15/13	2,240	2,323,866
Oklahoma Hsg Fin Agy MFHR AMT
Series B-2
6.55%, 3/01/29	30	30,041
Oklahoma Transp Auth
AMBAC Series A
5.00%, 1/01/09	9,685	9,731,101
Tulsa Cnty Indl Auth (Capital Impr Rev)
FSA Series B
5.00%, 5/15/10–5/15/12	51,315	53,933,249

		71,433,765

Oregon–0.5%
Clackamas & Washington Cnty (Dist No. 003)
FGIC Series B
5.00%, 6/15/12	5,190	5,476,176
Emerald Peoples Util Dist
FGIC
7.35%, 11/01/08	1,265	1,268,188
Oregon St Dept of Administrative Svs
MBIA Series B
5.25%, 5/01/14	1,775	1,865,738
Portland Swr Sys Rev
MBIA Series A
5.00%, 6/15/13	5,090	5,399,828
Tri-Cnty Metro Transp Dist
MBIA
4.00%, 5/01/14	4,500	4,500,135
5.00%, 5/01/12	1,080	1,140,329

Principal Amount (000)		U.S. $ Value

Washington Cnty Sch Dist No. 48 (J Beaverton Ref)
FSA
5.00%, 6/01/13	$4,600	$4,908,430

		24,558,824

Pennsylvania–6.4%
Allegheny Cnty
MBIA Series C-54
5.375%, 11/01/18	3,400	3,680,500
Allegheny Cnty Arpt Rev (Pittsburgh In’l Arpt) AMT
MBIA Series A-1
5.75%, 1/01/09	4,310	4,319,482
Allegheny Cnty Hosp Dev Auth (Univ of Pittsburgh Med Ctr)
Series 2008A
5.00%, 9/01/14	46,500	48,107,970
Series B
5.00%, 6/15/18	8,200	8,199,426
Allegheny Cnty Hosp Dev Auth (West Pennsylvania Hlth Sys)
Series A
5.00%, 11/15/09–11/15/13	23,340	22,159,384
Series B
9.25%, 11/15/22	3,020	3,478,496
Allegheny Cnty Redev Auth
(Pittsburgh Mills Proj)
5.10%, 7/01/14	560	552,412
Beaver Cnty IDA PCR (Cleveland Elec Proj)
Series 98
3.75%, 10/01/30(b)	13,165	13,165,000
Bucks Cnty IDA (Waste Mangement Inc. Proj)
3.90%, 12/01/22(b)	15,180	14,913,894
Central Bucks Sch Dist
5.00%, 5/15/16	5,000	5,264,900
Chester Cnty HEFA (Chester Cnty Hosp)
Series A
6.75%, 7/01/21	1,320	1,343,760
Pennsylvania
5.00%, 3/01/16	19,040	20,275,315
5.25%, 7/01/14	13,440	14,551,757
FGIC
5.00%, 7/01/12–7/01/13	97,405	103,456,444
5.50%, 2/01/14	5,310	5,789,493
MBIA
5.00%, 9/01/11–2/01/15	33,770	35,768,328
5.25%, 2/01/11–2/01/14	11,970	12,891,271
5.375%, 7/01/16	2,225	2,426,874
Pennsylvania St Pub Sch Bldg Auth
Series A
5.00%, 6/01/14	5,370	5,731,831

24	Sanford C. Bernstein Fund, Inc.—2008 Annual Report

Principal Amount (000)		U.S. $ Value

Philadelphia Parking Auth
FSA
5.50%, 9/01/11	$1,915	$1,979,804
Westmoreland Cnty Muni Auth Muni Svc Rev
FGIC
5.00%, 8/15/09	4,135	4,172,835

		332,229,176

Puerto Rico–2.1%
Comwlth of Puerto Rico
Series A
5.25%, 7/01/11	2,135	2,182,397
Govt Dev Bank for Puerto Rico
Series B
5.00%, 12/01/13	3,445	3,475,936
Puerto Rico
Series A
5.00%, 7/01/30(b)	26,525	26,576,724
Puerto Rico Govt Dev Bank
Series B
5.00%, 12/01/08–12/01/10	21,995	22,000,500
Puerto Rico Pub Bldg Auth
Series M
5.50%, 7/01/13	15,205	15,618,120
Puerto Rico Pub Fin Corp.
Series A
5.75%, 8/01/27(b)	10,145	10,254,059
Univ of Puerto Rico
Series P
5.00%, 6/01/12–6/01/14	13,525	13,648,876
Series Q
5.00%, 6/01/12–6/01/15	13,055	13,094,244

		106,850,856

Rhode Island–0.3%
Providence Pub Bldg Auth
FSA Series A
5.10%, 12/15/09	1,000	1,005,600
Rhode Island Depositors Econ Protection Corp. ETM
FSA Series A
5.50%, 8/01/20	1,500	1,589,670
5.75%, 8/01/19	4,940	5,483,548
Series A
6.375%, 8/01/22	5,780	6,492,038

		14,570,856

South Carolina–1.0%
Greenville Cnty Sch Dist
5.00%, 12/01/10–12/01/15	22,600	23,802,354
Horry Cnty Sch Dist
SCSDE Series A
5.375%, 3/01/18	5,285	5,485,354

Principal Amount (000)		U.S. $ Value

Lancaster Cnty Assmt Rev (Edenmoor Impr Dist)
Series B
5.375%, 12/01/16	$3,775	$3,411,166
Newberry Investing in Children Ed Newberry Cnty (Sch Dist Proj)
5.25%, 12/01/23–12/01/25	2,315	2,067,557
Richland Cnty
Series A
4.60%, 9/01/12	6,335	5,970,864
South Carolina St Pub Svc Auth
FSA Series D
5.25%, 1/01/14	2,080	2,194,567
MBIA Series B
5.00%, 1/01/11–1/01/12	7,385	7,739,653

		50,671,515

Tennessee–0.1%
Memphis-Shelby Cnty Arpt Auth
AMBAC Series D
6.25%, 3/01/18	3,000	3,033,120
Memphis-Shelby Cnty Arpt Auth AMT
MBIA Series A
6.25%, 2/15/10	1,000	1,025,950
Tennessee Energy Acquisition Corp.
(Prepaid Gas)
Series A
5.25%, 9/01/21	2,115	1,767,802

		5,826,872

Texas–8.8%
Arlington ISD
5.00%, 2/15/13	2,000	2,123,760
PSF-GTD
5.00%, 2/15/14–2/15/21	6,265	6,507,002
Austin Elec Util Sys
FSA
5.00%, 11/15/13	3,035	3,240,591
Bell Cnty Hlth Fac Dev Corp (Lutheran Gen Hlthcare Sys) ETM
6.50%, 7/01/19	1,000	1,162,840
Brownsville Util Sys Rev
AMBAC
6.25%, 9/01/10–9/01/11	2,775	2,990,618
Camino Real Regl Mobility Auth
5.00%, 2/15/14–2/15/22	66,195	67,026,924
Series 2008
5.00%, 8/15/21	5,000	4,718,650
Clear Creek ISD
Series A
5.00%, 2/15/16	1,280	1,359,232
Conroe ISD
5.00%, 2/15/16	6,260	6,590,528

Schedule of Investments—Diversified Municipal Portfolio	25

Principal Amount (000)		U.S. $ Value

Dallas
5.00%, 2/15/11–2/15/14	$26,750	$28,379,874
Dallas Cnty Util & Reclamation Dist
MBIA
5.00%, 2/15/10	4,630	4,701,858
Dallas Wtrwks & Swr Sys Rev (Prerefunded)
5.00%, 10/01/13	2,395	2,457,030
Dallas Wtrwks & Swr Sys Rev (Refunded)
5.00%, 10/01/13	1,225	1,244,000
AMBAC Series 2007
5.00%, 10/01/14	8,295	8,824,138
El Paso
FGIC
5.00%, 8/15/12	5,750	6,076,197
Fort Worth ISD
5.00%, 2/15/16	5,000	5,309,500
Fort Worth Wtr & Swr Rev
FSA Series A
5.00%, 2/15/11	5,000	5,240,650
Harris Cnty (Permanent Impr)
Series A
5.25%, 10/01/24	14,000	14,114,380
Harris Cnty
(Prerefunded)
5.375%, 10/01/18	1,475	1,575,477
Harris Cnty (Toll Road) Senior Lien
FSA
5.375%, 8/15/23	2,770	2,987,362
Harris Cnty (Unrefunded)
5.375%, 10/01/18	920	950,645
Harris Cnty Flood Ctl Dist
Series A
5.25%, 10/01/20–10/01/23	11,970	12,899,231
Houston
MBIA Series A
5.00%, 3/01/11–3/01/12	32,690	34,269,771
5.25%, 3/01/14	10,040	10,781,153
MBIA Series B
5.25%, 3/01/12	1,720	1,826,176
Houston Hotel Occupancy Tax & Spl Rev (Conventions & Entertainment)
AMBAC Series A
5.50%, 9/01/10	3,000	3,129,120
Houston Wtr & Swr Sys Rev Junior Lien Forward
FSA Series A
5.00%, 12/01/30	1,610	1,712,316

Principal Amount (000)		U.S. $ Value

Houston Wtr & Swr Sys Rev Junior Lien Forward (Prerefunded)
AMBAC Series B
5.75%, 12/01/16–12/01/17	$5,000	$5,441,950
Katy Dev Auth (Metro Contract)
Series A
5.75%, 6/01/09	3,020	3,011,665
Lamar Consolidated ISD (Schhouse)
PSF-GTD
5.00%, 2/15/12	3,700	3,902,353
Lower Colorado River Auth
FSA Series 1999
5.875%, 5/15/16	10,760	10,975,523
FSA Series A
5.875%, 5/15/16	25	25,790
Magnolia ISD
5.00%, 8/15/16	425	428,744
North Texas Tollway Auth
Series 2008H
5.00%, 1/01/38–1/01/42(b)	17,200	17,266,742
Series 2008H-1
5.00%, 1/01/43(b)	49,875	50,239,586
Plano
5.00%, 9/01/13	5,045	5,393,004
Retama Dev Corp Spl Fac Rev (Retama Racetrack) ETM
8.75%, 12/15/13–12/15/15	7,105	8,684,381
SA Energy Acquisition Pub Fac Corp.
5.25%, 8/01/15	1,880	1,683,032
San Antonio Cnty
FGIC Series 2006
5.25%, 8/01/12	5,000	5,325,450
San Antonio Elec & Gas Pwr Sys
5.25%, 2/01/14	4,395	4,734,646
5.375%, 2/01/13–2/01/20	7,500	8,027,900
San Antonio Wtr Sys Rev
FSA
5.50%, 5/15/18	4,000	4,161,720
Tarrant Cnty Cultural Ed Fac Fin Corp.
5.25%, 11/15/16	1,160	1,071,631
Tarrant Cnty Hlth Fac Dev Corp (Harris Mthodist Hlth Sys) ETM
AMBAC Series A
5.125%, 9/01/12	2,255	2,355,190
Texas
Series A
5.50%, 10/01/12	1,055	1,123,142
Texas (Prerefunded)
5.25%, 8/01/21	660	675,853

26	Sanford C. Bernstein Fund, Inc.—2008 Annual Report

Principal Amount (000)		U.S. $ Value

Texas (Unrefunded)
5.25%, 8/01/21	$2,215	$2,224,259
Texas A & M Univ Rev (Fin Sys)
Series B
5.00%, 5/15/12	1,710	1,812,480
Texas Muni Pwr Agy
MBIA
Zero Coupon, 9/01/13	2,345	1,912,019
5.25%, 9/01/09	1,530	1,563,721
Texas Pub Fin Auth
AMBAC
5.00%, 2/01/15	5,000	5,252,050
Texas St Transp Commission
5.00%, 4/01/14–4/01/16	14,985	15,953,106
Series A
5.00%, 4/01/13	6,935	7,375,997
5.25%, 4/01/14	10,185	10,989,717
Texas St Univ Sys
FSA
5.25%, 3/15/13	5,320	5,641,328
Univ of Texas
Series A
5.25%, 8/15/16	1,125	1,221,424
Series B
5.00%, 8/15/14	5,535	5,938,280
Series D
5.00%, 8/15/14–8/15/16	11,380	12,187,580
Univ of Texas (Prerefunded)
Series B
5.375%, 8/15/19	1,270	1,336,840
Williamson Cnty
MBIA
5.00%, 2/15/14	5,000	5,306,050

		455,442,176

Utah–0.1%
Intermountain Pwr Agy, Pwr Sup Rev
AMBAC
5.00%, 7/01/10	1,505	1,563,274
FSA Series A
5.00%, 7/01/10	2,870	2,988,617

		4,551,891

Virginia–1.7%
Amelia Cnty IDA
4.80%, 4/01/27(b)	1,040	1,032,907
Broad Street CDA
7.125%, 6/01/15	3,510	3,596,206
Celebrate North CDD (Spl Assmt Rev)
Series B
6.25%, 3/01/18	3,561	3,481,696

Principal Amount (000)		U.S. $ Value

Hampton
MBIA
5.00%, 1/15/15	$5,000	$5,309,300
Norfolk
MBIA
5.00%, 3/01/14	3,065	3,258,677
Richmond
FSA
5.50%, 1/15/12	4,000	4,262,680
Virginia Coll Bldg Auth
5.00%, 2/01/12	16,585	17,524,872
Virginia Comwlth Brdg of Transp Rev (U.S. Route 58 Corridor Dev)
Series B
5.25%, 5/15/11	5,620	5,943,038
Virginia Pub Bldg Auth
Series B
5.00%, 8/01/12–8/01/14	25,140	26,798,711
Series C
5.00%, 8/01/12	8,300	8,818,501
Virginia Pub Sch Auth
Series A
5.00%, 8/01/14	5,040	5,394,060

		85,420,648

Washington–9.1%
Central Puget Sound Regl Transp Auth
AMBAC Series A
5.00%, 11/01/18	1,015	1,048,840
Cowlitz Cnty Spl Swr Rev (Wastewtr Treatment)
FGIC
5.50%, 11/01/19	1,435	1,451,546
Douglas Cnty Sch Dist No. 206 (Eastmont)
FGIC
5.75%, 12/01/14	1,150	1,236,974
Energy Northwest
AMBAC Series A
5.00%, 7/01/18	5,040	5,181,876
5.25%, 7/01/11	4,505	4,766,733
MBIA Series A
5.25%, 7/01/13	6,545	7,029,461
5.50%, 7/01/12	1,855	1,990,100
5.75%, 7/01/17	7,000	7,352,030
Series 2007
5.00%, 7/01/16	9,355	9,844,828
Series 2008A
5.25%, 7/01/16	6,395	6,834,592
Series A
5.00%, 7/01/12–7/01/15	31,130	32,902,445
5.50%, 7/01/13	3,840	4,144,934
Series C
5.00%, 7/01/14–7/01/16	26,260	27,748,288
Series D
5.00%, 7/01/13	5,060	5,352,569

Schedule of Investments—Diversified Municipal Portfolio	27

Principal Amount (000)		U.S. $ Value

XLCA Series A
5.50%, 7/01/10	$1,350	$1,411,344
Energy Northwest (Bonneville Pwr Admin)
Series 2007C
5.00%, 7/01/16–7/01/17	17,700	18,545,522
Energy Northwest (Columbia Generating)
MBIA Series A
5.75%, 7/01/18	2,455	2,562,922
King Cnty Sch Dist No. 1 Seattle
Series A
5.00%, 12/01/12–12/01/13	73,650	78,777,347
Seattle
5.00%, 1/01/10	2,285	2,354,761
FSA
5.00%, 8/01/13	9,915	10,569,886
Seattle Muni Light & Pwr Rev
5.625%, 12/01/12–12/01/16	6,590	6,908,213
Tacoma City
FSA
5.00%, 1/01/15	20,945	22,293,439
Washington
AMBAC
5.00%, 1/01/12–1/01/14	43,250	45,794,727
AMBAC Series A
5.00%, 1/01/14	8,810	9,372,519
AMBAC Series C
5.00%, 1/01/15–1/01/16	17,610	18,690,521
AMBAC Series D
5.00%, 1/01/14	7,610	8,095,899
AMBAC Series E
5.00%, 1/01/13–1/01/14	8,775	9,323,385
FSA
5.00%, 7/01/14–7/01/15	10,550	11,272,565
FSA Series 2007A
5.00%, 7/01/14	6,260	6,694,068
FSA Series B
5.00%, 7/01/13	5,785	6,171,438
FSA Series D
5.00%, 1/01/14	2,655	2,831,053
MBIA Series 2004A
5.00%, 7/01/13	2,050	2,182,327
Series 2003A
5.00%, 7/01/13	5,000	5,253,650
Series 2008D
5.00%, 1/01/15	5,980	6,354,707
Series A
5.00%, 7/01/13	10,330	10,996,802
Series B
5.00%, 7/01/13	1,700	1,809,735
Series C
5.00%, 1/01/13–1/01/17	51,490	54,664,775
Washington (Various Purpose)
AMBAC Series 2006A
5.00%, 7/01/13	3,435	3,656,729

Principal Amount (000)		U.S. $ Value

Washington Hlth Care Fac Auth (Children’s Hosp)
FSA
5.25%, 10/01/14	$5,425	$5,484,298

		468,957,848

Wisconsin–2.3%
Milwaukee Metro Swr Dist
5.00%, 10/01/16	3,710	3,961,724
Wisconsin
AMBAC Series 1
5.00%, 5/01/15–5/01/16	12,830	13,626,045
FGIC Series 3
5.25%, 5/01/13	5,500	5,896,495
FGIC Series E
5.00%, 5/01/15	4,175	4,434,101
FSA Series B
5.25%, 5/01/17	2,000	2,111,800
MBIA Series 1
5.25%, 5/01/13	4,545	4,876,603
5.50%, 5/01/10	5,205	5,427,670
MBIA Series 2
5.00%, 5/01/14	19,965	21,251,345
MBIA Series A
5.00%, 5/01/13	12,570	13,355,374
MBIA Series B
5.00%, 5/01/11–5/01/13	16,390	17,256,907
Wisconsin St Transp Rev
AMBAC Series B
5.00%, 7/01/13	4,270	4,520,734
FGIC
5.00%, 7/01/16	6,885	7,250,180
FGIC Series I
5.00%, 7/01/17	2,000	2,092,100
FSA Series A
5.25%, 7/01/14–7/01/16	12,610	13,617,751

		119,678,829

Total Long-Term Municipal Bonds (cost $5,130,787,097)		5,079,855,808

Short-Term Municipal Notes–0.7%
Alaska–0.1%
Valdez Marine Term Rev (BP Pipelines, Inc. Proj)
Series 03B
4.25%, 7/01/37(f)(g)	2,700	2,700,000
Series 03C
4.25%, 7/01/37(f)(g)	3,000	3,000,000

		5,700,000

California–0.1%
California (Daily Kindergarten Univ)
Series A-2
3.75%, 5/01/34(f)(g)	2,100	2,100,000

28	Sanford C. Bernstein Fund, Inc.—2008 Annual Report

Principal Amount (000)		U.S. $ Value

California Dept of Wtr Res (Pwr Sup Rev)
5.05%, 5/01/22(f)(g)	$1,200	$1,200,000
Series F-4
3.95%, 5/01/22(g)	1,000	1,000,000

		4,300,000

Colorado–0.1%
Colorado Ed & Cultural Fac Auth (Natl Jewish Fed Bd Prog)
4.25%, 7/01/29(f)(g)	2,000	2,000,000
4.25%, 9/01/35(g)	1,300	1,300,000
Colorado Ed & Cultural Fac Auth (Natll Jewish Fed Bd Prog)
4.25%, 9/01/33(g)	725	725,000

		4,025,000

Florida–0.1%
Alachua Cnty Hlth Fac Auth
Series 02A
5.50%, 12/01/12(f)(g)	3,700	3,700,000
Orange Cnty IDA (Catholic Charities Ctr)
5.50%, 7/01/37(f)(g)	1,800	1,800,000
Orange Cnty IDA (Lake Highland Prep Sch)
7.25%, 8/01/32(g)	400	400,000

		5,900,000

Principal Amount (000)		U.S. $ Value

Illinois–0.1%
Chicago Brd of Ed
FSA Series C1
4.60%, 3/01/31(f)(g)	$3,900	$3,900,000

Mississippi–0.0%
Mississippi Business Fin Commission (Chevron USA Inc. Proj)
4.50%, 12/01/30(g)	500	500,000

New York–0.1%
New York City Muni Wtr Fin Auth
4.50%, 6/15/32(f)(g)	6,650	6,650,000

South Carolina–0.1%
South Carolina Jobs EDA (South Carolina St Univ Hsg)
Series A
7.25%, 3/01/27(f)(g)	3,135	3,134,487

Total Short-Term Municipal Notes (cost $34,109,487)		34,109,487

Total Investments—99.2%
(cost $5,164,896,584)		5,113,965,295

Other assets less liabilities—0.8%		42,439,393

Net Assets—100.0%		$5,156,404,688

INTEREST RATE SWAP TRANSACTIONS (see Note 1.M)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$22,255	2/12/12	BMA	*	3.548%	$451,472

*Variable interest rate based on the Securities Industry & Financial Markets Association, formerly the Bond Market Association (BMA).

(a)	Floating Rate Security. Stated interest rate was in effect at September 30, 2008.
(b)	Variable rate coupon, rate shown as of September 30, 2008.
(c)	Illiquid security.
(d)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(e)	When-Issued or delayed delivery security.
(f)	Position, or a portion thereof, has been segregated to collateralize when issued and/or delayed delivery securities.

(g)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of September 30, 2008, the Portfolio held 50.3% of net assets in insured bonds (of this amount 8.4% represents the Portfolio’s holding in pre-refunded bonds).

Schedule of Investments—Diversified Municipal Portfolio	29

Glossary:

ACA—ACA Capita

AMBAC—American Bond Assurance Corporation

AMT—Alternative Minimum Tax (subject to)

ASSURED GTY—Assured Guaranty

CDA—Community Development Administration

CDD—Community Development District

CFD—Community Facilities District

COP—Certificate of Participation

EDA—Economic Development Agency

ETM—Escrow to Maturity

FGIC—Financial Guaranty Insurance Company

FHA—Federal Housing Administration

FHLMC—Federal Home Loan Mortgage Corporation

FNMA—Federal National Mortgage Association

FSA—Financial Security Assurance Inc.

GNMA—Government National Mortgage Association

HEFA—Health & Education Facility Authority

HFA—Housing Finance Authority

IDA—Industrial Development Authority/Agency

ISD—Independent School District

MBIA—Municipal Bond Investors Assurance

MFHR—Multi-Family Housing Revenue

PCR—Pollution Control Revenue Bond

Q-SBLF—Qualified School Bond Loan Fund

SFMR—Single Family Mortgage Revenue

ST GTD—State Guaranteed

SWFR—Solid Waste Facility Revenue

TRAN—Tax & Revenue Anticipation Note

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

California Municipal Portfolio

September 30, 2008

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–98.0%
Long-Term Municipal Bonds–97.1%
California–79.9%
Anaheim Union High Sch Dist FSA Series A 5.375%, 8/01/19	$5,035	$5,454,667
Antelope Valley Union High Sch Dist MBIA Series A 5.375%, 8/01/19	1,000	1,031,830
Antioch Pub Fin Auth (Muni Fac Proj) MBIA Series B 5.50%, 1/01/16	2,380	2,448,520
Azusa Uni Sch Dist FSA 5.00%, 7/01/24	2,320	2,321,392
Bay Area Infra Fin Auth FGIC 5.00%, 8/01/17	32,350	33,047,789
Bay Area Toll Auth Toll Brdg Rev 5.00%, 4/01/16–4/01/19	24,810	25,663,019
Bay Area Toll Auth Toll Brdg Rev (San Francisco Bay Area) Series F 5.00%, 4/01/12	2,910	3,072,000
California 5.00%, 4/01/11–2/01/33	67,550	71,316,086
5.25%, 2/01/11–10/01/20	37,640	39,661,377
AMBAC 5.00%, 11/01/16	5,315	5,652,237
6.00%, 2/01/17	5,470	6,074,326
FSA 5.00%, 8/01/16	1,825	1,927,419
FSA-CR 5.00%, 5/01/12	1,040	1,100,622
MBIA 5.00%, 7/01/15–8/01/24	16,275	17,026,969
5.25%, 7/01/13	16,245	17,440,145
California (Prerefunded) 5.25%, 9/01/18–9/01/20	3,965	4,136,103
California (Various Purposes) 5.00%, 3/01/12–3/01/14	25,940	27,354,755
California Dept of Transp (Fed Hwy GAB) FGIC Series A 5.00%, 2/01/12–2/01/14	33,625	35,715,560

30	Sanford C. Bernstein Fund, Inc.—2008 Annual Report

Principal Amount (000)		U.S. $ Value

California Econ Rec FGIC Series A 5.25%, 1/01/11	$12,320	$12,930,456
MBIA Series A 5.00%, 7/01/12	2,980	3,151,529
Series A 5.25%, 1/01/11–7/01/12	24,875	26,197,283
California Ed Fac Auth Rev (Pomona Coll) Series A 5.00%, 1/01/18	5,970	6,341,812
California Hlth Fac Fin Auth (Catholic Hlthcare West) Series I 5.125%, 7/01/22	3,790	3,612,590
California Hlth Fac Fin Auth (Stanford Hosp) Series A-3 3.45%, 11/15/40(a)	2,705	2,720,175
California Infra & Econ Dev Bank (Pacific Gas & Elec Co.) 3.75%, 11/01/26(a)	8,670	8,670,000
AMBAC 5.00%, 10/01/15	1,030	1,072,426
California Pollution Ctl Fin Auth (USA Waste Svcs Inc. Proj) 4.00%, 6/01/18(a)	1,000	993,930
4.50%, 6/01/18(a)	2,500	2,484,875
California Pub Wks Brd (Dept Corections St Prisons) AMBAC Series A 5.00%, 12/01/19	2,630	2,606,120
California Pub Wrks Brd (California St Univ) FGIC 5.00%, 10/01/14	3,740	3,951,871
California Rural Home MFA SFMR (Mtg-Backed Securities Program) GNMA/ FNMA Series A 6.55%, 6/01/30(a)	210	209,975
California Spl Dist Assoc Fin Corp. FSA Series Z 5.50%, 8/01/17	1,000	1,064,830
California St Dept of Wtr Res FGIC 5.25%, 12/01/18	5,000	5,207,912
MBIA 5.00%, 12/01/16	7,400	7,822,580
California St Dept of Wtr Res (Prerefunded) FSA Series W 5.25%, 12/01/22	260	276,858

Principal Amount (000)		U.S. $ Value

California St Dept of Wtr Res (Pwr Sup Rev) 5.00%, 5/01/17–5/01/18	$24,410	$25,361,967
6.00%, 5/01/13–5/01/15	3,760	4,120,819
AMBAC Series A 5.50%, 5/01/13	6,075	6,555,047
FGIC Series A 5.00%, 11/01/24	1,570	1,506,274
FSA 5.00%, 5/01/17	21,050	22,205,224
California St Pub Wks Brd FGIC 5.00%, 9/01/16	1,505	1,594,623
California St Univ (Ref Systemwide) AMBAC Series B 5.00%, 11/01/14	3,575	3,819,780
California Statewide CDA (Kaiser Permanente) Series E 3.875%, 4/01/32(a)	3,270	3,296,258
California Statewide CDA (Los Angeles Jewish House for the Aging) 4.50%, 11/15/13	1,025	1,031,119
California Statewide CDA (Redlands Comnty Hosp) RADIAN Series A 5.00%, 4/01/12–4/01/13	3,485	3,569,889
California Statewide CDA (Ref-Southern Calif Ed Co) XLCA Series B 4.10%, 4/01/28(a)	14,055	13,585,141
California Statewide CDA (Uni Hlth America) AMBAC 5.60%, 10/01/11	41,400	43,027,848
Chaffey Comnty Coll Dist (Election of 2002) MBIA Series B 5.00%, 6/01/25	1,440	1,383,250
Chula Vista CFD Spl Tax (No. 06-1 Eastlake Woods Area) Series A 4.60%, 9/01/09	680	684,196
Compton Comnty Redev Agy (Ref Tax Alloc Redev Proj) AMBAC Series A 5.00%, 8/01/11	3,395	3,558,809
Cotati-Rohnert Park Uni Sch Dist (Ref Crossover) FGIC 5.00%, 8/01/20	2,020	2,016,283

Schedule of Investments—California Municipal Portfolio	31

Principal Amount (000)		U.S. $ Value

Culver City Redev Agy (Tax Alloc Redev Proj) MBIA 5.50%, 11/01/18	$1,000	$1,043,140
MBIA Series A 5.50%, 11/01/17	1,270	1,327,963
Culver City Redev Fin Auth (Tax Alloc Redev Proj) AMBAC 5.50%, 11/01/14	1,195	1,227,253
Dinuba Redev Agy 4.40%, 10/01/11	3,350	3,282,900
Fremont Pub Fin Auth Series A 3.75%, 9/02/11	1,755	1,696,558
Gateway Uni Sch Dist MBIA Series A 5.00%, 8/01/24	1,230	1,206,199
Gilroy Uni Sch Dist FGIC 5.25%, 8/01/20	1,900	1,926,524
Golden St Tobacco Securitization Corp. (Enhanced Asset Bkd) 5.625%, 6/01/38	16,715	17,895,246
6.25%, 6/01/33	24,545	26,387,839
6.75%, 6/01/39	12,205	13,646,044
AMBAC Series A 5.00%, 6/01/20	10,970	10,485,565
AMBAC Series B 5.00%, 6/01/38	3,450	3,602,662
Golden St Tobacco Securitization Corp. (Enhanced Asset Bkd) Prerefunded Series B 5.50%, 6/01/43	29,240	31,150,542
Grossmont-Cuyamaca Comnty Coll Dist ASSURED GTY 5.25%, 8/01/17	1,150	1,248,831
Imperial Irrigation Dist (Elec Sys Rev) MBIA 5.00%, 11/01/18	1,500	1,517,580
Kern High Sch Dist 7.10%, 8/01/11	1,000	1,115,200
MBIA Series A 6.30%, 2/01/11	1,000	1,073,210
Lincoln Spl Tax (CFD No 2003-1) 5.35%, 9/01/16	705	773,568
5.90%, 9/01/24	1,100	1,234,035
Loma Linda Hosp Rev (Loma Lind Univ Med Ctr) Series A 5.00%, 12/01/13–12/01/14	7,505	7,495,005

Principal Amount (000)		U.S. $ Value

Long Beach Bond Fin Auth Lease Rev (Civic Ctl Proj) MBIA Series A 5.00%, 10/01/17	$3,130	$3,165,838
Long Beach Bond Fin Auth Lease Rev (Pub Safety Fac Proj) AMBAC 5.25%, 11/01/19–11/01/22	3,765	3,648,550
Los Angeles MBIA Series A 5.00%, 9/01/16	3,240	3,390,401
Los Angeles Cnty COP (Antelope Valley Courthouse) AMBAC Series A 5.75%, 11/01/19	2,815	2,999,636
Los Angeles Cnty Metro Transp Auth (Cap Grant Rcpts Gold Line Proj) FGIC Series A 5.00%, 10/01/10–10/01/12	16,505	16,894,411
Los Angeles Cnty Metro Transp Auth (Proposition A First Tier Senior) AMBAC Series A 5.00%, 7/01/14–7/01/15	6,925	7,400,759
Los Angeles Cnty Metro Transp Auth (Proposition C First Tier Senior) FSA Series A 5.00%, 7/01/14–7/01/15	10,075	10,794,542
Los Angeles Cnty Pub Wks Fin Auth MBIA Series A 5.00%, 10/01/10–10/01/15	26,125	27,666,843
Los Angeles Cnty Pub Wks Fin Auth Lease Rev FGIC Series A 5.00%, 9/01/12–9/01/13	20,480	21,091,611
Los Angeles Cnty Pub Wks Fin Auth Lease Rev (Master Ref Proj) MBIA Series A 5.00%, 12/01/11	3,580	3,778,762
Los Angeles Comnty Redev Agy (Tax Alloc Sub Lien Bunker Hill) Series L 3.50%, 3/01/09	1,335	1,334,826

32	Sanford C. Bernstein Fund, Inc.—2008 Annual Report

Principal Amount (000)		U.S. $ Value

Los Angeles Dept of Arpt Rev Series A 5.00%, 5/15/13	$4,000	$4,090,720
5.50%, 5/15/14–5/15/17	14,490	14,843,269
Los Angeles Dept of Wtr & Pwr (Pwr Sys ) FSA Series A 5.25%, 7/01/18	2,040	2,099,099
MBIA Series A 5.375%, 7/01/18	5,000	5,175,400
MBIA Series B 5.00%, 7/01/12	2,260	2,395,803
Los Angeles Sanitation Equipment Charge FSA Series A 5.25%, 2/01/19–2/01/20	8,355	8,515,036
Los Angeles Uni Sch Dist AMBAC Series 2004G 5.00%, 7/01/13	3,260	3,474,834
FGIC Series A-1 5.00%, 7/01/20–7/01/22	13,485	13,365,384
FSA Series 1997F 5.00%, 7/01/15	1,200	1,260,312
FSA Series 2004H 5.00%, 7/01/14	1,435	1,541,420
FSA Series A 5.00%, 7/01/22	4,900	5,273,968
5.25%, 7/01/20	1,470	1,598,228
FSA Series B 5.00%, 7/01/16	10,190	10,925,412
MBIA 5.75%, 7/01/15	5,000	5,546,700
MBIA Series A 5.00%, 7/01/11–1/01/28	61,500	66,144,334
5.25%, 7/01/12–7/01/14	10,150	10,835,700
5.50%, 7/01/15	4,630	4,970,536
MBIA Series A-2 5.00%, 7/01/20	11,000	11,080,520
Los Angeles Uni Sch Dist (Election of 2004) AMBAC Series E 5.00%, 7/01/15	3,090	3,301,016
Los Angeles Uni Sch Dist
(Election of 2005) AMBAC Series B 5.00%, 7/01/12	2,330	2,470,010
AMBAC Series C 5.00%, 7/01/12	6,030	6,392,343
Los Gatos-Saratoga Joint Union High Sch Dist (Election of 1998) Series B 5.75%, 12/01/20	1,325	1,427,846

Principal Amount (000)		U.S. $ Value

Mammoth Uni Sch Dist (Capital Appreciation) MBIA Zero Coupon, 8/01/21	$1,100	$548,438
Zero Coupon, 8/01/22	1,000	462,190
Metro Wtr Dist of Southern California (Wtrwks Rev) MBIA Series B-3 5.00%, 10/01/18	3,410	3,540,432
Series A 5.75%, 7/01/21	3,660	4,037,026
Monrovia Redev Agy 4.40%, 6/01/12	2,830	2,764,429
Mount San Antonio Comnty Coll Dist (Ref 2001 Election) MBIA Series A 5.00%, 8/01/14	5,610	5,880,065
M-S-R Pub Pwr Agy MBIA 5.00%, 7/01/12–7/01/13	4,715	4,969,300
Northern California Gas Auth No 1 5.00%, 7/01/09	8,735	8,380,010
Northern California Pwr Agy AMBAC Series A 5.80%, 7/01/09	1,815	1,857,054
Northern California Pwr Agy (Ref Hydroelec Proj No.1) MBIA Series A 5.00%, 7/01/17	2,685	2,714,105
Northern California Pwr Agy ETM AMBAC Series A 5.80%, 7/01/09	935	959,684
Oakland Uni Sch Dist (Election 2000) MBIA 5.00%, 8/01/11–8/01/13	7,070	7,414,877
Orange Cnty Pub Fin Auth Lease Rev MBIA 5.00%, 7/01/11–7/01/13	21,070	22,230,821
Pittsburg Redev Agy
(Res Mtg Rev) ETM FHLMC/ FNMA 9.60%, 6/01/16	1,000	1,348,960
Pomona Pub Fin Auth AMBAC 5.00%, 2/01/11	1,635	1,713,414
Rancho Santiago Comnty Coll Dist FSA 5.00%, 9/01/25	2,275	2,221,628
Rancho Wtr Dist Fin Auth FSA Series A 5.50%, 8/01/12	1,075	1,146,090

Schedule of Investments—California Municipal Portfolio	33

Principal Amount (000)		U.S. $ Value

Redding Joint Pwr Fin Auth (Elec Sys Rev) MBIA Series A 6.25%, 6/01/09	$1,000	$1,023,790
Sacramento City Fin Auth (Capital Impr) AMBAC Series A 5.50%, 12/01/17	5,930	6,348,599
Sacramento City Fin Auth (City Hall & Redev Proj) FSA Series A 5.375%, 12/01/18	1,440	1,569,845
Sacramento City Fin Auth (Lease Rev) Series B 5.40%, 11/01/20	2,000	2,078,740
Sacramento Cnty Sanitation Dist Fin Auth Rev AMBAC 5.50%, 12/01/21	1,175	1,226,453
Series A 5.60%, 12/01/16	3,055	3,059,552
Salinas Pub Fin Auth (Ref Assmt Dist Ref Sub) 5.00%, 9/02/09	295	298,537
5.25%, 9/02/11	310	315,254
Salinas Union High Sch Dist FGIC Series A 5.25%, 10/01/20–10/01/21	4,630	5,042,579
San Bernardino Cnty COP (West Valley Dept Ctr Ref) MBIA Series A 5.25%, 11/01/17	7,495	7,911,947
San Diego Cnty (Edgemoor Proj & Regl Sys) AMBAC 5.00%, 2/01/15	2,000	2,107,300
San Diego Cnty Wtr Auth FSA Series 2008A 5.00%, 5/01/19	2,680	2,781,116
San Diego Uni Sch Dist (Election 1998) FGIC Series D 5.25%, 7/01/25	2,170	2,314,826
San Francisco City & Cnty Arpt Commission ASSURED GTY Series 34C 5.00%, 5/01/16	11,520	11,447,885
ASSURED GTY Series 34E 5.00%, 5/01/15	14,010	14,063,938
San Francisco City & Cnty Arpt Commission (Int’l Arpt Rev Second) AMT FSA Series 15A 5.00%, 5/01/18	1,505	1,413,165

Principal Amount (000)		U.S. $ Value

San Francisco City & Cnty Arpt Commission (San Francisco Intl Arpt) ASSURED GTY Series 34E 5.00%, 5/01/16	$1,345	$1,336,580
San Francisco City & Cnty Pub Util Commission MBIA 5.25%, 10/01/14	5,245	5,547,636
San Jose Redev Agy Tax Alloc (Merged Area Redev) (Prerefunded) ETM MBIA 6.00%, 8/01/15	330	375,834
San Jose Redev Agy Tax Alloc (Merged Area Redev) (Unrefunded) MBIA 6.00%, 8/01/15	670	730,936
San Mateo Cnty Comnty Coll Dist (Election 2001) FGIC Series A 5.375%, 9/01/20	1,140	1,163,074
San Mateo Cnty Transp Dist MBIA Series A 5.50%, 6/01/16	1,430	1,583,182
San Ramon Valley Uni Sch Dist (Election 2002) FSA 5.25%, 8/01/20	1,000	1,034,380
Santa Clara Redev Agy (Tax Alloc Bayshore North Proj) MBIA 5.00%, 6/01/15	1,000	1,001,490
Santa Fe Springs Comnty Dev Commission MBIA 5.375%, 9/01/17	1,460	1,531,007
South Orange Cnty Pub Fin Auth (Foothill Area) FGIC Series C 8.00%, 8/15/09	1,100	1,140,194
Taft Pub Fin Auth (Comnty Correctional Fac Proj) Series A 5.95%, 1/01/11	1,645	1,656,860
Tahoe-Truckee Uni Sch Dist No. 1 MBIA 5.50%, 8/01/19	1,185	1,263,613
Tobacco Securitization Auth of Southern California (Asset Bkd Bds) Series B 6.00%, 6/01/43	9,180	10,087,535

34	Sanford C. Bernstein Fund, Inc.—2008 Annual Report

Principal Amount (000)		U.S. $ Value

Univ of California FSA Series J 5.00%, 5/15/16	$6,275	$6,703,520
MBIA Series K 5.00%, 5/15/13–5/15/15	14,040	14,970,927
Walnut Pub Fin Auth Tax Alloc (Walnut Impr Proj) AMBAC 5.375%, 9/01/20	2,075	2,097,099

		1,132,722,414

Arizona–0.1%
Pima Cnty IDA (Horizon Comnty Learning Ctr) 4.45%, 6/01/14	585	549,461
Yavapai Cnty IDA (Waste Management Inc. Proj) Series 2007A 4.25%, 3/01/28(a)	1,445	1,410,364

		1,959,825

Colorado–0.0%
Denver City & Cnty (Arpt Rev) AMT Series D 7.75%, 11/15/13	445	474,944

Florida–3.7%
Arborwood CDD (Centex Homes Proj) Series B 5.25%, 5/01/16	1,775	1,524,122
Series B-2 5.10%, 5/01/16	920	779,820
Bartram Park CDD (Spl Assmt) 4.875%, 5/01/15	660	562,624
Beacon Tradeport CDD
(Spl Assmt Indl Proj) Series B 7.125%, 5/01/22	765	742,019
Chapel Creek CDD 5.20%, 5/01/11	1,590	1,499,243
Concorde Estates CDD Series 04B 5.00%, 5/01/11	540	519,793
Dupree Lakes CDD 5.00%, 11/01/10	295	280,008
Durbin Crossing CDD (Spl Assmt) Series B-2 4.875%, 11/01/10	1,920	1,819,642
Fiddlers Creek CDD No. 2 (Spl Assmt) Series B 5.75%, 5/01/13	635	586,327

Principal Amount (000)		U.S. $ Value

Florida St Dept of Enviro Protection MBIA 5.00%, 7/01/13	$6,760	$7,046,151
Florida St Trpk Auth FGIC 5.00%, 7/01/12–7/01/14	7,935	8,317,070
Gateway CDD (Sun City Ctr) Series 03B 5.50%, 5/01/10	385	377,608
Lake Ashton II CDD (Capital Impr Rev) Series B 4.875%, 11/01/10	400	383,356
Lakewood Ranch Stewardship CDD Series B 5.00%, 5/01/13	1,130	1,011,180
Meadow Pointe III CDD (Capital Impr Rev) Series 2004-1 4.80%, 11/01/09	400	390,432
Miami Beach Hlth Fac Auth (Mount Sinai Med Ctr) 6.75%, 11/15/24	2,400	2,126,688
Middle Village CDD (Spl Assmt) Series B 5.00%, 5/01/09	175	173,355
Monterra CDD (Spl Assmt) Series B 5.00%, 11/01/10	2,345	1,635,989
5.125%, 11/01/14	1,185	824,167
New River CDD Series B 5.00%, 5/01/13(b)	1,735	1,222,880
Palm Glades CDD Series B 4.85%, 8/01/11	705	659,126
Parker Road CDD Series B 5.35%, 5/01/15	2,060	1,804,828
Paseo CDD 5.00%, 2/01/11	710	669,303
Paseo CDD (Capital Impr Rev) Series B 4.875%, 5/01/10	690	661,606
Quarry CDD (Spl Assmt) 5.25%, 5/01/16	2,040	1,761,152
Rolling Hills CDD Series B 5.125%, 11/01/13	2,020	1,798,386

Schedule of Investments—California Municipal Portfolio	35

Principal Amount (000)		U.S. $ Value

Sandy Creek CDD Series B 5.50%, 5/01/15	$600	$530,244
Shingle Creek CDD 5.75%, 5/01/15	2,695	2,410,866
Six Mile Creek CDD 5.50%, 5/01/17	1,125	918,709
Sterling Hill CDD (Capital Impr Rev) Series B 5.50%, 11/01/10	190	186,135
Stoneybrook South CDD Series B 5.45%, 11/01/15	3,435	3,003,530
Tern Bay CDD (Capital Impr Rev) Series B 5.00%, 5/01/15(b)	1,015	601,387
Venetian CDD (Capital Impr) Series B 5.95%, 5/01/12	135	130,572
Vizcaya CDD Series A 7.00%, 12/20/08	4,800	4,778,736
Waterford Estates CDD 5.125%, 5/01/13	1,000	870,680

		52,607,734

Guam–0.6%
Guam Govt Wtrwks Auth 5.00%, 7/01/12	1,270	1,260,500
5.50%, 7/01/16	1,500	1,473,015
Guam Govt Wtrwks Auth (Prerefunded) COP 5.18%, 7/01/15	2,275	2,355,846
Northern Mariana Islands ACA Series A 6.00%, 6/01/14	2,830	2,984,377

		8,073,738

Illinois–0.3%
Bolingbrook Sales Tax Rev 6.00%, 1/01/26(c)	4,450	3,971,047
Pingree Grove Village Special Tax (Cambridge Lakes Proj) Series 5-1 5.25%, 3/01/15	660	630,960

		4,602,007

Indiana–0.2%
South Bend Econ Dev (One Michiana Square Proj) 4.876%, 10/01/09(a)	3,100	3,035,830

Principal Amount (000)		U.S. $ Value

Louisiana–0.3%
Coves of the Highland Cnty CDD 5.60%, 11/01/21	$3,200	$2,743,936
Tangipahoa Parish Sch Dist 5.90%, 5/01/22	1,035	895,379

		3,639,315

Massachusetts–0.1%
Massachusetts 5.50%, 1/01/13	1,680	1,811,359

Nevada–1.1%
Clark Cnty (Dist No. 142) 5.30%, 8/01/11	1,950	1,904,936
Clark Cnty Sch Dist 5.00%, 6/15/16	3,340	3,514,047
MBIA 5.50%, 6/15/12	7,165	7,670,706
Henderson Loc Impr Dist No. T-16 4.75%, 3/01/13	315	231,468
Las Vegas Spl Impr Dist No. 607 (Loc Impr Bonds) 4.80%, 6/01/09	1,585	1,564,601

		14,885,758

North Carolina–0.3%
North Carolina Eastern Muni Pwr Agy Series C 5.30%, 1/01/15	3,580	3,638,103

Ohio–1.0%
American Muni Pwr Inc. Series A 5.00%, 2/01/13	12,090	11,137,308
Port Auth Columbiana Cnty SWFR (Liberty Waste Transp LLC Proj) AMT Series A 7.00%, 8/01/21	2,635	2,523,092

		13,660,400

Pennsylvania–0.7%
Allegheny Cnty Hosp Dev Auth (West Pennsylvania Hlth Sys) Series 07A 5.00%, 11/15/17	7,750	6,518,137
Beaver Cnty IDA PCR (Cleveland Elec Proj) Series 98 3.75%, 10/01/30(a)	3,415	3,415,000

		9,933,137

Puerto Rico–7.5%
Govt Dev Bank for Puerto Rico 5.00%, 12/01/11	1,035	1,055,224

36	Sanford C. Bernstein Fund, Inc.—2008 Annual Report

Principal Amount (000)		U.S. $ Value

Puerto Rico 5.00%, 7/01/10	$1,285	$1,306,806
FGIC 5.25%, 7/01/10	2,000	2,047,360
MBIA-IBC Series A 5.50%, 7/01/15	5,535	5,729,777
Series A 5.00%, 7/01/30(a)	3,230	3,236,298
Puerto Rico Elec Pwr Auth Series W 5.50%, 7/01/17	3,940	4,030,187
Puerto Rico Hwy & Transp Auth AMBAC Series A 5.50%, 7/01/10	195	201,265
FSA Series A 5.00%, 7/01/26(a)	31,130	31,922,570
Puerto Rico Infra Fin Auth AMBAC Series C 5.50%, 7/01/15	4,155	4,277,157
Puerto Rico Muni Fin Agy FSA Series C 5.00%, 8/01/13–8/01/14	7,325	7,604,735
Series A 5.00%, 8/01/10	3,915	3,985,901
Puerto Rico Pub Bldg Auth 5.75%, 7/01/15	2,545	2,626,465
Series C 5.25%, 7/01/11	1,015	1,037,533
5.50%, 7/01/12	1,140	1,174,663
Puerto Rico Pub Bldg Auth (Govt Fac) FGIC Series H 5.25%, 7/01/14	3,230	3,287,365
Puerto Rico Pub Fin Corp. Series A 5.75%, 8/01/27(a)	11,500	11,623,625
Series E 5.50%, 8/01/29	15,260	16,224,890
Puerto Rico Pub Fin Corp. (Commonwealth Appropriation) MBIA Series A 5.25%, 8/01/29(a)	4,365	4,366,004

		105,737,825

South Carolina–0.1%
Lancaster Cnty Assmt Rev (Edenmoor Impr Dist) Series B 5.375%, 12/01/16	1,650	1,490,973

Texas–0.1%
El Paso Cnty MBIA 5.00%, 2/15/16	1,435	1,516,336

Principal Amount (000)		U.S. $ Value

Willacy Cnty (Loc Govt Corp Proj) 6.00%, 3/01/09	$445	$450,300

		1,966,636

Virginia–0.4%
Broad Street CDA 7.125%, 6/01/15	1,190	1,219,226
Celebrate North CDD (Spl Assmt Rev) Series B 6.25%, 3/01/18	1,250	1,222,163
Louisa IDA PCR (Virginia Elec & Pwr Co.) 5.25%, 12/01/08	3,310	3,319,433

		5,760,822

Washington–0.7%
Washington 5.00%, 7/01/13	9,155	9,745,955

Total Long-Term Municipal Bonds (cost $1,389,547,213)		1,375,746,775

Short-Term Municipal Notes–0.9%
California–0.9%
California Series 03A-2 5.00%, 5/01/33(d)	1,100	1,100,000
California (Daily Kindergarten Univ) Series 04A-1 3.65%, 5/01/34(d)	3,500	3,500,000
Series A-2 3.75%, 5/01/34(d)	600	600,000
California Dept of Wtr Res (Pwr Sup Rev) 5.05%, 5/01/22(d)	1,500	1,500,000
California Statewide CDA (Children’s Hosp) 7.05%, 8/15/23(d)	2,500	2,500,000
Irvine Ca Asses Dist Frn Dd Series 00 5.05%, 9/02/25(d)	4,000	4,000,000

Total Short-Term Municipal Notes (cost $13,200,000)		13,200,000

Total Investments—98.0% (cost $1,402,747,213)		1,388,946,775

Other assets less liabilities—2.0%		28,411,976

Net Assets—100.0%		$1,417,358,751

Schedule of Investments—California Municipal Portfolio	37

(a)	Variable rate coupon, rate shown as of September 30, 2008.
(b)	Illiquid security.
(c)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(d)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of September 30, 2008, the Portfolio held 66.9% of net assets in insured bonds (of this amount 18.0% represents the Portfolio’s holding in pre-refunded bonds). 22.6% of the Portfolio’s insured bonds were insured by MBIA.

Glossary:

ACA—ACA Capital

AMBAC—American Bond Assurance Corporation

AMT—Alternative Minimum Tax (subject to)

ASSURED GTY—Assured Guaranty

CDA—Community Development Administration

CDD—Community Development District

CFD—Community Facilities District

COP—Certificate of Participation

ETM—Escrow to Maturity

FGIC—Financial Guaranty Insurance Company

FHLMC—Federal Home Loan Mortgage Corporation

FNMA—Federal National Mortgage Association

FSA—Financial Security Assurance Inc.

GAB—Grant Anticipation Bond

GNMA—Government National Mortgage Association

IDA—Industrial Development Authority/Agency

MBIA—Municipal Bond Investors Assurance

MFA—Mortgage Finanace Authority

PCR—Pollution Control Revenue Bond

RADIAN—Radian Group, Inc.

SFMR—Single Family Mortgage Revenue

SWFR—Solid Waste Facility Revenue

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

New York Municipal Portfolio

September 30, 2008

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–99.2%
Long-Term Municipal Bonds–97.8%
New York–78.9%
Albany Cnty FGIC 5.00%, 10/01/12	$855	$881,231
Babylon Waste Fac FGIC 9.00%, 8/01/09	1,550	1,629,562
Erie Cnty IDA Sch Fac Rev (Buffalo City Sch Dist Proj) FSA 5.00%, 5/01/14	1,120	1,195,074
5.75%, 5/01/24	1,520	1,595,164
FSA Series A 5.00%, 5/01/16	1,210	1,290,840
Long Island Pwr Auth AMBAC 5.25%, 4/01/09	4,550	4,601,415
AMBAC Series A 5.50%, 12/01/09	1,180	1,218,846
MBIA Series D 5.00%, 9/01/12	10,115	10,578,166
MBIA Series F 5.00%, 5/01/13–5/01/16	34,410	35,770,630
Series A 5.00%, 6/01/09	7,500	7,603,125
Metro Transp Auth AMBAC Series A 5.50%, 11/15/18	5,325	5,478,467
FGIC Series A 5.25%, 11/15/15–11/15/16	12,965	13,777,564
MBIA Series E 5.00%, 11/15/10	10,150	10,594,875
Series B 5.00%, 11/15/16–11/15/17	6,645	6,894,441
Metro Transp Auth (Commuter Fac ETM) AMBAC Series B 5.00%, 7/01/20	535	543,432
MBIA Series A 6.10%, 7/01/09	1,495	1,537,757
Metro Transp Auth (Dedicated Tax Fd) FSA Series A 5.25%, 11/15/12–4/01/15	15,285	16,612,917
MBIA Series A 5.00%, 11/15/11	1,865	1,961,495
5.25%, 11/15/13	2,660	2,845,375

38	Sanford C. Bernstein Fund, Inc.—2008 Annual Report

Principal Amount (000)		U.S. $ Value

Metro Transp Auth (New York Svc Contract Transp Fac Rev) AMBAC Series B-1 5.00%, 7/01/18	$1,000	$1,059,120
Metro Transp Auth (New York Svc Contract) MBIA Series B 5.50%, 1/01/13	4,090	4,384,766
Nassau Cnty AMBAC Series A 5.50%, 7/01/10	1,120	1,169,717
6.00%, 7/01/11	1,000	1,074,040
FGIC Series A 6.00%, 7/01/12–7/01/13	2,000	2,182,300
MBIA 5.40%, 1/15/10	1,090	1,120,694
Nassau Cnty IDA (North Shore Long Island Jewish Hlth Sys) 5.625%, 11/01/10	385	392,111
Nassau Cnty Interim Fin Auth AMBAC 5.375%, 11/15/15–11/15/16	2,945	3,132,798
AMBAC Series A 5.00%, 11/15/12–11/15/13	6,860	7,359,012
AMBAC Series B 5.00%, 11/15/12–11/15/14	10,190	10,878,312
AMBAC Series H 5.25%, 11/15/13	1,745	1,896,222
New York City 5.00%, 3/01/10–8/15/16	58,240	60,507,773
5.25%, 9/01/16(a)	15,230	15,941,393
5.25%, 9/01/14–8/01/15	7,910	8,327,590
5.50%, 8/01/13	7,935	8,416,178
FSA 5.25%, 8/01/12–8/01/14	13,615	14,505,230
MBIA-IBC 5.00%, 8/01/13–8/01/23	7,030	7,178,449
5.75%, 8/01/11	7,570	8,039,037
Series 4B 5.00%, 8/01/10	1,125	1,163,059
Series 4G 5.00%, 8/01/12	3,910	4,088,257
Series C
5.00%, 1/01/15–1/01/16	6,625	6,836,067
5.50%, 8/01/14	6,870	7,247,438
Series E
5.00%, 8/01/16	5,500	5,664,780
Series F
5.25%, 8/01/16	3,335	3,414,406
Series G
5.00%, 8/01/10–8/01/11	2,540	2,634,018
Series H
5.00%, 8/01/11	1,080	1,125,274
Series I
5.00%, 8/01/10	5,265	5,443,115

Principal Amount (000)		U.S. $ Value

Series Ser A
5.00%, 8/01/10	$4,365	$4,512,668
5.25%, 8/01/17	5,705	5,848,652
Series Ser B
5.00%, 8/01/10	2,615	2,703,465
Series Ser I
5.00%, 8/01/14	2,700	2,813,319
New York City (Prerefunded)
Series C
5.50%, 9/15/19	900	987,570
XLCA- ICR
6.50%, 5/15/17	2,740	2,942,459
New York City (Unrefunded)
Series C
5.50%, 9/15/19	100	102,210
New York City Hlth & Hosp Corp. (New York City Oblig)
AMBAC
5.00%, 2/15/10	9,475	9,703,442
New York City Hlth & Hosp Corp. (New York City)
5.00%, 2/15/14	10,215	10,524,310
New York City IDA (Agysterminal One Grp Assn Proj)
5.00%, 1/01/09	3,075	3,083,794
New York City IDA (Magen David Yeshivah Proj)
ACA
4.99%, 6/15/13	5,360	5,241,651
New York City IDA (Polytech Univ Proj)
5.75%, 11/01/11	2,120	2,274,718
6.00%, 11/01/20	1,045	1,126,510
New York City IDA (Polytech Univ Proj) (Prerefunded)
5.75%, 11/01/12	1,655	1,775,782
New York City Muni Wtr Fin Auth
5.00%, 6/15/12–6/15/19	16,540	17,212,380
5.50%, 6/15/17	2,460	2,578,080
6.00%, 6/15/09–6/15/10	2,880	3,001,028
AMBAC
5.875%, 6/15/13	1,775	1,972,380
New York City TFA
5.00%, 11/01/11–5/01/26	82,920	88,156,896
5.25%, 2/01/13–2/01/21	16,845	17,800,331
5.50%, 2/01/17–2/15/17	5,555	5,797,763
AMBAC
5.25%, 8/01/20	3,000	3,106,764
FGIC- TCRS
5.00%, 11/01/13	18,405	19,731,816
5.50%, 11/01/13	7,075	7,630,458
FSA
5.25%, 2/01/14	7,800	8,307,858

Schedule of Investments—New York Municipal Portfolio	39

Principal Amount (000)		U.S. $ Value

MBIA
5.25%, 2/01/20	$6,425	$6,564,037
MBIA Series E
5.25%, 2/01/21	2,000	2,029,200
MBIA-IBC
5.375%, 2/01/14	3,610	3,835,697
Series 02A
5.50%, 11/01/26(b)	17,885	18,892,820
Series B
5.25%, 2/01/29(b)	17,640	18,383,702
New York City TFA (Prerefunded)
5.50%, 2/01/17	5,945	6,362,577
New York Liberty Dev Corp. (National Sports Museum Proj)
6.125%, 2/15/19(c)	2,250	782,933
New York Loc Govt Assistance Corp.
5.00%, 4/01/12–4/01/15	58,595	62,521,751
FGIC
5.00%, 4/01/15	1,355	1,368,550
FSA
5.00%, 4/01/13	4,230	4,509,857
New York Mtg Agy
4.50%, 4/01/23	3,370	3,252,758
5.50%, 10/01/28	820	746,536
New York St Brdg Auth
5.00%, 1/01/17	4,575	4,690,244
New York St Dorm Auth
4.00%, 2/15/13–8/15/15	9,035	8,928,508
5.00%, 7/01/10–3/15/18	105,380	110,909,324
AMBAC
5.00%, 7/01/09	1,005	1,020,387
AMBAC Series Ser
5.25%, 7/01/18	1,000	1,033,510
FSA 5.00%, 2/15/16	3,830	4,057,081
5.75%, 8/15/11–7/01/13	1,220	1,265,692
5.875%, 2/15/13	90	95,520
MBIA 5.25%, 2/15/13	110	111,372
MBIA-IBC 5.20%, 2/15/16	6,820	6,950,679
New York St Dorm Auth (City Univ) 5.75%, 7/01/09	500	511,625
AMBAC 5.75%, 7/01/09	1,605	1,644,724
6.125%, 7/01/12	1,000	1,056,540
FGIC 5.00%, 7/01/16	14,015	14,608,115
FGIC- TCRS 5.50%, 5/15/09	4,055	4,122,840
FSA 5.75%, 7/01/09	1,030	1,056,656

Principal Amount (000)		U.S. $ Value

MBIA-IBC 5.875%, 5/15/11	$6,625	$7,091,996
New York St Dorm Auth (Lease Rev) FGIC 5.50%, 7/01/17	1,640	1,752,520
MBIA 5.00%, 7/01/14	6,355	6,758,352
New York St Dorm Auth (Mental Health) 5.70%, 2/15/09	15	15,172
FSA 5.875%, 2/15/13	10	10,613
MBIA 5.00%, 8/15/17	480	485,074
New York St Dorm Auth (Mental Hlth Svc Fac) 5.00%, 2/15/09–2/15/10	8,600	8,734,033
New York St Dorm Auth (Mental Hlth Svc Fac) (Prerefunded) FSA 5.75%, 8/15/11–2/15/12	2,075	2,197,570
5.875%, 2/15/13	2,205	2,340,233
New York St Dorm Auth (Mental Hlth Svc Fac) (Unrefunded) Series Ser 6.50%, 2/15/09	1,505	1,524,129
New York St Dorm Auth (Montefiore Med Center) 5.00%, 8/01/14	1,000	1,036,210
New York St Dorm Auth (Mount Sinai NYU Hlth) 5.00%, 7/01/11	4,060	4,066,252
New York St Dorm Auth (New York medical College) MBIA 5.25%, 7/01/11	1,085	1,097,293
New York St Dorm Auth (New York State) 3.875%, 2/15/12	1,000	1,001,690
New York St Dorm Auth (NY Univ) MBIA 5.00%, 7/01/11	1,815	1,906,440
5.75%, 7/01/12	1,540	1,670,099
MBIA Series A 6.00%, 7/01/18	1,000	1,118,040
New York St Dorm Auth (Personal Income Tax) 5.375%, 3/15/21	5,220	5,664,796
AMBAC 5.00%, 3/15/15	1,650	1,748,736
FGIC 5.50%, 3/15/14	4,750	5,079,650

40	Sanford C. Bernstein Fund, Inc.—2008 Annual Report

Principal Amount (000)		U.S. $ Value

FSA 5.00%, 3/15/13	$2,525	$2,693,720
New York St Dorm Auth (Service Contract) MBIA-IBC 5.20%, 2/15/14	1,140	1,158,183
New York St Dorm Auth (SONYMA) SONYMA 5.00%, 11/01/11	3,875	3,960,715
New York St Dorm Auth (SUNY) 5.25%, 11/15/13	4,965	5,240,607
5.375%, 7/01/19	1,400	1,509,144
FGIC 5.50%, 7/01/20	1,000	1,068,610
MBIA 5.00%, 7/01/15	4,725	5,001,601
Series Ser 5.25%, 11/15/23(b)	4,960	5,173,429
New York St Dorm Auth (Wintrop South Nassau Univ Health Systems Oblig Group) AMBAC Series Ser 5.25%, 7/01/19	1,325	1,363,862
New York St Energy Research & Dev Auth (New York St Elec & Gas Corp. Proj) MBIA Series C 3.245%, 4/01/34(b)+	17,725	17,572,565
New York St Enviro Fac (Muni Wtr Proj) 5.00%, 6/15/18–6/15/25	18,785	18,545,453
5.25%, 6/15/14	1,740	1,885,725
5.50%, 6/15/15	6,535	7,186,343
FGIC 5.00%, 12/15/23	1,060	1,044,397
New York St Enviro Fac (Personal Income Tax) FGIC 5.25%, 1/01/19	2,310	2,486,923
New York St Enviro Fac (Wtr Rev Fd) (Prerefunded) 5.75%, 6/15/11	1,490	1,606,294
New York St Enviro Fac (Wtr Revolv Fd) 5.375%, 11/15/18	1,485	1,523,298
New York St Enviro Fac (Wtr Revolv Fd) (Prerefunded)
5.15%, 10/15/19	185	188,844
5.875%, 7/15/20	440	456,799

Principal Amount (000)		U.S. $ Value

New York St Enviro Fac (Wtr Revolv Fd) (Unrefunded) 4.95%, 6/15/10	$1,730	$1,731,938
New York St Enviro Fac (Wtr Revolv Fndtn) 5.00%, 6/15/15	3,300	3,468,795
New York St Enviro Fac (Wtr Revolv Fndtn) (Unrefunded)
5.20%, 12/15/15	225	225,274
5.875%, 7/15/20	4,560	4,691,374
New York St Enviro Fac Corp. (Muni Wtr Proj) 5.00%, 6/15/14–6/15/16	7,865	8,418,370
New York St Enviro Fac Corp. (Wtr Rev ) (Prerefunded) 5.75%, 6/15/11	4,770	5,142,298
New York St Enviro Fac Corp. (Wtr Rev ) (Unrefunded) 5.75%, 6/15/11	745	799,318
New York St Hsg Fin Agy MBIA-IBC 5.50%, 9/15/18	2,720	2,754,381
New York St Pwr Auth MBIA 5.00%, 11/15/16	6,090	6,512,646
Series Ser A
5.00%, 11/15/20	2,680	2,875,292
New York St Thruway Auth 5.00%, 3/15/14–4/01/17	23,160	24,280,780
AMBAC 5.00%, 1/01/13–1/01/14	12,285	12,983,266
5.25%, 4/01/11–4/01/12	17,475	18,527,399
FSA 5.00%, 3/15/14	3,625	3,874,037
MBIA 5.25%, 4/01/12–4/01/14	11,695	12,493,224
New York St Thruway Auth (Hwy & Brdg Trust Fund) AMBAC 5.25%, 4/01/14	3,190	3,417,415
FGIC Series B 5.00%, 4/01/13–4/01/16	26,915	28,365,542
FSA 5.00%, 4/01/12	1,415	1,499,051
FSA Series 5B 5.00%, 4/01/14	64,440	68,735,570
FSA Series B 5.00%, 4/01/15	15,785	16,828,704
MBIA 5.00%, 4/01/24	1,060	1,028,857
5.25%, 4/01/13	2,235	2,388,679
MBIA Series C 5.25%, 4/01/11	4,625	4,865,315

Schedule of Investments—New York Municipal Portfolio	41

Principal Amount (000)		U.S. $ Value

New York St Thruway Auth (Personal Income Tax) 5.00%, 3/15/16	$9,410	$9,992,197
AMBAC 5.00%, 3/15/15	10,170	10,808,269
FSA 5.00%, 3/15/15	5,215	5,572,958
FSA Series A 5.00%, 3/15/18	1,930	1,997,666
New York St Thruway Auth (Service Contract) 5.50%, 4/01/12	3,720	3,970,282
MBIA 5.10%, 4/01/10	1,050	1,082,140
New York St Urban Dev Corp. (Service Contract) 5.00%, 3/15/16–1/01/19	5,570	5,747,883
AMBAC 5.00%, 12/15/20	6,265	6,382,093
XLCA Series Ser 5.25%, 1/01/11	2,310	2,416,260
New York State Dorm Auth (Mental Health) 5.00%, 2/15/16	10,215	10,661,906
Niagara Falls Brdg Commission FGIC 6.30%, 10/01/12	4,670	5,199,531
Onondaga Cnty 5.70%, 4/01/09–4/01/11	5,200	5,423,885
Port Auth of NY & NJ (Cons 117th) FGIC 5.125%, 11/15/15	1,355	1,365,054
Port Auth of NY & NJ (Cons 126th) FGIC
5.25%, 11/15/08	11,570	11,586,082
5.50%, 11/15/09–11/15/10	18,850	19,510,532
Port Auth of NY & NJ (JFK Intl Air Term 6) MBIA 6.25%, 12/01/08	2,090	2,093,239
Tobacco Settlement Fin Corp. 5.00%, 6/01/09–6/01/11	15,865	16,338,183
5.50%, 6/01/15–6/01/16	16,755	17,201,874
Series 2008 5.00%, 6/01/12	8,000	8,355,440
Series A-1
5.50%, 6/01/15	3,750	3,831,450
Series B-1C
5.50%, 6/01/14	16,465	16,635,413
Triborough Brdg & Tunnel Auth 5.00%, 11/15/11–11/15/16	39,975	42,522,240
5.25%, 11/15/12–11/15/15	9,220	9,952,512
5.50%, 1/01/17	9,370	10,185,940
MBIA
5.125%, 1/01/18	8,165	8,296,946

Principal Amount (000)		U.S. $ Value

Triborough Brdg & Tunnel Auth (Conv Ctl Proj) 6.00%, 1/01/11	$1,490	$1,578,580
Triborough Brdg & Tunnel Auth (Gen Purpose) 5.00%, 1/01/20	1,000	1,008,260
5.25%, 1/01/17	5,025	5,210,925
5.50%, 1/01/12	11,065	11,567,794
Triborough Brdg & Tunnel Auth (Ref Gen) 5.25%, 11/15/13	8,380	9,073,445
Ulster Cnty IDA (Kingston Regional Senior Living Corp.-Woodland Pond at New Paltz Proj) 5.25%, 9/15/16	975	911,128
Yonkers
MBIA
5.00%, 8/01/12–8/01/14	7,800	8,160,558

		1,487,554,671

Arizona–0.2%
Pima Cnty IDA (Horizon Comnty Learning Ctr) 4.45%, 6/01/14	795	746,704
Watson Road CFD (Spl Assmt Rev) 4.70%, 7/01/09	805	797,940
Yavapai Cnty IDA (Waste Management Inc. Proj) Series 2007A 4.25%, 3/01/28(b)	2,190	2,137,506

		3,682,150

California–0.2%
California Statewide CDA (Kaiser Permanente) Series E 3.875%, 4/01/32(b)	3,075	3,099,692

Colorado–0.2%
Denver City & Cnty (Arpt Rev) AMT Series D 7.75%, 11/15/13	885	944,552
Todd Creek Farms Metro Dist No. 1 5.60%, 12/01/14	2,765	2,627,939

		3,572,491

Florida–2.4%
Amelia Walk CDD Series B 5.20%, 5/01/14	795	701,246

42	Sanford C. Bernstein Fund, Inc.—2008 Annual Report

Principal Amount (000)		U.S. $ Value

Arborwood CDD (Centex Homes Proj) Series A-2 5.25%, 5/01/36	$1,455	$1,030,635
Series B
5.25%, 5/01/16	2,245	1,927,692
Bartram Park CDD (Spl Assmt) 4.875%, 5/01/15	880	750,165
Beacon Tradeport CDD (Spl Assmt Indl Proj) Series B 7.125%, 5/01/22	1,180	1,144,553
Concorde Estates CDD Series 04B 5.00%, 5/01/11	715	688,245
Dupree Lakes CDD 5.00%, 11/01/10	400	379,672
Durbin Crossing CDD Series 1 5.25%, 11/01/15	3,290	2,841,474
Durbin Crossing CDD (Spl Assmt) Series B-2 4.875%, 11/01/10	2,425	2,298,245
Fiddlers Creek CDD No. 2 (Spl Assmt) Series B 5.75%, 5/01/13	950	877,183
Fishhawk CDD II (Spl Assmt) Series B 5.125%, 11/01/09	595	588,967
Gateway CDD (Sun City Ctr) Series 03B 5.50%, 5/01/10	545	534,536
Hammock Bay CDD (Spl Assmt) Series B 5.375%, 5/01/11	65	63,092
Heritage Isle Viera CDD 5.00%, 11/01/13	2,065	1,838,139
Heritage Plantation CDD Series B 5.10%, 11/01/13	955	849,578
Lakewood Ranch Stewardship CDD Series B 5.00%, 5/01/13	235	210,290
Landmark at Doral CDD Series B 5.20%, 5/01/15(c)	1,710	1,175,488
Live Oak CDD No. 2 Series B 5.00%, 11/01/09	830	800,859

Principal Amount (000)		U.S. $ Value

Miami Beach Hlth Fac Auth (Mount Sinai Med Ctr) 6.75%, 11/15/24	$3,300	$2,924,196
Middle Village CDD (Spl Assmt) Series B 5.00%, 5/01/09	175	173,355
Midtown Miami CDD Series 04A 6.00%, 5/01/24	1,405	1,213,147
Monterra CDD (Spl Assmt) Series B 5.00%, 11/01/10	2,900	2,023,185
5.125%, 11/01/14	1,500	1,043,250
Overoaks CDD (Capital Impr Rev) Series 4B 5.125%, 5/01/09	905	892,366
Palm Glades CDD Series B 4.85%, 8/01/11	1,065	995,700
Parkway Ctr CDD (Spl Assmt Ref) Series B 5.625%, 5/01/14	2,045	1,851,891
Paseo CDD 5.00%, 2/01/11	915	862,552
Polk Cnty Sch Dist FSA 5.00%, 10/01/16	2,665	2,777,250
Quarry CDD (Spl Assmt) 5.25%, 5/01/16	2,570	2,218,707
Ridgewood Trails CDD Series B 5.20%, 5/01/12	2,725	2,510,324
Six Mile Creek CDD 5.50%, 5/01/17	1,375	1,122,866
Sterling Hill CDD (Capital Impr Rev) Series B 5.50%, 11/01/10	190	186,135
Stoneybrook South CDD Series B 5.45%, 11/01/15	4,300	3,759,877
Tern Bay CDD (Capital Impr Rev) Series B 5.00%, 5/01/15(c)	1,475	873,937
Venetian CDD (Capital Impr) Series B 5.95%, 5/01/12	205	198,276

Schedule of Investments—New York Municipal Portfolio	43

Principal Amount (000)		U.S. $ Value

Verano Ctr CDD (Infra Proj) Series B 5.00%, 11/01/13	$1,835	$1,612,983

		45,940,056

Georgia–0.3%
Main Street Natural Gas Inc. (Prepaid Gas) Series A 5.00%, 3/15/17	6,975	6,624,646

Guam–0.3%
Guam Govt Wtrwks Auth 5.00%, 7/01/11	2,160	2,156,544
Guam Govt Wtrwks Auth (Prerefunded) COP 5.18%, 7/01/15	3,049	3,157,933

		5,314,477

Illinois–1.4%
Bolingbrook (Sales Tax Rev) 5.75%, 1/01/15(d)	2,000	1,956,800
Chicago FSA Series A 5.00%, 1/01/15	18,630	19,617,763
Cortland Spl Svc Area No. 10 5.125%, 3/01/14	4,012	3,766,947
Cortland Spl Tax Rev (Sheaffer Sys Proj) 5.50%, 3/01/17	1,307	1,052,958
Pingree Grove Village Special Tax (Cambridge Lakes Proj) Series 5-1 5.25%, 3/01/15	866	827,896

		27,222,364

Indiana–0.7%
Indiana Bond Bank (Gas Rev Bonds) 5.25%, 10/15/18	4,895	4,687,795
Indiana Bond Bank (Prepaid Gas) 5.25%, 10/15/21	5,850	5,346,958
South Bend Econ Dev (One Michiana Square Proj) 4.876%, 10/01/09(b)	3,110	3,045,623

		13,080,376

Louisiana–0.2%
Isabella Lakes CDD 6.00%, 8/01/22	1,515	1,303,763
Juban Park CDD 5.15%, 10/01/14	2,200	2,057,682
Whispering Spring Dev Dist 5.20%, 10/01/21	1,500	1,257,345

		4,618,790

Principal Amount (000)		U.S. $ Value

Nevada–0.6%
Clark Cnty Sch Dist Series B 5.00%, 6/15/17	$3,620	$3,786,013
Clark Cnty Spl Impr (Dist No. 142) 4.75%, 8/01/09	2,875	2,851,626
Henderson Loc Impr Dist No. T-16 4.625%, 3/01/12	535	400,731
Henderson Loc Impr Dist No. T-18 4.35%, 9/01/09	950	920,522
Las Vegas Spl Impr Dist No. 607 5.00%, 6/01/10	1,855	1,800,964
5.35%, 6/01/12	1,360	1,280,970

		11,040,826

North Carolina–0.3%
North Carolina Eastern Muni Pwr Agy 5.375%, 1/01/10–1/01/17	4,745	4,782,247

Ohio–0.3%
Ohio St Air Quality Dev Auth (Cleveland Pollution Ctl) Series B 3.75%, 10/01/30(b)	5,110	5,110,000
Port Auth Columbiana Cnty SWFR (Liberty Waste Transp LLC Proj) AMT Series A 7.00%, 8/01/21	1,470	1,407,569

		6,517,569

Pennsylvania–0.6%
Allegheny Cnty Hosp Dev Auth (West Pennsylvania Hlth Sys) Series 07A 5.00%, 11/15/17	9,845	8,280,137
Beaver Cnty IDA PCR (Cleveland Elec Proj) Series 98 3.75%, 10/01/30(b)	1,075	1,075,000
Montgomery Cnty IDA (Whitemarsh Continuing Care Ret Comnty) 6.00%, 2/01/21	1,515	1,380,574

		10,735,711

Puerto Rico–9.9%
Govt Dev Bank for Puerto Rico 5.00%, 12/01/11–12/01/12	11,450	11,648,313
Series B
5.00%, 12/01/13	4,410	4,449,602

44	Sanford C. Bernstein Fund, Inc.—2008 Annual Report

Principal Amount (000)		U.S. $ Value

Puerto Rico 5.00%, 7/01/13	$4,980	$5,010,926
5.25%, 7/01/14	1,295	1,308,313
MBIA
6.25%, 7/01/09	1,810	1,861,712
MBIA-IBC Series A
5.50%, 7/01/15	6,575	6,806,374
Series A
5.00%, 7/01/30(b)	1,300	1,302,535
Puerto Rico Elec Pwr Auth 5.25%, 7/01/13–7/01/15	12,425	12,808,843
5.50%, 7/01/16–7/01/19	12,920	13,109,550
MBIA
5.00%, 7/01/32	26,210	28,091,092
5.50%, 7/01/16	3,695	3,836,149
Puerto Rico Hwy & Transp Auth 5.00%, 7/01/40–7/01/45	33,185	35,656,241
Puerto Rico Infra Fin Auth AMBAC 5.50%, 7/01/14	14,765	15,322,379
Puerto Rico Pub Bldg Auth 5.25%, 7/01/11	5	5,283
5.75%, 7/01/15	6,905	7,126,029
GTD
5.00%, 7/01/28(b)	1,000	1,001,950
Series C
5.25%, 7/01/11	1,740	1,778,628
Puerto Rico Pub Bldg Auth (Ref Govt Fac) AMBAC 5.00%, 7/01/36(b)	8,935	8,877,190
Puerto Rico Pub Fin Corp. Series A 5.75%, 8/01/27(b)	6,415	6,483,961
Puerto Rico Pub Fin Corp. (Comwlth Appropriated) AMBAC 5.25%, 8/01/30(b)	3,595	3,595,827
FGIC Series A
5.25%, 8/01/31(b)	14,665	14,668,373
Univ of Puerto Rico 5.00%, 6/01/13	1,015	1,025,434

		185,774,704

South Carolina–0.1%
Lancaster Cnty Assmt Rev (Edenmoor Impr Dist) Series B 5.375%, 12/01/16	1,174	1,060,850

Tennessee–0.8%
Tennessee Energy Acquisition Corp. (Prepaid Gas) Series A 5.25%, 9/01/21	17,375	14,522,720

Principal Amount (000)		U.S. $ Value

Virginia–0.4%
Broad Street CDA 7.125%, 6/01/15	$1,785	$1,828,840
Celebrate North CDD (Spl Assmt Rev) Series B 6.25%, 3/01/18	1,750	1,711,027
Louisa IDA Pollution Ctl (Virginia Elec & Pwr Co.) 5.25%, 12/01/08	4,940	4,954,079

		8,493,946

Total Long-Term Municipal Bonds (cost $1,864,930,964)		1,843,638,286

Short-Term Municipal Notes–1.4%
New York–1.2%
Franklin Cnty IDA (Trudeau Institute Inc. Proj) 7.20%, 12/01/20(e)(f)	1,610	1,610,000
New York City Capital Res Corp. 7.20%, 1/01/26–5/01/37(e)(f)	2,720	2,720,000
New York City Muni Wtr Fin Auth 4.50%–4.50%, 6/15/32–6/15/38(f)	6,200	6,200,000
Series A-1 4.15%, 6/15/32(e)(f)	2,500	2,500,000
New York City TFA Series B 4.15%, 2/01/31(e)(f)	7,400	7,400,000
New York City TFA (NYC Recovery) 4.15%, 11/01/22(e)(f)	2,760	2,760,000

		23,190,000

Florida–0.2%
Sandy Creek CDD Series B 5.50%, 5/01/15	2,935	2,593,777

Total Short-Term Municipal Notes (cost $26,125,628)		25,783,777

Total Investments—99.2% (cost $1,891,056,592)		1,869,422,063

Other assets less liabilities—0.8%		15,768,996

Net Assets—100.0%		$1,885,191,059

Schedule of Investments—New York Municipal Portfolio	45

(a)	When-Issued or delayed delivery security.
(b)	Variable rate coupon, rate shown as of September 30, 2008.
(c)	Illiquid security.
(d)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(e)	Position, or a portion thereof, has been segregated to collateralize when issued and/or delayed delivery securities.
(f)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
+	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2008 and the aggregate market value of these securities amounted to $17,572,565 or 0.9% of net assets.

As of September 30, 2008, the Portfolio held 45.5% of net assets in insured bonds (of this amount 9.4% represents the Portfolio’s holding in pre-refunded bonds).

Glossary:

ACA—ACA Capital

AMBAC—American Bond Assurance Corporation

AMT—Alternative Minimum Tax (subject to)

CDA—Community Development Administration

CDD—Community Development District

CFD—Community Facilities District

COP—Certificate of Participation

ETM—Escrow to Maturity

FGIC—Financial Guaranty Insurance Company

FSA—Financial Security Assurance Inc.

IDA—Industrial Development Authority/Agency

MBIA—Municipal Bond Investors Assurance

PCR—Pollution Control Revenue Bond

SONYMA—State of New York Mortgage Agency

SWFR—Solid Waste Facility Revenue

XLCA—XL Capital Assurance Inc.

46	Sanford C. Bernstein Fund, Inc.—2008 Annual Report

SCB–MU–1945–0908

ANNUAL REPORT

AllianceBernstein Blended Style Funds

Tax-Managed International Portfolio

International Portfolio

September 30, 2008

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

November 14, 2008

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Blended Style Funds-AllianceBernstein Tax-Managed International and AllianceBernstein International Portfolios (each a “Portfolio,” and collectively, the “Portfolios”) for the annual reporting period ended September 30, 2008.

AllianceBernstein Tax-Managed International Portfolio

Investment Objective and Policies

The investment objective of the Portfolio is to provide long-term growth of capital through investments in equity securities of established foreign companies comprising the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, plus Canada. The Portfolio diversifies its investments among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Portfolio will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolio also diversifies its investments between growth and value equity investment styles. The Adviser selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. Normally, approximately 50% of the Portfolio’s value will consist of international value stocks and 50% will consist of international growth stocks. The Adviser will rebalance the portfolio as necessary to maintain this targeted allocation. The Portfolio seeks to maximize after-tax returns to shareholders by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on the Portfolio’s shareholders. In September 2003, the investment style of the Portfolio changed from all value to a blend of growth and value.

AllianceBernstein International Portfolio

Investment Objective and Policies

The investment objective of the Portfolio is to provide long-term growth of capital through investments in equity securities of established foreign companies comprising the MSCI EAFE Index, plus Canada. The Portfolio diversifies its investments among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Portfolio will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolio also diversifies its investments between growth and value equity investment styles. The Adviser selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. The Portfolio is managed without regard to potential tax consequences to the shareholder. Normally, approximately 50% of the Portfolio’s value will consist of international value stocks and 50% will consist of international growth stocks. The Adviser will rebalance the portfolio as necessary to maintain this targeted allocation. In September 2003,

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	1

the investment style of the Portfolio changed from all value to a blend of growth and value.

Effective October 1, 2008, the Adviser expanded its approach to managing currencies in the Portfolios. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into foreign currency transactions for investment purposes when it anticipates that a foreign currency will appreciate or depreciate in value.

Investment Results

The tables on pages 4 and 7 show performance for Tax-Managed International Portfolio and International Portfolio compared to their benchmark, the MSCI EAFE Index, for the six- and 12-month periods ended September 30, 2008.

The Portfolios’ Class A shares without sales charges underperformed the benchmark for the six- and 12-month periods ended September 30, 2008. During both periods, weakness from both the value and growth components of the Portfolios detracted from relative returns.

Financials sank deeper into bear-market territory, particularly during the third quarter of 2008 as the credit crisis entered a new and more menacing phase. Meanwhile, slowing economic growth and demand for commodities, particularly within emerging-market countries, weighed on industrials and materials stocks. On the positive side, consumer staples added to the Portfolios’ returns, as did several health care holdings, which benefited from company-specific developments.

Market Review and Investment Strategy

Non-U.S. developed equity markets retreated -22.35% during the six-month period, and -30.50% for the 12-month period, according to the MSCI EAFE Index. Currency selection detracted from relative returns in U.S. dollar terms during both periods.

International equities suffered as government intervention failed to support shares due to slowing global economic growth and further repercussions from the subprime mortgage crisis. The financial tumult came to a head in the third quarter, as intense fear of counterparty risk paralyzed interbank lending and threatened the survival of some of the world’s most powerful financial firms. Volatility rose to record highs amid several government bailouts and forced mergers. The Blend Solutions Team’s (the “Team’s”) fundamental forecasts of company operations have been the bedrock of the Portfolios’ successful stock selection throughout their history. But in this environment, uncertainty and fear have driven investor behavior, and actions by governments and rating agencies have been unpredictable. Like most investors, the Team has been dismayed by the market upheaval, but blind flight from risk has created rich opportunities for investors who apply dispassionate research.

2	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolios will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For a free copy of the Portfolios’ prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC Returns, Returns After Taxes on Distributions and Returns After Taxes on Distributions and Sale of Fund Shares reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares.

Benchmark Disclosure

The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a market capitalization weighted index that measures stock market performance in 21 countries in Europe, Australasia and the Far East. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.

The MSCI EAFE Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident institutional individuals who do not benefit from double taxation treaties.

A Word About Risk

Substantially all of the Portfolios’ assets will be invested in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. To the extent that the Portfolios invest a substantial amount of their assets in a particular country or region, an investment in the Portfolios has the risk that market changes or other events affecting that country or region may have a more significant effect on the Portfolios’ net asset values. In addition, because the Portfolios will invest in foreign currency denominated securities, fluctuations in the value of the Portfolios’ investments may be magnified by changes in foreign exchange rates. Because the Portfolios allocate between “growth” and “value” stocks, an investment in the Portfolios is subject to the risk that this allocation will result in lower returns when one style is outperforming another than if the Portfolios had invested entirely in the outperforming style. In addition, the transaction costs associated with the systematic rebalancing of the Portfolios may be significant over time. While the Portfolios invest principally in common stocks and other equity securities, in order to achieve their investment objectives, they may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases greater than, the risks presented by more traditional investments. AllianceBernstein Tax-Managed International Portfolio may employ strategies that take into account the tax impact of buy and sell decisions on the Portfolio’s shareholders. While the Portfolio seeks to maximize after-tax returns, there can be no assurance that the strategies will be effective, and the use of these strategies may affect the gross returns of the Portfolio. These risks are fully discussed in the Portfolios’ prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	3

Historical Performance

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2008	Returns
	6 Months	12 Months
AllianceBernstein Blended Style Funds Tax-Managed International Portfolio
Class A	-26.43%	-36.89%

Class B	-26.67%	-37.34%

Class C	-26.68%	-37.33%

MSCI EAFE Index (net)	-22.35%	-30.50%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

1/30/04* TO 9/30/08

* Since inception of the Portfolio’s Class A shares on 1/30/04.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Tax-Managed International Portfolio Class A shares (from 1/30/04* to 9/30/08) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

*	Inception Date: 1/30/04 for Class A, Class B and Class C shares.

See Historical Performance and Benchmark disclosures on page 3.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Historical Performance

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2008
	NAV Returns	SEC Returns

Class A Shares
1 Year	-36.89%	-39.58%
Since Inception*	3.53%	2.56%

Class B Shares
1 Year	-37.34%	-39.55%
Since Inception*	2.80%	2.80%

Class C Shares
1 Year	-37.33%	-37.88%
Since Inception*	2.79%	2.79%

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2008)

Class A Shares
1 Year		-39.58%
Since Inception*		2.56%

Class B Shares
1 Year		-39.55%
Since Inception*		2.80%

Class C Shares
1 Year		-37.88%
Since Inception*		2.79%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.44%, 2.16% and 2.15% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 1.28%, 2.00% and 1.99% for Class A, Class B and Class C, respectively. These waivers/reimbursements extend throughout the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	Inception Date: 1/30/04 for Class A, Class B and Class C shares.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	5

Historical Performance

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2008)
Returns

Class A Shares
1 Year	-40.53%
Since Inception*	1.62%

Class B Shares
1 Year	-40.51%
Since Inception*	1.90%

Class C Shares
1 Year	-38.84%
Since Inception*	1.89%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2008)

Class A Shares
1 Year	-22.99%
Since Inception*	2.91%

Class B Shares
1 Year	-22.94%
Since Inception*	3.13%

Class C Shares
1 Year	-21.85%
Since Inception*	3.12%

*	Inception Date: 1/30/04 for Class A, Class B and Class C shares.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Historical Performance

INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2008	Returns
	6 Months	12 Months
AllianceBernstein Blended Style Funds International Portfolio
Class A	-26.09%	-36.24%

Class B	-26.36%	-36.65%

Class C	-26.35%	-36.66%

MSCI EAFE Index (net)	-22.35%	-30.50%

* Since inception of the Portfolio’s Class A shares on 1/30/04.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Tax-Managed International Portfolio Class A shares (from 1/30/04* to 9/30/08) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

*	Inception Date: 1/30/04 for Class A, Class B and Class C shares.

See Historical Performance and Benchmark disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	7

Historical Performance

INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2008
	NAV Returns	SEC Returns

Class A Shares
1 Year	-36.24%	-38.94%
Since Inception*	3.94%	2.98%

Class B Shares
1 Year	-36.65%	-38.89%
Since Inception*	3.21%	3.21%

Class C Shares
1 Year	-36.66%	-37.22%
Since Inception*	3.22%	3.22%

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2008)

Class A Shares
1 Year		-38.94%
Since Inception*		2.98%

Class B Shares
1 Year		-38.89%
Since Inception*		3.21%

Class C Shares
1 Year		-37.22%
Since Inception*		3.22%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.42%, 2.12% and 2.12% for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	Inception Date: 1/30/04 for Class A, Class B and Class C shares.

See Historical Performance disclosures on page 3.

8	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tax-Managed International Portfolio	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During Period*
Class A
Actual	$1,000	$735.73	$6.55
Hypothetical (5% return before expenses)	$1,000	$1,017.45	$7.62
Class B
Actual	$1,000	$733.31	$9.27
Hypothetical (5% return before expenses)	$1,000	$1,014.30	$10.78
Class C
Actual	$1,000	$733.19	$9.27
Hypothetical (5% return before expenses)	$1,000	$1,014.30	$10.78
*	Expenses are equal to each Class’ annualized expense ratios, of 1.51%, 2.14% and 2.14% respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(Fund Expenses continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	9

Fund Expenses

FUND EXPENSES

(continued from previous page)

International Portfolio	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During Period*
Class A
Actual	$1,000	$739.06	$6.22
Hypothetical (5% return before expenses)	$1,000	$1,017.85	$7.21
Class B
Actual	$1,000	$736.41	$9.25
Hypothetical (5% return before expenses)	$1,000	$1,014.35	$10.73
Class C
Actual	$1,000	$736.53	$9.25
Hypothetical (5% return before expenses)	$1,000	$1,014.35	$10.73
*	Expenses are equal to each Class’ annualized expense ratios, of 1.43%, 2.13% and 2.13%, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

10	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Fund Expenses

TAX-MANAGED INTERNATIONAL PORTFOLIO

PORTFOLIO SUMMARY

September 30, 2008

PORTFOLIO STATISTICS

Net Assets ($mil): $6,036.3

*	All data are as of September 30, 2008. The Portfolio’s sector and country breakdowns are expressed as a percentage of each Portfolio’s long-term investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	11

Portfolio Summary

INTERNATIONAL PORTFOLIO

PORTFOLIO SUMMARY

September 30, 2008

PORTFOLIO STATISTICS

Net Assets ($mil): $2,839.3

*	All data are as of September 30, 2008. The Portfolio’s sector and country breakdowns are expressed as a percentage of each Portfolio’s long-term investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

12	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio Summary

TAX MANAGED INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2008

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.3%
Financials – 20.3%
Capital Markets – 5.8%
3i Group PLC	1,007,493	$12,756,621
Credit Suisse Group AG	2,386,413	111,450,144
Deutsche Bank AG	1,068,300	76,422,980
ICAP PLC	4,114,367	26,537,684
Julius Baer Holding AG	1,164,913	57,931,608
Man Group PLC	11,117,641	67,938,522

		353,037,559

Commercial Banks – 8.8%
Banco Santander Central Hispano SA	1,210,157	18,145,481
Barclays PLC	7,750,000	46,046,155
BNP Paribas SA	1,231,700	117,575,013
Canadian Imperial Bank of Commerce/Canada	257,000	14,749,880
Credit Agricole SA	1,083,223	20,862,707
HBOS PLC	9,873,530	22,400,840
HSBC Holdings PLC	3,218,000	52,061,651
National Australia Bank Ltd.	689,021	13,906,124
National Bank of Greece SA	282,800	11,460,348
Royal Bank of Scotland Group PLC (London Virt-X)	7,123,224	22,978,915
Societe Generale – Class A	837,453	75,228,139
Standard Chartered PLC	3,049,051	75,023,545
Sumitomo Mitsui Financial Group, Inc.	6,479	40,621,124

		531,059,922

Consumer Finance – 0.6%
ORIX Corp.	280,060	35,065,750

Diversified Financial Services – 0.8%
Fortis (Euronext Amsterdam)	760,166	4,809,917
Fortis (Euronext Brussels)	797,866	4,929,198
ING Group	1,704,463	36,539,897

		46,279,012

Insurance – 4.1%
Allianz SE	534,200	73,237,878
Aviva PLC	5,581,507	48,549,219
Fondiaria-Sai SpA (ordinary shares)	506,786	11,962,093
Muenchener Rueckversicherungs AG	308,700	46,565,805
QBE Insurance Group Ltd.	3,191,056	68,818,463

		249,133,458

Real Estate Management & Development – 0.2%
Lend Lease Corp. Ltd.	1,556,800	11,483,356

		1,226,059,057

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	13

Tax Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 13.7%
Energy Equipment & Services – 1.4%
Saipem SpA	934,500	$27,961,222
Technip SA	487,809	27,410,566
WorleyParsons Ltd.	1,256,486	31,078,418

		86,450,206

Oil, Gas & Consumable Fuels – 12.3%
BG Group PLC	4,407,020	79,925,943
BP PLC	10,601,700	88,294,078
EnCana Corp.	330,800	21,123,954
ENI SpA	2,550,940	67,615,374
Imperial Oil Ltd.	468,800	20,077,899
Nexen, Inc.	577,300	13,398,459
Nippon Mining Holdings, Inc.	3,496,000	14,081,978
Petro-Canada	766,800	25,505,962
Repsol YPF SA	1,282,600	38,011,008
Royal Dutch Shell PLC – Class A	2,893,316	85,243,432
Royal Dutch Shell PLC – Class B	387,899	10,897,181
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	2,355,939	68,040,516
StatoilHydro ASA	5,374,650	127,719,594
Total SA	1,321,743	80,295,764

		740,231,142

		826,681,348

Materials – 13.1%
Chemicals – 4.6%
BASF SE	2,281,400	108,769,097
Incitec Pivot Ltd.	9,253,980	37,076,705
Mitsubishi Chemical Holdings Corp.	5,673,000	29,986,032
Mitsui Chemicals, Inc.	4,853,000	21,394,745
Nova Chemicals Corp.	432,900	9,514,241
Potash Corp. of Saskatchewan	117,800	15,550,778
Solvay SA – Class A	112,300	13,784,786
Syngenta AG	190,168	40,103,374

		276,179,758

Containers & Packaging – 0.2%
Amcor Ltd.	3,060,700	13,459,183

Metals & Mining – 7.7%
Anglo American PLC	1,094,715	36,979,101
Antofagasta PLC	613,400	4,455,846
ArcelorMittal (Euronext Amsterdam)	567,200	28,709,217
ArcelorMittal (Euronext Paris)	589,207	29,847,463
Barrick Gold Corp.	400,900	14,679,890
BHP Billiton Ltd.	1,449,800	37,507,211
BHP Billiton PLC	2,293,568	51,958,938
Fortescue Metals Group Ltd.(a)	3,746,766	14,255,175
Inmet Mining Corp.	183,500	8,545,229

14	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

JFE Holdings, Inc.	1,754,100	$54,405,420
Kazakhmys PLC	1,122,136	11,784,552
Nippon Steel Corp.	6,656,000	25,127,413
Rio Tinto PLC	966,628	60,664,892
Voestalpine AG	589,100	18,408,397
Xstrata PLC	2,177,480	67,860,287

		465,189,031

Paper & Forest Products – 0.6%
Stora Enso Oyj – Class R	829,729	8,107,365
Svenska Cellulosa AB – Class B	2,601,000	27,553,362

		35,660,727

		790,488,699

Health Care – 9.6%
Biotechnology – 0.8%
CSL Ltd./Australia	1,675,495	50,758,938

Health Care Equipment & Supplies – 1.0%
Alcon, Inc.	349,400	56,431,594
Essilor International SA	87,837	4,387,048

		60,818,642

Health Care Providers & Services – 0.9%
Celesio AG	652,300	28,467,998
Fresenius Medical Care AG	540,000	27,953,865

		56,421,863

Pharmaceuticals – 6.9%
AstraZeneca PLC	465,600	20,374,415
Bayer AG	1,283,995	94,036,096
GlaxoSmithKline PLC	4,262,300	92,332,900
Novartis AG	2,723,450	143,388,368
Novo Nordisk A/S – Class B	652,950	33,850,396
Sanofi-Aventis SA	447,373	29,412,760

		413,394,935

		581,394,378

Industrials – 9.1%
Aerospace & Defense – 0.5%
BAE Systems PLC	4,220,220	31,111,166

Airlines – 1.3%
Air France-KLM	653,949	14,972,475
Deutsche Lufthansa AG	2,125,000	41,540,198
Qantas Airways Ltd.	8,225,931	20,971,039

		77,483,712

Electrical Equipment – 1.9%
ABB Ltd.	4,676,910	90,631,111
Alstom SA	179,700	13,640,914
Gamesa Corp. Tecnologica SA	396,520	13,585,554

		117,857,579

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	15

Tax Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrial Conglomerates – 0.5%
Siemens AG	332,100	$30,977,290

Machinery – 0.7%
Vallourec	95,500	20,606,782
Volvo AB – Class B	2,321,750	20,975,993

		41,582,775

Marine – 0.5%
Mitsui OSK Lines Ltd.	3,329,000	28,923,522

Trading Companies & Distributors – 3.5%
Mitsubishi Corp.	3,208,800	66,936,045
Mitsui & Co. Ltd.	11,623,000	144,291,620

		211,227,665

Transportation Infrastructure – 0.2%
Macquarie Infrastructure Group	6,681,582	12,669,493

		551,833,202

Consumer Staples – 7.5%
Beverages – 0.3%
Carlsberg A/S – Class B	223,650	17,051,827

Food & Staples Retailing – 1.4%
Aeon Co. Ltd.	1,224,600	12,511,527
Koninklijke Ahold NV	2,597,906	30,010,297
Tesco PLC	6,014,326	41,829,546

		84,351,370

Food Products – 3.2%
Associated British Foods PLC	2,377,200	30,166,258
Nestle SA	3,286,530	142,035,623
Unilever PLC	690,143	18,765,574

		190,967,455

Household Products – 1.5%
Reckitt Benckiser PLC	1,944,653	94,286,264

Tobacco – 1.1%
British American Tobacco PLC	1,981,381	64,686,686

		451,343,602

Telecommunication Services – 7.3%
Diversified Telecommunication Services – 4.9%
BCE, Inc.	141,800	4,889,885
Deutsche Telekom AG – Class W	1,162,800	17,659,703
France Telecom SA	1,087,800	30,512,365
Nippon Telegraph & Telephone Corp.	7,933	35,408,503
Tele2 AB – Class B	235,600	2,688,745
Telecom Corp. of New Zealand Ltd.	8,989,700	16,561,895
Telecom Italia SpA (ordinary shares)	11,849,900	17,635,920
Telecom Italia SpA (savings shares)	6,750,400	7,651,894
Telefonica SA	5,849,834	139,094,774
TELUS Corp. – Class G	632,600	22,652,935

		294,756,619

16	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Wireless Telecommunication Services – 2.4%
NTT Docomo, Inc.	22,906	$36,665,546
Vodafone Group PLC	48,233,143	106,519,513

		143,185,059

		437,941,678

Consumer Discretionary – 6.3%
Auto Components – 0.5%
Compagnie Generale des Etablissements Michelin – Class B	462,100	29,931,310

Automobiles – 3.1%
Honda Motor Co. Ltd.	999,000	30,302,424
Isuzu Motors Ltd.	7,460,000	20,731,536
Nissan Motor Co. Ltd.	5,378,900	36,370,946
Renault SA	709,600	45,222,331
Toyota Motor Corp.	1,293,500	55,300,325

		187,927,562

Hotels, Restaurants & Leisure – 0.2%
TUI AG	718,500	11,868,497

Household Durables – 1.2%
Persimmon PLC	1,433,000	10,426,815
Sharp Corp.	2,987,000	32,639,079
Sony Corp.	854,900	26,363,062

		69,428,956

Media – 1.1%
Consolidated Media Holdings Ltd.	3,295,100	6,581,336
Lagardere SCA	607,300	27,374,861
SES Global SA (FDR)	1,501,035	31,072,539

		65,028,736

Specialty Retail – 0.2%
Esprit Holdings Ltd.	2,185,700	13,548,208

		377,733,269

Utilities – 5.4%
Electric Utilities – 3.1%
E.ON AG	3,006,210	151,323,227
The Tokyo Electric Power Co. Inc	1,411,700	34,734,036

		186,057,263

Independent Power Producers & Energy Traders – 1.1%
International Power PLC	10,381,537	67,175,628

Multi-Utilities – 1.2%
Atco Ltd.	208,500	7,562,227
GDF Suez	943,936	49,109,499
RWE AG	170,590	16,263,470

		72,935,196

		326,168,087

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	17

Tax Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Information Technology – 5.0%
Communications Equipment – 1.1%
Nokia OYJ	1,779,100	$33,182,764
Telefonaktiebolaget LM Ericsson – Class B	3,603,000	34,216,925

		67,399,689

Computers & Peripherals – 1.1%
Fujitsu Ltd.	5,793,000	32,568,050
Toshiba Corp.	7,366,000	32,125,039

		64,693,089

Electronic Equipment, Instruments & Components – 0.6%
Hitachi High-Technologies Corp.	443,400	8,792,622
Hitachi Ltd.	4,003,000	27,024,155

		35,816,777

Office Electronics – 0.4%
Canon, Inc.	635,100	24,077,190

Semiconductors & Semiconductor Equipment – 0.2%
Infineon Technologies AG(a)	2,702,800	15,005,656

Software – 1.6%
Nintendo Co. Ltd.	220,700	93,615,144

		300,607,545

Total Common Stocks (cost $6,999,013,427)		5,870,250,865

	Principal Amount (000)
SHORT-TERM INVESTMENTS – 0.9%
Repurchase Agreements – 0.9%
State Street Bank & Trust Co. 0.30%, 9/30/2008 due 10/01/2008 in the amount of $57,115,476 (collateralized by $58,100,000 FHLMC, 4.15%, due 1/29/13, value $58,260,356) (cost $57,115,000)	$57,115	57,115,000

Total Investments – 98.2% (cost $7,056,128,427)		5,927,365,865
Other assets less liabilities – 1.8%		108,948,470

Net Assets – 100.0%		$6,036,314,335

18	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax Managed International Portfolio—Portfolio of Investments

FINANCIAL FUTURES CONTRACTS (see Note 1.D)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2008	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50	426	December 2008	$18,790,519	$18,363,516	$ (427,003)

(a)	Non-income producing security.

Glossary:

FDR – Fiduciary Depositary Receipt

FHLMC – Federal Home Loan Mortgage Corporation

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	19

Tax Managed International Portfolio—Portfolio of Investments

INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2008

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.7%
Financials – 21.5%
Capital Markets – 6.8%
3i Group PLC	1,013,951	$12,838,390
Credit Suisse Group AG	1,385,359	64,698,969
Deutsche Bank AG	507,900	36,333,643
ICAP PLC	1,896,234	12,230,717
Julius Baer Holding AG	700,184	34,820,442
Man Group PLC	5,397,233	32,981,820

		193,903,981

Commercial Banks – 9.1%
Banco Santander Central Hispano SA	2,627,668	39,400,094
Barclays PLC	3,589,900	21,329,173
BNP Paribas SA	336,370	32,109,042
Credit Agricole SA	1,902,016	36,632,533
HBOS PLC	5,063,930	11,488,929
National Australia Bank Ltd.	329,321	6,646,501
Royal Bank of Scotland Group PLC (London Virt-X)	7,311,666	23,586,813
Societe Generale – Class A	371,566	33,377,656
Standard Chartered PLC	1,448,054	35,630,150
Sumitomo Mitsui Financial Group, Inc.	3,010	18,871,675

		259,072,566

Consumer Finance – 0.6%
ORIX Corp.	130,700	16,364,685

Diversified Financial Services – 0.8%
Fortis (Euronext Amsterdam)	361,686	2,288,552
Fortis (Euronext Brussels)	366,578	2,264,711
ING Group	803,200	17,218,822

		21,772,085

Insurance – 4.2%
Allianz SE	278,400	38,168,149
Aviva PLC	2,632,488	22,897,980
Fondiaria-Sai SpA (ordinary shares)	306,900	7,244,017
Muenchener Rueckversicherungs AG	161,500	24,361,443
QBE Insurance Group Ltd.	1,297,996	27,992,643

		120,664,232

		611,777,549

Energy – 13.3%
Energy Equipment & Services – 1.4%
Saipem SpA	431,925	12,923,650
Technip SA	249,418	14,015,093
WorleyParsons Ltd.	468,887	11,597,635

		38,536,378

Oil, Gas & Consumable Fuels – 11.9%
BG Group PLC	2,142,565	38,857,670
BP PLC	3,027,500	25,213,911

20	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

EnCana Corp.	154,300	$9,853,162
ENI SpA	1,176,300	31,179,081
Imperial Oil Ltd.	217,900	9,332,283
Nippon Mining Holdings, Inc.	1,680,000	6,767,083
Petro-Canada	355,400	11,821,621
Repsol YPF SA	479,200	14,201,524
Royal Dutch Shell PLC – Class A	1,044,169	30,763,508
Royal Dutch Shell PLC – Class B	728,096	20,454,278
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	959,744	27,717,813
StatoilHydro ASA	2,372,738	56,384,162
Total SA	926,547	56,287,644

		338,833,740

		377,370,118

Materials – 13.3%
Chemicals – 4.6%
BASF SE	1,064,600	50,756,369
Incitec Pivot Ltd.	2,885,640	11,561,515
Mitsubishi Chemical Holdings Corp.	3,930,500	20,775,621
Mitsui Chemicals, Inc.	1,634,000	7,203,588
Nova Chemicals Corp.	202,000	4,439,540
Potash Corp. of Saskatchewan	131,492	17,358,259
Syngenta AG	89,010	18,770,778

		130,865,670

Containers & Packaging – 0.2%
Amcor Ltd.	1,430,600	6,290,949

Metals & Mining – 7.6%
Anglo American PLC	366,499	12,380,212
Antofagasta PLC	443,200	3,219,483
ArcelorMittal (Euronext Paris)	571,533	28,952,151
Barrick Gold Corp.	187,200	6,854,765
BHP Billiton Ltd.	682,700	17,661,866
BHP Billiton PLC	1,165,666	26,407,226
Fortescue Metals Group Ltd.(a)	343,946	1,308,598
Inmet Mining Corp.	85,700	3,990,878
JFE Holdings, Inc.	559,000	17,338,025
Kazakhmys PLC	601,400	6,315,838
Nippon Steel Corp.	3,878,000	14,640,040
Rio Tinto PLC	686,160	43,062,918
Voestalpine AG	216,200	6,755,891
Xstrata PLC	856,693	26,698,492

		215,586,383

Paper & Forest Products – 0.9%
Stora Enso Oyj – Class R	1,151,600	11,252,399
Svenska Cellulosa AB – Class B	1,209,300	12,810,565

		24,062,964

		376,805,966

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	21

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 9.9%
Biotechnology – 0.8%
CSL Ltd./Australia	746,125	$22,603,775

Health Care Equipment & Supplies – 0.9%
Alcon, Inc.	152,900	24,694,879

Health Care Providers & Services – 1.1%
Celesio AG	304,400	13,284,775
Fresenius Medical Care AG	369,406	19,122,825

		32,407,600

Pharmaceuticals – 7.1%
AstraZeneca PLC	209,377	9,162,229
Bayer AG	548,900	40,199,855
GlaxoSmithKline PLC	1,967,595	42,623,408
Novartis AG	1,237,885	65,174,066
Novo Nordisk A/S – Class B	359,321	18,628,009
Sanofi-Aventis SA	390,379	25,665,661

		201,453,228

		281,159,482

Consumer Staples – 8.8%
Beverages – 0.3%
Carlsberg A/S – Class B	92,980	7,089,107

Food & Staples Retailing – 2.1%
Koninklijke Ahold NV	2,494,400	28,814,624
Tesco PLC	4,519,678	31,434,292

		60,248,916

Food Products – 3.4%
Associated British Foods PLC	1,222,800	15,517,121
Nestle SA	1,383,039	59,771,493
Unilever PLC	808,524	21,984,454

		97,273,068

Household Products – 1.4%
Reckitt Benckiser PLC	837,549	40,608,462

Tobacco – 1.6%
British American Tobacco PLC	1,368,607	44,681,286

		249,900,839

Industrials – 8.0%
Aerospace & Defense – 1.1%
BAE Systems PLC	4,213,250	31,059,784

Airlines – 1.3%
Air France-KLM	415,900	9,522,230
Deutsche Lufthansa AG	980,000	19,157,362
Qantas Airways Ltd.	3,834,229	9,774,915

		38,454,507

22	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electrical Equipment – 1.0%
ABB Ltd.	1,433,260	$27,774,309

Machinery – 0.8%
Atlas Copco AB – Class A	1,219,546	13,855,243
Volvo AB – Class B	950,300	8,585,543

		22,440,786

Marine – 0.9%
Mitsui OSK Lines Ltd.	1,472,000	12,789,253
Nippon Yusen KK	1,824,000	11,889,940

		24,679,193

Trading Companies & Distributors – 2.7%
Finning International, Inc.	198,700	3,898,385
Mitsubishi Corp.	1,743,500	36,369,669
Mitsui & Co. Ltd.	3,007,000	37,329,855

		77,597,909

Transportation Infrastructure – 0.2%
Macquarie Infrastructure Group	2,918,824	5,534,621

		227,541,109

Telecommunication Services – 6.3%
Diversified Telecommunication Services – 4.1%
BCE, Inc.	65,900	2,272,520
Deutsche Telekom AG – Class W	1,068,600	16,229,067
France Telecom SA	572,800	16,066,816
Nippon Telegraph & Telephone Corp.	3,824	17,068,211
Tele2 AB – Class B	89,900	1,025,969
Telecom Italia SpA (ordinary shares)	5,747,500	8,553,865
Telecom Italia SpA (savings shares)	3,428,300	3,886,138
Telefonica SA	1,777,233	42,258,263
TELUS Corp. – Class G	300,800	10,771,424

		118,132,273

Wireless Telecommunication Services – 2.2%
Vodafone Group PLC	27,798,389	61,390,792

		179,523,065

Utilities – 5.8%
Electric Utilities – 3.1%
E.ON AG	1,414,184	71,185,608
The Tokyo Electric Power Co. Inc	681,100	16,758,059

		87,943,667

Independent Power Producers & Energy Traders – 1.1%
Iberdrola Renovables SA(a)	1,341,031	5,859,625
International Power PLC	3,670,124	23,748,206

		29,607,831

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	23

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Multi-Utilities – 1.6%
Atco Ltd.	97,200	$3,525,412
GDF Suez	669,513	34,832,286
RWE AG	79,250	7,555,425

		45,913,123

		163,464,621

Consumer Discretionary – 5.3%
Auto Components – 0.7%
Compagnie Generale des Etablissements Michelin – Class B	312,100	20,215,455

Automobiles – 2.7%
Honda Motor Co. Ltd.	289,400	8,778,300
Nissan Motor Co. Ltd.	3,026,700	20,465,884
Porsche Automobil Holding SE	69,801	7,569,242
Renault SA	450,200	28,690,943
Toyota Motor Corp.	305,000	13,039,505

		78,543,874

Household Durables – 0.8%
Sharp Corp.	1,390,000	15,188,591
Sony Corp.	170,600	5,260,894
Taylor Wimpey PLC	2,315,011	1,499,818

		21,949,303

Media – 1.1%
Lagardere SCA	286,200	12,900,849
SES Global SA (FDR)	704,212	14,577,711
Seven Network Ltd.(b)	618,300	3,176,308

		30,654,868

		151,363,500

Information Technology – 4.5%
Communications Equipment – 0.8%
Nokia OYJ	830,100	15,482,554
Telefonaktiebolaget LM Ericsson – Class B	673,000	6,391,338

		21,873,892

Computers & Peripherals – 1.5%
Fujitsu Ltd.	4,799,000	26,979,816
Toshiba Corp.	3,679,000	16,045,074

		43,024,890

Electronic Equipment, Instruments & Components – 0.5%
Hitachi Ltd.	1,867,000	12,604,071

Office Electronics – 0.2%
Canon, Inc.	158,700	6,016,454

24	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Software – 1.5%
Nintendo Co. Ltd.	102,800	$43,605,061

		127,124,368

Total Common Stocks (cost $3,433,026,699)		2,746,030,617

	Principal Amount (000)
SHORT-TERM INVESTMENTS – 0.8%
Repurchase Agreements – 0.8%
State Street Bank & Trust Co. 0.30%, 9/30/2008 due 10/01/2008 in the amount of $22,491,187 (collateralized by $22,880,000 FHLMC, 4.15%, due 1/29/13, value $22,943,149) (cost $22,491,000)	$22,491	22,491,000

Total Investments – 97.5% (cost $3,455,517,699)		2,768,521,617
Other assets less liabilities – 2.5%		70,830,507

Net Assets – 100.0%		$2,839,352,124

FINANCIAL FUTURES CONTRACTS (see Note 1.D)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2008	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
FTSE 100 Index Futures	83	December 2008	$7,686,004	$7,338,238	$(347,766)
Topix Index Futures	36	December 2008	3,730,093	3,675,991	(54,102)

					$(401,868)

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note 1.L for securities lending information.

Glossary:

FDR – Fiduciary Depositary Receipt

FHLMC – Federal Home Loan Mortgage Corporation

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	25

International Portfolio—Portfolio of Investments

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2008

	Tax-Managed International Portfolio		International Portfolio
Assets
Investments in securities at value	$5,927,365,865		$2,768,521,617	(a)
Foreign currencies, at value(b)	36,792,321		34,061,687
Cash in bank	1,845,418	(c)	746,956	(c)(d)
Receivables:
Interest	476		187
Dividends	21,711,229		9,257,152
Investment securities sold and foreign currency transactions	48,172,113		25,501,615
Foreign withholding tax reclaims	7,619,218		2,240,914
Capital shares sold	12,270,032		6,242,294
Margin due from broker on futures contracts	171,041		– 0	–

Total assets	6,055,947,713		2,846,572,422

Liabilities
Payable for collateral on securities lending at value	– 0	–	35,310
Payables:
Capital shares redeemed	13,087,663		3,932,181
Management fee	4,638,348		2,217,627
Shareholder servicing fee	1,347,730		622,286
Transfer Agent fee	42,225		30,916
Distribution fee	5,315		26,401
Margin owed to broker on futures contracts	– 0	–	34,029
Accrued expenses	512,097		321,548

Total liabilities	19,633,378		7,220,298

Net Assets	$6,036,314,335		$2,839,352,124

Cost of investments	$7,056,128,427		$3,455,517,699

Net Assets Consist of:
Capital stock, at par*	$365,370		$172,030
Additional paid-in capital	7,245,027,918		3,505,626,167
Undistributed net investment income	163,009,851		74,674,851
Accumulated net realized gain (loss) on investment and foreign currency transactions	(242,215,726)		(52,948,143)
Unrealized appreciation/(depreciation) of:
Investments and futures transactions	(1,129,189,565)		(687,397,950)
Foreign currency denominated assets and liabilities	(683,513)		(774,831)

	$6,036,314,335		$2,839,352,124

(a)	Includes securities on loan with a value of $32,908.

(b)	Cost: $37,301,448 and $34,661,550, respectively. (Note 1)

(c)	Amounts of U.S. $1,844,729 and $711,029, respectively, have been segregated to collateralize margin requirements for the open futures contracts at September 30, 2008.

(d)	Includes cash collateral of $35,310 for securities loaned.

*	The Sanford C Bernstein Fund, Inc. has authorized 9 billion shares of common stock with par value of $.001 per share.

See notes to financial statements.

26	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Statements of Assets and Liabilities

	Tax-Managed International Portfolio	International Portfolio
Calculation of Maximum Offering Price
Tax-Managed International Class Shares
Net Assets	$6,024,221,052
Shares of capital stock outstanding	364,627,722

Net asset value, offering and redemption price per share	$16.52

International Class Shares
Net Assets		$2,788,101,738
Shares of capital stock outstanding		168,881,942

Net asset value and offering price per share		$16.51

Class A Shares
Net Assets	$9,101,147	$32,516,874
Shares of capital stock outstanding	555,832	1,985,956

Net asset value and redemption price per share	$16.37	$16.37
Sales charge—4.25% of public offering price	0.73	0.73

Maximum offering price	$17.10	$17.10

Class B Shares
Net Assets	$380,276	$2,733,313
Shares of capital stock outstanding	23,725	169,604

Net asset value and offering price per share	$16.03	$16.12

Class C Shares
Net Assets	$2,611,860	$16,000,199
Shares of capital stock outstanding	163,029	992,144

Net asset value and offering price per share	$16.02	$16.13

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	27

Statements of Assets and Liabilities

STATEMENTS OF OPERATIONS

For the year ended September 30, 2008

Tax-Managed International Portfolio	International Portfolio
Investment Income
Income:
Interest	$2,753,872	$4,757,455
Dividends (net of foreign withholding taxes of $25,858,993 and $11,696,877, respectively)	275,224,997	125,574,883

Total income	277,978,869	130,332,338

Expenses:
Management fee (see Note 2A)	67,990,294	33,919,294
Shareholder servicing fee (see Note 2B)	20,833,302	9,571,214
Custodian fee	3,299,931	1,669,509
Transfer Agent fee—Non-Retail Class	388,358	260,010
Transfer Agent fee—Class A	10,518	71,749
Transfer Agent fee—Class B	736	7,268
Transfer Agent fee—Class C	5,340	39,845
Distribution fees—Class A	20,020	132,015
Distribution fees—Class B	5,870	46,675
Distribution fees—Class C	40,795	251,117
Registration fees	263,495	123,599
Directors’ fees and expenses	233,650	109,868
Auditing and tax fees	212,683	95,541
Legal fees	132,507	73,870
Printing fees	58,542	51,903
Miscellaneous	191,123	113,233

Total expenses	93,687,164	46,536,710
Less: expenses waived by the Transfer Agent	(6,473)	– 0	–
Less: expense offset arrangement	(343)	(2,823)

Net expenses	93,680,348	46,533,887

Net investment income	184,298,521	83,798,451

Realized and Unrealized Gain (loss) on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions	(100,325,600)	(24,379,579)
Futures transactions	(11,846,228)	(1,066,295)
Foreign currency transactions	(3,337,880)	(3,004,280)

Net realized loss on investment and foreign currency transactions	(115,509,708)	(28,450,154)

Net decrease in unrealized appreciation/(depreciation) of:
Investments and futures	(3,579,868,976)	(1,654,454,172)
Foreign currency denominated assets and liabilities	(1,073,008)	(812,733)

Net decrease in unrealized appreciation/(depreciation) of investments and foreign currency denominated assets and liabilities	(3,580,941,984)	(1,655,266,905)

Net realized and unrealized loss on investment and foreign currency transactions	(3,696,451,692)	(1,683,717,059)

Net decrease in Net Assets resulting from Operations	$ (3,512,153,171)	$ (1,599,918,608)

See notes to financial statements.

28	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Statements of Operations

STATEMENTS OF CHANGES IN NET ASSETS

Tax-Managed International Portfolio
Year Ended 9/30/08	Year Ended 9/30/07
Increase (Decrease) in Net Assets from Operations:
Net investment income	$184,298,521	$144,048,872
Net realized gain (loss) on investment and foreign currency transactions	(115,509,708)	956,776,501
Increase (decrease) in unrealized appreciation/(depreciation) of investments and foreign currency denominated assets and liabilities	(3,580,941,984)	736,273,937
Contributions from Adviser (see Note 2A)	– 0	–	445

Net increase (decrease) in net assets resulting from operations	(3,512,153,171)	1,837,099,755

Dividends to shareholders:
Dividends from net investment income Tax-Managed International Shares	(133,317,976)	(134,069,445)
Class A	(103,566)	(55,675)
Class B	(5,643)	(8,042)
Class C	(38,067)	(40,057)

Distributions from net realized gain on investment transactions Tax-Managed International Shares	(956,375,076)	(872,942,823)
Class A	(766,643)	(408,843)
Class B	(72,608)	(66,630)
Class C	(489,815)	(331,886)

Total dividends and distributions to shareholders	(1,091,169,394)	(1,007,923,401)

Capital-share transactions
Net proceeds from sales of shares	1,289,643,082	1,382,327,603
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	983,170,234	855,062,898

Total proceeds from shares sold	2,272,813,316	2,237,390,501
Cost of shares redeemed	(1,138,428,985)	(1,080,537,345)

Net increase in net assets from capital-share transactions	1,134,384,331	1,156,853,156

Net increase (decrease) in net assets	(3,468,938,234)	1,986,029,510
Net Assets:
Beginning of period	9,505,252,569	7,519,223,059

End of period(a)	$6,036,314,335	$9,505,252,569

(a) Includes undistributed net investment income	$163,009,851	$114,592,680

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	29

Statements of Changes in Net Assets

International Portfolio
Year Ended 9/30/08	Year Ended 9/30/07
Increase (Decrease) in Net Assets from Operations:
Net investment income	$83,798,451	$66,290,891
Net realized gain (loss) on investment and foreign currency transactions	(28,450,154)	495,535,110
Increase (decrease) in unrealized appreciation/(depreciation) of investments and foreign currency denominated assets and liabilities	(1,655,266,905)	295,022,139
Contributions from Adviser (see Note 2A)	– 0	–	237,063

Net increase (decrease) in net assets resulting from operations	(1,599,918,608)	857,085,203

Dividends to shareholders:
Dividends from net investment income International Class Shares	(63,574,278)	(66,986,211)
Class A	(588,380)	(603,506)
Class B	(41,535)	(64,870)
Class C	(208,598)	(227,993)

Distributions from net realized gain on investment transactions International Class Shares	(449,003,056)	(420,459,577)
Class A	(4,801,700)	(4,351,707)
Class B	(625,906)	(626,831)
Class C	(3,143,423)	(2,203,054)

Total dividends and distributions to shareholders	(521,986,876)	(495,523,749)

Capital-share transactions
Net proceeds from sales of shares	610,592,593	682,895,660
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	517,275,575	492,634,247

Total proceeds from shares sold	1,127,868,168	1,175,529,907
Cost of shares redeemed	(567,007,011)	(589,899,670)

Net increase in net assets from capital-share transactions	560,861,157	585,630,237

Net increase (decrease) in net assets	(1,561,044,327)	947,191,691
Net Assets:
Beginning of period	4,400,396,451	3,453,204,760

End of period(a)	$2,839,352,124	$4,400,396,451

(a) Includes undistributed net investment income	$74,674,851	$55,970,597

See notes to financial statements.

30	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Statements of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2008

NOTE 1.

Organization and Significant Accounting Policies

The shares of AllianceBernstein Tax-Managed International Portfolio and International Portfolio are offered through the Tax-Managed International Portfolio and International Portfolio (the “Portfolios”), respectively, of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Fund is a managed open-end registered investment company incorporated in Maryland on May 4, 1988. The Fund is currently comprised of 12 series each with its own investment objectives. The Tax-Managed International and International Portfolios commenced offering of Class A, B and C shares on January 30, 2004 in addition to the existing Tax-Managed International and International Class shares, respectively. Collectively, the Class A, B and C shares are referred to as the “AllianceBernstein International Retail Class shares”. These financial statements include only the retail classes of the Tax-Managed International and International Portfolios. The financial highlights of the Tax-Managed International and International Class shares are presented in a separate financial report. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange or on a foreign securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	31

Notes to Financial Statements

over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B. Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 12:00 p.m., Eastern time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

32	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year.

The Portfolios invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

C. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortizes premiums and accretes discounts as adjustments to interest income.

D. Futures Contracts

Upon entering into a futures contract, a Portfolio is required to deposit cash or to pledge securities and maintain as collateral an initial margin with the broker equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments, which are dependent on the daily fluctuations in the market value of the underlying index or security, are made or received by the Portfolio each day (daily variation margin) or at other intervals as is required. The aggregate of these payments or receipts through the expiration of the futures contract is recorded for book purposes as unrealized gains or losses by the Portfolio. If the Portfolio enters into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed.

E. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains, and net unrealized appreciation/depreciation as such income and/or gains are earned.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	33

Notes to Financial Statements

In accordance with the Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”), management has analyzed the Portfolios’ tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

F. Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

G. Distribution of Income and Gains

Dividends from net investment income and distributions of net realized gains, less any available loss carryforwards, if any, will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying financial statements. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

H. Class Allocation

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

I. Securities Lending

Each Portfolio may enter into securities lending transactions. By lending its portfolio securities, a Portfolio attempts to increase its income through the interest earned on the loan. It is the policy of each Portfolio to receive collateral consisting of cash or U.S. government securities in an amount at least equal to the

34	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

value of the securities loaned. Under the terms of the securities lending agreement, security voting rights pass to the borrower, although the Portfolio can at will terminate a loan and regain the right to vote. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that collateral levels are maintained. Cash collateral received is invested by the securities lending agent in liquid short-term investments such as repurchase agreements and overnight time deposits pursuant to investment guidelines set forth by the Fund. Cash collateral received is recorded as an asset as well as a corresponding liability in the statements of assets and liabilities. At September 30, 2008, the International Portfolio had securities on loan with a value of $32,908 and had received cash collateral of $35,310. The International Portfolio earned $3,767,243 from securities lending transactions for the year ended September 30, 2008. The amount is reflected in the statement of operations as a component of interest income.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

The Tax-Managed International Portfolio pays the Adviser an investment management fee at an annual rate of up to .925% of the first $1 billion, .85% of the next $3 billion, .80% of the next $2 billion, .75% of the next $2 billion, .65% of the next $2 billion and .60% in excess of $10 billion of the average daily net assets of the Portfolio. The International Portfolio pays the Adviser an investment management fee at an annual rate of up to .925% of the first $1 billion, .85% of the next $3 billion, .80% of the next $2 billion, .75% of the next $2 billion and ..65% in excess of $8 billion of the average daily net assets of the Portfolios.

Prior to November 1, 2007, each of the Portfolios paid the Adviser an investment management fee at an annual rate of up to .925% of the first $1 billion, .85% of the next $3 billion, .80% of the next $2 billion, .75% of the next $2 billion and .65% in excess of $8 billion of the average daily net assets of the Portfolios.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	35

Notes to Financial Statements

During the year ended September 30, 2007, the Adviser reimbursed the Tax-Managed International Portfolio and the International Portfolio $445 and $237,063, respectively for trading losses incurred due to trade entry errors.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended September 30, 2008, the compensation retained by ABIS amounted to $11,527, and $43,159 for the Tax-Managed International and International Portfolios, respectively. During the period, ABIS voluntarily agreed to waive a portion of its fees for such services for the Tax-Managed International Portfolio. Such waiver amounted to $6,473 for the year ended September 30, 2008.

For the year ended September 30, 2008, the expenses for the Retail Classes of Tax-Managed International Portfolio and the International Portfolio, were reduced under an expense offset arrangement with ABIS by $343 and $2,823, respectively.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Tax-Managed International and International Class shares of the Portfolios. Under the agreement, the fee paid by the Tax-Managed International and International Class shares to the Adviser for services under this agreement is an annual rate of .25 of 1% of the average daily net assets of each Portfolio during the month.

C. Distribution Arrangements—Tax-Managed International and International Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Tax-Managed International and International Class shares of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Tax-Managed International and International Class shares of

36	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

the Portfolios. This agreement does not apply to the AllianceBernstein International Retail Class shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly-owned subsidiary of the Adviser.

D. Distribution Arrangements—AllianceBernstein International Retail Classes

The AllianceBernstein International Retail Class shares of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each such class pays distribution services fees to AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.), (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A shares and 1% of the Class B and Class C shares of the respective average daily net assets attributable to the Retail Classes. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

	Class B	Class C
Tax-Managed International	$217,218	$1,026,325
International	209,997	1,161,788

While such cost may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s Class A, B and C shares.

E. Other Transactions with Affiliates

Class A shares of the Portfolios are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	37

Notes to Financial Statements

The Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for the year ended September 30, 2008 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
	Class A	Class A			Class B	Class C
Tax-Managed International	$725	$	– 0	–	$301	$451
International	3,353		6,161		8,902	4,819

For the year ended September 30, 2008, neither Portfolio paid brokerage commissions to Sanford C. Bernstein & Co., LLC. The Tax-Managed International Portfolio and International Portfolio paid commissions to Sanford C. Bernstein & Co., Ltd., in the amount of $372,421 and $29,732, respectively.

NOTE 3.

Investment Security Transactions

Purchases and Sales

For the period from October 1, 2007 through September 30, 2008, the Portfolios had purchase and sale transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities		Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
Tax-Managed International	$5,995,322,098	$	– 0 –	$5,727,446,296	$	– 0 –
International	2,143,642,351		– 0 –	2,041,516,087		– 0 –

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

		Gross Unrealized		Net Unrealized (Depreciation)
Portfolio	Cost	Appreciation	Depreciation
Tax-Managed International	$7,189,246,367	$123,752,612	$ (1,385,633,114)	$(1,261,880,502)
International	3,462,183,013	104,073,353	(797,734,749)	(693,661,396)

NOTE 4.

Risks Involved in Investing in the Portfolios

Foreign Securities Risk — Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. In addition, national policies may restrict investment opportunities.

38	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Portfolio will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

Indemnification Risk — In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote.

NOTE 5.

Risks Involved in Futures and Foreign Currency Exchange Contracts

Portfolios may purchase or sell financial futures contracts for the purpose of hedging their portfolios against adverse effects of anticipated movements in the market. Financial futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index or the market value in U.S. dollars of a foreign currency. The contract amounts reflect the extent of each Portfolio’s involvement in these financial instruments. To the extent that the Portfolios enter into short futures, losses may be unlimited. A Portfolio’s participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolios’ activities in futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks.

The Portfolios may enter into forward currency exchange contracts in order to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings. Foreign currency exchange contracts involve elements of market risk in excess of the amount reflected in the statements of assets and liabilities. A Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the foreign currency contract. In addition, a Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

NOTE 6.

Capital-Share Transactions

As of September 30, 2008, the Fund has authorized 9 billion shares of common stock, par value $0.001 per share, of which 8.7 billion are divided into 12 Portfolios. It has allocated 1.2 billion to the Tax-Managed International Portfolio, of which 600 million is allocated to the Tax-Managed International Class Shares and 200 million each to Class A, Class B and Class C shares. The

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	39

Notes to Financial Statements

Fund has also allocated 1.4 billion to the International Portfolio, of which 600 million is allocated to the International Class Shares, 200 million each to Class A, Class B and Class C shares and 200 million to the retirement class of shares (which is not currently being offered). Share transactions for the Portfolios for the years ended September 30, 2008 and September 30, 2007, were as follows:

	Tax-Managed International Portfolio

	Shares		Amount
	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2008	Year Ended September 30, 2007

Tax-Managed International Class Share
Shares sold	56,559,748	50,053,228	$1,280,021,552	$1,375,691,909

Shares issued to shareholders on reinvestment of dividends and distributions	38,760,847	32,867,600	981,812,973	854,229,426

Shares redeemed	(50,908,487)	(38,916,688)	(1,133,650,861)	(1,078,509,208)

Net increase	44,412,108	44,004,140	1,128,183,664	1,151,412,127

Beginning of period	320,215,614	276,211,474	5,992,434,308	4,841,022,181

End of period	364,627,722	320,215,614	$7,120,617,972	$5,992,434,308

Tax-Managed International Class A Shares
Shares sold	434,050	149,877	$8,771,392	$4,168,641

Shares issued to shareholders on reinvestment of dividends and distributions	31,798	17,282	799,414	446,560

Shares converted from Class B	1,402	1,581	29,798	44,840

Shares redeemed	(160,118)	(43,654)	(3,542,411)	(1,186,181)

Net increase	307,132	125,086	6,058,193	3,473,860

Beginning of period	248,700	123,614	6,154,297	2,680,437

End of period	555,832	248,700	$12,212,490	$6,154,297

40	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

	Shares		Amount
	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2008	Year Ended September 30, 2007

Tax-Managed International Class B Shares
Shares sold	5,557	8,600	$131,880	$233,299

Shares issued to shareholders on reinvestment of dividends and distributions	2,732	2,079	67,615	53,078

Shares converted to Class A	(1,429)	(1,606)	(29,798)	(44,840)

Shares redeemed	(5,507)	(8,141)	(113,052)	(216,413)

Net increase	1,353	932	56,645	25,124

Beginning of period	22,372	21,440	535,173	510,049

End of period	23,725	22,372	$591,818	$535,173

Tax-Managed International Class C Shares
Shares sold	29,750	80,287	$688,460	$2,188,914

Shares issued to shareholders on reinvestment of dividends and distributions	19,815	13,087	490,232	333,834

Shares redeemed	(51,703)	(21,040)	(1,092,863)	(580,703)

Net increase (decrease)	(2,138)	72,334	85,829	1,942,045

Beginning of period	165,167	92,833	4,217,094	2,275,049

End of period	163,029	165,167	$4,302,923	$4,217,094

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	41

Notes to Financial Statements

	International Portfolio
	Shares		Amount
	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2008	Year Ended September 30, 2007

International Class Share
Shares sold	25,249,878	23,779,209	$580,526,252	$650,524,360

Shares issued to shareholders on reinvestment of dividends and distributions	20,129,545	18,910,840	508,472,309	485,062,963

Shares redeemed	(23,391,939)	(20,862,748)	(534,346,151)	(573,189,338)

Net increase	21,987,484	21,827,301	554,652,410	562,397,985

Beginning of period	146,894,458	125,067,157	2,878,479,176	2,316,081,191

End of period	168,881,942	146,894,458	$3,433,131,586	$2,878,479,176

International Class A Shares
Shares sold	1,068,787	637,589	$24,424,223	$17,359,414

Shares issued to shareholders on reinvestment of dividends and distributions	198,853	180,038	4,991,196	4,592,765

Shares converted from Class B	26,876	32,631	626,654	890,529

Shares redeemed	(1,014,127)	(426,027)	(23,407,992)	(11,565,679)

Net increase	280,389	424,231	6,634,081	11,277,029

Beginning of period	1,705,567	1,281,336	38,213,433	26,936,404

End of period	1,985,956	1,705,567	$44,847,514	$38,213,433

International Class B Shares
Shares sold	29,170	72,041	$718,895	$1,940,158

Shares issued to shareholders on reinvestment of dividends and distributions	24,756	25,688	615,175	650,164

Shares converted to Class A	(27,226)	(33,001)	(626,654)	(890,529)

Shares redeemed	(59,729)	(36,430)	(1,297,278)	(972,085)

Net increase (decrease)	(33,029)	28,298	(589,862)	727,708

Beginning of period	202,633	174,335	4,471,320	3,743,612

End of period	169,604	202,633	$3,881,458	$4,471,320

42	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

	Shares		Amount
	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2008	Year Ended September 30, 2007

International Class C Shares
Shares sold	179,782	452,741	$4,296,569	$12,181,199

Shares issued to shareholders on reinvestment of dividends and distributions	128,544	91,958	3,196,895	2,328,355

Shares redeemed	(336,207)	(122,248)	(7,328,936)	(3,282,039)

Net increase (decrease)	(27,881)	422,451	164,528	11,227,515

Beginning of period	1,020,025	597,574	23,774,354	12,546,839

End of period	992,144	1,020,025	$23,938,882	$23,774,354

NOTE 7.

Distributions to Shareholders

The tax character of the distributions paid during the fiscal years ended September 30, 2008 and September 30, 2007, were as follows:

Tax-Managed International	2008	2007
Distributions paid from:
Ordinary income	$137,298,624	$143,559,477
Net long-term capital gains	953,870,770	864,363,924

Total distributions paid	$1,091,169,394	$1,007,923,401

International	2008	2007
Distributions paid from:
Ordinary income	$69,148,958	$67,882,580
Net long-term capital gains	452,837,918	427,641,169

Total distributions paid	$521,986,876	$495,523,749

As of September 30, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Ordinary Income	Long-Term Capital Gain		Accumulated Capital and Other Gains (Losses)(a)		Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)(c)
Tax-Managed International	$163,009,851	$–	0 –	$–	0 –	$(1,262,980,666)	$(1,099,970,815)
International	74,674,851	–	0 –	–	0 –	694,838,095	(620,163,244)

(a)	Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended September 30, 2008, the Tax-Managed International Portfolio and International Portfolio deferred to October 1, 2008 post-October capital losses of $109,108,138 and $46,282,829, respectively.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	43

Notes to Financial Statements

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and mark to market on passive foreign investment companies.

(c)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to post-October loss deferrals.

NOTE 8.

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

44	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE 9.

Recent Accounting Pronouncements

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of September 30, 2008, management believes the adoption of FAS 157 will not impact the amounts reported in the financial statements. However, additional disclosures will be required.

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Portfolios’ financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	45

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class A
Year Ended September 30,	January 30, 2004(a) to September 30, 2004
2008	2007	2006	2005

Net asset value, beginning of period	$ 29.45	$ 27.03	$ 24.61	$ 20.38	$ 19.74

Income From Investment Operations
Investment income, net(b)(c)	.42	.47	.40	.27	.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(10.10)	5.55	3.76	4.40	.55
Contributions from Adviser	– 0	–	.00	(d)	.00	(d)	– 0	–	– 0	–

Total from investment operations	(9.68)	6.02	4.16	4.67	.64

Less: Dividends and Distributions
Dividends from taxable net investment income	(.40)	(.43)	(.31)	(.16)	– 0	–
Distributions from net realized gain on investment transactions	(3.00)	(3.17)	(1.43)	(.28)	– 0	–

Total dividends and distributions	(3.40)	(3.60)	(1.74)	(.44)	– 0	–

Net asset value, end of period	$ 16.37	$ 29.45	$ 27.03	$ 24.61	$ 20.38

Total return(e)	(36.89)%	24.11%	17.97%	23.24%	3.24%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$9,101	$7,325	$3,341	$2,677	$133
Average net assets (000 omitted)	$6,673	$4,865	$3,647	$1,136	$65
Ratio of expenses to average net assets, net of waiver	1.38%	1.28%	1.36	%(f)	1.57%	1.59	%*
Ratio of expenses to average net assets, before waiver	1.43%	1.44%	1.66	%(f)	2.61%	11.01	%*
Ratio of net investment income to average net assets(b)	1.90%	1.69%	1.52	%(f)	1.22%	.77	%*
Portfolio turnover rate	70%	52%	67%	53%	71%

See footnote summary on page 52.

46	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class B
Year Ended September 30,	January 30, 2004(a) to September 30, 2004
2008	2007	2006	2005

Net asset value, beginning of period	$ 28.92	$ 26.73	$ 24.39	$ 20.29	$ 19.74

Income From Investment Operations
Investment income, net(b)(c)	.29	.23	.25	.12	.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(9.95)	5.51	3.69	4.36	.53
Contributions from Adviser	– 0	–	.00	(d)	.00	(d)	– 0	–	– 0	–

Total from investment operations	(9.66)	5.74	3.94	4.48	.55

Less: Dividends and Distributions
Dividends from taxable net investment income	(.23)	(.38)	(.17)	(.10)	– 0	–
Distributions from net realized gain on investment transactions	(3.00)	(3.17)	(1.43)	(.28)	– 0	–

Total dividends and distributions	(3.23)	(3.55)	(1.60)	(.38)	– 0	–

Net asset value, end of period	$ 16.03	$ 28.92	$ 26.73	$ 24.39	$ 20.29

Total return(e)	(37.34)%	23.23%	17.14%	22.37%	2.79%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$380	$647	$573	$179	$55
Average net assets (000 omitted)	$587	$613	$372	$128	$29
Ratio of expenses to average net assets, net of waiver	2.03%	2.00%	2.07	%(f)	2.27%	2.26	%*
Ratio of expenses to average net assets, before waiver	2.09%	2.16%	2.37	%(f)	3.31%	11.67	%*
Ratio of net investment income to average net assets(b)	1.27%	.84%	.95	%(f)	.52%	.21	%*
Portfolio turnover rate	70%	52%	67%	53%	71%

See footnote summary on page 52.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	47

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class C
Year Ended September 30,	January 30, 2004(a) to September 30, 2004
2008	2007	2006	2005

Net asset value, beginning of period	$ 28.90	$ 26.71	$ 24.37	$ 20.28	$ 19.74

Income From Investment Operations
Investment income, net(b)(c)	.30	.26	.20	.10	.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(9.95)	5.48	3.74	4.37	.53
Contributions from Adviser	– 0	–	.00	(d)	.00	(d)	– 0	–	– 0	–

Total from investment operations	(9.65)	5.74	3.94	4.47	.54

Less: Dividends and Distributions
Dividends from taxable net investment income	(.23)	(.38)	(.17)	(.10)	– 0	–
Distributions from net realized gain on investment transactions	(3.00)	(3.17)	(1.43)	(.28)	– 0	–

Total dividends and distributions	(3.23)	(3.55)	(1.60)	(.38)	– 0	–

Net asset value, end of period	$ 16.02	$ 28.90	$ 26.71	$ 24.37	$ 20.28

Total return(e)	(37.33)%	23.24%	17.16%	22.33%	2.74%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$2,612	$4,773	$2,480	$678	$166
Average net assets (000 omitted)	$4,080	$3,687	$1,310	$446	$96
Ratio of expenses to average net assets, net of waiver	2.03%	1.99%	2.07	%(f)	2.27%	2.29	%*
Ratio of expenses to average net assets, before waiver	2.09%	2.15%	2.37	%(f)	3.31%	11.70	%*
Ratio of net investment income to average net assets(b)	1.31%	.95%	.82	%(f)	.46%	.09	%*
Portfolio turnover rate	70%	52%	67%	53%	71%

See footnote summary on page 52.

48	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class A
Year Ended September 30,	January 30, 2004(a) to September 30, 2004
2008	2007	2006	2005

Net asset value, beginning of period	$ 29.17	$ 26.99	$ 23.18	$ 18.91	$ 18.21

Income From Investment Operations
Investment income, net(c)	.46	.40	.30	(b)	.19	(b)	.10	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(9.85)	5.60	3.80	4.23	.60
Contributions from Adviser	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–

Total from investment operations	(9.39)	6.00	4.10	4.42	.70

Less: Dividends and Distributions
Dividends from taxable net investment income	(.37)	(.47)	(.29)	(.15)	– 0	–
Distributions from net realized gain on investment transactions	(3.04)	(3.35)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(3.41)	(3.82)	(.29)	(.15)	– 0	–

Net asset value, end of period	$ 16.37	$ 29.17	$ 26.99	$ 23.18	$ 18.91

Total return(e)	(36.24)%	24.25%	17.89%	23.51%	3.84%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$32,517	$49,745	$34,589	$28,354	$3,123
Average net assets (000 omitted)	$44,005	$40,926	$30,416	$11,570	$1,711
Ratio of expenses to average net assets, net of waiver	1.42%	1.42%	1.53	%(f)	1.62%	1.65	%*
Ratio of expenses to average net assets, before waiver	1.42%	1.42%	1.53	%(f)	1.64%	1.93	%*
Ratio of net investment income to average net assets	2.00%	1.47%	1.18	%(b)(f)	.95	%(b)	.89	%*(b)
Portfolio turnover rate	53%	59%	73%	61%	92%

See footnote summary on page 52.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	49

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class B
Year Ended September 30,	January 30, 2004(a) to September 30, 2004
2008	2007	2006	2005

Net asset value, beginning of period	$ 28.77	$ 26.74	$ 22.94	$ 18.81	$ 18.21

Income From Investment Operations
Investment income, net(c)	.26	.21	.16	(b)	.09	(b)	.03	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(9.67)	5.52	3.75	4.15	.57
Contributions from Adviser	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–

Total from investment operations	(9.41)	5.73	3.91	4.24	.60

Less: Dividends and Distributions
Dividends from taxable net investment income	(.20)	(.35)	(.11)	(.11)	– 0	–
Distributions from net realized gain on investment transactions	(3.04)	(3.35)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(3.24)	(3.70)	(.11)	(.11)	– 0	–

Net asset value, end of period	$ 16.12	$ 28.77	$ 26.74	$ 22.94	$ 18.81

Total return(e)	(36.65)%	23.32%	17.11%	22.64%	3.30%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$2,733	$5,831	$4,662	$2,681	$909
Average net assets (000 omitted)	$4,667	$5,562	$3,686	$1,918	$528
Ratio of expenses to average net assets, net of waiver	2.11%	2.12%	2.24	%(f)	2.31%	2.35	%*
Ratio of expenses to average net assets, before waiver	2.11%	2.12%	2.24	%(f)	2.33%	2.64	%*
Ratio of net investment income to average net assets	1.12%	.76%	.62	%(b)(f)	.42	%(b)	.30	%*(b)
Portfolio turnover rate	53%	59%	73%	61%	92%

See footnote summary on page 52.

50	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class C
Year Ended September 30,	January 30, 2004(a) to September 30, 2004
2008	2007	2006	2005

Net asset value, beginning of period	$ 28.79	$ 26.75	$ 22.95	$ 18.82	$ 18.21

Income From Investment Operations
Investment income, net(c)	.28	.24	.14	(b)	.08	(b)	.02	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(9.70)	5.50	3.77	4.16	.59
Contributions from Adviser	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–

Total from investment operations	(9.42)	5.74	3.91	4.24	.61

Less: Dividends and Distributions
Dividends from taxable net investment income	(.20)	(.35)	(.11)	(.11)	– 0	–
Distributions from net realized gain on investment transactions	(3.04)	(3.35)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(3.24)	(3.70)	(.11)	(.11)	– 0	–

Net asset value, end of period	$ 16.13	$ 28.79	$ 26.75	$ 22.95	$ 18.82

Total return(e)	(36.66)%	23.35%	17.10%	22.63%	3.35%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$16,000	$29,367	$15,985	$10,840	$4,660
Average net assets (000 omitted)	$25,112	$22,751	$12,210	$9,218	$2,586
Ratio of expenses to average net assets, net of waiver	2.12%	2.12%	2.24	%(f)	2.31%	2.35	%*
Ratio of expenses to average net assets, before waiver	2.12%	2.12%	2.24	%(f)	2.33%	2.63	%*
Ratio of net investment income to average net assets	1.19%	.90%	.58	%(b)(f)	.38	%(b)	.18	%*(b)
Portfolio turnover rate	53%	59%	73%	61%	92%

See footnote summary on page 52.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	51

Financial Highlights

*	Annualized.

(a) Commencement of distribution.

(b)	Net of expenses waived by the Transfer Agent.

(c)	Based on average shares outstanding.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

See	notes to financial statements.

52	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and AllianceBernstein International Retail Class Shareholders of Sanford C. Bernstein Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tax-Managed International Portfolio and International Portfolio (two of the twelve portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the International Retail Class shares for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 24, 2008

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	53

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

In order to meet certain requirements of the Internal Revenue Code, we are advising you that the Tax-Managed International and International Portfolios paid $997,265,852 and $452,837,918 of long-term capital gain dividends, during the fiscal year ended September 30, 2008, which are subject to the maximum tax rate of 15%.

For the fiscal year ended September 30, 2008, certain dividends paid by the Portfolios may be subject to a maximum tax rate of 15%, as provided for by the JGTRR Act of 2003. For the Tax-Managed International Portfolio and the International Portfolio, we designate 100.00% and 71.92%, respectively, or the maximum amount allowable of the total ordinary income distributed by the Portfolios, as qualified dividend income.

In addition, the Portfolios intend to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Portfolios to their shareholders. For the fiscal year ended September 30, 2008, the total amounts of foreign taxes that may be passed through to the shareholders were $25,858,993 and $11,635,472 for the Tax-Managed International Portfolio and the International Portfolio, respectively. The foreign sources of income for information reporting purposes, were $301,083,990 and $137,271,760, respectively, for the Tax-Managed International Portfolio and the International Portfolio.

As required by Federal tax law rules, shareholders will receive notification of their portion of each Portfolio’s taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2008 calendar year on Form 1099-DIV, which will be mailed by January 31, 2009.

54	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax Information

BOARD OF DIRECTORS

Rosalie Wolf(1), Chairman

Marilyn G. Fedak, President

Irwin Engelman(1)(2)

Bart Friedman(1)(3)

William Kristol(1)(3)

Donald K. Peterson(1)(3)

Thomas B. Stiles, II(1)(3)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Emilie D. Wrapp, Secretary

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Ave. New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

(3)	Member of the Governance, Nominating and Compensation Committee.

†	For the AllianceBernstein International and AllianceBernstein Tax-Managed International Portfolios, Classes A, B and C shares only.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	55

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
INTERESTED DIRECTOR
Marilyn G. Fedak,** 1345 Avenue of the Americas New York, NY 10105 61 (2006)	Executive Vice President of the Adviser, with which she has been associated since prior to 2003. She is the Head of Bernstein Global Value Equities and Co-Chief Investment Officer of U.S. Large Cap Value Equities.	12	None

DISINTERESTED DIRECTORS***
Rosalie J. Wolf, # 67 (2000) Chairman of the Board	Managing Partner, Botanica Capital Partners LLC, and also Member of Brock Capital Group LLC. Member of the Investment Committee of the Board at the David and Lucile Packard Foundation. Formerly, she was a Managing Director at Offit Hall Capital Management LLC from January 2001 through 2003. From 1994-2000 she was Treasurer and Chief Investment Officer, The Rockefeller Foundation. Earlier she held financial executive positions with International Paper Company, Bankers Trust, and Mobil Oil Corporation.	12	TIAA-CREFF and North European Oil Royalty Trust

Irwin Engelman, # ^ 74 (2000)	Business Consultant. Formerly, he was Executive Vice President and Chief Financial Officer of YouthStream Media Networks; Vice Chairman and Chief Administrative Officer of Revlon, Inc. and Executive Vice President and Chief Financial Officer of MacAndrews & Forbes Holdings, Inc. since prior to 2003.	12	WellGen Inc.; eMagin Corporation and New Plan Excel Realty Trust

56	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Management of the Fund

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Bart Friedman, # + 63 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2003.	12	The Brookings Institution; Lincoln Center for the Performing Arts; The Mountain School Campus of Milton Academy and Allied World Assurance Holdings

William Kristol, # + 55 (1994)	Editor, The Weekly Standard since prior to 2003. He is also an Op-Ed Page Columnist with The New York Times and a Fox News Contributor.	12	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation and the Institute for the Study of War

Donald K. Peterson, # + 59 (2007)	Formerly, Chairman & Chief Executive Officer, Avaya Inc. (January 2002-September 2006); President and Chief Executive Officer, Avaya Inc. (October 2000-December 2001); Chief Financial Officer, Lucent Technologies (1996-February 2000); President, Enterprise Systems Group (February 2000-September 2000); Chief Financial Officer, AT&T, Communications Services Group (1995-1996); President, Nortel Communications Systems, Inc. (1994-1995). Prior thereto he was at Nortel from (1976-1995).	12	Worcester Polytechnic Institute; Overseers of the Amos Tuck School of Business Administration; Teachers Insurance & Annuity Association of America; Committee for Economic Development

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	57

Management of the Fund

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Thomas B. Stiles, II, # + 68 (2003)	President of Cedar Lawn Corporation (cemetery). Formerly, Managing Director, Senior Portfolio Manager and Director of Investment Strategy of Smith Barney Asset Management from 1997 until his retirement in 1999. Prior thereto, Chairman and Chief Executive Officer of Greenwich Street Advisors from 1988-1997 and Executive Vice President and Director of E.F. Hutton Group from 1982-1987.	12	Cedar Lawn Corporation

*	There is no stated term of office for the Directors.

**	Ms. Fedak is an “interested person”, as defined in the 1940 Act, due to her affiliation with AllianceBernstein.

***	The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

#	Member of the Audit Committee and the Independent Directors Committee.

^	Member of the Fair Value Pricing Committee.

+	Member of the Governance, Nominating and Compensation Committee.

58	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Marilyn G. Fedak 61	President	See biography above.

Philip L. Kirstein, 63	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds with which he has been associated since October 2004. Prior thereto he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Emilie D. Wrapp, 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**, with which she has been associated since prior to 2003.

Joseph J. Mantineo 49	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2003.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	59

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

1	It should be noted that the Senior Officer’s evaluation was completed on October 8, 2008.

2	Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Advisor Class shares of the Portfolios unless otherwise indicated.

60	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement:

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[3]
Tax-Managed International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.650%
	On the balance	0.600%

International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	On the balance	0.650%

Emerging Markets Portfolio	First $1 billion	1.175%
	Next $1 billion	1.050%
	Next $1 billion	1.000%
	Next $3 billion	0.900%
	On the balance	0.850%

U.S. Government Short Duration Portfolio	First $750 million	0.450%
Short Duration Plus Portfolio Short Duration California Municipal Portfolio Short Duration Diversified Municipal Portfolio Short Duration New York Municipal Portfolio	On the balance	0.450%

Intermediate Duration Portfolio	First $1 billion	0.500%
	Next $2 billion	0.450%
	Next $2 billion	0.400%
	Next $2 billion	0.350%
	On the balance	0.300%

California Municipal Portfolio	First $1 billion	0.500%
Diversified Municipal Portfolio	Next $2 billion	0.450%
New York Municipal Portfolio	Next $2 billion	0.400%
	On the balance	0.350%

3	The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	61

The Portfolios’ net assets on September 30, 2008 and 2007 are set forth below:

Portfolio	Net Assets 9/30/08 ($MM)	Net Assets 9/30/07 ($MM)
Tax-Managed International Portfolio	$6,043.5	$9,509.3
International Portfolio	$2,841.3	$4,403.7
Emerging Markets Portfolio	$1,953.6	$3,231.5
U.S. Government Short Duration Portfolio	$115.4	$81.2
Short Duration Plus Portfolio	$425.9	$407.0
Intermediate Duration Portfolio	$4,892.8	$5,064.2
Short Duration California Municipal Portfolio	$141.4	$80.6
Short Duration Diversified Municipal Portfolio	$330.8	$251.5
Short Duration New York Municipal Portfolio	$162.5	$111.6
California Municipal Portfolio	$1,419.2	$1,427.6
Diversified Municipal Portfolio	$5,163.4	$4,740.7
New York Municipal Portfolio	$1,889.2	$1,787.6

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in basis points of the advisory fee changes made since October 2004 for each Portfolio. It should be noted that the estimated fees are based on September 30, 2008 net assets.

	Effective Adv. Fee (%)
Portfolio	As of October 2004	Current Fee Schedule	Difference
Tax-Managed International Portfolio	0.908%	0.845%	0.063%
International Portfolio	0.935%	0.876%	0.059%
Emerging Markets Portfolio	1.189%	1.139%	0.050%
U.S. Government Short Duration Portfolio	0.500%	0.450%	0.050%
Short Duration Plus Portfolio	0.500%	0.450%	0.050%
Intermediate Duration Portfolio	0.460%	0.450%	0.011%
Short Duration California Municipal Portfolio	0.500%	0.450%	0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	0.050%
California Municipal Portfolio	0.485%	0.485%	0.000%
Diversified Municipal Portfolio	0.460%	0.437%	0.023%
New York Municipal Portfolio	0.476%	0.476%	0.000%

62	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Set forth below are the Portfolios’ total expense ratios, annualized for the period from October 1, 2007 through June 30, 2008:

Portfolio	Total Expense Ratio[4]			Fiscal Year End
Tax-Managed International Portfolio	Advisor Class A Class B Class C	1.12 1.25 1.95 1.95	% % % %	September 30

International Portfolio	Advisor Class A Class B Class C	1.18 1.41 2.11 2.11	% % % %	September 30

Emerging Markets Portfolio	Advisor	1.51%		September 30

U.S. Government Short Duration Portfolio	Advisor	0.73%		September 30

Short Duration Plus Portfolio	Advisor Class A Class B Class C	0.65 0.98 1.68 1.68	% % % %	September 30

Intermediate Duration Portfolio	Advisor	0.57%		September 30

Short Duration California Municipal Portfolio	Advisor	0.70%		September 30

Short Duration Diversified Municipal Portfolio	Advisor	0.63%		September 30

Short Duration New York Municipal Portfolio	Advisor	0.67%		September 30

California Municipal Portfolio	Advisor Class A Class B Class C	0.62 0.91 1.61 1.61	% % % %	September 30

Diversified Municipal Portfolio	Advisor Class A Class B Class C	0.57 0.83 1.53 1.53	% % % %	September 30

New York Municipal Portfolio	Advisor Class A Class B Class C	0.61 0.91 1.62 1.61	% % % %	September 30

4	Annualized.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	63

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and the legal and reputation risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolios.5 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the

5	The adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiable vary based upon each client relationship.

64	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

AllianceBernstein Institutional fee schedule been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2008 net assets.

Portfolio	Net Assets 09/30/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	$6,043.5	International Style Blend 80 bp on 1st $25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.405%	0.845%

International Portfolio	$2,841.3	International Style Blend 80 bp on 1st $25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.410%	0.876%

Emerging Markets Portfolio	$1,953.6	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.805%	1.114%

U.S. Government Short Duration Portfolio[6]	$115.4	Low Duration 45 bp on 1st $30 million 18 bp on the balance Minimum account size: $25m	0.250%	0.450%

Short Duration Plus Portfolio	$425.9	Low Duration 45 bp on 1st $30 million 18 bp on the balance Minimum account size: $25m	0.199%	0.450%

Intermediate Duration Portfolio	$4,892.8	U.S. Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.202%	0.441%

Short Duration California Municipal Portfolio	$141.4	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.200%	0.450%

6	The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and Agency securities.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	65

Portfolio	Net Assets 09/30/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Short Duration Diversified Municipal Portfolio	$330.8	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.165%	0.450%

Short Duration New York Municipal Portfolio	$162.5	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.193%	0.450%

California Municipal Portfolio	$1,419.2	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.194%	0.485%

Diversified Municipal Portfolio	$5,163.4	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.437%

New York Municipal Portfolio	$1,889.2	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.192%	0.476%

With respect to International Portfolio, the Senior Officer compared the difference between the advisory fee charged to the Portfolio and the fee charged to the corresponding institutional account (herein referred to as the “spread”) and the spreads of the Portfolio’s group of Lipper peers. 7 The result of that comparison was discussed with the Board of Directors.

7	Group peers selected by Lipper from the 2007 Lipper 15(c) Report.

66	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory schedule of these funds, implemented in January 2004, as a result of the AoD between the NYAG and the Adviser, contemplates eight categories with almost all of the AllianceBernstein Mutual Funds in each category having the same fee schedule. In addition to the fee schedules of certain of those categories applicable to the Portfolios, set forth below are what would have been the effective advisory fees of the Portfolios had the AMBF fee schedules been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2008 net assets.

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.683%	0.845%

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.738%	0.876%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.114%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Intermediate Duration Portfolio[8]	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.476%	0.441%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

8	The Adviser also manages Sanford C. Bernstein Fund II—Intermediate Duration Institutional Portfolio (“SCB II”), an open-end mutual fund that has a somewhat similar investment style as the Portfolio. SCB II is charged by the Adviser an advisory fee rate 0.50% on the first $1 billion and 0.45% thereafter. SCB II has an expense cap of 0.45%, which effectively reduces the advisory fee.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	67

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.485%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.423%	0.437%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.476%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg fund that has a somewhat similar investment style as the Emerging Markets Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[9]
Emerging Markets Portfolio	Emerging Markets Value Class A	1.70%
	Class I (Institutional)	0.90%

The Alliance Bernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

Portfolio	ITM Mutual Fund	ITM Fee
Emerging Markets Portfolio	Emerging Markets Growth Equity Fund F10 Emerging Markets Stock A/B Bernstein Emerging Markets Growth Stock F/FB10	0.80% 0.90% 0.80%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment

9	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

10	The ITM fund is privately placed or institutional.

68	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

style as certain of the portfolios. Also shown are what would have been the effective advisory fees of the Portfolios had the fee schedule of the sub-advisory relationships been applicable to the Portfolios and the Portfolios’ advisory fees based on September 30, 2008 net assets:

Portfolio		Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	Client #1	0.60% on first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter	0.458%	0.845%

	Client #2	0.80% on first $25 million 0.65% on next $25 million 0.55% on next $50 million 0.45% on next $100 million 0.40% thereafter	0.405%	0.845%

International Portfolio	Client #3	0.60% on first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter	0.523%	0.876%

	Client #4	0.80% on first $25 million 0.65% on next $25 million 0.55% on next $50 million 0.45% on next $100 million 0.40% thereafter	0.410%	0.876%

Emerging Markets Portfolio	Client #5[11]	1.00% on first $25 million 0.90% on first $25 million 0.75% thereafter	0.774%	1.114%

	Client #6	0.75% on first $50 million 0.55% on next $50 million 0.50% on next $300 million 0.45% thereafter	0.468%	1.114%

	Client #7	0.425%	0.425%	1.114%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations. Finally, while it appears that

11	The fee schedule is applicable to the client account if assets are at least $65 million. If assets are less than $65 million, the fee charged to the client is 0.90%.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	69

certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such discounted fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to manage investment company assets.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included each Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)12 at the approximate current asset level of the subject Portfolio.13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs of the Portfolios had an insufficient number of comparable peers, in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded the Portfolios’ EGs to include peers with a different load type,14 and for certain Portfolios, a similar but not the same Lipper investment classification/objective. However, because Lipper had expanded the Portfolios’ EGs, under Lipper’s standard

12	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

13	The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

14	The EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end load and no-load. It should be noted that the expansion of the Portfolios’ EUs was not requested by the Adviser or the Senior Officer. They requested that only the EGs be expanded.

70	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

guidelines, the Portfolios’ Lipper Expense Universes (“EU”)15 were also expanded to include the universes of peers that had a similar but not the same Lipper investment objective/classification and load type.

Portfolio	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	EG Rank
Tax-Managed International Portfolio[16]	0.820	0.820	8/15
International Portfolio[16]	0.870	0.825	9/14
Emerging Markets Portfolio	1.080	1.171	5/15
U.S. Government Short Duration Portfolio	0.450	0.495	4/16
Short Duration Plus Portfolio	0.450	0.465	7/19
Intermediate Duration Portfolio	0.436	0.442	7/14
Short Duration California Municipal Portfolio[16]	0.450	0.565	2/9
Short Duration Diversified Municipal Portfolio	0.450	0.478	6/15
Short Duration New York Municipal Portfolio[16]	0.450	0.554	2/9
California Municipal Portfolio[16]	0.484	0.573	5/16
Diversified Municipal Portfolio[16]	0.436	0.433	7/12
New York Municipal Portfolio[16]	0.476	0.561	5/16

Set forth below is a comparison of the Portfolios’ total expense ratios and the medians of their EGs and EUs. The Portfolios’ rankings are also shown. Pro-forma total expense ratios are also shown for U.S. Government Short Duration Portfolios and Short Duration Plus Portfolio (in bold and italicized):17

Portfolio	Expense Ratio (%)[18]	Lipper Exp. Group Median (%)	EG Rank	Lipper Exp. Universe Median (%)	EU Rank
Tax-Managed International Portfolio[19]	1.119	1.161	6/15	1.251	94/314

International Portfolio[19]	1.185	1.159	8/14	1.251	122/314

Emerging Markets Portfolio	1.528	1.601	5/15	1.601	59/137

15	Lipper describes an EU as a broader group consisting of all funds in the same investment classification/objective with a similar load type as the subject Portfolio. A “normal” EU will include funds that have the same investment objective/classification as the subject fund. Except for asset size comparability, Lipper uses the same criteria for selecting EG peers when selecting EU peers. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16	The Portfolio’s EG was expanded with respect to investment classification/objective by Lipper a the request of the Senior Officer and the Adviser.

17	Pro-forma shows what the total expense ratio of a Portfolio would have been had changes to the Portfolio’s advisory fee schedule been applicable to the Portfolio for the full fiscal year.

18	Except for pro-forma total expense ratios, the expense ratios are for the most recently completed fiscal year Advisor Class.

19	The Portfolio’s EU was expanded with respect to investment classification/objective by Lipper under standard Lipper guidelines.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	71

Portfolio	Expense Ratio (%)[18]	Lipper Exp. Group Median (%)	EG Rank	Lipper Exp. Universe Median (%)	EU Rank
U.S. Government Short Duration Portfolio	0.774	0.769	9/16	0.730	29/50
Pro-forma	0.724	0.769	5/16	0.730	25/50

Short Duration Plus Portfolio	0.652	0.741	5/19	0.719	49/116
Pro-forma	0.622	0.741	3/19	0.719	40/116

Intermediate Duration Portfolio	0.578	0.711	1/14	0.742	74/270

Short Duration California Municipal Portfolio[19]	0.728	0.750	4/9	0.714	11/19

Short Duration Diversified Municipal Portfolio	0.657	0.603	9/15	0.586	24/37

Short Duration New York Municipal Portfolio[19]	0.691	0.750	3/9	0.714	8/19

California Municipal Portfolio[19]	0.621	0.744	5/16	0.751	24/120

Diversified Municipal Portfolio[19]	0.578	0.588	6/12	0.650	36/114

New York Municipal Portfolio[19]	0.612	0.744	5/16	0.751	23/120

Based on this analysis, nine of the twelve Portfolios have a lower contractual management fee than each of their respective EG medians. Tax-Managed International Portfolio has a contractual management fee equal to the Portfolio’s EG median. International Portfolio and Diversified Municipal Portfolio have a slightly higher contractual management fee than each of their respective EG medians. Ten of the twelve Portfolios have a lower total expense ratio compared to each of their respective EG medians. International Portfolio and Short Duration Diversified Portfolio have a higher total expense ratio compared to their respective EG medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

18	Except for pro-forma total expense ratios, the expense ratios are for the most recently completed fiscal year Advisor Class.

19	The Portfolio’s EU was expanded with respect to investment classification/objective by Lipper under standard Lipper guidelines.

72	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s finance areas provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. The Adviser’s profitability, when including administrating and servicing fees (A&S), increased for the Equity Portfolios during calendar year 2007, relative to 2006. However, the Adviser reported that net assets of the Portfolios are down significantly in 2008. As a result, 2007 profitability may not be representative of the current state of affairs.

The Portfolios have a Shareholder Servicing Agreement with the Adviser where the Adviser pays expenses it incurs in providing shareholder servicing to the Portfolios. Under the Shareholder Servicing Agreement, except for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio (the “Equity Portfolios”), which pays 0.25%, the remaining Portfolios, which are primarily invested in fixed income securities (the “Fixed Income Portfolios”), pay 0.10% of the Portfolios’ daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement in the Portfolios’ most recently completed fiscal year:

Portfolio	Shareholder Serving Agreement Fee
Tax-Managed International Portfolio	$21,428,663
International Portfolio	$9,731,511
Emerging Markets Portfolio	$6,651,437
U.S. Government Short Duration Portfolio	$83,785
Short Duration Plus Portfolio	$355,957
Intermediate Duration Portfolio	$4,592,670
Short Duration California Municipal Portfolio	$77,929
Short Duration Diversified Municipal Portfolio	$219,160
Short Duration New York Municipal Portfolio	$106,936
California Municipal Portfolio	$1,294,527
Diversified Municipal Portfolio	$4,174,406
New York Municipal Portfolio	$1,608,192

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	73

brokerage services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

Certain of the Portfolios have retail class shares. Except for Short Duration Plus Portfolio, the retail classes make up a relatively small percentage of each of those Portfolios’ total net assets:

	Retail Classes Net Assets 09/30/08 ($MM)
Portfolio	Class A	Class B	Class C	Total Retail	Retail Classes Net Assets as a % of Total Net Assets
Tax-Managed International Portfolio	$ 9.1	$0.4	$2.6	$12.1	0.20%
International Portfolio	$ 32.8	$2.8	$16.1	$51.6	1.82%
Short Duration Plus Portfolio	$ 32.8	$9.1	$15.9	$57.8	13.58%
California Municipal Portfolio	$ 29.5	$6.7	$17.4	$53.6	3.78%
Diversified Municipal Portfolio	$ 45.7	$12.6	$32.6	$90.8	1.76%
New York Municipal Portfolio	$ 37.9	$12.6	$17.6	$68.2	3.61%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2007, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $24 million for distribution services and educational support (revenue sharing payments). For 2008, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $28 million.

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the Portfolios’ most recently completed fiscal year:

Portfolio	Amount Received
Tax-Managed International Portfolio	$1,978
International Portfolio	$8,790
Short Duration Plus Portfolio	$1,269
California Municipal Portfolio	$117
Diversified Municipal Portfolio	$2,390
New York Municipal Portfolio	$1,023

74	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the Portfolios’ most recently completed fiscal year:

Portfolio	12b-1 Fee Received	CDSC Received
Tax-Managed International Portfolio	$1,978	$2,571
International Portfolio	$8,790	$13,005
Short Duration Plus Portfolio	$1,269	$25,736
California Municipal Portfolio	$117	$2,538
Diversified Municipal Portfolio	$2,390	$11,897
New York Municipal Portfolio	$1,023	$11,629

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent of the retail classes of the Portfolios, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2007 in comparison to 2006. During the Portfolios’ most recently completed fiscal year, ABIS received the following net fees from the retail classes of the Portfolios:20

Portfolio	ABIS Fee	Expense Offset
Tax-Managed International Portfolio[21]	$3,219	$269
International Portfolio	$33,671	$3,263
Short Duration Plus Portfolio	$34,190	$3,832
California Municipal Portfolio	$18,000	$533
Diversified Municipal Portfolio	$26,767	$1,970
New York Municipal Portfolio	$18,493	$1,463

Certain of the Portfolios effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with these Portfolios is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolios. These credits and charges are not being passed onto to any SCB client.

20	The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account.

21	With respect to Tax-Managed International Portfolio, ABIS voluntarily agreed to waive a portion of its fees in the amount of $14,781.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	75

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,22 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli23 study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with higher levels of assets and funds from larger family sizes compared to funds with smaller asset levels and funds from smaller family sizes, which according to the independent consultant is indicative of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds reached higher levels of assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $675 billion as of August 31, 2008, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios24 relative to the medians of

22	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

23	The Deli study was originally published in 2002 based on 1997 data.

24	The gross performance returns are for the Advisor class shares of the Portfolios and were provided by Lipper.

76	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

the Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)25 for the periods ended June 30, 2008.26 Also shown are the gross performance rankings of the Portfolios.

Tax-Managed International Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-12.57	-7.94	-8.47	10/11	228/273
3 year	12.69	13.53	14.73	6/10	146/186
5 year	15.30	16.87	17.12	7/9	112/133
10 year	7.90	7.70	7.40	3/6	25/68

International Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-11.50	-9.22	-8.56	8/10	216/274
3 year	13.24	14.38	14.65	7/10	124/187
5 year	15.78	17.29	17.11	7/9	106/134

Emerging Markets Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	3.61	3.61	5.30	8/15	128/201
3 year	26.70	28.74	28.08	11/15	96/141
5 year	34.48	32.58	31.98	2/15	9/120
10 year	21.43	16.68	16.74	2/12	10/70

U.S. Government Short Duration Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	6.07	6.76	6.59	11/16	41/65
3 year	4.49	4.82	4.84	14/16	50/61
5 year	3.35	3.50	3.55	13/15	49/56
10 year	4.85	4.89	4.91	8/12	25/42

Short Duration Plus Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	0.52	4.31	3.92	18/19	138/184
3 year	2.94	4.40	4.12	17/19	115/153
5 year	2.56	3.39	3.28	17/19	87/114
10 year	4.49	4.65	4.89	8/12	50/68

25	The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU. In addition, the Portfolios’ PGs/PUs only include funds of the same Lipper investment objective/classification as the Portfolios, in contrast to certain of their EGs/EUs, which may include funds of similar but not the same investment objective/classification.

26	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	77

Intermediate Duration Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	5.09	3.36	5.23	3/14	213/406
3 year	4.00	3.28	3.96	4/14	157/331
5 year	4.09	3.73	3.99	5/13	116/274
10 year	5.44	5.66	5.70	7/10	104/146

Short Duration California Municipal Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	4.78	4.32	3.97	1/5	3/14
3 year	3.58	3.41	3.35	2/5	3/9
5 year	2.86	3.05	3.20	4/4	6/6
10 year	3.57	4.22	4.24	3/3	5/5

Short Duration Diversified Municipal Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	4.73	4.69	4.49	6/15	12/43
3 year	3.67	3.49	3.54	1/15	8/40
5 year	2.98	2.86	2.86	2/11	10/34
10 year	3.79	3.79	3.82	5/9	11/18

Short Duration New York Municipal Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	4.71	4.71	4.69	3/5	5/11
3 year	3.61	3.39	3.30	1/4	2/10
5 year	2.98	2.80	2.77	1/4	2/9
10 year	3.65	4.04	4.07	4/4	9/9

California Municipal Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	4.82	4.34	3.98	2/6	6/28
3 year	3.36	3.25	3.13	1/6	3/28
5 year	3.26	3.33	3.16	4/6	10/28
10 year	4.40	4.68	4.69	4/4	16/16

Diversified Municipal Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	5.10	3.74	4.29	1/10	21/109
3 year	3.38	3.09	3.21	2/10	22/95
5 year	3.29	3.30	3.21	6/10	38/84
10 year	4.55	4.66	4.69	5/7	44/60

New York Municipal Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	5.01	5.00	4.99	1/2	7/17
3 year	3.40	3.29	3.18	1/2	6/17
5 year	3.34	3.21	3.30	1/2	6/16
10 year	4.56	4.56	4.80	1/1	11/11

78	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolios (in bold)27 versus their benchmarks.28 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown. 29

	Periods Ending June 30, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Tax-Managed International Portfolio	-13.54	11.42	13.95	6.61	9.40	14.83	0.26	10
MSCI EAFE Index[30]	-10.61	12.84	16.67	5.83	7.99	14.99	0.21	10
Inception Date: June 22, 1992

International Portfolio	-12.54	11.90	14.36	N/A	7.45	11.34	0.96	5
MSCI EAFE Index	-10.61	12.84	16.67	N/A	5.36	11.38	1.13	5
Inception Date: April 30, 1999

Emerging Markets Portfolio	2.04	24.74	32.33	19.43	11.80	19.33	1.38	5
MSCI Emerging Markets Index[31]	4.63	27.14	29.75	15.26	9.61	18.97	1.30	5
Inception Date: December 15, 1995

27	The performance returns and risk measures shown in the table are for the Advisor class shares of the Portfolios and were provided by the Adviser.

28	The Adviser provided Portfolio and benchmark performance return information for the periods through June 30, 2008.

29	Except Lehman Brothers 5 year GO Municipal Bond Index, which the Senior Officer calculated using standard Lipper methodology, portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

30	Benchmark since inception data is from the nearest month end after the Portfolio’s inception date through June 30, 2008.

31	Benchmark since inception data is from the nearest Thursday after the Portfolio’s inception date through June 30, 2008.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	79

	Periods Ending June 30, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
U.S. Government Short Duration Portfolio	5.24	3.68	2.55	4.06	5.24	1.51	0.39	10
Merrill Lynch 1-3 Year Treasury Index[31]	7.30	4.71	3.29	4.66	5.94	1.69	0.66	10
Inception Date: January 3, 1989

Short Duration Plus Portfolio	-0.15	2.27	1.88	3.80	5.27	1.49	0.13	10
Merrill Lynch 1-3 Year Treasury Index[31]	7.30	4.71	3.29	4.66	5.96	1.69	0.66	10
Inception Date: December 12, 1988

Intermediate Duration Portfolio	4.48	3.40	3.47	4.83	6.67	3.16	0.38	10
Lehman Brothers Aggregate Bond Index[31]	7.12	4.08	3.85	5.68	7.36	3.49	0.59	10
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	4.04	2.81	2.07	2.78	3.15	0.97	-0.91	10
Lehman Brothers 1 Year Municipal Bond Index	4.95	3.49	2.58	3.43	3.83	0.95	-0.21	10
Inception Date: October 3, 1994

31	Benchmark since inception data is from the nearest Thursday after the Portfolio’s inception date through June 30, 2008.

80	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

	Periods Ending June 30, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Short Duration Diversified Municipal Portfolio	4.04	2.97	2.28	3.06	3.40	0.96	-0.59	10
Lehman Brothers 1 Year Municipal Bond Index	4.95	3.49	2.58	3.43	3.83	0.95	-0.21	10
Inception Date: October 3, 1994

Short Duration New York Municipal Portfolio	4.02	2.89	2.25	2.89	3.22	0.97	-0.77	10
Lehman Brothers 1 Year Municipal Bond Index	4.95	3.49	2.58	3.43	3.83	0.95	-0.21	10
Inception Date: October 3, 1994

California Municipal Portfolio	4.19	2.72	2.60	3.73	4.90	2.82	0.05	10
Lehman Brothers 5 Year GO Municipal Index[30]	5.91	3.36	2.98	4.47	5.52	2.98	0.34	10
Inception Date: August 6, 1990

Diversified Municipal Portfolio	4.48	2.78	2.68	3.91	5.16	2.77	0.11	10
Lehman Brothers 5 Year GO Municipal Index[30]	5.91	3.36	2.98	4.47	5.63	2.98	0.34	10
Inception Date: January 9, 1989

30	Benchmark since inception data is from the nearest month end after the Portfolio’s inception date through June 30, 2008.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	81

	Periods Ending June 30, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
New York Municipal Portfolio	4.36	2.77	2.70	3.90	5.20	2.87	0.11	10
Lehman Brothers 5 Year GO Municipal Index[30]	5.91	3.36	2.98	4.47	5.63	2.98	0.34	10
Inception Date: January 17, 1989

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 18, 2008

30	Benchmark since inception data is from the nearest month end after the Portfolio’s inception date through June 30, 2008.

82	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small/Mid Cap Growth Portfolio*

Global & International

Global Growth Fund*

Global Thematic Growth Fund*

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National National Portfolio II Arizona California California Portfolio II Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

ACM Managed Dollar Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund. Prior to November 3, 2008, Small/Mid Cap Growth Portfolio was named Small Cap Growth Portfolio, Global Growth Fund was named Global Research Growth Fund, and Global Thematic Growth Fund was named Global Technology Fund. Prior to December 1, 2008, National Portfolio II was named Insured National Portfolio, and California Portfolio II was named Insured California Portfolio.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	83

AllianceBernstein Family of Funds

NOTES

84	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IPTIP-0151-0908

ANNUAL REPORT

AllianceBernstein

Short Duration Portfolio

September 30, 2008

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

November 20, 2008

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Short Duration Portfolio (the “Portfolio”) for the annual reporting period ended September 30, 2008.

Investment Objective and Policies

The Portfolio seeks to provide safety of principal and a moderate rate of return that is subject to taxes. This Portfolio invests at least 80% of its total assets in securities rated A- or better by national ratings agencies (or if unrated, determined by the Adviser to be of comparable quality) and comparably rated commercial paper and notes. The Portfolio may purchase many types of fixed-income securities, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, loan participations and preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in foreign fixed-income securities of issuers in developed or emerging-market countries. The Portfolio also may invest up to 20% of its total assets in fixed-income securities rated BB- or B- by national rating agencies, which are not investment grade.

The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. The Portfolio may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Portfolio may moderately shorten its average duration when the Adviser expects interest rates to rise and modestly lengthen its average duration when the Adviser anticipates that rates will fall. The Fund may invest, without limit, in derivatives, such as options, futures, forwards and swaps. The Fund also may invest up to 20% of its assets in structured instruments, which have characteristics of futures, options, currencies, and securities. The Portfolio also may: purchase or sell securities on a forward commitment basis; invest in variable, floating and inverse floating rate investments; invest in zero coupon and interest-only or principal-only securities; and invest in obligations of supranational entities.

Investment Results

The table on page 4 shows the performance of the Portfolio for the six- and 12-month periods ended September 30, 2008 compared to the Portfolio’s benchmark, the Merrill Lynch (ML) 1-3 Year Treasury Index.

A broad liquidity crunch stemming from the subprime crisis caused the Portfolio’s Class A shares without sales charges to underperform for both the six- and 12-month periods as Treasury yields fell and spreads widened across all fixed-income markets. Detracting from the Portfolio’s relative performance for both periods was an underweight in U.S. government debt and exposure to agency mortgage-backed securities, agency debt, commercial mortgage-backed securities (CMBS), subprime-related asset-backed securities (ABS) and Alt-A mortgage securities (Alt-A or alternative mortgages are those lacking full documentation), which all underperformed Treasuries.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	1

Market Review and Investment Strategy

The 12-month period ended September 30, 2008, has seen the return of volatility to the capital markets, as the credit crisis in the U.S. subprime market spilled over—in the form of a liquidity crunch—into other sectors and asset classes and even the overnight funding market. As investors flocked to the safety of the highest-quality securities, government bond yields fell worldwide and yield spreads widened across fixed income markets.

Starting in September 2007, the U.S. Federal Reserve (the “Fed”) responded to the crisis with multiple interest-rate cuts, which aimed to restore confidence in the financial markets and put the economy on firmer footing. The Fed funds rate was reduced by a total of 275 basis points for the reporting period, including an unprecedented 125 basis-point reduction in January 2008.

There was heightened demand for U.S. Treasuries during the annual reporting period as investors sought less risky assets in light of the subprime market volatility. For the 12-month reporting period, U.S. Treasury holdings outperformed spread sectors on both an absolute and duration-adjusted basis. During the 12-month period, shorter-term yields fell the most, with two-year yields losing 202 basis points to yield 1.97%, while ten-year yields lost 76 basis points to end the annual period at 3.83%. Longer maturity U.S. Treasuries (15+ year), which returned 11.28%, outperformed shorter-term U.S. Treasuries (1-3 Year), which returned 6.27%, and Intermediate-term U.S. Treasuries (5-10 Year), which returned 10.38% during the 12-month period, according to Merrill Lynch.

During the annual reporting period, the Portfolio’s U.S. Investment Grade: Liquid Markets Structured Products Investment Team (the “Team”) increased holdings in investment-grade corporates and mortgages.

Recent Market Conditions

Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets and the net asset value of many mutual funds, including the Short Duration Portfolio. Such events included the government rescues of the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the American International Group (AIG); the bankruptcy filing of Lehman Brothers and the rapid announced consolidations of Merrill Lynch with Bank of America, Washington Mutual with JPMorgan Chase and Wachovia with Wells Fargo.

2	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Merrill Lynch (ML) 1-3 Year Treasury Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index tracks short-term government securities with maturities between 1 and 2.99 years. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The Portfolio’s assets can be invested in foreign securities, which may magnify asset value fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Portfolio may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have an impact on the Portfolio’s asset value. To increase yield, the Portfolio can use leverage, a speculative technique, which may increase share price fluctuation. Price fluctuation in the Portfolio’s securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. The Portfolio’s investments in mortgage-related or asset-backed securities may be subjected to prepayment risk. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The Portfolio may also invest a portion of its assets in below investment-grade securities (i.e. “junk bonds”), which are subject to greater risk than higher-rated securities. While the Portfolio invests in bonds and fixed-income securities, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolio’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2008	Returns
	6 Months	12 Months
AllianceBernstein Short Duration Portfolio
Class A	-1.69%	-2.83%

Class B	-2.12%	-3.59%

Class C	-2.04%	-3.52%

Merrill Lynch 1-3 Year Treasury Index	0.81%	6.27%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/21/03* TO 9/30/08

*Since inception of the Portfolio’s Class A shares on 5/21/03.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Short Duration Portfolio Class A shares (from 5/21/03* to 9/30/08) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark Disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2008
	NAV Returns	SEC Returns	SEC Yields**

Class A Shares			4.15%
1 Year	-2.83%	-6.94%
5 Year	1.17%	0.30%
Since Inception*	1.18%	0.37%

Class B Shares			3.63%
1 Year	-3.59%	-6.40%
5 Year	0.46%	0.46%
Since Inception*	0.47%	0.47%

Class C Shares			3.62%
1 Year	-3.52%	-4.45%
5 Year	0.45%	0.45%
Since Inception*	0.47%	0.47%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2008)
			SEC Returns
Class A Shares
1 Year			-6.94%
5 Year			0.30%
Since Inception*			0.37%

Class B Shares
1 Year			-6.40%
5 Year			0.46%
Since Inception*			0.47%

Class C Shares
1 Year			-4.45%
5 Year			0.45%
Since Inception*			0.47%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.96%, 1.66% and 1.66% for Class A, Class B and Class C, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 5/21/03 for Class A, Class B and Class C shares.

**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2008.

See Historical Performance disclosures on page 3.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	5

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During Period*
Class A
Actual	$1,000	$983.10	$4.61
Hypothetical (5% return before expenses)	$1,000	$1,020.35	$4.70
Class B
Actual	$1,000	$978.83	$8.06
Hypothetical (5% return before expenses)	$1,000	$1,016.85	$8.22
Class C
Actual	$1,000	$979.63	$8.07
Hypothetical (5% return before expenses)	$1,000	$1,016.85	$8.22
*	Expenses are equal to the classes’ annualized expense ratios of 0.93%, 1.63% and 1.63%, respectively, multiplied by the average account value over the period, multiplied by 183/366 (reflect the one-half year period).

6	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Fund Expenses

PORTFOLIO SUMMARY

September 30, 2008

PORTFOLIO STATISTICS

Net Assets ($mil): $427.8

*	All data are as of September 30, 2008. The Portfolios’ security type breakdown is expressed as a percentage of each Portfolio’s total investments and may vary over time.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	7

Portfolio Summary

PORTFOLIO OF INVESTMENTS

September 30, 2008

	Principal Amount (000)	U.S. $ Value

AGENCIES – 34.2%
Agency Debentures – 34.2%
Federal Home Loan Bank 2.75%, 6/18/10	$10,000	$9,908,050
3.625%, 12/17/10	12,000	12,055,668
4.375%, 10/22/10	12,000	12,221,460
5.00%, 2/20/09	12,000	12,087,576
Federal Home Loan Mortgage Corp. 2.875%, 4/30/10	10,000	9,936,470
4.125%, 9/27/13	3,380	3,406,371
4.875%, 2/17/09	12,000	12,071,004
5.25%, 5/21/09	15,000	15,173,880
Series 1 2.375%, 5/28/10	10,000	9,874,000
Federal National Mortgage Association 2.375%, 5/20/10	10,000	9,876,980
3.25%, 2/10/10	12,000	12,013,224
3.375%, 5/19/11	12,000	12,024,624
6.375%, 6/15/09	2,680	2,738,635
7.125%, 6/15/10	12,000	12,787,080

Total Agencies (cost $146,592,612)		146,175,022

MORTGAGE PASS-THRU’S – 16.6%
Agency Fixed Rate 30-Year – 12.5%
Federal Gold Loan Mortgage Corp. Series 2007 6.50%, 12/01/33	4,242	4,387,981
Federal Home Loan Mortgage Corp. Series 2006 5.857%, 12/01/36	1,208	1,223,213
Series 2007 7.00%, 2/01/37	5,174	5,413,154
Series 2008 6.00%, 8/01/38	14,986	15,185,029
Federal National Mortgage Association Series 2008 6.00%, 8/01/38	14,958	15,165,189
6.50%, 12/01/28-10/01/35	11,174	11,572,226
Government National Mortgage Association Series 2002 7.50%, 3/15/32	405	436,153

		53,382,945

Agency ARMs – 3.5%
Federal Home Loan Mortgage Corp. Series 2006 6.162%, 12/01/36(a)	1,836	1,862,512

8	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2007 5.918%, 11/01/36(a)	$3,346	$3,389,809
6.086%, 1/01/37(a)	2,669	2,709,519
Federal National Mortgage Association Series 2006 4.592%, 1/01/36(a)	3,327	3,399,915
Series 2007 5.781%, 8/01/37(a)	3,456	3,555,904

		14,917,659

Agency Fixed Rate 15-Year – 0.6%
Federal National Mortgage Association Series 2000 7.50%, 3/01/15	203	213,612
Series 2001 6.00%, 11/01/16-12/01/16	1,155	1,182,591
Series 2002 6.00%, 2/01/17	1,049	1,074,169
8.00%, 8/01/16	366	388,101

		2,858,473

Total Mortgage Pass-Thru’s (cost $70,831,784)		71,159,077

CORPORATES – INVESTMENT GRADES – 16.4%
Financial Institutions – 10.2%
Banking – 4.9%
Bank of America Corp. 3.375%, 2/17/09	880	862,611
BB&T Corp. 6.50%, 8/01/11	890	868,083
Citigroup, Inc. 3.625%, 2/09/09	1,945	1,904,138
Comerica, Inc. 4.80%, 5/01/15	700	561,957
Credit Suisse USA, Inc. 4.70%, 6/01/09	1,945	1,923,401
Fifth Third Bancorp 6.25%, 5/01/13	1,970	1,674,291
Marshall & Ilsley Corp. 4.375%, 8/01/09	1,507	1,450,581
Morgan JP & Co., Inc. 6.25%, 1/15/09	1,795	1,789,480
National City Bank of Ohio 6.25%, 3/15/11	1,895	1,099,206
NB Capital Trust IV 8.25%, 4/15/27	985	948,087
Royal Bank of Scotland Group PLC 6.40%, 4/01/09	711	714,795

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	9

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Union Planters Corp. 7.75%, 3/01/11	$1,134	$1,058,006
UnionBanCal Corp. 5.25%, 12/16/13	1,530	1,452,983
US Bancorp 5.30%, 4/28/09	1,920	1,918,324
Wachovia Corp. 5.625%, 12/15/08	837	820,269
Wells Fargo & Co. 3.125%, 4/01/09	1,969	1,949,391

		20,995,603

Brokerage – 0.8%
Merrill Lynch & Co., Inc. Series MTNC 4.125%, 1/15/09	1,985	1,951,190
Morgan Stanley 5.05%, 1/21/11	1,945	1,400,526

		3,351,716

Finance – 2.5%
American Express Co. 4.75%, 6/17/09	873	849,607
American General Finance Corp. 4.625%, 5/15/09	1,540	1,094,318
Capital One Bank 5.00%, 6/15/09	1,220	1,165,450
CIT Group, Inc. 3.375%, 4/01/09	2,015	1,901,459
General Electric Capital Corp. 3.125%, 4/01/09	1,975	1,943,708
Household Finance Corp. 4.125%, 12/15/08	1,960	1,939,083
International Lease Finance Corp. 4.75%, 7/01/09	1,980	1,633,322

		10,526,947

Insurance – 0.9%
Allstate Life Global Funding Trust Series 04-1 4.50%, 5/29/09	852	843,471
Genworth Financial, Inc. 5.231%, 5/16/09	651	552,933
UnitedHealth Group, Inc. 4.125%, 8/15/09	713	706,490
WellPoint, Inc. 4.25%, 12/15/09	1,900	1,862,591

		3,965,485

10	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Other Finance – 0.2%
ORIX Corp. 5.48%, 11/22/11	$920	$845,360

REITs – 0.9%
Simon Property Group LP 3.75%, 1/30/09	1,955	1,931,251
5.00%, 3/01/12	1,940	1,843,983

		3,775,234

		43,460,345

Industrial – 5.3%
Basic – 0.0%
United States Steel Corp. 5.65%, 6/01/13	135	120,760

Capital Goods – 0.4%
Caterpillar Financial Services 4.50%, 6/15/09	1,020	1,014,080
Illinois Tool Works, Inc. 5.75%, 3/01/09	773	777,775

		1,791,855

Communications - Media – 0.4%
British Sky Broadcasting Group PLC 6.875%, 2/23/09	1,860	1,859,572

Communications - Telecommunications – 1.4%
AT&T, Inc. 4.125%, 9/15/09	1,955	1,939,560
Qwest Corp. 8.875%, 3/15/12	1,155	1,131,900
Verizon New England, Inc. 6.50%, 9/15/11	960	951,715
Vodafone Group PLC 7.75%, 2/15/10	1,800	1,855,224

		5,878,399

Consumer Cyclical - Automotive – 0.4%
Daimler Finance North America LLC 7.20%, 9/01/09	1,730	1,748,473

Consumer Cyclical - Other – 0.2%
Starwood Hotels & Resorts Worldwide, Inc. 6.25%, 2/15/13	950	895,403

Consumer Non-Cyclical – 0.7%
Abbott Laboratories 3.50%, 2/17/09	953	950,931
Baxter FinCo BV 4.75%, 10/15/10	1,690	1,722,972

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Kraft Foods, Inc. 4.125%, 11/12/09	$481	$477,440

		3,151,343

Energy – 0.7%
ConocoPhillips 6.375%, 3/30/09	831	837,232
Vastar Resources, Inc. 6.50%, 4/01/09	1,875	1,891,933

		2,729,165

Technology – 0.4%
International Business Machines Corp. 5.375%, 2/01/09	840	843,253
Motorola, Inc. 8.00%, 11/01/11	970	975,752

		1,819,005

Transportation - Railroads – 0.2%
Norfolk Southern Corp. 6.20%, 4/15/09	805	809,439

Transportation - Services – 0.5%
FedEx Corp. 3.50%, 4/01/09	1,970	1,954,977

		22,758,391

Utility – 0.9%
Electric – 0.9%
Pacific Gas & Electric Co. 3.60%, 3/01/09	1,950	1,934,302
PPL Electric Utilities Corp. 6.25%, 8/15/09	1,870	1,897,639

		3,831,941

Total Corporates – Investment Grades (cost $73,911,519)		70,050,677

COMMERCIAL MORTGAGE-BACKED SECURITIES – 8.6%
Non-Agency Fixed Rate CMBS – 6.3%
Bear Stearns Commercial Mortgage Securities, Inc. Series 2002-TOP6, Class A2 6.46%, 10/15/36	4,331	4,319,301
GE Capital Commercial Mortgage Corp. Series 2005-C3, Class A3FX 4.863%, 7/10/45	2,550	2,496,025
Greenwich Capital Commercial Funding Corp. Series 2005-GG3, Class A2 4.305%, 8/10/42	3,300	3,234,429

12	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class A2 4.302%, 1/15/38	$2,030	$1,930,940
Series 2005-LDP5, Class A2 5.198%, 12/15/44	2,800	2,733,741
Series 2007-LD11, Class C 6.007%, 6/15/49	2,570	1,539,138
LB-UBS Commercial Mortgage Trust Series 2003-C5, Class A3 4.254%, 7/15/27	3,535	3,402,544
Series 2004-C7, Class A2 3.992%, 10/15/29	5,385	5,273,730
Nomura Asset Securities Corp. Series 1998-D6, Class A1B 6.59%, 3/15/30	267	267,144
Wachovia Bank Commercial Mortgage Trust Series 2007-C32, Class C 5.929%, 6/15/49	2,500	1,485,480

		26,682,472

Non-Agency Floating Rate CMBS – 2.3%
Commercial Mortgage Pass-Through Certificates Series 2007-FL14, Class C 2.788%, 6/15/22(a)(b)	1,389	1,183,753
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 2.958%, 10/15/21(a)(b)	2,000	1,680,907
Series 2007-TFLA, Class A2 2.608%, 2/15/22(a)(b)	3,000	2,678,337
Morgan Stanley Capital Series 2005-XLF, Class G 2.858%, 8/15/19(a)(b)	2,645	2,561,383
Wachovia Bank Commercial Mortgage Trust Series 2006-WL7A, Class H 2.888%, 9/15/21(a)(b)	1,300	1,071,366
Series 2007-WHL8, Class E 2.888%, 6/15/20(a)(b)	1,000	798,824

		9,974,570

Total Commercial Mortgage-Backed Securities (cost $40,383,620)		36,657,042

ASSET-BACKED SECURITIES – 7.2%
Home Equity Loans - Fixed Rate – 2.9%
American General Mortgage Loan Trust Series 2003-1, Class A3 4.03%, 4/25/33	1,370	1,093,576

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33	$1,256	$896,371
Series 2004-1, Class AF2 2.645%, 4/25/34	300	268,114
Countrywide Asset-Backed Certificates Series 2007-S1, Class A3 5.81%, 11/25/36	1,354	619,373
Credit-Based Asset Servicing & Securitization LLC. Series 2005-CB4, Class AF2 4.751%, 8/25/35	2,566	2,223,357
Credit-Based Asset Servicing and Securities Trust Series 2003-CB3, Class AF1 2.879%, 12/25/32	933	552,295
Series 2005-RP2, Class AF2 5.75%, 9/25/35(b)	1,200	1,118,872
Series 2007-CB4, Class A2A 5.844%, 4/25/37	815	772,781
Flagstar Home Equity Loan Trust Series 2007-1A, Class AF2 5.765%, 1/25/35(b)	2,100	1,676,461
Home Equity Mortgage Trust Series 2006-5, Class A1 5.50%, 1/25/37	1,159	365,208
Household Home Equity Loan Trust Series 2007-1, Class A2F 5.60%, 3/20/36	2,610	2,299,890
Nationstar NIM Trust Series 2007-A, Class A 9.97%, 3/25/37(b)	14	1,104
Structured Asset Securities Corp. Series 2007-RM1, Class AI0 5.00%, 5/25/47(b)(c)	3,710	705,699

		12,593,101

Autos - Floating Rate – 1.7%
Capital Auto Receivables Asset Trust Series 2007-SN2, Class A2 3.268%, 1/15/10(a)(b)	2,790	2,767,331
Ford Credit Auto Owner Trust Series 2007-B, Class A3B 2.828%, 11/15/11(a)	2,000	1,919,688
GE Dealer Floorplan Master Note Trust Series 2006-2, Class A 3.258%, 4/20/13(a)	3,000	2,816,705

		7,503,724

14	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Home Equity Loans - Floating Rate – 1.6%
ACE Securities Corp. Series 2003-OP1, Class A2 3.567%, 12/25/33(a)	$213	$174,148
BNC Mortgage Loan Trust Series 2007-2, Class M5 4.107%, 5/25/37(a)	420	43,743
Countrywide Asset-Backed Certificates Series 2003-BC1, Class A1 3.607%, 3/25/33(a)	212	173,981
Home Equity Mortgage Trust Series 2005-3, Class M1 3.747%, 11/25/35(a)	1,670	1,565,962
Household Home Equity Loan Trust Series 2006-1, Class M1 3.468%, 1/20/36(a)	838	640,442
Irwin Home Equity Series 2005-C, Class 2A1 3.457%, 4/25/30(a)	119	117,479
Lehman ABS Mortgage Loan Trust Series 2007-1, Class 2A2 3.407%, 6/25/37(a)(b)	1,200	751,500
Lehman XS Trust Series 2005-5N, Class M2 3.857%, 11/25/35(a)(d)	575	44,231
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-5, Class 2A1 3.907%, 10/25/37(a)	1,257	1,188,793
Newcastle Mortgage Securities Trust Series 2006-1, Class A2 3.327%, 3/25/36(a)	1,077	1,046,732
Novastar Home Loan Equity Series 2007-2, Class M1 3.507%, 9/25/37(a)	1,650	224,070
Security National Mortgage Loan Trust Series 2007-1A, Class 1A1 5.91%, 4/25/37(b)	663	646,473
Wells Fargo Home Equity Trust Series 2006-1, Class A2 3.297%, 5/25/36(a)	144	142,818

		6,760,372

Credit Cards - Floating Rate – 0.9%
BA Credit Card Trust Series 2006-A10, Class A10 2.468%, 2/15/12(a)	3,745	3,690,865

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Other ABS - Floating Rate – 0.1%
Petra CRE CDO Ltd. Series 2007-1A, Class C 4.307%, 2/25/47(a)(b)	$635	$302,022

Total Asset-Backed Securities (cost $38,571,724)		30,850,084

GOVERNMENTS – TREASURIES – 5.3%
Treasuries – 5.3%
U.S. Treasury Notes 3.50%, 5/31/13	8,605	8,816,089
4.00%, 8/31/09	9,894	10,080,284
4.125%, 8/15/10	3,600	3,747,093

Total Governments – Treasuries (cost $22,565,679)		22,643,466

CMOs – 4.9%
Non-Agency Floating Rate – 2.1%
American Home Mortgage Investment Trust Series 2005-2, Class 2A1 4.777%, 9/25/45(a)	634	417,079
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 3.855%, 12/25/35(a)	628	383,092
Series 2006-OA14, Class 3A1 3.705%, 11/25/46(a)	988	523,430
Countrywide Home Loan Mortgage Pass Through Trust Series 2004-25, Class 1A6 3.687%, 2/25/35(a)	1,978	740,026
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2005-AR1, Class 1A1 3.517%, 8/25/35(a)	719	476,907
Series 2007-OA4, Class 1A1A 3.397%, 8/25/47(a)	920	558,578
Lehman XS Trust Series 2006-3, Class M1 3.657%, 3/25/36(a)(d)	1,150	46,000
Series 2007-2N, Class M1 3.547%, 2/25/37(a)(d)	1,401	101,543
Merrill Lynch Mortgage Investors, Inc. Series 2003-F, Class A1 3.527%, 10/25/28(a)	1,423	1,234,193
MLCC Mortgage Investors, Inc. Series 2004-A, Class A1 3.437%, 4/25/29(a)	1,187	1,038,675

16	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 2.80%, 2/25/42(a)(b)	$1,374	$1,315,579
Structured Adjustable Rate Mortgage Loan Trust Series 2005-5, Class A3 3.437%, 5/25/35(a)	159	97,943
Series 2005-9, Class 2A1 4.607%, 5/25/35(a)	493	245,970
Washington Mutual Mortgage Pass Through Series 2006-AR11, Class 1A 3.815%, 9/25/46(a)	1,039	570,889
Series 2006-AR11, Class 3A1A 3.775%, 9/25/46(a)	659	363,153
Series 2006-AR4, Class 1A1B 3.795%, 5/25/46(a)	711	284,376
Series 2007-OA1, Class A1A 3.555%, 2/25/47(a)	1,302	685,872

		9,083,305

Non-Agency Fixed Rate – 1.6%
American Home Mortgage Investment Trust Series 2004-3, Class MF1 5.35%, 10/25/34(d)	1,690	1,098,189
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2006-AB2, Class A7 5.961%, 6/25/36	492	491,429
Deutsche Mortgage Securities, Inc. Series 2005-WF1, Class 1A1 5.094%, 6/26/35(b)	684	659,512
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36	969	865,334
Nomura Asset Acceptance Corp. Series 2006-WF1, Class A2 5.755%, 6/25/36	2,980	2,968,432
Structured Asset Securities Corp. Series 2006-RM1, Class AIO 5.00%, 8/25/46(b)(c)	3,521	600,443

		6,683,339

Non-Agency ARMs – 0.9%
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 5.336%, 2/25/36(e)	1,964	1,233,438
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.118%, 5/25/35(e)	1,441	1,216,481

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	17

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 6.191%, 5/25/36(e)	$821	$470,508
Residential Funding Mortgage Securities, Inc. Series 2005-SA3, Class 3A 5.238%, 8/25/35(e)	1,387	1,120,876

		4,041,303

Agency Floating Rate – 0.2%
Freddie Mac Reference REMIC Series 2006-R008, Class FK 2.888%, 7/15/23(a)	846	818,021

Agency Fixed Rate – 0.1%
Government National Mortgage Association Series 2006-51, Class IO 0.955%, 8/16/46(c)	11,381	555,036

Total CMOs (cost $31,383,449)		21,181,004

INFLATION-LINKED SECURITIES – 3.8%
U.S. Treasury Notes 3.00%, 7/15/12 (TIPS)	8,073	8,402,774
3.875%, 1/15/09 (TIPS)	7,992	7,970,568

Total Inflation-Linked Securities (cost $16,864,040)		16,373,342

SHORT-TERM INVESTMENTS – 3.3%
Time Deposit – 3.3%
State Street Time Deposit 1.25%, 10/01/08 (cost $14,000,000)	14,000	14,000,000

Total Investments – 100.3% (cost $455,104,427)		429,089,714
Other assets less liabilities – (0.3)%		(1,254,773)

Net Assets – 100.0%		$427,834,941

INTEREST RATE SWAP TRANSACTIONS (see Note 1.I)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
JP Morgan Chase	$8,600	7/01/10	3 Month LIBOR	3.563%	$29,078

18	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

FINANCIAL FUTURES CONTRACTS (see Note 1.D)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2008	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. Treasury Note 2 Yr Futures	423	December 2008	$90,102,133	$90,284,063	$181,930

Sold Contracts
U.S. Treasury Note 10 Yr Futures	163	December 2008	18,771,269	18,683,875	87,394

					$269,324

(a)	Floating Rate Security. Stated interest rate was in effect at September 30, 2008.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2008, the aggregate market value of these securities amounted to $20,519,566 or 4.8% of net assets.

(c)	IO – Interest Only

(d)	Illiquid security.

(e)	Variable rate coupon, rate shown as of September 30, 2008.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of September 30, 2008, the fund’s total exposure to subprime investments was 7.72%. These investments are valued in accordance with the fund’s Valuation Policies (see Note 1.A for additional details).

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CMBS – Commercial Mortgage-Backed Security

CMOs – Collateralized Mortgage Obligations

LIBOR – London Interbank Offered Rates

REITs – Real Estate Investment Trusts

REMIC – Real Estate Mortgage Investment Conduit

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	19

Portfolio of Investments

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2008

Assets
Investments in securities at value	$429,089,714
Cash in bank	1,110,531 (a)
Receivables:
Interest	3,801,700
Capital shares sold	4,629,769
Appreciation of interest rate swap agreements	29,078

Total assets	438,660,792

Liabilities
Payables:
Dividends to shareholders	428,085
Investment securities purchased	8,921,032
Capital shares redeemed	1,003,975
Management fee	156,650
Shareholder servicing fee	30,279
Distribution fee	26,747
Transfer Agent fee	9,253
Margin owed to broker on futures contracts	197,172
Accrued expenses	52,658

Total liabilities	10,825,851

Net Assets	$427,834,941

Cost of investments	$455,104,427

Net Assets Consist of:
Capital stock, at par*	$37,350
Additional paid-in capital	474,892,437
Undistributed net investment income/(excess distributions)	(383,599)
Accumulated net realized loss on investment transactions	(20,994,936)
Unrealized depreciation of investments, futures and interest rate swaps	(25,716,311)

$427,834,941

(a)	An amount of U.S. $290,851 has been segregated to collateralize margin requirements for the open futures contracts at September 30, 2008.

*	The Sanford C Bernstein Fund, Inc. has authorized 9 billion shares of common stock with par value of $.001 per share.

See notes to financial statements.

20	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Statements of Assets and Liabilities

Calculation of Maximum Offering Price

Short Duration Plus Class Shares
Net Assets	$369,337,028
Shares of capital stock outstanding	32,243,263

Net asset value and offering price per share	$11.45

Short Duration Class A Shares
Net Assets	$33,196,849
Shares of capital stock outstanding	2,897,276

Net asset value and redemption price per share	11.46
Sales charge—4.25% of public offering price	0.51

Maximum offering price	$11.97

Short Duration Class B Shares
Net Assets	$9,125,000
Shares of capital stock outstanding	796,649

Net asset value and offering price per share	$11.45

Short Duration Class C Shares
Net Assets	$16,176,064
Shares of capital stock outstanding	1,412,751

Net asset value and offering price per share	$11.45

See notes to financial statements.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	21

Statements of Assets and Liabilities

STATEMENT OF OPERATIONS

September 30, 2008

Investment Income
Income:
Interest	$18,247,869

Total income		$18,247,869
Expenses:
Management fee (see Note 2A)	1,824,993
Shareholder servicing fee (see Note 2B)	342,890
Custodian fee	177,783
Transfer Agent fee—Non-Retail Class	20,718
Transfer Agent fee—Class A	41,356
Transfer Agent fee—Class B	10,417
Transfer Agent fee—Class C	15,745
Distribution fees—Class A	110,872
Distribution fees—Class B	93,035
Distribution fees—Class C	140,507
Registration fees	84,682
Legal fees	27,578
Printing fees	26,232
Auditing and tax fees	10,904
Directors’ fees and expenses	8,167
Miscellaneous	17,587

Total expenses	2,953,466
Less: expense offset arrangement	(1,745)

Net expenses		2,951,721

Net investment income		15,296,148

Realized and Unrealized Loss on Investment Transactions
Net realized loss on:
Investment transactions		(5,780,961)
Futures transactions		(471,541)

Net realized loss on investment transactions		(6,252,502)

Net decrease in unrealized appreciation/(depreciation) of investments, futures and swaps		(20,183,105)

Net realized and unrealized loss on investment transactions		(26,435,607)

Net Decrease in Net Assets Resulting from Operations		$(11,139,459)

See notes to financial statements.

22	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Statement of Operations

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended 9/30/08	Year Ended 9/30/07
Increase (Decrease) in Net Assets from Operations:
Net investment income	$15,296,148	$18,667,226
Net realized gain (loss) on investment transactions	(6,252,502)	2,048,426
Decrease in unrealized appreciation/(depreciation) of investments	(20,183,105)	(3,787,309)

Net increase (decrease) in net assets resulting from operations	(11,139,459)	16,928,343
Dividends to Shareholders:
Dividends from net investment income
Short Duration Plus Class	(13,724,227)	(16,481,134)
Class A	(1,378,325)	(1,603,458)
Class B	(282,663)	(486,712)
Class C	(424,477)	(577,007)

Total dividends to shareholders	(15,809,692)	(19,148,311)

Capital-Share Transactions
Net proceeds from sales of shares	252,858,119	154,381,767
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	6,984,934	8,321,266

Total proceeds from shares sold	259,843,053	162,703,033
Cost of shares redeemed	(210,332,013)	(204,534,259)

Net increase (decrease) in net assets from capital-share transactions	49,511,040	(41,831,226)

Net increase (decrease) in net assets	22,561,889	(44,051,194)
Net Assets:
Beginning of period	405,273,052	449,324,246

End of period(b)	$427,834,941	$405,273,052

(b) Includes excess distributions of:	$(383,599)	$(442,450)

See notes to financial statements.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	23

Statements of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2008

NOTE 1.

Organization and Significant Accounting Policies

The AllianceBernstein Short Duration Class A, B and C shares are shares of Short Duration Plus Portfolio (the “Portfolio”) of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Fund is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund is currently comprised of 12 series each with its own investment objectives. The Short Duration Plus Portfolio commenced offering AllianceBernstein Short Duration Class A, Class B and Class C Shares on May 21, 2003 and Class R Shares on February 17, 2004 (collectively, “Short Duration Retail Classes”) in addition to the existing Short Duration Plus Class shares (the “Plus Class”). As of February 23, 2005, the Class R shares are no longer offered to shareholders. These financial statements include only the Short Duration Retail Classes. The financial highlights of the Plus Class shares are presented in a separate financial report. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid

24	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

B. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

C. Futures Contracts

Upon entering into a futures contract, the Portfolio is required to deposit cash or to pledge securities and maintain as collateral an initial margin with the broker equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments, which are dependent on the daily fluctuations in the market value of the underlying index or security, are made or received by the Portfolio each day (daily variation margin) or at other intervals as is required. The aggregate of these payments or receipts through the expiration of the futures contract is recorded for book purposes as unrealized gains or losses by the Portfolio. If the Portfolio enters into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	25

Notes to Financial Statements

D. Taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal income taxes to the extent that all of its income is distributed. The Fund may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains, and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with the Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”), management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

E. Repurchase Agreements

The Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receive delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

F. Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value. The Portfolio segregates cash and marketable securities at least equal in value to its purchase commitment for when-issued or delayed-delivery securities, and segregates portfolio securities on a delayed-delivery basis.

G. Distribution of Income and Gains

Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

26	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying financial statements. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

H. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to the Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

I. Interest Rate Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

As of October 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Prior to October 1, 2003, these interim payments were reflected within interest income/expense in the statements of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	27

Notes to Financial Statements

J. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the year ended September 30, 2008, the Portfolio had not entered into any reverse repurchase agreement.

K. Mortgage-Backed Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and such Portfolio’s simultaneously contracting to repurchase similar securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. In consideration for entering into the commitment to repurchase the Portfolio is compensated by “fee income”, which is received when the Portfolio enters into the commitment. Such fee income is recorded as deferred income and accrued by the Portfolio over the roll period. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of the Portfolio’s assets, places purchase and sales orders and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

The Portfolio pays the Adviser an investment management fee at an annualized rate of .45% of the first $750 million and .40% of the Portfolios average daily net assets over $750 million. The fee is accrued daily and paid monthly.

Prior to November 1, 2007, the Portfolio paid the Adviser an investment management fee at an annualized rate of 0.50% of the first $250 million, 0.45% of the next $500 million, and 0.40% of the Portfolio’s average daily net assets over $750 million.

B. Transfer Agency Agreement; Shareholder Servicing Agreement

Under a Transfer Agency Agreement between the Fund, on behalf of the Short Duration Retail Classes and AllianceBernstein Investor Services, Inc. (“ABIS”), the Short Duration Retail Classes compensate ABIS, a wholly-owned subsidiary

28	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $29,907 for the year ended September 30, 2008.

For the year ended September 30, 2008, the expenses for the Short Duration Retail Classes were reduced under an expense offset arrangement with ABIS by $1,745.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolio (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Plus Class Shares of the Portfolio. Under the agreement, the fee payable by the Plus Class share for services under this agreement is an annual rate of .10 of 1% of the average daily net assets of the Portfolio during the month.

C. Distribution Arrangements—Short Duration Plus Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Plus Class shares of the Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Plus Class shares of the Portfolio. This agreement does not apply to the Short Duration Retail Classes of the Portfolio. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly-owned subsidiary of the Adviser.

D. Distribution Arrangements—Short Duration Retail Classes

The Short Duration Retail Classes of the Portfolio have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each such class pays distribution services fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A and 1% of the Class B and Class C shares of the respective average daily net assets attributable to the Retail Classes. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Portfolio that it has

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	29

Notes to Financial Statements

incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $210,808 and $711,823 for Class B and Class C shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s Short Duration Retail Class shares.

E. Other Transactions with Affiliates

Class A shares of the Portfolio are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

The Distributor has advised the Portfolio that it has retained front-end sales charges of $1,116 from the sales of Class A shares and received $2,982, $8,369, and $5,305 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended September 30, 2008.

NOTE 3.

Investment Security Transactions

Purchases and Sales

For the period from October 1, 2007 through September 30, 2008 the Portfolio had purchase and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$102,470,150	$106,538,822
U.S. government securities	405,383,816	323,143,731

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$455,104,427

Gross unrealized appreciation	$647,031
Gross unrealized depreciation	(26,661,744)

Net unrealized depreciation	$(26,014,713)

30	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

NOTE 4.

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2008 and September 30, 2007, were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$15,809,692	$19,148,311

Total distributions paid	$15,809,692	$19,148,311

As of September 30, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Ordinary income	$59,743
Accumulated capital and other gains (losses)(a)	(15,029,025)
Unrealized appreciation/(depreciation)(b)	(26,000,892)

Total accumulated earnings/(deficit)(c)	$(40,970,174)

(a)

On September 30, 2008, the Portfolio had a net capital loss carry forward of $3,594,854 which expires in the year 2013, $6,491,604 which expires in the year 2014, $4,022,522 which expires in the year 2015, and 920,045 which expires in the year 2016. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended September 30, 2008, the Fund deferred to October 1, 2007 post October capital losses of $5,696,587.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, straddles and swap income (loss) accrual.

(c)	The difference between the book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to current year dividends payable and post October loss deferrals.

NOTE 5.

Risk Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	31

Notes to Financial Statements

has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE 6.

Risks Involved in Futures Contracts

The Portfolio may purchase or sell financial futures contracts for the purpose of hedging their portfolios against adverse effects of anticipated movements in the market. Financial futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index or the market value in U.S. dollars of a foreign currency. The contract amounts reflect the extent of the Portfolio’s involvement and risk of loss in these financial instruments. A Portfolio’s participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio’s activities in futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks.

NOTE 7.

Capital-Share Transactions

The Fund has authorized 9 billion shares of common stock, par value $0.001 per share, of which, at September 30, 2008, 8.7 billion are divided into 12 Portfolios. It has allocated 1 billion shares to the Portfolio, divided evenly into the five classes (including Class R shares which are not currently being offered). Share transactions for the years ended September 30, 2008 and September 30, 2007, were as follows:

	Shares		Amount
	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2008	Year Ended September 30, 2007

Short Duration Plus Class
Shares sold	18,233,851	9,632,290	$215,677,463	$118,513,609

Shares issued to shareholders on reinvestment of dividends	436,637	495,875	5,197,069	6,095,997

Shares redeemed	(14,145,604)	(12,956,393)	(168,009,011)	(159,402,421)

Net increase (decrease)	4,524,884	(2,828,228)	52,865,521	(34,792,815)

Beginning of period	27,718,379	30,546,607	353,530,518	388,323,333

End of period	32,243,263	27,718,379	$406,396,039	$353,530,518

32	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

	Shares		Amount
	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2008	Year Ended September 30, 2007

Short Duration Class A Shares
Shares sold	1,890,920	2,395,427	$22,774,680	$29,459,696

Shares issued to shareholders on reinvestment of dividends	100,410	111,647	1,199,957	1,355,765

Shares converted from Class B	107,975	93,308	1,286,271	1,148,471

Shares redeemed	(2,505,639)	(2,351,422)	(29,919,405)	(28,889,134)

Net increase (decrease)	(406,334)	248,960	(4,658,497)	3,074,798

Beginning of period	3,303,610	3,054,650	43,364,922	40,290,124

End of period	2,897,276	3,303,610	$38,706,425	$43,364,922

Short Duration Class B Shares
Shares sold	403,547	162,451	$4,784,389	$1,997,861

Shares issued to shareholders on reinvestment of dividends	19,132	31,879	228,776	383,704

Shares converted to Class A	(108,015)	(93,322)	(1,286,271)	(1,148,471)

Shares redeemed	(399,663)	(592,633)	(4,774,542)	(7,281,768)

Net decrease	(84,999)	(491,625)	(1,047,648)	(6,048,674)

Beginning of period	881,648	1,373,273	12,319,444	18,368,118

End of period	796,649	881,648	$11,271,796	$12,319,444

Short Duration Class C Shares
Shares sold	709,031	265,561	$8,335,316	$3,262,130

Shares issued to shareholders on reinvestment of dividends	30,088	40,096	359,132	485,800

Shares redeemed	(533,758)	(636,641)	(6,342,784)	(7,812,465)

Net increase (decrease)	205,361	(330,984)	2,351,664	(4,064,535)

Beginning of period	1,207,390	1,538,374	16,203,645	20,268,180

End of period	1,412,751	1,207,390	$18,555,309	$16,203,645

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	33

Notes to Financial Statements

NOTE 8.

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the Alliance-Bernstein Mutual Funds to sell investments

34	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE 9.

Recent Accounting Pronouncements

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of September 30, 2008, management believes the adoption of FAS 157 will not impact the amounts reported in the financial statements. However, additional disclosures will be required.

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Portfolio’s financial statements.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	35

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended September 30,
2008	2007	2006	2005	2004

Net asset value, beginning of period	$ 12.24	$ 12.31	$ 12.39	$ 12.67	$ 12.84

Income From Investment Operations
Investment income, net†	.43	.51	.45	.33	.27
Net realized and unrealized loss on investment transactions	(.77)	(.05)	(.06)	(.24)	(.13)

Total from investment operations	(.34)	.46	.39	.09	.14

Less Dividends and Distributions
Dividends from taxable net investment income	(.44)	(.53)	(.47)	(.36)	(.29)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.01)	(.02)

Total dividends and distributions	(.44)	(.53)	(.47)	(.37)	(.31)

Net asset value, end of period	$ 11.46	$ 12.24	$ 12.31	$ 12.39	$ 12.67

Total return(a)	(2.83	)%*	3.80%	3.23%	.77%	1.03%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$33,197	$40,444	$37,595	$42,602	$58,793
Average net assets (000’s omitted)	$36,957	$37,096	$38,239	$50,872	$79,399
Ratio of expenses to average net assets	.96%	.98%	1.03	%(b)	1.02%	1.03%
Ratio of expenses to average net assets excluding interest	.96%	.98%	1.03	%(b)	1.02%	1.01%
Ratio of net investment income to average net assets	3.60%	4.21%	3.63	%(b)	2.61%	2.06%
Portfolio turnover rate	116%	127%	157%	220%	359%

See footnote summary on page 38.

36	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended September 30,
2008	2007	2006	2005	2004

Net asset value, beginning of period	$ 12.24	$ 12.31	$ 12.39	$ 12.67	$ 12.84

Income From Investment Operations
Investment income, net†	.34	.43	.36	.24	.17
Net realized and unrealized loss on investment transactions	(.77)	(.06)	(.05)	(.24)	(.12)

Total from investment operations	(.43)	.37	.31	.00	.05

Less Dividends and Distributions
Dividends from taxable net investment income	(.36)	(.44)	(.39)	(.27)	(.20)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.01)	(.02)

Total dividends and distributions	(.36)	(.44)	(.39)	(.28)	(.22)

Net asset value, end of period	$ 11.45	$ 12.24	$ 12.31	$ 12.39	$ 12.67

Total return(a)	(3.59	)%*	3.09%	2.55%	.05%	.32%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,125	$10,791	$16,899	$27,964	$44,281
Average net assets (000’s omitted)	$9,304	$13,539	$22,110	$36,245	$39,445
Ratio of expenses to average net assets	1.66%	1.68%	1.73	%(b)	1.72%	1.75%
Ratio of expenses to average net assets excluding interest	1.66%	1.68%	1.73	%(b)	1.72%	1.73%
Ratio of net investment income to average net assets	2.91%	3.48%	2.91	%(b)	1.90%	1.34%
Portfolio turnover rate	116%	127%	157%	220%	359%

See footnote summary on page 38.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	37

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended September 30,
2008	2007	2006	2005	2004

Net asset value, beginning of period	$ 12.23	$ 12.30	$ 12.38	$ 12.66	$ 12.84

Income From Investment Operations
Investment income, net†	.34	.43	.36	.24	.17
Net realized and unrealized loss on investment transactions	(.76)	(.06)	(.05)	(.24)	(.13)

Total from investment operations	(.42)	.37	.31	.00	.04

Less Dividends and Distributions
Dividends from taxable net investment income	(.36)	(.44)	(.39)	(.27)	(.20)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.01)	(.02)

Total dividends and distributions	(.36)	(.44)	(.39)	(.28)	(.22)

Net asset value, end of period	$ 11.45	$ 12.23	$ 12.30	$ 12.38	$ 12.66

Total return(a)	(3.52	)%*	3.09%	2.54%	.05%	.25%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,176	$14,772	$18,923	$24,096	$39,581
Average net assets (000’s omitted)	$14,051	$15,989	$20,279	$31,428	$36,998
Ratio of expenses to average net assets	1.66%	1.69%	1.74	%(b)	1.72%	1.74%
Ratio of expenses to average net assets excluding interest	1.66%	1.69%	1.74	%(b)	1.72%	1.72%
Ratio of net investment income to average net assets	2.89%	3.49%	2.93	%(b)	1.90%	1.35%
Portfolio turnover rate	116%	127%	157%	220%	359%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the Portfolio’s performance for the year ended September 30, 2008 by 0.05%.

†	Based on average shares outstanding.

(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(b)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

38	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and AllianceBernstein Short Duration Retail Class Shareholders of Sanford C. Bernstein Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Short Duration Plus Portfolio (one of the twelve portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Short Duration Retail Classes for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 24, 2008

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	39

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

98.13% of the ordinary income dividends paid by the Fund during the fiscal year ended September 30, 2008 qualify as “interest related dividends” for non-U.S. shareholders.

40	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Tax Information

BOARD OF DIRECTORS

Rosalie Wolf(1), Chairman

Marilyn G. Fedak, President

Irwin Engelman(1)(2)

Bart Friedman(1)(3)

William Kristol(1)(3)

Donald K. Peterson(1)(3)

Thomas B. Stiles, II(1)(3)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Emilie D. Wrapp, Secretary

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Ave. New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

(3)	Member of the Governance, Nominating and Compensation Committee.

†	For the AllianceBernstein Short Duration Portfolio, Classes A, B and C shares only.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	41

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
INTERESTED DIRECTOR
Marilyn G. Fedak,** 1345 Avenue of the Americas New York, NY 10105 61 (2006)	Executive Vice President of the Adviser, with which she has been associated since prior to 2003. She is the Head of Bernstein Global Value Equities and Co-Chief Investment Officer of U.S. Large Cap Value Equities.	12	None

DISINTERESTED DIRECTORS***
Rosalie J. Wolf, # 67 (2000) Chairman of the Board	Managing Partner, Botanica Capital Partners LLC, and also Member of Brock Capital Group LLC. Member of the Investment Committee of the Board at the David and Lucile Packard Foundation. Formerly, she was a Managing Director at Offit Hall Capital Management LLC from January 2001 through 2003. From 1994-2000 she was Treasurer and Chief Investment Officer, The Rockefeller Foundation. Earlier she held financial executive positions with International Paper Company, Bankers Trust, and Mobil Oil Corporation.	12	TIAA-CREF and North European Oil Royalty Trust

Irwin Engelman, # ^ 74 (2000)	Business Consultant. Formerly, he was Executive Vice President and Chief Financial Officer of YouthStream Media Networks; Vice Chairman and Chief Administrative Officer of Revlon, Inc. and Executive Vice President and Chief Financial Officer of MacAndrews & Forbes Holdings, Inc. since prior to 2003.	12	WellGen, Inc.; eMagin Corporation and New Plan Excel Realty Trust

42	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Management of the Fund

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Bart Friedman, # + 63 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2003.	12	The Brookings Institution; Lincoln Center for the Performing Arts; The Mountain School Campus of Milton Academy and Allied World Assurance Holdings

William Kristol, # + 55 (1994)	Editor, The Weekly Standard since prior to 2003. He is also an Op-Ed Page Columnist with The New York Times and a Fox News Contributor.	12	Manhattan Institute; John M Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation and the Institute for the Study of War

Donald K. Peterson, # + 59 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (January 2002-September 2006); President and Chief Executive Officer, Avaya Inc. (October 2000-December 2001); Chief Financial Officer, Lucent Technologies (1996-February 2000); President, Enterprise Systems Group (February 2000-September 2000); Chief Financial Officer, AT&T, Communications Services Group (1995-1996); President, Nortel Communications Systems, Inc. (1994-1995). Prior thereto he was at Nortel from (1976-1995).	12	Worcester Polytechnic Institute; Overseers of the Amos Tuck School of Business Administration; Teachers Insurance & Annuity Association of America; Committee for Economic Development

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	43

Management of the Fund

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Thomas B. Stiles, II, # + 68 (2003)	President of Cedar Lawn Corporation (cemetery). Formerly, Managing Director, Senior Portfolio Manager and Director of Investment Strategy of Smith Barney Asset Management from 1997 until his retirement in 1999. Prior thereto, Chairman and Chief Executive Officer of Greenwich Street Advisors from 1988-1997 and Executive Vice President and Director of E.F. Hutton Group from 1982-1987.	12	Cedar Lawn Corporation

*	There is no stated term of office for the Directors.

**	Ms. Fedak is an “interested person”, as defined in the 1940 Act, due to her affiliation with AllianceBernstein.

***	The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

#	Member of the Audit Committee and the Independent Directors Committee.

^	Member of the Fair Value Pricing Committee.

+	Member of the Governance, Nominating and Compensation Committee.

44	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Marilyn G. Fedak, 61	President	See biography above.

Philip L. Kirstein, 63	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds with which he has been associated since October 2004. Prior thereto he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Emilie D. Wrapp, 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**, with which she has been associated since prior to 2003.

Joseph J. Mantineo, 49	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2003.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	45

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

1	It should be noted that the Senior Officer’s evaluation was completed on October 8, 2008.

2	Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Advisor Class shares of the Portfolios unless otherwise indicated.

46	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement:

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[3]
Tax-Managed International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.650%
	On the balance	0.600%

International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	On the balance	0.650%

Emerging Markets Portfolio	First $1 billion	1.175%
	Next $1 billion	1.050%
	Next $1 billion	1.000%
	Next $3 billion	0.900%
	On the balance	0.850%

U.S. Government Short Duration Portfolio	First $750 million	0.450%
Short Duration Plus Portfolio Short Duration California Municipal Portfolio Short Duration Diversified Municipal Portfolio Short Duration New York Municipal Portfolio	On the balance	0.450%

Intermediate Duration Portfolio	First $1 billion	0.500%
	Next $2 billion	0.450%
	Next $2 billion	0.400%
	Next $2 billion	0.350%
	On the balance	0.300%

California Municipal Portfolio	First $1 billion	0.500%
Diversified Municipal Portfolio	Next $2 billion	0.450%
New York Municipal Portfolio	Next $2 billion	0.400%
	On the balance	0.350%

3	The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	47

The Portfolios’ net assets on September 30, 2008 and 2007 are set forth below:

Portfolio	Net Assets 9/30/08 ($MM)	Net Assets 9/30/07 ($MM)
Tax-Managed International Portfolio	$6,043.5	$9,509.3
International Portfolio	$2,841.3	$4,403.7
Emerging Markets Portfolio	$1,953.6	$3,231.5
U.S. Government Short Duration Portfolio	$115.4	$81.2
Short Duration Plus Portfolio	$425.9	$407.0
Intermediate Duration Portfolio	$4,892.8	$5,064.2
Short Duration California Municipal Portfolio	$141.4	$80.6
Short Duration Diversified Municipal Portfolio	$330.8	$251.5
Short Duration New York Municipal Portfolio	$162.5	$111.6
California Municipal Portfolio	$1,419.2	$1,427.6
Diversified Municipal Portfolio	$5,163.4	$4,740.7
New York Municipal Portfolio	$1,889.2	$1,787.6

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in basis points of the advisory fee changes made since October 2004 for each Portfolio. It should be noted that the estimated fees are based on September 30, 2008 net assets.

	Effective Adv. Fee (%)
Portfolio	As of October 2004	Current Fee Schedule	Difference
Tax-Managed International Portfolio	0.908%	0.845%	0.063%
International Portfolio	0.935%	0.876%	0.059%
Emerging Markets Portfolio	1.189%	1.139%	0.050%
U.S. Government Short Duration Portfolio	0.500%	0.450%	0.050%
Short Duration Plus Portfolio	0.500%	0.450%	0.050%
Intermediate Duration Portfolio	0.460%	0.450%	0.011%
Short Duration California Municipal Portfolio	0.500%	0.450%	0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	0.050%
California Municipal Portfolio	0.485%	0.485%	0.000%
Diversified Municipal Portfolio	0.460%	0.437%	0.023%
New York Municipal Portfolio	0.476%	0.476%	0.000%

48	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Set forth below are the Portfolios’ total expense ratios, annualized for the period from October 1, 2007 through June 30, 2008:

Portfolio	Total Expense Ratio[4]			Fiscal Year End
Tax-Managed International Portfolio	Advisor Class A Class B Class C	1.12 1.25 1.95 1.95	% % % %	September 30

International Portfolio	Advisor Class A Class B Class C	1.18 1.41 2.11 2.11	% % % %	September 30

Emerging Markets Portfolio	Advisor	1.51%		September 30

U.S. Government Short Duration Portfolio	Advisor	0.73%		September 30

Short Duration Plus Portfolio	Advisor Class A Class B Class C	0.65 0.98 1.68 1.68	% % % %	September 30

Intermediate Duration Portfolio	Advisor	0.57%		September 30

Short Duration California Municipal Portfolio	Advisor	0.70%		September 30

Short Duration Diversified Municipal Portfolio	Advisor	0.63%		September 30

Short Duration New York Municipal Portfolio	Advisor	0.67%		September 30

California Municipal Portfolio	Advisor Class A Class B Class C	0.62 0.91 1.61 1.61	% % % %	September 30

Diversified Municipal Portfolio	Advisor Class A Class B Class C	0.57 0.83 1.53 1.53	% % % %	September 30

New York Municipal Portfolio	Advisor Class A Class B Class C	0.61 0.91 1.62 1.61	% % % %	September 30

4	Annualized.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	49

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and the legal and reputation risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolios.5 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the

5	The adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiable vary based upon each client relationship.

50	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

AllianceBernstein Institutional fee schedule been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2008 net assets.

Portfolio	Net Assets 09/30/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	$6,043.5	International Style Blend 80 bp on 1st $25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.405%	0.845%

International Portfolio	$2,841.3	International Style Blend 80 bp on 1st $25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.410%	0.876%

Emerging Markets Portfolio	$1,953.6	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.805%	1.114%

U.S. Government Short Duration Portfolio[6]	$115.4	Low Duration 45 bp on 1st $30 million 18 bp on the balance Minimum account size: $25m	0.250%	0.450%

Short Duration Plus Portfolio	$425.9	Low Duration 45 bp on 1st $30 million 18 bp on the balance Minimum account size: $25m	0.199%	0.450%

Intermediate Duration Portfolio	$4,892.8	U.S. Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.202%	0.441%

Short Duration California Municipal Portfolio	$141.4	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.200%	0.450%

6	The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and Agency securities.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	51

Portfolio	Net Assets 09/30/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Short Duration Diversified Municipal Portfolio	$330.8	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.165%	0.450%

Short Duration New York Municipal Portfolio	$162.5	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.193%	0.450%

California Municipal Portfolio	$1,419.2	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.194%	0.485%

Diversified Municipal Portfolio	$5,163.4	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.437%

New York Municipal Portfolio	$1,889.2	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.192%	0.476%

With respect to International Portfolio, the Senior Officer compared the difference between the advisory fee charged to the Portfolio and the fee charged to the corresponding institutional account (herein referred to as the “spread”) and the spreads of the Portfolio’s group of Lipper peers. 7 The result of that comparison was discussed with the Board of Directors.

7	Group peers selected by Lipper from the 2007 Lipper 15(c) Report.

52	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory schedule of these funds, implemented in January 2004, as a result of the AoD between the NYAG and the Adviser, contemplates eight categories with almost all of the AllianceBernstein Mutual Funds in each category having the same fee schedule. In addition to the fee schedules of certain of those categories applicable to the Portfolios, set forth below are what would have been the effective advisory fees of the Portfolios had the AMBF fee schedules been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2008 net assets.

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.683%	0.845%

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.738%	0.876%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.114%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Intermediate Duration Portfolio[8]	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.476%	0.441%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

8	The Adviser also manages Sanford C. Bernstein Fund II—Intermediate Duration Institutional Portfolio (“SCB II”), an open-end mutual fund that has a somewhat similar investment style as the Portfolio. SCB II is charged by the Adviser an advisory fee rate 0.50% on the first $1 billion and 0.45% thereafter. SCB II has an expense cap of 0.45%, which effectively reduces the advisory fee.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	53

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.485%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.423%	0.437%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.476%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg fund that has a somewhat similar investment style as the Emerging Markets Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[9]
Emerging Markets Portfolio	Emerging Markets Value Class A	1.70%
	Class I (Institutional)	0.90%

The Alliance Bernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

Portfolio	ITM Mutual Fund	ITM Fee
Emerging Markets Portfolio	Emerging Markets Growth Equity Fund F10 Emerging Markets Stock A/B Bernstein Emerging Markets Growth Stock F/FB10	0.80% 0.90% 0.80%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment

9	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

10	The ITM fund is privately placed or institutional.

54	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

style as certain of the portfolios. Also shown are what would have been the effective advisory fees of the Portfolios had the fee schedule of the sub-advisory relationships been applicable to the Portfolios and the Portfolios’ advisory fees based on September 30, 2008 net assets:

Portfolio		Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	Client #1	0.60% on first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter	0.458%	0.845%

	Client #2	0.80% on first $25 million 0.65% on next $25 million 0.55% on next $50 million 0.45% on next $100 million 0.40% thereafter	0.405%	0.845%

International Portfolio	Client #3	0.60% on first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter	0.523%	0.876%

	Client #4	0.80% on first $25 million 0.65% on next $25 million 0.55% on next $50 million 0.45% on next $100 million 0.40% thereafter	0.410%	0.876%

Emerging Markets Portfolio	Client #5[11]	1.00% on first $25 million 0.90% on first $25 million 0.75% thereafter	0.774%	1.114%

	Client #6	0.75% on first $50 million 0.55% on next $50 million 0.50% on next $300 million 0.45% thereafter	0.468%	1.114%

	Client #7	0.425%	0.425%	1.114%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations. Finally, while it appears that

11	The fee schedule is applicable to the client account if assets are at least $65 million. If assets are less than $65 million, the fee charged to the client is 0.90%.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	55

certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such discounted fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to manage investment company assets.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included each Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)12 at the approximate current asset level of the subject Portfolio.13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs of the Portfolios had an insufficient number of comparable peers, in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded the Portfolios’ EGs to include peers with a different load type,14 and for certain Portfolios, a similar but not the same Lipper investment classification/objective. However, because Lipper had expanded the Portfolios’ EGs, under Lipper’s standard

12	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

13	The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

14	The EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end load and no-load. It should be noted that the expansion of the Portfolios’ EUs was not requested by the Adviser or the Senior Officer. They requested that only the EGs be expanded.

56	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

guidelines, the Portfolios’ Lipper Expense Universes (“EU”)15 were also expanded to include the universes of peers that had a similar but not the same Lipper investment objective/classification and load type.

Portfolio	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	EG Rank
Tax-Managed International Portfolio[16]	0.820	0.820	8/15
International Portfolio[16]	0.870	0.825	9/14
Emerging Markets Portfolio	1.080	1.171	5/15
U.S. Government Short Duration Portfolio	0.450	0.495	4/16
Short Duration Plus Portfolio	0.450	0.465	7/19
Intermediate Duration Portfolio	0.436	0.442	7/14
Short Duration California Municipal Portfolio[16]	0.450	0.565	2/9
Short Duration Diversified Municipal Portfolio	0.450	0.478	6/15
Short Duration New York Municipal Portfolio[16]	0.450	0.554	2/9
California Municipal Portfolio[16]	0.484	0.573	5/16
Diversified Municipal Portfolio[16]	0.436	0.433	7/12
New York Municipal Portfolio[16]	0.476	0.561	5/16

Set forth below is a comparison of the Portfolios’ total expense ratios and the medians of their EGs and EUs. The Portfolios’ rankings are also shown. Pro-forma total expense ratios are also shown for U.S. Government Short Duration Portfolios and Short Duration Plus Portfolio (in bold and italicized):17

Portfolio	Expense Ratio (%)[18]	Lipper Exp. Group Median (%)	EG Rank	Lipper Exp. Universe Median (%)	EU Rank
Tax-Managed International Portfolio[19]	1.119	1.161	6/15	1.251	94/314

International Portfolio[19]	1.185	1.159	8/14	1.251	122/314

Emerging Markets Portfolio	1.528	1.601	5/15	1.601	59/137

15	Lipper describes an EU as a broader group consisting of all funds in the same investment classification/objective with a similar load type as the subject Portfolio. A “normal” EU will include funds that have the same investment objective/classification as the subject fund. Except for asset size comparability, Lipper uses the same criteria for selecting EG peers when selecting EU peers. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16	The Portfolio’s EG was expanded with respect to investment classification/objective by Lipper a the request of the Senior Officer and the Adviser.

17	Pro-forma shows what the total expense ratio of a Portfolio would have been had changes to the Portfolio’s advisory fee schedule been applicable to the Portfolio for the full fiscal year.

18	Except for pro-forma total expense ratios, the expense ratios are for the most recently completed fiscal year Advisor Class.

19	The Portfolio’s EU was expanded with respect to investment classification/objective by Lipper under standard Lipper guidelines.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	57

Portfolio	Expense Ratio (%)[18]	Lipper Exp. Group Median (%)	EG Rank	Lipper Exp. Universe Median (%)	EU Rank
U.S. Government Short Duration Portfolio	0.774	0.769	9/16	0.730	29/50
Pro-forma	0.724	0.769	5/16	0.730	25/50

Short Duration Plus Portfolio	0.652	0.741	5/19	0.719	49/116
Pro-forma	0.622	0.741	3/19	0.719	40/116

Intermediate Duration Portfolio	0.578	0.711	1/14	0.742	74/270

Short Duration California Municipal Portfolio[19]	0.728	0.750	4/9	0.714	11/19

Short Duration Diversified Municipal Portfolio	0.657	0.603	9/15	0.586	24/37

Short Duration New York Municipal Portfolio[19]	0.691	0.750	3/9	0.714	8/19

California Municipal Portfolio[19]	0.621	0.744	5/16	0.751	24/120

Diversified Municipal Portfolio[19]	0.578	0.588	6/12	0.650	36/114

New York Municipal Portfolio[19]	0.612	0.744	5/16	0.751	23/120

Based on this analysis, nine of the twelve Portfolios have a lower contractual management fee than each of their respective EG medians. Tax-Managed International Portfolio has a contractual management fee equal to the Portfolio’s EG median. International Portfolio and Diversified Municipal Portfolio have a slightly higher contractual management fee than each of their respective EG medians. Ten of the twelve Portfolios have a lower total expense ratio compared to each of their respective EG medians. International Portfolio and Short Duration Diversified Portfolio have a higher total expense ratio compared to their respective EG medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s

18	Except for pro-forma total expense ratios, the expense ratios are for the most recently completed fiscal year Advisor Class.

19	The Portfolio’s EU was expanded with respect to investment classification/objective by Lipper under standard Lipper guidelines.

58	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s finance areas provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. The Adviser’s profitability, when including administrating and servicing fees (A&S), increased for the Equity Portfolios during calendar year 2007, relative to 2006. However, the Adviser reported that net assets of the Portfolios are down significantly in 2008. As a result, 2007 profitability may not be representative of the current state of affairs.

The Portfolios have a Shareholder Servicing Agreement with the Adviser where the Adviser pays expenses it incurs in providing shareholder servicing to the Portfolios. Under the Shareholder Servicing Agreement, except for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio (the “Equity Portfolios”), which pays 0.25%, the remaining Portfolios, which are primarily invested in fixed income securities (the “Fixed Income Portfolios”), pay 0.10% of the Portfolios’ daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement in the Portfolios’ most recently completed fiscal year:

Portfolio	Shareholder Serving Agreement Fee
Tax-Managed International Portfolio	$21,428,663
International Portfolio	$9,731,511
Emerging Markets Portfolio	$6,651,437
U.S. Government Short Duration Portfolio	$83,785
Short Duration Plus Portfolio	$355,957
Intermediate Duration Portfolio	$4,592,670
Short Duration California Municipal Portfolio	$77,929
Short Duration Diversified Municipal Portfolio	$219,160
Short Duration New York Municipal Portfolio	$106,936
California Municipal Portfolio	$1,294,527
Diversified Municipal Portfolio	$4,174,406
New York Municipal Portfolio	$1,608,192

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	59

the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

Certain of the Portfolios have retail class shares. Except for Short Duration Plus Portfolio, the retail classes make up a relatively small percentage of each of those Portfolios’ total net assets:

	Retail Classes Net Assets 09/30/08 ($MM)
Portfolio	Class A	Class B	Class C	Total Retail	Retail Classes Net Assets as a % of Total Net Assets
Tax-Managed International Portfolio	$ 9.1	$0.4	$2.6	$12.1	0.20%
International Portfolio	$ 32.8	$2.8	$16.1	$51.6	1.82%
Short Duration Plus Portfolio	$ 32.8	$9.1	$15.9	$57.8	13.58%
California Municipal Portfolio	$ 29.5	$6.7	$17.4	$53.6	3.78%
Diversified Municipal Portfolio	$ 45.7	$12.6	$32.6	$90.8	1.76%
New York Municipal Portfolio	$ 37.9	$12.6	$17.6	$68.2	3.61%
AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2007, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $24 million for distribution services and educational support (revenue sharing payments). For 2008, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $28 million.

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the Portfolios’ most recently completed fiscal year:

Portfolio	Amount Received
Tax-Managed International Portfolio	$1,978
International Portfolio	$8,790
Short Duration Plus Portfolio	$1,269
California Municipal Portfolio	$117
Diversified Municipal Portfolio	$2,390
New York Municipal Portfolio	$1,023

60	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the Portfolios’ most recently completed fiscal year:

Portfolio	12b-1 Fee Received	CDSC Received
Tax-Managed International Portfolio	$1,978	$2,571
International Portfolio	$8,790	$13,005
Short Duration Plus Portfolio	$1,269	$25,736
California Municipal Portfolio	$117	$2,538
Diversified Municipal Portfolio	$2,390	$11,897
New York Municipal Portfolio	$1,023	$11,629

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent of the retail classes of the Portfolios, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2007 in comparison to 2006. During the Portfolios’ most recently completed fiscal year, ABIS received the following net fees from the retail classes of the Portfolios:20

Portfolio	ABIS Fee	Expense Offset
Tax-Managed International Portfolio[21]	$3,219	$269
International Portfolio	$33,671	$3,263
Short Duration Plus Portfolio	$34,190	$3,832
California Municipal Portfolio	$18,000	$533
Diversified Municipal Portfolio	$26,767	$1,970
New York Municipal Portfolio	$18,493	$1,463

Certain of the Portfolios effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with these Portfolios is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolios. These credits and charges are not being passed onto to any SCB client.

20	The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account.

21	With respect to Tax-Managed International Portfolio, ABIS voluntarily agreed to waive a portion of its fees in the amount of $14,781.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	61

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,22 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli23 study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with higher levels of assets and funds from larger family sizes compared to funds with smaller asset levels and funds from smaller family sizes, which according to the independent consultant is indicative of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds reached higher levels of assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $675 billion as of August 31, 2008, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios24 relative to the medians of

22	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

23	The Deli study was originally published in 2002 based on 1997 data.

24	The gross performance returns are for the Advisor class shares of the Portfolios and were provided by Lipper.

62	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

the Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)25 for the periods ended June 30, 2008.26 Also shown are the gross performance rankings of the Portfolios.

Tax-Managed International Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-12.57	-7.94	-8.47	10/11	228/273
3 year	12.69	13.53	14.73	6/10	146/186
5 year	15.30	16.87	17.12	7/9	112/133
10 year	7.90	7.70	7.40	3/6	25/68

International Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-11.50	-9.22	-8.56	8/10	216/274
3 year	13.24	14.38	14.65	7/10	124/187
5 year	15.78	17.29	17.11	7/9	106/134

Emerging Markets Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	3.61	3.61	5.30	8/15	128/201
3 year	26.70	28.74	28.08	11/15	96/141
5 year	34.48	32.58	31.98	2/15	9/120
10 year	21.43	16.68	16.74	2/12	10/70

U.S. Government Short Duration Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	6.07	6.76	6.59	11/16	41/65
3 year	4.49	4.82	4.84	14/16	50/61
5 year	3.35	3.50	3.55	13/15	49/56
10 year	4.85	4.89	4.91	8/12	25/42

Short Duration Plus Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	0.52	4.31	3.92	18/19	138/184
3 year	2.94	4.40	4.12	17/19	115/153
5 year	2.56	3.39	3.28	17/19	87/114
10 year	4.49	4.65	4.89	8/12	50/68

25	The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU. In addition, the Portfolios’ PGs/PUs only include funds of the same Lipper investment objective/classification as the Portfolios, in contrast to certain of their EGs/EUs, which may include funds of similar but not the same investment objective/classification.

26	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	63

Intermediate Duration Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	5.09	3.36	5.23	3/14	213/406
3 year	4.00	3.28	3.96	4/14	157/331
5 year	4.09	3.73	3.99	5/13	116/274
10 year	5.44	5.66	5.70	7/10	104/146

Short Duration California Municipal Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	4.78	4.32	3.97	1/5	3/14
3 year	3.58	3.41	3.35	2/5	3/9
5 year	2.86	3.05	3.20	4/4	6/6
10 year	3.57	4.22	4.24	3/3	5/5

Short Duration Diversified Municipal Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	4.73	4.69	4.49	6/15	12/43
3 year	3.67	3.49	3.54	1/15	8/40
5 year	2.98	2.86	2.86	2/11	10/34
10 year	3.79	3.79	3.82	5/9	11/18

Short Duration New York Municipal Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	4.71	4.71	4.69	3/5	5/11
3 year	3.61	3.39	3.30	1/4	2/10
5 year	2.98	2.80	2.77	1/4	2/9
10 year	3.65	4.04	4.07	4/4	9/9

California Municipal Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	4.82	4.34	3.98	2/6	6/28
3 year	3.36	3.25	3.13	1/6	3/28
5 year	3.26	3.33	3.16	4/6	10/28
10 year	4.40	4.68	4.69	4/4	16/16

Diversified Municipal Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	5.10	3.74	4.29	1/10	21/109
3 year	3.38	3.09	3.21	2/10	22/95
5 year	3.29	3.30	3.21	6/10	38/84
10 year	4.55	4.66	4.69	5/7	44/60

New York Municipal Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	5.01	5.00	4.99	1/2	7/17
3 year	3.40	3.29	3.18	1/2	6/17
5 year	3.34	3.21	3.30	1/2	6/16
10 year	4.56	4.56	4.80	1/1	11/11

64	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolios (in bold)27 versus their benchmarks.28 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown. 29

	Periods Ending June 30, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Tax-Managed International Portfolio	-13.54	11.42	13.95	6.61	9.40	14.83	0.26	10
MSCI EAFE Index[30]	-10.61	12.84	16.67	5.83	7.99	14.99	0.21	10
Inception Date: June 22, 1992

International Portfolio	-12.54	11.90	14.36	N/A	7.45	11.34	0.96	5
MSCI EAFE Index	-10.61	12.84	16.67	N/A	5.36	11.38	1.13	5
Inception Date: April 30, 1999

Emerging Markets Portfolio	2.04	24.74	32.33	19.43	11.80	19.33	1.38	5
MSCI Emerging Markets Index[31]	4.63	27.14	29.75	15.26	9.61	18.97	1.30	5
Inception Date: December 15, 1995

27	The performance returns and risk measures shown in the table are for the Advisor class shares of the Portfolios and were provided by the Adviser.

28	The Adviser provided Portfolio and benchmark performance return information for the periods through June 30, 2008.

29	Except Lehman Brothers 5 year GO Municipal Bond Index, which the Senior Officer calculated using standard Lipper methodology, portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

30	Benchmark since inception data is from the nearest month end after the Portfolio’s inception date through June 30, 2008.

31	Benchmark since inception data is from the nearest Thursday after the Portfolio’s inception date through June 30, 2008.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	65

	Periods Ending June 30, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
U.S. Government Short Duration Portfolio	5.24	3.68	2.55	4.06	5.24	1.51	0.39	10
Merrill Lynch 1-3 Year Treasury Index[31]	7.30	4.71	3.29	4.66	5.94	1.69	0.66	10
Inception Date: January 3, 1989

Short Duration Plus Portfolio	-0.15	2.27	1.88	3.80	5.27	1.49	0.13	10
Merrill Lynch 1-3 Year Treasury Index[31]	7.30	4.71	3.29	4.66	5.96	1.69	0.66	10
Inception Date: December 12, 1988

Intermediate Duration Portfolio	4.48	3.40	3.47	4.83	6.67	3.16	0.38	10
Lehman Brothers Aggregate Bond Index[31]	7.12	4.08	3.85	5.68	7.36	3.49	0.59	10
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	4.04	2.81	2.07	2.78	3.15	0.97	-0.91	10
Lehman Brothers 1 Year Municipal Bond Index	4.95	3.49	2.58	3.43	3.83	0.95	-0.21	10
Inception Date: October 3, 1994

31	Benchmark since inception data is from the nearest Thursday after the Portfolio’s inception date through June 30, 2008.

66	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

	Periods Ending June 30, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Short Duration Diversified Municipal Portfolio	4.04	2.97	2.28	3.06	3.40	0.96	-0.59	10
Lehman Brothers 1 Year Municipal Bond Index	4.95	3.49	2.58	3.43	3.83	0.95	-0.21	10
Inception Date: October 3, 1994

Short Duration New York Municipal Portfolio	4.02	2.89	2.25	2.89	3.22	0.97	-0.77	10
Lehman Brothers 1 Year Municipal Bond Index	4.95	3.49	2.58	3.43	3.83	0.95	-0.21	10
Inception Date: October 3, 1994

California Municipal Portfolio	4.19	2.72	2.60	3.73	4.90	2.82	0.05	10
Lehman Brothers 5 Year GO Municipal Index[30]	5.91	3.36	2.98	4.47	5.52	2.98	0.34	10
Inception Date: August 6, 1990

Diversified Municipal Portfolio	4.48	2.78	2.68	3.91	5.16	2.77	0.11	10
Lehman Brothers 5 Year GO Municipal Index[30]	5.91	3.36	2.98	4.47	5.63	2.98	0.34	10
Inception Date: January 9, 1989

30	Benchmark since inception data is from the nearest month end after the Portfolio’s inception date through June 30, 2008.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	67

	Periods Ending June 30, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
New York Municipal Portfolio	4.36	2.77	2.70	3.90	5.20	2.87	0.11	10
Lehman Brothers 5 Year GO Municipal Index[30]	5.91	3.36	2.98	4.47	5.63	2.98	0.34	10
Inception Date: January 17, 1989

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 18, 2008

30	Benchmark since inception data is from the nearest month end after the Portfolio’s inception date through June 30, 2008.

68	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small/Mid Cap Growth Portfolio*

Global & International

Global Growth Fund*

Global Thematic Growth Fund*

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National National Portfolio II Arizona California California Portfolio II Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

ACM Managed Dollar Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund. Prior to November 3, 2008, Small/Mid Cap Growth Portfolio was named Small Cap Growth Portfolio, Global Growth Fund was named Global Research Growth Fund, and Global Thematic Growth Fund was named Global Technology Fund. Prior to December 1, 2008, National Portfolio II was named Insured National Portfolio, and California Portfolio II was named Insured California Portfolio.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	69

AllianceBernstein Family of Funds

NOTES

70	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

NOTES

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	71

NOTES

72	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SD-0151-0908

ANNUAL REPORT

AllianceBernstein Intermediate Municipal Portfolios

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

September 30, 2008

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

November 18, 2008

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Intermediate Municipal Portfolios: California, Diversified and New York (the “Portfolios”) for the annual reporting period ended September 30, 2008.

Investment Objectives and Policies

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the Intermediate California Municipal Portfolio, California state taxes and, in the case of the Intermediate Municipal New York Portfolio, New York state and local taxes). Under normal circumstances, each of the Portfolios will invest at least 80% of its total assets in municipal securities (and, in the case of the Intermediate California Municipal and Intermediate New York Municipal Portfolios, municipal securities issued by the State of California or the State of New York, or their political subdivisions, or otherwise exempt from California or New York state income tax, respectively). The Intermediate Diversified Municipal Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state. Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. Each Portfolio seeks to maintain an effective duration between three and one-half to seven years under normal market conditions.

Each Intermediate State Portfolio is non-diversified, meaning it can invest more of its assets in a fewer number of issuers. Each Portfolio also may invest in below-investment grade fixed-income securities; forward commitments; certain types of mortgage-related securities; zero coupon municipal securities, and in variable, floating and inverse floating rate municipal securities; preferred stock; and derivatives, such as options, futures, forwards and swaps.

Investment Results

The tables on pages 6-8 show performance for each Portfolio compared to their national benchmark, the Lehman Brothers (LB) 5-Year General Obligation (GO) Municipal Index, for the six- and 12-month periods ended September 30, 2008. Performance for the Portfolios’ peer groups, as represented by the Lipper California Intermediate Municipal Debt Funds Average, the Lipper Intermediate Municipal Debt Funds Average and the Lipper New York Intermediate Municipal Debt Funds Average (collectively, the “Lipper Averages”), has also been included. Funds in the Lipper Averages have generally similar investment objectives to the Portfolios, although some may have different investment policies and sales and management fees.

All three Portfolios’ Class A shares without sales charges underperformed their benchmarks for the six- and 12-month periods ended September 30, 2008. However, each Portfolio outperformed its Lipper Average for the same periods. (For the

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	1

six-month period, all three Portfolios and Lipper Averages posted negative returns.) The Municipal Bond Investment Team’s (the “Team’s”) two primary strategies over the 12-month period have been to 1) maintain a high average credit quality, and 2) own intermediate bonds and avoid long-term bonds. Because credit spreads widened sharply and the slope of the yield curve steepened dramatically, these strategies were successful versus those of other managers. However, the Team’s maturity selection was not as concentrated as that of the benchmark, which consists entirely of bonds with maturities of more than four years and less than six years. The highly concentrated maturity structure of the benchmark added significantly to its return over the last six- and 12-month periods.

As the 12-month period drew to a close, regulators and policymakers across the globe worked feverishly to address the financial crisis. At the same time, economic growth was beginning to slow dramatically. Historically, tax revenues have been very economically sensitive. And, there were signs that tax revenue growth was slowing quickly across the country. Fortunately, most state and local officials had successfully built up reserves to address the looming budget shortfalls. On average, state budget reserves were at 7.5% of general fund spending to start the fiscal year (July 1 for most states). States also cut spending on average this fiscal year. The average projected increase in states’ budgeted expenses was only 1%—the second lowest increase in 25 years. So far, municipal issuers are prudently readying themselves for difficult times ahead, which should help them weather a significant downturn.

Market Review and Investment Strategy

The crisis in the financial markets continued to intensify as the 12-month period ended September 30, 2008, drew to a close, creating severe dislocations in the municipal market. As investors grew increasingly more risk averse, their appetite for lower-rated and longer-maturity bonds almost vanished. As a result, municipal credit spreads—the extra yield investors demand to move down in credit quality—widened sharply and the slope of the municipal yield curve steepened dramatically over the last six- and 12-month periods.

Concerns about deteriorating municipal credit quality and a weakening economy contributed to investors’ sense of unease, but news that the Reserve Primary Fund, a large “prime” money market fund, had “broken the buck” ignited a wave of fear across financial markets. In the ensuing panic, investors started to worry that other such funds would suffer the same fate. Yields of municipal cash-equivalent securities spiked from around 2.5% to 9% as buyers flocked to the safety of Treasury bills—causing three-month T-bill yields to drop to a rate of virtually zero. As a result of this turmoil, municipal bond portfolios generally had low to negative returns in this environment.

The Portfolios may purchase municipal securities that are insured under

2	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

policies issued by certain insurance companies. When issued, insured municipal securities typically receive a higher credit rating which means that the issuer of the securities pays a lower interest rate. In purchasing insured securities, the Team gives consideration to both the insurer and to the credit quality of the underlying issuer. The purpose of insurance is to reduce the credit risk of a particular municipal security by supplementing the creditworthiness of the underlying issuer and providing additional security for payment of the principal and interest. Certain of the insurance companies that insure municipal securities insure other types of securities, including some involving subprime mortgages. The credit quality of many subprime mortgage securities has declined and some bond insurers’ risk of having to make payments to holders of subprime mortgage securities has increased. Because of this risk, the credit ratings of some insurance companies have been downgraded, and may be further downgraded; it is possible that certain insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolios will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For a free copy of the Portfolios’ prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) 5-Year General Obligation Municipal Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market with maturities ranging from four to six years. For both the six- and 12-month periods ended September 30, 2008, the Lipper California Intermediate Municipal Debt Funds Average consisted of 42 funds. For the six- and 12-month periods ended September 30, 2008, the Lipper Intermediate Municipal Debt Funds Average consisted of 167 and 163 funds, respectively. For both the six- and 12-month periods ended September 30, 2008, the Lipper New York Intermediate Municipal Debt Funds Average consisted of 28 funds. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Price fluctuations in the Portfolios’ securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolios to decline. Municipal income securities may realize gains; therefore, shareholders will incur a tax liability from time to time. Income may be subject to the alternative minimum tax (and/or state and local taxes in the case of the Intermediate California Municipal Portfolio and Intermediate New York Municipal Portfolio). A municipal security could be downgraded or its issuer could default in payment of principal or interest. If applicable, for bonds that are issued at higher interest rates, the issuer may exercise its right to recall some or all of the outstanding bonds to investors prior to their maturity. Individual state municipal Portfolios are non-diversified and subject to geographic risk including greater risk of

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

adverse economic conditions and regulatory changes based on their narrow investment objectives. The Portfolios can invest up to 20% of their assets in non-investment-rated bonds, which are subject to greater risk of loss of principal and interest, as well as the possibility of greater market risk, than higher-rated bonds. While the Portfolios invest principally in bonds and other fixed-income securities, in order to achieve their investment objectives, the Portfolios may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolios’ prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	5

Historical Performance

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2008	Returns
	6 Months	12 Months
AllianceBernstein Intermediate California Municipal Portfolio
Class A	-0.71%	1.55%

Class B	-1.05%	0.92%

Class C	-1.05%	0.84%

LB 5-Year General Obligation Municipal Index	0.09%	3.94%

Lipper California Intermediate Municipal Debt Funds Average	-2.00%	-1.17%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 2/1/02* TO 9/30/08

*Since inception of the Portfolio’s Class A shares on 2/1/02.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Intermediate California Municipal Portfolio Class A shares (from 2/1/02* to 9/30/08) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2008	Returns
	6 Months	12 Months
AllianceBernstein Intermediate Diversified Municipal Portfolio
Class A	-0.93%	1.70%

Class B	-1.20%	1.08%

Class C	-1.28%	1.00%

LB 5-Year General Obligation Municipal Index	0.09%	3.94%

Lipper Intermediate Municipal Debt Funds Average	-2.09%	-0.77%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 2/1/02* TO 9/30/08

*Since inception of the Portfolio’s Class A shares on 2/1/02.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Intermediate Diversified Municipal Portfolio Class A shares (from 2/1/02* to 9/30/08) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	7

Historical Performance

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2008	Returns
	6 Months	12 Months
AllianceBernstein Intermediate New York Municipal Portfolio
Class A	-0.92%	1.43%

Class B	-1.19%	0.80%

Class C	-1.27%	0.72%

LB 5-Year General Obligation Municipal Index	0.09%	3.94%

Lipper New York Intermediate Municipal Debt Funds Average	-1.87%	-0.53%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 2/1/02* TO 9/30/08

*Since inception of the Portfolio’s Class A shares on 2/1/02.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Intermediate New York Municipal Portfolio Class A shares (from 2/1/02* to 9/30/08) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2008
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***

Class A Shares			2.79%	4.79%
1 Year	1.55%	-2.77%
5 Years	2.27%	1.38%
Since Inception*	2.73%	2.07%

Class B Shares			2.20%	3.77%
1 Year	0.92%	-2.03%
5 Years	1.57%	1.57%
Since Inception*	2.09%	2.09%

Class C Shares			2.20%	3.77%
1 Year	0.84%	-0.14%
5 Years	1.56%	1.56%
Since Inception*	2.02%	2.02%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2008)
				SEC Returns

Class A Shares
1 Year				-2.77%
5 Years				1.38%
Since Inception*				2.07%

Class B Shares
1 Year				-2.03%
5 Years				1.57%
Since Inception*				2.09%

Class C Shares
1 Year				-0.14%
5 Years				1.56%
Since Inception*				2.02%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.92%, 1.62% and 1.62% for Class A, Class B and Class C, respectively.

*	Inception Date: 2/1/02 for Class A, Class B and Class C shares.

**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2008.

***	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	9

Historical Performance

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2008
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***

Class A Shares			2.74%	4.22%
1 Year	1.70%	-2.61%
5 Years	2.23%	1.35%
Since Inception*	2.91%	2.25%

Class B Shares			2.15%	3.31%
1 Year	1.08%	-1.88%
5 Years	1.54%	1.54%
Since Inception*	2.27%	2.27%

Class C Shares			2.15%	3.31%
1 Year	1.00%	0.02%
5 Years	1.53%	1.53%
Since Inception*	2.20%	2.20%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2008)
				SEC Returns

Class A Shares
1 Year				-2.61%
5 Years				1.35%
Since Inception*				2.25%

Class B Shares
1 Year				-1.88%
5 Years				1.54%
Since Inception*				2.27%

Class C Shares
1 Year				0.02%
5 Years				1.53%
Since Inception*				2.20%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.88%, 1.58% and 1.58% for Class A, Class B and Class C, respectively.

*	Inception Date: 2/1/02 for Class A, Class B and Class C shares.

**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2008.

***	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2008
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***

Class A Shares			2.73%	4.51%
1 Year	1.43%	-2.86%
5 Years	2.23%	1.35%
Since Inception*	2.96%	2.29%

Class B Shares			2.14%	3.53%
1 Year	0.80%	-2.15%
5 Years	1.54%	1.54%
Since Inception*	2.29%	2.29%

Class C Shares			2.14%	3.53%
1 Year	0.72%	-0.26%
5 Years	1.53%	1.53%
Since Inception*	2.24%	2.24%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2008)
				SEC Returns

Class A Shares
1 Year				-2.86%
5 Years				1.35%
Since Inception*				2.29%

Class B Shares
1 Year				-2.15%
5 Years				1.54%
Since Inception*				2.29%

Class C Shares
1 Year				-0.26%
5 Years				1.53%
Since Inception*				2.24%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.90%, 1.60% and 1.60% for Class A, Class B and Class C, respectively.

*	Inception Date: 2/1/02 for Class A, Class B and Class C shares.

**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2008.

***	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on pages 4-5.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	11

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Intermediate California Municipal

	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During Period*
Class A
Actual	$1,000	$992.90	$4.43
Hypothetical (5% return before expenses)	$1,000	$1,020.55	$4.50
Class B
Actual	$1,000	$989.53	$7.91
Hypothetical (5% return before expenses)	$1,000	$1,017.05	$8.02
Class C
Actual	$1,000	$989.49	$7.91
Hypothetical (5% return before expenses)	$1,000	$1,017.05	$8.02

(Fund expenses continued on next page)

12	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Fund Expenses

FUND EXPENSES

(continued from previous page)

Intermediate Diversified Municipal

	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During Period*
Class A
Actual	$1,000	$990.65	$4.08
Hypothetical (5% return before expenses)	$1,000	$1,020.90	$4.14
Class B
Actual	$1,000	$987.96	$7.55
Hypothetical (5% return before expenses)	$1,000	$1,017.40	$7.67
Class C
Actual	$1,000	$987.24	$7.55
Hypothetical (5% return before expenses)	$1,000	$1,017.40	$7.67

Intermediate New York Municipal

	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During Period*
Class A
Actual	$1,000	$990.78	$4.33
Hypothetical (5% return before expenses)	$1,000	$1,020.65	$4.39
Class B
Actual	$1,000	$988.11	$7.80
Hypothetical (5% return before expenses)	$1,000	$1,017.15	$7.92
Class C
Actual	$1,000	$987.34	$7.80
Hypothetical (5% return before expenses)	$1,000	$1,017.15	$7.92
*	Expenses are equal to each Class’ annualized expense ratio, shown in the table below, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

	Annualized Expense Ratio
	Class A	Class B	Class C
Intermediate California Municipal	0.89%	1.59%	1.59%
Intermediate Diversified Municipal	0.82%	1.52%	1.52%
Intermediate New York Municipal	0.87%	1.57%	1.57%

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	13

Fund Expenses

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

September 30, 2008

PORTFOLIO STATISTICS

Net Assets ($mil): $1,417.3

*	All data are as of September 30, 2008. The Portfolio’s state and bond quality rating breakdowns are expressed as a percentage of the Portfolio’s total investments and may vary over time. The bond quality ratings are determined by Standard & Poor’s Rating Services and Moody’s Investors Service. If ratings are not available, the Fund’s Adviser will assign ratings that are considered to be of equivalent quality to such ratings.

14	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio Summary

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

September 30, 2008

PORTFOLIO STATISTICS

Net Assets ($mil): $5,156.4

*	All data are as of September 30, 2008. The Portfolio’s state and bond quality rating breakdowns are expressed as a percentage of the Portfolio’s total investments and may vary over time. The bond quality ratings are determined by Standard & Poor’s Rating Services and Moody’s Investors Service. If ratings are not available, the Fund’s Adviser will assign ratings that are considered to be of equivalent quality to such ratings.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	15

Portfolio Summary

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

September 30, 2008

PORTFOLIO STATISTICS

Net Assets ($mil): $1,885.2

*	All data are as of September 30, 2008. The Portfolio’s state and bond quality rating breakdowns are expressed as a percentage of the Portfolio’s total investments and may vary over time. The bond quality ratings are determined by Standard & Poor’s Rating Services and Moody’s Investors Service. If ratings are not available, the Fund’s Adviser will assign ratings that are considered to be of equivalent quality to such ratings.

16	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio Summary

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2008

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.0%
Long-Term Municipal Bonds – 97.1%
California – 79.9%
Anaheim Union High Sch Dist FSA Series A 5.375%, 8/01/19	$5,035	$5,454,667
Antelope Valley Union High Sch Dist MBIA Series A 5.375%, 8/01/19	1,000	1,031,830
Antioch Pub Fin Auth (Muni Fac Proj) MBIA Series B 5.50%, 1/01/16	2,380	2,448,520
Azusa Uni Sch Dist FSA 5.00%, 7/01/24	2,320	2,321,392
Bay Area Infra Fin Auth FGIC 5.00%, 8/01/17	32,350	33,047,789
Bay Area Toll Auth Toll Brdg Rev 5.00%, 4/01/16-4/01/19	24,810	25,663,019
Bay Area Toll Auth Toll Brdg Rev (San Francisco Bay Area) Series F 5.00%, 4/01/12	2,910	3,072,000
California 5.00%, 4/01/11-2/01/33	67,550	71,316,086
5.25%, 2/01/11-10/01/20	37,640	39,661,377
AMBAC 5.00%, 11/01/16	5,315	5,652,237
6.00%, 2/01/17	5,470	6,074,326
FSA 5.00%, 8/01/16	1,825	1,927,419
FSA-CR 5.00%, 5/01/12	1,040	1,100,622
MBIA 5.00%, 7/01/15-8/01/24	16,275	17,026,969
5.25%, 7/01/13	16,245	17,440,145
California (Prerefunded) 5.25%, 9/01/18-9/01/20	3,965	4,136,103
California (Various Purposes) 5.00%, 3/01/12-3/01/14	25,940	27,354,755
California Dept of Transp (Fed Hwy GAB) FGIC Series A 5.00%, 2/01/12-2/01/14	33,625	35,715,560

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	17

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Econ Rec FGIC Series A 5.25%, 1/01/11	$12,320	$12,930,456
MBIA Series A 5.00%, 7/01/12	2,980	3,151,529
Series A 5.25%, 1/01/11-7/01/12	24,875	26,197,283
California Ed Fac Auth Rev (Pomona Coll) Series A 5.00%, 1/01/18	5,970	6,341,812
California Hlth Fac Fin Auth (Catholic Hlthcare West) Series I 5.125%, 7/01/22	3,790	3,612,590
California Hlth Fac Fin Auth (Stanford Hosp) Series A-3 3.45%, 11/15/40(a)	2,705	2,720,175
California Infra & Econ Dev Bank (Pacific Gas & Elec Co.) 3.75%, 11/01/26(a)	8,670	8,670,000
AMBAC 5.00%, 10/01/15	1,030	1,072,426
California Pollution Ctl Fin Auth (USA Waste Svcs Inc. Proj) 4.00%, 6/01/18(a)	1,000	993,930
4.50%, 6/01/18(a)	2,500	2,484,875
California Pub Wks Brd (Dept Corections St Prisons) AMBAC Series A 5.00%, 12/01/19	2,630	2,606,120
California Pub Wrks Brd (California St Univ) FGIC 5.00%, 10/01/14	3,740	3,951,871
California Rural Home MFA SFMR (Mtg-Backed Securities Program) GNMA/FNMA Series A 6.55%, 6/01/30(a)	210	209,975
California Spl Dist Assoc Fin Corp. FSA Series Z 5.50%, 8/01/17	1,000	1,064,830
California St Dept of Wtr Res FGIC 5.25%, 12/01/18	5,000	5,207,912

18	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

MBIA 5.00%, 12/01/16	$7,400	$7,822,580
California St Dept of Wtr Res (Prerefunded) FSA Series W 5.25%, 12/01/22	260	276,858
California St Dept of Wtr Res (Pwr Sup Rev) 5.00%, 5/01/17-5/01/18	24,410	25,361,967
6.00%, 5/01/13-5/01/15	3,760	4,120,819
AMBAC Series A 5.50%, 5/01/13	6,075	6,555,047
FGIC Series A 5.00%, 11/01/24	1,570	1,506,274
FSA 5.00%, 5/01/17	21,050	22,205,224
California St Pub Wks Brd FGIC 5.00%, 9/01/16	1,505	1,594,623
California St Univ (Ref Systemwide) AMBAC Series B 5.00%, 11/01/14	3,575	3,819,780
California Statewide CDA (Kaiser Permanente) Series E 3.875%, 4/01/32(a)	3,270	3,296,258
California Statewide CDA (Los Angeles Jewish House for the Aging) 4.50%, 11/15/13	1,025	1,031,119
California Statewide CDA (Redlands Comnty Hosp) RADIAN Series A 5.00%, 4/01/12-4/01/13	3,485	3,569,889
California Statewide CDA (Ref-Southern Calif Ed Co) XLCA Series B 4.10%, 4/01/28(a)	14,055	13,585,141
California Statewide CDA (Uni Hlth America) AMBAC 5.60%, 10/01/11	41,400	43,027,848
Chaffey Comnty Coll Dist (Election of 2002) MBIA Series B 5.00%, 6/01/25	1,440	1,383,250

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	19

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Chula Vista CFD Spl Tax (No. 06-1 Eastlake Woods Area) Series A 4.60%, 9/01/09	$680	$684,196
Compton Comnty Redev Agy (Ref Tax Alloc Redev Proj) AMBAC Series A 5.00%, 8/01/11	3,395	3,558,809
Cotati-Rohnert Park Uni Sch Dist (Ref Crossover) FGIC 5.00%, 8/01/20	2,020	2,016,283
Culver City Redev Agy (Tax Alloc Redev Proj) MBIA 5.50%, 11/01/18	1,000	1,043,140
MBIA Series A 5.50%, 11/01/17	1,270	1,327,963
Culver City Redev Fin Auth (Tax Alloc Redev Proj) AMBAC 5.50%, 11/01/14	1,195	1,227,253
Dinuba Redev Agy 4.40%, 10/01/11	3,350	3,282,900
Fremont Pub Fin Auth Series A 3.75%, 9/02/11	1,755	1,696,558
Gateway Uni Sch Dist MBIA Series A 5.00%, 8/01/24	1,230	1,206,199
Gilroy Uni Sch Dist FGIC 5.25%, 8/01/20	1,900	1,926,524
Golden St Tobacco Securitization Corp. (Enhanced Asset Bkd) 5.625%, 6/01/38	16,715	17,895,246
6.25%, 6/01/33	24,545	26,387,839
6.75%, 6/01/39	12,205	13,646,044
AMBAC Series A 5.00%, 6/01/20	10,970	10,485,565
AMBAC Series B 5.00%, 6/01/38	3,450	3,602,662
Golden St Tobacco Securitization Corp. (Enhanced Asset Bkd) Prerefunded Series B 5.50%, 6/01/43	29,240	31,150,542

20	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Grossmont-Cuyamaca Comnty Coll Dist ASSURED GTY 5.25%, 8/01/17	$1,150	$1,248,831
Imperial Irrigation Dist (Elec Sys Rev) MBIA 5.00%, 11/01/18	1,500	1,517,580
Kern High Sch Dist 7.10%, 8/01/11	1,000	1,115,200
MBIA Series A 6.30%, 2/01/11	1,000	1,073,210
Lincoln Spl Tax (CFD No 2003-1) 5.35%, 9/01/16	705	773,568
5.90%, 9/01/24	1,100	1,234,035
Loma Linda Hosp Rev (Loma Lind Univ Med Ctr) Series A 5.00%, 12/01/13-12/01/14	7,505	7,495,005
Long Beach Bond Fin Auth Lease Rev (Civic Ctl Proj) MBIA Series A 5.00%, 10/01/17	3,130	3,165,838
Long Beach Bond Fin Auth Lease Rev (Pub Safety Fac Proj) AMBAC 5.25%, 11/01/19-11/01/22	3,765	3,648,550
Los Angeles MBIA Series A 5.00%, 9/01/16	3,240	3,390,401
Los Angeles Cnty COP (Antelope Valley Courthouse) AMBAC Series A 5.75%, 11/01/19	2,815	2,999,636
Los Angeles Cnty Metro Transp Auth (Cap Grant Rcpts Gold Line Proj) FGIC Series A 5.00%, 10/01/10-10/01/12	16,505	16,894,411
Los Angeles Cnty Metro Transp Auth (Proposition A First Tier Senior) AMBAC Series A 5.00%, 7/01/14-7/01/15	6,925	7,400,759
Los Angeles Cnty Metro Transp Auth (Proposition C First Tier Senior) FSA Series A 5.00%, 7/01/14-7/01/15	10,075	10,794,542

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	21

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Los Angeles Cnty Pub Wks Fin Auth MBIA Series A 5.00%, 10/01/10-10/01/15	$26,125	$27,666,843
Los Angeles Cnty Pub Wks Fin Auth Lease Rev FGIC Series A 5.00%, 9/01/12-9/01/13	20,480	21,091,611
Los Angeles Cnty Pub Wks Fin Auth Lease Rev (Master Ref Proj) MBIA Series A 5.00%, 12/01/11	3,580	3,778,762
Los Angeles Comnty Redev Agy (Tax Alloc Sub Lien Bunker Hill) Series L 3.50%, 3/01/09	1,335	1,334,826
Los Angeles Dept of Arpt Rev Series A 5.00%, 5/15/13	4,000	4,090,720
5.50%, 5/15/14-5/15/17	14,490	14,843,269
Los Angeles Dept of Wtr & Pwr (Pwr Sys ) FSA Series A 5.25%, 7/01/18	2,040	2,099,099
MBIA Series A 5.375%, 7/01/18	5,000	5,175,400
MBIA Series B 5.00%, 7/01/12	2,260	2,395,803
Los Angeles Sanitation Equipment Charge FSA Series A 5.25%, 2/01/19-2/01/20	8,355	8,515,036
Los Angeles Uni Sch Dist AMBAC Series 2004G 5.00%, 7/01/13	3,260	3,474,834
FGIC Series A-1 5.00%, 7/01/20-7/01/22	13,485	13,365,384
FSA Series 1997F 5.00%, 7/01/15	1,200	1,260,312
FSA Series 2004H 5.00%, 7/01/14	1,435	1,541,420
FSA Series A 5.00%, 7/01/22	4,900	5,273,968
5.25%, 7/01/20	1,470	1,598,228
FSA Series B 5.00%, 7/01/16	10,190	10,925,412
MBIA 5.75%, 7/01/15	5,000	5,546,700

22	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

MBIA Series A 5.00%, 7/01/11-1/01/28	$61,500	$66,144,334
5.25%, 7/01/12-7/01/14	10,150	10,835,700
5.50%, 7/01/15	4,630	4,970,536
MBIA Series A-2 5.00%, 7/01/20	11,000	11,080,520
Los Angeles Uni Sch Dist (Election of 2004) AMBAC Series E 5.00%, 7/01/15	3,090	3,301,016
Los Angeles Uni Sch Dist (Election of 2005) AMBAC Series B 5.00%, 7/01/12	2,330	2,470,010
AMBAC Series C 5.00%, 7/01/12	6,030	6,392,343
Los Gatos-Saratoga Joint Union High Sch Dist (Election of 1998) Series B 5.75%, 12/01/20	1,325	1,427,846
Mammoth Uni Sch Dist (Capital Appreciation) MBIA Zero Coupon, 8/01/21	1,100	548,438
Zero Coupon, 8/01/22	1,000	462,190
Metro Wtr Dist of Southern California (Wtrwks Rev) MBIA Series B-3 5.00%, 10/01/18	3,410	3,540,432
Series A 5.75%, 7/01/21	3,660	4,037,026
Monrovia Redev Agy 4.40%, 6/01/12	2,830	2,764,429
Mount San Antonio Comnty Coll Dist (Ref 2001 Election) MBIA Series A 5.00%, 8/01/14	5,610	5,880,065
M-S-R Pub Pwr Agy MBIA 5.00%, 7/01/12-7/01/13	4,715	4,969,300
Northern California Gas Auth No 1 5.00%, 7/01/09	8,735	8,380,010
Northern California Pwr Agy AMBAC Series A 5.80%, 7/01/09	1,815	1,857,054

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	23

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Northern California Pwr Agy (Ref Hydroelec Proj No.1) MBIA Series A 5.00%, 7/01/17	$2,685	$2,714,105
Northern California Pwr Agy ETM AMBAC Series A 5.80%, 7/01/09	935	959,684
Oakland Uni Sch Dist (Election 2000) MBIA 5.00%, 8/01/11-8/01/13	7,070	7,414,877
Orange Cnty Pub Fin Auth Lease Rev MBIA 5.00%, 7/01/11-7/01/13	21,070	22,230,821
Pittsburg Redev Agy (Res Mtg Rev) ETM FHLMC/FNMA 9.60%, 6/01/16	1,000	1,348,960
Pomona Pub Fin Auth AMBAC 5.00%, 2/01/11	1,635	1,713,414
Rancho Santiago Comnty Coll Dist FSA 5.00%, 9/01/25	2,275	2,221,628
Rancho Wtr Dist Fin Auth FSA Series A 5.50%, 8/01/12	1,075	1,146,090
Redding Joint Pwr Fin Auth (Elec Sys Rev) MBIA Series A 6.25%, 6/01/09	1,000	1,023,790
Sacramento City Fin Auth (Capital Impr) AMBAC Series A 5.50%, 12/01/17	5,930	6,348,599
Sacramento City Fin Auth (City Hall & Redev Proj) FSA Series A 5.375%, 12/01/18	1,440	1,569,845
Sacramento City Fin Auth (Lease Rev) Series B 5.40%, 11/01/20	2,000	2,078,740
Sacramento Cnty Sanitation Dist Fin Auth Rev AMBAC 5.50%, 12/01/21	1,175	1,226,453
Series A 5.60%, 12/01/16	3,055	3,059,552

24	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Salinas Pub Fin Auth (Ref Assmt Dist Ref Sub) 5.00%, 9/02/09	$295	$298,537
5.25%, 9/02/11	310	315,254
Salinas Union High Sch Dist FGIC Series A 5.25%, 10/01/20-10/01/21	4,630	5,042,579
San Bernardino Cnty COP (West Valley Dept Ctr Ref) MBIA Series A 5.25%, 11/01/17	7,495	7,911,947
San Diego Cnty (Edgemoor Proj & Regl Sys) AMBAC 5.00%, 2/01/15	2,000	2,107,300
San Diego Cnty Wtr Auth FSA Series 2008A 5.00%, 5/01/19	2,680	2,781,116
San Diego Uni Sch Dist (Election 1998) FGIC Series D 5.25%, 7/01/25	2,170	2,314,826
San Francisco City & Cnty Arpt Commission ASSURED GTY Series 34C 5.00%, 5/01/16	11,520	11,447,885
ASSURED GTY Series 34E 5.00%, 5/01/15	14,010	14,063,938
San Francisco City & Cnty Arpt Commission (Int’l Arpt Rev Second) AMT FSA Series 15A 5.00%, 5/01/18	1,505	1,413,165
San Francisco City & Cnty Arpt Commission (San Francisco Intl Arpt) ASSURED GTY Series 34E 5.00%, 5/01/16	1,345	1,336,580
San Francisco City & Cnty Pub Util Commission MBIA 5.25%, 10/01/14	5,245	5,547,636
San Jose Redev Agy Tax Alloc (Merged Area Redev) (Prerefunded) ETM MBIA 6.00%, 8/01/15	330	375,834
San Jose Redev Agy Tax Alloc (Merged Area Redev) (Unrefunded) MBIA 6.00%, 8/01/15	670	730,936

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	25

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

San Mateo Cnty Comnty Coll Dist (Election 2001) FGIC Series A 5.375%, 9/01/20	$1,140	$1,163,074
San Mateo Cnty Transp Dist MBIA Series A 5.50%, 6/01/16	1,430	1,583,182
San Ramon Valley Uni Sch Dist (Election 2002) FSA 5.25%, 8/01/20	1,000	1,034,380
Santa Clara Redev Agy (Tax Alloc Bayshore North Proj) MBIA 5.00%, 6/01/15	1,000	1,001,490
Santa Fe Springs Comnty Dev Commission MBIA 5.375%, 9/01/17	1,460	1,531,007
South Orange Cnty Pub Fin Auth (Foothill Area) FGIC Series C 8.00%, 8/15/09	1,100	1,140,194
Taft Pub Fin Auth (Comnty Correctional Fac Proj) Series A 5.95%, 1/01/11	1,645	1,656,860
Tahoe-Truckee Uni Sch Dist No. 1 MBIA 5.50%, 8/01/19	1,185	1,263,613
Tobacco Securitization Auth of Southern California (Asset Bkd Bds) Series B 6.00%, 6/01/43	9,180	10,087,535
Univ of California FSA Series J 5.00%, 5/15/16	6,275	6,703,520
MBIA Series K 5.00%, 5/15/13-5/15/15	14,040	14,970,927
Walnut Pub Fin Auth Tax Alloc (Walnut Impr Proj) AMBAC 5.375%, 9/01/20	2,075	2,097,099

		1,132,722,414

Arizona – 0.1%
Pima Cnty IDA (Horizon Comnty Learning Ctr) 4.45%, 6/01/14	585	549,461

26	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Yavapai Cnty IDA (Waste Management Inc. Proj) Series 2007A 4.25%, 3/01/28(a)	$1,445	$1,410,364

		1,959,825

Colorado – 0.0%
Denver City & Cnty (Arpt Rev) AMT Series D 7.75%, 11/15/13	445	474,944

Florida – 3.7%
Arborwood CDD (Centex Homes Proj) Series B 5.25%, 5/01/16	1,775	1,524,122
Series B-2 5.10%, 5/01/16	920	779,820
Bartram Park CDD (Spl Assmt) 4.875%, 5/01/15	660	562,624
Beacon Tradeport CDD (Spl Assmt Indl Proj) Series B 7.125%, 5/01/22	765	742,019
Chapel Creek CDD 5.20%, 5/01/11	1,590	1,499,243
Concorde Estates CDD Series 04B 5.00%, 5/01/11	540	519,793
Dupree Lakes CDD 5.00%, 11/01/10	295	280,008
Durbin Crossing CDD (Spl Assmt) Series B-2 4.875%, 11/01/10	1,920	1,819,642
Fiddlers Creek CDD No. 2 (Spl Assmt) Series B 5.75%, 5/01/13	635	586,327
Florida St Dept of Enviro Protection MBIA 5.00%, 7/01/13	6,760	7,046,151
Florida St Trpk Auth FGIC 5.00%, 7/01/12-7/01/14	7,935	8,317,070

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	27

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Gateway CDD (Sun City Ctr) Series 03B 5.50%, 5/01/10	$385	$377,608
Lake Ashton II CDD (Capital Impr Rev) Series B 4.875%, 11/01/10	400	383,356
Lakewood Ranch Stewardship CDD Series B 5.00%, 5/01/13	1,130	1,011,180
Meadow Pointe III CDD (Capital Impr Rev) Series 2004-1 4.80%, 11/01/09	400	390,432
Miami Beach Hlth Fac Auth (Mount Sinai Med Ctr) 6.75%, 11/15/24	2,400	2,126,688
Middle Village CDD (Spl Assmt) Series B 5.00%, 5/01/09	175	173,355
Monterra CDD (Spl Assmt) Series B 5.00%, 11/01/10	2,345	1,635,989
5.125%, 11/01/14	1,185	824,167
New River CDD Series B 5.00%, 5/01/13(b)	1,735	1,222,880
Palm Glades CDD Series B 4.85%, 8/01/11	705	659,126
Parker Road CDD Series B 5.35%, 5/01/15	2,060	1,804,828
Paseo CDD 5.00%, 2/01/11	710	669,303
Paseo CDD (Capital Impr Rev) Series B 4.875%, 5/01/10	690	661,606
Quarry CDD (Spl Assmt) 5.25%, 5/01/16	2,040	1,761,152
Rolling Hills CDD Series B 5.125%, 11/01/13	2,020	1,798,386

28	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Sandy Creek CDD Series B 5.50%, 5/01/15	$600	$530,244
Shingle Creek CDD 5.75%, 5/01/15	2,695	2,410,866
Six Mile Creek CDD 5.50%, 5/01/17	1,125	918,709
Sterling Hill CDD (Capital Impr Rev) Series B 5.50%, 11/01/10	190	186,135
Stoneybrook South CDD Series B 5.45%, 11/01/15	3,435	3,003,530
Tern Bay CDD (Capital Impr Rev) Series B 5.00%, 5/01/15(b)	1,015	601,387
Venetian CDD (Capital Impr) Series B 5.95%, 5/01/12	135	130,572
Vizcaya CDD Series A 7.00%, 12/20/08	4,800	4,778,736
Waterford Estates CDD 5.125%, 5/01/13	1,000	870,680

		52,607,734

Guam – 0.6%
Guam Govt Wtrwks Auth 5.00%, 7/01/12	1,270	1,260,500
5.50%, 7/01/16	1,500	1,473,015
Guam Govt Wtrwks Auth (Prerefunded) COP 5.18%, 7/01/15	2,275	2,355,846
Northern Mariana Islands ACA Series A 6.00%, 6/01/14	2,830	2,984,377

		8,073,738

Illinois – 0.3%
Bolingbrook Sales Tax Rev 6.00%, 1/01/26(c)	4,450	3,971,047
Pingree Grove Village Special Tax (Cambridge Lakes Proj) Series 5-1 5.25%, 3/01/15	660	630,960

		4,602,007

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	29

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Indiana – 0.2%
South Bend Econ Dev (One Michiana Square Proj) 4.876%, 10/01/09(a)	$3,100	$3,035,830

Louisiana – 0.3%
Coves of the Highland Cnty CDD 5.60%, 11/01/21	3,200	2,743,936
Tangipahoa Parish Sch Dist 5.90%, 5/01/22	1,035	895,379

		3,639,315

Massachusetts – 0.1%
Massachusetts 5.50%, 1/01/13	1,680	1,811,359

Nevada – 1.1%
Clark Cnty (Dist No. 142) 5.30%, 8/01/11	1,950	1,904,936
Clark Cnty Sch Dist 5.00%, 6/15/16	3,340	3,514,047
MBIA 5.50%, 6/15/12	7,165	7,670,706
Henderson Loc Impr Dist No. T-16 4.75%, 3/01/13	315	231,468
Las Vegas Spl Impr Dist No. 607 (Loc Impr Bonds) 4.80%, 6/01/09	1,585	1,564,601

		14,885,758

North Carolina – 0.3%
North Carolina Eastern Muni Pwr Agy Series C 5.30%, 1/01/15	3,580	3,638,103

Ohio – 1.0%
American Muni Pwr Inc. Series A 5.00%, 2/01/13	12,090	11,137,308
Port Auth Columbiana Cnty SWFR (Liberty Waste Transp LLC Proj) AMT Series A 7.00%, 8/01/21	2,635	2,523,092

		13,660,400

30	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pennsylvania – 0.7%
Allegheny Cnty Hosp Dev Auth (West Pennsylvania Hlth Sys) Series 07A 5.00%, 11/15/17	$7,750	$6,518,137
Beaver Cnty IDA PCR (Cleveland Elec Proj) Series 98 3.75%, 10/01/30(a)	3,415	3,415,000

		9,933,137

Puerto Rico – 7.5%
Govt Dev Bank for Puerto Rico 5.00%, 12/01/11	1,035	1,055,224
Puerto Rico 5.00%, 7/01/10	1,285	1,306,806
FGIC 5.25%, 7/01/10	2,000	2,047,360
MBIA-IBC Series A 5.50%, 7/01/15	5,535	5,729,777
Series A 5.00%, 7/01/30(a)	3,230	3,236,298
Puerto Rico Elec Pwr Auth Series W 5.50%, 7/01/17	3,940	4,030,187
Puerto Rico Hwy & Transp Auth AMBAC Series A 5.50%, 7/01/10	195	201,265
FSA Series A 5.00%, 7/01/26(a)	31,130	31,922,570
Puerto Rico Infra Fin Auth AMBAC Series C 5.50%, 7/01/15	4,155	4,277,157
Puerto Rico Muni Fin Agy FSA Series C 5.00%, 8/01/13-8/01/14	7,325	7,604,735
Series A 5.00%, 8/01/10	3,915	3,985,901
Puerto Rico Pub Bldg Auth 5.75%, 7/01/15	2,545	2,626,465
Series C 5.25%, 7/01/11	1,015	1,037,533
5.50%, 7/01/12	1,140	1,174,663
Puerto Rico Pub Bldg Auth (Govt Fac) FGIC Series H 5.25%, 7/01/14	3,230	3,287,365

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	31

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico Pub Fin Corp. Series A 5.75%, 8/01/27(a)	$11,500	$11,623,625
Series E 5.50%, 8/01/29	15,260	16,224,890
Puerto Rico Pub Fin Corp. (Commonwealth Appropriation) MBIA Series A 5.25%, 8/01/29(a)	4,365	4,366,004

		105,737,825

South Carolina – 0.1%
Lancaster Cnty Assmt Rev (Edenmoor Impr Dist) Series B 5.375%, 12/01/16	1,650	1,490,973

Texas – 0.1%
El Paso Cnty MBIA 5.00%, 2/15/16	1,435	1,516,336
Willacy Cnty (Loc Govt Corp Proj) 6.00%, 3/01/09	445	450,300

		1,966,636

Virginia – 0.4%
Broad Street CDA 7.125%, 6/01/15	1,190	1,219,226
Celebrate North CDD (Spl Assmt Rev) Series B 6.25%, 3/01/18	1,250	1,222,163
Louisa IDA PCR (Virginia Elec & Pwr Co.) 5.25%, 12/01/08	3,310	3,319,433

		5,760,822

Washington – 0.7%
Washington 5.00%, 7/01/13	9,155	9,745,955

Total Long-Term Municipal Bonds (cost $1,389,547,213)		1,375,746,775

Short-Term Municipal Notes – 0.9%
California – 0.9%
California Series 03A-2 5.00%, 5/01/33(d)	1,100	1,100,000

32	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California (Daily Kindergarten Univ) Series 04A-1 3.65%, 5/01/34(d)	$3,500	$3,500,000
Series A-2 3.75%, 5/01/34(d)	600	600,000
California Dept of Wtr Res (Pwr Sup Rev) 5.05%, 5/01/22(d)	1,500	1,500,000
California Statewide CDA (Children’s Hosp) 7.05%, 8/15/23(d)	2,500	2,500,000
Irvine Ca Asses Dist Frn Dd Series 00 5.05%, 9/02/25(d)	4,000	4,000,000

Total Short-Term Municipal Notes (cost $13,200,000)		13,200,000

Total Investments – 98.0% (cost $1,402,747,213)		1,388,946,775
Other assets less liabilities – 2.0%		28,411,976

Net Assets – 100.0%		$1,417,358,751

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	33

Intermediate California Municipal Portfolio—Portfolio of Investments

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2008

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 99.2%
Long-Term Municipal Bonds – 98.5%
Alabama – 0.8%
Jefferson Cnty Ltd Oblig Sch Warrants Series A 5.25%, 1/01/11	$1,700	$1,616,751
Jefferson Cnty Swr Rev (Capital Impr Warrants) FGIC Series D 5.00%, 2/01/42	5,900	6,222,848
FSA Series B8 5.25%, 2/01/10	2,100	2,058,294
Jefferson Cnty Swr Rev (Capital Impr Warrants) (Prerefunded) FGIC Series 02 5.00%, 2/01/41	7,725	8,077,183
FGIC Series 02B 5.00%, 2/01/41	12,105	12,767,385
FGIC Series A 5.00%, 2/01/33	8,865	9,021,733
5.125%, 2/01/39	1,185	1,206,425

		40,970,619

Alaska – 0.0%
Anchorage FGIC 6.00%, 10/01/09	1,000	1,033,860

Arizona – 1.6%
Arizona Hlth Fac Auth (Phoenix Children’s Hosp) 8.96%, 2/01/42(a)	18,025	16,300,548
Arizona Sch Fac Brd FGIC Series A-1 5.00%, 9/01/15	1,765	1,860,787
Arizona Sch Fac Brd (St Sch Impr) 5.00%, 1/01/13	1,315	1,400,646
Arizona St Transp Brd 5.00%, 7/01/13-7/01/16	26,305	28,164,066
Arizona Tourism & Sports Auth (Baseball Training Fac Proj) 5.00%, 7/01/15-7/01/16	3,815	3,869,902
Arizona Wtr Infra Fin Auth Rev Series A 5.75%, 10/01/11	1,525	1,585,024

34	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Maricopa Cnty IDA, MFHR (Steeplechase Apts Proj) AMT Series B 6.25%, 12/01/20	$1,810	$1,665,526
Mesa IDA (Discovery Hlth Sys) (Prerefunded) MBIA Series A 5.625%, 1/01/29	2,000	2,094,920
Phoenix Civic Impr Corp. MBIA 5.00%, 7/01/14	5,000	5,330,650
Phoenix Civic Impr Corp., Transit Excise Tax Rev (Light Rail Proj) AMBAC 5.00%, 7/01/10-7/01/14	7,835	8,271,991
Pima Cnty IDA (Horizon Comnty Learning Ctr) 4.45%, 6/01/14	1,795	1,685,954
Pima Cnty IDA (Wtr & Wastewtr Rev) 5.45%, 12/01/17	2,550	2,232,346
Salt Verde Fin Corp. Series 2007 5.25%, 12/01/21	1,430	1,193,063
Vistancia CFD 5.30%, 7/15/09	500	502,625
5.55%, 7/15/10	500	506,980
Watson Road CFD (Spl Assmt Rev) 4.85%, 7/01/10	1,210	1,186,974
Yavapai Cnty IDA (Waste Management Inc. Proj) Series 2007A 4.25%, 3/01/28(b)	4,190	4,089,566

		81,941,568

California – 5.6%
California 5.00%, 2/01/11-5/01/17	134,485	140,910,249
6.00%, 2/01/11	15,760	16,792,595
Series 2008 5.00%, 4/01/18	5,000	5,133,100
California Dept of Wtr Res (Pwr Sup Rev) MBIA-IBC Series 2A 5.50%, 5/01/10	7,115	7,444,211

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	35

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Econ Rec Series A 5.25%, 1/01/11-7/01/12	$22,995	$24,358,300
Series B 5.00%, 7/01/23(b)	46,080	47,685,888
California Statewide CDA (Kaiser Permanente) Series E 3.875%, 4/01/32(b)	6,695	6,748,761
Fremont Uni Sch Dist (Election 2002) FSA Series B 5.00%, 8/01/27	1,000	967,930
Fresno Uni Sch Dist MBIA Series A 6.00%, 2/01/20	3,255	3,425,432
Golden St Tobacco Securitization Corp. FGIC 5.375%, 6/01/28	19,395	20,112,809
5.50%, 6/01/33	5,000	5,326,700
Series B 5.375%, 6/01/28	2,725	2,825,852
Sacramento City Fin Auth (Lease Rev) Series B 5.40%, 11/01/20	1,000	1,039,370
Sacramento Muni Util Dist MBIA Series G 6.50%, 9/01/13	1,035	1,123,741
Tax Exempt Muni Infra Impr Trust (Certificates Class A) Series 2004C 4.05%, 11/01/08	5,397	5,397,108

		289,292,046

Colorado – 1.9%
Baptist Road Rural Transp Auth 4.80%, 12/01/17	310	270,708
Colorado Dept of Transp TRAN FGIC Series B 5.00%, 12/15/13	9,200	9,809,868
MBIA Series B 5.50%, 6/15/13-6/15/14	8,300	9,064,972
Denver City & Cnty Co. (Denver Intl Arpt) FSA Series A3 5.00%, 11/15/32(b)	10,655	10,779,344

36	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series A-1 5.00%, 11/15/11-11/15/12	$37,960	$38,099,200
5.25%, 11/15/13	11,235	11,274,322
Muni Subdist Northern Colorado Wtr Conservancy Dist AMBAC Series J 5.00%, 12/01/13	7,295	7,782,379
PV Wtr & Sanitation Metro Dist Capital Appreciation Series 06 Zero Coupon, 12/15/17	15,492	8,495,193
Todd Creek Farms Metro Dist No. 1 (Wtr Rev & Impr) 4.75%, 12/01/09	2,185	2,167,870
Weld Cnty Sch Dist No. 6 (Greeley) FSA 5.25%, 12/01/17	2,405	2,575,947

		100,319,803

Connecticut – 0.8%
Connecticut FSA Series D 5.00%, 11/15/13	5,700	6,097,176
MBIA Series B 5.00%, 12/01/13	8,615	9,194,789
MBIA Series D 5.00%, 12/01/12	5,750	6,113,112
Connecticut Res Recovery Auth MBIA Series A 5.375%, 11/15/09-11/15/10	6,505	6,523,838
Connecticut Spl Tax Oblig FSA Series B 5.375%, 10/01/10-10/01/13	11,045	11,629,388
Series B 6.15%, 9/01/09	1,000	1,032,470
Univ of Connecticut (Student Fee Rev) FGIC Series A 5.25%, 11/15/17	3,065	3,211,201

		43,801,974

Delaware – 0.1%
Delaware Transp Auth MBIA 5.00%, 7/01/11	3,680	3,867,386

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	37

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

District of Columbia – 0.6%
Dist of Columbia FSA Series C 5.00%, 6/01/14	$5,790	$6,119,451
Dist of Columbia (Prerefunded) FSA Series B 5.50%, 6/01/09	175	178,647
Dist of Columbia (Unrefunded) FSA Series B 5.50%, 6/01/09	2,100	2,143,344
Dist of Columbia Hsg Fin Agy SFMR GNMA/FNMA Series A 6.25%, 12/01/28	765	771,870
Dist of Columbia Wtr & Swr Auth FSA 6.00%, 10/01/16	1,635	1,855,660
Metro Washington Arpt Auth Series 2008A 5.50%, 10/01/14	4,140	4,237,455
Series A 5.50%, 10/01/12-10/01/18	16,315	16,151,018

		31,457,445

Florida – 10.7%
Amelia Walk CDD Series B 5.20%, 5/01/14	2,060	1,817,064
Arborwood CDD (Centex Homes Proj) Series A-2 5.25%, 5/01/36	3,395	2,404,814
Series B 5.25%, 5/01/16	5,420	4,653,937
Series B-2 5.10%, 5/01/16	2,315	1,962,263
Beacon Tradeport CDD (Spl Assmt Indl Proj) Series B 7.125%, 5/01/22	2,410	2,337,604
Belmont CDD Series B 5.125%, 11/01/14	2,460	2,139,610
Bonnet Creek Resort CDD, Spl Assmt 7.125%, 5/01/12	1,420	1,408,242
Brevard Cnty Sch Brd AMBAC 5.00%, 7/01/26	5,000	5,324,050

38	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Broward Cnty Arpt Sys Rev AMT MBIA Series E 5.25%, 10/01/10	$2,065	$2,087,715
Broward Cnty Sch Brd FGIC Series A 5.00%, 7/01/13-7/01/14	7,190	7,389,851
Chapel Creek CDD Series B 5.25%, 5/01/15	3,660	3,188,080
Citizens Ppty Insurance Corp. MBIA Series A 5.00%, 3/01/14-3/01/16	103,035	99,154,618
Series A-1 5.00%, 6/01/11	46,735	47,464,533
Collier Cnty Sch Brd FSA 5.00%, 2/15/16	5,000	5,180,400
Dade Cnty Sch Dist MBIA Series 94 5.00%, 8/01/12	8,060	8,345,888
Dupree Lakes CDD 5.00%, 11/01/10	235	223,057
Durbin Crossing CDD Series 1 5.25%, 11/01/15	1,575	1,360,280
East Homestead CDD Series B 5.00%, 5/01/11	1,325	1,241,525
Fishhawk CDD Series B 5.00%, 5/01/12	2,675	2,444,870
Florida Hurricane Catastrophe Fund Series 2008A 5.00%, 7/01/13	20,000	20,268,000
Series A 5.00%, 7/01/11	32,320	33,006,800
Florida St Brd of Ed FGIC Series G 5.25%, 6/01/11	2,125	2,231,314
Series A 5.00%, 6/01/12-1/01/16	44,300	46,630,495
Series B 5.00%, 1/01/12-1/01/16	13,220	13,845,133
Series D 5.00%, 6/01/12	4,610	4,847,092
ST GTD Series B 5.00%, 6/01/13	5,000	5,284,500

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	39

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Florida St Brd of Ed Capital Outlay (Prerefunded) ETM 9.125%, 6/01/14	$150	$188,530
Florida St Brd of Ed Capital Outlay (Unrefunded) 9.125%, 6/01/14	990	1,131,115
Florida St Brd of Ed Lottery Rev MBIA Series 2002C 5.00%, 1/01/17	3,680	3,756,250
MBIA Series C 5.25%, 1/01/11	4,600	4,762,978
Florida St Dept of Enviro Protection AMBAC 5.00%, 7/01/15	4,825	5,023,452
AMBAC Series A 5.00%, 7/01/13-7/01/14	12,095	12,643,319
FGIC Series A 5.00%, 7/01/18	3,435	3,498,238
MBIA Series B 5.00%, 7/01/15	6,095	6,327,646
Florida St Trpk Auth FGIC Series A 5.00%, 7/01/11	1,020	1,065,359
FSA 5.25%, 7/01/10	6,975	7,286,713
FSA Series A 5.00%, 7/01/12	6,375	6,709,815
Greyhawk Landing CDD Series B 6.25%, 5/01/09	100	99,536
Hammock Bay CDD (Spl Assmt) Series B 5.375%, 5/01/11	65	63,092
Harbor Bay CDD (Capital Impr Rev) Series B 6.35%, 5/01/10	970	955,722
Heritage Isle at Viera CDD Series 4B 5.00%, 11/01/09	100	98,265
Heritage Plantation CDD Series B 5.10%, 11/01/13	3,545	3,153,667
Jacksonville Dist Wtr & Swr Rev MBIA 5.00%, 10/01/20	5,060	5,060,000

40	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Jacksonville Port Auth Rev AMT MBIA 4.375%, 11/01/18(b)	$4,455	$4,449,431
Lake Ashton II CDD (Capital Impr Rev) Series B 4.875%, 11/01/10	1,110	1,063,813
5.00%, 11/01/11	6,810	6,305,379
Lakewood Ranch Stewardship CDD Series B 5.00%, 5/01/13	515	460,848
Landmark at Doral CDD Series B 5.20%, 5/01/15(c)	4,535	3,117,450
Live Oak CDD No. 2 Series B 5.00%, 11/01/09	3,530	3,406,062
Main Street CDD Series B 6.90%, 5/01/17	10,000	9,576,000
Meadow Pointe III CDD Series 4B 5.00%, 5/01/09	150	148,703
Meadow Woods CDD Series 4B 5.25%, 5/01/11	1,090	1,042,640
Miami Beach Hlth Fac Auth (Mount Sinai Med Ctr) 6.75%, 11/15/24	6,990	6,193,979
Miami-Dade Cnty Sch Dist MBIA 5.00%, 2/15/13	3,325	3,437,984
MBIA Series 1996 4.75%, 7/15/10	11,215	11,541,020
MBIA Series 1997 5.00%, 2/15/15	2,455	2,524,894
Middle Village CDD (Spl Assmt) Series C 5.125%, 5/01/09	340	337,032
Midtown Miami CDD Series 04A 6.00%, 5/01/24	4,255	3,673,980
Miromar Lakes CDD Series 00A 7.25%, 5/01/12	1,775	1,740,547

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	41

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Monterra CDD (Spl Assmt) Series B 5.00%, 11/01/10	$6,610	$4,611,467
5.125%, 11/01/14	9,455	6,575,953
Orange Cnty FGIC Series A 5.00%, 1/01/13	5,520	5,731,030
Overoaks CDD (Capital Impr Rev) Series 4B 5.125%, 5/01/09	2,455	2,420,728
Palm Beach Cnty Solid Waste Auth AMBAC Series A 6.00%, 10/01/09	4,305	4,449,800
Palm Glades CDD Series B 4.85%, 8/01/11	1,940	1,813,764
Parkway Ctr CDD (Spl Assmt Ref) Series B 5.625%, 5/01/14	4,400	3,984,508
Paseo CDD 5.00%, 2/01/11	2,155	2,031,475
Paseo CDD (Capital Impr Rev) Series B 4.875%, 5/01/10	4,300	4,123,055
Quarry CDD (Spl Assmt) 5.25%, 5/01/16	1,030	889,209
Series A-2 5.25%, 5/01/36	6,265	4,508,294
Riverwood Estates CDD Series B 5.00%, 5/01/13(c)	1,960	1,368,982
Sandy Creek CDD Series B 5.50%, 5/01/15	1,150	1,016,301
Sarasota Cnty Util Sys Rev FGIC Series C 5.25%, 10/01/21	2,000	1,974,080
Seven Oaks CDD II (Spl Assmt Rev) Series B 5.00%, 5/01/09	1,885	1,858,365
Shingle Creek CDD 5.75%, 5/01/15	4,390	3,927,162

42	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

South Bay CDD Series B-2 5.375%, 5/01/13(c)	$2,900	$1,998,593
South Bay CDD (Capital Impt Rev) Series B-1 5.125%, 11/01/09(c)	1,070	806,609
Stoneybrook South CDD Series B 5.45%, 11/01/15	7,075	6,186,309
Sunrise Util Sys Rev AMBAC 5.50%, 10/01/13	2,445	2,602,727
Sweetwater Creek CDD Series B-1 5.30%, 5/01/17	1,000	825,930
Series B-2 5.125%, 5/01/13	3,000	2,674,560
Tampa Occupational License Tax FGIC Series A 5.375%, 10/01/17-10/01/18	8,110	8,281,127
Tampa Wtr & Swr Rev Series A 5.25%, 10/01/18	1,160	1,196,610
Tampa-Hillsborough Cnty Express Parkway AMBAC 5.00%, 7/01/12	8,575	8,888,073
Tern Bay CDD (Capital Impr Rev) Series B 5.00%, 5/01/15(c)	2,570	1,522,725
Venetian CDD (Capital Impr) Series B 5.95%, 5/01/12	260	251,472
Verano Ctr CDD (Infra Proj) Series B 5.00%, 11/01/12-11/01/13	5,160	4,579,977
Villages of Westport CDD Series 05A 5.125%, 5/01/15	1,850	1,606,725
Waterford Estates CDD 5.125%, 5/01/13	2,000	1,741,360
Waterset North CDD (Spl Assmt) Series B 6.55%, 11/01/15	7,015	6,504,799

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	43

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Westchester CDD No. 1 (Spl Assmt) 6.00%, 5/01/23	$4,485	$3,758,026

		551,794,989

Georgia – 1.5%
Georgia Series B 6.00%, 3/01/12	1,000	1,094,170
Series C 6.25%, 8/01/10	1,490	1,589,711
Georgia Muni Elec Auth FSA Series A 5.25%, 1/01/14	4,230	4,541,793
MBIA Series A 5.25%, 1/01/14	3,625	3,835,468
Georgia Muni Elec Auth (Unrefunded) (Combustion Turbine Proj) MBIA Series A 5.25%, 11/01/21	3,000	2,985,840
Main Street Natural Gas Inc. Series 2006A 5.00%, 3/15/18	1,960	1,835,383
Series A 5.00%, 3/15/10-3/15/16	36,810	36,452,487
Series B 5.00%, 3/15/12-3/15/13	8,905	8,461,858
Main Street Natural Gas Inc. (Prepaid Gas) Series A 5.00%, 3/15/17	2,900	2,754,333
Metro Atlanta Rapid Transit Auth FGIC Series A 5.00%, 7/01/12-7/01/13	11,630	12,365,618

		75,916,661

Guam – 0.2%
Guam Govt Wtrwks Auth (Prerefunded) COP 5.18%, 7/01/15	6,872	7,117,954
Guam Govt Wtrwks Auth Wtr & Wastewtr Sys Rev Series 05 5.00%, 7/01/13	1,345	1,322,633
Guam Govt Wtrwrks Auth Wtr & Wastewtr Sys Rev 5.00%, 7/01/10	2,055	2,059,603

		10,500,190

44	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Hawaii – 2.5%
Hawaii AMBAC 5.00%, 7/01/11-7/01/15	$63,780	$67,751,153
AMBAC Series DG 5.00%, 7/01/14	47,080	50,168,448
FGIC Series CN 6.00%, 3/01/09	105	106,577
FSA Series CX 5.50%, 2/01/17-2/01/21	5,480	5,773,068
Hawaii (Unrefunded) FSA Series CX 5.50%, 2/01/17	4,055	4,205,400

		128,004,646

Illinois – 3.8%
Bolingbrook (Sales Tax Rev) 5.75%, 1/01/15(d)	4,000	3,913,600
Chicago FSA 5.00%, 1/01/16	5,000	5,226,550
FSA Series A 5.00%, 1/01/12	5,760	6,040,570
MBIA Series B 5.25%, 1/01/15	4,225	4,447,193
Chicago (Kingsbury Redev Proj) Series A 6.57%, 2/15/13	2,000	2,001,680
Chicago (Prerefunded) FGIC Series A 6.75%, 1/01/35	2,400	2,570,664
Chicago Brd of Ed (Lease Certificates) MBIA Series A 6.25%, 1/01/11	1,880	2,010,284
Chicago HFA SFMR (Mtg Rev) AMT GNMA/FNMA/ FHLMC Series 99 A 6.35%, 10/01/30	95	88,712
Chicago O’Hare Int’l Arpt Rev, Second Lien MBIA Series C 5.00%, 1/01/10	1,890	1,930,616

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	45

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Chicago Park Dist Harbor Fac Rev (Prerefunded) 5.875%, 1/01/13-1/01/15	$5,735	$6,105,424
Chicago Pub Bldg Commission (Chicago Park Dist) FGIC Series A 5.375%, 1/01/13	2,510	2,544,563
Chicago Pub Bldg Commission (Chicago Transit Auth) AMBAC 5.00%, 3/01/09	1,180	1,192,685
5.25%, 3/01/21	4,000	4,300,640
Chicago Transit Auth, Capital Grant Receipts Rev (Fed Transit Administration, Section 5307) AMBAC Series A 5.25%, 6/01/10	4,570	4,752,572
AMBAC Series B 5.00%, 6/01/09	2,000	2,029,600
Cortland Spl Tax Rev (Sheaffer Sys Proj) 5.50%, 3/01/17	5,078	4,090,989
Du Page Cnty (Jail Proj) 5.60%, 1/01/21	6,735	7,344,248
Du Page Cnty (Stormwater Proj) 5.60%, 1/01/21	1,920	2,093,683
Illinois 5.00%, 1/01/13	1,510	1,595,481
AMBAC 5.00%, 4/01/11-11/01/14	8,765	9,276,790
AMBAC Series B 5.00%, 3/01/14	8,080	8,562,134
FSA 5.00%, 9/01/14	5,550	5,914,579
5.375%, 10/01/10	11,015	11,559,251
FSA Series A 5.25%, 10/01/13	7,785	8,371,055
FSA Series Ser 5.25%, 4/01/09	1,045	1,060,173
MBIA 5.25%, 4/01/11	6,535	6,872,990
5.375%, 7/01/10	8,985	9,382,047
MBIA Series Ser 5.25%, 10/01/21	1,740	1,759,958
MBIA-IBC Series B 5.00%, 3/01/15	5,000	5,238,450

46	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series B 5.00%, 3/01/13	$8,275	$8,753,791
Illinois (Prerefunded) MBIA 5.75%, 12/01/13	2,390	2,545,039
Illinois Dev Fin Auth (Adventist Hlth Sys) MBIA Series B 6.072%, 1/01/19	5,730	5,277,960
Illinois Fin Auth (Advocate Hlthcare) Series 2002 5.25%, 3/01/12	5,825	6,207,819
Illinois St Dedicated Tax Rev (Civic Ctr) AMBAC 6.25%, 12/15/20	3,135	3,488,189
Illinois St Sales Tax Rev Series Q 6.00%, 6/15/12	3,225	3,435,560
Series U 5.00%, 6/15/09	1,150	1,151,311
Metro Pier & Exposition Auth Dedicated St Tax Rev (McCormick Place) MBIA Series A 5.25%, 6/15/09	7,000	7,133,000
Pingree Grove Village Special Tax (Cambridge Lakes Proj) Series 5-1 5.25%, 3/01/15	1,455	1,390,980
Regional Transp Auth FGIC Series B 5.50%, 6/01/17	1,025	1,100,061
FGIC Series C 7.75%, 6/01/20	1,005	1,215,417
Series A 5.00%, 7/01/16	5,285	5,583,180
Saint Clair Cnty FGIC 5.625%, 10/01/13	3,410	3,536,545
Univ of Illinois (Prerefunded) COP AMBAC Series A 5.50%, 8/15/18	2,340	2,497,459

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	47

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Will & Kendall Counties Comnty Consolidated Sch Dist No. 202 FGIC 5.00%, 1/01/14-1/01/16	$8,575	$8,797,301

		194,390,793

Indiana – 0.8%
Allen Cnty Juvenile Justice Ctr First Mtg Rev AMBAC 5.50%, 1/01/18	1,575	1,643,323
Dyer Redev Auth Econ Dev Lease 6.55%, 7/15/20	2,720	2,834,730
6.875%, 7/15/14	1,755	1,833,431
Indiana Fin Auth (St Revolving PG) Series A 5.00%, 2/01/13-2/01/14	12,185	13,004,024
Indiana Transp Fin Auth, Arpt Fac Lease Rev AMBAC Series A 6.00%, 11/01/09	1,370	1,423,622
Indianapolis Gas Util Rev (Citizen Gas Util) ASSURED GTY Series A 5.00%, 8/15/30(b)	7,670	7,815,423
Indianapolis Loc Pub Impr Bond Bank Series B 5.00%, 2/01/10	700	700,896
6.00%, 1/10/13	5,325	5,634,489
Indianapolis Res Recovery Rev, Ogden Martin Sys (Inc Proj) AMBAC 6.75%, 12/01/08	2,750	2,762,512
Jasper Cnty (Northern Indiana Pub Svc Co.) MBIA 5.60%, 11/01/16	6,270	6,181,781

		43,834,231

Kansas – 0.3%
Wyandotte Cnty-Kansas City Uni Govt AMBAC Series 2004 5.65%, 9/01/13-9/01/14	11,960	12,898,749
Wyandotte Cnty-Kansas City Uni Govt (Sales Tax) Series B 4.75%, 12/01/16	2,870	2,743,088

		15,641,837

48	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Kentucky – 0.3%
Kentucky Asset Liability Commission MBIA 5.00%, 9/01/16	$5,000	$5,304,700
Kentucky St Ppty & Bldg Commission FGIC 5.00%, 3/01/13-3/01/14	7,970	8,379,469

		13,684,169

Louisiana – 2.4%
Coves of the Highland Cnty CDD 5.60%, 11/01/21	4,025	3,451,357
De Soto Parish PCR (Int’l Paper Co) Series A-2 5.00%, 10/01/12	4,700	4,517,217
Ernest N Morial-New Orleans Exhibit Hall Auth AMBAC Series A 5.00%, 7/15/33	7,350	7,848,036
5.25%, 7/15/20	3,450	3,721,480
Lakeshore Villages Master CDD 5.25%, 7/01/17	9,856	8,496,660
Louisiana AMBAC Series A 5.00%, 10/15/12	11,965	12,639,108
FSA 5.00%, 5/01/16	15,305	16,071,934
FSA Series C 5.00%, 5/01/13-5/01/15	22,765	24,069,742
Louisiana Agriculture Fin Auth 5.25%, 9/15/17	21,755	20,723,813
Louisiana Arpt Fac (Cargo ACQ Grp) AMT Series 02 6.65%, 1/01/25	645	598,463
Louisiana St Citizens Ppty Insurance Corp. AMBAC Series B 5.25%, 6/01/14	1,770	1,827,543
Louisiana St Office Fac Corp. Lease Rev (Capitol Complex Program) MBIA Series A 5.50%, 3/01/11	2,000	2,041,200
Morehouse Parish Series A 5.25%, 11/15/13	7,320	7,019,148
New Orleans MBIA 5.25%, 12/01/20	5,845	5,675,846

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	49

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Orange Grove CDD 5.30%, 11/01/21	$2,580	$2,033,633
Tangipahoa Parish Sch Dist 5.90%, 5/01/22	3,365	2,911,062
Terrebonne Parish Wtrwks Dist No. 1 Wtr Rev AMBAC Series A 5.25%, 11/01/23	2,000	1,967,200

		125,613,442

Massachusetts – 4.0%
Massachusetts MBIA Series 2004 5.50%, 12/01/19	7,720	8,195,938
Series 2002 5.50%, 11/01/15	1,645	1,798,923
Series A 5.50%, 1/01/11	1,305	1,379,033
Series B 5.00%, 11/01/10	2,200	2,299,264
Massachusetts (Consolidated Loan) 5.00%, 5/01/14	10,340	10,990,179
FGIC Series C 5.50%, 11/01/13-11/01/14	38,980	42,522,390
MBIA Series D 5.50%, 11/01/12	20,050	21,671,844
Series B 5.00%, 8/01/12	17,750	18,799,735
Series C 5.00%, 5/01/12	8,175	8,640,157
Massachusetts (Consolidated Loan) (Prerefunded) MBIA Series D 5.375%, 8/01/22	2,605	2,754,501
Series C 5.375%, 12/01/18	11,870	12,684,044
5.75%, 10/01/14	3,325	3,491,516
Massachusetts Bay Transp Auth GTD Series A 5.25%, 7/01/20	3,600	3,845,196
5.50%, 3/01/12	3,780	3,950,440
5.75%, 3/01/10	2,255	2,353,701
MBIA Series A 7.00%, 3/01/10	9,700	10,284,522
Massachusetts HEFA (Caregroup, Inc.) Series E2 5.00%, 7/01/12-7/01/17	21,935	21,939,939

50	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts HEFA (Harvard Univ) Series N 6.25%, 4/01/20	$2,820	$3,199,403
Massachusetts Port Auth FSA Series B 5.50%, 7/01/09	1,780	1,812,165
Massachusetts Wtr Pollution Abatement Trust (New Bedford Program) Series A 5.125%, 2/01/16	3,460	3,509,201
Massachusetts Wtr Pollution Abatement Trust (Prerefunded) Series B 5.25%, 8/01/14	995	1,059,536
Massachusetts Wtr Pollution Abatement Trust (Unrefunded) Series B 5.25%, 8/01/14	60	63,697
Univ of Massachusetts Bldg Auth AMBAC Series Senior 2 5.00%, 11/01/18	18,690	19,250,326

		206,495,650

Michigan – 1.4%
Detroit MBIA Series 2004 5.00%, 4/01/09	2,450	2,469,159
Detroit City Sch Dist AMBAC Series A 6.50%, 5/01/10	1,065	1,117,952
Detroit City Sch Dist (Sch Bldg & Site Impr) FGIC Series 2A 5.00%, 5/01/32	1,405	1,499,514
Detroit Swr Disp Rev FGIC Series A 6.00%, 7/01/29	3,105	3,254,754
MBIA Series B 6.00%, 7/01/10	2,510	2,624,255
Detroit Wtr Sup Sys Rev Senior Lien FGIC Series A 5.25%, 7/01/33	5,155	5,433,061
Grand Rapids Wtr Sup Sys Rev FGIC 5.75%, 1/01/12	2,100	2,206,575

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	51

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Lansing Comnty Coll FGIC 5.50%, 5/01/16	$3,515	$3,789,873
Michigan FSA Series B 5.00%, 9/01/13	2,055	2,187,198
Michigan (New Ctr Dev) COP MBIA 5.375%, 9/01/19	4,775	5,077,783
Michigan (Trunk Line) FGIC 5.00%, 11/01/12	4,130	4,379,535
5.25%, 11/01/13	5,000	5,372,400
FSA Series 05B 5.00%, 9/01/11	5,130	5,406,507
FSA Series A 5.50%, 11/01/18	1,110	1,193,350
Michigan Muni Bond Auth 5.50%, 10/01/13-10/01/15	5,165	5,638,349
Michigan Muni Bond Auth (Clean Wtr Revolving Fund) (Prerefunded) 5.625%, 10/01/11	1,270	1,323,696
Michigan Muni Bond Auth (Sch Loan) Series A 5.25%, 12/01/10	5,215	5,440,705
Michigan Pub Pwr Agy (Belle River Proj) MBIA 5.25%, 1/01/14	3,380	3,597,638
MBIA Series A 5.25%, 1/01/10	9,065	9,325,347
Walled Lake Consolidated Sch Dist Q-SBLF 5.75%, 5/01/13	2,000	2,099,260

		73,436,911

Minnesota – 0.3%
Minnesota Muni Pwr Agy Elec Rev 4.50%, 10/01/12	2,395	2,453,917
Saint Paul Hsg & Redev Auth Hosp Rev (Healtheast Proj) 5.15%, 11/15/20	2,770	2,542,251
5.75%, 11/15/21	1,750	1,676,832
Southern Minnesota Muni Pwr Agy AMBAC Series A 5.25%, 1/01/16	6,820	7,175,799

		13,848,799

52	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Missouri – 0.2%
Jackson Cnty Pub Bldg Corp. Leasehold Rev (Capital Impr Proj) 5.00%, 12/01/25	$1,955	$1,861,140
Kansas City Muni Assistance Corp. FGIC 5.00%, 4/15/13	7,215	7,553,961
Missouri Hsg Dev Commission, SFMR AMT GNMA/FNMA Series B-2 6.40%, 9/01/29	285	288,905

		9,704,006

Nebraska – 0.2%
Nebraska Pub Pwr Dist MBIA Series B 5.00%, 1/01/11	10,355	10,743,727

Nevada – 4.1%
Clark Cnty AMBAC 5.00%, 7/01/14-11/01/16	43,365	45,854,924
AMBAC Series A 6.50%, 6/01/17	1,760	2,020,938
FSA Series A 5.00%, 6/01/12	8,695	9,185,050
FSA Series B 5.00%, 6/01/12-6/01/13	12,325	13,048,528
Clark Cnty (Dist No. 142) 5.30%, 8/01/11	1,570	1,533,717
Clark Cnty Impr (Dist No. 142) 5.00%, 8/01/10	3,395	3,339,050
Clark Cnty Impr Dist (Summerlin No. 151) 3.95%, 8/01/09	470	462,113
4.40%, 8/01/12	190	177,019
Clark Cnty Passenger Fac (McCarran Intl) Series 2008 5.00%, 7/01/12	2,745	2,866,603
5.25%, 7/01/17	16,695	17,213,046
Series A 5.00%, 7/01/13-7/01/14	8,225	8,545,014
Clark Cnty PCR (Southern California) AMT Series C 3.25%, 6/01/31(b)	1,195	1,191,881

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	53

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Clark Cnty Sch Dist FGIC Series A 5.00%, 6/15/17	$27,880	$28,905,426
5.25%, 6/15/14	5,505	5,884,129
FSA 5.50%, 6/15/12	13,425	14,396,702
FSA Series C 5.00%, 6/15/19	22,380	22,798,282
5.25%, 6/15/13	8,800	9,422,248
MBIA Series C 5.00%, 6/15/10-6/15/13	8,740	9,183,048
MBIA Series D 5.25%, 6/15/12	5,000	5,309,850
Henderson Loc Impr Dist No. T-16 4.75%, 3/01/13	975	716,450
Las Vegas Spl Impr Dist No. 607 (Loc Impr Bonds) 5.15%, 6/01/11	2,000	1,907,660
Nevada Series 2008C 5.00%, 6/01/15	4,555	4,846,201
Washoe Cnty Sch Dist (Prerefunded) FGIC 5.25%, 6/01/14	1,555	1,560,987

		210,368,866

New Hampshire – 0.3%
Manchester Hsg & Redev Auth ACA Series A 6.75%, 1/01/13-1/01/15	6,155	6,227,403
New Hampshire HEFA AMBAC 5.375%, 7/01/20	7,090	7,233,502

		13,460,905

New Jersey – 8.1%
Garden St Preservation Trust (Open Space & Farmland) FSA Series 05A 5.80%, 11/01/17	2,325	2,549,153
New Jersey 5.00%, 6/01/16	4,570	4,856,356
5.25%, 7/01/16	3,515	3,785,514
MBIA-IBC 5.50%, 8/01/11	3,530	3,765,416
New Jersey COP Series A 5.00%, 6/15/13-6/15/14	7,320	7,604,215

54	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey Ed Fac Auth (Prerefunded) AMBAC Series 02A 5.25%, 9/01/21	$4,505	$4,841,839
New Jersey EDA 5.00%, 5/01/15-5/01/16	55,310	57,662,670
MBIA Series 1A 5.00%, 7/01/11	11,795	12,341,698
MBIA Series G 5.00%, 9/01/15	3,645	3,771,409
New Jersey EDA (Cigarette Tax) FGIC 5.00%, 6/15/09-6/15/10	16,155	16,366,438
FGIC Series 4 5.00%, 6/15/11	4,690	4,709,604
FSA 5.00%, 6/15/09	2,565	2,590,009
New Jersey EDA (Market Transition Fac Rev, Senior Lien) MBIA Series A 5.00%, 7/01/09	3,790	3,851,701
New Jersey EDA (Sch Fac Constr) FGIC 5.25%, 6/15/18	13,680	14,770,022
MBIA Series G 5.00%, 9/01/13	20,445	21,505,891
Series W 5.00%, 3/01/15	2,325	2,429,834
New Jersey EDA (Spl Cigarette Tax) FSA Series 4 5.00%, 6/15/10	3,615	3,706,568
New Jersey Hlth Care Fac Fin Auth (Jersey City Med Ctr) AMBAC FHA 4.80%, 8/01/21	180	180,819
New Jersey St Trpk Auth (Unrefunded) MBIA Series A 6.00%, 1/01/11	14,175	14,935,772
New Jersey Transp Trust Fund Auth AMBAC Series A 5.50%, 12/15/13	7,415	7,921,296
AMBAC Series C 5.25%, 12/15/09	2,425	2,499,763

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	55

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

FGIC Series A 5.00%, 6/15/13-6/15/14	$11,520	$12,005,284
FGIC Series B 5.25%, 12/15/13	5,000	5,288,100
FSA Series C 5.75%, 12/15/12	5,000	5,389,000
MBIA Series A 5.25%, 12/15/11-12/15/13	36,415	38,406,874
MBIA Series B 5.25%, 12/15/13-12/15/14	24,050	25,459,616
Series C 5.50%, 6/15/14	13,390	14,631,655
Tobacco Settlement Fin Corp. 6.25%, 6/01/43	22,020	24,652,491
6.75%, 6/01/39	84,940	95,739,272

		418,218,279

New York – 7.2%
Metro Transp Auth, Dedicated Tax Fund (Prerefunded) FGIC Series A 5.00%, 4/01/23	2,835	3,045,839
New York City 5.25%, 8/01/16(e)	17,120	17,912,142
Series 4B 5.00%, 8/01/10	14,270	14,752,754
Series 4G 5.00%, 8/01/12	21,110	22,072,405
Series B 5.00%, 9/01/15(e)	10,000	10,371,900
Series C 5.00%, 1/01/15-1/01/16	15,370	15,858,874
5.50%, 8/01/14	4,780	5,042,613
Series D 5.00%, 2/01/15-2/01/16	10,290	10,652,899
Series E 5.00%, 8/01/14-8/01/16	36,490	37,964,858
Series G 5.00%, 8/01/11	7,360	7,668,531
Series H 5.00%, 8/01/11	3,450	3,594,624
Series I 5.00%, 8/01/10	4,520	4,672,912
5.875%, 3/15/13	100	100,296
Series J 5.00%, 3/01/17	2,355	2,393,622
Series J-1 5.00%, 8/01/13	10,920	11,404,302

56	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series N 5.00%, 8/01/12	$2,020	$2,112,092
New York City TFA 5.00%, 8/01/11	4,900	5,161,454
MBIA Series D 5.25%, 2/01/20	2,360	2,411,070
MBIA Series E 5.25%, 2/01/21	2,760	2,800,296
Series B 5.25%, 2/01/29(b)	14,005	14,595,451
New York City TFA (Future Tax Secured) MBIA Series E 5.25%, 2/01/22	4,685	4,724,307
New York St Dorm Auth 6.00%, 12/01/16	4,530	4,570,226
New York St Dorm Auth (City Univ) Series 2008B 5.00%, 7/01/15-7/01/16	33,770	34,982,744
Series A 5.75%, 7/01/13	1,280	1,357,363
New York St Dorm Auth (Mental Hlth Fac Impr) FSA Series B 5.00%, 2/15/10	2,160	2,227,025
New York St Dorm Auth (Mental Hlth Svc) MBIA Series 1998D 5.25%, 2/15/13	115	116,434
New York St Dorm Auth (NY Univ) MBIA Series A 6.00%, 7/01/18	2,865	3,203,185
New York St Dorm Auth (Orange Regl Med Ctr) 6.00%, 12/01/13-12/01/15	9,500	9,673,355
Series 2008 5.50%, 12/01/11	3,000	3,015,300
New York St Hsg Fin Agy (Affordable Hsg) Series B 4.05%, 11/01/10	6,875	6,849,081
New York St Thruway Auth (Hwy & Brdg Trust Fund) FGIC Series B 5.00%, 4/01/13-4/01/16	50,800	53,378,454

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	57

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

FSA Series B 5.00%, 4/01/15	$10,255	$10,933,061
MBIA Series A 5.00%, 4/01/21	4,700	5,031,209
MBIA Series C 5.25%, 4/01/11	6,115	6,432,735
New York St Thruway Auth (Personal Income Tax) FSA Series A 5.00%, 3/15/18	7,860	8,135,572
Tobacco Settlement Fin Corp. Series 2008 5.00%, 6/01/12	5,840	6,099,471
Series B-1C 5.50%, 6/01/14	16,590	16,761,707

		372,080,163

North Carolina – 3.4%
North Carolina Eastern Muni Pwr Agy ACA Series B 6.125%, 1/01/09	2,105	2,111,357
Series A 5.00%, 1/01/14-1/01/15	9,410	9,513,508
5.50%, 1/01/11	3,740	3,863,083
Series B 5.70%, 1/01/17	1,880	1,898,706
6.125%, 1/01/09	3,935	3,946,884
Series C 5.25%, 1/01/11	2,765	2,841,314
Series D 6.45%, 1/01/14	630	649,221
North Carolina Eastern Muni Pwr Agy (Prerefunded) Series A 6.00%, 1/01/26	1,720	1,881,491
North Carolina Infra Fin Corp. FSA Series A 5.00%, 2/01/13-2/01/15	22,430	23,821,280
Series A 5.00%, 2/01/13	4,295	4,535,520
North Carolina Muni Pwr Agy No 1 (Catawba Elec Rev) 5.25%, 1/01/14	15,545	15,900,825
AMBAC Series A 5.25%, 1/01/15	5,450	5,610,176
Series A 5.25%, 1/01/15-1/01/17	63,995	64,575,873
5.50%, 1/01/12-1/01/13	13,755	14,234,806

58	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series C 5.25%, 1/01/14-1/01/17	$18,155	$18,360,418
North Carolina Muni Pwr Agy No 1 (Catawba Elec Rev) ETM 5.50%, 1/01/13	4,170	4,408,482

		178,152,944

Ohio – 1.6%
Cincinnati Series A 5.00%, 12/01/15	5,780	6,203,501
Cleveland FGIC Series K 5.25%, 1/01/13	5,000	5,273,750
Cuyahoga Cnty Hosp Fac (Canton Inc Proj) 6.75%, 1/01/10	920	934,830
Hamilton Cnty Sales Tax (Prerefunded) AMBAC Series B 5.75%, 12/01/12-12/01/13	5,145	5,484,364
Hamilton Cnty Sales Tax (Unrefunded) AMBAC Series B 5.75%, 12/01/12-12/01/13	1,310	1,373,580
Montgomery Cnty Hosp Rev (Grandview Hosp & Med Ctr) 5.60%, 12/01/11	1,000	1,037,560
Montgomery Cnty Hosp Rev (Grandview Hosp & Med Ctr) ETM 5.40%, 12/01/09	1,145	1,185,396
Montgomery Cnty Hosp Rev (Grandview Hosp & Med Ctr) (Prerefunded) 5.50%, 12/01/10	2,100	2,176,482
Ohio Series A 5.00%, 6/15/14	2,195	2,346,126
Series I 5.00%, 5/01/14	5,000	5,337,750
Ohio (Common Sch) Series B 5.00%, 9/15/11	1,785	1,884,014
Ohio (Hgr Ed Cap Fac) AMBAC Series A 5.00%, 8/01/11	16,500	17,346,450

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	59

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Ohio St Bldg Auth 5.00%, 4/01/12	$5,000	$5,285,150
Ohio St Bldg Auth (Workers Compensation Fac) FGIC Series A 5.00%, 4/01/12	7,265	7,654,767
Ohio St Hgr Ed Cap Fac Series A 5.20%, 2/01/10	6,890	7,132,115
Ohio St Wtr Dev Auth PCR (Wtr Quality Loan Fund) 5.00%, 6/01/13	5,860	6,260,765
Port Auth Columbiana Cnty SWFR (Liberty Waste Transp LLC Proj) AMT Series A 7.00%, 8/01/21	4,355	4,170,043

		81,086,643

Oklahoma – 1.4%
McGee Creek Auth Wtr Rev MBIA 6.00%, 1/01/23	3,980	4,394,238
Oklahoma Dev Fin Auth (Hillcrest Hlthcare Sys) ETM Series A 5.00%, 8/15/09	1,000	1,021,270
Oklahoma Dev Fin Auth (Hillcrest Hlthcare Sys) (Prerefunded) Series A 5.75%, 8/15/13	2,240	2,323,866
Oklahoma Hsg Fin Agy MFHR AMT Series B-2 6.55%, 3/01/29	30	30,041
Oklahoma Transp Auth AMBAC Series A 5.00%, 1/01/09	9,685	9,731,101
Tulsa Cnty Indl Auth (Capital Impr Rev) FSA Series B 5.00%, 5/15/10-5/15/12	51,315	53,933,249

		71,433,765

Oregon – 0.5%
Clackamas & Washington Cnty (Dist No. 003) FGIC Series B 5.00%, 6/15/12	5,190	5,476,176

60	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Emerald Peoples Util Dist FGIC 7.35%, 11/01/08	$1,265	$1,268,188
Oregon St Dept of Administrative Svs MBIA Series B 5.25%, 5/01/14	1,775	1,865,738
Portland Swr Sys Rev MBIA Series A 5.00%, 6/15/13	5,090	5,399,828
Tri-Cnty Metro Transp Dist MBIA 4.00%, 5/01/14	4,500	4,500,135
5.00%, 5/01/12	1,080	1,140,329
Washington Cnty Sch Dist No. 48 (J Beaverton Ref) FSA 5.00%, 6/01/13	4,600	4,908,430

		24,558,824

Pennsylvania – 6.4%
Allegheny Cnty MBIA Series C-54 5.375%, 11/01/18	3,400	3,680,500
Allegheny Cnty Arpt Rev (Pittsburgh In’l Arpt) AMT MBIA Series A-1 5.75%, 1/01/09	4,310	4,319,482
Allegheny Cnty Hosp Dev Auth (Univ of Pittsburgh Med Ctr) Series 2008A 5.00%, 9/01/14	46,500	48,107,970
Series B 5.00%, 6/15/18	8,200	8,199,426
Allegheny Cnty Hosp Dev Auth (West Pennsylvania Hlth Sys) Series A 5.00%, 11/15/09-11/15/13	23,340	22,159,384
Series B 9.25%, 11/15/22	3,020	3,478,496
Allegheny Cnty Redev Auth (Pittsburgh Mills Proj) 5.10%, 7/01/14	560	552,412
Beaver Cnty IDA PCR (Cleveland Elec Proj) Series 98 3.75%, 10/01/30(b)	13,165	13,165,000
Bucks Cnty IDA (Waste Mangement Inc. Proj) 3.90%, 12/01/22(b)	15,180	14,913,894

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	61

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Central Bucks Sch Dist 5.00%, 5/15/16	$5,000	$5,264,900
Chester Cnty HEFA (Chester Cnty Hosp) Series A 6.75%, 7/01/21	1,320	1,343,760
Pennsylvania 5.00%, 3/01/16	19,040	20,275,315
5.25%, 7/01/14	13,440	14,551,757
FGIC 5.00%, 7/01/12-7/01/13	97,405	103,456,444
5.50%, 2/01/14	5,310	5,789,493
MBIA 5.00%, 9/01/11-2/01/15	33,770	35,768,328
5.25%, 2/01/11-2/01/14	11,970	12,891,271
5.375%, 7/01/16	2,225	2,426,874
Pennsylvania St Pub Sch Bldg Auth Series A 5.00%, 6/01/14	5,370	5,731,831
Philadelphia Parking Auth FSA 5.50%, 9/01/11	1,915	1,979,804
Westmoreland Cnty Muni Auth Muni Svc Rev FGIC 5.00%, 8/15/09	4,135	4,172,835

		332,229,176

Puerto Rico – 2.1%
Comwlth of Puerto Rico Series A 5.25%, 7/01/11	2,135	2,182,397
Govt Dev Bank for Puerto Rico Series B 5.00%, 12/01/13	3,445	3,475,936
Puerto Rico Series A 5.00%, 7/01/30(b)	26,525	26,576,724
Puerto Rico Govt Dev Bank Series B 5.00%, 12/01/08-12/01/10	21,995	22,000,500
Puerto Rico Pub Bldg Auth Series M 5.50%, 7/01/13	15,205	15,618,120
Puerto Rico Pub Fin Corp. Series A 5.75%, 8/01/27(b)	10,145	10,254,059
Univ of Puerto Rico Series P 5.00%, 6/01/12-6/01/14	13,525	13,648,876

62	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series Q 5.00%, 6/01/12-6/01/15	$13,055	$13,094,244

		106,850,856

Rhode Island – 0.3%
Providence Pub Bldg Auth FSA Series A 5.10%, 12/15/09	1,000	1,005,600
Rhode Island Depositors Econ Protection Corp. ETM FSA Series A 5.50%, 8/01/20	1,500	1,589,670
5.75%, 8/01/19	4,940	5,483,548
Series A 6.375%, 8/01/22	5,780	6,492,038

		14,570,856

South Carolina – 1.0%
Greenville Cnty Sch Dist 5.00%, 12/01/10-12/01/15	22,600	23,802,354
Horry Cnty Sch Dist SCSDE Series A 5.375%, 3/01/18	5,285	5,485,354
Lancaster Cnty Assmt Rev (Edenmoor Impr Dist) Series B 5.375%, 12/01/16	3,775	3,411,166
Newberry Investing in Children Ed Newberry Cnty (Sch Dist Proj) 5.25%, 12/01/23-12/01/25	2,315	2,067,557
Richland Cnty Series A 4.60%, 9/01/12	6,335	5,970,864
South Carolina St Pub Svc Auth FSA Series D 5.25%, 1/01/14	2,080	2,194,567
MBIA Series B 5.00%, 1/01/11-1/01/12	7,385	7,739,653

		50,671,515

Tennessee – 0.1%
Memphis-Shelby Cnty Arpt Auth AMBAC Series D 6.25%, 3/01/18	3,000	3,033,120
Memphis-Shelby Cnty Arpt Auth AMT MBIA Series A 6.25%, 2/15/10	1,000	1,025,950

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	63

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tennessee Energy Acquisition Corp. (Prepaid Gas) Series A 5.25%, 9/01/21	$2,115	$1,767,802

		5,826,872

Texas – 8.8%
Arlington ISD 5.00%, 2/15/13	2,000	2,123,760
PSF-GTD 5.00%, 2/15/14-2/15/21	6,265	6,507,002
Austin Elec Util Sys FSA 5.00%, 11/15/13	3,035	3,240,591
Bell Cnty Hlth Fac Dev Corp (Lutheran Gen Hlthcare Sys) ETM 6.50%, 7/01/19	1,000	1,162,840
Brownsville Util Sys Rev AMBAC 6.25%, 9/01/10-9/01/11	2,775	2,990,618
Camino Real Regl Mobility Auth 5.00%, 2/15/14-2/15/22	66,195	67,026,924
Series 2008 5.00%, 8/15/21	5,000	4,718,650
Clear Creek ISD Series A 5.00%, 2/15/16	1,280	1,359,232
Conroe ISD 5.00%, 2/15/16	6,260	6,590,528
Dallas 5.00%, 2/15/11-2/15/14	26,750	28,379,874
Dallas Cnty Util & Reclamation Dist MBIA 5.00%, 2/15/10	4,630	4,701,858
Dallas Wtrwks & Swr Sys Rev (Prerefunded) 5.00%, 10/01/13	2,395	2,457,030
Dallas Wtrwks & Swr Sys Rev (Refunded) 5.00%, 10/01/13	1,225	1,244,000
AMBAC Series 2007 5.00%, 10/01/14	8,295	8,824,138
El Paso FGIC 5.00%, 8/15/12	5,750	6,076,197
Fort Worth ISD 5.00%, 2/15/16	5,000	5,309,500

64	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Fort Worth Wtr & Swr Rev FSA Series A 5.00%, 2/15/11	$5,000	$5,240,650
Harris Cnty (Permanent Impr) Series A 5.25%, 10/01/24	14,000	14,114,380
Harris Cnty (Prerefunded) 5.375%, 10/01/18	1,475	1,575,477
Harris Cnty (Toll Road) Senior Lien FSA 5.375%, 8/15/23	2,770	2,987,362
Harris Cnty (Unrefunded) 5.375%, 10/01/18	920	950,645
Harris Cnty Flood Ctl Dist Series A 5.25%, 10/01/20-10/01/23	11,970	12,899,231
Houston MBIA Series A 5.00%, 3/01/11-3/01/12	32,690	34,269,771
5.25%, 3/01/14	10,040	10,781,153
MBIA Series B 5.25%, 3/01/12	1,720	1,826,176
Houston Hotel Occupancy Tax & Spl Rev (Conventions & Entertainment) AMBAC Series A 5.50%, 9/01/10	3,000	3,129,120
Houston Wtr & Swr Sys Rev Junior Lien Forward FSA Series A 5.00%, 12/01/30	1,610	1,712,316
Houston Wtr & Swr Sys Rev Junior Lien Forward (Prerefunded) AMBAC Series B 5.75%, 12/01/16-12/01/17	5,000	5,441,950
Katy Dev Auth (Metro Contract) Series A 5.75%, 6/01/09	3,020	3,011,665
Lamar Consolidated ISD (Schhouse) PSF-GTD 5.00%, 2/15/12	3,700	3,902,353

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	65

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Lower Colorado River Auth FSA Series 1999 5.875%, 5/15/16	$10,760	$10,975,523
FSA Series A 5.875%, 5/15/16	25	25,790
Magnolia ISD 5.00%, 8/15/16	425	428,744
North Texas Tollway Auth Series 2008H 5.00%, 1/01/38-1/01/42(b)	17,200	17,266,742
Series 2008H-1 5.00%, 1/01/43(b)	49,875	50,239,586
Plano 5.00%, 9/01/13	5,045	5,393,004
Retama Dev Corp Spl Fac Rev (Retama Racetrack) ETM 8.75%, 12/15/13-12/15/15	7,105	8,684,381
SA Energy Acquisition Pub Fac Corp. 5.25%, 8/01/15	1,880	1,683,032
San Antonio Cnty FGIC Series 2006 5.25%, 8/01/12	5,000	5,325,450
San Antonio Elec & Gas Pwr Sys 5.25%, 2/01/14	4,395	4,734,646
5.375%, 2/01/13-2/01/20	7,500	8,027,900
San Antonio Wtr Sys Rev FSA 5.50%, 5/15/18	4,000	4,161,720
Tarrant Cnty Cultural Ed Fac Fin Corp. 5.25%, 11/15/16	1,160	1,071,631
Tarrant Cnty Hlth Fac Dev Corp (Harris Mthodist Hlth Sys) ETM AMBAC Series A 5.125%, 9/01/12	2,255	2,355,190
Texas Series A 5.50%, 10/01/12	1,055	1,123,142
Texas (Prerefunded) 5.25%, 8/01/21	660	675,853
Texas (Unrefunded) 5.25%, 8/01/21	2,215	2,224,259
Texas A & M Univ Rev (Fin Sys) Series B 5.00%, 5/15/12	1,710	1,812,480

66	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas Muni Pwr Agy MBIA Zero Coupon, 9/01/13	$2,345	$1,912,019
5.25%, 9/01/09	1,530	1,563,721
Texas Pub Fin Auth AMBAC 5.00%, 2/01/15	5,000	5,252,050
Texas St Transp Commission 5.00%, 4/01/14-4/01/16	14,985	15,953,106
Series A 5.00%, 4/01/13	6,935	7,375,997
5.25%, 4/01/14	10,185	10,989,717
Texas St Univ Sys FSA 5.25%, 3/15/13	5,320	5,641,328
Univ of Texas Series A 5.25%, 8/15/16	1,125	1,221,424
Series B 5.00%, 8/15/14	5,535	5,938,280
Series D 5.00%, 8/15/14-8/15/16	11,380	12,187,580
Univ of Texas (Prerefunded) Series B 5.375%, 8/15/19	1,270	1,336,840
Williamson Cnty MBIA 5.00%, 2/15/14	5,000	5,306,050

		455,442,176

Utah – 0.1%
Intermountain Pwr Agy, Pwr Sup Rev AMBAC 5.00%, 7/01/10	1,505	1,563,274
FSA Series A 5.00%, 7/01/10	2,870	2,988,617

		4,551,891

Virginia – 1.7%
Amelia Cnty IDA 4.80%, 4/01/27(b)	1,040	1,032,907
Broad Street CDA 7.125%, 6/01/15	3,510	3,596,206
Celebrate North CDD (Spl Assmt Rev) Series B 6.25%, 3/01/18	3,561	3,481,696

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	67

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Hampton MBIA 5.00%, 1/15/15	$5,000	$5,309,300
Norfolk MBIA 5.00%, 3/01/14	3,065	3,258,677
Richmond FSA 5.50%, 1/15/12	4,000	4,262,680
Virginia Coll Bldg Auth 5.00%, 2/01/12	16,585	17,524,872
Virginia Comwlth Brdg of Transp Rev (U.S. Route 58 Corridor Dev) Series B 5.25%, 5/15/11	5,620	5,943,038
Virginia Pub Bldg Auth Series B 5.00%, 8/01/12-8/01/14	25,140	26,798,711
Series C 5.00%, 8/01/12	8,300	8,818,501
Virginia Pub Sch Auth Series A 5.00%, 8/01/14	5,040	5,394,060

		85,420,648

Washington – 9.1%
Central Puget Sound Regl Transp Auth AMBAC Series A 5.00%, 11/01/18	1,015	1,048,840
Cowlitz Cnty Spl Swr Rev (Wastewtr Treatment) FGIC 5.50%, 11/01/19	1,435	1,451,546
Douglas Cnty Sch Dist No. 206 (Eastmont) FGIC 5.75%, 12/01/14	1,150	1,236,974
Energy Northwest AMBAC Series A 5.00%, 7/01/18	5,040	5,181,876
5.25%, 7/01/11	4,505	4,766,733
MBIA Series A 5.25%, 7/01/13	6,545	7,029,461
5.50%, 7/01/12	1,855	1,990,100
5.75%, 7/01/17	7,000	7,352,030
Series 2007 5.00%, 7/01/16	9,355	9,844,828

68	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2008A 5.25%, 7/01/16	$6,395	$6,834,592
Series A 5.00%, 7/01/12-7/01/15	31,130	32,902,445
5.50%, 7/01/13	3,840	4,144,934
Series C 5.00%, 7/01/14-7/01/16	26,260	27,748,288
Series D 5.00%, 7/01/13	5,060	5,352,569
XLCA Series A 5.50%, 7/01/10	1,350	1,411,344
Energy Northwest (Bonneville Pwr Admin) Series 2007C 5.00%, 7/01/16-7/01/17	17,700	18,545,522
Energy Northwest (Columbia Generating) MBIA Series A 5.75%, 7/01/18	2,455	2,562,922
King Cnty Sch Dist No. 1 Seattle Series A 5.00%, 12/01/12-12/01/13	73,650	78,777,347
Seattle 5.00%, 1/01/10	2,285	2,354,761
FSA 5.00%, 8/01/13	9,915	10,569,886
Seattle Muni Light & Pwr Rev 5.625%, 12/01/12-12/01/16	6,590	6,908,213
Tacoma City FSA 5.00%, 1/01/15	20,945	22,293,439
Washington AMBAC 5.00%, 1/01/12-1/01/14	43,250	45,794,727
AMBAC Series A 5.00%, 1/01/14	8,810	9,372,519
AMBAC Series C 5.00%, 1/01/15-1/01/16	17,610	18,690,521
AMBAC Series D 5.00%, 1/01/14	7,610	8,095,899
AMBAC Series E 5.00%, 1/01/13-1/01/14	8,775	9,323,385
FSA 5.00%, 7/01/14-7/01/15	10,550	11,272,565
FSA Series 2007A 5.00%, 7/01/14	6,260	6,694,068
FSA Series B 5.00%, 7/01/13	5,785	6,171,438

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	69

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

FSA Series D 5.00%, 1/01/14	$2,655	$2,831,053
MBIA Series 2004A 5.00%, 7/01/13	2,050	2,182,327
Series 2003A 5.00%, 7/01/13	5,000	5,253,650
Series 2008D 5.00%, 1/01/15	5,980	6,354,707
Series A 5.00%, 7/01/13	10,330	10,996,802
Series B 5.00%, 7/01/13	1,700	1,809,735
Series C 5.00%, 1/01/13-1/01/17	51,490	54,664,775
Washington (Various Purpose) AMBAC Series 2006A 5.00%, 7/01/13	3,435	3,656,729
Washington Hlth Care Fac Auth (Children’s Hosp) FSA 5.25%, 10/01/14	5,425	5,484,298

		468,957,848

Wisconsin – 2.3%
Milwaukee Metro Swr Dist 5.00%, 10/01/16	3,710	3,961,724
Wisconsin AMBAC Series 1 5.00%, 5/01/15-5/01/16	12,830	13,626,045
FGIC Series 3 5.25%, 5/01/13	5,500	5,896,495
FGIC Series E 5.00%, 5/01/15	4,175	4,434,101
FSA Series B 5.25%, 5/01/17	2,000	2,111,800
MBIA Series 1 5.25%, 5/01/13	4,545	4,876,603
5.50%, 5/01/10	5,205	5,427,670
MBIA Series 2 5.00%, 5/01/14	19,965	21,251,345
MBIA Series A 5.00%, 5/01/13	12,570	13,355,374
MBIA Series B 5.00%, 5/01/11-5/01/13	16,390	17,256,907
Wisconsin St Transp Rev AMBAC Series B 5.00%, 7/01/13	4,270	4,520,734

70	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

FGIC 5.00%, 7/01/16	$6,885	$7,250,180
FGIC Series I 5.00%, 7/01/17	2,000	2,092,100
FSA Series A 5.25%, 7/01/14-7/01/16	12,610	13,617,751

		119,678,829

Total Long-Term Municipal Bonds (cost $5,130,787,097)		5,079,855,808

Short-Term Municipal Notes – 0.7%
Alaska – 0.1%
Valdez Marine Term Rev (BP Pipelines, Inc. Proj) Series 03B 4.25%, 7/01/37(f)(g)	2,700	2,700,000
Series 03C 4.25%, 7/01/37(f)(g)	3,000	3,000,000

		5,700,000

California – 0.1%
California (Daily Kindergarten Univ) Series A-2 3.75%, 5/01/34(f)(g)	2,100	2,100,000
California Dept of Wtr Res (Pwr Sup Rev) 5.05%, 5/01/22(f)(g)	1,200	1,200,000
Series F-4 3.95%, 5/01/22(g)	1,000	1,000,000

		4,300,000

Colorado – 0.1%
Colorado Ed & Cultural Fac Auth (Natl Jewish Fed Bd Prog) 4.25%, 7/01/29(f)(g)	2,000	2,000,000
4.25%, 9/01/35(g)	1,300	1,300,000
Colorado Ed & Cultural Fac Auth (Natll Jewish Fed Bd Prog) 4.25%, 9/01/33(g)	725	725,000

		4,025,000

Florida – 0.1%
Alachua Cnty Hlth Fac Auth Series 02A 5.50%, 12/01/12(f)(g)	3,700	3,700,000
Orange Cnty IDA (Catholic Charities Ctr) 5.50%, 7/01/37(f)(g)	1,800	1,800,000

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	71

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Orange Cnty IDA (Lake Highland Prep Sch) 7.25%, 8/01/32(g)	$400	$400,000

		5,900,000

Illinois – 0.1%
Chicago Brd of Ed FSA Series C1 4.60%, 3/01/31(f)(g)	3,900	3,900,000

Mississippi – 0.0%
Mississippi Business Fin Commission (Chevron USA Inc. Proj) 4.50%, 12/01/30(g)	500	500,000

New York – 0.1%
New York City Muni Wtr Fin Auth 4.50%, 6/15/32(f)(g)	6,650	6,650,000

South Carolina – 0.1%
South Carolina Jobs EDA (South Carolina St Univ Hsg) Series A 7.25%, 3/01/27(f)(g)	3,135	3,134,487

Total Short-Term Municipal Notes (cost $34,109,487)		34,109,487

Total Investments – 99.2% (cost $5,164,896,584)		5,113,965,295
Other assets less liabilities – 0.8%		42,439,393

Net Assets – 100.0%		$5,156,404,688

INTEREST RATE SWAP TRANSACTIONS (see Note 1.M)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$22,255	2/12/12	BMA	*	3.548%	$451,472

*	Variable interest rate based on the Securities Industry & Financial Markets Association, formerly the Bond Market Association (BMA).

(a)	Floating Rate Security. Stated interest rate was in effect at September 30, 2008.

(b)	Variable rate coupon, rate shown as of September 30, 2008.

(c)	Illiquid security.

72	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

(d)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(e)	When-Issued or delayed delivery security.

(f)	Position, or a portion thereof, has been segregated to collateralize when issued and/or delayed delivery securities.

(g)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of September 30, 2008, the Portfolio held 50.3% of net assets in insured bonds (of this amount 8.4% represents the Portfolio’s holding in pre-refunded bonds).

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	73

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2008

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 99.2%
Long-Term Municipal Bonds – 97.8%
New York – 78.9%
Albany Cnty FGIC 5.00%, 10/01/12	$855	$881,231
Babylon Waste Fac FGIC 9.00%, 8/01/09	1,550	1,629,562
Erie Cnty IDA Sch Fac Rev (Buffalo City Sch Dist Proj) FSA 5.00%, 5/01/14	1,120	1,195,074
5.75%, 5/01/24	1,520	1,595,164
FSA Series A 5.00%, 5/01/16	1,210	1,290,840
Long Island Pwr Auth AMBAC 5.25%, 4/01/09	4,550	4,601,415
AMBAC Series A 5.50%, 12/01/09	1,180	1,218,846
MBIA Series D 5.00%, 9/01/12	10,115	10,578,166
MBIA Series F 5.00%, 5/01/13-5/01/16	34,410	35,770,630
Series A 5.00%, 6/01/09	7,500	7,603,125
Metro Transp Auth AMBAC Series A 5.50%, 11/15/18	5,325	5,478,467
FGIC Series A 5.25%, 11/15/15-11/15/16	12,965	13,777,564
MBIA Series E 5.00%, 11/15/10	10,150	10,594,875
Series B 5.00%, 11/15/16-11/15/17	6,645	6,894,441
Metro Transp Auth (Commuter Fac ETM) AMBAC Series B 5.00%, 7/01/20	535	543,432
MBIA Series A 6.10%, 7/01/09	1,495	1,537,757
Metro Transp Auth (Dedicated Tax Fd) FSA Series A 5.25%, 11/15/12-4/01/15	15,285	16,612,917

74	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

MBIA Series A 5.00%, 11/15/11	$1,865	$1,961,495
5.25%, 11/15/13	2,660	2,845,375
Metro Transp Auth (New York Svc Contract Transp Fac Rev) AMBAC Series B-1 5.00%, 7/01/18	1,000	1,059,120
Metro Transp Auth (New York Svc Contract) MBIA Series B 5.50%, 1/01/13	4,090	4,384,766
Nassau Cnty AMBAC Series A 5.50%, 7/01/10	1,120	1,169,717
6.00%, 7/01/11	1,000	1,074,040
FGIC Series A 6.00%, 7/01/12-7/01/13	2,000	2,182,300
MBIA 5.40%, 1/15/10	1,090	1,120,694
Nassau Cnty IDA (North Shore Long Island Jewish Hlth Sys) 5.625%, 11/01/10	385	392,111
Nassau Cnty Interim Fin Auth AMBAC 5.375%, 11/15/15-11/15/16	2,945	3,132,798
AMBAC Series A 5.00%, 11/15/12-11/15/13	6,860	7,359,012
AMBAC Series B 5.00%, 11/15/12-11/15/14	10,190	10,878,312
AMBAC Series H 5.25%, 11/15/13	1,745	1,896,222
New York City 5.00%, 3/01/10-8/15/16	58,240	60,507,773
5.25%, 9/01/16(a)	15,230	15,941,393
5.25%, 9/01/14-8/01/15	7,910	8,327,590
5.50%, 8/01/13	7,935	8,416,178
FSA 5.25%, 8/01/12-8/01/14	13,615	14,505,230
MBIA-IBC 5.00%, 8/01/13-8/01/23	7,030	7,178,449
5.75%, 8/01/11	7,570	8,039,037
Series 4B 5.00%, 8/01/10	1,125	1,163,059
Series 4G 5.00%, 8/01/12	3,910	4,088,257
Series C 5.00%, 1/01/15-1/01/16	6,625	6,836,067
5.50%, 8/01/14	6,870	7,247,438

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	75

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series E 5.00%, 8/01/16	$5,500	$5,664,780
Series F 5.25%, 8/01/16	3,335	3,414,406
Series G 5.00%, 8/01/10-8/01/11	2,540	2,634,018
Series H 5.00%, 8/01/11	1,080	1,125,274
Series I 5.00%, 8/01/10	5,265	5,443,115
Series Ser A 5.00%, 8/01/10	4,365	4,512,668
5.25%, 8/01/17	5,705	5,848,652
Series Ser B 5.00%, 8/01/10	2,615	2,703,465
Series Ser I
5.00%, 8/01/14	2,700	2,813,319
New York City (Prerefunded) Series C 5.50%, 9/15/19	900	987,570
XLCA-ICR 6.50%, 5/15/17	2,740	2,942,459
New York City (Unrefunded) Series C 5.50%, 9/15/19	100	102,210
New York City Hlth & Hosp Corp. (New York City Oblig) AMBAC 5.00%, 2/15/10	9,475	9,703,442
New York City Hlth & Hosp Corp. (New York City) 5.00%, 2/15/14	10,215	10,524,310
New York City IDA (Agysterminal One Grp Assn Proj) 5.00%, 1/01/09	3,075	3,083,794
New York City IDA (Magen David Yeshivah Proj) ACA 4.99%, 6/15/13	5,360	5,241,651
New York City IDA (Polytech Univ Proj) 5.75%, 11/01/11	2,120	2,274,718
6.00%, 11/01/20	1,045	1,126,510

76	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York City IDA (Polytech Univ Proj) (Prerefunded) 5.75%, 11/01/12	$1,655	$1,775,782
New York City Muni Wtr Fin Auth 5.00%, 6/15/12-6/15/19	16,540	17,212,380
5.50%, 6/15/17	2,460	2,578,080
6.00%, 6/15/09-6/15/10	2,880	3,001,028
AMBAC 5.875%, 6/15/13	1,775	1,972,380
New York City TFA 5.00%, 11/01/11-5/01/26	82,920	88,156,896
5.25%, 2/01/13-2/01/21	16,845	17,800,331
5.50%, 2/01/17-2/15/17	5,555	5,797,763
AMBAC 5.25%, 8/01/20	3,000	3,106,764
FGIC-TCRS 5.00%, 11/01/13	18,405	19,731,816
5.50%, 11/01/13	7,075	7,630,458
FSA 5.25%, 2/01/14	7,800	8,307,858
MBIA 5.25%, 2/01/20	6,425	6,564,037
MBIA Series E 5.25%, 2/01/21	2,000	2,029,200
MBIA-IBC 5.375%, 2/01/14	3,610	3,835,697
Series 02A 5.50%, 11/01/26(b)	17,885	18,892,820
Series B 5.25%, 2/01/29(b)	17,640	18,383,702
New York City TFA (Prerefunded) 5.50%, 2/01/17	5,945	6,362,577
New York Liberty Dev Corp. (National Sports Museum Proj) 6.125%, 2/15/19(c)	2,250	782,933
New York Loc Govt Assistance Corp. 5.00%, 4/01/12-4/01/15	58,595	62,521,751
FGIC 5.00%, 4/01/15	1,355	1,368,550
FSA 5.00%, 4/01/13	4,230	4,509,857
New York Mtg Agy 4.50%, 4/01/23	3,370	3,252,758
5.50%, 10/01/28	820	746,536

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	77

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Brdg Auth 5.00%, 1/01/17	$4,575	$4,690,244
New York St Dorm Auth 4.00%, 2/15/13-8/15/15	9,035	8,928,508
5.00%, 7/01/10-3/15/18	105,380	110,909,324
AMBAC 5.00%, 7/01/09	1,005	1,020,387
AMBAC Series Ser 5.25%, 7/01/18	1,000	1,033,510
FSA 5.00%, 2/15/16	3,830	4,057,081
5.75%, 8/15/11-7/01/13	1,220	1,265,692
5.875%, 2/15/13	90	95,520
MBIA 5.25%, 2/15/13	110	111,372
MBIA-IBC 5.20%, 2/15/16	6,820	6,950,679
New York St Dorm Auth (City Univ) 5.75%, 7/01/09	500	511,625
AMBAC 5.75%, 7/01/09	1,605	1,644,724
6.125%, 7/01/12	1,000	1,056,540
FGIC 5.00%, 7/01/16	14,015	14,608,115
FGIC-TCRS 5.50%, 5/15/09	4,055	4,122,840
FSA 5.75%, 7/01/09	1,030	1,056,656
MBIA-IBC 5.875%, 5/15/11	6,625	7,091,996
New York St Dorm Auth (Lease Rev) FGIC 5.50%, 7/01/17	1,640	1,752,520
MBIA 5.00%, 7/01/14	6,355	6,758,352
New York St Dorm Auth (Mental Health) 5.70%, 2/15/09	15	15,172
FSA 5.875%, 2/15/13	10	10,613
MBIA 5.00%, 8/15/17	480	485,074
New York St Dorm Auth (Mental Hlth Svc Fac) 5.00%, 2/15/09-2/15/10	8,600	8,734,033

78	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Dorm Auth (Mental Hlth Svc Fac) (Prerefunded) FSA 5.75%, 8/15/11-2/15/12	$2,075	$2,197,570
5.875%, 2/15/13	2,205	2,340,233
New York St Dorm Auth (Mental Hlth Svc Fac) (Unrefunded) Series Ser 6.50%, 2/15/09	1,505	1,524,129
New York St Dorm Auth (Montefiore Med Center) 5.00%, 8/01/14	1,000	1,036,210
New York St Dorm Auth (Mount Sinai NYU Hlth) 5.00%, 7/01/11	4,060	4,066,252
New York St Dorm Auth (New York medical College) MBIA 5.25%, 7/01/11	1,085	1,097,293
New York St Dorm Auth (New York State) 3.875%, 2/15/12	1,000	1,001,690
New York St Dorm Auth (NY Univ) MBIA 5.00%, 7/01/11	1,815	1,906,440
5.75%, 7/01/12	1,540	1,670,099
MBIA Series A 6.00%, 7/01/18	1,000	1,118,040
New York St Dorm Auth (Personal Income Tax) 5.375%, 3/15/21	5,220	5,664,796
AMBAC 5.00%, 3/15/15	1,650	1,748,736
FGIC 5.50%, 3/15/14	4,750	5,079,650
FSA 5.00%, 3/15/13	2,525	2,693,720
New York St Dorm Auth (Service Contract) MBIA-IBC 5.20%, 2/15/14	1,140	1,158,183

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	79

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Dorm Auth (SONYMA) SONYMA 5.00%, 11/01/11	$3,875	$3,960,715
New York St Dorm Auth (SUNY) 5.25%, 11/15/13	4,965	5,240,607
5.375%, 7/01/19	1,400	1,509,144
FGIC 5.50%, 7/01/20	1,000	1,068,610
MBIA 5.00%, 7/01/15	4,725	5,001,601
Series Ser 5.25%, 11/15/23(b)	4,960	5,173,429
New York St Dorm Auth (Wintrop South Nassau Univ Health Systems Oblig Group) AMBAC Series Ser 5.25%, 7/01/19	1,325	1,363,862
New York St Energy Research & Dev Auth (New York St Elec & Gas Corp. Proj) MBIA Series C 3.245%, 4/01/34(b)+	17,725	17,572,565
New York St Enviro Fac (Muni Wtr Proj) 5.00%, 6/15/18-6/15/25	18,785	18,545,453
5.25%, 6/15/14	1,740	1,885,725
5.50%, 6/15/15	6,535	7,186,343
FGIC 5.00%, 12/15/23	1,060	1,044,397
New York St Enviro Fac (Personal Income Tax) FGIC 5.25%, 1/01/19	2,310	2,486,923
New York St Enviro Fac (Wtr Rev Fd) (Prerefunded) 5.75%, 6/15/11	1,490	1,606,294
New York St Enviro Fac (Wtr Revolv Fd) 5.375%, 11/15/18	1,485	1,523,298
New York St Enviro Fac (Wtr Revolv Fd) (Prerefunded) 5.15%, 10/15/19	185	188,844
5.875%, 7/15/20	440	456,799

80	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Enviro Fac (Wtr Revolv Fd) (Unrefunded) 4.95%, 6/15/10	$1,730	$1,731,938
New York St Enviro Fac (Wtr Revolv Fndtn) 5.00%, 6/15/15	3,300	3,468,795
New York St Enviro Fac (Wtr Revolv Fndtn) (Unrefunded) 5.20%, 12/15/15	225	225,274
5.875%, 7/15/20	4,560	4,691,374
New York St Enviro Fac Corp. (Muni Wtr Proj) 5.00%, 6/15/14-6/15/16	7,865	8,418,370
New York St Enviro Fac Corp. (Wtr Rev) (Prerefunded) 5.75%, 6/15/11	4,770	5,142,298
New York St Enviro Fac Corp. (Wtr Rev) (Unrefunded) 5.75%, 6/15/11	745	799,318
New York St Hsg Fin Agy MBIA-IBC 5.50%, 9/15/18	2,720	2,754,381
New York St Pwr Auth MBIA 5.00%, 11/15/16	6,090	6,512,646
Series Ser A 5.00%, 11/15/20	2,680	2,875,292
New York St Thruway Auth 5.00%, 3/15/14-4/01/17	23,160	24,280,780
AMBAC 5.00%, 1/01/13-1/01/14	12,285	12,983,266
5.25%, 4/01/11-4/01/12	17,475	18,527,399
FSA 5.00%, 3/15/14	3,625	3,874,037
MBIA 5.25%, 4/01/12-4/01/14	11,695	12,493,224
New York St Thruway Auth (Hwy & Brdg Trust Fund) AMBAC 5.25%, 4/01/14	3,190	3,417,415
FGIC Series B 5.00%, 4/01/13-4/01/16	26,915	28,365,542

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	81

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

FSA 5.00%, 4/01/12	$1,415	$1,499,051
FSA Series 5B 5.00%, 4/01/14	64,440	68,735,570
FSA Series B 5.00%, 4/01/15	15,785	16,828,704
MBIA 5.00%, 4/01/24	1,060	1,028,857
5.25%, 4/01/13	2,235	2,388,679
MBIA Series C 5.25%, 4/01/11	4,625	4,865,315
New York St Thruway Auth (Personal Income Tax) 5.00%, 3/15/16	9,410	9,992,197
AMBAC 5.00%, 3/15/15	10,170	10,808,269
FSA 5.00%, 3/15/15	5,215	5,572,958
FSA Series A 5.00%, 3/15/18	1,930	1,997,666
New York St Thruway Auth (Service Contract) 5.50%, 4/01/12	3,720	3,970,282
MBIA 5.10%, 4/01/10	1,050	1,082,140
New York St Urban Dev Corp. (Service Contract) 5.00%, 3/15/16-1/01/19	5,570	5,747,883
AMBAC 5.00%, 12/15/20	6,265	6,382,093
XLCA Series Ser 5.25%, 1/01/11	2,310	2,416,260
New York State Dorm Auth (Mental Health) 5.00%, 2/15/16	10,215	10,661,906
Niagara Falls Brdg Commission FGIC 6.30%, 10/01/12	4,670	5,199,531
Onondaga Cnty 5.70%, 4/01/09-4/01/11	5,200	5,423,885
Port Auth of NY & NJ (Cons 117th) FGIC 5.125%, 11/15/15	1,355	1,365,054

82	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Port Auth of NY & NJ (Cons 126th) FGIC 5.25%, 11/15/08	$11,570	$11,586,082
5.50%, 11/15/09-11/15/10	18,850	19,510,532
Port Auth of NY & NJ (JFK Intl Air Term 6) MBIA 6.25%, 12/01/08	2,090	2,093,239
Tobacco Settlement Fin Corp. 5.00%, 6/01/09-6/01/11	15,865	16,338,183
5.50%, 6/01/15-6/01/16	16,755	17,201,874
Series 2008 5.00%, 6/01/12	8,000	8,355,440
Series A-1 5.50%, 6/01/15	3,750	3,831,450
Series B-1C 5.50%, 6/01/14	16,465	16,635,413
Triborough Brdg & Tunnel Auth 5.00%, 11/15/11-11/15/16	39,975	42,522,240
5.25%, 11/15/12-11/15/15	9,220	9,952,512
5.50%, 1/01/17	9,370	10,185,940
MBIA 5.125%, 1/01/18	8,165	8,296,946
Triborough Brdg & Tunnel Auth (Conv Ctl Proj) 6.00%, 1/01/11	1,490	1,578,580
Triborough Brdg & Tunnel Auth (Gen Purpose) 5.00%, 1/01/20	1,000	1,008,260
5.25%, 1/01/17	5,025	5,210,925
5.50%, 1/01/12	11,065	11,567,794
Triborough Brdg & Tunnel Auth (Ref Gen) 5.25%, 11/15/13	8,380	9,073,445
Ulster Cnty IDA (Kingston Regional Senior Living Corp. – Woodland Pond at New Paltz Proj) 5.25%, 9/15/16	975	911,128
Yonkers MBIA 5.00%, 8/01/12-8/01/14	7,800	8,160,558

		1,487,554,671

Arizona – 0.2%
Pima Cnty IDA (Horizon Comnty Learning Ctr) 4.45%, 6/01/14	795	746,704

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	83

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Watson Road CFD (Spl Assmt Rev) 4.70%, 7/01/09	$805	$797,940
Yavapai Cnty IDA (Waste Management Inc. Proj) Series 2007A 4.25%, 3/01/28(b)	2,190	2,137,506

		3,682,150

California – 0.2%
California Statewide CDA (Kaiser Permanente) Series E 3.875%, 4/01/32(b)	3,075	3,099,692

Colorado – 0.2%
Denver City & Cnty (Arpt Rev) AMT Series D 7.75%, 11/15/13	885	944,552
Todd Creek Farms Metro Dist No. 1 5.60%, 12/01/14	2,765	2,627,939

		3,572,491

Florida – 2.4%
Amelia Walk CDD Series B 5.20%, 5/01/14	795	701,246
Arborwood CDD (Centex Homes Proj) Series A-2 5.25%, 5/01/36	1,455	1,030,635
Series B 5.25%, 5/01/16	2,245	1,927,692
Bartram Park CDD (Spl Assmt) 4.875%, 5/01/15	880	750,165
Beacon Tradeport CDD (Spl Assmt Indl Proj) Series B 7.125%, 5/01/22	1,180	1,144,553
Concorde Estates CDD Series 04B 5.00%, 5/01/11	715	688,245
Dupree Lakes CDD 5.00%, 11/01/10	400	379,672
Durbin Crossing CDD Series 1 5.25%, 11/01/15	3,290	2,841,474

84	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Durbin Crossing CDD (Spl Assmt) Series B-2 4.875%, 11/01/10	$2,425	$2,298,245
Fiddlers Creek CDD No. 2 (Spl Assmt) Series B 5.75%, 5/01/13	950	877,183
Fishhawk CDD II (Spl Assmt) Series B 5.125%, 11/01/09	595	588,967
Gateway CDD (Sun City Ctr) Series 03B 5.50%, 5/01/10	545	534,536
Hammock Bay CDD (Spl Assmt) Series B 5.375%, 5/01/11	65	63,092
Heritage Isle Viera CDD 5.00%, 11/01/13	2,065	1,838,139
Heritage Plantation CDD Series B 5.10%, 11/01/13	955	849,578
Lakewood Ranch Stewardship CDD Series B 5.00%, 5/01/13	235	210,290
Landmark at Doral CDD Series B 5.20%, 5/01/15(c)	1,710	1,175,488
Live Oak CDD No. 2 Series B 5.00%, 11/01/09	830	800,859
Miami Beach Hlth Fac Auth (Mount Sinai Med Ctr) 6.75%, 11/15/24	3,300	2,924,196
Middle Village CDD (Spl Assmt) Series B 5.00%, 5/01/09	175	173,355
Midtown Miami CDD Series 04A 6.00%, 5/01/24	1,405	1,213,147

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	85

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Monterra CDD (Spl Assmt) Series B 5.00%, 11/01/10	$2,900	$2,023,185
5.125%, 11/01/14	1,500	1,043,250
Overoaks CDD (Capital Impr Rev) Series 4B 5.125%, 5/01/09	905	892,366
Palm Glades CDD Series B 4.85%, 8/01/11	1,065	995,700
Parkway Ctr CDD (Spl Assmt Ref) Series B 5.625%, 5/01/14	2,045	1,851,891
Paseo CDD 5.00%, 2/01/11	915	862,552
Polk Cnty Sch Dist FSA 5.00%, 10/01/16	2,665	2,777,250
Quarry CDD (Spl Assmt) 5.25%, 5/01/16	2,570	2,218,707
Ridgewood Trails CDD Series B 5.20%, 5/01/12	2,725	2,510,324
Six Mile Creek CDD 5.50%, 5/01/17	1,375	1,122,866
Sterling Hill CDD (Capital Impr Rev) Series B 5.50%, 11/01/10	190	186,135
Stoneybrook South CDD Series B 5.45%, 11/01/15	4,300	3,759,877
Tern Bay CDD (Capital Impr Rev) Series B 5.00%, 5/01/15(c)	1,475	873,937
Venetian CDD (Capital Impr) Series B 5.95%, 5/01/12	205	198,276

86	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Verano Ctr CDD (Infra Proj) Series B 5.00%, 11/01/13	$1,835	$1,612,983

		45,940,056

Georgia – 0.3%
Main Street Natural Gas Inc. (Prepaid Gas) Series A 5.00%, 3/15/17	6,975	6,624,646

Guam – 0.3%
Guam Govt Wtrwks Auth 5.00%, 7/01/11	2,160	2,156,544
Guam Govt Wtrwks Auth (Prerefunded) COP 5.18%, 7/01/15	3,049	3,157,933

		5,314,477

Illinois – 1.4%
Bolingbrook (Sales Tax Rev) 5.75%, 1/01/15(d)	2,000	1,956,800
Chicago FSA Series A 5.00%, 1/01/15	18,630	19,617,763
Cortland Spl Svc Area No. 10 5.125%, 3/01/14	4,012	3,766,947
Cortland Spl Tax Rev (Sheaffer Sys Proj) 5.50%, 3/01/17	1,307	1,052,958
Pingree Grove Village Special Tax (Cambridge Lakes Proj) Series 5-1 5.25%, 3/01/15	866	827,896

		27,222,364

Indiana – 0.7%
Indiana Bond Bank (Gas Rev Bonds) 5.25%, 10/15/18	4,895	4,687,795
Indiana Bond Bank (Prepaid Gas) 5.25%, 10/15/21	5,850	5,346,958
South Bend Econ Dev (One Michiana Square Proj) 4.876%, 10/01/09(b)	3,110	3,045,623

		13,080,376

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	87

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Louisiana – 0.2%
Isabella Lakes CDD 6.00%, 8/01/22	$1,515	$1,303,763
Juban Park CDD 5.15%, 10/01/14	2,200	2,057,682
Whispering Spring Dev Dist 5.20%, 10/01/21	1,500	1,257,345

		4,618,790

Nevada – 0.6%
Clark Cnty Sch Dist Series B 5.00%, 6/15/17	3,620	3,786,013
Clark Cnty Spl Impr (Dist No. 142) 4.75%, 8/01/09	2,875	2,851,626
Henderson Loc Impr Dist No. T-16 4.625%, 3/01/12	535	400,731
Henderson Loc Impr Dist No. T-18 4.35%, 9/01/09	950	920,522
Las Vegas Spl Impr Dist No. 607 5.00%, 6/01/10	1,855	1,800,964
5.35%, 6/01/12	1,360	1,280,970

		11,040,826

North Carolina – 0.3%
North Carolina Eastern Muni Pwr Agy 5.375%, 1/01/10-1/01/17	4,745	4,782,247

Ohio – 0.3%
Ohio St Air Quality Dev Auth (Cleveland Pollution Ctl) Series B 3.75%, 10/01/30(b)	5,110	5,110,000
Port Auth Columbiana Cnty SWFR (Liberty Waste Transp LLC Proj) AMT Series A 7.00%, 8/01/21	1,470	1,407,569

		6,517,569

Pennsylvania – 0.6%
Allegheny Cnty Hosp Dev Auth (West Pennsylvania Hlth Sys) Series 07A 5.00%, 11/15/17	9,845	8,280,137

88	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Beaver Cnty IDA PCR (Cleveland Elec Proj) Series 98 3.75%, 10/01/30(b)	$1,075	$1,075,000
Montgomery Cnty IDA (Whitemarsh Continuing Care Ret Comnty) 6.00%, 2/01/21	1,515	1,380,574

		10,735,711

Puerto Rico – 9.9%
Govt Dev Bank for Puerto Rico 5.00%, 12/01/11-12/01/12	11,450	11,648,313
Series B 5.00%, 12/01/13	4,410	4,449,602
Puerto Rico 5.00%, 7/01/13	4,980	5,010,926
5.25%, 7/01/14	1,295	1,308,313
MBIA 6.25%, 7/01/09	1,810	1,861,712
MBIA-IBC Series A 5.50%, 7/01/15	6,575	6,806,374
Series A 5.00%, 7/01/30(b)	1,300	1,302,535
Puerto Rico Elec Pwr Auth 5.25%, 7/01/13-7/01/15	12,425	12,808,843
5.50%, 7/01/16-7/01/19	12,920	13,109,550
MBIA 5.00%, 7/01/32	26,210	28,091,092
5.50%, 7/01/16	3,695	3,836,149
Puerto Rico Hwy & Transp Auth 5.00%, 7/01/40-7/01/45	33,185	35,656,241
Puerto Rico Infra Fin Auth AMBAC 5.50%, 7/01/14	14,765	15,322,379
Puerto Rico Pub Bldg Auth 5.25%, 7/01/11	5	5,283
5.75%, 7/01/15	6,905	7,126,029
GTD 5.00%, 7/01/28(b)	1,000	1,001,950
Series C 5.25%, 7/01/11	1,740	1,778,628
Puerto Rico Pub Bldg Auth (Ref Govt Fac) AMBAC 5.00%, 7/01/36(b)	8,935	8,877,190
Puerto Rico Pub Fin Corp. Series A 5.75%, 8/01/27(b)	6,415	6,483,961

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	89

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico Pub Fin Corp. (Comwlth Appropriated) AMBAC 5.25%, 8/01/30(b)	$3,595	$3,595,827
FGIC Series A 5.25%, 8/01/31(b)	14,665	14,668,373
Univ of Puerto Rico 5.00%, 6/01/13	1,015	1,025,434

		185,774,704

South Carolina – 0.1%
Lancaster Cnty Assmt Rev (Edenmoor Impr Dist) Series B 5.375%, 12/01/16	1,174	1,060,850

Tennessee – 0.8%
Tennessee Energy Acquisition Corp. (Prepaid Gas) Series A 5.25%, 9/01/21	17,375	14,522,720

Virginia – 0.4%
Broad Street CDA 7.125%, 6/01/15	1,785	1,828,840
Celebrate North CDD (Spl Assmt Rev) Series B 6.25%, 3/01/18	1,750	1,711,027
Louisa IDA Pollution Ctl (Virginia Elec & Pwr Co.) 5.25%, 12/01/08	4,940	4,954,079

		8,493,946

Total Long-Term Municipal Bonds (cost $1,864,930,964)		1,843,638,286

Short-Term Municipal Notes – 1.4%
New York – 1.2%
Franklin Cnty IDA (Trudeau Institute Inc. Proj) 7.20%, 12/01/20(e)(f)	1,610	1,610,000
New York City Capital Res Corp. 7.20%, 1/01/26-5/01/37(e)(f)	2,720	2,720,000
New York City Muni Wtr Fin Auth 4.50%-4.50%, 6/15/32-6/15/38(f)	6,200	6,200,000
Series A-1 4.15%, 6/15/32(e)(f)	2,500	2,500,000

90	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York City TFA Series B 4.15%, 2/01/31(e)(f)	$7,400	$7,400,000
New York City TFA (NYC Recovery) 4.15%, 11/01/22(e)(f)	2,760	2,760,000

		23,190,000

Florida – 0.2%
Sandy Creek CDD Series B 5.50%, 5/01/15	2,935	2,593,777

Total Short-Term Municipal Notes (cost $26,125,628)		25,783,777

Total Investments – 99.2% (cost $1,891,056,592)		1,869,422,063
Other assets less liabilities – 0.8%		15,768,996

Net Assets – 100.0%		$1,885,191,059

(a)	When-Issued or delayed delivery security.

(b)	Variable rate coupon, rate shown as of September 30, 2008.

(c)	Illiquid security.

(d)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(e)	Position, or a portion thereof, has been segregated to collateralize when issued and/or delayed delivery securities.

(f)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

+	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2008 and the aggregate market value of these securities amounted to $17,572,565 or 0.9% of net assets.

As of September 30, 2008, the Portfolio held 45.5% of net assets in insured bonds (of this amount 9.4% represents the Portfolio’s holding in pre-refunded bonds).

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	91

Intermediate New York Municipal Portfolio—Portfolio of Investments

Glossary:

ACA – ACA Capital

AMBAC – American Bond Assurance Corporation

AMT – Alternative Minimum Tax (subject to)

CDA – Community Development Administration

CDD – Community Development District

CFD – Community Facilities District

COP – Certificate of Participation

ETM – Escrow to Maturity

FGIC – Financial Guaranty Insurance Company

FSA – Financial Security Assurance Inc.

IDA – Industrial Development Authority/Agency

MBIA – Municipal Bond Investors Assurance

PCR – Pollution Control Revenue Bond

SONYMA – State of New York Mortgage Agency

SWFR – Solid Waste Facility Revenue

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

92	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2008

	California Municipal Portfolio		Diversified Municipal Portfolio	New York Municipal Portfolio
Assets
Investments in securities at value	$1,388,946,775		$5,113,965,295	$1,869,422,063
Cash in bank	7,388		10,504,463	31,019
Receivables:
Interest	19,232,993		67,613,184	26,070,186
Investment securities sold	12,505,000		883,499	10,346,024
Capital shares sold	2,725,543		14,088,539	4,420,814
Appreciation of interest rate swap agreements	– 0	–	451,472	– 0	–

Total assets	1,423,417,699		5,207,506,452	1,910,290,106

Liabilities
Payables:
Dividends to shareholders	1,225,249		4,492,168	1,627,435
Investment securities purchased	– 0	–	29,739,360	16,805,937
Capital shares redeemed	3,988,428		14,221,533	5,618,612
Management fee	585,962		1,903,627	760,983
Shareholder servicing fee	116,679		431,174	154,304
Distribution fee	27,479		48,697	34,923
Transfer Agent fee	8,120		19,129	5,367
Accrued expenses	107,031		246,076	91,486

Total liabilities	6,058,948		51,101,764	25,099,047

Net Assets	$1,417,358,751		$5,156,404,688	$1,885,191,059

Cost of investments	$1,402,747,213		$5,164,896,584	$1,891,056,592

Net Assets Consist of:
Capital stock, at par*	$101,496		$373,413	$138,565
Additional paid-in capital	1,427,851,418		5,202,027,338	1,901,528,426
Undistributed net investment income/(excess distributions)	(147,790)		21,443	2,226
Accumulated net realized gain on investment transactions	3,354,065		4,462,311	5,156,371
Unrealized depreciation of investments and interest rate swaps	(13,800,438)		(50,479,817)	(21,634,529)

	$1,417,358,751		$5,156,404,688	$1,885,191,059

*	The Sanford C Bernstein Fund, Inc. has authorized 9 billion shares of common stock with par value of $.001 per share.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	93

Statements of Assets and Liabilities

	California Municipal Portfolio	Diversified Municipal Portfolio	New York Municipal Portfolio
Calculation of Maximum Offering Price
Municipal Class Shares
Net Assets	$1,363,735,918	$5,065,599,375	$1,817,153,901
Shares of capital stock outstanding	97,656,137	366,839,127	133,562,106

Net asset value and offering price per share	$13.96	$13.81	$13.61

Class A Shares
Net Assets	$29,827,001	$46,537,498	$38,507,543
Shares of capital stock outstanding	2,136,037	3,369,246	2,831,367

Net asset value and redemption price per share	$13.96	$13.81	$13.60
Sales charge—4.25% of public offering price	0.62	0.61	0.60

Maximum offering price	$14.58	$14.42	$14.20

Class B Shares
Net Assets	$6,379,973	$11,674,456	$11,912,110
Shares of capital stock outstanding	456,837	845,043	876,196

Net asset value and offering price per share	$13.97	$13.82	$13.60

Class C Shares
Net Assets	$17,415,859	$32,593,359	$17,617,505
Shares of capital stock outstanding	1,247,293	2,359,441	1,295,306

Net asset value and offering price per share	$13.96	$13.81	$13.60

See notes to financial statements.

94	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Statements of Assets and Liabilities

STATEMENTS OF OPERATIONS

Year Ended September 30, 2008

	California Municipal Portfolio	Diversified Municipal Portfolio	New York Municipal Portfolio
Investment Income
Income:
Interest	$58,526,261	$202,930,594	$75,475,038

Total income	58,526,261	202,930,594	75,475,038

Expenses:
Management fee (see Note 2A)	7,096,169	22,491,370	9,019,485
Shareholder servicing fee (see Note 2B)	1,414,368	5,052,989	1,828,068
Custodian fee	244,366	483,791	284,526
Transfer Agent fee—Non-Retail Class	40,573	152,194	57,583
Transfer Agent fee—Class A	13,452	18,244	16,570
Transfer Agent fee—Class B	4,813	9,556	10,063
Transfer Agent fee—Class C	9,240	17,858	9,794
Distribution fees—Class A	75,716	104,636	90,923
Distribution fees—Class B	89,027	184,143	173,508
Distribution fees—Class C	173,058	341,095	174,929
Registration fees	26,354	322,108	54,766
Auditing and tax fees	42,740	127,612	38,519
Directors’ fees and expenses	31,344	116,430	48,782
Legal fees	18,975	93,896	32,475
Printing fees	39,887	30,903	31,051
Miscellaneous	49,486	179,975	60,193

Total expenses	9,369,568	29,726,800	11,931,235
Less: expense offset arrangement	(513)	(1,183)	(908)

Net expenses	9,369,055	29,725,617	11,930,327

Net investment income	49,157,206	173,204,977	63,544,711

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	6,338,017	12,397,251	6,280,749
Futures transactions	(371,155)	(1,268,415)	(473,426)
Swap transactions	841,657	2,836,149	1,060,915

Net realized gain on investment transactions	6,808,519	13,964,985	6,868,238

Net decrease in unrealized appreciation/(depreciation) of investments and swaps	(28,825,687)	(90,026,901)	(40,026,404)

Net realized and unrealized loss on investment transactions	(22,017,168)	(76,061,916)	(33,158,166)

Net Increase in Net Assets Resulting from Operations	$27,140,038	$97,143,061	$30,386,545

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	95

Statements of Operations

STATEMENT OF CHANGES IN NET ASSETS

	California Municipal Portfolio
	Year Ended 9/30/08	Year Ended 9/30/07
Increase (Decrease) in Net Assets from Operations:
Net investment income	$49,157,206	$43,689,859
Net realized gain (loss) on investment transactions	6,808,519	(1,455,559)
Decrease in unrealized appreciation/ (depreciation) of investments	(28,825,687)	(475,753)

Net increase in net assets resulting from operations	27,140,038	41,758,547
Dividends to Shareholders:
Dividends from net investment income
Municipal Class	(47,795,773)	(42,154,147)
Class A	(783,425)	(665,481)
Class B	(213,961)	(296,945)
Class C	(416,502)	(427,294)

Total dividends to shareholders	(49,209,661)	(43,543,867)
Capital-Share Transactions
Net proceeds from sales of shares	330,569,100	418,061,821
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	7,222,641	6,967,057

Total proceeds from shares sold	337,791,741	425,028,878
Cost of shares redeemed	(326,217,737)	(254,877,126)

Increase in net assets from capital-share transactions	11,574,004	170,151,752

Net increase (decrease) in net assets	(10,495,619)	168,366,432
Net Assets:
Beginning of period	1,427,854,370	1,259,487,938

End of period(a)	$1,417,358,751	$1,427,854,370

(a) Includes excess distributions of:	$(147,790)	$(126,934)

See notes to financial statements.

96	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Statement of Changes in Net Assets

STATEMENT OF CHANGES IN NET ASSETS

	Diversified Municipal Portfolio
	Year Ended 9/30/08	Year Ended 9/30/07
Increase (Decrease) in Net Assets from Operations:
Net investment income	$173,204,977	$141,340,962
Net realized gain (loss) on investment transactions	13,964,985	(740,103)
Decrease in unrealized appreciation/ (depreciation) of investments	(90,026,901)	(3,354,112)

Net increase in net assets resulting from operations	97,143,061	137,246,747
Dividends to Shareholders:
Dividends from net investment income
Municipal Class	(171,193,066)	(138,010,254)
Class A	(1,092,448)	(1,236,399)
Class B	(448,679)	(702,539)
Class C	(830,901)	(934,828)

Total dividends to shareholders	(173,565,094)	(140,884,020)
Capital-Share Transactions
Net proceeds from sales of shares	1,484,509,136	1,551,087,191
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	25,352,812	20,769,260

Total proceeds from shares sold	1,509,861,948	1,571,856,451
Cost of shares redeemed	(1,020,633,859)	(667,262,213)

Increase in net assets from capital-share transactions	489,228,089	904,594,238

Net increase in net assets	412,806,056	900,956,965
Net Assets:
Beginning of period	4,743,598,632	3,842,641,667

End of period(a)	$5,156,404,688	$4,743,598,632

(a) Includes undistributed net investment income of:	$21,443	$95,592

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	97

Statement of Changes in Net Assets

STATEMENT OF CHANGES IN NET ASSETS

	New York Municipal Portfolio
	Year Ended 9/30/08	Year Ended 9/30/07
Increase (Decrease) in Net Assets From Operations:
Net investment income	$63,544,711	$57,071,073
Net realized gain on investment transactions	6,868,238	21,051
Decrease in unrealized appreciation/ (depreciation) of investments	(40,026,404)	(1,915,727)

Net increase in net assets resulting from operations	30,386,545	55,176,397
Dividends to Shareholders:
Dividends from net investment income
Municipal Class	(61,836,555)	(54,811,043)
Class A	(938,693)	(957,503)
Class B	(417,117)	(645,896)
Class C	(419,793)	(466,516)

Total dividends to shareholders	(63,612,158)	(56,880,958)
Capital-Share Transactions
Net proceeds from sales of shares	484,184,537	482,206,220
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	13,207,166	12,297,806

Total proceeds from shares sold	497,391,703	494,504,026
Cost of shares redeemed	(367,319,789)	(277,446,139)

Increase in net assets from capital-share transactions	130,071,914	217,057,887

Net increase in net assets	96,846,301	215,353,326
Net Assets:
Beginning of period	1,788,344,758	1,572,991,432

End of period(a)	$1,885,191,059	$1,788,344,758

(a) Includes undistributed net investment income of:	$2,226	$30,198

See notes to financial statements.

98	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2008

NOTE 1.

Organization and Significant Accounting Policies

The AllianceBernstein Intermediate Municipal Class A, B and C shares are shares of three Portfolios of the Sanford C. Bernstein Fund, Inc. (the “Fund”): California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio (collectively, “Bernstein Intermediate Municipal Portfolios” or “Portfolios”). The Fund is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. Effective February 1, 2002, the Bernstein Portfolios commenced offering AllianceBernstein Intermediate Municipal Class A, AllianceBernstein Intermediate Municipal Class B and AllianceBernstein Intermediate Municipal Class C Shares (collectively, “Intermediate Municipal Retail Classes”) in addition to the existing Municipal Class shares (each, a “Municipal Class”). These financial statements include only the Intermediate Municipal Portfolios. The financial highlights of the Municipal Class shares are presented in a separate financial report. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	99

Notes to Financial Statements

over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

B. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis, and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accretes discount as adjustments to interest income.

C. Futures Contracts

Upon entering into a futures contract, a Portfolio is required to deposit cash or to pledge securities and maintain as collateral an initial margin with the broker equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments, which are dependent on the daily fluctuations in the market value of the underlying index or security, are made or received by the Portfolio each day (daily variation margin) or at other intervals as is required. The aggregate of these payments or receipts through the expiration of the futures contract is recorded for book purposes as unrealized gains or losses by the Portfolio. If the Portfolio enters into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed.

100	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

D. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with the Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”), management has analyzed the Portfolios’ tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

E. Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

F. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value. Each Portfolio segregates cash and/or marketable securities at least equal in value to its purchase commitment for when-issued or delayed-delivery securities, and segregates portfolio securities on a delayed-delivery basis.

G. Distribution of Income and Gains

Net investment income of each Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	101

Notes to Financial Statements

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying financial statements. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

H. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

I. Interest Rate Swap Agreements

A Portfolio may enter into swaps to hedge its exposure to interest rates or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

As of October 1, 2003, the Portfolios have adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Portfolios accrue for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Prior to October 1, 2003, these interim payments were reflected within interest income/expense in the statement of operations. Fluctuations in the

102	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sales orders and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

Each of the Portfolios pays the Adviser an investment management fee at an annual rate of up to .50% of the first $1 billion, .45% of the next $2 billion, .40% of the next $2 billion and .35% in excess of $5 billion of the average daily net assets of the Portfolios. The fee is accrued daily and paid monthly.

B. Transfer Agency Agreement and Shareholder Servicing Agreement

Under a Transfer Agency Agreement, the Intermediate Municipal Retail Classes of the Portfolios compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended September 30, 2008 the compensation retained by ABIS amounted to: California Municipal Portfolio, $18,000; Diversified Municipal Portfolio, $22,206; and New York Municipal Portfolio, $18,000.

For the year ended September 30, 2008, the expenses for the Retail Classes of the California Municipal Portfolio, Diversified Municipal Portfolio, New York Municipal Portfolio were reduced under an expense offset arrangement with ABIS by $513, $1,183 and $908, respectively.

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund, Inc. and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	103

Notes to Financial Statements

shares. This agreement applies only to the Municipal Class shares of the Portfolios. Under the agreement, the fee payable by each Municipal Class share to the Adviser for services under this agreement is an annual rate of .10 of 1% of the average daily net assets of each Portfolio during the month.

C. Distribution Arrangements—Municipal Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Municipal Class shares of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Municipal Class shares of the Portfolios. This agreement does not apply to the Intermediate Municipal Retail Classes of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly-owned subsidiary of the Adviser.

D. Distribution Arrangements—Intermediate Municipal Retail Classes

The Intermediate Municipal Retail Classes of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each such class pays distribution services fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of each Portfolio’s average daily net assets attributable to the Intermediate Municipal Class A shares and 1% of each Intermediate Municipal Portfolio’s average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

	Class B	Class C
California Municipal	$551,506	$957,082
Diversified Municipal	549,370	1,699,592
New York Municipal	837,316	1,336,039

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s Class A, B or C shares.

E. Other Transactions with Affiliates

Class A shares of the Portfolios are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of

104	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

$1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

The Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for the year ended September 30, 2008 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Portfolio	Class A	Class A			Class B	Class C
California Municipal	$1,625	$	– 0	–	$675	$1,701
Diversified Municipal	2,370		5,054		1,215	1,937
New York Municipal	4,918		447		3,814	9

NOTE 3.

Investment Security Transactions

Purchases and Sales

For the period from October 1, 2007 through September 30, 2008, the Portfolios had purchases and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities			Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
California Municipal	$397,047,183	$	– 0	–	$372,192,136	$	– 0	–
Diversified Municipal	1,931,994,688		– 0	–	1,378,418,716		– 0	–
New York Municipal	562,657,634		– 0	–	439,029,104		– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

	Cost	Gross Unrealized		Net Unrealized (Depreciation)
Portfolio		Appreciation	Depreciation
California Municipal	$1,402,747,213	$10,834,205	$(24,634,643)	$(13,800,438)
Diversified Municipal	5,164,897,017	43,494,439	(93,992,302)	(50,497,863)
New York Municipal	1,891,056,592	15,343,183	(36,977,712)	(21,634,529)

NOTE 4.

Risk Involved in Investing in the Portfolios

Interest rate risk and credit risk — Interest rate risk is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	105

Notes to Financial Statements

debt securities such as bonds or notes. Increases in interest rates may cause the value of a Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Concentration of Credit Risk — The California Municipal Portfolio and the New York Municipal Portfolio invest primarily in securities issued by the States of California and New York, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

Indemnification Risk — In the ordinary course of business, the Portfolios enter- into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios has not had prior claims or losses pursuant to these indemnifications provisions and expect the risk of loss thereunder to be remote.

NOTE 5.

Risks Involved in Futures Contracts

All Portfolios may purchase or sell financial futures contracts for the purpose of hedging their portfolios against adverse effects of anticipated movements in the market. Financial futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index or the market value in U.S. dollars of a foreign currency. The contract amounts reflect the extent of each Portfolio’s involvement and risk of loss in these financial instruments. A Portfolio’s participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio’s activities in futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 9 billion shares of common stock, par value $0.001 per share, of which, at September 30, 2008, 8.7 billion are divided into 12 Portfolios. It has allocated 2 billion to the Diversified Municipal Portfolio, of which 400 million is allocated to each of the retail class shares and 800 million allocated to the Municipal Class shares, 800 million to the California Municipal Portfolio, divided evenly into four classes and 1 billion allocated to the New York Portfolio, of which

106	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

200 million is allocated to each of the retail class shares and 400 million allocated to the Municipal Class shares. Share transactions for the Intermediate Municipal Portfolios for the years ended September 30, 2008, and September 30, 2007, were as follows:

	Shares		Amount
California Municipal Portfolio	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2008	Year Ended September 30, 2007

Municipal Class Shares
Shares sold	21,245,318	29,405,915	$303,293,494	$415,427,876

Shares issued to shareholders on reinvestment of dividends	451,229	437,950	6,442,523	6,186,908

Shares redeemed	(21,381,345)	(16,596,295)	(304,952,615)	(234,375,616)

Net increase	315,202	13,247,570	4,783,402	187,239,168

Beginning of period	97,340,935	84,093,365	1,367,136,699	1,179,897,531

End of period	97,656,137	97,340,935	$1,371,920,101	$1,367,136,699

Intermediate Municipal Class A Shares
Shares sold	1,469,354	100,235	$20,961,763	$1,417,511

Shares issued to shareholders on reinvestment of dividends	27,111	25,390	386,796	339,207

Shares converted from Class B	178,618	34,998	2,538,074	494,250

Shares redeemed	(961,224)	(614,416)	(13,736,302)	(8,662,303)

Net increase (decrease)	713,859	(453,793)	10,150,331	(6,411,335)

Beginning of period	1,422,178	1,875,971	20,833,550	27,244,885

End of period	2,136,037	1,422,178	$30,983,881	$20,833,550

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	107

Notes to Financial Statements

	Shares		Amount
California Municipal Portfolio	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2008	Year Ended September 30, 2007

Intermediate Municipal Class B Shares
Shares sold	18,310	19,301	$261,161	$271,332

Shares issued to shareholders on reinvestment of dividends	9,847	14,318	140,632	190,785

Shares converted to Class A	(178,570)	(34,997)	(2,538,074)	(494,250)

Shares redeemed	(118,660)	(399,696)	(1,691,724)	(5,637,880)

Net decrease	(269,073)	(401,074)	(3,828,005)	(5,670,013)

Beginning of period	725,910	1,126,984	10,738,241	16,408,254

End of period	456,837	725,910	$6,910,236	$10,738,241

Intermediate Municipal Class C Shares
Shares sold	246,754	32,126	$3,514,608	$450,852

Shares issued to shareholders on reinvestment of dividends	17,706	18,254	252,690	250,157

Shares redeemed	(230,512)	(403,649)	(3,299,022)	(5,707,077)

Net increase (decrease)	33,948	(353,269)	468,276	(5,006,068)

Beginning of period	1,213,345	1,566,614	17,676,621	22,682,689

End of period	1,247,293	1,213,345	$18,144,897	$17,676,621

	Shares		Amount
Diversified Municipal Portfolio	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2008	Year Ended September 30, 2007

Municipal Class Shares
Shares sold	102,950,558	110,685,733	$1,453,284,656	$1,543,697,450

Shares issued to shareholders on reinvestment of dividends	1,685,083	1,358,008	23,798,251	18,932,500

Shares redeemed	(70,168,315)	(42,968,992)	(989,922,168)	(599,252,089)

Net increase	34,467,326	69,074,749	487,160,739	963,377,861

Beginning of period	332,371,801	263,297,052	4,620,098,878	3,656,721,017

End of period	366,839,127	332,371,801	$5,107,259,617	$4,620,098,878

108	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

	Shares		Amount
Diversified Municipal Portfolio	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2008	Year Ended September 30, 2007

Intermediate Municipal Class A Shares
Shares sold	1,364,515	300,653	$19,272,676	$4,203,832

Shares issued to shareholders on reinvestment of dividends	52,442	63,437	740,670	851,094

Shares converted from Class B	543,859	156,427	7,651,016	2,181,209

Shares redeemed	(760,561)	(2,917,683)	(10,778,737)	(40,800,036)

Net increase (decrease)	1,200,255	(2,397,166)	16,885,625	(33,563,901)

Beginning of period	2,168,991	4,566,157	31,722,779	65,286,680

End of period	3,369,246	2,168,991	$48,608,404	$31,722,779

Intermediate Municipal Class B Shares
Shares sold	54,604	7,855	$773,915	$109,510

Shares issued to shareholders on reinvestment of dividends	21,909	34,548	309,610	435,169

Shares converted to Class A	(543,769)	(156,418)	(7,651,016)	(2,181,209)

Shares redeemed	(383,303)	(928,685)	(5,412,097)	(12,934,566)

Net decrease	(850,559)	(1,042,700)	(11,979,588)	(14,571,096)

Beginning of period	1,695,602	2,738,302	24,636,159	39,207,255

End of period	845,043	1,695,602	$12,656,571	$24,636,159

Intermediate Municipal Class C Shares
Shares sold	249,631	64,210	$3,526,873	$895,190

Shares issued to shareholders on reinvestment of dividends	35,620	41,190	504,281	550,497

Shares redeemed	(486,351)	(867,371)	(6,869,841)	(12,094,313)

Net decrease	(201,100)	(761,971)	(2,838,687)	(10,648,626)

Beginning of period	2,560,541	3,322,512	36,998,574	47,647,200

End of period	2,359,441	2,560,541	$34,159,887	$36,998,574

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	109

Notes to Financial Statements

	Shares		Amount
New York Municipal Portfolio	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2008	Year Ended September 30, 2007

Municipal Class Shares
Shares sold	33,422,678	34,662,099	$465,621,819	$477,539,493

Shares issued to shareholders on reinvestment of dividends	855,406	781,263	11,917,526	10,762,216

Shares redeemed	(25,250,439)	(18,018,267)	(351,099,560)	(248,289,710)

Net increase	9,027,645	17,425,095	126,439,785	240,011,999

Beginning of period	124,534,461	107,109,366	1,703,269,109	1,463,257,110

End of period	133,562,106	124,534,461	$1,829,708,894	$1,703,269,109

Intermediate Municipal Class A Shares
Shares sold	768,023	249,858	$10,670,387	$3,428,114

Shares issued to shareholders on reinvestment of dividends	47,794	51,904	665,344	700,945

Shares converted from Class B	339,555	28,511	4,706,071	391,485

Shares redeemed	(270,297)	(870,196)	(3,755,521)	(11,969,175)

Net increase (decrease)	885,075	(539,923)	12,286,281	(7,448,631)

Beginning of period	1,946,292	2,486,215	27,720,296	35,168,927

End of period	2,831,367	1,946,292	$40,006,577	$27,720,296

Intermediate Municipal Class B Shares
Shares sold	41,278	20,468	$575,686	$281,292

Shares issued to shareholders on reinvestment of dividends	23,076	35,652	321,340	486,592

Shares converted to Class A	(339,696)	(28,517)	(4,706,071)	(391,485)

Shares redeemed	(392,214)	(780,640)	(5,463,852)	(10,745,360)

Net decrease	(667,556)	(753,037)	(9,272,897)	(10,368,961)

Beginning of period	1,543,752	2,296,789	22,314,275	32,683,236

End of period	876,196	1,543,752	$13,041,378	$22,314,275

110	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

	Shares		Amount
New York Municipal Portfolio	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2008	Year Ended September 30, 2007

Intermediate Municipal Class C Shares
Shares sold	187,473	41,028	$2,610,574	$565,836

Shares issued to shareholders on reinvestment of dividends	21,754	25,502	302,956	348,053

Shares redeemed	(164,923)	(438,418)	(2,294,785)	(6,050,409)

Net increase (decrease)	44,304	(371,888)	618,745	(5,136,520)

Beginning of period	1,251,002	1,622,890	18,291,397	23,427,917

End of period	1,295,306	1,251,002	$18,910,142	$18,291,397

NOTE 7.

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2008 and September 30, 2007 were as follows:

California Municipal	2008	2007
Distributions paid from:
Ordinary income	$188,762	$174,797

Total taxable distributions paid	188,762	174,797
Tax exempt distributions	49,020,899	43,369,070

Total distributions paid	$49,209,661	$43,543,867

Diversified Municipal	2008	2007
Distributions paid from:
Ordinary income	$680,969	$687,927

Total taxable distributions paid	680,969	687,927
Tax exempt distributions	172,884,125	140,196,093

Total distributions paid	$173,565,094	$140,884,020

New York Municipal	2008	2007
Distributions paid from:
Ordinary income	$275,506	$290,018

Total taxable distributions paid	275,506	290,018
Tax exempt distributions	63,336,652	56,590,940

Total distributions paid	$63,612,158	$56,880,958

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	111

Notes to Financial Statements

As of September 30, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Ordinary Income(a)	Long Term Capital Gain	Accumulated Capital and Other Gains (Losses)	Unrealized Appreciation/ Depreciation(b)	Total Accumulated Earnings/ (Deficit)(c)
California Municipal	$1,077,459	$3,354,065	$—	$(13,800,438)	$(9,368,914)
Diversified Municipal	4,531,224	4,462,743	—	(50,497,863)	(41,503,896)
New York Municipal	1,629,661	5,156,371	—	(21,634,529)	(14,848,497)

(a) includes tax exempt income as shown below:

California Municipal			$1,077,459
Diversified Municipal			4,531,224
New York Municipal			1,629,661

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, straddles, and swap income (loss) accrual.

(c)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to post-October deferrals and current year dividend payable.

During the year ended September 30, 2008, capital loss carryforwards were utilized by the Portfolios as shown below:

Capital Loss Carryforward Utilized
Diversified Municipal	$8,500,938
California Municipal	2,139,362
New York Municipal	344,785

NOTE 8.

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

112	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE 9.

Recent Accounting Pronouncements

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of September 30, 2008, management believes the adoption of FAS 157 will not impact the amounts reported in the financial statements. However, additional disclosures will be required.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	113

Notes to Financial Statements

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Portfolios’ financial statements.

114	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate California Municipal Portfolio
Class A Shares
Year Ended September 30,
2008	2007	2006	2005	2004(a)

Net asset value, beginning of period	$ 14.18	$ 14.20	$ 14.23	$ 14.38	$ 14.46

Income From Investment Operations:
Investment income, net†	0.44	0.42	0.42	0.40	0.40
Net realized and unrealized loss on investment and futures transactions	(0.22)	(0.02)	(0.03)	(0.14)	(0.07)

Total from investment operations	0.22	0.40	0.39	0.26	0.33

Less Dividends and Distributions:
Dividends from taxable net investment income	– 0	–	– 0	–	– 0	–	– 0	–	(0.02)
Dividends from tax-exempt net investment income	(0.44)	(0.42)	(0.42)	(0.40)	(0.38)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(0.01)	(0.01)

Total dividends and distributions	(0.44)	(0.42)	(0.42)	(0.41)	(0.41)

Net asset value, end of period	$ 13.96	$ 14.18	$ 14.20	$ 14.23	$ 14.38

Total return(b)	1.55%	2.87%	2.77%	1.84%	2.32%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$29,827	$20,163	$26,648	$37,420	$38,422
Average net assets (000 omitted)	$25,239	$22,420	$31,516	$39,846	$45,228
Ratio of expenses to average net assets	0.90%	0.92%	0.89	%(c)	0.89%	0.88%
Ratio of net investment income to average net assets	3.10%	2.98%	2.96	%(c)	2.80%	2.79%
Portfolio turnover rate	26%	27%	23%	30%	52%

See footnote summary on page 124.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	115

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate California Municipal Portfolio
Class B Shares
Year Ended September 30,
2008	2007	2006	2005	2004(a)

Net asset value, beginning of period	$ 14.18	$ 14.21	$ 14.24	$ 14.39	$ 14.46

Income From Investment Operations:
Investment income, net†	0.34	0.32	0.32	0.30	0.30
Net realized and unrealized loss on investment and futures transactions	(0.21)	(0.03)	(0.03)	(0.14)	(0.06)

Total from investment operations	0.13	0.29	0.29	0.16	0.24

Less Dividends and Distributions:
Dividends from taxable net investment income	– 0	–	– 0	–	– 0	–	– 0	–	(0.01)
Dividends from tax-exempt net investment income	(0.34)	(0.32)	(0.32)	(0.30)	(0.29)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(0.01)	(0.01)

Total dividends and distributions	(0.34)	(0.32)	(0.32)	(0.31)	(0.31)

Net asset value, end of period	$ 13.97	$ 14.18	$ 14.21	$ 14.24	$ 14.39

Total return(b)	0.92%	2.08%	2.06%	1.14%	1.67%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$6,380	$10,293	$16,012	$26,081	$35,723
Average net assets (000 omitted)	$8,903	$13,111	$20,714	$31,933	$37,989
Ratio of expenses to average net assets	1.60%	1.62%	1.60	%(c)	1.59%	1.58%
Ratio of net investment income to average net assets	2.40%	2.27%	2.26	%(c)	2.10%	2.08%
Portfolio turnover rate	26%	27%	23%	30%	52%

See footnote summary on page 124.

116	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate California Municipal Portfolio
Class C Shares
Year Ended September 30,
2008	2007	2006	2005	2004(a)

Net asset value, beginning of period	$ 14.18	$ 14.20	$ 14.23	$ 14.38	$ 14.46

Income From Investment Operations:
Investment income, net†	0.34	0.32	0.32	0.30	0.29
Net realized and unrealized loss on investment and futures transactions	(0.22)	(0.02)	(0.03)	(0.14)	(0.07)

Total from investment operations	0.12	0.30	0.29	0.16	0.22

Less Dividends and Distributions:
Dividends from taxable net investment income	– 0	–	– 0	–	– 0	–	– 0	–	(0.01)
Dividends from tax-exempt net investment income	(0.34)	(0.32)	(0.32)	(0.30)	(0.28)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(0.01)	(0.01)

Total dividends and distributions	(0.34)	(0.32)	(0.32)	(0.31)	(0.30)

Net asset value, end of period	$ 13.96	$ 14.18	$ 14.20	$ 14.23	$ 14.38

Total return(b)	0.84%	2.15%	2.07%	1.13%	1.60%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$17,416	$17,202	$22,253	$28,495	$34,859
Average net assets (000 omitted)	$17,306	$18,846	$24,550	$31,861	$41,835
Ratio of expenses to average net assets	1.60%	1.62%	1.59	%(c)	1.59%	1.58%
Ratio of net investment income to average net assets	2.40%	2.28%	2.26	%(c)	2.10%	2.09%
Portfolio turnover rate	26%	27%	23%	30%	52%
See footnote summary on page 124.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	117

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate Diversified Municipal Portfolio
Class A Shares
Year Ended September 30,
2008	2007	2006	2005	2004(a)

Net asset value, beginning of period	$ 14.01	$ 14.03	$ 14.07	$ 14.27	$ 14.35

Income From Investment Operations:
Investment income, net†	0.44	0.42	0.42	0.40	0.42
Net realized and unrealized loss on investment and futures transactions	(0.20)	(0.02)	(0.04)	(0.20)	(0.08)

Total from investment operations	0.24	0.40	0.38	0.20	0.34

Less Dividends:
Dividends from taxable net investment income	– 0	–	– 0	–	– 0	–	– 0	–	(0.01)
Dividends from tax-exempt net investment income	(0.44)	(0.42)	(0.42)	(0.40)	(0.41)

Total dividends	(0.44)	(0.42)	(0.42)	(0.40)	(0.42)

Net asset value, end of period	$ 13.81	$ 14.01	$ 14.03	$ 14.07	$ 14.27

Total return(b)	1.70%	2.90%	2.75%	1.43%	2.39%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$46,537	$30,378	$64,074	$83,353	$101,899
Average net assets (000 omitted)	$34,879	$41,040	$71,431	$91,283	$122,195
Ratio of expenses to average net assets	0.82%	0.88%	0.89	%(c)	0.87%	0.87%
Ratio of net investment income to average net assets	3.13%	3.02%	3.01	%(c)	2.83%	2.95%
Portfolio turnover rate	28%	18%	29%	28%	41%

See footnote summary on page 124.

118	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate Diversified Municipal Portfolio
Class B Shares
Year Ended September 30,
2008	2007	2006	2005	2004(a)

Net asset value, beginning of period	$ 14.01	$ 14.03	$ 14.07	$ 14.27	$ 14.35

Income From Investment Operations:
Investment income, net†	0.34	0.32	0.32	0.30	0.32
Net realized and unrealized loss on investment and futures transactions	(0.19)	(0.02)	(0.04)	(0.20)	(0.08)

Total from investment operations	0.15	0.30	0.28	0.10	0.24

Less Dividends:
Dividends from taxable net investment income	– 0	–	– 0	–	– 0	–	– 0	–	(0.01)
Dividends from tax-exempt net investment income	(0.34)	(0.32)	(0.32)	(0.30)	(0.31)

Total dividends	(0.34)	(0.32)	(0.32)	(0.30)	(0.32)

Net asset value, end of period	$ 13.82	$ 14.01	$ 14.03	$ 14.07	$ 14.27

Total return(b)	1.08%	2.19%	2.04%	0.73%	1.68%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$11,674	$23,751	$38,429	$66,067	$96,064
Average net assets (000 omitted)	$18,414	$30,432	$51,641	$82,895	$106,491
Ratio of expenses to average net assets	1.53%	1.58%	1.58	%(c)	1.57%	1.57%
Ratio of net investment income to average net assets	2.43%	2.32%	2.31	%(c)	2.13%	2.25%
Portfolio turnover rate	28%	18%	29%	28%	41%

See footnote summary on page 124.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	119

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate Diversified Municipal Portfolio
Class C Shares
Year Ended September 30,
2008	2007	2006	2005	2004(a)

Net asset value, beginning of period	$ 14.01	$ 14.03	$ 14.07	$ 14.27	$ 14.35

Income From Investment Operations:
Investment income, net†	0.34	0.32	0.32	0.30	0.32
Net realized and unrealized loss on investment and futures transactions	(0.20)	(0.02)	(0.04)	(0.20)	(0.08)

Total from investment operations	0.14	0.30	0.28	0.10	0.24

Less Dividends:
Dividends from taxable net investment income	– 0	–	– 0	–	– 0	–	– 0	–	(0.01)
Dividends from tax-exempt net investment income	(0.34)	(0.32)	(0.32)	(0.30)	(0.31)

Total dividends	(0.34)	(0.32)	(0.32)	(0.30)	(0.32)

Net asset value, end of period	$ 13.81	$ 14.01	$ 14.03	$ 14.07	$ 14.27

Total return(b)	1.00%	2.19%	2.04%	0.73%	1.68%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$32,593	$35,864	$46,625	$67,057	$89,439
Average net assets (000 omitted)	$34,110	$40,477	$55,806	$77,793	$103,098
Ratio of expenses to average net assets	1.53%	1.58%	1.59	%(c)	1.57%	1.57%
Ratio of net investment income to average net assets	2.43%	2.32%	2.31	%(c)	2.14%	2.25%
Portfolio turnover rate	28%	18%	29%	28%	41%

See footnote summary on page 124.

120	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate New York Municipal Portfolio
Class A Shares
Year Ended September 30,
2008	2007	2006	2005	2004(a)

Net asset value, beginning of period	$ 13.83	$ 13.85	$ 13.90	$ 14.11	$ 14.21

Income From Investment Operations:
Investment income, net†	0.43	0.43	0.43	0.43	0.43
Net realized and unrealized loss on investment and futures transactions	(0.23)	(0.02)	(0.05)	(0.21)	(0.10)

Total from investment operations	0.20	0.41	0.38	0.22	0.33

Less Dividends:
Dividends from taxable net investment income	– 0	–	– 0	–	– 0	–	– 0	–	(0.01)
Dividends from tax-exempt net investment income	(0.43)	(0.43)	(0.43)	(0.43)	(0.42)

Total dividends	(0.43)	(0.43)	(0.43)	(0.43)	(0.43)

Net asset value, end of period	$ 13.60	$ 13.83	$ 13.85	$ 13.90	$ 14.11

Total return(b)	1.43%	3.03%	2.81%	1.55%	2.37%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$38,508	$26,914	$34,440	$44,730	$54,246
Average net assets (000 omitted)	$30,308	$30,564	$39,631	$50,252	$67,768
Ratio of expenses to average net assets	0.89%	0.90%	0.91	%(c)	0.90%	0.88%
Ratio of net investment income to average net assets	3.09%	3.14%	3.14	%(c)	3.04%	3.07%
Portfolio turnover rate	24%	24%	21%	32%	39%

See footnote summary on page 124.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	121

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate New York Municipal Portfolio
Class B Shares
Year Ended September 30,
2008	2007	2006	2005	2004(a)

Net asset value, beginning of period	$ 13.82	$ 13.85	$ 13.89	$ 14.10	$ 14.20

Income From Investment Operations:
Investment income, net†	0.33	0.34	0.34	0.33	0.33
Net realized and unrealized loss on investment and futures transactions	(0.21)	(0.03)	(0.04)	(0.21)	(0.10)

Total from investment operations	0.12	0.31	0.30	0.12	0.23

Less Dividends:
Dividends from taxable net investment income	– 0	–	– 0	–	– 0	–	– 0	–	(0.01)
Dividends from tax-exempt net investment income	(0.34)	(0.34)	(0.34)	(0.33)	(0.32)

Total dividends	(0.34)	(0.34)	(0.34)	(0.33)	(0.33)

Net asset value, end of period	$ 13.60	$ 13.82	$ 13.85	$ 13.89	$ 14.10

Total return(b)	0.80%	2.24%	2.17%	0.85%	1.67%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$11,912	$21,340	$31,804	$48,851	$58,167
Average net assets (000 omitted)	$17,351	$26,557	$40,552	$54,088	$61,357
Ratio of expenses to average net assets	1.60%	1.60%	1.61	%(c)	1.60%	1.58%
Ratio of net investment income to average net assets	2.40%	2.44%	2.44	%(c)	2.34%	2.37%
Portfolio turnover rate	24%	24%	21%	32%	39%

See footnote summary on page 124.

122	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate New York Municipal Portfolio
Class C Shares
Year Ended September 30,
2008	2007	2006	2005	2004(a)

Net asset value, beginning of period	$ 13.83	$ 13.85	$ 13.90	$ 14.11	$ 14.21

Income From Investment Operations:
Investment income, net†	0.33	0.33	0.34	0.33	0.34
Net realized and unrealized loss on investment and futures transactions	(0.23)	(0.02)	(0.05)	(0.21)	(0.11)

Total from investment operations	0.10	0.31	0.29	0.12	0.23

Less Dividends:
Dividends from taxable net investment income	– 0	–	– 0	–	– 0	–	– 0	–	(0.01)
Dividends from tax-exempt net investment income	(0.33)	(0.33)	(0.34)	(0.33)	(0.32)

Total dividends	(0.33)	(0.33)	(0.34)	(0.33)	(0.33)

Net asset value, end of period	$ 13.60	$ 13.83	$ 13.85	$ 13.90	$ 14.11

Total return(b)	0.72%	2.31%	2.09%	0.85%	1.66%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$17,618	$17,300	$22,482	$36,217	$53,033
Average net assets (000 omitted)	$17,493	$19,187	$28,661	$44,688	$59,729
Ratio of expenses to average net assets	1.60%	1.60%	1.61	%(c)	1.60%	1.58%
Ratio of net investment income to average net assets	2.40%	2.44%	2.44	%(c)	2.34%	2.37%
Portfolio turnover rate	24%	24%	21%	32%	39%

See footnote summary on page 124.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	123

Financial Highlights

†	Based on average shares outstanding.

(a)	As of October 1, 2003, the Portfolios have adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to October 1, 2003, these interim payments were reflected within interest income/expense in the statement of operations. For the year ended September 30, 2004, this change had no effect on net investment income per share and net realized and unrealized gain (loss) on investment transactions per share. The effect on the ratio of net investment income per share was as follows:

	Class A	Class B	Class C
Intermediate California Municipal Portfolio	.00%	.00%	.00%
Intermediate Diversified Municipal Portfolio	.00%	.00%	.00%
Intermediate New York Municipal Portfolio	.00%	.01%	.01%

(b)	Total investment return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

124	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and AllianceBernstein Intermediate Municipal Retail Class Shareholders of Sanford C. Bernstein Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Diversified Municipal Portfolio, California Municipal Portfolio, and New York Municipal Portfolio (three of the twelve portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the Intermediate Municipal Retail Class shares for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 24, 2008

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	125

Report of Independent Registered Public Accounting Firm

BOARD OF DIRECTORS

Rosalie Wolf(1), Chairman

Marilyn G. Fedak, President

Irwin Engelman(1)(2)

Bart Friedman(1)(3)

William Kristol(1)(3)

Donald K. Peterson(1)(3)

Thomas B. Stiles, II(1)(3)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Emilie D. Wrapp, Secretary

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Distributor†

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent†

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Ave. New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

(3)	Member of the Governance, Nominating and Compensation Committee.

†	For the AllianceBernstein Intermediate Municipal Portfolios, Classes A, B and C shares only.

126	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
INTERESTED DIRECTORS
Marilyn G. Fedak,** 1345 Avenue of the Americas New York, NY 10105 61 (2006)	Executive Vice President of the Adviser, with which she has been associated since prior to 2003. She is the Head of Bernstein Global Value Equities and Co-Chief Investment Officer of U.S. Large Cap Value Equities.	12	None

DISINTERESTED DIRECTORS***
Rosalie J. Wolf, # 67 (2000) Chairman of the Board	Managing Partner, Botanica Capital Partners LLC, and also Member of Brock Capital Group LLC. Member of the Investment Committee of the Board at the David and Lucile Packard Foundation. Formerly, she was a Managing Director at Offit Hall Capital Management LLC from January 2001 through 2003. From 1994-2000 she was Treasurer and Chief Investment Officer, The Rockefeller Foundation. Earlier she held financial executive positions with International Paper Company, Bankers Trust, and Mobil Oil Corporation.	12	TIAA-CREFF and North European Oil Royalty Trust

Irwin Engelman, # ^ 74 (2000)	Business Consultant. Formerly, he was Executive Vice President and Chief Financial Officer of YouthStream Media Networks; Vice Chairman and Chief Administrative Officer of Revlon, Inc. and Executive Vice President and Chief Financial Officer of MacAndrews & Forbes Holdings, Inc. since prior to 2003.	12	WellGen Inc.; eMagin Corporation and New Plan Excel Realty Trust

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	127

Management of the Fund

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Bart Friedman, # + 63 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2003.	12	The Brookings Institution; Lincoln Center for the Performing Arts; The Mountain School Campus of Milton Academy and Allied World Assurance Holdings

William Kristol, # + 55 (1994)	Editor, The Weekly Standard since prior to 2003. He is also an Op-Ed Page Columnist with The New York Times and a Fox News Contributor.	12	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation and the Institute for the Study of War

Donald K. Peterson, # + 59 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (January 2002-September 2006); President and Chief Executive Officer, Avaya Inc. (October 2000-December 2001); Chief Financial Officer, Lucent Technologies (1996-February 2000); President, Enterprise Systems Group (February 2000-September 2000); Chief Financial Officer, AT&T, Communications Services Group (1995-1996); President, Nortel Communications Systems, Inc. (1994-1995). Prior thereto he was at Nortel from (1976-1995).	12	Worcester Polytechnic Institute; Overseers of the Amos Tuck School of Business Administration; Teachers Insurance & Annuity Association of America; Committee for Economic Development

128	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Management of the Fund

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Thomas B. Stiles, II, # + 68 (2003)	President of Cedar Lawn Corporation (cemetery). Formerly, Managing Director, Senior Portfolio Manager and Director of Investment Strategy of Smith Barney Asset Management from 1997 until his retirement in 1999. Prior thereto, Chairman and Chief Executive Officer of Greenwich Street Advisors from 1988-1997 and Executive Vice President and Director of E.F. Hutton Group from 1982-1987.	12	Cedar Lawn Corporation

*	There is no stated term of office for the Directors.

**	Ms. Fedak is an “interested person”, as defined in the 1940 Act, due to her affiliation with AllianceBernstein.

***	The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

#	Member of the Audit Committee and the Independent Directors Committee.

^	Member of the Fair Value Pricing Committee.

+	Member of the Governance, Nominating and Compensation Committee.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	129

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Marilyn G. Fedak, 61	President	See biography above.

Philip L. Kirstein, 63	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds with which he has been associated since October 2004. Prior thereto he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Emilie D. Wrapp, 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**, with which she has been associated since prior to 2003.

Joseph J. Mantineo, 49	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2003.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	ABI and ABIS are affiliates of the Fund.

The	Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

130	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

1	It should be noted that the Senior Officer’s evaluation was completed on October 8, 2008.

2	Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Advisor Class shares of the Portfolios unless otherwise indicated.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	131

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement:

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[3]
Tax-Managed International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.650%
	On the balance	0.600%

International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	On the balance	0.650%

Emerging Markets Portfolio	First $1 billion	1.175%
	Next $1 billion	1.050%
	Next $1 billion	1.000%
	Next $3 billion	0.900%
	On the balance	0.850%

U.S. Government Short Duration Portfolio	First $750 million	0.450%
Short Duration Plus Portfolio Short Duration California Municipal Portfolio Short Duration Diversified Municipal Portfolio Short Duration New York Municipal Portfolio	On the balance	0.450%

Intermediate Duration Portfolio	First $1 billion	0.500%
	Next $2 billion	0.450%
	Next $2 billion	0.400%
	Next $2 billion	0.350%
	On the balance	0.300%

California Municipal Portfolio	First $1 billion	0.500%
Diversified Municipal Portfolio	Next $2 billion	0.450%
New York Municipal Portfolio	Next $2 billion	0.400%
	On the balance	0.350%

3	The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

132	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

The Portfolios’ net assets on September 30, 2008 and 2007 are set forth below:

Portfolio	Net Assets 9/30/08 ($MM)	Net Assets 9/30/07 ($MM)
Tax-Managed International Portfolio	$6,043.5	$9,509.3
International Portfolio	$2,841.3	$4,403.7
Emerging Markets Portfolio	$1,953.6	$3,231.5
U.S. Government Short Duration Portfolio	$115.4	$81.2
Short Duration Plus Portfolio	$425.9	$407.0
Intermediate Duration Portfolio	$4,892.8	$5,064.2
Short Duration California Municipal Portfolio	$141.4	$80.6
Short Duration Diversified Municipal Portfolio	$330.8	$251.5
Short Duration New York Municipal Portfolio	$162.5	$111.6
California Municipal Portfolio	$1,419.2	$1,427.6
Diversified Municipal Portfolio	$5,163.4	$4,740.7
New York Municipal Portfolio	$1,889.2	$1,787.6

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in basis points of the advisory fee changes made since October 2004 for each Portfolio. It should be noted that the estimated fees are based on September 30, 2008 net assets.

	Effective Adv. Fee (%)
Portfolio	As of October 2004	Current Fee Schedule	Difference
Tax-Managed International Portfolio	0.908%	0.845%	0.063%
International Portfolio	0.935%	0.876%	0.059%
Emerging Markets Portfolio	1.189%	1.139%	0.050%
U.S. Government Short Duration Portfolio	0.500%	0.450%	0.050%
Short Duration Plus Portfolio	0.500%	0.450%	0.050%
Intermediate Duration Portfolio	0.460%	0.450%	0.011%
Short Duration California Municipal Portfolio	0.500%	0.450%	0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	0.050%
California Municipal Portfolio	0.485%	0.485%	0.000%
Diversified Municipal Portfolio	0.460%	0.437%	0.023%
New York Municipal Portfolio	0.476%	0.476%	0.000%

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	133

Set forth below are the Portfolios’ total expense ratios, annualized for the period from October 1, 2007 through June 30, 2008:

Portfolio	Total Expense Ratio[4]			Fiscal Year End
Tax-Managed International Portfolio	Advisor Class A Class B Class C	1.12 1.25 1.95 1.95	% % % %	September 30

International Portfolio	Advisor Class A Class B Class C	1.18 1.41 2.11 2.11	% % % %	September 30

Emerging Markets Portfolio	Advisor	1.51%		September 30

U.S. Government Short Duration Portfolio	Advisor	0.73%		September 30

Short Duration Plus Portfolio	Advisor Class A Class B Class C	0.65 0.98 1.68 1.68	% % % %	September 30

Intermediate Duration Portfolio	Advisor	0.57%		September 30

Short Duration California Municipal Portfolio	Advisor	0.70%		September 30

Short Duration Diversified Municipal Portfolio	Advisor	0.63%		September 30

Short Duration New York Municipal Portfolio	Advisor	0.67%		September 30

California Municipal Portfolio	Advisor Class A Class B Class C	0.62 0.91 1.61 1.61	% % % %	September 30

Diversified Municipal Portfolio	Advisor Class A Class B Class C	0.57 0.83 1.53 1.53	% % % %	September 30

New York Municipal Portfolio	Advisor Class A Class B Class C	0.61 0.91 1.62 1.61	% % % %	September 30

4	Annualized.

134	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and the legal and reputation risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolios.5 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the

5	The adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiable vary based upon each client relationship.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	135

AllianceBernstein Institutional fee schedule been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2008 net assets.

Portfolio	Net Assets 09/30/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	$6,043.5	International Style Blend 80 bp on 1st $25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum Account Size: $50m	0.405%	0.845%

International Portfolio	$2,841.3	International Style Blend 80 bp on 1st $25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum Account Size: $50m	0.410%	0.876%

Emerging Markets Portfolio	$1,953.6	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum Account Size: $50m	0.805%	1.114%

U.S. Government Short Duration Portfolio[6]	$115.4	Low Duration 45 bp on 1st $30 million 18 bp on the balance Minimum Account Size: $25m	0.250%	0.450%

Short Duration Plus Portfolio	$425.9	Low Duration 45 bp on 1st $30 million 18 bp on the balance Minimum Account Size: $25m	0.199%	0.450%

Intermediate Duration Portfolio	$4,892.8	U.S. Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum Account Size: $25m	0.202%	0.441%

Short Duration California Municipal Portfolio	$141.4	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum Account Size: $5m	0.200%	0.450%

6	The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and Agency securities.

136	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio	Net Assets 09/30/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Short Duration Diversified Municipal Portfolio	$330.8	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum Account Size: $5m	0.165%	0.450%

Short Duration New York Municipal Portfolio	$162.5	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum Account Size: $5m	0.193%	0.450%

California Municipal Portfolio	$1,419.2	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum Account Size: $3m	0.194%	0.485%

Diversified Municipal Portfolio	$5,163.4	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum Account Size: $3m	0.189%	0.437%

New York Municipal Portfolio	$1,889.2	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum Account Size: $3m	0.192%	0.476%

With respect to International Portfolio, the Senior Officer compared the difference between the advisory fee charged to the Portfolio and the fee charged to the corresponding institutional account (herein referred to as the “spread”) and the spreads of the Portfolio’s group of Lipper peers. 7 The result of that comparison was discussed with the Board of Directors.

7	Group peers selected by Lipper from the 2007 Lipper 15(c) Report.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	137

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory schedule of these funds, implemented in January 2004, as a result of the AoD between the NYAG and the Adviser, contemplates eight categories with almost all of the AllianceBernstein Mutual Funds in each category having the same fee schedule. In addition to the fee schedules of certain of those categories applicable to the Portfolios, set forth below are what would have been the effective advisory fees of the Portfolios had the AMBF fee schedules been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2008 net assets.

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.683%	0.845%

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.738%	0.876%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.114%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Intermediate Duration Portfolio[8]	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.476%	0.441%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

8	The Adviser also manages Sanford C. Bernstein Fund II—Intermediate Duration Institutional Portfolio (“SCB II”), an open-end mutual fund that has a somewhat similar investment style as the Portfolio. SCB II is charged by the Adviser an advisory fee rate 0.50% on the first $1 billion and 0.45% thereafter. SCB II has an expense cap of 0.45%, which effectively reduces the advisory fee.

138	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.485%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.423%	0.437%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.476%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg fund that has a somewhat similar investment style as the Emerging Markets Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[9]
Emerging Markets Portfolio	Emerging Markets Value Class A	1.70%
	Class I (Institutional)	0.90%

The Alliance Bernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

Portfolio	ITM Mutual Fund	ITM Fee
Emerging Markets Portfolio	Emerging Markets Growth Equity Fund F10 Emerging Markets Stock A/B Bernstein Emerging Markets Growth Stock F/FB10	0.80% 0.90% 0.80%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as certain of the portfolios. Also shown are what would have been the

9	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

10	The ITM fund is privately placed or institutional.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	139

effective advisory fees of the Portfolios had the fee schedule of the sub-advisory relationships been applicable to the Portfolios and the Portfolios’ advisory fees based on September 30, 2008 net assets:

Portfolio		Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	Client #1	0.60% on first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter	0.458%	0.845%

	Client #2	0.80% on first $25 million 0.65% on next $25 million 0.55% on next $50 million 0.45% on next $100 million 0.40% thereafter	0.405%	0.845%

International Portfolio	Client #3	0.60% on first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter	0.523%	0.876%

	Client #4	0.80% on first $25 million 0.65% on next $25 million 0.55% on next $50 million 0.45% on next $100 million 0.40% thereafter	0.410%	0.876%

Emerging Markets Portfolio	Client #5[11]	1.00% on first $25 million 0.90% on first $25 million 0.75% thereafter	0.774%	1.114%

	Client #6	0.75% on first $50 million 0.55% on next $50 million 0.50% on next $300 million 0.45% thereafter	0.468%	1.114%

	Client #7	0.425%	0.425%	1.114%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations. Finally, while it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such discounted fees due to differences in

11	The fee schedule is applicable to the client account if assets are at least $65 million. If assets are less than $65 million, the fee charged to the client is 0.90%.

140	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to manage investment company assets.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included each Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)12 at the approximate current asset level of the subject Portfolio.13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs of the Portfolios had an insufficient number of comparable peers, in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded the Portfolios’ EGs to include peers with a different load type,14 and for certain Portfolios, a similar but not the same Lipper investment classification/objective. However, because Lipper had expanded the Portfolios’ EGs, under Lipper’s standard

12	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

13	The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

14	The EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end load and no-load. It should be noted that the expansion of the Portfolios’ EUs was not requested by the Adviser or the Senior Officer. They requested that only the EGs be expanded.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	141

guidelines, the Portfolios’ Lipper Expense Universes (“EU”)15 were also expanded to include the universes of peers that had a similar but not the same Lipper investment objective/classification and load type.

Portfolio	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	EG Rank
Tax-Managed International Portfolio[16]	0.820	0.820	8/15
International Portfolio[16]	0.870	0.825	9/14
Emerging Markets Portfolio	1.080	1.171	5/15
U.S. Government Short Duration Portfolio	0.450	0.495	4/16
Short Duration Plus Portfolio	0.450	0.465	7/19
Intermediate Duration Portfolio	0.436	0.442	7/14
Short Duration California Municipal Portfolio[16]	0.450	0.565	2/9
Short Duration Diversified Municipal Portfolio	0.450	0.478	6/15
Short Duration New York Municipal Portfolio[16]	0.450	0.554	2/9
California Municipal Portfolio[16]	0.484	0.573	5/16
Diversified Municipal Portfolio[16]	0.436	0.433	7/12
New York Municipal Portfolio[16]	0.476	0.561	5/16

Set forth below is a comparison of the Portfolios’ total expense ratios and the medians of their EGs and EUs. The Portfolios’ rankings are also shown. Pro-forma total expense ratios are also shown for U.S. Government Short Duration Portfolios and Short Duration Plus Portfolio (in bold and italicized):17

Portfolio	Expense Ratio (%)[18]	Lipper Exp. Group Median (%)	EG Rank	Lipper Exp. Universe Median (%)	EU Rank
Tax-Managed International Portfolio[19]	1.119	1.161	6/15	1.251	94/314
International Portfolio[19]	1.185	1.159	8/14	1.251	122/314
Emerging Markets Portfolio	1.528	1.601	5/15	1.601	59/137

U.S. Government Short Duration Portfolio	0.774	0.769	9/16	0.730	29/50
Pro-forma	0.724	0.769	5/16	0.730	25/50

15	Lipper describes an EU as a broader group consisting of all funds in the same investment classification/objective with a similar load type as the subject Portfolio. A “normal” EU will include funds that have the same investment objective/classification as the subject fund. Except for asset size comparability, Lipper uses the same criteria for selecting EG peers when selecting EU peers. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16	The Portfolio’s EG was expanded with respect to investment classification/objective by Lipper a the request of the Senior Officer and the Adviser.

17	Pro-forma shows what the total expense ratio of a Portfolio would have been had changes to the Portfolio’s advisory fee schedule been applicable to the Portfolio for the full fiscal year.

18	Except for pro-forma total expense ratios, the expense ratios are for the most recently completed fiscal year Advisor Class.

19	The Portfolio’s EU was expanded with respect to investment classification/objective by Lipper under standard Lipper guidelines.

142	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio	Expense Ratio (%)[18]	Lipper Exp. Group Median (%)	EG Rank	Lipper Exp. Universe Median (%)	EU Rank
Short Duration Plus Portfolio	0.652	0.741	5/19	0.719	49/116
Pro-forma	0.622	0.741	3/19	0.719	40/116

Intermediate Duration Portfolio	0.578	0.711	1/14	0.742	74/270
Short Duration California Municipal Portfolio[19]	0.728	0.750	4/9	0.714	11/19
Short Duration Diversified Municipal Portfolio	0.657	0.603	9/15	0.586	24/37
Short Duration New York Municipal Portfolio[19]	0.691	0.750	3/9	0.714	8/19
California Municipal Portfolio[19]	0.621	0.744	5/16	0.751	24/120
Diversified Municipal Portfolio[19]	0.578	0.588	6/12	0.650	36/114
New York Municipal Portfolio[19]	0.612	0.744	5/16	0.751	23/120

Based on this analysis, nine of the twelve Portfolios have a lower contractual management fee than each of their respective EG medians. Tax-Managed International Portfolio has a contractual management fee equal to the Portfolio’s EG median. International Portfolio and Diversified Municipal Portfolio have a slightly higher contractual management fee than each of their respective EG medians. Ten of the twelve Portfolios have a lower total expense ratio compared to each of their respective EG medians. International Portfolio and Short Duration Diversified Portfolio have a higher total expense ratio compared to their respective EG medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

18	Except for pro-forma total expense ratios, the expense ratios are for the most recently completed fiscal year Advisor Class.

19	The Portfolio’s EU was expanded with respect to investment classification/objective by Lipper under standard Lipper guidelines.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	143

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s finance areas provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. The Adviser’s profitability, when including administrating and servicing fees (A&S), increased for the Equity Portfolios during calendar year 2007, relative to 2006. However, the Adviser reported that net assets of the Portfolios are down significantly in 2008. As a result, 2007 profitability may not be representative of the current state of affairs.

The Portfolios have a Shareholder Servicing Agreement with the Adviser where the Adviser pays expenses it incurs in providing shareholder servicing to the Portfolios. Under the Shareholder Servicing Agreement, except for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio (the “Equity Portfolios”), which pays 0.25%, the remaining Portfolios, which are primarily invested in fixed income securities (the “Fixed Income Portfolios”), pay 0.10% of the Portfolios’ daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement in the Portfolios’ most recently completed fiscal year:

Portfolio	Shareholder Serving Agreement Fee
Tax-Managed International Portfolio	$21,428,663
International Portfolio	$9,731,511
Emerging Markets Portfolio	$6,651,437
U.S. Government Short Duration Portfolio	$83,785
Short Duration Plus Portfolio	$355,957
Intermediate Duration Portfolio	$4,592,670
Short Duration California Municipal Portfolio	$77,929
Short Duration Diversified Municipal Portfolio	$219,160
Short Duration New York Municipal Portfolio	$106,936
California Municipal Portfolio	$1,294,527
Diversified Municipal Portfolio	$4,174,406
New York Municipal Portfolio	$1,608,192

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

144	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Certain of the Portfolios have retail class shares. Except for Short Duration Plus Portfolio, the retail classes make up a relatively small percentage of each of those Portfolios’ total net assets:

	Retail Classes Net Assets 09/30/08 ($MM)
Portfolio	Class A	Class B	Class C	Total Retail	Retail Classes Net Assets as a % of Total Net Assets
Tax-Managed International Portfolio	$ 9.1	$0.4	$2.6	$12.1	0.20%
International Portfolio	$ 32.8	$2.8	$16.1	$51.6	1.82%
Short Duration Plus Portfolio	$ 32.8	$9.1	$15.9	$57.8	13.58%
California Municipal Portfolio	$ 29.5	$6.7	$17.4	$53.6	3.78%
Diversified Municipal Portfolio	$ 45.7	$12.6	$32.6	$90.8	1.76%
New York Municipal Portfolio	$ 37.9	$12.6	$17.6	$68.2	3.61%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2007, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $24 million for distribution services and educational support (revenue sharing payments). For 2008, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $28 million.

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the Portfolios’ most recently completed fiscal year:

Portfolio	Amount Received
Tax-Managed International Portfolio	$1,978
International Portfolio	$8,790
Short Duration Plus Portfolio	$1,269
California Municipal Portfolio	$117
Diversified Municipal Portfolio	$2,390
New York Municipal Portfolio	$1,023

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	145

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the Portfolios’ most recently completed fiscal year:

Portfolio	12b-1 Fee Received	CDSC Received
Tax-Managed International Portfolio	$1,978	$2,571
International Portfolio	$8,790	$13,005
Short Duration Plus Portfolio	$1,269	$25,736
California Municipal Portfolio	$117	$2,538
Diversified Municipal Portfolio	$2,390	$11,897
New York Municipal Portfolio	$1,023	$11,629

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent of the retail classes of the Portfolios, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2007 in comparison to 2006. During the Portfolios’ most recently completed fiscal year, ABIS received the following net fees from the retail classes of the Portfolios:20

Portfolio	ABIS Fee	Expense Offset
Tax-Managed International Portfolio[21]	$3,219	$269
International Portfolio	$33,671	$3,263
Short Duration Plus Portfolio	$34,190	$3,832
California Municipal Portfolio	$18,000	$533
Diversified Municipal Portfolio	$26,767	$1,970
New York Municipal Portfolio	$18,493	$1,463

Certain of the Portfolios effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with these Portfolios is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolios. These credits and charges are not being passed onto to any SCB client.

20	The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account.

21	With respect to Tax-Managed International Portfolio, ABIS voluntarily agreed to waive a portion of its fees in the amount of $14,781.

146	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,22 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli23 study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with higher levels of assets and funds from larger family sizes compared to funds with smaller asset levels and funds from smaller family sizes, which according to the independent consultant is indicative of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds reached higher levels of assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $675 billion as of August 31, 2008, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios24 relative to the medians of

22	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

23	The Deli study was originally published in 2002 based on 1997 data.

24	The gross performance returns are for the Advisor class shares of the Portfolios and were provided by Lipper.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	147

the Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)25 for the periods ended June 30, 2008.26 Also shown are the gross performance rankings of the Portfolios.

Tax-Managed International Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-12.57	-7.94	-8.47	10/11	228/273
3 year	12.69	13.53	14.73	6/10	146/186
5 year	15.30	16.87	17.12	7/9	112/133
10 year	7.90	7.70	7.40	3/6	25/68

International Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-11.50	-9.22	-8.56	8/10	216/274
3 year	13.24	14.38	14.65	7/10	124/187
5 year	15.78	17.29	17.11	7/9	106/134

Emerging Markets Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	3.61	3.61	5.30	8/15	128/201
3 year	26.70	28.74	28.08	11/15	96/141
5 year	34.48	32.58	31.98	2/15	9/120
10 year	21.43	16.68	16.74	2/12	10/70

U.S. Government Short Duration Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	6.07	6.76	6.59	11/16	41/65
3 year	4.49	4.82	4.84	14/16	50/61
5 year	3.35	3.50	3.55	13/15	49/56
10 year	4.85	4.89	4.91	8/12	25/42

Short Duration Plus Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	0.52	4.31	3.92	18/19	138/184
3 year	2.94	4.40	4.12	17/19	115/153
5 year	2.56	3.39	3.28	17/19	87/114
10 year	4.49	4.65	4.89	8/12	50/68

25	The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU. In addition, the Portfolios’ PGs/PUs only include funds of the same Lipper investment objective/classification as the Portfolios, in contrast to certain of their EGs/EUs, which may include funds of similar but not the same investment objective/classification.

26	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

148	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Duration Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	5.09	3.36	5.23	3/14	213/406
3 year	4.00	3.28	3.96	4/14	157/331
5 year	4.09	3.73	3.99	5/13	116/274
10 year	5.44	5.66	5.70	7/10	104/146

Short Duration California Municipal Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	4.78	4.32	3.97	1/5	3/14
3 year	3.58	3.41	3.35	2/5	3/9
5 year	2.86	3.05	3.20	4/4	6/6
10 year	3.57	4.22	4.24	3/3	5/5

Short Duration Diversified Municipal Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	4.73	4.69	4.49	6/15	12/43
3 year	3.67	3.49	3.54	1/15	8/40
5 year	2.98	2.86	2.86	2/11	10/34
10 year	3.79	3.79	3.82	5/9	11/18

Short Duration New York Municipal Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	4.71	4.71	4.69	3/5	5/11
3 year	3.61	3.39	3.30	1/4	2/10
5 year	2.98	2.80	2.77	1/4	2/9
10 year	3.65	4.04	4.07	4/4	9/9

California Municipal Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	4.82	4.34	3.98	2/6	6/28
3 year	3.36	3.25	3.13	1/6	3/28
5 year	3.26	3.33	3.16	4/6	10/28
10 year	4.40	4.68	4.69	4/4	16/16

Diversified Municipal Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	5.10	3.74	4.29	1/10	21/109
3 year	3.38	3.09	3.21	2/10	22/95
5 year	3.29	3.30	3.21	6/10	38/84
10 year	4.55	4.66	4.69	5/7	44/60

New York Municipal Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	5.01	5.00	4.99	1/2	7/17
3 year	3.40	3.29	3.18	1/2	6/17
5 year	3.34	3.21	3.30	1/2	6/16
10 year	4.56	4.56	4.80	1/1	11/11

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	149

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolios (in bold)27 versus their benchmarks.28 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown. 29

	Periods Ending June 30, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Tax-Managed International Portfolio	-13.54	11.42	13.95	6.61	9.40	14.83	0.26	10
MSCI EAFE Index[30]	-10.61	12.84	16.67	5.83	7.99	14.99	0.21	10
Inception Date: June 22, 1992

International Portfolio	-12.54	11.90	14.36	N/A	7.45	11.34	0.96	5
MSCI EAFE Index	-10.61	12.84	16.67	N/A	5.36	11.38	1.13	5
Inception Date: April 30, 1999

Emerging Markets Portfolio	2.04	24.74	32.33	19.43	11.80	19.33	1.38	5
MSCI Emerging Markets Index[31]	4.63	27.14	29.75	15.26	9.61	18.97	1.30	5
Inception Date: December 15, 1995

27	The performance returns and risk measures shown in the table are for the Advisor class shares of the Portfolios and were provided by the Adviser.

28	The Adviser provided Portfolio and benchmark performance return information for the periods through June 30, 2008.

29	Except Lehman Brothers 5 year GO Municipal Bond Index, which the Senior Officer calculated using standard Lipper methodology, portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

30	Benchmark since inception data is from the nearest month end after the Portfolio’s inception date through June 30, 2008.

31	Benchmark since inception data is from the nearest Thursday after the Portfolio’s inception date through June 30, 2008.

150	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

	Periods Ending June 30, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
U.S. Government Short Duration Portfolio	5.24	3.68	2.55	4.06	5.24	1.51	0.39	10
Merrill Lynch 1-3 Year Treasury Index[31]	7.30	4.71	3.29	4.66	5.94	1.69	0.66	10
Inception Date: January 3, 1989

Short Duration Plus Portfolio	-0.15	2.27	1.88	3.80	5.27	1.49	0.13	10
Merrill Lynch 1-3 Year Treasury Index[31]	7.30	4.71	3.29	4.66	5.96	1.69	0.66	10
Inception Date: December 12, 1988

Intermediate Duration Portfolio	4.48	3.40	3.47	4.83	6.67	3.16	0.38	10
Lehman Brothers Aggregate Bond Index[31]	7.12	4.08	3.85	5.68	7.36	3.49	0.59	10
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	4.04	2.81	2.07	2.78	3.15	0.97	-0.91	10
Lehman Brothers 1 Year Municipal Bond Index	4.95	3.49	2.58	3.43	3.83	0.95	-0.21	10
Inception Date: October 3, 1994

Short Duration Diversified Municipal Portfolio	4.04	2.97	2.28	3.06	3.40	0.96	-0.59	10
Lehman Brothers 1 Year Municipal Bond Index	4.95	3.49	2.58	3.43	3.83	0.95	-0.21	10
Inception Date: October 3, 1994

31	Benchmark since inception data is from the nearest Thursday after the Portfolio’s inception date through June 30, 2008.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	151

	Periods Ending June 30, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Short Duration New York Municipal Portfolio	4.02	2.89	2.25	2.89	3.22	0.97	-0.77	10
Lehman Brothers 1 Year Municipal Bond Index	4.95	3.49	2.58	3.43	3.83	0.95	-0.21	10
Inception Date: October 3, 1994

California Municipal Portfolio	4.19	2.72	2.60	3.73	4.90	2.82	0.05	10
Lehman Brothers 5 Year GO Municipal Index[30]	5.91	3.36	2.98	4.47	5.52	2.98	0.34	10
Inception Date: August 6, 1990

Diversified Municipal Portfolio	4.48	2.78	2.68	3.91	5.16	2.77	0.11	10
Lehman Brothers 5 Year GO Municipal Index[30]	5.91	3.36	2.98	4.47	5.63	2.98	0.34	10
Inception Date: January 9, 1989

New York Municipal Portfolio	4.36	2.77	2.70	3.90	5.20	2.87	0.11	10
Lehman Brothers 5 Year GO Municipal Index[30]	5.91	3.36	2.98	4.47	5.63	2.98	0.34	10
Inception Date: January 17, 1989

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 18, 2008

30	Benchmark since inception data is from the nearest month end after the Portfolio’s inception date through June 30, 2008.

152	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small/Mid Cap Growth Portfolio*

Global & International

Global Growth Fund*

Global Thematic Growth Fund*

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National National Portfolio II Arizona California California Portfolio II Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

ACM Managed Dollar Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund. Prior to November 3, 2008, Small/Mid Cap Growth Portfolio was named Small Cap Growth Portfolio, Global Growth Fund was named Global Research Growth Fund, and Global Thematic Growth Fund was named Global Technology Fund. Prior to December 1, 2008, National Portfolio II was named Insured National Portfolio, and California Portfolio II was named Insured California Portfolio.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	153

AllianceBernstein Family of Funds

NOTES

154	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

NOTES

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	155

NOTES

156	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IM-0151-0908

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Irwin Engelman, Donald K. Peterson, Thomas B. Stiles and Rosalie J. Wolf qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Pricewaterhouse Coopers LLP , for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees*
U.S. Government Short Duration Portfolio	2007	$1,228	$55	$268
	2008	$2,005	$70	$184
Short Duration Plus Portfolio	2007	$16,104	$276	$1,343
	2008	$7,996	$280	$831
Intermediate Duration Portfolio	2007	$74,769	$3,325	$13,177
	2008	$94,686	$3,314	$11,278
Short Duration New York Municipal Portfolio	2007	$1,582	$70	326
	2008	$2,708	$95	277
Short Duration California Municipal Portfolio	2007	1,229	$55	$242
	2008	2,513	$88	$200
Short Duration Diversified Municipal Portfolio	2007	3,350	$149	$664
	2008	5,570	$195	$538
New York Municipal Portfolio	2007	$34,522	$1,193	$4,974
	2008	$35,701	$1,250	$4,018
California Municipal Portfolio	2007	$29,039	$949	$3,995
	2008	$27,145	$950	$3,130
Diversified Municipal Portfolio	2007	$77,776	$3,117	$12,254
	2008	$97,567	$3,415	$10,955
International Portfolio	2007	$72,316	$2,821	$14,529
	2008	$65,884	$2,306	$8,923
Tax-Managed International Municipal Portfolio	2007	$146,217	$6,108	$27,878
	2008	$140,087	$4,903	$18,280
Emerging Markets Portfolio	2007	$46,266	$2,058	$7,398
	2008	$47,759	$1,671	$6,596

*	Paid to Ernst & Young LLP.

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a)–(c) are for services pre-approved by the Fund’s Audit Committee.

(f)	Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
U.S. Government Short Duration Portfolio	2007	$10,086,509	$ $ $	611 (55 (268	) )
	2008	$8,877,751	$ $ $	254 (70 (184	) )
Short Duration Plus Portfolio	2007	$10,087,805	$ $ $	1,619 ( 276 (1,343	) )
	2008	$8,878,608	$ $ $	1,111 (280 (831	) )
Intermediate Duration Portfolio	2007	$10,104,789	$ $ $	18,603 (5,426 (13,177	) )
	2008	$8,892,089	$ $ $	14,592 (3,314 (11,278	) )
Short Duration New York Municipal Portfolio	2007	$10,086,582		$396 [70 [326	] ]
	2008	$8,877,869		$372 (95 (277	) )
Short Duration California Municipal Portfolio	2007	$10,086,483		$297 [55 [242	] ]
	2008	$8,877,785		$288 (88 (200	) )
Short Duration Diversified Municipal Portfolio	2007	$10,086,999		$813 [149 [664	] ]
	2008	$8,878,230		$733 (195 (538	) )
New York Municipal Portfolio	2007	$10,092,353		$6,167 [1,193 [4,974	] ]
	2008	$8,882,765		$5,268 (1,250 (4,018	) )
California Municipal Portfolio	2007	$10,091,130		$4,944 [949 [3,995	] ]
	2008	$8,881,577		$4,080 (950 (3,130	) )
Diversified Municipal Portfolio	2007	$10,101,557		$15,371 [3,117 [12,254	] ]
	2008	$8,891,867		$14,370 (3,415 (10,955	) )
International Portfolio	2007	$10,103,536	$ $ $	17,350 (2,821 (14,529	) )
	2008	$8,888,726	$ $ $	11,229 (2,306 (8,923	) )
Tax-Managed International Municipal Portfolio	2007	$10,120,172	$ $ $	33,986 (6,108 (27,878	) )
	2008	$8,900,680	$ $ $	23,183 (4,903 (18,280	) )
Emerging Markets Portfolio	2007	$10,095,642	$ $ $	9,456 (2,058 (7,398	) )
	2008	$8,885,764	$ $ $	8,267 (1,671 (6,596	) )

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund, Inc.

By:	/s/ Marilyn Fedak
Marilyn Fedak
President

Date:	November 26, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marilyn Fedak
Marilyn Fedak
President

Date:	November 26, 2008

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	November 26, 2008